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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8319

ING Partners, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2008 to December 31, 2008

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2008

Classes ADV, I and S

ING Partners, Inc.

■ ING American Century Large Company Value Portfolio

■ ING American Century Small-Mid Cap Value Portfolio

■ ING Baron Asset Portfolio

■ ING Baron Small Cap Growth Portfolio

■ ING Columbia Small Cap Value II Portfolio

■ ING Davis New York Venture Portfolio

■ ING JPMorgan Mid Cap Value Portfolio

■ ING Legg Mason Partners Aggressive Growth Portfolio

■ ING Neuberger Berman Partners Portfolio

■ ING Oppenheimer Global Portfolio

■ ING Oppenheimer Strategic Income Portfolio

■ ING PIMCO Total Return Portfolio

■ ING Pioneer High Yield Portfolio

■ ING T. Rowe Price Diversified Mid Cap Growth Portfolio

■ ING T. Rowe Price Growth Equity Portfolio

■ ING Templeton Foreign Equity Portfolio

■ ING Thornburg Value Portfolio

■ ING UBS U.S. Large Cap Equity Portfolio

■ ING Van Kampen Comstock Portfolio

■ ING Van Kampen Equity and Income Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Shareholder Expense Examples	44

Report of Independent Registered Public Accounting Firm	48

Statements of Assets and Liabilities	49

Statements of Operations	59

Statements of Changes in Net Assets	64

Financial Highlights	74

Notes to Financial Statements	81

Portfolios of Investments	109

Tax Information	242

Director and Officer Information	244

Advisory Contract Approval Discussion	249

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 23, 2009

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product ("GDP") fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") were taken into "conservatorship." Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan ("TARP") would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee ("FOMC") reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year). By contrast, high yield bonds,

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2008

represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING American Century Large Company Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Charles A. Ritter, CFA, Vice President and Senior Portfolio Manager and Brendan Healy, CFA, Vice President and Portfolio Manager, American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class S shares provided a total return of (36.99)% compared to the Russell 1000® Value Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500 Index"), which returned (36.85)% and (37.00)%, respectively, for the same period.

Portfolio Specifics: Extraordinary, if not unprecedented market conditions characterized the period. Few investors anticipated the scope of the credit crunch, which grew into a full-blown financial crisis. In the stock market, volatility was extreme on a day-to-day basis as investors lost confidence in the financial system and worried about the government's ability to remedy the situation. U.S. equity indexes were universally down for the 12-month period, with value and growth stocks generally providing similar returns.

The Portfolio's holdings in the healthcare sector contributed to relative results. During difficult economic times or periods of stock market turbulence, investors often regard healthcare stocks as lower-risk, defensive investments. Moreover, our preference for large industry leaders proved advantageous. A significant holding was Abbott Laboratories, which develops and manufactures laboratory diagnostics, medical devices and pharmaceutical therapies.

The Portfolio's relative returns also benefited from effective security selection in information technology, primarily from large leading software and technology companies. A notable contributor was Hewlett-Packard Co., a computer and peripheral maker.

The Portfolio's positioning within the materials sector boosted relative performance. For some time, the share prices of metals and mining firms have been momentum-driven; many have not met the management team's valuation criteria and thus have not merited sizeable exposure. This limited exposure was particularly beneficial when commodities prices fell during the final months of 2008.

Despite an underweight, the financials sector was the Portfolio's largest source of underperformance versus the Russell 1000® Value Index. Although the portfolio management team continues to approach the sector with caution and selectivity, the best relative values were the most adversely affected by the financial crisis. In particular, the Portfolio was hampered by its mix of insurance, mortgage finance, and diversified financial services stocks. Three top detractors were financial giant Citigroup, Inc.; life, property and casualty insurer Hartford Financial Services Group, Inc. ("Hartford"); and American International Group ("AIG"), the leading U.S.-based international insurer. The Portfolio's positions in Hartford and AIG have been eliminated.

Current Strategy and Outlook: The portfolio management team takes a fundamental, bottom-up approach, evaluating each company individually on its own merits and building the portfolio from the ground up, one stock at a time.

As of December 31, 2008, the Portfolio was broadly diversified, with continued overweight positions in the information technology and healthcare sectors. Our valuation work contributed to our smaller relative weightings in financials and utilities stocks. We have also continued to find greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	5.8%
Chevron Corp.	5.4%
AT&T, Inc.	4.4%
General Electric Co.	4.3%
Pfizer, Inc.	3.4%
Johnson & Johnson	3.1%
JPMorgan Chase & Co.	3.0%
ConocoPhillips	2.9%
Verizon Communications, Inc.	2.5%
Royal Dutch Shell PLC ADR — Class A	2.4%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	Since Inception of Classes ADV, I and S December 10, 2001
Class ADV	(37.19)%	(4.12)%	(2.85)%
Class I	(36.86)%	(3.64)%	(2.35)%
Class S	(36.99)%	(3.87)%	(2.59)%
Russell 1000® Value Index(1)	(36.85)%	(0.79)%	1.10	%(3)
S&P 500® Index(2)	(37.00)%	(2.19)%	(1.39	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Large Company Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower than forecasted growth values.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance of the indices is shown as of December 1, 2001.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth, income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele and James Pitman (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney*, Phillip N. Davidson, and Michael Liss (responsible for the Mid Cap Value portion of the Portfolio), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class S shares provided a total return of (26.56)% compared to the Russell 2500TM Value Index(1) and the Standard & Poor's ("S&P") Small Cap 600/CitigroupValue Index(2), which returned (31.99)%, and (29.51)%, respectively, for the same period.

Portfolio Specifics: Extraordinary, if not unprecedented market conditions characterized the annual period. Few investors anticipated the scope of the credit crunch, which grew into a full-blown financial crisis. In the stock market, volatility was extreme on a day-to-day basis as investors lost confidence in the financial system and worried about the U.S. government's ability to remedy the situation. U.S. equity indexes were universally down for the year ended December 31, 2008, with value and growth stocks generally providing similar returns.

Small Cap Value** — Against this backdrop, the Portfolio benefited from positions in the consumer discretionary, industrials, and information technology sectors. In consumer discretionary, security selection in the hotels, restaurants and leisure segment was a plus. A top holding was casual restaurant chain, Chipotle Mexican Grill. Within industrials, investments in construction and engineering, machinery, and commercial services and supplies contributed. Holdings among software and semiconductor companies added value. A notable contributor was data management software maker, Sybase. The weakest performing sectors were financials and energy. In financials, investments among commercial banks and capital markets firms slowed relative results. A top detractor was MCG Capital Corp., which provides capital to finance activities such as acquisitions, recapitalizations, and buyouts. In energy, holdings among energy equipment and services companies, such as Global Industries Ltd., hampered progress.

Mid Cap Value** — Against this backdrop, the Portfolio benefited from positions in the consumer discretionary, financials, and utilities sectors. In consumer discretionary, an underweight and strong security selection, including a lack of exposure to media companies or internet and catalog retailers, was advantageous. In financials, investments among thrifts and insurance companies added value. Two top holdings were People's United Financial and The Chubb Corp. In utilities, the Portfolio did not own any independent power producers, which contributed to relative progress. Furthermore, its holdings in electric and gas utilities boosted results. Although the Portfolio received positive relative contributions from all 10 sectors in which it was invested, performance was hampered by certain holdings and by select underweights. For example, the financials sector provided top detractor, AllianceBernstein Holding LP.

Current Strategy and Outlook: The management team takes a fundamental, bottom-up approach, evaluating each company individually on its own merits and building the Portfolio from the ground up, one stock at a time. In searching for companies that we believe are undervalued, the team will structure exposure to stocks and market segments as warranted based on the attractiveness of individual companies.

Small Cap Value** — As of December 31, 2008, the Portfolio was broadly diversified, with an overweight position in energy and an underweight position in financials relative to the benchmark.

Mid Cap Value** — As of December 31, 2008, we continued to see opportunities in consumer staples and healthcare stocks, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work contributed to our smaller relative weightings in financials and energy stocks.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Aspen Insurance Holdings Ltd.	1.9%
Marsh & McLennan Cos., Inc.	1.2%
HCC Insurance Holdings, Inc.	1.1%
iShares Russell 2000 Index Fund	1.1%
Kimberly-Clark Corp.	0.9%
Molex, Inc.	0.9%
WGL Holdings, Inc.	0.9%
Westar Energy, Inc.	0.9%
Beckman Coulter, Inc.	0.9%
Parametric Technology Corp.	0.9%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective August 29, 2008, Kevin Toney replaced Scott Moore as portfolio manager to the Portfolio.

**  For purposes of these discussions, "the Portfolio" refers to each respectively managed portion of ING American Century Small-Mid Cap Value Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002
Class ADV	(26.69)%	1.26%	2.39%
Class I	(26.37)%	1.75%	2.89%
Class S	(26.56)%	1.50%	2.64%
Russell 2500TM Value Index(1)	(31.99)%	(0.15)%	2.45%
S&P SmallCap 600/Citigroup Value Index(2)	(29.51)%	0.90%	1.74%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The S&P SmallCap 600/Citigroup Value Index measures the performance of those S&P 600 Index companies with lower price-to-book ratios.

ING BARON ASSET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Baron Asset Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Andrew Peck*, Senior Vice President, of BAMCO, Inc. ("BAMCO") — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (41.04)% compared to the Russell Midcap® Growth Index(1) and the Russell Midcap® Index(2), which returned (44.32)% and (41.46)%, respectively, for the same period.

Portfolio Specifics: The sectors that positively impacted the Portfolio's performance relative to the Russell Midcap® Growth Index were industrials and information technology. Performance attribution for both sectors was positive mainly due to stock selection.

The financial sector had the largest negative impact led by its investments in CME Group, Inc. ("CME") and CB Richard Ellis Group, Inc ("CB Richard Ellis"). CME's share price declined as the company's trading volumes disappointed expectations. The credit crisis negatively impacted CME's volumes through several channels. Unprecedented volatility and dislocations in the credit markets caused CME's interest rate products to be less effective than usual for traditional hedging and speculating strategies. In addition, across product categories customers had less access to credit and therefore capital with which to trade. CB Richard Ellis performed poorly in 2008 (along with most commercial real estate stocks) as the combination of a slowdown in leasing and investment sales activity, rising cap rates, and credit market concerns weighed on the shares. Though we believe that the commercial real estate market will continue to face headwinds in 2009, we believe that most of these concerns are discounted in the stock at this stage.

The consumer discretionary sector had the second largest negative impact, mainly due to Lamar Advertising Co. ("Lamar") and Wynn Resorts Ltd. ("Wynn"). Lamar shares had softened early in the year, as advertising demand started to slow, and the shares weakened substantially starting in September, as evidence mounted of a more substantial economic and advertising recession. Adding to this was a constrained credit environment, as investors grew concerned about potential refinancing risk. Still, unlike other traditional media, the outdoor advertising business is experiencing little, if any audience erosion, and therefore, we believe should outgrow other media in a cyclical recovery. In the meantime, the company is managing the business with a keen eye on costs and capital expenditures, and has taken the steps necessary to produce significant free cash flow and avoid violating any of its credit covenants during this difficult time. With a longstanding management in place, with experience through many past cycles and having strong relationships with its lenders for decades, we believe the company should be well positioned to manage through this difficult time toward an eventual recovery. Wynn's stock fell because both properties, Macau and Las Vegas are anticipated to have lower than expected earnings.

The healthcare sector also had a negative impact. Investors turning to traditionally defensive healthcare services stocks in 2008 did not find much safety. Our facility based stocks — hospitals and nursing homes — were hit hard by concerns over admission trends, bad debt and negative patient mix as growing unemployment and years of cost shifting made affordability an issue even for the insured. Assisted living stocks got hammered as seniors, unable to sell their homes, delayed move-ins and worries mounted over the negative leverage of lower occupancy and indications the industry was resorting to discounting and promotions. Lastly, investors dumping companies with levered balance sheets, with little regard for underlying cash flows, covenant cushions or maturity schedules, also pressured our holdings.

The top five most positively impacting stocks were DeVry, Inc., CH Robinson Worldwide, Inc., Arch Capital Group Ltd., Choice Hotels International, Inc. and Ecolab, Inc. The top five most negatively impacting stocks were CME Group, Inc., Lamar Advertising Co., Wynn Resorts Ltd., CB Richard Ellis Group, Inc. and Covance, Inc.

Current Strategy and Outlook: We focus on the long-term fundamental prospects of the businesses in which it invests. We believe we can gain an investment advantage through our independent and exhaustive research of businesses. We attempt to purchase what we believe are great companies with exciting prospects at attractive prices when prospects are misunderstood; markets react to short term events; and/or when experts are wrong.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Charles Schwab Corp.	4.2%
Arch Capital Group Ltd.	3.7%
DeVry, Inc.	3.6%
CH Robinson Worldwide, Inc.	3.5%
Stericycle, Inc.	2.9%
Polo Ralph Lauren Corp.	2.9%
SAIC, Inc.	2.8%
Idexx Laboratories, Inc.	2.7%
Gartner, Inc.	2.6%
XTO Energy, Inc.	2.5%

Portfolio holdings are subject to change daily.

*  Effective January 24, 2008, Andrew Peck was named sole lead portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BARON ASSET PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Class ADV January 18, 2006		Since Inception of Class I January 3, 2006		Since Inception of Class S May 3, 2006
Class ADV	(41.20)%	(11.13)%		—		—
Class I	(41.04)%	—		(10.49)%		—
Class S	(41.06)%	—		—		(14.24)%
Russell Midcap® Growth Index(1)	(44.32)%	(13.84	)%(3)	(11.79	)%(4)	(15.65	)%(5)
Russell Midcap® Index(2)	(41.46)%	(12.49	)%(3)	(10.68	)%(4)	(14.55	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Asset Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forcosted growth values.

(2) The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(3) Since inception performance of the index is shown from February 1, 2006.

(4) Since inception performance of the index is shown from January 1, 2006.

(5) Since inception performance of the index is shown from May 1, 2006.

ING BARON SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Baron Small Cap Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager of BAMCO, Inc. ("BAMCO") — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class S shares provided a total return of (41.25)% compared to the Russell 2000® Index(1), which returned (33.79)% for the same period.

Portfolio Specifics: The sectors that positively impacted the Portfolio's performance relative to the Russell 2000® Index were information technology and materials. Information technology had a positive impact relative to the Russell 2000® Index due to its underweighting and stock selection and materials was due to its underweighting relative to the index.

The consumer discretionary sector had the largest negative impact, led by Sotheby's, which also had the largest negative impact on the Portfolio. The global economic crunch impacted the art market as collectors were unwilling to speculate at auctions. The downturn in the market led to significant losses on guaranteed pieces.

The financial sector had the second largest negative impact mainly due to its investments in FCStone Group, Inc. ("FCStone") and Cohen & Steers, Inc ("Cohen & Steers"). The sector had a very difficult period as a result of the struggling economy. The falling stock market coupled with heavy investor redemptions led to lower assets under management and a significant reduction in revenue for asset management companies like Cohen & Steers. The operating environment in 2008 became extremely difficult for FCStone's commodity risk consulting and brokerage businesses. Declining government interest rates were a headwind to FCStone's net interest revenue. The credit crisis caused customers to have less access to capital with which to execute hedging strategies. Commodity price volatility caused trading to become more expensive for customers and increased FCStone's financial risk from customer failures. In spite of these difficulties, FCStone continued to see growing demand for its products and services.

The energy sector also had a negative impact as the deteriorating world economy led to a drop in oil prices (54% in 2008). In addition, energy stocks were hurt by the tight credit markets. Energy is a capital intensive business, and less available credit is resulting in sharp cuts to drilling budgets and major capital projects. Our energy holdings, for example, FMC Technologies, Inc. and Core Laboratories NV are, in our opinion, in excellent financial condition; however, their customers are scaling back spending plans for 2009 due to low commodity prices and the credit crunch.

The top five most positively impacting stocks were DeVry, Inc., Panera Bread Co., Aecom Technology Corp., Mohawk Industries, Inc. and Choice Hotels International, Inc. The top five most negatively impacting stocks were Sotheby's, SunPower Corp., FCStone Group, Inc., Central European Media Enterprises Ltd. and J. Crew Group.

Current Strategy and Outlook: We focus on the long-term fundamental prospects of the businesses in which it invests. This contrasts with other investors' focus on historical operating results or current earnings expectations. We believe that historical results and the outlook for near-term earnings are often not indicative of superior longer-term prospects that can be identified through its research efforts. We believe we can gain an investment advantage through our independent and exhaustive research of businesses. We attempt to purchase what we believe are great small cap companies with exciting prospects at attractive prices when prospects are misunderstood; markets react to short-term events; and/or when experts are wrong.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

DeVry, Inc.	4.2%
Ralcorp Holdings, Inc.	2.6%
Panera Bread Co.	2.5%
Choice Hotels International, Inc.	2.4%
MSCI, Inc. — Class A	2.2%
Under Armour, Inc.	2.1%
Genesee & Wyoming, Inc.	2.0%
Aecom Technology Corp.	1.9%
AMERIGROUP Corp.	1.9%
Dick's Sporting Goods, Inc.	1.8%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BARON SMALL CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002
Class ADV	(41.41)%	(0.53)%	1.90%
Class I	(41.12)%	(0.02)%	2.42%
Class S	(41.25)%	(0.26)%	2.17%
Russell 2000® Index(1)	(33.79)%	(0.93)%	0.95%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Small Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Index is a broad-based unmanaged capitalization weighted index of small capitalization companies.

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by two investment sleeves. The first sleeve is managed by Christian Stadlinger and Jarl Ginsberg, Portfolio Managers, and the second sleeve* is managed by Stephen Barbaro and Jeremy Javidi, Portfolio Managers, of Columbia Management Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (33.93)% compared to the Russell 2000® Value Index(1), which returned (28.92)% for the same period.

Portfolio Specifics: Columbia Sleeve I — 2008 marked a disappointing and volatile year for small-cap value stocks as all sectors of the Russell 2000 Value® Index posted losses. For the year, volatility and a dislocation of fundamentals from stock price movements continued to impact the broader universe of stocks as well as those in the Portfolio. The weakest returns came from the industrial, technology, financials and consumer staples sectors, while the Portfolio experienced positive relative results from the consumer discretionary and telecom sectors. Stock specific returns drove the Portfolio's performance versus the benchmark, yet sector impacts were evident as well. In terms of stock specific impact, performance versus the benchmark can be in large part traced to some stock specific weakness in names such as National Financial Partners and Great Atlantic & Pacific Tea Co. ("Great A&P") amongst others. In the case of Great A&P, the stock was weak in spite of the stability of supermarkets in this environment, as the volatility and decreasing risk tolerance punished anyone with "perceived" balance sheet risk. The Portfolio did reap the benefit from positions in companies such as Delta Airlines, Inc., Massey Energy Co. and Community Bank System, Inc. to name a few. Additionally, looking at performance throughout the year, much of the shortfall can be traced to weakness experienced in the third quarter where three factors affected the portfolio. First, the Portfolio had less exposure than the Russell 2000 Value® Index to the very small-cap, lower quality, high-risk financials that received a short term bounce. These weaker names were pushed higher on the belief that their poor fundamentals had stabilized and the effect was evident across the space including banks, insurance companies and thrifts. Second, the Portfolio's positions in aerospace companies such as BE Aerospace, Inc. and AAR Corp. underperformed as fears of an economic slowdown and a labor strike at a major aircraft maker pressured the sector downward. Last, the high degree of trading volatility during the period caused a dislocation between company fundamentals and stock prices. The Portfolio experienced many examples of companies whose fundamentals had not changed for the worse, yet were pressured. We fully expect that when markets regain some sense of normalcy, fundamentals will be the major determinants of stock price movement.

Columbia Sleeve II — Since its inception on August 29, 2008, the Portfolio was able to add significant value through its holdings and positioning within the consumer discretionary and technology sectors. The strategy was appropriately positioned in the consumer discretionary sector with a strategic underweight, as the Russell 2000® Value consumer discretionary sector was one of the weaker sectors in the quarter. The Portfolio generated outperformance through strong stock selection in the auto and the retail industry coupled with our avoidance of stocks in the very weak media industry. The technology sector was another positive relative performer. The outperformance was spread across almost all of the industries within the tech sector, as the market was more attracted to stable and quality companies throughout the fourth quarter. IT services stood out in the sector as a particular bright spot with many of the companies also contributing to our business outsourcing basket. The Portfolio's significant overweight in the healthcare sector helped offset negative stock selection as healthcare underperformed in the fourth quarter. However, a lack of holdings in the pharmaceuticals industry was also major contributor to the underperformance within healthcare. The life science tools industry also was a weak performer in the fourth quarter, due to the slowdown in spending by research companies and hospitals. Negative stock selection within the industrials sector detracted from relative performance. In the airline space, for example, the stocks of the major carriers that were not held in the portfolio rose as oil prices plunged and excess capacity declined. Stock selection within construction and engineering industry was also weak as one portfolio holding with overseas exposure was particularly weak on the fear of a reduction of cement demand by the emerging markets. We feel that this long-term position may substantially benefit the Portfolio in time, as it appears the world wide government response has been centered on increasing infrastructure spending, thereby improving the likelihood of increased cement demand.

Current Strategy and Outlook: Columbia Sleeve I — It is reasonable to assume that a difficult environment will continue into 2009 as the global recession serves as a headwind to many companies and industries. Furthermore, should the dislocation between company fundamentals and stock price movements continue, this will only serve to create additional challenges. However, in similar periods stock prices have tended to lead both heading into and exiting recessionary periods. We believe it is specifically in these types of environments where adherence to our strategy will serve our shareholders best. It is worth reiterating that our strategy entails finding the companies that, based on underlying fundamentals, represent the best value opportunities. We specifically focus on those which show incremental improvements in fundamental metrics, or as we often say "upward inflection points." Our discipline in executing this approach is combined with our diligence in controlling for risk as well. While we naturally will have sector and industry level exposures that vary from the benchmark, we ensure that these variances do not constitute more than a minimal amount of the Portfolio's overall risk exposure. This ensures that the Portfolio is not swayed by unintended bets, but rather driven by our work and success in stock selection that has served us well over various market cycles, and we expect to serve us well throughout the coming year.

Columbia Sleeve II — Throughout the fourth quarter, we began to buy inexpensive beta as the market sell off presented attractive, long term opportunities. The sell off provided a great opportunity to create a strategic overweight within the technology sector, which is now our largest active exposure. Balance sheets are particularly strong within technology and many of the companies are better prepared for a downturn relative to 2000 recession. We believe this exposure will add significant value over our time horizon. At year end, the Portfolio was weighted toward higher-quality companies (consistent with the portfolio managers' philosophy) with stable, positive earnings and low volatility when compared to its peers, and a consistent value bias. We believe that the market will present us with a number of high quality value opportunities, as our competitors' short term view often creates exaggerated market moves. We feel the current positioning of the Portfolio is appropriate as we continually hunt for attractive "value opportunities" to fuel our longer term success.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Platinum Underwriters Holdings Ltd.	1.2%
Argo Group International Holdings Ltd.	1.2%
Watson Wyatt Worldwide, Inc.	1.2%
Bancorpsouth, Inc.	1.2%
Olin Corp.	1.2%
Magellan Health Services, Inc.	1.2%
Omega Healthcare Investors, Inc.	1.2%
Community Bank System, Inc.	1.2%
Westar Energy, Inc.	1.2%
EMCOR Group, Inc.	1.1%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

*  The second sleeve was added effective August 29, 2008.

**  For purposes of these discussions, "the Portfolio" refers to each respectively managed portion of ING Columbia Small Cap Value II Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S May 1, 2006
Class ADV	(34.22)%	(17.73)%		—		—
Class I	(33.93)%	—		(12.77)%		—
Class S	(34.08)%	—		—		(12.85)%
Russell 2000® Value Index(1)	(28.92)%	(19.92	)%(2)	(12.72	)%(3)	(12.72)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Columbia Small Cap Value II Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Value Index is an unmanaged index measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(2) Since inception performance of the index is shown from January 1, 2007.

(3) Since inception performance of the index is shown from May 1, 2006.

ING DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Davis New York Venture Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christopher C. Davis and Kenneth C. Feinberg, Portfolio Managers, with Davis Selected Advisers, L.P. ("Davis Advisers") — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class S shares provided a total return of (39.22)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned (37.00)% for the same period.

Portfolio Specifics: The Portfolio's financial companies out-performed the corresponding sector within the S&P 500® Index, but were still the largest detractors from absolute performance. A higher relative average weighting in this sector detracted from relative performance versus the benchmark. American International Group, Inc. ("AIG"), American Express Co., Merrill Lynch & Co., Inc., Loews Corp., Berkshire Hathaway, Inc., Bank of New York Mellon Corp., and JPMorgan Chase & Co. were among the top detractors from performance. Wells Fargo & Co. was among the top contributors to the Portfolio's performance.

The Portfolio's underweight and adverse stock selection in telecommunications and utilities was a detractor to relative performance. The second largest detractors from absolute performance were energy companies. On a relative basis, the Portfolio's energy companies also underperformed the corresponding sector within the S&P 500® Index. A higher relative average weighting in this sector also detracted from performance. ConocoPhillips was among the top detractors from performance.

Additional factors contributing to the Portfolio underperforming the S&P 500® Index included a lower relative average weighting in the healthcare sector than the S&P 500® Index and weak stock selection in the consumer staples sector.

Like all sectors in the S&P 500® Index, healthcare companies declined in value over the year; however, on average they declined in value less than the S&P 500® Index did. Schering-Plough Corp. was among the most important contributors to relative performance. However, the Portfolio's relative performance overall was harmed because it had a lower relative average weighting in this sector, which out-performed (lost less) the S&P 500® Index.

The Portfolio's consumer staple companies underperformed the average company included in the S&P 500® Index's consumer staples sector. Costco Wholesale Corp. was among the most important detractors from performance.

Individual companies contributing positively to the Portfolio's absolute performance over the year included H&R Block, Inc. (a consumer discretionary company) and Wal-Mart Stores, Inc. (a consumer staples company). Microsoft Corp. (an information technology company) was an important detractor from performance.

The Portfolio held approximately 10% of its assets in foreign companies as of December 31, 2008. As a whole, these companies underperformed the domestic companies held by the Portfolio during 2008.

Current Strategy and Outlook: Davis Advisors' long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

As of December 31, 2008, five companies had dropped out of the Portfolio's top 10 holdings from the end of 2007. Three of these holdings, American Express, Loews, and Microsoft, are still among the Portfolio's top 20 holdings. Four of the five new additions to the Portfolio's top 10 holdings at the end of 2008 were among the Portfolio's top 20 holdings as of the end of 2007.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Costco Wholesale Corp.	4.4%
Wells Fargo & Co.	4.3%
JPMorgan Chase & Co.	4.2%
ConocoPhillips	4.0%
Berkshire Hathaway, Inc. — Class A	3.9%
Philip Morris International, Inc.	3.5%
Devon Energy Corp.	3.3%
Occidental Petroleum Corp.	2.8%
Bank of New York Mellon Corp.	2.7%
EOG Resources, Inc.	2.6%

*  Excludes short-term investments related to commercial paper.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING DAVIS NEW YORK VENTURE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	Since Inception of Classes ADV, I and S December 10, 2001
Class ADV	(39.35)%	(4.30)%	(2.19)%
Class I	(39.06)%	(3.83)%	(1.71)%
Class S	(39.22)%	(4.07)%	(1.96)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.39	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Davis New York Venture Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance of the index is shown as of December 1, 2001.

Prior to October 31, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc. Effective October 31, 2005, the Portfolio's principal investment strategies and name changed.

ING JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING JPMorgan Mid Cap Value Fund (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford and Gloria Fu, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class S shares provided a total return of (33.04)% compared to the Russell Midcap® Value Index(1), which returned (38.44)% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark, the Russell Midcap® Value Index due primarily to stock selection in the consumer discretionary and financial sectors, while stock selection in healthcare and energy detracted from results.

A top contributor to performance was Public Storage Inc., ("Public Storage") a real estate investment trust ("REIT") that acquires, develops, owns and operates self-storage facilities in the U.S. and Europe. The company reported better-than-expected rental revenue, combined with an unexpected decline in operating expenses and continued currency gains, which resulted in double-digit growth in net operating income year over year. The company also benefited from increased demand for storage space due to the unfortunate increase in foreclosure activity. Public Storage continued to generate strong cash flow, allowing management to pursue strategic options designed to enhance shareholder value.

AutoZone, Inc., the largest U.S. auto parts retail chain, also was a top contributor to performance, as the company's earnings remained resilient throughout the year, despite a steep downturn in U.S. auto sales. The company reported consecutive quarters of better-than-expected earnings aided by improved profit margins and sales to the commercial sector. In addition, the company also expanded the number of its stores during the year to capitalize on increasing demand for replacement parts as car owners tried to extend the life of existing cars in this uncertain economic environment.

Alternatively, Coventry Health Care, Inc., the sixth-largest U.S. health insurer by market value, detracted from results throughout the year following profit warnings and a dampened 2008 outlook from major competitors. These announcements sparked a broad sell-off in the managed healthcare sector and fears of a downturn in business fundamentals for the industry. The company would later reduce its 2008 outlook, prompted by higher medical cost trends in its Medicare and commercial risk businesses as well as lower revenue growth expectations. While we believe that the company can pass through a large portion of its higher costs to members, we believe the environment will remain challenged.

Shares of Williams Cos., Inc., a natural gas producer and pipeline company, declined partly in sympathy with the sector due to the sharp drop in energy prices. Further impacting the stock was weaker-than-expected midstream results from disruptions caused by Gulf Coast storms. We believe that the company remains attractive, as the pipeline business provides reliable cash flows while the exploration and production segments continue to increase its reserve base. During the latest earnings release, the company announced that it is exploring options designed to enhanced shareholder value, which has helped to reduce the stock's volatility.

Current Strategy and Outlook: We employ a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to increase their intrinsic values per share and to purchase these companies at a discount.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Old Republic International Corp.	2.7%
American Electric Power Co., Inc.	2.5%
Safeway, Inc.	2.3%
Cincinnati Financial Corp.	2.1%
Assurant, Inc.	2.0%
Ball Corp.	1.8%
Fortune Brands, Inc.	1.8%
Republic Services, Inc.	1.8%
Pacific Gas & Electric Co.	1.8%
Energen Corp.	1.8%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING JPMORGAN MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002
Class ADV	(33.17)%	0.62%	3.22%
Class I	(32.86)%	1.13%	3.74%
Class S	(33.04)%	0.88%	3.48%
Russell Midcap® Value Index(1)	(38.44)%	0.33%	2.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Mid Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Legg Mason Partners Aggressive Growth Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Richard Freeman, Managing Director, Senior Portfolio Manager and Evan Bauman, Managing Director, Portfolio Manager, of ClearBridge Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (39.21)% compared to the Russell 3000® Growth Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned (38.44)% and (37.00)%, respectively, for the same period.

Portfolio Specifics: In 2008, the S&P 500® Index decreased the most since 1937, while the Dow Jones Industrial Average dropped 34% for its worst year since 1931. Not only was the decline sharp, but it was extraordinarily broad based, with every sector in the S&P 500® Index down over 15% and more than half of the sectors down over 30% (financials reported the biggest decline, losing 55%). The decline was certainly not limited to the United States as exactly 1 global market out of 69 in the MSCI Indexes rose in 2008 (Tunisia), with 28 national benchmarks losing more than half of their value.

For the year 2008, overall sector allocation made a positive contribution to the Portfolio's relative performance, while overall stock selection detracted from relative performance. Overweight positions in the healthcare and consumer discretionary sectors and an underweight position in the information technology sector helped relative performance. The Portfolio had no significant holdings in the materials or utilities sectors, which also helped performance. An overweight position in the Energy sector detracted from relative performance. The Portfolio had no significant holdings in the consumer staples sector, which also hurt performance during the year.

Stock selection in the healthcare and industrials sectors made positive contributions to Portfolio performance, while stock selection in the financials, information technology, energy and consumer discretionary sectors detracted from performance. Leading individual contributors to Portfolio performance included ImClone Systems, Inc., Amgen, Inc., Valeant Pharmaceuticals International, Millennium Pharmaceuticals, Inc. and Vertex Pharmaceuticals, Inc., all in the healthcare sector. Leading individual detractors from performance included Weatherford International Ltd. and Anadarko Petroleum Corp. in the energy sector, Lehman Brothers Holdings, Inc. and Merrill Lynch & Co., Inc. in the financials sector, and Unitedhealth Group, Inc. in the healthcare sector.

Current Strategy and Outlook: As a forward-looking, discounting mechanism, the equity market tends to discount a recovery many months before the data show improvement. Most importantly, as bottom-up/stock pickers, it will be the success of companies in which we invest to grow their businesses that will drive our results. As we review the holdings within the Portfolio, we feel the risk/reward profile has rarely, if ever, been better. Across industries, we strive to find companies that have the balance sheet strength and defendable business models to grow even during economic weakness and thrive as economies recover. In our view, our biotechnology companies are good examples of this as they use their strong cash and cash flow to develop innovative ways to treat unmet medical needs. We believe the same holds for our energy holdings, currently at historically low valuation levels with the ability to grow as they drill in more regions around the world using innovative methods of removing the oil/gas from the ground.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Anadarko Petroleum Corp.	9.2%
Genzyme Corp.	9.1%
Biogen Idec, Inc.	8.0%
Amgen, Inc.	7.8%
UnitedHealth Group, Inc.	6.1%
Forest Laboratories, Inc.	6.1%
Comcast Corp. — Special Class A	6.0%
Weatherford International Ltd.	4.4%
L-3 Communications Holdings, Inc.	4.2%
Cablevision Systems Corp.	3.8%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008

	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001
Class ADV	(39.48)%	(4.67)%	—	(5.11)%
Class I	(39.21)%	(4.20)%	(5.30)%	—
Class S	(39.34)%	(4.44)%	—	(4.88)%
Russell 3000® Growth Index(1)	(38.44)%	(3.33)%	(4.01)%	(3.15	)%(3)
S&P 500® Index(2)	(37.00)%	(2.19)%	(1.38)%	(1.39	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason Partners Aggressive Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 3000® Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance for the indices is shown from December 1, 2001.

Prior to December 16, 2002, the Portfolio was managed by Massachusetts Financial Services Company. Effective December 16, 2002, the Portfolio's name changed.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Neuberger Berman Partners Portfolio (the "Portfolio") seeks capital growth. The Portfolio is managed by S. Basu Mullick, Vice President and Portfolio Manager of Neuberger Berman Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class S shares provided a total return of (51.29)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned (37.00)% for the same period.

Portfolio Specifics: Despite a negative return, the Portfolio outperformed the S&P 500® Index benchmark in the first half of 2008. In the second half of 2008, economic and market conditions deteriorated even further as the collapse of Bear Stearns and Lehman Brothers and the ensuing credit crisis turned a smoldering U.S. recession into a serious global economic slowdown. Forced liquidation by highly leveraged hedge funds faced with margin calls and broad based selling by mutual funds to meet rising redemptions further undermined stocks. Due primarily to lagging performance in the energy, materials, and industrials sectors, the Portfolio finished 2008 trailing the S&P 500® Index. Underweights and poor stock selection in healthcare and consumer staples also detracted from relative performance.

The Portfolio was overweight energy and our holdings, primarily oil oriented exploration and production companies and oil services firms, declined sharply as energy prices collapsed in the fourth quarter. Our modest exposure to the major integrated oils, which held up much better as energy prices plummeted also penalized relative returns. Materials sector investments, primarily metals and mining stocks, also under-performed as materials prices cratered in anticipation of the global economic slowdown. Our industrials sector investments were concentrated in secular growth businesses, most notably energy infrastructure. With falling energy prices and constrained infrastructure spending threatening to delay projects, these holdings were hit particularly hard.

We remain constructive on energy because we still believe that over the longer term, demand will outpace supply growth that is constrained by the relatively high decline rates of existing wells, the lack of major new discoveries, the rising cost of exploration and production, and ongoing political instability in major energy producing nations. We make a similar case for materials sector holdings. While demand in emerging market economies (the real underpinning of global materials demand) has slowed temporarily, we believe government stimulus packages and essential infrastructure spending will eventually result in a substantial increase in materials prices from currently depressed levels. Over the intermediate term, the building of refineries, pipelines, liquefied natural gas processing facilities, and power generation plants may temporarily be put on hold. However, when the global economy regains traction, the well positioned portfolio companies in these businesses should quickly regain earnings momentum, especially those with a significant percentage of revenue coming from developing nations.

Information technology was our only significant relative performance bright spot. The Portfolio was underweight the sector, and holdings in the sector declined approximately half as much as the corresponding benchmark sector.

Current Strategy and Outlook: It is difficult to predict precisely when the U.S. and global economies will begin to stabilize. However, we note that the November rescue of Citigroup, along with the U.S. Department of the Treasury and the Federal Reserve Board's moves to lower interest rates, promote inter-bank lending and narrow credit spreads is beginning to have a positive impact on the credit markets. Also, in our opinion, we have yet to receive the full benefit of much cheaper energy prices, the equivalent of a major tax break for consumers. Finally, we believe a substantial fiscal stimulus package will be put into effect shortly after President Elect Obama takes office.

While there will certainly be more negative economic headlines, we believe the stage is set for the U.S. and global economies to emerge from recession in the second half of 2009. Traditionally, the stock market has begun anticipating better economic news six to nine months ahead of its arrival. With high quality stocks in most market sectors trading at historically low valuations, we think equities may be poised to begin regaining lost ground in the quarters ahead.

With unprecedented fundamental bargains abounding in the severely depressed energy, materials, and industrials sectors, we feel the Portfolio is well positioned to benefit when the stock market regains traction.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Berkshire Hathaway, Inc. — Class B	3.2%
Shire PLC ADR	2.5%
Invesco Ltd.	2.3%
Aetna, Inc.	2.3%
China Mobile Ltd. ADR	2.3%
Petroleo Brasileiro SA ADR	2.3%
Energizer Holdings, Inc.	2.2%
Moody's Corp.	2.2%
Canadian Natural Resources Ltd.	2.2%
Constellation Brands, Inc.	2.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I January 19, 2006		Since Inception of Class S January 3, 2006
Class ADV	(51.52)%	(27.41)%		—		—
Class I	(51.12)%	—		(17.34)%		—
Class S	(51.29)%	—		—		(16.79)%
S&P 500® Index(1)	(37.00)%	(18.47	)%(2)	(9.40	)%(3)	(8.36	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Neuberger Berman Partners Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Advisor and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance of the index is shown from January 1, 2007.

(3) Since inception performance of the index is shown from February 1, 2006.

(4) Since inception performance of the index is shown from January 1, 2006.

ING OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, Senior Vice President of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class S shares provided a total return of (40.55)% compared to the MSCI World IndexSM(1) and the MSCI All Country World IndexSM(2), which returned (40.71)% and (42.19)%, respectively, for the same period.

Portfolio Specifics: The fall out in the sub-prime lending markets cascaded into the broader financial markets, negatively impacting many financial firms around the world. Widespread aversion to risk permeated the markets triggering significant declines, as growing uncertainty in the credit markets depressed investors' confidence across almost every asset dependent on an expected cash flow. Due to this panic, most companies, regardless of their financial stability, saw declines in their stock prices. This has resulted in anomalous behavior in a variety of stocks as weak outperform strong.

Our strategy during the reporting period resulted in materials and financials being the most underweighted sectors, decisions that contributed to relative performance. We underweighted materials because we viewed commodity prices to be unjustifiably inflated. We believed that that double-digit growth rates in industrial production and infrastructure development of commodities was either unsustainable in large emerging markets or would not continue to offset slowdowns in the developed world.

As for financials, the rationale behind our underweight was the belief that the extreme leverage in financial institutions during a period of high stock prices was a recipe for disaster, the risk of which was not well priced into the market.

In information technology we continue to find opportunity and therefore have an overweight in the sector. The information technology companies we choose to invest in have sustainable business models where demand for their products or services become integral to their customers, where the cost of switching is high and the value added to the customer is many times the cost of the product or service.

From a sector perspective, underweights in energy and utilities, and stock selection in consumer discretionary, contributed to the Portfolio's underperformance. While we will not mention all of the year's detracting stocks, it is important to mention Telefonaktiebolaget LM Ericsson ("Ericsson"), our largest holding. Ericsson is the world's leading vendor of mobile telecommunications networks. It enjoys leading market shares in both second and third generation networks and is in an excellent position to be a leader in the fourth generation as well. With the internet going mobile worldwide, the capacity required in these networks is growing manifold and we believe will continue to do so regardless of the rate of economic growth since it has become integral to today's lifestyle. As the market leader with a market share of about 40%, we believe Ericsson is well positioned to take advantage of this rapid growth.

Other holdings which hindered performance during the reporting period included American International Group, Inc. ("AIG"), Technip SA and Credit Suisse Group AG. On the flip side, of our larger holdings, notable successes included Wal-Mart Stores, Inc., Gilead Sciences, Inc., and Intuit, Inc.

Current Strategy and Outlook: The Portfolio continues to be diversified across a number of geographies. Currently, just over one-third of the Portfolio is invested in the U.S., a country that we believe remains the largest and most innovative economy in the world, with stocks priced reasonably. Our second largest geographic weight was Japan, a country whose economy is expansive. Many Japanese companies are reputable and have long track records of significant innovations. Likewise, the Portfolio is invested in the U.K. for the same reasons — we believe it is one of the world's most open economies and offers extremely high quality companies. Other large markets that the Portfolio had exposure to at period end were the U.K., Sweden, Germany, and France. While we tend to find more of these high margin businesses in advanced economies rather than in developing economies, we are expecting to increase our position in emerging market companies in the upcoming year as their prices are finally coming into an attractive zone.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Telefonaktiebolaget LM Ericsson	3.9%
Roche Holding AG	2.9%
Siemens AG	2.6%
KDDI Corp.	2.0%
Juniper Networks, Inc.	1.9%
Wal-Mart Stores, Inc.	1.8%
Hennes & Mauritz AB	1.8%
SAP AG	1.8%
LVMH Moet Hennessy Louis Vuitton SA	1.7%
Microsoft Corp.	1.7%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002
Class ADV	(40.65)%	(0.85)%	0.82%
Class I	(40.38)%	(0.37)%	1.47%
Class S	(40.55)%	(0.63)%	1.04%
MSCI World IndexSM(1)	(40.71)%	(0.51)%	1.06%
MSCI All Country World IndexSM(2)	(42.19)%	(0.06)%	1.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Global Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The MSCI All Country World IndexSM is a broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company. Effective November 8, 2004, the Portfolio's principal investment strategies and name changed.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Oppenheimer Strategic Income Portfolio (the "Portfolio") seeks a high level of current income principally derived from interest on debt securities. The Portfolio is managed by Arthur P. Steinmetz, Vice President and Senior Portfolio Manager of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class S shares provided a total return of (16.10)% compared to the Barclays Capital U.S. Aggregate Bond Index*(1) and the S&P/Citigroup World Government Bond Index(2), which returned 5.24% and 10.89%, respectively, for the same period.

Portfolio Specifics: The Portfolio's results lagged that of its benchmark's, primarily due to its relatively heavy allocation to emerging-market currencies and its security selection strategy among high-yield corporate bonds.

Like most other asset classes international bonds, many foreign currencies, and U.S. high yield corporate securities declined substantially when a U.S. credit crunch developed into a full-blow global financial crisis over the summer of 2008. The fall out in the sub-prime lending markets cascaded into the broader financial markets, as uncertainty surrounding the sub-prime debacle made investors risk-averse. This waning confidence spread to other areas of the fixed-income markets, diminishing the value of financial instruments and forcing their holders, primarily highly leveraged banks and institutional investors, to write down or write off a significant portion of their value. In swallowing these losses, several major commercial banks, investment banks, mortgage agencies and insurers became insolvent.

These dramatic developments sparked a "flight to quality" among investors who sold riskier assets in favor of the sovereign debt of developed nations, particularly U.S. Treasury securities. Selling pressure appeared to be indiscriminate as investors rushed for the exits, punishing fundamentally sound investments along with less creditworthy ones. The flight to quality was particularly damaging for securities issued by developing nations, which have been historically volatile. Currencies of emerging markets also suffered as investors flocked toward the traditional safe haven of the U.S. dollar.

The Portfolio proved to be vulnerable to the credit and economic crises due to its longstanding emphasis on currencies from emerging markets, such as Brazil, Mexico, Turkey and Russia. In fact, because we believed that real interest rates in these markets were attractive relative to other nations and their central banks had room to reduce short-term rates, we increased the Portfolio's exposure to the emerging markets in the spring of 2008. However, the timing of this move proved to be unfortunate when the financial crisis intensified over the summer. Some of the markets that previously had been most supportive of the Portfolio's returns, such as Brazil and Russia, became some of the harder hit areas during ensuing market turbulence. On the other hand, Mexico's debt and currency held up relatively well due to its proactive monetary policy, and Turkey benefited from lower oil prices as commodity prices moderated over the second half of the year. In the summer, we attempted to manage risks more effectively by shifting some assets from the emerging markets to European bonds and the Japanese yen, which fared relatively well.

An overweight position in commercial mortgage-backed securities proved especially detrimental when these securities declined sharply in the fall amid economic concerns. The Portfolio's performance also was hindered by an underweight position in U.S. government securities.

Current Strategy and Outlook: As of year-end, we have maintained the Portfolio's underweight exposure to high yield bonds and a corresponding emphasis on international bonds and currencies, especially those in emerging markets, where we believe local interest rates have plenty of room to fall. Indeed, we have found a number of opportunities where, in our analysis, currencies have been punished too severely given relatively sound economic fundamentals. Similar value-oriented opportunities appear to be available in the U.S. high yield bond market, where default rates have remained below historical averages. On the other hand, U.S. Treasury securities seem overvalued to us and offer meager opportunities for income.

While we expect economic weakness and volatility in global credit markets to persist, we believe the worst of the downturn's impact on financial assets is probably behind us. Therefore, we have maintained an investment posture designed to earn high levels of current income and participate as fully as we deem prudent in an eventual market rebound. In our view, remaining disciplined and keeping an eye on potential opportunities is key to prudent investing.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Treasury Inflation Protected Security, 0.625%, due 04/15/13	6.0%
Oppenheimer Master Loan Fund	2.1%
Federal National Mortgage Association, 5.000%, due 01/12/36	1.6%
Japan Government 5-Year Bond, 1.500%, due 06/20/13	1.5%
Japan Government 2-Year Bond, 0.900%, due 06/15/10	1.3%
Bundesrepublik Deutschland, 3.750%, due 07/04/13	1.1%
Federal National Mortgage Association, 5.500%, due 01/01/33	0.9%
Federal National Mortgage Association, 5.500%, due 02/01/33	0.8%
Turkey Government International Bond, 16.000%, due 03/07/12	0.8%
Bundesrepublik Deutschland, 4.000%, due 01/04/37	0.8%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I, securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

*  Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words "Lehman Brothers" changed to "Barclays Capital."

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes ADV, I and S November 8, 2004
Class ADV	(16.38)%	(0.10)%
Class I	(15.89)%	0.40%
Class S	(16.10)%	0.17%
Barclays Capital Aggregate U.S. Bond Index(1)	5.24%	4.57	%(3)
S&P/Citigroup World Government Bond Index(2)	10.89%	6.13	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Strategic Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Barclays Capital Aggregate U.S. Bond Index in an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2) The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year.

(3) Since inception performance for the indices is shown from November 1, 2004.

ING PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING PIMCO Total Return Portfolio (the "Portfolio") seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director and Portfolio Manager, Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2008, the Fund's Class S shares, excluding sales charges, provided a total return of (0.28)% compared to the Barclays Capital U.S. Aggregate Bond Index*(1), which returned 5.24% for the same period.

Portfolio Specifics: The Portfolio was positioned on the front end of yield curves in certain developed countries outside the U.S., such as the U.K., where we felt that the market had not fully priced in a slowdown. This paid off as markets began to price in rate cuts by global central banks.

In the U.S. and the U.K., the Portfolio was positioned for yield curve steepening which added to returns. Though we added to the Portfolio's corporate positioning, we stayed underweight throughout the year. As spreads ballooned, this was a source of outperformance.

As the financial system de-levered, large institutions sold their most liquid assets to raise cash; in many cases, their most liquid assets were agency mortgage-backed securities. An overweight to agency mortgage-backed securities detracted from returns as spreads on agency mortgages widened to well over 200 basis points (or 2.00%) over Treasuries. When Bear Stearns was taken over by JPMorgan with government assistance in March, we saw opportunities in banks under the umbrella of the federal government, banks that we felt were "too intertwined to fail." One of the financials, unfortunately, stood outside this umbrella; as a result, it was a significant detractor from portfolio performance. Our overweight to financials and security selection within that sector hurt performance as well. The swap spread curve inverted in August of last year. Since then, the inversion has grown larger, culminating in September with two-year swap spreads reaching near 160 basis points (or 1.60%) and 30-year swap spreads turning negative. We've been positioned since late last year for a re-steepening of the swap spread curve. In October of this year as LIBOR fell sharply, we began to see the positive effects of this trade where the portfolio is long the front-end of swap curves and short the back-end. In November, 30-year swap spreads dipped sharply negative, falling as low as negative 60 basis points (or 0.60%). This was one of the material detractors to portfolio performance.

Current Strategy and Outlook: In 2009, we believe pressures of global deleveraging will drive developed economies into one of the most severe recessions since World War II. We believe conditions should improve by 2010 as policy responses in the U.S. and elsewhere gain traction. Recovery of risk appetites in financial markets will be a leading indicator for recovery. As the global economy weakens into 2009, we will likely place less emphasis on interest rate strategies and more on high grade sectors/securities that offer unusually attractive valuations after the massive selling of the last several months. Our approach over the next year will likely be to avoid assets such as Treasuries that have benefitted from the flight to liquidity associated with global deleveraging. In our opinion, U.S. Treasuries are now overvalued. We might seek to own assets that have been victims of the economic crisis but that can be expected to benefit from policy support. These assets include high quality mortgage-backed securities, bonds of financial companies, treasury inflation protected securities ("TIPs") and municipal bonds. We will likely also shun assets that have been victims of the crisis but have no policy support, such as all but the highest quality emerging market bonds.

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)

U.S. Government Agency Obligations	115.4%
Corporate Bonds/Notes	35.9%
Collateralized Mortgage Obligations	9.2%
U.S. Treasury Obligations	8.7%
Municipal Bonds	2.2%
Asset-Backed Securities	2.0%
Preferred Stock	1.3%
Positions In Purchased Options	0.9%
Other Bonds	0.6%
Other Assets and Liabilities — Net*	(76.2)%
Net Assets	100.0%

*  Includes short-term investments related to securities lending collateral, U.S. government agency obligation and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Federal National Mortgage Association, 6.000%, due 01/11/37	29.9%
Federal National Mortgage Association, 5.500%, due 01/12/36	29.7%
Federal Home Loan Mortgage Corporation, 5.000%, due 01/15/35	10.0%
Federal Home Loan Mortgage Corporation, 5.500%, due 08/01/38	6.4%
Federal National Mortgage Association, 5.000%, due 01/12/36	5.7%
Wachovia Corp., 7.980%, due 02/08/49	3.9%
Federal National Mortgage Association, 5.000%, due 03/01/36	2.9%
Federal Home Loan Mortgage Corporation, 6.000%, due 12/01/37	2.6%
Treasury Inflation Protected Security, 2.375%, due 01/15/25	2.5%
Federal National Mortgage Association, 5.500%, due 07/01/36	2.2%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*  Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words "Lehman Brothers" changed to "Barclays Capital."

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIMCO TOTAL RETURN PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002
Class ADV	(0.54)%	3.60%	4.45%
Class I	(0.04)%	4.13%	4.98%
Class S	(0.28)%	3.87%	4.72%
Barclays Capital Aggregate U.S. Bond Index(1)	5.24%	4.65%	5.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Barclays Capital Aggregate U.S. Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

ING PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Pioneer High Yield Bond Portfolio (the "Portfolio") seeks to maximize total return through income and capital appreciation. The Portfolio is managed by Andrew Feltus and Tracy Wright, Portfolio Managers, Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (29.27)% compared to the Merrill Lynch High Yield Master II Index(1) and the Merrill Lynch Convertible Bonds (Speculative Quality) Index(2), which returned (26.39)% and (42.85)%, respectively, for the same period.

Portfolio Specifics: The Portfolio's underperformance occurred primarily in the fourth quarter of 2008, and more specifically in December, amid frozen credit markets, forced deleveraging by hedge funds and collateralized loan obligations ("CLOs"), and perhaps the worst economic downturn since the Great Depression. The high yield market suffered its worst performance ever, declining 17.6% in the fourth quarter, as spreads widened to highs of almost 2200 basis points (or 22.00%) over treasuries, 1000 basis points (or 10.00%) higher than their prior wides, and ended at 1812 basis points (or 18.12)% over treasuries. In December, the market rallied 7.47%; 44% or 3.3% of that performance reflected a 79% return on auto loans, which rose upon the extension of government loans to GMAC and the auto original equipment manufacturers ("OEMs"). The primary factor affecting December performance was the Portfolio's significant underweight to auto loans. In addition, our significant 12% overweight to capital goods hurt performance. Our allocation to convertible debt and preferred and common equity also detracted from performance, as convertibles and the S&P 500® Index rallied only 3.4% and 1.1%, respectively. The common equity portfolio contributed to performance, due to strong security selection. Finally, cash investments made in the Portfolio throughout the fourth quarter helped performance, as they mitigated negative high yield returns.

In 2008, our performance was hurt by our equity-linked exposure, which averaged approximately 27% of the Portfolio, as convertibles and the S&P 500® Index returned (43.00%) and (37.00%), respectively, and our common equity portfolio underperformed the S&P 500® Index. Our higher quality fixed income allocation helped performance, as higher quality high yield outperformed: BBs returned (19.00%), Bs returned (28.00%), while CCCs posted a (38.00%) return. In addition, the cash investments made into the Portfolio, which increased the net Portfolio size from $111 million to $280 million at year end, helped performance throughout the year, especially in the second half of 2008. Sector allocation in our fixed-income portfolio hurt 2008 performance; the benefit of our underweight to media and overweight to capital goods was more than offset by the negative impact of our overweight to real estate and finance and investments and underweight to telecom. Securities that helped performance during the year included the common stock of heart device manufacturer, Thoratec Corp. and Annaly Capital Management, Inc.; convertibles of "smart" utility meter manufacturer, ESCO Technologies, Inc. and bonds of BF Saul REIT and NRG Energy, Inc. Securities that detracted from performance included Washington Mutual preferred, Lyondell Chemical Co. bonds, General Growth Properties, Inc. and Freeport McMoRan Copper & Gold, Inc. convertibles and the common equity of Commercial Vehicle Group, Inc., refiners Valero Energy Corp. and Tesoro Corp., and BE Aerospace, Inc.

Current Strategy and Outlook: We believe high yield valuations are compelling. Although high yield spreads have recently tightened over 400 basis points (or 4.00%) to their current levels of 1665 basis points (or 16.65%), even at these levels investors are being compensated for an estimated 17% implied default rate, compared to our 12-month forecast of 8% to 9%, and the 20 year high in June,1991 of 13%. We believe the convertible bond market also offers significant value. Certain convertible bonds are trading at dramatic discounts (and higher yields) than their straight debt equivalents, often enabling us to receive the equity optionality of the convert for free. We continue to believe that the high yield strategy of investing across the capital structure in high yield loans, bonds, convertibles, and common equity, enables investors to achieve superior returns and capture more upside potential compared to investing in a straight high yield bond portfolio. We may increase our convertibles exposure going forward, given attractive valuations in that market, with a corresponding decrease in our common equity exposure, to control overall volatility of the Portfolio. We will maintain our current sector positioning, with an overweight to capital goods and underweight to consumer cyclicals and media, and will seek to add value primarily through security selection.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

DRS Technologies, Inc., 6.875%, due 11/01/13	2.1%
First Data Corporation, 9.875%, due 09/24/15	1.1%
Baldor Electric Co., 8.625%, due 02/15/17	1.0%
Graphic Packaging International Corp., 9.500%, due 08/15/13	0.9%
Tesoro Corp., 6.625%, due 11/01/15	0.9%
Roper Industries, Inc., 1.481%, due 01/15/34	0.9%
Mueller Water Products, 7.375%, due 06/01/17	0.9%
Sally Holdings, LLC, 10.500%, due 11/15/16	0.9%
Freeport-McMoRan Copper & Gold, Inc. — Non Voting	0.8%
Novelis, Inc., 7.250%, due 02/15/15	0.8%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIONEER HIGH YIELD PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Class I January 3, 2006		Since Inception of Classes ADV and S January 20, 2006
Class ADV	(29.60)%	—		(7.23)%
Class I	(29.27)%	(6.69)%		—
Class S	(29.45)%	—		(7.02)%
Merrill Lynch High Yield Master II Index(1)	(26.39)%	(5.62	)%(3)	(6.28	)%(4)
Merrill Lynch Convertible Bonds (Speculative Quality) Index(2)	(42.85)%	(12.06	)%(3)	(13.85	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor's.

(2) The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Securities in this index are convertible to U.S. dollar-denominated common stocks, ADRs, or cash equivalent and have an average rating of Ba1/BB+ or lower from Moody's and Standard & Poor's, respectively.

(3) Since inception performance of the indices is shown from January 1, 2006.

(4) Since inception performance of the indices is shown from February 1, 2006.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class S shares provided a total return of (43.27)% compared to the Standard & Poor's ("S&P") MidCap 400 Index(1) and the Russell Midcap® Growth Index(2), which returned (36.23)% and (44.32)%, respectively, for the same period.

Portfolio Specifics: In a difficult economic environment in which mid-cap growth underperformed most other investment styles, the Portfolio outpaced the Russell Midcap® Growth Index. Broadly speaking, the outperformance was due to stock selection. Industrials and business services, information technology, and healthcare were positive contributors, while energy detracted.

Stock selection in industrials and business services was the primary contributor. Strong holdings included Landstar System, Inc. ("Landstar") and Ritchie Brothers Auctioneers, Inc. ("Ritchie Bros."). Transportation and logistics service provider Landstar was among many firms to benefit from the recent decline in fuel costs. Ritchie Bros. is an auctioneer of industrial equipment that has seen increased business as companies have viewed the downturn as an opportunity to make capital investments cheaply. Anticipated increases in global demand for industrial equipment as various nations seek to stimulate their economies through infrastructure projects should also help the company.

Our stock choices in information technology were another area of strength. We did well to limit our exposure to firms involved with semi-conductors, as they were particularly hard-hit this year. On the positive side, our holdings in automated fingerprint identification system provider Cogent, Inc. proved productive. The company is relatively insulated from the economic downturn, as most of its end users are government agencies. Accordingly, it was able to maintain its earnings forecasts at a time when many companies have been forced to revise them downward.

An overweight to healthcare was another significant contributor. Our strategic stance of overweighting biotechnology proved especially beneficial for the period. Important holdings here included Celgene Corp. ("Celgene") and Myriad Genetics, Inc. ("Myriad"). Celgene continued to see promising results in clinical trials for drugs designed to treat cancer and immune-inflammatory related diseases, while Myriad announced that it would spin off its drug development business in order to focus on its core competency of diagnostics.

Energy was the leading detractor, due both to a detrimental underweight and weak stock selection. Energy prices plummeted from record highs in the second half of the year, in response to the global economic slowdown. Poor performance here stemmed in part from our lack of exposure to natural gas-oriented firms, as natural gas held up better than other fuel sources. Coal was particularly hard-hit, and coal-producing holdings like Peabody Energy Corp. and Massey Energy Co. suffered. Massey's business was doubly hurt, as it mines coal specifically for use in electricity production and metallurgy, and the recessionary environment has depressed demand for both.

Current Strategy and Outlook: Our outlook has not changed in the last six months. We believe that the era of easy credit, reckless risk taking, and financial excess is over and we are now facing the consequences of that excess. Credit standards are likely to be tighter than normal and investors could remain risk averse for some time. As a result, we anticipate that economic and financial market performance in the period ahead will be more challenging than in the last few years.

As our longer-term investors know, we do not make investment decisions predicated on economic forecasts, nor do we attempt to time the markets. We are comfortable with the composition of the Portfolio and, as mentioned earlier, we believe the current risk-averse environment is one in which our investment strategy will do well relative to others. We remain committed to finding, buying, and holding what we believe are attractively valued, high-quality mid-cap growth companies with good business models, strong managements, and favorable long-term prospects.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Yum! Brands, Inc.	1.2%
Avon Products, Inc.	1.1%
American Tower Corp.	1.0%
Express Scripts, Inc.	1.0%
Apollo Group, Inc. — Class A	0.9%
Northern Trust Corp.	0.9%
St. Jude Medical, Inc.	0.9%
Allergan, Inc.	0.9%
CH Robinson Worldwide, Inc.	0.9%
Expeditors International Washington, Inc.	0.9%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	Since Inception of Classes ADV, I and S December 10, 2001
Class ADV	(43.35)%	(3.96)%	(2.64)%
Class I	(43.15)%	(3.49)%	(2.17)%
Class S	(43.27)%	(3.74)%	(2.42)%
S&P MidCap 400 Index(1)	(36.23)%	(0.08)%	2.78	%(3)
Russell Midcap® Growth Index(2)	(44.32)%	(2.33)%	(0.64	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Diversified Mid cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 400 MidCap Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies.

(2) The Russell Midcap® Growth Index measures the performance of the 800 smallest companies the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

(3) Since inception performance for the indices is shown from December 1, 2001.

Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. Effective November 8, 2004, T. Rowe Price became the sub-adviser and the Portfolio's principal investment strategies and name changed.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term capital growth, and secondarily, increasing dividend income. The Portfolio is managed by Robert Bartolo, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares, provided a total return of (42.21)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned (37.00)% for the same period.

Portfolio Specifics: Stock selection was the overwhelming reason for relative underperformance by the Portfolio. Significantly underweighting financials helped relative performance. Consumer discretionary, energy, and consumer staples sectors were the leading relative detractors.

Favorable substantial underweighting of financials led to Portfolio outperformance in the declining economy. Performance also benefited from avoiding several major companies, including Lehman Brothers, Citigroup, and American International Group that suffered huge losses due to the credit crunch.

Stock selection in consumer discretionary was the leading cause of the Portfolio's underperformance. The hotels, restaurants, and leisure industry weighed heavily on results. Gaming holdings such as Las Vegas Sands Corp. and International Game Technology notably disappointed. In past downturns, gaming stocks have typically held up better than other groups in this sector, but this time the restricted access to capital undercut company development efforts. With consumer belt-tightening, online travel agent Expedia, Inc. saw a significant drop in business.

Energy was a major source of weakness on stock selection. The Portfolio's oil services holdings were hard hit, as exploration activity became less attractive in the face of dropping energy prices. Schlumberger Ltd. declined on leveraging exploration spending, and on economic problems in Russia, where it has significant exposure. Smith International, Inc. saw sharply decreasing revenues and margins from its major exposure in North America, but the company is poised for a rebound in exploration, particularly in deepwater drilling. Underweighting ExxonMobil Corp. hurt as the company has outperformed many energy firms. In a period of falling oil prices, the large integrated energy companies outperform because they are less leveraged to the price of oil.

Underweighting and stock selection combined for detrimental relative results in consumer staples, which was the best performer in the S&P 500® Index. Significantly overweighting healthcare was advantageous for the Portfolio, but was more than offset by unfavorable stock selection.

U.S. stocks plunged deep into bear market territory in 2008, as the economy went into its first recession since 2001. The year was marked by extreme volatility, heightened risk aversion, and intense pressures on financial companies stemming from severe mortgage losses and a credit crunch. Commodity prices tumbled, and the materials sector was the second-worst performer in the index. Consumer staples and healthcare were comparatively better performing sectors in the index, as consumer demand in these sectors is generally less affected by an economic downturn.

Current Strategy and Outlook: While many hope that the worst of the market volatility has run its course, we believe it is very likely that markets will continue to be challenging. Our objective is to identify high-quality large-cap growth companies with what we believe are strong fundamentals and attractive valuations. Amid tempered growth prospects, we see opportunities to invest in companies that we have been monitoring whose valuations and fundamentals are, in our opinion, compelling. We believe that market fears and indiscriminate selling due to forced liquidations can lead to prices becoming disconnected from fundamentals, presenting significant buying opportunities.

The Portfolio remains notably cautious and underweight in financials. Energy is also underweight. Despite the recent strong performance of consumer staples stocks, we believe that heavy investor inflows to this defensive sector have inflated valuations and we do not find attractive long-term growth opportunities here. Healthcare continues notably overweight against the S&P 500® Index, although limited to key industries. Information technology remains overweight, as the sector affords opportunities for investing in strong long-term growth companies.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Apple, Inc.	3.5%
Danaher Corp.	3.5%
Gilead Sciences, Inc.	3.4%
Amazon.com, Inc.	3.3%
Google, Inc. — Class A	2.9%
Medco Health Solutions, Inc.	2.8%
Microsoft Corp.	2.5%
Genentech, Inc.	2.2%
ExxonMobil Corp.	2.2%
Qualcomm, Inc.	2.1%

*  Excludes short-term investments related to T. Rowe Price Reserve Investment Fund.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001
Class ADV	(42.51)%	(3.89)%	—	(2.90)%
Class I	(42.21)%	(3.41)%	(0.76)%	—
Class S	(42.35)%	(3.65)%	—	(2.65)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(1.39	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Growth Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from December 1, 2001.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Templeton Foreign Equity Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio is managed by Gary P. Motyl, Cindy L. Sweeting, Antonio T. Docal and Peter A. Nori of Templeton Investment Counsel, LLC, — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (40.72)% compared to Morgan Stanley Capital International ("MSCI") All Country World ex U.S. IndexSM(1) and the MSCI Europe, Australasia, Far East® ("EAFE") Index(2), which returned (45.53)% and (43.38)%, respectively, for the same period.

Portfolio Specifics: The year 2008 was unusually difficult for most investors. At period-end, all major gauges of stock market performance had registered double-digit negative returns. No main region, country or sector was spared in the dramatic stock market sell-off triggered by the global financial crisis and slowing economic growth or recessionary environments.

The financials sector suffered most, erasing more than half of its entire market capitalization during the year. But financials were not alone; they were followed closely by materials-related stocks. The materials and energy sectors, which were the only sectors to have positive returns during the first half of the year, experienced an abrupt reversal. With virtually no safe haven in the global market downturn, the healthcare, utilities and consumer staples sectors lived up to their "defensive" reputations and declined less in value than other sectors.

For the Portfolio, stock selection in the consumer discretionary sector and our underweighting in consumer staples compared to the benchmark hurt relative performance. Also, underweighting and stock selection in utilities hindered results.

The U.S. dollar appreciated versus most foreign currencies for the year, which also hurt the Portfolio's performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

On a positive note, the Portfolio performed better than the benchmark index for the year because of several factors. During the review period, our research indicated most chemicals companies were overvalued as were many in the metals and mining industry. As a result, the Portfolio maintained little or no exposure to these areas and was significantly underweighted in the materials sector relative to the benchmark. Although the Portfolio's underweighted exposure to materials stocks hurt relative Portfolio performance during the first half of the year, the sector was a key contributor in 2008 due to a sharp correction in the second half of the year. In addition, stock selection in the materials and energy sectors boosted relative performance.

We believe the Portfolio's relatively better result in the financials sector was another affirmation of our investment philosophy. The lofty multiples, balance sheet opacity and dubious earnings quality of many investment banks and brokerages steered us away from the industry's most-leveraged segments, and despite absolute losses from our sector holdings, our underweighted exposure helped relative Portfolio performance. Although the Portfolio's healthcare holdings, like everything else, were down in absolute terms in 2008, our bottom-up-based decision to overweight the sector also contributed to the Portfolio's relative performance during the year.

Current Strategy and Outlook: Looking beyond the turbulence of 2008, we continue to manage the Portfolio as always — with a focus on the longer term.

One area of continued conviction for us where our investment thesis had yet to materialize was the health care sector. The Portfolio's overweighted allocation to healthcare evolved over a time when the consensus view was that pharmaceutical companies faced a difficult pricing environment, political headwinds and insurmountable competition from cheaper generics. However, we saw bargain valuations, high free cash-flow yields, and the implications of aging global demographics for revenue growth.

Our overweighted telecommunication services sector position was another contrarian call. By purchasing telecommunication stocks when they were out of favor in the wake of the technology, media and telecommunications bubble, we were able to invest in companies that we felt had solid balance sheets, desirable products, and a growing global presence at largely discounted prices.

While we invested in some financial company stocks we saw as well-capitalized, we remained cautious of the sector. In addition, we continued to monitor the materials sector closely, seeking proper re-entry points, but as of period-end we had yet to find compelling valuations in the materials sector, in general.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Novartis AG	3.1%
Telefonica SA	3.0%
Nestle SA	3.0%
GlaxoSmithKline PLC	2.5%
ENI S.p.A.	2.4%
Total SA	2.2%
Sanofi-Aventis	2.1%
AXA SA	2.1%
HSBC Holdings PLC	2.1%
Vodafone Group PLC	2.0%

*  Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class I January 3, 2006		Since Inception of Class S January 12, 2006
Class ADV	(40.88)%	(16.87)%		—		—
Class I	(40.72)%	—		(5.91)%		—
Class S	(40.97)%	—		—		(6.31)%
MSCI ACWI (ex-U.S)(1)	(45.53)%	(20.28	)%(3)	(6.98	)%(4)	(6.98	)%(4)
MSCI EAFE® Index(2)	(43.38)%	(20.66	)%(3)	(7.35	)%(4)	(7.35	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Foreign Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI ACWI (ex-U.S.) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(3) Since inception performance for the index is shown from January 1, 2007.

(4) Since inception performance of the index is shown from January 1, 2006.

ING THORNBURG VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Thornburg Value Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by William V. Fries, CFA, Managing Director, Edward Maran, CFA, Managing Director and Connor Browne, CFA, Managing Director, all of Thornburg Investment Management ("Thornburg") — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (39.75)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned (37.00)% for the same period.

Portfolio Specifics: Of all stocks owned during the year, only around one-fifth contributed positively to performance. These included basic value stocks Apache Corp.("Apache"), JetBlue Airways Corp. ("Jet Blue Airways"), and recent purchases ACE Ltd.("Ace"), Cincinnati Financial Corp.("Cincinnati Financial"), and Swiss Reinsurance ("Swiss Re") along with consistent earners Genentech, Inc. ("Genentech"), Gilead Sciences, Inc. ("Gilead Sciences"), DirecTV Group, Inc. ("DirecTV"), and Visa, Inc. ("Visa"). Visa and Apache were sold at price targets during the year. Notably, we experienced positive results in our financial services names relative to the benchmark as the fundamentals for the insurers such as ACE , Cincinnati Financial, and Swiss Re were not as bad as some investors had feared. For ACE and Swiss Re, reinsurance pricing and asset quality remain solid. Cincinnati Financial maintains a diversified portfolio of financial stocks on its balance sheet and, in our opinion, has a strong balance sheet. Healthcare stocks were another area of relative strength. Gilead Sciences benefited from a steady customer base and strong execution of its business model. Unfortunately HIV/AIDS is a growing problem worldwide, but Gilead Sciences' products are helping to improve life expectancy and quality of life for victims of that disease. Travel related stocks such as JetBlue Airways rebounded on the back of lower oil prices late in the year.

The stocks which hurt portfolio performance tended to be highly financially levered. Las Vegas Sands Corp., Rite Aid Corp. ("Rite Aid"), Hartford Financial Services Group, Inc., Level 3 Communications, Inc., and Crown Castle International were all among the leading detractors and had significant debt on their balance sheets. WellPoint Inc.("WellPoint"), Dell, Inc. ("Dell") and CME Group, Inc. ("CME Group") were bottom underperformers also, but do not have a heavy debt burden. Rather, specific business disappointments were more at play with these holdings. WellPoint suffered lower underwriting margins when the company underestimated the cost of medical services that it had already contracted to provide its customers. Dell reduced its fourth quarter guidance and indicated that global demand for PC's would be slower than anticipated for 2009. Management is taking steps to accelerate growth in faster growing economies. The CME Group experienced a rapid reduction within their derivatives volumes due to the lack of hedging activities that are common with normally functioning credit markets. We sold other poor performers during the year, particularly in financial services — American International Group ("AIG"), Freddie Mac, Wachovia and UBS — and believe we did a reasonably good job exercising our risk management. Our stock selection under consumer staples was particularly weak as Rite Aid not only suffered from the high debt load acquired with the Jean Coutu acquisition during 2006 but also from heightened economic sensitivity to the front end of their stores (we underestimated this risk). At this point, we feel the share price of Rite Aid may recover at some point under a better credit market environment and believe that management can still execute on the merger strategy. Overall, our underweight within consumer staples was the largest detractor from a sector allocation perspective.

Current Strategy and Outlook: In this challenging environment we are executing the same investment philosophy and approach that has proven successful over the long-term. In December, our performance improved relative to the benchmark, with contributions coming from a number of areas (financials, healthcare, industrials, and telecom). We continue to seek promising companies at a discount and attempt to buy them when they are out of favor. Our basket approach provides the Portfolio with a spectrum of opportunities as well as diversification. In our "consistent earners" basket, we own stocks that we believe will prove more resilient than the average U.S. stock in a tough environment. Within our "basic value" and "emerging franchise" baskets we invest in those companies that we believe should lead when investors believe the U.S. and global economies will eventually recover.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

AT&T, Inc.	5.0%
Eli Lilly & Co.	4.4%
Gilead Sciences, Inc.	4.2%
ConocoPhillips	3.7%
Entergy Corp.	3.3%
DIRECTV Group, Inc.	3.3%
Priceline.com, Inc.	3.2%
Comcast Corp. — Special Class A	3.2%
Marathon Oil Corp.	3.2%
Microsoft Corp.	3.1%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING THORNBURG VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001
Class ADV	(40.04)%	(3.32)%	—	(4.08)%
Class I	(39.75)%	(2.85)%	(2.00)%	—
Class S	(39.90)%	(3.09)%	—	(3.85)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(1.39	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Thornburg Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from December 1, 2001.

Prior to August 7, 2006, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as MFS Capital Opportunities Portfolio. Effective August 7, 2006, Thornburg became the sub–adviser and the Portfolio's principal investment strategies changed.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. Large Cap Equity Portfolio (the "Portfolio") seeks long-term growth of capital and future income. The Portfolio is managed by the North American Equities Investment Management Team ("N.A. Equities Team") consisting of Thomas Cole, Head of N.A. Equities Team, Research Director and Managing Director, John Leonard, Thomas Digenan and Scott Hazen, Portfolio Managers for North American Equities of UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (39.76)% compared to the compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the Russell 1000® Index(2), which returned (37.00)% and (37.60)%, respectively, for the same period.

Portfolio Specifics: 2008 proved to be a challenging year, as heightened risk aversion, an ongoing credit crunch, forced selling by highly leveraged investors and a lack of liquidity led to poor performance in the global equity markets. In addition, there were periods of extreme volatility and sectors moving in and out of favor. For example, energy and materials were the only positive performing S&P 500® sectors during the first half of the year, only to significantly decline and underperform the overall market as the year progressed. During the dramatic sell-off in the fourth quarter of 2008, panic selling ensued and more defensive sectors, including consumer staples and healthcare, generated some of the best relative results.

Turning to the Portfolio, it performed in line with its benchmark during the first half of the year. Over that time, overall strong stock selection was offset by underweights in the energy and materials sectors and an overweight in the financials sector. Performance improved markedly during the third quarter of the year, as our energy and materials underweights were rewarded as these sectors lagged given sharply falling oil and commodity prices. In addition, our overweights in the financials, healthcare and consumer discretionary sectors were positive contributors to relative results.

The Portfolio underperformed in the fourth quarter, more than offsetting the outperformance in the first nine months of the year, and culminating in underperformance for the full calendar year. An underweight to consumer staples, combined with an overweight to financials and consumer discretionary (particularly auto parts), detracted from results at the sector level. These positions more than offset the positive impact of being overweight utilities and pharmaceuticals while underweight the poorly performing materials sector.

Security selection detracted from results in a number of sectors, but most notably in energy, where we did not own ExxonMobil Corp. ("ExxonMobil"), and telecom services, where owning Sprint Nextel Corp. while not owning Verizon Communications, Inc. had a negative impact. Unlike most energy stocks, ExxonMobil posted positive absolute returns in the fourth quarter as many investors viewed it to be a safe haven in this period of panic due to the large amount of cash on its balance sheet.

Current Strategy and Outlook: It is our belief that the U.S. equity market is currently undervalued. In addition, we feel that there is a large gap between the most and least attractive areas of the market. Given these views, we believe the Portfolio is well positioned going forward. In particular, we currently have an underweight in consumer staples and have reduced our overweights to healthcare and utilities, as we don't find these sectors to be as attractive given their relative outperformance in recent months. In contrast, we have added to positions in energy and materials as they now appear to be attractively valued given their decline during the second half of the year. Elsewhere, we are overweight consumer discretionary and modestly overweight financials given a number of what we believe to be compelling opportunities we have identified in these sectors.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Intel Corp.	3.4%
General Electric Co.	3.1%
Comcast Corp. — Class A	3.0%
Wells Fargo & Co.	2.6%
Genzyme Corp.	2.6%
Microsoft Corp.	2.5%
Exelon Corp.	2.5%
FedEx Corp.	2.4%
Illinois Tool Works, Inc.	2.3%
Aflac, Inc.	2.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001
Class ADV	(40.07)%	(3.11)%	—	(3.25)%
Class I	(39.76)%	(2.61)%	(2.57)%	—
Class S	(40.00)%	(2.86)%	—	(3.04)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(1.39	)%(3)
Russell 1000® Index(2)	(37.60)%	(2.04)%	(1.09)%	(1.05	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Large Cap Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3) Since inception performance for the indices is shown from December 1, 2001.

ING VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Van Kampen Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by B. Robert Baker, Jr., CFA, Managing Director, Jason Leder, Managing Director, Kevin Holt, Managing Director, Devin E. Armstrong, CFA, Vice President and James N. Warwick, Executive Director of Morgan Stanley Investment Management, Inc., d/b/a "Van Kampen" — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class S shares, provided a total return of (36.48)% compared to the Russell 1000® Value Index(1) and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned (36.85)% and (37.00)%, respectively, for the same period.

Portfolio Specifics: Fear and a major loss of investor confidence drove the stock market to one of its worst years in history. With stock and bond prices in a downward spiral and global recession imminent, risk aversion intensified and investors fled to cash and Treasuries. Stock market volatility registered extreme levels, leaving investors no escape from declining values. In this environment, both value stocks (in which the Portfolio invests) and growth stocks sustained negative returns, as did all segments of the market capitalization spectrum. Every sector of the market finished the year with double-digit declines.

Relative to the Russell 1000® Value Index ("the Index"), the Portfolio was bolstered primarily by an overweight in the consumer staples sector, and stock selection. Although the sector had a negative absolute return during the period, it sustained smaller declines than other areas of the market, owing to its "defensiveness," or lower sensitivity to economic conditions. An underweight in the industrials sector and stock selection in the telecommunication services sector also benefited relative results. Finally, the Portfolio's cash position also contributed favorably to relative performance, as it reduced the Portfolio's exposure to the market's decline, whereas the Russell 1000® Value Index holds no cash.

The chief detractor from relative performance was the Portfolio's significant underweight in energy stocks. Very few energy stocks have looked attractive to us, even with oil prices falling dramatically in recent months, as energy companies for the most part have not yet had to adjust to the less robust economic scenario. The Portfolio's minimal exposure to the utilities sector was another area of relative weakness.

Current Strategy and Outlook: We continue to position the Portfolio from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value. At period-end, over 45 percent of the Portfolio's investment portfolio was held in what we believe to be high quality, yet undervalued growth companies exhibiting attractive future prospects and a healthy free cash flow. Many "cyclical" stocks (those in more economically sensitive sectors such as energy and industrials) still appear unattractive by our risk-reward standards. The financials sector remained the largest sector weight, broadly diversified across banks, brokerage and insurance stocks. In the healthcare sector, given the Food and Drug Administration's ("FDA") more conservative stance, we are carefully evaluating the Portfolio's exposure to potential regulatory surprises.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Chubb Corp.	5.0%
Comcast Corp. — Class A	4.2%
Bristol-Myers Squibb Co.	3.6%
Verizon Communications, Inc.	3.5%
Viacom — Class B	3.3%
International Paper Co.	3.2%
Time Warner, Inc.	3.1%
Wal-Mart Stores, Inc.	2.7%
Bank of New York Mellon Corp.	2.7%
General Electric Co.	2.6%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VAN KAMPEN COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002
Class ADV	(36.64)%	(3.02)%	(1.12)%
Class I	(36.36)%	(2.56)%	(0.63)%
Class S	(36.48)%	(2.77)%	(0.86)%
Russell 1000® Value Index(1)	(36.85)%	(0.79)%	0.74%
S&P 500® Index(2)	(37.00)%	(2.19)%	(0.72)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Van Kampen Equity and Income Portfolio (the "Portfolio") seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by Thomas Bastian, Steven Kreider, James Roeder, Sergio Marcheli, Mark Laskin, Sanjay Verma and Mary Jayne Maly* of Morgan Stanley Investment Management, Inc., d/b/a "Van Kampen" — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class S shares provided a total return of (23.56)% compared to the Russell 1000® Value Index(2), Barclays Capital U.S. Government/Credit Bond Index**(3) and the Composite Index(4) (60% Russell 1000® Value Index/40% Barclays Capital U.S. Government/Credit Bond Index), which returned (36.85)%, 5.70% and (21.80)%, respectively, for the same period.

Portfolio Specifics: All sectors in the Russell 1000® Value Index had negative absolute returns for the period, although the same was true for the Portfolio. On a relative basis, the Portfolio lost less value than the Russell 1000® Value Index. Specifically, stock selection in the financial services sector was a positive contributor to relative performance. The Portfolio had better relative performance in diversified financial services, due to a holding that was more resilient than many of its peers because of its lower sub-prime mortgage exposure, and in property and casualty insurance. An overweight position in the consumer staples sector was another positive relative contributor, due to a food and staples retailer that benefited from prudent inventory management and scaling down its growth strategy. Stock selection in the materials sector helped the Portfolio sidestep some of the sector's volatility. The Portfolio avoided exposure to the heavily commodity-oriented companies that declined strongly when commodity prices began to fall and instead owned a gold mining company which held up better than its peers in the difficult environment.

In contrast, the Portfolio's underweight positions in the energy and utilities sectors were relative detractors. Although the sectors had negative returns for the period, they were among the better performing sectors in the Russell 1000® Value Index. Stock selection in the consumer discretionary sector was an area of weakness, as retail holdings were hurt by falling consumer spending and media holdings saw declining advertising revenues.

In the fixed-income portfolio, the primary detractor from performance relative to the Barclays Capital U.S. Government/Credit Bond Index was an overweight to asset-backed securities backed by home equity loans (a segment not represented in the Barclays Capital U.S. Government/Credit Bond Index). Unfortunately, as a result of the sub-prime crisis, all mortgage-related securities have suffered price declines this year. However, the Portfolio's yield curve positioning was beneficial during the 12-month period. For the first half of 2008, we underweighted longer dated issues and overweighted intermediate dated issues, a strategy that helped enhance returns as the spread between intermediate- and long-dated yields widened and the curve steepened. The Portfolio maintained an underweight corporate credit position relative to the Barclays Capital U.S. Government/Credit Index for most of the reporting period, which also boosted performance as credit spreads widened significantly during the period, causing prices to decline. The Portfolio's convertible securities allocation detracted from performance for the period.

Current Strategy and Outlook: The turmoil of the past year has not changed our underlying investment philosophy or our stock selection process. We continue to seek undervalued companies that are experiencing a positive change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products. As a result of this process, during the year, the Portfolio's financials and energy weightings increased. The consumer staples weighting declined as we pared down good performing holdings that no longer fit our risk-return profile. The Portfolio's top five sectors as of the end of the period were financials, healthcare, consumer staples, consumer discretionary, and energy. The Portfolio held approximately 60% in equities, 23% in fixed income, and 11.5% in convertible securities at period-end.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

U.S. Treasury Note, 2.750%, due 10/31/13	3.6%
JPMorgan Chase & Co.	3.2%
Marsh & McLennan Cos., Inc.	2.1%
Unilever NV ADR	1.9%
Time Warner, Inc.	1.9%
American Electric Power Co., Inc.	1.8%
Schering-Plough Corp.	1.7%
U.S. Treasury Note, 2.000%, due 02/28/10	1.7%
Cadbury PLC ADR	1.6%
Bayer AG ADR	1.6%

Portfolio holdings are subject to change daily.

*  Effective January 1, 2009, Thomas Bastian replaced Jim Gilligan as the lead portfolio manager to the Portfolio and Sanjay Verma replaced Steven Kreider as a portfolio manager. In addition, Mary Jayne Maly was added as a co-portfolio manager to the Portfolio.

**  Formerly known as the Lehman Brothers U.S. Government/Credit Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words "Lehman Brothers" changed to "Barclays Capital."

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	Since Inception of Classes ADV, I and S December 10, 2001
Class ADV	(23.76)%	0.88%	0.08%
Class I	(23.38)%	1.38%	0.58%
Class S	(23.56)%	1.13%	0.33%
Russell 1000® Value Index(1)	(36.85)%	(0.79)%	1.10	%(4)
Barclays Capital U.S. Government/Credit Index(2)	5.70%	4.64%	5.35	%(4)
Composite Index(3)	(21.80)%	1.58%	3.09	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Rusell 1000® companies with lower price-to-book ratios and lower than forecasted growth values.

(2) The Barclays Capital U.S. Government/Credit Index is an index made up of the Barclays Capital Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

(3) The Composite Index consists of 60% of the return of (securities included in) Russell 1000® Value Index and 40% of the return of (securities included in) Barclays Capital U.S. Government/Credit Index.

(4) Since inception performance for the indices is shown from December 1, 2001.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING American Century Large Company Value Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
Class ADV	$1,000.00	$733.20	1.40%	$6.10	$1,000.00	$1,018.10	1.40%	$7.10
Class I	1,000.00	734.70	0.90	3.92	1,000.00	1,020.61	0.90	4.57
Class S	1,000.00	734.10	1.15	5.01	1,000.00	1,019.36	1.15	5.84
ING American Century Small-Mid Cap Value Portfolio
Class ADV	$1,000.00	$804.70	1.52%	$6.90	$1,000.00	$1,017.50	1.52%	$7.71
Class I	1,000.00	806.00	1.02	4.63	1,000.00	1,020.01	1.02	5.18
Class S	1,000.00	805.00	1.27	5.76	1,000.00	1,018.75	1.27	6.44
ING Baron Asset Portfolio
Class ADV	$1,000.00	$664.70	1.57%	$6.57	$1,000.00	$1,017.24	1.57%	$7.96
Class I	1,000.00	663.70	1.07	4.47	1,000.00	1,019.76	1.07	5.43
Class S	1,000.00	665.30	1.32	5.53	1,000.00	1,018.50	1.32	6.70

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Baron Small Cap Growth Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
Class ADV	$1,000.00	$679.60	1.58%	$6.67	$1,000.00	$1,017.19	1.58%	$8.01
Class I	1,000.00	681.40	1.08	4.56	1,000.00	1,019.71	1.08	5.48
Class S	1,000.00	680.60	1.31	5.53	1,000.00	1,018.55	1.31	6.65
ING Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$717.00	1.41%	$6.09	$1,000.00	$1,018.05	1.41%	$7.15
Class I	1,000.00	718.20	0.91	3.93	1,000.00	1,020.56	0.91	4.62
Class S	1,000.00	717.70	1.16	5.01	1,000.00	1,019.30	1.16	5.89
ING Davis New York Venture Portfolio
Class ADV	$1,000.00	$686.60	1.40%	$5.94	$1,000.00	$1,018.10	1.40%	$7.10
Class I	1,000.00	688.30	0.90	3.82	1,000.00	1,020.61	0.90	4.57
Class S	1,000.00	687.00	1.15	4.88	1,000.00	1,019.36	1.15	5.84
ING JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$734.60	1.50%	$6.54	$1,000.00	$1,017.60	1.50%	$7.61
Class I	1,000.00	736.80	1.00	4.37	1,000.00	1,020.11	1.00	5.08
Class S	1,000.00	735.80	1.25	5.45	1,000.00	1,018.85	1.25	6.34
ING Legg Mason Partners Aggressive Growth Portfolio
Class ADV	$1,000.00	$664.10	1.31%	$5.48	$1,000.00	$1,018.55	1.31%	$6.65
Class I	1,000.00	665.50	0.81	3.39	1,000.00	1,021.06	0.81	4.12
Class S	1,000.00	664.70	1.06	4.44	1,000.00	1,019.81	1.06	5.38
ING Neuberger Berman Partners Portfolio
Class ADV	$1,000.00	$511.80	1.17%	$4.45	$1,000.00	$1,019.25	1.17%	$5.94
Class I	1,000.00	513.80	0.67	2.55	1,000.00	1,021.77	0.67	3.40
Class S	1,000.00	512.60	0.89	3.38	1,000.00	1,020.66	0.89	4.52
ING Oppenheimer Global Portfolio
Class ADV	$1,000.00	$688.90	1.16%	$4.92	$1,000.00	$1,019.30	1.16%	$5.89
Class I	1,000.00	690.40	0.66	2.80	1,000.00	1,021.82	0.66	3.35
Class S	1,000.00	689.20	0.91	3.86	1,000.00	1,020.56	0.91	4.62
ING Oppenheimer Strategic Income Portfolio
Class ADV	$1,000.00	$828.00	1.00%	$4.59	$1,000.00	$1,020.11	1.00%	$5.08
Class I	1,000.00	830.80	0.54	2.49	1,000.00	1,022.42	0.54	2.75
Class S	1,000.00	830.10	0.75	3.45	1,000.00	1,021.37	0.75	3.81

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING PIMCO Total Return Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
Class ADV	$1,000.00	$991.20	1.15%	$5.76	$1,000.00	$1,019.36	1.15%	$5.84
Class I	1,000.00	993.70	0.65	3.26	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	992.10	0.90	4.51	1,000.00	1,020.61	0.90	4.57
ING Pioneer High Yield Portfolio
Class ADV	$1,000.00	$716.00	1.23%	$5.31	$1,000.00	$1,018.95	1.23%	$6.24
Class I	1,000.00	717.50	0.73	3.15	1,000.00	1,021.47	0.73	3.71
Class S	1,000.00	716.60	0.98	4.23	1,000.00	1,020.21	0.98	4.98
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$602.50	1.16%	$4.67	$1,000.00	$1,019.30	1.16%	$5.89
Class I	1,000.00	603.40	0.66	2.66	1,000.00	1,021.82	0.66	3.35
Class S	1,000.00	602.70	0.91	3.67	1,000.00	1,020.56	0.91	4.62
ING T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$639.30	1.24%	$5.11	$1,000.00	$1,018.90	1.24%	$6.29
Class I	1,000.00	641.00	0.74	3.05	1,000.00	1,021.42	0.74	3.76
Class S	1,000.00	640.30	0.99	4.08	1,000.00	1,020.16	0.99	5.03
ING Templeton Foreign Equity Portfolio
Class ADV	$1,000.00	$679.90	1.47%	$6.21	$1,000.00	$1,017.75	1.47%	$7.46
Class I	1,000.00	682.20	0.97	4.10	1,000.00	1,020.26	0.97	4.93
Class S	1,000.00	679.50	1.22	5.15	1,000.00	1,019.00	1.22	6.19
ING Thornburg Value Portfolio
Class ADV	$1,000.00	$694.50	1.40%	$5.96	$1,000.00	$1,018.10	1.40%	$7.10
Class I	1,000.00	696.10	0.90	3.84	1,000.00	1,020.61	0.90	4.57
Class S	1,000.00	695.40	1.15	4.90	1,000.00	1,019.36	1.15	5.84
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	$1,000.00	$679.00	1.35%	$5.70	$1,000.00	$1,018.35	1.35%	$6.85
Class I	1,000.00	680.70	0.85	3.59	1,000.00	1,020.86	0.85	4.32
Class S	1,000.00	679.80	1.10	4.64	1,000.00	1,019.61	1.10	5.58
ING Van Kampen Comstock Portfolio
Class ADV	$1,000.00	$762.00	1.31%	$5.80	$1,000.00	$1,018.55	1.31%	$6.65
Class I	1,000.00	763.50	0.81	3.59	1,000.00	1,021.06	0.81	4.12
Class S	1,000.00	762.90	1.06	4.70	1,000.00	1,019.81	1.06	5.38

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Van Kampen Equity and Income Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
Class ADV	$1,000.00	$833.60	1.07%	$4.93	$1,000.00	$1,019.76	1.07%	$5.43
Class I	1,000.00	835.70	0.57	2.63	1,000.00	1,022.27	0.57	2.90
Class S	1,000.00	834.70	0.82	3.78	1,000.00	1,021.01	0.82	4.17

Effective September 6, 2008, the contractual obligations for ING Pioneer High Yield Portfolio have changed. If this change had been in place during the entire six-month period, actual and hypothetical ending account balances, annualized expense ratios and expenses paid would have been as follows:

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Pioneer High Yield Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008**	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008**
Class ADV	$1,000.00	$716.00	1.21%	$5.22	$1,000.00	$1,019.05	1.21%	$6.14
Class I	1,000.00	717.50	0.71	3.07	1,000.00	1,021.57	0.71	3.61
Class S	1,000.00	716.60	0.96	4.14	1,000.00	1,020.31	0.96	4.88

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

**  Expenses are equal to each Portfolio's respective annualized expense ratios, adjusted for contractual changes, multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Century Large Company Value Portfolio, ING American Century Small-Mid Cap Value Portfolio, ING Baron Asset Portfolio, ING Baron Small Cap Growth Portfolio, ING Columbia Small Cap Value II Portfolio, ING Davis New York Venture Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Legg Mason Partners Aggressive Growth Portfolio, ING Neuberger Berman Partners Portfolio, ING Oppenheimer Global Portfolio, ING Oppenheimer Strategic Income Portfolio, ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Templeton Foreign Equity Portfolio, ING Thornburg Value Portfolio, ING UBS U.S. Large Cap Equity Portfolio, ING Van Kampen Comstock Portfolio, and ING Van Kampen Equity and Income Portfolio, each a series of ING Partners, Inc., as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Partners, Inc. as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2009

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING American Century Large Company Value Portfolio	ING American Century Small-Mid Cap Value Portfolio	ING Baron Asset Portfolio	ING Baron Small Cap Growth Portfolio
ASSETS:
Investments in securities at value+*	$14,666,768	$72,517,694	$6,087,121	$399,343,136
Short-term investments**	43,990	3,548,271	—	—
Short-term investments in affiliates***	645,059	1,587,950	—	42,852,540
Cash	—	602	610,202	—
Receivables:
Investment securities sold	53,568	2,089,671	—	1,688,090
Fund shares sold	28,583	80,895	4,684	3,515,587
Dividends and interest	36,546	246,788	5,149	298,522
Variation margin	7,338	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	2,101	—	—
Prepaid expenses	—	—	142	—
Reimbursement due from manager	1,246	9,203	2,814	—
Total assets	15,483,098	80,083,175	6,710,112	447,697,875
LIABILITIES:
Payable for investment securities purchased	22,352	1,269,044	—	—
Payable for fund shares redeemed	81,128	85,362	23,998	680,179
Payable upon receipt of securities loaned	50,811	3,598,795	—	—
Unrealized depreciation on forward foreign currency contracts	—	8,141	—	—
Payable to affiliates	15,255	79,080	10,907	443,633
Payable to custodian due to bank overdraft	198	—	—	—
Payable for directors fees	—	—	2,349	—
Other accrued expenses and liabilities	—	—	9,020	—
Total liabilities	169,744	5,040,422	46,274	1,123,812
NET ASSETS	$15,313,354	$75,042,753	$6,663,838	$446,574,063
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$33,209,817	$112,529,824	$10,869,320	$615,500,765
Undistributed net investment income	48,350	1,607,412	139	23,826
Accumulated net realized loss on Investments, foreign currency related transactions, and futures	(11,446,312)	(23,358,542)	(1,245,269)	(141,986,591)
Net unrealized depreciation on investments, foreign currency related transactions, and futures	(6,498,501)	(15,735,941)	(2,960,352)	(26,963,937)
NET ASSETS	$15,313,354	$75,042,753	$6,663,838	$446,574,063
+ Including securities loaned at value	$53,682	$3,616,563	$—	$—
* Cost of investments in securities	$21,157,821	$88,196,961	$9,047,473	$426,307,073
** Cost of short-term investments	$50,811	$3,598,795	$—	$—
*** Cost of short-term investments in affiliates	$645,059	$1,587,950	$—	$42,852,540

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 (CONTINUED)

	ING American Century Large Company Value Portfolio	ING American Century Small-Mid Cap Value Portfolio	ING Baron Asset Portfolio	ING Baron Small Cap Growth Portfolio
Class ADV:
Net assets	$2,096,985	$7,860,802	$1,645,532	$23,542,462
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	451,784	1,087,592	235,881	2,163,598
Net asset value and redemption price per share	$4.64	$7.23	$6.98	$10.88
Class I:
Net assets	$5,460,537	$35,921,513	$1,747,782	$131,198,948
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,184,330	4,865,806	247,104	11,641,849
Net asset value and redemption price per share	$4.61	$7.38	$7.07	$11.27
Class S:
Net assets	$7,755,832	$31,260,438	$3,270,524	$291,832,653
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,661,318	4,257,739	465,869	26,342,353
Net asset value and redemption price per share	$4.67	$7.34	$7.02	$11.08

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio	ING JPMorgan Mid Cap Value Portfolio	ING Legg Mason Partners Aggressive Growth Portfolio
ASSETS:
Investments in securities at value+*	$367,742,447	$317,699,457	$165,736,357	$534,056,774
Short-term investments**	—	—	13,084,960	123,703
Short-term investments in affiliates***	6,762,892	—	6,263,329	10,685,626
Short-term investments at amortized cost	—	31,607,168	—	—
Cash	1,741,660	233,429	15,726	4,441
Foreign currencies at value****	—	522	—	—
Receivables:
Investment securities sold	455,909	464,696	1,332,608	—
Fund shares sold	674,066	3,286,450	78,929	1,471,367
Dividends and interest	871,103	352,891	391,210	383,437
Prepaid expenses	762	—	—	—
Total assets	378,248,839	353,644,613	186,903,119	546,725,348
LIABILITIES:
Payable for investment securities purchased	1,323,669	—	54,922	154,628
Payable for fund shares redeemed	135,827	58,829	702,266	358,280
Payable upon receipt of securities loaned	—	—	13,247,554	—
Payable to affiliates	280,299	302,224	155,386	388,937
Payable for directors fees	2,148	—	—	—
Other accrued expenses and liabilities	81,281	—	—	—
Total liabilities	1,823,224	361,053	14,160,128	901,845
NET ASSETS	$376,425,615	$353,283,560	$172,742,991	$545,823,503
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$536,784,326	$530,397,202	$245,770,877	$826,523,860
Undistributed net investment income	4,995,273	2,934,589	88,539	—
Accumulated net realized loss on investments and foreign currency related transactions	(50,049,407)	(25,863,931)	(8,442,648)	(174,552,186)
Net unrealized depreciation on investments and foreign currency related transactions	(115,304,577)	(154,184,300)	(64,673,777)	(106,148,171)
NET ASSETS	$376,425,615	$353,283,560	$172,742,991	$545,823,503
+ Including securities loaned at value	$—	$—	$13,147,685	$—
* Cost of investments in securities	$483,047,024	$471,885,793	$230,247,540	$640,174,020
** Cost of short-term investments	$—	$—	$13,247,554	$154,628
*** Cost of short-term investments in affiliates	$6,762,892	$—	$6,263,329	$10,685,626
**** Cost of foreign currencies	$—	$535	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 (CONTINUED)

	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio	ING JPMorgan Mid Cap Value Portfolio	ING Legg Mason Partners Aggressive Growth Portfolio
Class ADV:
Net assets	$443,754	$5,661,855	$13,623,598	$3,631,098
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	65,445	471,108	1,474,834	128,012
Net asset value and redemption price per share	$6.78	$12.02	$9.24	$28.37
Class I:
Net assets	$225,673,236	$133,935,839	$80,515,090	$455,681,822
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	32,923,029	10,871,394	8,633,640	15,512,779
Net asset value and redemption price per share	$6.85	$12.32	$9.33	$29.37
Class S:
Net assets	$150,308,625	$213,685,866	$78,604,303	$86,510,583
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	22,033,872	17,538,509	8,463,554	2,997,332
Net asset value and redemption price per share	$6.82	$12.18	$9.29	$28.86

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING Neuberger Berman Partners Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio	ING PIMCO Total Return Portfolio
ASSETS:
Investments in securities at value+*	$241,289,905	$1,304,447,228	$463,612,564	$884,774,915
Short-term investments**	—	131,116,555	17,795,629	20,288,173
Short-term investments in affiliates***	—	20,084,110	67,160,961	—
Short-term investments at amortized cost	—	—	50,980,240	14,909,817
Cash	8,554,856	—	—	6,028,938
Cash collateral for futures	—	—	—	3,933,000
Foreign currencies at value****	—	535,622	—	7,239,490
Receivables:
Investment securities sold	2,943,296	117,573	3,312,784	1,489,518
Investment securities sold on a delayed-delivery or when-issued basis	—	—	1,658,001	12,572,344
Fund shares sold	1,184,719	1,337,144	173,486	301,790
Dividends and interest	518,540	2,112,809	6,665,225	4,732,157
Variation margin	—	—	187,552	12,287
Unrealized appreciation on forward foreign currency contracts	—	—	20,674,921	646,476
Upfront payments made on swap agreements	—	—	2,646,196	2,480,780
Unrealized appreciation on swap agreements	—	—	12,945,169	5,086,541
Unrealized appreciation on unfunded commitments	—	—	275,749	—
Prepaid expenses	1,784	—	—	—
Reimbursement due from manager	31,876	—	—	—
Total assets	254,524,976	1,459,751,041	648,088,477	$964,496,226
LIABILITIES:
Payable for investment securities purchased	3,261,136	2,987,676	8,439,068	4,570,111
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	17,844,787	397,670,814
Payable for fund shares redeemed	38,001	1,597,923	968,825	546,066
Payable for futures variation margin	—	—	869,587	694,406
Payable upon receipt of securities loaned	—	132,214,332	15,242,603	20,332,470
Payable for terminated investment contracts (Note 14)	—	—	2,433,179	266,045
Payable for collateral due to counterparties	—	—	—	2,010,000
Unrealized depreciation on forward foreign currency contracts	—	—	22,119,752	2,195,103
Upfront payments received on swap agreements	—	—	5,428,112	3,487,820
Unrealized depreciation on swap agreements	—	—	17,578,663	26,077,325
Payable to affiliates	189,642	750,015	265,521	326,515
Payable to custodian due to bank overdraft	—	—	520,066	—
Payable to custodian due to foreign currency overdraft*****	—	—	165,895	—
Payable for directors fees	7,092	—	—	—
Other accrued expenses and liabilities	58,786	—	6,740	4,688
Written options^	—	—	23,201	4,146,304
Total liabilities	3,554,657	137,549,946	91,905,999	462,327,667
NET ASSETS	$250,970,319	$1,322,201,095	$556,182,478	$502,168,559
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$501,253,716	$1,716,163,398	$656,076,248	$495,681,990
Undistributed net investment income	2,624,225	34,325,717	13,599,645	25,571,574
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(131,385,110)	(11,042,670)	(15,682,438)	16,286,357
Net unrealized depreciation on investments, foreign currency related transactions, futures, swaps, written options, and unfunded commitments	(121,522,512)	(417,245,350)	(97,810,977)	(35,371,362)
NET ASSETS	$250,970,319	$1,322,201,095	$556,182,478	$502,168,559
+ Including securities loaned at value	$—	$118,751,371	$14,877,978	$19,932,705
* Cost of investments in securities	$362,806,838	$1,720,605,939	$556,823,246	$908,045,177
** Cost of short-term investments	$—	$132,214,332	$17,941,955	$20,332,470
*** Cost of short-term investments in affiliates	$—	$20,084,110	$67,160,961	$—
**** Cost of foreign currencies	$—	$525,681	$—	$7,325,890
***** Cost of foreign currency overdraft	$—	$—	$165,682	$—
^ Premiums received on written options	$—	$—	$25,248	$1,146,887

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 (CONTINUED)

	ING Neuberger Berman Partners Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio	ING PIMCO Total Return Portfolio
Class ADV:
Net assets	$1,594	$40,813,076	$16,393,433	$44,599,220
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	293	4,639,131	1,853,480	4,089,645
Net asset value and redemption price per share	$5.44	$8.80	$8.84	$10.91
Class I:
Net assets	$187,621,010	$1,124,126,933	$451,196,552	$265,310,543
Shares authorized	100,000,000	250,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	34,081,480	123,942,541	50,594,259	23,954,247
Net asset value and redemption price per share	$5.51	$9.07	$8.92	$11.08
Class S:
Net assets	$63,347,715	$157,261,086	$88,592,493	$192,258,796
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,556,312	17,820,457	9,932,674	17,468,586
Net asset value and redemption price per share	$5.48	$8.82	$8.92	$11.01

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio
ASSETS:
Investments in securities at value+*	$236,381,059	$511,298,985	$837,024,600	$536,081,728
Short-term investments**	—	40,336,507	4,811,244	—
Short-term investments in affiliates***	41,944,919	—	—	—
Short-term investments at amortized cost	—	1,388,762	23,328,156	34,999,998
Cash	—	488,294	4,870,118	7,512,979
Foreign currencies at value****	—	3,791	18,283	884,057
Receivables:
Investment securities sold	—	—	282,497	211
Fund shares sold	208,141	392,046	785,876	3,766,784
Dividends and interest	5,915,501	423,777	1,473,500	2,076,367
Prepaid expenses	401	—	—	714
Reimbursement due from manager	6,974	—	—	—
Total assets	284,456,995	554,332,162	872,594,274	585,322,838
LIABILITIES:
Payable for investment securities purchased	1,874,449	74,058	485,429	767,808
Payable for fund shares redeemed	214,975	577,470	1,154,781	886,815
Payable upon receipt of securities loaned	—	41,021,680	5,150,389	—
Income distribution payable	920	—	—	—
Payable to affiliates	142,880	281,524	566,702	528,366
Payable to custodian due to bank overdraft	23,178	—	—	—
Payable for directors fees	2,911	—	—	2,798
Other accrued expenses and liabilities	87,157	—	—	207,449
Total liabilities	2,346,470	41,954,732	7,357,301	2,393,236
NET ASSETS	$282,110,525	$512,377,430	$865,236,973	$582,929,602
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$373,311,123	$776,055,083	$1,242,527,913	$916,108,951
Undistributed net investment income	—	216,631	—	14,343
Accumulated net realized loss on investments and foreign currency related transactions	(15,915,715)	(16,360,916)	(109,289,116)	(35,222,274)
Net unrealized depreciation on investments and foreign currency related transactions	(75,284,883)	(247,533,368)	(268,001,824)	(297,971,418)
NET ASSETS	$282,110,525	$512,377,430	$865,236,973	$582,929,602
+ Including securities loaned at value	$—	$40,917,865	$5,267,973	$—
* Cost of investments in securities	$311,665,942	$758,147,138	$1,104,718,927	$833,996,992
** Cost of short-term investments	$—	$41,021,680	$5,150,389	$—
*** Cost of short-term investments in affiliates	$41,944,919	$—	$—	$—
**** Cost of foreign currencies	$—	$3,833	$18,485	$885,667

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 (CONTINUED)

	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio
Class ADV:
Net assets	$772,604	$15,400,884	$49,551,082	$9,417,631
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	118,676	3,472,369	1,533,499	1,201,936
Net asset value and redemption price per share	$6.51	$4.44	$32.31	$7.84
Class I:
Net assets	$279,168,309	$487,967,669	$745,789,863	$405,874,033
Shares authorized	100,000,000	250,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	42,827,116	106,061,463	22,822,930	51,865,058
Net asset value and redemption price per share	$6.52	$4.60	$32.68	$7.83
Class S:
Net assets	$2,169,612	$9,008,877	$69,896,028	$167,637,938
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	332,563	1,988,765	2,154,064	21,469,699
Net asset value and redemption price per share	$6.52	$4.53	$32.45	$7.81

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
ASSETS:
Investments in securities at value+*	$239,423,183	$258,823,327	$546,791,026	$679,729,030
Short-term investments**	14,985,514	3,251,795	5,698,201	—
Short-term investments in affiliates***	28,774,517	1,812,774	—	—
Cash	72,907	—	28,317,218	39,386,885
Foreign currencies at value****	—	—	—	3,914
Receivables:
Investment securities sold	399,870	176,528	485,037	711,439
Fund shares sold	199,537	169,533	746,561	21,210
Dividends and interest	514,264	606,794	1,428,602	3,045,574
Prepaid expenses	—	—	—	336
Reimbursement due from manager	—	—	17,045	—
Total assets	284,369,792	264,840,751	583,483,690	722,898,388
LIABILITIES:
Payable for investment securities purchased	3,772,956	40,109	8,179,271	349,267
Payable for fund shares redeemed	56,115	72,131	187,556	2,314,095
Payable upon receipt of securities loaned	15,093,475	3,487,032	5,891,520	—
Payable to affiliates	193,984	186,683	458,554	381,114
Payable to custodian due to foreign currency overdraft*****	409	—	—	—
Total liabilities	19,116,939	3,785,955	14,716,901	3,044,476
NET ASSETS	$265,252,853	$261,054,796	$568,766,789	$719,853,912
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$552,812,289	$455,050,402	$917,965,073	$894,492,779
Undistributed net investment income	3,486,313	450,538	1,191,721	1,506,382
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(187,784,683)	(79,073,719)	(154,409,769)	(70,801,888)
Net unrealized depreciation on investments and foreign currency related transactions	(103,261,066)	(115,372,425)	(195,980,236)	(105,343,361)
NET ASSETS	$265,252,853	$261,054,796	$568,766,789	$719,853,912
+ Including securities loaned at value	$13,072,926	$3,438,514	$5,762,234	$—
* Cost of investments in securities	$342,575,725	$373,960,515	$742,577,943	$785,073,120
** Cost of short-term investments	$15,093,475	$3,487,032	$5,891,520	$—
*** Cost of short-term investments in affiliates	$28,774,517	$1,812,774	$—	$—
**** Cost of foreign currencies	$—	$—	$—	$3,185
***** Cost of foreign currency overdraft	$371	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 (CONTINUED)

	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
Class ADV:
Net assets	$2,280,741	$6,041,358	$13,777,914	$10,333,872
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	114,274	987,279	1,943,014	406,238
Net asset value and redemption price per share	$19.96	$6.12	$7.09	$25.44
Class I:
Net assets	$256,368,592	$235,656,906	$357,862,649	$516,377,991
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,577,714	38,024,021	50,227,536	20,052,054
Net asset value and redemption price per share	$20.38	$6.20	$7.12	$25.75
Class S:
Net assets	$6,603,520	$19,356,532	$197,126,226	$193,142,049
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	325,943	3,146,057	27,680,092	7,550,471
Net asset value and redemption price per share	$20.26	$6.15	$7.12	$25.58

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING American Century Large Company Value Portfolio	ING American Century Small-Mid Cap Value Portfolio	ING Baron Asset Portfolio	ING Baron Small Cap Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,414,626	$2,617,039	$93,971	$3,863,964
Interest	39,291	9,068	3,588	576,531
Securities lending income, net	25,007	81,775	—	—
Total investment income	1,478,924	2,707,882	97,559	4,440,495
EXPENSES:
Investment management fees	392,392	885,499	145,517	4,804,907
Distribution and service fees:
Class ADV	14,628	51,858	13,780	190,236
Class S	31,381	88,874	9,934	903,972
Transfer agent fees	—	—	770	—
Administrative service fees	98,098	221,375	15,317	1,300,163
Shareholder reporting expense	—	—	3,436	—
Registration fees	—	—	23	—
Professional fees	—	—	1,212	—
Custody and accounting expense	—	—	5,128	—
Directors fees	—	—	598	—
Miscellaneous expense	—	—	7,151	—
Total expenses	536,499	1,247,606	202,866	7,199,278
Net waived and reimbursed fees	(49,150)	(204,237)	(15,002)	(82,255)
Net expenses	487,349	1,043,369	187,864	7,117,023
Net investment income (loss)	991,575	1,664,513	(90,305)	(2,676,528)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	(9,611,414)	(19,653,925)	(1,241,430)	(141,993,482)
Foreign currency related transactions	—	20,128	(256)	—
Futures	(1,306,073)	—	—	—
Net realized loss on investments, foreign currency related transactions, and futures	(10,917,487)	(19,633,797)	(1,241,686)	(141,993,482)
Net change in unrealized appreciation or depreciation on:
Investments	(6,923,359)	(8,771,928)	(5,407,522)	(148,498,258)
Foreign currency related transactions	—	(5,498)	—	—
Futures	86,266	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(6,837,093)	(8,777,426)	(5,407,522)	(148,498,258)
Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(17,754,580)	(28,411,223)	(6,649,208)	(290,491,740)
Decrease in net assets resulting from operations	$(16,763,005)	$(26,746,710)	$(6,739,513)	$(293,168,268)
* Foreign taxes withheld	$7,934	$2,896	$536	$21,171
(1) Dividends from affiliates	$3,964	$14,477	$—	$261,291

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING Columbia Small Cap Value II Portfolio	ING Davis New York Venture Portfolio	ING JPMorgan Mid Cap Value Portfolio	ING Legg Mason Partners Aggressive Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$8,438,929	$6,625,251	$4,931,438	$6,024,063
Interest	183,618	552,419	94,911	227,433
Securities lending income, net	—	—	197,634	773,292
Total investment income	8,622,547	7,177,670	5,223,983	7,024,788
EXPENSES:
Investment management fees	2,651,583	3,163,478	1,574,829	6,107,349
Distribution and service fees:
Class ADV	2,264	41,524	95,292	29,492
Class S	415,167	593,870	202,780	327,262
Transfer agent fees	994	—	—	—
Administrative service fees	353,539	395,429	524,943	1,171,490
Shareholder reporting expense	63,148	—	—	—
Registration fees	235	—	—	—
Professional fees	25,103	—	—	—
Custody and accounting expense	98,376	—	—	—
Directors fees	10,450	—	—	—
Miscellaneous expense	8,850	—	—	—
Total expenses	3,629,709	4,194,301	2,397,844	7,635,593
Net waived and reimbursed fees	(2,168)	—	(1,306)	(6,425)
Brokerage commission recapture	(83,041)	—	—	—
Net expenses	3,544,500	4,194,301	2,396,538	7,629,168
Net investment income (loss)	5,078,047	2,983,369	2,827,445	(604,380)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	(49,907,569)	(25,655,197)	(8,271,977)	38,163,206
Foreign currency related transactions	—	(43,799)	—	—
Net realized gain (loss) on investments and foreign currency related transactions	(49,907,569)	(25,698,996)	(8,271,977)	38,163,206
Net change in unrealized appreciation or depreciation on:
Investments	(114,109,681)	(174,939,737)	(76,236,525)	(425,820,606)
Foreign currency related transactions	—	4,827	—	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(114,109,681)	(174,934,910)	(76,236,525)	(425,820,606)
Net realized and unrealized loss on investments and foreign currency related transactions	(164,017,250)	(200,633,906)	(84,508,502)	(387,657,400)
Decrease in net assets resulting from operations	$(158,939,203)	$(197,650,537)	$(81,681,057)	$(388,261,780)
* Foreign taxes withheld	$59	$81,772	$14,113	$42,077
(1) Dividends from affiliates	$56,754	$—	$34,131	$163,755

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING Neuberger Berman Partners Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio	ING PIMCO Total Return Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$5,707,179	$49,592,116	$393,131	$343,905
Interest	13,635	251,868	34,266,493	25,232,597
Securities lending income, net	—	4,392,538	309,044	72,108
Total investment income	5,720,814	54,236,522	34,968,668	25,648,610
EXPENSES:
Investment management fees	2,490,516	11,909,749	3,133,756	2,465,411
Distribution and service fees:
Class ADV	12	361,184	109,932	212,974
Class S	292,092	516,220	225,844	416,300
Transfer agent fees	696	—	—	—
Administrative service fees	415,081	1,190,945	249,003	787,921
Shareholder reporting expense	69,912	—	—	—
Registration fees	323	—	—	—
Professional fees	48,746	—	—	—
Custody and accounting expense	51,231	—	—	—
Directors fees	15,006	—	—	—
Miscellaneous expense	12,879	—	—	—
Total expenses	3,396,494	13,978,098	3,718,535	3,882,606
Net waived and reimbursed fees	(351,898)	(5,293)	(98,182)	(30,979)
Net expenses	3,044,596	13,972,805	3,620,353	3,851,627
Net investment income	2,676,218	40,263,717	31,348,315	21,796,983
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, WRITTEN OPTIONS, SWAPS, SALES COMMITMENTS, AND UNFUNDED COMMITMENTS:
Net realized gain (loss) on:
Investments	(117,953,182)	874,216	(14,810,681)	23,853,246
Foreign currency related transactions	(45,555)	(1,045,861)	(1,433,099)	4,418,315
Futures	—	—	11,239,552	14,126,840
Swaps	—	—	(30,906,775)	(701,181)
Written options	—	—	3,004,990	(6,157,009)
Sales commitments	—	—	—	(3,942,544)
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(117,998,737)	(171,645)	(32,906,013)	31,597,667
Net change in unrealized appreciation or depreciation on:
Investments**	(190,064,282)	(1,010,135,139)	(102,798,776)	(31,060,229)
Foreign currency related transactions	(5,579)	4,341	(3,235,503)	(3,801,908)
Futures	—	—	1,361,808	4,951,475
Swaps	—	—	(3,996,266)	(24,249,101)
Written options	—	—	(40,661)	289,778
Sales commitments	—	—	(210)	151,985
Unfunded commitments	—	—	275,749	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, sales commitments, and undfunded commitments	(190,069,861)	(1,010,130,798)	(108,433,859)	(53,718,000)
Net realized and unrealized loss on investments, foreign currency related transactions, futures, swaps, written options, sales commitments, and unfunded commitments	(308,068,598)	(1,010,302,443)	(141,339,872)	(22,120,333)
Decrease in net assets resulting from operations	$(305,392,380)	$(970,038,726)	$(109,991,557)	$(323,350)
* Foreign taxes withheld	$17,680	$4,248,107	$32,780	$4,754
** Foreign tax accrued on Indian investments	$—	$9,875	$—	$—
(1) Dividends from affiliates	$—	$137,526	$337,629	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$832,434	$6,563,540	$13,770,198	$21,620,728
Interest	14,477,814	1,604	206,968	958,263
Securities lending income, net	—	921,145	748,533	95,734
Total investment income	15,310,248	7,486,289	14,725,699	22,674,725
EXPENSES:
Investment management fees	965,933	5,219,296	7,622,916	4,748,210
Distribution and service fees:
Class ADV	4,848	140,112	404,518	43,126
Class S	9,266	29,535	215,176	501,360
Transfer agent fees	1,169	—	—	1,275
Administrative service fees	160,987	163,089	1,905,557	604,395
Shareholder reporting expense	12,070	—	—	81,832
Registration fees	—	—	—	367
Professional fees	7,466	—	—	49,442
Custody and accounting expense	19,130	—	—	255,860
Directors fees	2,928	—	—	16,494
Miscellaneous expense	15,530	—	—	38,572
Total expenses	1,199,327	5,552,032	10,148,167	6,340,933
Net recouped (waived and reimbursed) fees	(17,209)	—	(71,722)	71,653
Brokerage commission recapture	(1,909)	(1,457)	(32,890)	(755)
Net expenses	1,180,209	5,550,575	10,043,555	6,411,831
Net investment income	14,130,039	1,935,714	4,682,144	16,262,894
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND PAYMENTS BY AFFILIATES:
Net realized gain (loss) on:
Investments	(7,358,005)	(14,210,097)	(103,404,968)	(34,033,057)
Foreign currency related transactions	—	394	(913,811)	1,154,891
Payments by affiliates (Note 18)	30,107	—	—	—
Net realized loss on investments, foreign currency related transactions, and payments by affiliates	(7,327,898)	(14,209,703)	(104,318,779)	(32,878,166)
Net change in unrealized appreciation or depreciation on:
Investments**	(71,064,875)	(402,305,838)	(536,987,111)	(344,441,217)
Foreign currency related transactions	—	—	6,053	(32,129)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(71,064,875)	(402,305,838)	(536,981,058)	(344,473,346)
Net realized and unrealized loss on investments, foreign currency related transactions, and payments by affiliates	(78,392,773)	(416,515,541)	(641,299,837)	(377,351,512)
Decrease in net assets resulting from operations	$(64,262,734)	$(414,579,827)	$(636,617,693)	$(361,088,618)
* Foreign taxes withheld	$375	$39,312	$440,722	$2,394,209
** Foreign tax accrued on Indian investments	$—	$—	$1,127,203	$76,793
(1) Dividends from affiliates	$87,993	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$5,733,794	$7,988,561	$23,782,129	$16,210,282
Interest	356,699	90,373	511,477	11,982,041
Securities lending income, net	418,048	253,615	449,370	3,489
Total investment income	6,508,541	8,332,549	24,742,976	28,195,812
EXPENSES:
Investment management fees	2,058,151	2,582,685	4,931,226	4,731,858
Distribution and service fees:
Class ADV	17,478	43,826	132,378	63,082
Class S	24,673	82,152	673,538	460,295
Administrative service fees	791,461	553,437	2,054,683	172,053
Directors fees	—	—	—	362
Miscellaneous expense	—	—	—	545
Total expenses	2,891,763	3,262,100	7,791,825	5,428,195
Net waived and reimbursed fees	(5,004)	(949)	(330,050)	—
Brokerage commission recapture	—	(58,661)	—	—
Net expenses	2,886,759	3,202,490	7,461,775	5,428,195
Net investment income	3,621,782	5,130,059	17,281,201	22,767,617
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized loss on:
Investments	(42,695,383)	(43,759,073)	(153,164,561)	(66,517,091)
Foreign currency related transactions	(132,489)	—	—	(13,299)
Futures	—	—	—	121,827
Net realized loss on investments, foreign currency related transactions, and futures	(42,827,872)	(43,759,073)	(153,164,561)	(66,408,563)
Net change in unrealized appreciation or depreciation on:
Investments	(112,923,798)	(138,249,926)	(218,129,573)	(183,213,451)
Foreign currency related transactions	(3,673)	—	—	204
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(112,927,471)	(138,249,926)	(218,129,573)	(183,213,247)
Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(155,755,343)	(182,008,999)	(371,294,134)	(249,621,810)
Decrease in net assets resulting from operations	$(152,133,561)	$(176,878,940)	$(354,012,933)	$(226,854,193)
* Foreign taxes withheld	$156,401	$3,175	$151,460	$346,216
(1) Dividends from affiliates	$128,112	$26,014	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Century Large Company Value Portfolio		ING American Century Small-Mid Cap Value Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$991,575	$1,968,839	$1,664,513	$979,713
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(10,917,487)	8,794,610	(19,633,797)	9,701,759
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(6,837,093)	(13,657,697)	(8,777,426)	(13,408,442)
Decrease in net assets resulting from operations	(16,763,005)	(2,894,248)	(26,746,710)	(2,726,970)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(330,589)	(99,016)	(52,433)	(24,752)
Class I	(1,044,372)	(1,330,944)	(470,920)	(302,597)
Class S	(1,529,165)	(256,957)	(286,055)	(181,755)
Net realized gains:
Class ADV	(1,103,337)	(693,173)	(1,361,076)	(1,692,685)
Class I	(2,919,108)	(5,750,073)	(5,384,236)	(5,866,192)
Class S	(4,695,828)	(1,415,763)	(4,599,777)	(5,719,356)
Total distributions	(11,622,399)	(9,545,926)	(12,154,497)	(13,787,337)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	21,843,681	74,727,098	21,014,161	23,051,965
Reinvestment of distributions	11,622,399	9,545,926	12,154,497	13,787,337
	33,466,080	84,273,024	33,168,658	36,839,302
Cost of shares redeemed	(120,411,184)	(56,986,540)	(18,922,252)	(29,156,836)
Net increase (decrease) in net assets resulting from capital share transactions	(86,945,104)	27,286,484	14,246,406	7,682,466
Net increase (decrease) in net assets	(115,330,508)	14,846,310	(24,654,801)	(8,831,841)
NET ASSETS:
Beginning of year	130,643,862	115,797,552	99,697,554	108,529,395
End of year	$15,313,354	$130,643,862	$75,042,753	$99,697,554
Undistributed net investment income at end of year	$48,350	$1,963,858	$1,607,412	$876,695

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Baron Asset Portfolio		ING Baron Small Cap Growth Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment loss	$(90,305)	$(7,081)	$(2,676,528)	$(1,662,178)
Net realized gain (loss) on investments and foreign currency related transactions	(1,241,686)	362,294	(141,993,482)	20,624,026
Net change in unrealized appreciation or depreciation on investments	(5,407,522)	1,314,017	(148,498,258)	10,257,100
Increase (decrease) in net assets resulting from operations	(6,739,513)	1,669,230	(293,168,268)	29,218,948
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class ADV	(45,629)	—	(1,313,418)	—
Class I	(39,018)	—	(5,600,475)	—
Class S	(61,397)	—	(12,175,271)	—
Total distributions	(146,044)	—	(19,089,164)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,282,750	26,601,942	191,045,184	241,145,808
Reinvestment of distributions	107,025	—	19,089,164	—
	6,389,775	26,601,942	210,134,348	241,145,808
Cost of shares redeemed	(26,851,287)	(3,367,729)	(96,549,470)	(100,775,969)
Net increase (decrease) in net assets resulting from capital share transactions	(20,461,512)	23,234,213	113,584,878	140,369,839
Net increase (decrease) in net assets	(27,347,069)	24,903,443	(198,672,554)	169,588,787
NET ASSETS:
Beginning of year	34,010,907	9,107,464	645,246,617	475,657,830
End of year	$6,663,838	$34,010,907	$446,574,063	$645,246,617
Undistributed net investment income at end of year	$139	$—	$23,826	$23,826

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Columbia Small Cap Value II Portfolio		ING Davis New York Venture Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$5,078,047	$965,561	$2,983,369	$3,584,456
Net realized gain (loss) on investments and foreign currency related transactions	(49,907,569)	4,558,621	(25,698,996)	4,428,969
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(114,109,681)	(6,366,221)	(174,934,910)	1,102,011
Increase (decrease) in net assets resulting from operations	(158,939,203)	(842,039)	(197,650,537)	9,115,436
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(902)	(226)	(19,106)	—
Class I	(726,065)	(20,982)	(1,684,243)	(284,154)
Class S	(158,973)	(149,906)	(1,840,225)	(483,957)
Net realized gains:
Class ADV	(4,862)	—	(87,886)	(34,332)
Class I	(2,457,450)	—	(1,944,357)	(303,465)
Class S	(1,601,218)	—	(2,647,445)	(726,408)
Total distributions	(4,949,470)	(171,114)	(8,223,262)	(1,832,316)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	448,854,134	152,702,805	265,891,024	185,311,189
Reinvestment of distributions	4,949,470	171,114	8,223,262	1,832,316
	453,803,604	152,873,919	274,114,286	187,143,505
Cost of shares redeemed	(122,041,487)	(31,017,289)	(58,445,154)	(58,711,455)
Net increase in net assets resulting from capital share transactions	331,762,117	121,856,630	215,669,132	128,432,050
Net increase in net assets	167,873,444	120,843,477	9,795,333	135,715,170
NET ASSETS:
Beginning of year	208,552,171	87,708,694	343,488,227	207,773,057
End of year	$376,425,615	$208,552,171	$353,283,560	$343,488,227
Undistributed net investment income at end of year	$4,995,273	$946,098	$2,934,589	$3,537,474

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Mid Cap Value Portfolio		ING Legg Mason Partners Aggressive Growth Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income (loss)	$2,827,445	$2,662,565	$(604,380)	$(1,934,682)
Net realized gain (loss) on investments	(8,271,977)	19,782,786	38,163,206	26,487,762
Net change in unrealized appreciation or depreciation on investments	(76,236,525)	(17,633,034)	(425,820,606)	(41,450,102)
Increase (decrease) in net assets resulting from operations	(81,681,057)	4,812,317	(388,261,780)	(16,897,022)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(256,569)	(117,731)	—	—
Class I	(2,734,472)	(1,069,126)	—	—
Class S	(2,001,035)	(524,023)	—	—
Net realized gains:
Class ADV	(1,837,541)	(1,307,919)	—	—
Class I	(10,039,897)	(6,921,274)	—	—
Class S	(8,240,468)	(4,728,001)	—	—
Total distributions	(25,109,982)	(14,668,074)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	63,636,239	76,989,470	158,464,372	326,015,465
Reinvestment of distributions	25,109,982	14,668,074	—	—
	88,746,221	91,657,544	158,464,372	326,015,465
Cost of shares redeemed	(69,524,372)	(60,552,182)	(505,221,820)	(378,341,494)
Net increase (decrease) in net assets resulting from capital share transactions	19,221,849	31,105,362	(346,757,448)	(52,326,029)
Net increase (decrease) in net assets	(87,569,190)	21,249,605	(735,019,228)	(69,223,051)
NET ASSETS:
Beginning of year	260,312,181	239,062,576	1,280,842,731	1,350,065,782
End of year	$172,742,991	$260,312,181	$545,823,503	$1,280,842,731
Undistributed net investment income at end of year	$88,539	$2,431,848	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Neuberger Berman Partners Portfolio		ING Oppenheimer Global Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$2,676,218	$990,373	$40,263,717	$42,790,930
Net realized gain (loss) on investments and foreign currency related transactions	(117,998,737)	(13,341,407)	(171,645)	160,407,238
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(190,069,861)	49,540,515	(1,010,130,798)	(25,056,406)
Increase (decrease) in net assets resulting from operations	(305,392,380)	37,189,481	(970,038,726)	178,141,762
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(20)	(1,219,420)	(697,050)
Class I	(961,325)	(735,348)	(38,789,825)	(26,306,990)
Class S	—	(401,596)	(4,718,117)	(1,992,610)
Net realized gains:
Class ADV	—	(320)	(5,996,239)	(4,651,568)
Class I	—	(11,957,793)	(134,022,900)	(98,523,340)
Class S	—	(7,987,123)	(17,982,621)	(8,314,597)
Total distributions	(961,325)	(21,082,200)	(202,729,122)	(140,486,155)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	325,179,170	86,086,803	95,409,426	162,375,715
Reinvestment of distributions	961,325	21,082,146	202,729,122	140,486,155
	326,140,495	107,168,949	298,138,548	302,861,870
Cost of shares redeemed	(197,624,034)	(107,998,199)	(425,078,861)	(477,615,687)
Net increase (decrease) in net assets resulting from capital share transactions	128,516,461	(829,250)	(126,940,313)	(174,753,817)
Net increase (decrease) in net assets	(177,837,244)	15,278,031	(1,299,708,161)	(137,098,210)
NET ASSETS:
Beginning of year	428,807,563	413,529,532	2,621,909,256	2,759,007,466
End of year	$250,970,319	$428,807,563	$1,322,201,095	$2,621,909,256
Undistributed net investment income at end of year	$2,624,225	$954,887	$34,325,717	$43,956,836

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Oppenheimer Strategic Income Portfolio		ING PIMCO Total Return Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$31,348,315	$26,563,992	$21,796,983	$17,123,891
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(32,906,013)	10,293,869	31,597,667	3,027,999
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, sales commitments, and unfunded commitments	(108,433,859)	1,534,707	(53,718,000)	18,748,656
Increase (decrease) in net assets resulting from operations	(109,991,557)	38,392,568	(323,350)	38,900,546
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,096,915)	(1,147,519)	(2,029,942)	(947,855)
Class I	(28,021,136)	(16,544,242)	(11,994,802)	(9,593,260)
Class S	(4,682,124)	(2,774,380)	(7,934,148)	(3,498,142)
Net realized gains:
Class ADV	(80,551)	—	(671,421)	—
Class I	(1,875,430)	—	(3,706,855)	—
Class S	(323,861)	—	(2,531,892)	—
Total distributions	(36,080,017)	(20,466,141)	(28,869,060)	(14,039,257)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	269,949,196	167,160,488	234,514,089	163,411,362
Reinvestment of distributions	36,080,017	20,466,141	28,869,060	14,039,257
	306,029,213	187,626,629	263,383,149	177,450,619
Cost of shares redeemed	(123,246,765)	(111,289,160)	(208,466,742)	(58,691,524)
Net increase in net assets resulting from capital share transactions	182,782,448	76,337,469	54,916,407	118,759,095
Net increase in net assets	36,710,874	94,263,896	25,723,997	143,620,384
NET ASSETS:
Beginning of year	519,471,604	425,207,708	476,444,562	332,824,178
End of year	$556,182,478	$519,471,604	$502,168,559	$476,444,562
Undistributed net investment income at end of year	$13,599,645	$33,948,150	$25,571,574	$17,469,733

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer High Yield Portfolio		ING T. Rowe Price Diversified Mid Cap Growth Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$14,130,039	$6,918,879	$1,935,714	$1,742,576
Net realized gain (loss) on investments, foreign currency related transactions, and payments by affiliates	(7,327,898)	3,593,207	(14,209,703)	129,203,347
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(71,064,875)	(2,411,487)	(402,305,838)	9,773,622
Increase (decrease) in net assets resulting from operations	(64,262,734)	8,100,599	(414,579,827)	140,719,545
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(70,081)	(49,613)	—	—
Class I	(13,809,706)	(6,426,076)	(3,444,847)	(1,960,207)
Class S	(272,724)	(445,431)	(4,767)	—
Net realized gains:
Class ADV	(25,349)	—	(4,409,896)	(3,939,115)
Class I	(3,505,979)	—	(121,659,616)	(90,261,425)
Class S	(87,139)	—	(2,022,706)	(1,209,603)
Total distributions	(17,770,978)	(6,921,120)	(131,541,832)	(97,370,350)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	207,631,097	48,224,001	22,742,767	24,781,765
Proceeds from shares issued in merger (Note 13)	64,846,767	—	—	—
Reinvestment of distributions	17,770,978	6,919,827	131,541,832	97,370,350
	290,248,842	55,143,828	154,284,599	122,152,115
Cost of shares redeemed	(38,126,383)	(73,049,481)	(145,270,502)	(241,797,598)
Net increase (decrease) in net assets resulting from capital share transactions	252,122,459	(17,905,653)	9,014,097	(119,645,483)
Net increase (decrease) in net assets	170,088,747	(16,726,174)	(537,107,562)	(76,296,288)
NET ASSETS:
Beginning of year	112,021,778	128,747,952	1,049,484,992	1,125,781,280
End of year	$282,110,525	$112,021,778	$512,377,430	$1,049,484,992
Undistributed net investment income at end of year	$—	$5,483	$216,631	$1,740,086

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Growth Equity Portfolio		ING Templeton Foreign Equity Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$4,682,144	$7,665,938	$16,262,894	$1,420,256
Net realized gain (loss) on investments and foreign currency related transactions	(104,318,779)	95,487,453	(32,878,166)	961,802
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(536,981,058)	35,488,768	(344,473,346)	7,826,519
Increase (decrease) in net assets resulting from operations	(636,617,693)	138,642,159	(361,088,618)	10,208,577
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(122,722)	(52,430)	(267,904)	(11)
Class I	(13,342,311)	(6,544,980)	(13,346,515)	(429,134)
Class S	(806,370)	(169,564)	(4,749,346)	(1,000,610)
Net realized gains:
Class ADV	(6,279,129)	(5,000,494)	—	(9)
Class I	(80,268,118)	(61,978,334)	—	(345,586)
Class S	(7,026,819)	(3,766,933)	—	(996,073)
Return of capital:
Class ADV	(79,211)	—	—	—
Class I	(1,175,375)	—	—	—
Class S	(110,449)	—	—	—
Total distributions	(109,210,504)	(77,512,735)	(18,363,765)	(2,771,423)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	250,841,675	386,482,105	419,265,708	170,278,145
Proceeds from shares issued in merger (Note 13)	—	—	485,926,153	—
Reinvestment of distributions	109,210,504	77,512,735	18,363,765	2,645,202
	360,052,179	463,994,840	923,555,626	172,923,347
Cost of shares redeemed	(396,413,848)	(292,305,674)	(139,837,079)	(48,889,820)
Net increase (decrease) in net assets resulting from capital share transactions	(36,361,669)	171,689,166	783,718,547	124,033,527
Net increase (decrease) in net assets	(782,189,866)	232,818,590	404,266,164	131,470,681
NET ASSETS:
Beginning of year	1,647,426,839	1,414,608,249	178,663,438	47,192,757
End of year	$865,236,973	$1,647,426,839	$582,929,602	$178,663,438
Undistributed net investment income at end of year	$—	$10,503,070	$14,343	$812,669

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Thornburg Value Portfolio		ING UBS U.S. Large Cap Equity Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$3,621,782	$1,852,156	$5,130,059	$4,363,890
Net realized gain (loss) on investments and foreign currency related transactions	(42,827,872)	25,273,208	(43,759,073)	36,381,562
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(112,927,471)	(13,080,793)	(138,249,926)	(36,024,660)
Increase (decrease) in net assets resulting from operations	(152,133,561)	14,044,571	(176,878,940)	4,720,792
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(7,643)	(9,561)	(128,584)	(67,611)
Class I	(1,812,798)	(845,816)	(8,396,878)	(2,678,126)
Class S	(11,937)	(76,409)	(512,862)	(342,587)
Total distributions	(1,832,378)	(931,786)	(9,038,324)	(3,088,324)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	227,467,929	68,502,537	105,198,682	105,677,385
Proceeds from shares issued in merger (Note 13)	—	—	—	36,384,223
Reinvestment of distributions	1,832,378	931,786	9,038,324	3,088,324
	229,300,307	69,434,323	114,237,006	145,149,932
Cost of shares redeemed	(44,404,345)	(41,806,736)	(88,145,775)	(113,345,397)
Net increase in net assets resulting from capital share transactions	184,895,962	27,627,587	26,091,231	31,804,535
Net increase (decrease) in net assets	30,930,023	40,740,372	(159,826,033)	33,437,003
NET ASSETS:
Beginning of year	234,322,830	193,582,458	420,880,829	387,443,826
End of year	$265,252,853	$234,322,830	$261,054,796	$420,880,829
Undistributed net investment income at end of year	$3,486,313	$1,829,398	$450,538	$4,358,803

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen Comstock Portfolio		ING Van Kampen Equity and Income Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$17,281,201	$18,141,386	$22,767,617	$24,073,687
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(153,164,561)	51,676,010	(66,408,563)	50,110,886
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(218,129,573)	(91,003,406)	(183,213,247)	(37,763,499)
Increase (decrease) in net assets resulting from operations	(354,012,933)	(21,186,010)	(226,854,193)	36,421,074
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(653,242)	(504,981)	(534,645)	(330,029)
Class I	(23,047,363)	(10,143,475)	(33,581,199)	(21,491,852)
Class S	(10,516,572)	(4,424,869)	(11,202,908)	(2,278,945)
Net realized gains:
Class ADV	(1,553,677)	(1,177,101)	(733,342)	(462,445)
Class I	(32,982,142)	(17,981,166)	(36,302,415)	(24,251,403)
Class S	(16,571,671)	(9,810,845)	(12,079,329)	(2,802,542)
Total distributions	(85,324,667)	(44,042,437)	(94,433,838)	(51,617,216)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	220,220,774	316,790,683	78,093,893	77,017,123
Proceeds from shares issued in merger (Note 13)	—	—	82,425,445	—
Reinvestment of distributions	85,324,667	44,042,437	94,433,838	51,617,216
	305,545,441	360,833,120	254,953,176	128,634,339
Cost of shares redeemed	(288,658,828)	(334,718,811)	(172,876,816)	(186,472,061)
Net increase (decrease) in net assets resulting from capital share transactions	16,886,613	26,114,309	82,076,360	(57,837,722)
Net decrease in net assets	(422,450,987)	(39,114,138)	(239,211,671)	(73,033,864)
NET ASSETS:
Beginning of year	991,217,776	1,030,331,914	959,065,583	1,032,099,447
End of year	$568,766,789	$991,217,776	$719,853,912	$959,065,583
Undistributed net investment income at end of year	$1,191,721	$18,136,074	$1,506,382	$24,074,970

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING American Century Large Company Value Portfolio
Class ADV
12-31-08	14.24	0.18	•	(3.94)	(3.76)	1.17		4.67	—
12-31-07	15.80	0.19		(0.49)	(0.30)	0.16		1.10	—
12-31-06	14.08	0.18	•	2.38	2.56	0.09		0.75	—
12-31-05	14.05	0.12	•	0.03	0.15	0.12		—	—
12-31-04	12.89	0.10		1.14	1.24	0.08		—	—
Class I
12-31-08	14.44	0.24	•	(3.97)	(3.73)	1.43		4.67	—
12-31-07	16.03	0.27	•	(0.50)	(0.23)	0.26		1.10	—
12-31-06	14.24	0.26	•	2.42	2.68	0.14		0.75	—
12-31-05	14.22	0.21		0.00 *	0.21	0.19		—	—
12-31-04	13.03	0.17		1.15	1.32	0.13		—	—
Class S
12-31-08	14.47	0.21	•	(3.99)	(3.78)	1.35		4.67	—
12-31-07	16.05	0.23	•	(0.51)	(0.28)	0.20		1.10	—
12-31-06	14.20	0.21	•	2.43	2.64	0.04		0.75	—
12-31-05	14.17	0.15		0.02	0.17	0.14		—	—
12-31-04	12.98	0.15		1.14	1.29	0.10		—	—
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-08	11.24	0.15		(2.80)	(2.65)	0.05		1.31	—
12-31-07	13.35	0.08	•	(0.42)	(0.34)	0.03		1.74	—
12-31-06	11.63	0.02		1.73	1.75	0.00	*	0.03	—
12-31-05	12.13	0.01		0.92	0.93	0.01		1.42	—
12-31-04	10.71	(0.02)		2.26	2.24	—		0.82	—
Class I
12-31-08	11.46	0.20	•	(2.86)	(2.66)	0.11		1.31	—
12-31-07	13.58	0.14	•	(0.43)	(0.29)	0.09		1.74	—
12-31-06	11.77	0.09	•	1.75	1.84	0.00	*	0.03	—
12-31-05	12.24	0.06		0.94	1.00	0.05		1.42	—
12-31-04	10.77	0.03		2.28	2.31	0.02		0.82	—
Class S
12-31-08	11.40	0.17	•	(2.84)	(2.67)	0.08		1.31	—
12-31-07	13.51	0.11	•	(0.42)	(0.31)	0.06		1.74	—
12-31-06	11.74	0.05		1.75	1.80	0.00	*	0.03	—
12-31-05	12.22	0.04		0.92	0.96	0.02		1.42	—
12-31-04	10.76	0.00	*	2.28	2.28	0.00	*	0.82	—
ING Baron Asset Portfolio
Class ADV
12-31-08	12.05	(0.10)		(4.81)	(4.91)	—		0.16	—
12-31-07	11.09	(0.05)		1.01	0.96	—		—	—
01-18-06(4)-12-31-06	10.04	(0.06)		1.11	1.05	—		—	—
Class I
12-31-08	12.17	(0.05	)•	(4.89)	(4.94)	—		0.16	—
12-31-07	11.14	0.01		1.02	1.03	—		—	—
01-03-06(4)-12-31-06	10.00	(0.00	)*	1.14	1.14	—		—	—
Class S
12-31-08	12.09	(0.06	)•	(4.85)	(4.91)	—		0.16	—
12-31-07	11.10	(0.01)		1.00	0.99	—		—	—
05-03-06(4)-12-31-06	10.73	0.03	•	0.34	0.37	—		—	—

				Ratios to average net assets						Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)	($000's)	(%)
ING American Century Large Company Value Portfolio
Class ADV
12-31-08	5.84	4.64	(37.19)	1.50	1.40	†	1.40	†	1.93 †	2,097	42
12-31-07	1.26	14.24	(2.17)	1.50	1.50		1.50		1.20	9,497	44
12-31-06	0.84	15.80	18.89	1.50	1.50		1.50		1.21	10,524	56
12-31-05	0.12	14.08	1.09	1.50	1.50		1.50		0.87	11,806	105
12-31-04	0.08	14.05	9.70	1.50	1.50		1.50		0.81	8,684	38
Class I
12-31-08	6.10	4.61	(36.86)	1.00	0.90	†	0.90	†	1.96 †	5,461	42
12-31-07	1.36	14.44	(1.72)	1.00	1.00		1.00		1.72	104,021	44
12-31-06	0.89	16.03	19.58	1.00	1.00		1.00		1.73	82,254	56
12-31-05	0.19	14.24	1.51	1.00	1.00		1.00		1.50	39,624	105
12-31-04	0.13	14.22	10.24	1.00	1.00		1.00		1.39	2,956	38
Class S
12-31-08	6.02	4.67	(36.99)	1.25	1.15	†	1.15	†	2.22 †	7,756	42
12-31-07	1.30	14.47	(2.00)	1.25	1.25		1.25		1.44	17,126	44
12-31-06	0.79	16.05	19.30	1.25	1.25		1.25		1.43	23,019	56
12-31-05	0.14	14.20	1.26	1.25	1.25		1.25		1.06	43,127	105
12-31-04	0.10	14.17	10.05	1.25	1.25		1.25		1.05	66,267	38
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-08	1.36	7.23	(26.69)	1.75	1.52		1.52		1.50	7,861	191
12-31-07	1.77	11.24	(3.17)	1.75	1.52		1.52		0.58	12,309	146
12-31-06	0.03	13.35	15.14	1.75	1.72		1.72		0.18	12,602	156
12-31-05	1.43	11.63	7.65	1.80	1.80		1.80		0.10	11,023	101
12-31-04	0.82	12.13	21.03	1.80	1.80		1.80		(0.14)	5,266	107
Class I
12-31-08	1.42	7.38	(26.37)	1.25	1.02		1.02		2.04	35,922	191
12-31-07	1.83	11.46	(2.70)	1.25	1.02		1.02		1.09	47,079	146
12-31-06	0.03	13.58	15.75	1.25	1.22		1.22		0.71	48,088	156
12-31-05	1.47	11.77	8.17	1.30	1.30		1.30		0.61	46,237	101
12-31-04	0.84	12.24	21.61	1.30	1.30		1.30		0.35	28,433	107
Class S
12-31-08	1.39	7.34	(26.56)	1.50	1.27		1.27		1.80	31,260	191
12-31-07	1.80	11.40	(2.90)	1.50	1.27		1.27		0.82	40,309	146
12-31-06	0.03	13.51	15.43	1.50	1.47		1.47		0.39	47,839	156
12-31-05	1.44	11.74	7.85	1.55	1.55		1.55		0.35	43,053	101
12-31-04	0.82	12.22	21.34	1.55	1.55		1.55		0.09	37,816	107
ING Baron Asset Portfolio
Class ADV
12-31-08	0.16	6.98	(41.20)	1.67	1.57		1.57		(0.89)	1,646	51
12-31-07	—	12.05	8.66	1.64	1.55		1.55		(0.44)	3,499	18
01-18-06(4)-12-31-06	—	11.09	10.46	2.08	1.55		1.55		(0.57)	3,211	23
Class I
12-31-08	0.16	7.07	(41.04)	1.17	1.07		1.07		(0.47)	1,748	51
12-31-07	—	12.17	9.25	1.14	1.05		1.05		0.07	25,781	18
01-03-06(4)-12-31-06	—	11.14	11.40	1.58	1.05		1.05		(0.05)	5,583	23
Class S
12-31-08	0.16	7.02	(41.06)	1.42	1.32		1.32		(0.64)	3,271	51
12-31-07	—	12.09	8.92	1.39	1.30		1.30		(0.14)	4,731	18
05-03-06(4)-12-31-06	—	11.10	3.45	1.83	1.30		1.30		0.31	313	23

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Baron Small Cap Growth Portfolio
Class ADV
12-31-08	19.16	(0.14)		(7.62)	(7.76)	—	0.52	—
12-31-07	18.11	(0.12)		1.17	1.05	—	—	—
12-31-06	15.90	(0.10)		2.46	2.36	—	0.15	—
12-31-05	14.85	(0.19	)•	1.24	1.05	—	—	—
12-31-04	11.64	(0.09)		3.30	3.21	—	—	—
Class I
12-31-08	19.73	(0.05	)•	(7.89)	(7.94)	—	0.52	—
12-31-07	18.55	(0.02)		1.20	1.18	—	—	—
12-31-06	16.21	(0.02)		2.51	2.49	—	0.15	—
12-31-05	15.06	(0.14	)•	1.29	1.15	—	—	—
12-31-04	11.74	(0.07)		3.39	3.32	—	—	—
Class S
12-31-08	19.45	(0.08	)•	(7.77)	(7.85)	—	0.52	—
12-31-07	18.33	(0.06)		1.18	1.12	—	—	—
12-31-06	16.06	(0.06)		2.48	2.42	—	0.15	—
12-31-05	14.96	(0.14	)•	1.24	1.10	—	—	—
12-31-04	11.69	(0.09)		3.36	3.27	—	—	—
ING Columbia Small Cap Value II Portfolio
Class ADV
12-31-08	10.41	0.09	•	(3.62)	(3.53)	0.02	0.08	—
12-31-07	10.15	0.05	•	0.23	0.28	0.02	—	—
12-29-06(4)-12-31-06	10.15	(0.00	)*	—	(0.00)*	—	—	—
Class I
12-31-08	10.48	0.14	•	(3.67)	(3.53)	0.02	0.08	—
12-31-07	10.17	0.10	•	0.23	0.33	0.02	—	—
04-28-06(4)-12-31-06	10.00	0.05		0.12	0.17	—	—	—
Class S
12-31-08	10.44	0.11	•	(3.64)	(3.53)	0.01	0.08	—
12-31-07	10.15	0.07	•	0.23	0.30	0.01	—	—
05-01-06(4)-12-31-06	9.95	0.04	•	0.16	0.20	—	—	—
ING Davis New York Venture Portfolio
Class ADV
12-31-08	20.07	0.09		(7.92)	(7.83)	0.04	0.18	—
12-31-07	19.39	0.19	•	0.57	0.76	—	0.08	—
12-31-06	18.46	0.07		2.29	2.36	—	1.43	—
12-31-05	17.82	(0.03	)•	0.67	0.64	0.00 *	—	—
12-31-04	16.47	(0.02)		1.37	1.35	—	—	—
Class I
12-31-08	20.60	0.15	•	(8.09)	(7.94)	0.16	0.18	—
12-31-07	19.87	0.31	•	0.57	0.88	0.07	0.08	—
12-31-06	18.79	0.18	•	2.34	2.52	0.01	1.43	—
12-31-05	18.09	0.06	•	0.66	0.72	0.02	—	—
12-31-04	16.64	0.05		1.40	1.45	—	—	—
Class S
12-31-08	20.39	0.11	•	(8.02)	(7.91)	0.12	0.18	—
12-31-07	19.70	0.25	•	0.57	0.82	0.05	0.08	—
12-31-06	18.69	0.13	•	2.31	2.44	—	1.43	—
12-31-05	17.99	0.01	•	0.69	0.70	—	—	—
12-31-04	16.59	0.00	*	1.40	1.40	—	—	—

				Ratios to average net assets						Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)	($000's)	(%)
ING Baron Small Cap Growth Portfolio
Class ADV
12-31-08	0.52	10.88	(41.41)	1.58	1.58	†	1.58	†	(0.80)†	23,542	30
12-31-07	—	19.16	5.80	1.58	1.58		1.58		(0.61)	48,449	23
12-31-06	0.15	18.11	15.02	1.58	1.58		1.58		(0.63)	45,591	15
12-31-05	—	15.90	7.07	1.75	1.70		1.70		(1.23)	31,565	11
12-31-04	—	14.85	27.58	1.70	1.70		1.70		(1.22)	17,106	19
Class I
12-31-08	0.52	11.27	(41.12)	1.08	1.08	†	1.08	†	(0.29)†	131,199	30
12-31-07	—	19.73	6.36	1.08	1.08		1.08		(0.10)	181,259	23
12-31-06	0.15	18.55	15.54	1.08	1.08		1.08		(0.13)	130,780	15
12-31-05	—	16.21	7.64	1.25	1.20		1.20		(0.87)	81,664	11
12-31-04	—	15.06	28.28	1.20	1.20		1.20		(0.71)	29,954	19
Class S
12-31-08	0.52	11.08	(41.25)	1.33	1.31	†	1.31	†	(0.52)†	291,833	30
12-31-07	—	19.45	6.11	1.33	1.32		1.32		(0.34)	415,539	23
12-31-06	0.15	18.33	15.24	1.33	1.33		1.33		(0.38)	299,287	15
12-31-05	—	16.06	7.35	1.50	1.45		1.45		(0.92)	207,527	11
12-31-04	—	14.96	27.97	1.45	1.45		1.45		(0.96)	114,112	19
ING Columbia Small Cap Value II Portfolio
Class ADV
12-31-08	0.10	6.78	(34.22)	1.41	1.41	†	1.38	†	1.03 †	444	73
12-31-07	0.02	10.41	2.73	1.38	1.38		1.35		0.50	330	50
12-29-06(4)-12-31-06	—	10.15	—	1.49	1.49		1.46		(1.46)	1	48
Class I
12-31-08	0.10	6.85	(33.93)	0.91	0.91	†	0.88	†	1.63 †	225,673	73
12-31-07	0.02	10.48	3.21	0.88	0.88		0.85		0.94	46,922	50
04-28-06(4)-12-31-06	—	10.17	1.70	0.99	0.99		0.96		0.78	11,698	48
Class S
12-31-08	0.09	6.82	(34.08)	1.16	1.16	†	1.13	†	1.22 †	150,309	73
12-31-07	0.01	10.44	2.97	1.13	1.13		1.10		0.65	161,301	50
05-01-06(4)-12-31-06	—	10.15	2.01	1.24	1.24		1.21		0.53	76,010	48
ING Davis New York Venture Portfolio
Class ADV
12-31-08	0.22	12.02	(39.35)	1.40	1.40		1.40		0.41	5,662	20
12-31-07	0.08	20.07	3.91	1.40	1.40		1.40		0.94	10,214	10
12-31-06	1.43	19.39	13.58	1.40	1.40		1.40		0.44	13,203	6
12-31-05	0.00 *	18.46	3.62	1.57	1.57		1.57		(0.18)	11,305	110
12-31-04	—	17.82	8.20	1.60	1.60		1.60		(0.18)	10,195	33
Class I
12-31-08	0.34	12.32	(39.06)	0.90	0.90		0.90		0.92	133,936	20
12-31-07	0.15	20.60	4.43	0.90	0.90		0.90		1.49	101,763	10
12-31-06	1.44	19.87	14.19	0.90	0.90		0.90		0.94	59,749	6
12-31-05	0.02	18.79	4.10	1.07	1.07		1.07		0.33	3,108	110
12-31-04	—	18.09	8.71	1.10	1.10		1.10		0.31	3,295	33
Class S
12-31-08	0.30	12.18	(39.22)	1.15	1.15		1.15		0.67	213,686	20
12-31-07	0.13	20.39	4.16	1.15	1.15		1.15		1.23	231,511	10
12-31-06	1.43	19.70	13.85	1.15	1.15		1.15		0.69	134,821	6
12-31-05	—	18.69	3.89	1.32	1.32		1.32		0.06	41,822	110
12-31-04	—	17.99	8.44	1.35	1.35		1.35		0.02	56,159	33

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-08	15.50	0.14		(4.90)	(4.76)	0.18		1.32	—
12-31-07	16.03	0.09		0.25	0.34	0.07		0.80	—
12-31-06	13.89	0.07		2.18	2.25	0.00	*	0.11	—
12-31-05	13.84	0.02		1.11	1.13	0.03		1.05	—
12-31-04	11.86	(0.00	)*	2.40	2.40	—		0.42	—
Class I
12-31-08	15.77	0.22		(5.00)	(4.78)	0.34		1.32	—
12-31-07	16.26	0.19	•	0.24	0.43	0.12		0.80	—
12-31-06	14.02	0.14		2.21	2.35	0.00	*	0.11	—
12-31-05	13.93	0.08		1.14	1.22	0.08		1.05	—
12-31-04	11.91	0.04		2.44	2.48	0.04		0.42	—
Class S
12-31-08	15.67	0.16	•	(4.94)	(4.78)	0.28		1.32	—
12-31-07	16.17	0.15		0.24	0.39	0.09		0.80	—
12-31-06	13.98	0.12		2.18	2.30	0.00	*	0.11	—
12-31-05	13.89	0.05		1.13	1.18	0.04		1.05	—
12-31-04	11.89	0.02		2.42	2.44	0.02		0.42	—
ING Legg Mason Partners Aggressive Growth Portfolio
Class ADV
12-31-08	46.88	(0.25)		(18.26)	(18.51)	—		—	—
12-31-07	47.89	(0.29)		(0.72)	(1.01)	—		—	—
12-31-06	43.64	(0.27	)•	4.52	4.25	—		—	—
12-31-05	39.35	(0.33	)•	4.62	4.29	—		—	—
12-31-04	36.04	(0.12)		3.43	3.31	—		—	—
Class I
12-31-08	48.31	(0.01)		(18.93)	(18.94)	—		—	—
12-31-07	49.10	(0.05)		(0.74)	(0.79)	—		—	—
12-31-06	44.52	(0.02	)•	4.60	4.58	—		—	—
12-31-05	39.95	(0.15)		4.72	4.57	—		—	—
12-31-04	36.41	0.03		3.51	3.54	—		—	—
Class S
12-31-08	47.58	(0.11)		(18.61)	(18.72)	—		—	—
12-31-07	48.49	(0.18)		(0.73)	(0.91)	—		—	—
12-31-06	44.08	(0.18	)•	4.59	4.41	—		—	—
12-31-05	39.65	(0.23)		4.66	4.43	—		—	—
12-31-04	36.23	(0.01)		3.43	3.42	—		—	—
ING Neuberger Berman Partners Portfolio
Class ADV
12-31-08	11.22	0.00	•*	(5.78)	(5.78)	—		—	—
12-31-07	10.90	(0.02	)•	0.91	0.89	0.03		0.54	—
12-29-06(4)-12-31-06	10.90	(0.00	)*	—	(0.00)*	—		—	—
Class I
12-31-08	11.30	0.06	•	(5.83)	(5.77)	0.02		—	—
12-31-07	10.93	0.04	•	0.90	0.94	0.03		0.54	—
01-19-06(4)-12-31-06	10.20	0.06	•	0.67	0.73	—		—	—
Class S
12-31-08	11.25	0.05		(5.82)	(5.77)	—		—	—
12-31-07	10.90	0.01	•	0.90	0.91	0.03		0.53	—
01-03-06(4)-12-31-06	10.00	0.04	•	0.86	0.90	—		—	—

				Ratios to average net assets						Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)	($000's)	(%)
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-08	1.50	9.24	(33.17)	1.50	1.50	†	1.50	†	0.94 †	13,624	58
12-31-07	0.87	15.50	2.06	1.50	1.50		1.50		0.64	24,824	52
12-31-06	0.11	16.03	16.26	1.53	1.53		1.53		0.61	22,123	44
12-31-05	1.08	13.89	8.11	1.60	1.60		1.60		0.20	12,408	52
12-31-04	0.42	13.84	20.31	1.60	1.60		1.60		(0.02)	4,980	45
Class I
12-31-08	1.66	9.33	(32.86)	1.00	1.00	†	1.00	†	1.46 †	80,515	58
12-31-07	0.92	15.77	2.61	1.00	1.00		1.00		1.15	145,638	52
12-31-06	0.11	16.26	16.84	1.03	1.03		1.03		1.08	125,602	44
12-31-05	1.13	14.02	8.71	1.10	1.10		1.10		0.67	80,426	52
12-31-04	0.46	13.93	20.88	1.10	1.10		1.10		0.49	55,163	45
Class S
12-31-08	1.60	9.29	(33.04)	1.25	1.25	†	1.25	†	1.29 †	78,604	58
12-31-07	0.89	15.67	2.34	1.25	1.25		1.25		0.89	89,851	52
12-31-06	0.11	16.17	16.52	1.28	1.28		1.28		0.81	91,338	44
12-31-05	1.09	13.98	8.49	1.35	1.35		1.35		0.39	78,459	52
12-31-04	0.44	13.89	20.59	1.35	1.35		1.35		0.26	64,420	45
ING Legg Mason Partners Aggressive Growth Portfolio
Class ADV
12-31-08	—	28.37	(39.48)	1.31	1.31	†	1.31	†	(0.54)†	3,631	4
12-31-07	—	46.88	(2.11)	1.30	1.30		1.30		(0.60)	8,325	5
12-31-06	—	47.89	9.74	1.30	1.30		1.30		(0.59)	8,459	6
12-31-05	—	43.64	10.90 (a)	1.31	1.31		1.31		(0.82)	7,843	10
12-31-04	—	39.35	9.18	1.32	1.32		1.32		(0.45)	3,196	3
Class I
12-31-08	—	29.37	(39.21)	0.81	0.81	†	0.81	†	(0.03)†	455,682	4
12-31-07	—	48.31	(1.61)	0.80	0.80		0.80		(0.11)	1,103,033	5
12-31-06	—	49.10	10.29	0.80	0.80		0.80		(0.05)	1,155,244	6
12-31-05	—	44.52	11.44 (a)	0.81	0.81		0.81		(0.33)	531,343	10
12-31-04	—	39.95	9.72	0.82	0.82		0.82		0.06	575,903	3
Class S
12-31-08	—	28.86	(39.34)	1.06	1.06	†	1.06	†	(0.26)†	86,511	4
12-31-07	—	47.58	(1.88)	1.05	1.05		1.05		(0.36)	169,485	5
12-31-06	—	48.49	10.00	1.05	1.05		1.05		(0.40)	186,363	6
12-31-05	—	44.08	11.17 (a)	1.06	1.06		1.06		(0.58)	437,476	10
12-31-04	—	39.65	9.44	1.07	1.07		1.07		(0.04)	355,857	3
ING Neuberger Berman Partners Portfolio
Class ADV
12-31-08	—	5.44	(51.52)	1.25	1.17		1.17		0.04	2	63
12-31-07	0.57	11.22	8.40	1.23	1.17		1.17		(0.20)	12	47
12-29-06(4)-12-31-06	—	10.90	—	1.25	1.17		1.17		(1.17)	1	111
Class I
12-31-08	0.02	5.51	(51.12)	0.75	0.67		0.67		0.72	187,621	63
12-31-07	0.57	11.30	8.85	0.73	0.67		0.67		0.32	271,555	47
01-19-06(4)-12-31-06	—	10.93	7.16	0.75	0.67		0.67		0.65	232,030	111
Class S
12-31-08	—	5.48	(51.29)	1.00	0.89		0.89		0.45	63,348	63
12-31-07	0.56	11.25	8.62	0.98	0.89		0.89		0.10	157,241	47
01-03-06(4)-12-31-06	—	10.90	9.00	1.00	0.92		0.92		0.37	181,499	111

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING Oppenheimer Global Portfolio
Class ADV
12-31-08	16.38	0.30		(6.53)	(6.23)	0.23		1.12	—
12-31-07	16.22	0.17	•	0.81	0.98	0.11		0.71	—
12-31-06	13.85	0.07	•	2.33	2.40	0.01		0.02	—
12-31-05	12.50	0.07	•	1.56	1.63	0.04		0.24	—
12-31-04	11.02	0.03		1.57	1.60	0.00	*	0.12	—
Class I
12-31-08	16.87	0.32		(6.67)	(6.35)	0.33		1.12	—
12-31-07	16.68	0.27	•	0.82	1.09	0.19		0.71	—
12-31-06	14.17	0.15	•	2.39	2.54	0.01		0.02	—
12-31-05	12.80	0.14	•	1.60	1.74	0.12		0.25	—
12-31-04	11.23	0.01		1.69	1.70	0.01		0.12	—
Class S
12-31-08	16.46	0.23	•	(6.46)	(6.23)	0.29		1.12	—
12-31-07	16.31	0.23	•	0.80	1.03	0.17		0.71	—
12-31-06	13.90	0.10	•	2.34	2.44	0.01		0.02	—
12-31-05	12.58	0.09	•	1.58	1.67	0.10		0.25	—
12-31-04	11.06	0.02		1.62	1.64	0.00	*	0.12	—
ING Oppenheimer Strategic Income Portfolio
Class ADV
12-31-08	11.12	0.55	•	(2.28)	(1.73)	0.51		0.04	—
12-31-07	10.76	0.59	•	0.28	0.87	0.51		—	—
12-31-06	9.98	0.62	•	0.18	0.80	0.02		—	—
12-31-05	10.11	0.30	•	(0.24)	0.06	0.19		—	—
11-08-04(4)-12-31-04	10.00	0.02		0.11	0.13	0.02		—	—
Class I
12-31-08	11.20	0.54	•	(2.22)	(1.68)	0.56		0.04	—
12-31-07	10.80	0.64	•	0.28	0.92	0.52		—	—
12-31-06	10.00	0.66	•	0.18	0.84	0.04		—	—
12-31-05	10.12	0.35	•	(0.24)	0.11	0.23		—	—
11-08-04(4)-12-31-04	10.00	0.02		0.12	0.14	0.02		—	—
Class S
12-31-08	11.21	0.48	•	(2.19)	(1.71)	0.54		0.04	—
12-31-07	10.81	0.62	•	0.27	0.89	0.49		—	—
12-31-06	9.99	0.64	•	0.19	0.83	0.01		—	—
12-31-05	10.11	0.32	•	(0.24)	0.08	0.20		—	—
11-08-04(4)-12-31-04	10.00	0.02		0.11	0.13	0.02		—	—
ING PIMCO Total Return Portfolio
Class ADV
12-31-08	11.66	0.46	•	(0.52)	(0.06)	0.52		0.17	—
12-31-07	11.03	0.44	•	0.55	0.99	0.36		—	—
12-31-06	10.81	0.36	•	0.03	0.39	0.17		—	—
12-31-05	10.91	0.28	•	(0.08)	0.20	0.16		0.14	—
12-31-04	10.59	0.09	•	0.34	0.43	—		0.11	—
Class I
12-31-08	11.81	0.53	•	(0.54)	(0.01)	0.55		0.17	—
12-31-07	11.16	0.51	•	0.55	1.06	0.41		—	—
12-31-06	10.92	0.42	•	0.03	0.45	0.21		—	—
12-31-05	11.00	0.34	•	(0.08)	0.26	0.20		0.14	—
12-31-04	10.62	0.16	•	0.33	0.49	—		0.11	—
Class S
12-31-08	11.75	0.49	•	(0.52)	(0.03)	0.54		0.17	—
12-31-07	11.11	0.48	•	0.55	1.03	0.39		—	—
12-31-06	10.87	0.39	•	0.04	0.43	0.19		—	—
12-31-05	10.96	0.30	•	(0.07)	0.23	0.18		0.14	—
12-31-04	10.61	0.14	•	0.32	0.46	—		0.11	—

				Ratios to average net assets								Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)		(%)		(%)		(%)		($000's)	(%)
ING Oppenheimer Global Portfolio
Class ADV
12-31-08	1.35	8.80	(40.65)	1.16		1.16	†	1.16	†	1.60	†	40,813	12
12-31-07	0.82	16.38	6.04	1.16		1.15		1.15		1.08		99,669	14
12-31-06	0.03	16.22	17.36	1.16		1.15		1.15		0.51		95,286	23
12-31-05	0.28	13.85	13.07	1.16		1.15		1.15		0.60		106,510	53
12-31-04	0.12	12.50	14.71	1.28		1.27		1.27		0.55		127,653	390
Class I
12-31-08	1.45	9.07	(40.38)	0.66		0.66	†	0.66	†	2.07	†	1,124,127	12
12-31-07	0.90	16.87	6.57	0.66		0.66		0.66		1.57		2,289,589	14
12-31-06	0.03	16.68	17.98	0.66		0.66		0.66		0.96		2,518,662	23
12-31-05	0.37	14.17	13.57	0.66		0.66		0.66		1.05		2,262,201	53
12-31-04	0.13	12.80	15.28	0.77		0.77		0.77		1.11		843,253	390
Class S
12-31-08	1.41	8.82	(40.55)	0.91		0.91	†	0.91	†	1.80	†	157,261	12
12-31-07	0.88	16.46	6.35	0.91		0.91		0.91		1.37		232,651	14
12-31-06	0.03	16.31	17.60	0.91		0.91		0.91		0.66		145,060	23
12-31-05	0.35	13.90	13.27	0.91		0.91		0.91		0.71		40,831	53
12-31-04	0.12	12.58	15.01	1.02		1.02		1.02		0.19		19,143	390
ING Oppenheimer Strategic Income Portfolio
Class ADV
12-31-08	0.55	8.84	(16.38)	1.04		1.00	†	1.00	†	5.19	†	16,393	108
12-31-07	0.51	11.12	8.28	1.04		1.00		1.00		5.41		20,460	104
12-31-06	0.02	10.76	7.99	1.04		1.00		1.00		6.09		9,266	140
12-31-05	0.19	9.98	0.61	1.04		1.00		1.00		2.94		5,082	216
11-08-04(4)-12-31-04	0.02	10.11	1.26	1.06		1.02		1.02		2.15		3,655	145
Class I
12-31-08	0.60	8.92	(15.89)	0.54		0.54	†	0.54	†	5.12	†	451,197	108
12-31-07	0.52	11.20	8.76	0.54		0.54		0.54		5.80		415,035	104
12-31-06	0.04	10.80	8.42	0.54		0.54		0.54		6.39		359,888	140
12-31-05	0.23	10.00	1.09	0.54		0.54		0.54		3.50		302,941	216
11-08-04(4)-12-31-04	0.02	10.12	1.39	0.52		0.52		0.52		2.56		103,283	145
Class S
12-31-08	0.58	8.92	(16.10)	0.79		0.75	†	0.75	†	4.53	†	88,592	108
12-31-07	0.49	11.21	8.50	0.79		0.75		0.75		5.61		83,977	104
12-31-06	0.01	10.81	8.33	0.79		0.75		0.75		6.20		56,054	140
12-31-05	0.20	9.99	0.84	0.79		0.75		0.75		3.14		60,478	216
11-08-04(4)-12-31-04	0.02	10.11	1.27	0.81		0.77		0.77		2.40		60,836	145
ING PIMCO Total Return Portfolio
Class ADV
12-31-08	0.69	10.91	(0.54)	1.16		1.15		1.15		4.04		44,599	872
12-31-07	0.36	11.66	9.25	1.21	(b)	1.21	(b)	1.21	(b)	3.98	(b)	33,445	863
12-31-06	0.17	11.03	3.71	1.27	(b)	1.27	(b)	1.27	(b)	3.36	(b)	25,603	826
12-31-05	0.30	10.81	1.80	1.35		1.35		1.35		2.54		23,018	926
12-31-04	0.11	10.91	4.06	1.35		1.35		1.35		0.81		14,827	377
Class I
12-31-08	0.72	11.08	(0.04)	0.66		0.65		0.65		4.55		265,311	872
12-31-07	0.41	11.81	9.79	0.71	(b)	0.71	(b)	0.71	(b)	4.49	(b)	320,725	863
12-31-06	0.21	11.16	4.21	0.77	(b)	0.77	(b)	0.77	(b)	3.86	(b)	213,734	826
12-31-05	0.34	10.92	2.36	0.85		0.85		0.85		3.07		176,607	926
12-31-04	0.11	11.00	4.61	0.85		0.85		0.85		1.51		78,521	377
Class S
12-31-08	0.71	11.01	(0.28)	0.91		0.90		0.90		4.30		192,259	872
12-31-07	0.39	11.75	9.51	0.96	(b)	0.96	(b)	0.96	(b)	4.23	(b)	122,274	863
12-31-06	0.19	11.11	4.00	1.02	(b)	1.02	(b)	1.02	(b)	3.61	(b)	93,487	826
12-31-05	0.32	10.87	2.08	1.10		1.10		1.10		2.73		83,782	926
12-31-04	0.11	10.96	4.33	1.10		1.10		1.10		1.32		88,424	377

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Pioneer High Yield Portfolio
Class ADV
12-31-08	10.23	0.66		(3.50)	(2.84)	0.65	0.23	—
12-31-07	10.22	0.54	•	0.01	0.55	0.54	—	—
01-20-06(4)-12-31-06	9.99	0.47	•	0.30	0.77	0.51	0.03	—
Class I
12-31-08	10.25	0.74	•	(3.54)	(2.80)	0.70	0.23	—
12-31-07	10.22	0.59	•	0.03	0.62	0.59	—	—
01-03-06(4)-12-31-06	10.00	0.57	•	0.23	0.80	0.55	0.03	—
Class S
12-31-08	10.25	0.67	•	(3.49)	(2.82)	0.68	0.23	—
12-31-07	10.22	0.57	•	0.03	0.60	0.57	—	—
01-20-06(4)-12-31-06	9.99	0.54	•	0.24	0.78	0.52	0.03	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-08	9.22	(0.02)		(3.48)	(3.50)	—	1.28	—
12-31-07	8.99	(0.03)		1.14	1.11	—	0.88	—
12-31-06	8.47	(0.03)		0.74	0.71	—	0.19	—
12-31-05	7.94	(0.05)		0.72	0.67	—	0.14	—
12-31-04	7.33	(0.10)		0.71	0.61	—	—	—
Class I
12-31-08	9.52	0.02		(3.63)	(3.61)	0.03	1.28	—
12-31-07	9.22	0.02		1.18	1.20	0.02	0.88	—
12-31-06	8.65	0.02		0.74	0.76	—	0.19	—
12-31-05	8.06	(0.00	)*	0.73	0.73	—	0.14	—
12-31-04	7.40	(0.00	)*	0.66	0.66	—	—	—
Class S
12-31-08	9.37	(0.00	)*	(3.56)	(3.56)	0.00 *	1.28	—
12-31-07	9.10	(0.01)		1.16	1.15	—	0.88	—
12-31-06	8.55	(0.01)		0.75	0.74	—	0.19	—
12-31-05	7.99	(0.03)		0.73	0.70	—	0.14	—
12-31-04	7.36	(0.07)		0.70	0.63	—	—	—
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-08	60.78	(0.04	)•	(24.38)	(24.42)	0.08	3.92	0.05
12-31-07	58.37	0.03	•	5.34	5.37	0.03	2.93	—
12-31-06	51.87	0.05		6.54	6.59	—	0.09	—
12-31-05	49.14	(0.06	)•	2.84	2.78	—	0.05	—
12-31-04	44.89	0.11		4.14	4.25	—	—	—
Class I
12-31-08	61.89	0.26		(24.86)	(24.60)	0.64	3.92	0.05
12-31-07	59.36	0.32		5.45	5.77	0.31	2.93	—
12-31-06	52.62	0.33	•	6.64	6.97	0.14	0.09	—
12-31-05	49.81	0.19	•	2.87	3.06	0.25	—	—
12-31-04	45.35	0.29		4.24	4.53	0.07	—	—
Class S
12-31-08	61.35	0.07	•	(24.56)	(24.49)	0.44	3.92	0.05
12-31-07	58.85	0.15	•	5.41	5.56	0.13	2.93	—
12-31-06	52.16	0.28	•	6.50	6.78	—	0.09	—
12-31-05	49.48	0.06	•	2.85	2.91	—	0.23	—
12-31-04	45.12	0.22		4.16	4.38	—	0.02	—

					Ratios to average net assets						Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)		(%)	(%)		(%)		(%)	($000's)	(%)
ING Pioneer High Yield Portfolio
Class ADV
12-31-08	0.88	6.51	(29.60	)(c)	1.24	1.23	†	1.23	†	7.25 †	773	38
12-31-07	0.54	10.23	5.43		1.28	1.27		1.27		5.22	1,018	68
01-20-06(4)-12-31-06	0.54	10.22	7.98		1.30	1.23		1.23		4.97	510	20
Class I
12-31-08	0.93	6.52	(29.27	)(c)	0.74	0.73	†	0.72	†	8.82 †	279,168	38
12-31-07	0.59	10.25	6.15		0.78	0.77		0.77		5.67	105,105	68
01-03-06(4)-12-31-06	0.58	10.22	8.24		0.80	0.73		0.73		5.70	119,959	20
Class S
12-31-08	0.91	6.52	(29.45	)(c)	0.99	0.98	†	0.98	†	7.32 †	2,170	38
12-31-07	0.57	10.25	5.89		1.03	1.02		1.02		5.43	5,899	68
01-20-06(4)-12-31-06	0.55	10.22	8.01		1.05	0.98		0.98		5.43	8,280	20
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-08	1.28	4.44	(43.35)		1.16	1.16		1.16		(0.25)	15,401	28
12-31-07	0.88	9.22	12.71		1.16	1.15		1.15		(0.31)	40,695	31
12-31-06	0.19	8.99	8.70		1.16	1.15		1.15		(0.23)	48,165	37
12-31-05	0.14	8.47	8.64		1.16	1.15		1.15		(0.54)	69,686	94
12-31-04	—	7.94	8.32		1.47	1.46		1.46		(1.13)	80,813	441
Class I
12-31-08	1.31	4.60	(43.15)		0.66	0.66		0.66		0.26	487,968	28
12-31-07	0.90	9.52	13.39		0.66	0.66		0.66		0.18	995,471	31
12-31-06	0.19	9.22	9.10		0.66	0.66		0.66		0.19	1,067,515	37
12-31-05	0.14	8.65	9.26		0.66	0.66		0.66		(0.04)	1,131,231	94
12-31-04	—	8.06	8.92		0.96	0.96		0.96		(0.06)	474,397	441
Class S
12-31-08	1.28	4.53	(43.27)		0.91	0.91		0.91		0.03	9,009	28
12-31-07	0.88	9.37	13.01		0.91	0.91		0.91		(0.07)	13,319	31
12-31-06	0.19	9.10	8.97		0.91	0.91		0.91		(0.07)	10,100	37
12-31-05	0.14	8.55	8.96		0.91	0.91		0.91		(0.30)	21,871	94
12-31-04	—	7.99	8.56		1.21	1.21		1.21		(0.88)	29,155	441
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-08	4.05	32.31	(42.51)		1.25	1.24		1.24		(0.09)	49,551	54
12-31-07	2.96	60.78	9.36		1.25	1.24		1.24		0.05	103,588	58
12-31-06	0.09	58.37	12.73		1.25	1.25		1.25		0.11	105,821	43
12-31-05	0.05	51.87	5.66		1.25	1.25		1.25		(0.12)	86,781	41
12-31-04	—	49.14	9.47		1.25	1.25		1.25		0.19	78,870	39
Class I
12-31-08	4.61	32.68	(42.21)		0.75	0.74		0.74		0.42	745,790	54
12-31-07	3.24	61.89	9.91		0.75	0.74		0.74		0.55	1,442,336	58
12-31-06	0.23	59.36	13.30		0.75	0.75		0.75		0.60	1,271,481	43
12-31-05	0.25	52.62	6.17		0.75	0.75		0.75		0.38	898,102	41
12-31-04	0.07	49.81	10.02		0.75	0.75		0.75		0.66	830,034	39
Class S
12-31-08	4.41	32.45	(42.35)		1.00	0.99		0.99		0.15	69,896	54
12-31-07	3.06	61.35	9.62		1.00	0.99		0.99		0.25	101,503	58
12-31-06	0.09	58.85	13.03		1.00	1.00		1.00		0.51	37,306	43
12-31-05	0.23	52.16	5.92		1.00	1.00		1.00		0.12	163,188	41
12-31-04	0.02	49.48	9.74		1.00	1.00		1.00		0.62	18,642	39

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-08	13.65	0.23	•	(5.81)	(5.58)	0.23	—	—
12-31-07	12.03	0.18	•	1.68	1.86	0.13	0.11	—
12-20-06(4)-12-31-06	12.09	0.00	*	0.08	0.08	0.13	0.01	—
Class I
12-31-08	13.66	0.29	•	(5.85)	(5.56)	0.27	—	—
12-31-07	12.03	0.24	•	1.63	1.87	0.13	0.11	—
01-03-06(4)-12-31-06	10.00	0.27		1.90	2.17	0.13	0.01	—
Class S
12-31-08	13.63	0.28	•	(5.87)	(5.59)	0.23	—	—
12-31-07	12.01	0.20	•	1.63	1.83	0.10	0.11	—
01-12-06(4)-12-31-06	10.02	0.17	•	1.95	2.12	0.12	0.01	—
ING Thornburg Value Portfolio
Class ADV
12-31-08	33.36	0.18		(13.52)	(13.34)	0.06	—	—
12-31-07	31.38	0.18	•	1.93	2.11	0.13	—	—
12-31-06	27.03	0.05	•	4.34	4.39	0.04	—	—
12-31-05	26.86	(0.02	)•	0.29	0.27	0.10	—	—
12-31-04	23.98	0.03	•	2.92	2.95	0.07	—	—
Class I
12-31-08	34.00	0.32	•	(13.79)	(13.47)	0.15	—	—
12-31-07	31.85	0.28		2.02	2.30	0.15	—	—
12-31-06	27.40	0.15	•	4.44	4.59	0.14	—	—
12-31-05	27.20	0.11	•	0.31	0.42	0.22	—	—
12-31-04	24.21	0.24	•	2.86	3.10	0.11	—	—
Class S
12-31-08	33.75	0.30		(13.76)	(13.46)	0.03	—	—
12-31-07	31.68	0.19	•	2.03	2.22	0.15	—	—
12-31-06	27.24	0.36	•	4.14	4.50	0.06	—	—
12-31-05	27.04	0.05	•	0.28	0.33	0.13	—	—
12-31-04	24.09	0.16	•	2.87	3.03	0.08	—	—
ING UBS U.S. Large Cap Equity Portfolio
Class ADV
12-31-08	10.40	0.08		(4.23)	(4.15)	0.13	—	—
12-31-07	10.40	0.06	•	0.01	0.07	0.07	—	—
12-31-06	9.19	0.06	•	1.22	1.28	0.07	—	—
12-31-05	8.52	0.03	•	0.70	0.73	0.06	—	—
12-31-04	7.49	0.05		1.01	1.06	0.03	—	—
Class I
12-31-08	10.61	0.13	•	(4.32)	(4.19)	0.22	—	—
12-31-07	10.56	0.11		0.02	0.13	0.08	—	—
12-31-06	9.30	0.09		1.25	1.34	0.08	—	—
12-31-05	8.58	0.08	•	0.72	0.80	0.08	—	—
12-31-04	7.54	0.10		1.00	1.10	0.06	—	—
Class S
12-31-08	10.48	0.10	•	(4.27)	(4.17)	0.16	—	—
12-31-07	10.45	0.08	•	0.02	0.10	0.07	—	—
12-31-06	9.21	0.08	•	1.23	1.31	0.07	—	—
12-31-05	8.52	0.06	•	0.70	0.76	0.07	—	—
12-31-04	7.49	0.09		1.00	1.09	0.06	—	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-08	0.23	7.84	(40.88)	1.46	1.47		1.47		2.22		9,418	11
12-31-07	0.24	13.65	15.42	1.49	1.48		1.48		1.40		1	20
12-20-06(4)-12-31-06	0.14	12.03	0.66	1.74	1.48		1.48		0.00	*	1	5
Class I
12-31-08	0.27	7.83	(40.72)	0.96	0.97		0.97		2.77		405,874	11
12-31-07	0.24	13.66	15.50	0.99	0.98		0.98		1.85		46,781	20
01-03-06(4)-12-31-06	0.14	12.03	21.70	1.24	0.98		0.98		2.53		10,991	5
Class S
12-31-08	0.23	7.81	(40.97)	1.21	1.22		1.22		2.56		167,638	11
12-31-07	0.21	13.63	15.23	1.24	1.23		1.23		1.49		131,882	20
01-12-06(4)-12-31-06	0.13	12.01	21.14	1.49	1.23		1.23		1.57		36,200	5
ING Thornburg Value Portfolio
Class ADV
12-31-08	0.06	19.96	(40.04)	1.40	1.40	†	1.40	†	0.53	†	2,281	77
12-31-07	0.13	33.36	6.73	1.40	1.40		1.40		0.54		4,196	88
12-31-06	0.04	31.38	16.26	1.40	1.40		1.40		0.18		673	171
12-31-05	0.10	27.03	1.03	1.40	1.40		1.40		(0.08)		214	95
12-31-04	0.07	26.86	12.36	1.40	1.40		1.40		0.27		267	74
Class I
12-31-08	0.15	20.38	(39.75)	0.90	0.90	†	0.90	†	1.16	†	256,369	77
12-31-07	0.15	34.00	7.24	0.90	0.90		0.90		0.92		216,408	88
12-31-06	0.14	31.85	16.84	0.90	0.90		0.90		0.51		186,115	171
12-31-05	0.22	27.40	1.56	0.90	0.90		0.90		0.43		191,985	95
12-31-04	0.11	27.20	12.88	0.90	0.90		0.90		0.85		234,606	74
Class S
12-31-08	0.03	20.26	(39.90)	1.15	1.15	†	1.15	†	0.78	†	6,604	77
12-31-07	0.15	33.75	7.00	1.15	1.15		1.15		0.56		13,719	88
12-31-06	0.06	31.68	16.57	1.15	1.15		1.15		1.19		6,795	171
12-31-05	0.13	27.24	1.25	1.15	1.15		1.15		0.18		277	95
12-31-04	0.08	27.04	12.63	1.15	1.15		1.15		0.62		445	74
ING UBS U.S. Large Cap Equity Portfolio
Class ADV
12-31-08	0.13	6.12	(40.07)	1.35	1.35	†	1.33	†	0.92	†	6,041	65
12-31-07	0.07	10.40	0.65	1.35	1.35		1.34		0.52		10,494	48
12-31-06	0.07	10.40	14.05	1.35	1.35		1.34		0.58		4,033	39
12-31-05	0.06	9.19	8.67	1.35	1.35		1.35		0.37		426	51
12-31-04	0.03	8.52	14.21	1.35	1.35		1.35		0.73		48	140
Class I
12-31-08	0.22	6.20	(39.76)	0.85	0.85	†	0.83	†	1.43	†	235,657	65
12-31-07	0.08	10.61	1.18	0.85	0.85		0.84		1.02		365,084	48
12-31-06	0.08	10.56	14.51	0.85	0.85		0.84		0.99		355,204	39
12-31-05	0.08	9.30	9.38	0.85	0.85		0.85		0.92		270,692	51
12-31-04	0.06	8.58	14.76	0.85	0.85		0.85		1.22		267,249	140
Class S
12-31-08	0.16	6.15	(40.00)	1.10	1.10	†	1.08	†	1.13	†	19,357	65
12-31-07	0.07	10.48	0.93	1.10	1.10		1.09		0.75		45,303	48
12-31-06	0.07	10.45	14.32	1.10	1.10		1.09		0.79		28,207	39
12-31-05	0.07	9.21	8.99	1.10	1.10		1.10		0.64		9,667	51
12-31-04	0.06	8.52	14.59	1.10	1.10		1.10		1.06		2,356	140

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Van Kampen Comstock Portfolio
Class ADV
12-31-08	12.34	0.17	•	(4.47)	(4.30)	0.30	0.65	—
12-31-07	13.17	0.17	•	(0.48)	(0.31)	0.16	0.36	—
12-31-06	12.08	0.18	•	1.62	1.80	0.09	0.62	—
12-31-05	12.22	0.13	•	0.24	0.37	0.04	0.47	—
12-31-04	10.55	0.08		1.64	1.72	—	0.05	—
Class I
12-31-08	12.55	0.23		(4.55)	(4.32)	0.46	0.65	—
12-31-07	13.37	0.24		(0.49)	(0.25)	0.21	0.36	—
12-31-06	12.22	0.24	•	1.66	1.90	0.13	0.62	—
12-31-05	12.33	0.19	•	0.24	0.43	0.08	0.46	—
12-31-04	10.60	0.12		1.66	1.78	—	0.05	—
Class S
12-31-08	12.49	0.21		(4.53)	(4.32)	0.40	0.65	—
12-31-07	13.30	0.21		(0.49)	(0.28)	0.17	0.36	—
12-31-06	12.16	0.21	•	1.64	1.85	0.09	0.62	—
12-31-05	12.29	0.16	•	0.24	0.40	0.07	0.46	—
12-31-04	10.58	0.09		1.67	1.76	—	0.05	—
ING Van Kampen Equity and Income Portfolio
Class ADV
12-31-08	37.09	0.71	•	(9.08)	(8.37)	1.37	1.91	—
12-31-07	37.82	0.74	•	0.41	1.15	0.78	1.10	—
12-31-06	35.55	0.72	•	3.43	4.15	0.59	1.29	—
12-31-05	33.11	0.53	•	1.95	2.48	0.01	0.03	—
12-31-04	30.07	0.15		2.96	3.11	0.07	—	—
Class I
12-31-08	37.76	1.03		(9.38)	(8.35)	1.75	1.91	—
12-31-07	38.47	0.95	•	0.41	1.36	0.97	1.10	—
12-31-06	36.09	0.92	•	3.48	4.40	0.73	1.29	—
12-31-05	33.47	0.73	•	1.95	2.68	0.03	0.03	—
12-31-04	30.35	0.14		3.15	3.29	0.17	—	—
Class S
12-31-08	37.50	0.79	•	(9.16)	(8.37)	1.64	1.91	—
12-31-07	38.24	0.83	•	0.42	1.25	0.89	1.10	—
12-31-06	35.93	0.82	•	3.47	4.29	0.69	1.29	—
12-31-05	33.37	0.63	•	1.96	2.59	—	0.03	—
12-31-04	30.27	0.17		3.03	3.20	0.10	—	—

				Ratios to average net assets				Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Van Kampen Comstock Portfolio
Class ADV
12-31-08	0.95	7.09	(36.64)	1.35	1.31	1.31	1.66	13,778	47
12-31-07	0.52	12.34	(2.51)	1.35	1.34	1.34	1.27	40,111	26
12-31-06	0.71	13.17	15.57	1.38	1.34	1.34	1.42	37,431	27
12-31-05	0.51	12.08	3.20	1.45	1.37	1.37	1.06	25,455	27
12-31-04	0.05	12.22	16.41	1.40	1.40	1.40	0.86	12,569	30
Class I
12-31-08	1.11	7.12	(36.36)	0.85	0.81	0.81	2.20	357,863	47
12-31-07	0.57	12.55	(2.04)	0.85	0.84	0.84	1.78	608,951	26
12-31-06	0.75	13.37	16.19	0.88	0.84	0.84	1.91	634,470	27
12-31-05	0.54	12.22	3.74	0.95	0.87	0.87	1.57	133,987	27
12-31-04	0.05	12.33	16.90	0.90	0.90	0.90	1.40	70,308	30
Class S
12-31-08	1.05	7.12	(36.48)	1.10	1.06	1.06	1.95	197,126	47
12-31-07	0.53	12.49	(2.28)	1.10	1.09	1.09	1.52	342,155	26
12-31-06	0.71	13.30	15.86	1.13	1.09	1.09	1.67	358,431	27
12-31-05	0.53	12.16	3.47	1.20	1.12	1.12	1.31	537,092	27
12-31-04	0.05	12.29	16.74	1.15	1.15	1.15	1.15	317,797	30
ING Van Kampen Equity and Income Portfolio
Class ADV
12-31-08	3.28	25.44	(23.76)	1.07	1.07	1.07	2.21	10,334	111
12-31-07	1.88	37.09	3.06	1.07	1.07	1.07	1.92	14,242	89
12-31-06	1.88	37.82	12.12	1.07	1.07	1.07	1.98	18,385	57
12-31-05	0.04	35.55	7.49	1.07	1.07	1.07	1.56	14,307	125
12-31-04	0.07	33.11	10.32	1.24	1.24	1.24	1.29	8,611	797
Class I
12-31-08	3.66	25.75	(23.38)	0.57	0.57	0.57	2.70	516,378	111
12-31-07	2.07	37.76	3.56	0.57	0.57	0.57	2.42	811,810	89
12-31-06	2.02	38.47	12.67	0.57	0.57	0.57	2.49	925,305	57
12-31-05	0.06	36.09	8.02	0.57	0.57	0.57	2.10	847,997	125
12-31-04	0.17	33.47	10.86	0.74	0.74	0.74	1.88	551,489	797
Class S
12-31-08	3.55	25.58	(23.56)	0.82	0.82	0.82	2.49	193,142	111
12-31-07	1.99	37.50	3.29	0.82	0.82	0.82	2.16	133,013	89
12-31-06	1.98	38.24	12.40	0.82	0.82	0.82	2.25	88,409	57
12-31-05	0.03	35.93	7.77	0.82	0.82	0.82	1.84	59,793	125
12-31-04	0.10	33.37	10.62	0.99	0.99	0.99	0.99	34,477	797

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

(a)  In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

(b)  Includes impact of interest expense on inverse floaters.

(c)  There was no impact on total return by the affiliate payment in Note 18.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act" or "Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series (each, a "Portfolio" and collectively, the "Portfolios"), each of which has its own investment objective, policies and restrictions. The Fund serves as an investment option in underlying variable insurance products offered by Directed Services LLC ("DSL" or the "Investment Adviser").

The Fund currently consists of thirty-six Portfolios of which nineteen diversified Portfolios and one non-diversified Portfolio are included in this report. The Portfolios are: ING American Century Large Company Value Portfolio ("American Century Large Company Value"); ING American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"); ING Baron Asset Portfolio ("Baron Asset"); ING Baron Small Cap Growth Portfolio ("Baron Small Cap Growth"); ING Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"); ING Davis New York Venture Portfolio ("Davis New York Venture") formerly, ING Davis Venture Value Portfolio; ING JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"); ING Legg Mason Partners Aggressive Growth Portfolio ("Legg Mason Partners Aggressive Growth"); ING Neuberger Berman Partners Portfolio ("Neuberger Berman Partners"); ING Oppenheimer Global Portfolio ("Oppenheimer Global"); ING Oppenheimer Strategic Income Portfolio ("Oppenheimer Strategic Income"); ING PIMCO Total Return Portfolio ("PIMCO Total Return"); ING Pioneer High Yield Portfolio ("Pioneer High Yield"); ING T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"); ING T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"); ING Templeton Foreign Equity Portfolio ("Templeton Foreign Equity"); ING Thornburg Value Portfolio ("Thornburg Value"); ING UBS U.S. Large Cap Equity Portfolio ("UBS U.S. Large Cap Equity"); ING Van Kampen Comstock Portfolio ("Van Kampen Comstock"); and ING Van Kampen Equity and Income Portfolio ("Van Kampen Equity and Income").

Davis New York Venture is classified as a "non-diversified" portfolio under the 1940 Act.

The following is a brief description of each Portfolio's investment objective:

• American Century Large Company Value seeks long-term capital growth, income is a secondary objective;

• American Century Small-Mid Cap Value seeks long-term capital growth, income is a secondary objective;

• Baron Asset seeks capital appreciation;

• Baron Small Cap Growth seeks capital appreciation;

• Columbia Small Cap Value II seeks long-term growth of capital;

• Davis New York Venture seeks long-term growth of capital;

• JPMorgan Mid Cap Value seeks growth from capital appreciation;

• Legg Mason Partners Aggressive Growth seeks long-term growth of capital;

• Neuberger Berman Partners seeks capital growth;

• Oppenheimer Global seeks capital appreciation;

• Oppenheimer Strategic Income seeks a high level of current income principally derived from interest on debt securities;

• PIMCO Total Return seeks maximum total return, consistent with capital preservation and prudent investment management;

• Pioneer High Yield seeks to maximize total return through income and capital appreciation;

• T. Rowe Price Diversified Mid Cap Growth seeks long-term capital appreciation;

• T. Rowe Price Growth Equity seeks long-term capital growth, and secondarily, increasing dividend income;

• Templeton Foreign Equity seeks long-term capital growth;

• Thornburg Value seeks capital appreciation;

• UBS U.S. Large Cap Equity seeks long-term growth of capital and future income;

• Van Kampen Comstock seeks capital growth and income; and

• Van Kampen Equity and Income seeks total return, consisting of long-term capital appreciation and current income.

The Fund offers three classes of shares, referred to as Adviser Class (Class "ADV"), Initial Class (Class "I") and Service Class (Class "S"). The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fee, if applicable. Class I shares are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary or where the qualified retirement plan has assets of $50 million or more. Class S and Class ADV shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Class I shares of each Portfolio will generally be entitled to exchange those shares at net asset value ("NAV") for Class I shares of other Portfolios that offer Class I shares. Shareholders of the Class ADV shares of each Portfolio will generally be entitled to exchange those shares at NAV for Class ADV shares of other Portfolios that offer Class ADV shares. Shareholders of the Class ADV shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class ADV shares after the exchange. Shareholders of Class S shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Class S shares of other Portfolios that offer Class S shares. Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, and to certain investment advisers and their affiliates.

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolios. ING Funds Distributor, LLC ("IFD" or the "Distributor") serves as the principal underwriter to the Portfolios. DSL and IFD are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank's core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep's Debt/Equity ratio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements", establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 133-1 and FASB Interpretation Number ("FIN") 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161." The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are subject to market, credit and counterparty risk occasionally in excess of the amount recognized in the Statements of Assets and Liabilities.

F.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

H.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

I.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

J.  Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.  Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

marketable. Disposing of illiquid investments may involve time consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

L.  When-Issued and Delayed-Delivery Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008, for which a Portfolio is seller of protection are disclosed in each Portfolio's Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps. A currency swap involves the agreement between counterparties to exchange two different currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks related to currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations.

Certain Portfolios are party to International Swap Dealers Association, Inc. Master Agreements ("ISDA Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Portfolios and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

P.  Structured Products. Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product.

Q.  Event-Linked Bonds. Oppenheimer Strategic Income invests in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the specific trigger event occurs prior to maturity of the event-linked bond, the Portfolio may lose all or a portion of its principal in addition to interest otherwise due from the bond. Event-linked bonds may expose the Portfolio to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Portfolio records the net change in the market value of the bonds on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the event-linked bond.

R.  Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or a substantially similar security at an agreed upon price and date. Reverse repurchase agreements are considered borrowings and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a gain for a Portfolio depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by a Portfolio. Reverse repurchase agreements, as a leveraging technique, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

S.  Sale Commitments. Sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, a Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, a Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

T.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2008, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

Portfolio	Purchases	Sales
American Century Large Company Value	$20,306,457	$109,612,618
American Century Small-Mid Cap Value	169,896,497	166,152,410
Baron Asset	7,447,751	26,092,144
Baron Small Cap Growth	257,603,065	157,103,310
Columbia Small Cap Value II	585,545,794	250,705,656
Davis New York Venture	267,456,009	72,574,926
JPMorgan Mid Cap Value	118,703,826	123,226,240
Legg Mason Partners Aggressive Growth	36,144,162	359,175,294
Neuberger Berman Partners	382,880,370	257,489,975
Oppenheimer Global	240,169,668	544,044,148

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

Portfolio	Purchases	Sales
Oppenheimer Strategic Income	$457,252,918	$309,532,992
PIMCO Total Return	619,895,300	525,232,002
Pioneer High Yield	207,419,512	58,497,243
T. Rowe Price Diversified Mid Cap Growth	230,201,223	354,324,229
T. Rowe Price Growth Equity	680,120,142	804,917,909
Templeton Foreign Equity	618,926,253	59,267,880
Thornburg Value	396,335,729	227,662,255
UBS U.S. Large Cap Equity	266,269,969	237,988,940
Van Kampen Comstock	374,307,552	393,185,112
Van Kampen Equity and Income	407,003,246	377,427,239

U.S. government securities not included above were as follows:

	Purchases	Sales
Oppenheimer Strategic Income	$261,191,481	$247,747,922
PIMCO Total Return	5,587,936,197	5,310,153,903
Van Kampen Equity And Income	524,878,715	584,133,323

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of each Portfolio's average daily net assets during the month:

Portfolio	Fee
American Century Large Company Value	0.80%
American Century Small-Mid Cap Value	1.00%
Baron Asset	0.95% on the first $2 billion
0.90% on the next $1 billion
0.85% on the next $1 billion
0.80% on assets over $4 billion
Baron Small Cap Growth	0.85% on the first $4 billion
0.80% on assets over $4 billion
Columbia Small Cap Value II	0.75%
Davis New York Venture	0.80%
JPMorgan Mid Cap Value	0.75%
Legg Mason Partners Aggressive Growth	0.70% on the first $500 million
0.65% on assets over $500 million
Neuberger Berman Partners	0.60%
Oppenheimer Global	0.60% on the first $11 billion
0.58% on the next $4 billion
0.56% on assets over $15 billion
Oppenheimer Strategic Income	0.50% on the first $6.5 billion
0.475% on the next $5 billion
0.45% on the next $5 billion
0.43% on assets over $16.5 billion
PIMCO Total Return	0.50%

Portfolio	Fee
Pioneer High Yield	0.60% on the first $5 billion
0.50% on the next $2 billion
0.40% on the next $2 billion
0.30% on assets over $9 billion
T. Rowe Price Diversified Mid Cap Growth	0.64%
T. Rowe Price Growth Equity	0.60%
Templeton Foreign Equity	0.80% on the first $500 million
0.75% on assets over $500 million
Thornburg Value	0.65%
UBS U.S. Large Cap Equity	0.70% on the first $500 million
0.65% on assets over $500 million
Van Kampen Comstock	0.60%
Van Kampen Equity and Income	0.55%

DSL has contractually agreed to waive a portion of the advisory fee for American Century Small-Mid Cap Value, Columbia Small Cap Value II(1), PIMCO Total Return, T. Rowe Price Growth Equity and Van Kampen Comstock.

Waiver = 50% x (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2008, DSL waived $66,417, $—, $30,979, $71,722 and $83,545 for American Century Small-Mid Cap Value, Columbia Small Cap Value II(1), PIMCO Total Return, T. Rowe Price Growth Equity and Van Kampen Comstock, respectively.

These waivers (except, PIMCO Total Return) will continue through at least May 1, 2010. For PIMCO Total Return, the waiver will continue through April 1, 2010. There is no guarantee that the waivers will continue after said dates. The waiver only renews at the election of DSL.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2008, the Investment Adviser for American Century Large Company Value, American Century Small-Mid Cap Value, Baron Small Cap Growth, Columbia Small Cap Value II, JPMorgan Mid Cap Value, Legg Mason Partners Aggressive Growth, Oppenheimer Global, Oppenheimer Strategic Income, Pioneer High Yield, Thornburg Value and UBS U.S. Large Cap Equity waived $160, $525, $9,944, $2,168,

(1) Effective August 29, 2008, the sub-advisory fee for Columbia Small Cap Value II was reduced, with a corresponding reduction to a portion of the advisory fee.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

$1,306, $6,425, $5,293, $13,559, $3,917, $5,004 and $949 of such management fees, respectively. These fees are not subject to recoupment.

Effective January 1, 2008, Oppenheimer Strategic Income may invest its assets in Oppenheimer Master Loan Fund. Oppenheimer Strategic Income's purchase of shares of Oppenheimer Master Loan Fund will result in Oppenheimer Strategic Income paying a proportionate share of the expenses of Oppenheimer Master Loan Fund. DSL will waive its fee in an amount equal to the advisory fee received by the adviser of the Oppenheimer Master Loan Fund resulting from the Oppenheimer Strategic Income's investment into the Oppenheimer Master Loan Fund. For the year ended December 31, 2008, the Investment Adviser waived $39,693 of such management fees. These fees are not subject to recoupment.

American Century Investment Management, Inc. serves as sub-adviser to American Century Large Company Value and American Century Small-Mid Cap Value. BAMCO, Inc. serves as sub-adviser to Baron Asset and Baron Small Cap Growth. Columbia Management Advisors, LLC serves as sub-adviser to Columbia Small Cap Value II. Davis Selected Advisers, L.P. serves as sub-adviser to Davis New York Venture. J.P. Morgan Investment Management Inc. serves as sub-adviser to JPMorgan Mid Cap Value. ClearBridge Advisors, LLC serves as sub-adviser to Legg Mason Partners Aggressive Growth. Neuberger Berman Management LLC serves as sub-adviser to Neuberger Berman Partners. OppenheimerFunds, Inc. serves as sub-adviser to Oppenheimer Global and Oppenheimer Strategic Income. Pacific Investment Management Company LLC serves as sub-adviser to PIMCO Total Return. Pioneer Investment Management, Inc. serves as sub-adviser to Pioneer High Yield. T. Rowe Price Associates, Inc. serves as sub-adviser to T. Rowe Price Diversified Mid Cap Growth and T. Rowe Price Growth Equity. Templeton Investment Counsel, LLC serves as sub-adviser to Templeton Foreign Equity. Thornburg Investment Management, Inc. serves as sub-adviser to Thornburg Value. UBS Global Asset Management (Americas) Inc. serves as sub-adviser to UBS U.S. Large Cap Equity. Morgan Stanley Investment Management Inc., d/b/a Van Kampen, serves as sub-adviser to Van Kampen Comstock and Van Kampen Equity and Income.

Under an Administrative Services Agreement, ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the following Portfolios' operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each of the following Portfolios a fee at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Fee
Baron Asset	0.10%
Columbia Small Cap Value II	0.10%
Neuberger Berman Partners	0.10%
Pioneer High Yield	0.10%
Templeton Foreign Equity	0.10%

In addition to providing all administrative services necessary for the Portfolios' operations, the administrator also assumes all ordinary recurring direct costs of the Portfolios below, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, the Administrator receives a monthly fee from each Portfolio below at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Fee
American Century Large Company Value	0.20%
American Century Small-Mid Cap Value	0.25%
Baron Small Cap Growth	0.23%
Davis New York Venture	0.10%
JPMorgan Mid Cap Value	0.25%
Legg Mason Partners Aggressive Growth	0.13%
Oppenheimer Global	0.06%
Oppenheimer Strategic Income	0.04%
PIMCO Total Return	0.25% on the first $250 million
0.10% on next $100 million
0.05% on next $100 million
0.03% on assets over $450 million
T. Rowe Price Diversified Mid Cap Growth	0.02%
T. Rowe Price Growth Equity	0.15%
Thornburg Value	0.25%
UBS U.S. Large Cap Equity	0.15%
Van Kampen Comstock	0.25% on the first $1.1 billion
0.20% on assets over $1.1 billion
Van Kampen Equity and Income	0.02%

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the ADV Class shares of each Portfolio. The Plan provides for a distribution fee, payable to the Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares.

Class S and ADV Class of shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Class S and ADV Class which shall not exceed an annual rate of 0.25% of the average daily net

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

assets of each of the Class S and ADV Class. Effective May 1, 2008, the Distributor has voluntarily agreed to waive all or a portion of the services fees for Oppenheimer Strategic Income, so that total net operating expenses for ADV Class shares do not exceed 1.00% and for Class S shares do not exceed 0.75%, through May 1, 2009. Effective January 1, 2007, the Distributor has contractually agreed to waive all or a portion of service fee for the Neuberger Berman Partners so that total net operating expenses do not exceed 0.89% for the Portfolio's respective Class S shares through April 30, 2009. Effective July 27, 2007, the Distributor has contractually agreed to waive all or a portion of the service fee for Baron Small Cap Growth so that net total expenses do not exceed 1.31% for Class S through July 27, 2009.

Fees paid to the Distributor and Shareholder Organizations by class during the year ended December 31, 2008 are shown in the accompanying Statements of Operations.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2008, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Note 4):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
American Century Large Company Value	$10,197	$2,563	$2,495	$—	$15,255
American Century Small-Mid Cap Value	54,935	14,885	9,260	—	79,080
Baron Asset	5,127	540	1,334	3,906	10,907
Baron Small Cap Growth	299,144	81,799	62,690	—	443,633
Columbia Small Cap Value II	221,224	29,574	29,501	—	280,299
Davis New York Venture	228,458	28,557	45,209	—	302,224
JPMorgan Mid Cap Value	101,020	33,799	20,567	—	155,386
Legg Mason Partners Aggressive Growth	311,785	58,451	18,701	—	388,937
Neuberger Berman Partners	153,106	25,517	11,019	—	189,642
Oppenheimer Global	637,988	63,946	48,081	—	750,015
Oppenheimer Strategic Income	225,380	18,392	21,749	—	265,521
PIMCO Total Return	202,696	66,476	57,343	—	326,515
Pioneer High Yield	121,595	20,541	744	—	142,880
T. Rowe Price Diversified Mid Cap Growth	265,126	8,283	8,115	—	281,524

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
T. Rowe Price Growth Equity	$425,921	$106,287	$34,494	$—	$566,702
Templeton Foreign Equity	372,877	46,893	36,943	71,653	528,366
Thornburg Value	138,134	53,582	2,268	—	193,984
UBS U.S. Large Cap Equity	148,406	31,844	6,433	—	186,683
Van Kampen Comstock	290,292	122,584	45,678	—	458,554
Van Kampen Equity and Income	325,568	11,838	43,708	—	381,114

At December 31, 2008, all shares of the Portfolios were owned by 1) separate accounts of DSL and its insurance company affiliates for the benefit of variable contract policyholders 2) ING National Trust, an indirect, wholly-owned subsidiary of ING Groep, as trustee or custodian of qualified pension and retirement plans that invest in the Portfolios directly and 3) DSL in connection with seed capital contributions made to the Portfolios.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The following Portfolio placed a portion of its portfolio transactions with brokerage firms that are affiliates of the Investment Adviser. The commissions paid to these affiliated firms were:

Portfolio	Affiliated Brokers	Commissions Paid
Oppenheimer Global	ING Baring LLC	$10,448
T. Rowe Price Growth Equity	ING Baring LLC	5,978
Templeton Foreign Equity	ING Baring LLC	3,237

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2008, the Portfolios did not have any expenses included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATIONS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with certain of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

extraordinary expenses, and acquired fund fees and expenses to the following annual expenses to average daily net assets:

Portfolio	Class ADV	Class I	Class S
American Century Small-Mid Cap Value	1.52%	1.02%	1.27%
Baron Asset	1.55%	1.05%	1.30%
Columbia Small Cap Value II	1.65%	1.15%	1.40%
Neuberger Berman Partners	1.17%	0.67%	0.92	%(1)
Pioneer High Yield(2)	1.21%	0.71%	0.96%
Templeton Foreign Equity	1.48%	0.98%	1.23%

(1) Please see Note 5 for more information on Class S expenses.

(2) Prior to September 6, 2008, the expense limits for Pioneer High Yield were 1.25%, 0.75% and 1.00% for Classes ADV, I and S, respectively.

The Expense Limitation Agreement is contractual and shall renew automatically unless DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

Effective January 1, 2008, pursuant to a side agreement, DSL implemented expense limits for American Century Large Company Value and Van Kampen Comstock through at least December 31, 2009 to the following annual expenses to average daily net assets:

Portfolio	Class ADV	Class I	Class S
American Century Large Company Value	1.40%	0.90%	1.15%
Van Kampen Comstock	1.31%	0.81%	1.06%

If, after December 31, 2009, DSL elects not to renew the side agreement, the Portfolios will no longer have an expense limitation. There is no guarantee that these side agreements will continue after that date. The side agreement will only renew if DSL elects to renew it. Any fees waived pursuant to the side agreements shall not be eligible for recoupment.

The Investment Adviser may, at a later date, recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

At December 31, 2008, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2009	2010	2011	Total
American Century Small-Mid Cap Value	$—	$168,652	$137,295	$305,947
Baron Asset	42,786	23,737	15,002	81,525
Neuberger Berman Partners	144,882	272,418	316,846	734,146
Pioneer High Yield	55,492	2,872	13,292	71,656

NOTE 9 — WRITTEN OPTIONS

Transactions in written options for Oppenheimer Strategic Income for the year ended December 31, 2008 were as follows:

	EURGBP Notional	JPYZAR Notional	Notional	Notional	Premium
Balance at 12/31/07	1,300,000	620,000	405,000,000	—	$61,354
Options Written	132,310,000	22,390,000	8,878,000,000	24,030,000	3,088,229
Options Terminated in Closing Purchase Transactions	—	—	—	(7,945,000)	(13,836)
Options Expired	(67,940,000)	(11,620,000)	(4,883,000,000)	(16,085,000)	(1,612,430)
Options Exercised	(64,080,000)	(11,390,000)	(4,400,000,000)	—	(1,498,069)
Balance at 12/31/08	1,590,000	—	—	—	$25,248

Transactions in written options for PIMCO Total Return for the year ended December 31, 2008 were as follows:

	USD Notional	Premium
Balance at 12/31/07	127,900,000	$1,535,620
Options Written	58,800,000	1,488,958
Options Terminated in Closing Purchase Transactions	(95,800,000)	(1,271,548)
Options Exercised	(50,300,000)	(702,272)
Balance at 12/31/08	40,600,000	$1,050,758

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 9 — WRITTEN OPTIONS (continued)

	Number of Contracts	Premium
Balance at 12/31/07	128	$86,625
Options Written	1,429	1,258,214
Options Expired	(1,107)	(1,052,342)
Options Exercised	(248)	(196,368)
Balance at 12/31/08	202	$96,129
12/31/08 Balance of Premiums Received for Written Options:		$1,146,887

NOTE 10 — COMMITMENTS

For the year ended December 31, 2008, Oppenheimer Strategic Income had the following unfunded loan commitment pursuant to the terms of the following loan agreement:

Deutsche Bank AG, London — Government of Peru CRPAO Pass-Through Notes, Peru 8.375% due 05/30/16 + 2.750%, due 04/30/25.

The unrealized appreciation on this commitment of $275,749 as of December 31, 2008 is reported as such on the Statements of Assets and Liabilities.

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
American Century Large Company Value
Class ADV
12-31-08	121,203	—	219,003	(555,574)	(215,368)	1,060,645	—	1,433,923	(6,990,882)	(4,496,314)
12-31-07	101,881	—	53,635	(154,324)	1,192	1,594,897	—	792,188	(2,421,442)	(34,357)
Class I
12-31-08	1,393,251	—	608,180	(8,022,921)	(6,021,490)	17,994,242	—	3,963,479	(106,626,609)	(84,668,888)
12-31-07	4,303,882	—	473,964	(2,704,777)	2,073,069	67,969,486	—	7,081,018	(43,828,890)	31,221,614
Class S
12-31-08	308,649	—	939,696	(770,520)	477,825	2,788,794	—	6,224,997	(6,793,693)	2,220,098
12-31-07	316,328	—	111,515	(678,972)	(251,129)	5,162,715	—	1,672,720	(10,736,208)	(3,900,773)
12-31-07	3,359,481	—	259,773	(1,313,484)	2,305,770	37,262,805	—	2,774,380	(14,501,828)	25,535,357
American Century Small-Mid Cap Value
Class ADV
12-31-08	244,761	—	145,573	(397,903)	(7,569)	2,346,479	—	1,413,510	(3,632,070)	127,919
12-31-07	346,990	—	146,289	(342,064)	151,215	4,528,867	—	1,717,436	(4,422,963)	1,823,340
Class I
12-31-08	1,110,123	—	591,430	(943,452)	758,101	10,790,779	—	5,855,155	(8,956,298)	7,689,636
12-31-07	982,507	—	516,649	(932,848)	566,308	12,652,037	—	6,168,790	(12,246,025)	6,574,802
Class S
12-31-08	882,652	—	495,520	(656,575)	721,597	7,876,903	—	4,885,832	(6,333,884)	6,428,851
12-31-07	440,146	—	496,309	(940,661)	(4,206)	5,871,061	—	5,901,111	(12,487,848)	(715,676)
Baron Asset
Class ADV
12-31-08	12,332	—	4,362	(71,248)	(54,554)	124,065	—	45,628	(662,921)	(493,228)
12-31-07	15,944	—	—	(15,089)	855	189,749	—	—	(177,363)	12,386
Class I
12-31-08	377,300	—	—	(2,248,823)	(1,871,523)	4,163,855	—	—	(24,816,513)	(20,652,658)
12-31-07	1,781,105	—	—	(163,523)	1,617,582	20,939,377	—	—	(1,962,537)	18,976,840
Class S
12-31-08	219,475	—	5,836	(150,603)	74,708	1,994,830	—	61,397	(1,371,853)	684,374
12-31-07	465,622	—	—	(102,632)	362,990	5,472,816	—	—	(1,227,829)	4,244,987

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Baron Small Cap Growth
Class ADV
12-31-08	397,158	—	79,940	(841,579)	(364,481)	6,175,457	—	1,313,418	(11,723,504)	(4,234,629)
12-31-07	711,825	—	—	(701,331)	10,494	13,622,077	—	—	(13,679,041)	(56,964)
Class I
12-31-08	3,813,598	—	329,828	(1,689,206)	2,454,220	62,091,764	—	5,600,475	(27,202,199)	40,490,040
12-31-07	3,368,711	—	—	(1,231,779)	2,136,932	66,286,573	—	—	(24,071,737)	42,214,836
Class S
12-31-08	7,894,590	—	728,622	(3,647,513)	4,975,699	122,777,963	—	12,175,271	(57,623,767)	77,329,467
12-31-07	8,289,274	—	—	(3,250,673)	5,038,601	161,237,158	—	—	(63,025,191)	98,211,967
Columbia Small Cap Value II
Class ADV
12-31-08	41,049	—	578	(7,846)	33,781	373,105	—	5,763	(59,067)	319,801
12-31-07	39,601	—	21	(8,057)	31,565	428,184	—	225	(89,746)	338,663
Class I
12-31-08	36,084,309	—	316,138	(7,953,025)	28,447,422	339,574,146	—	3,183,516	(75,352,517)	267,405,145
12-31-07	4,014,136	—	1,998	(690,399)	3,325,735	43,132,497	—	20,983	(7,333,930)	35,819,550
Class S
12-31-08	11,978,992	—	175,318	(5,565,993)	6,588,317	108,906,883	—	1,760,191	(46,629,903)	64,037,171
12-31-07	10,171,761	—	14,318	(2,227,183)	7,958,896	109,142,124	—	149,906	(23,593,613)	85,698,417
Davis New York Venture
Class ADV
12-31-08	114,443	—	6,224	(158,424)	(37,757)	1,905,163	—	106,992	(2,620,880)	(608,725)
12-31-07	211,403	—	1,730	(385,091)	(171,958)	4,263,560	—	34,332	(7,968,705)	(3,670,813)
Class I
12-31-08	7,658,549	—	206,288	(1,932,731)	5,932,106	140,457,166	—	3,628,600	(31,072,811)	113,012,955
12-31-07	2,886,372	—	28,904	(982,438)	1,932,838	59,326,898	—	587,619	(20,596,940)	39,317,577
Class S
12-31-08	7,384,368	—	257,764	(1,455,736)	6,186,396	123,528,695	—	4,487,670	(24,751,463)	103,264,902
12-31-07	5,928,191	—	60,068	(1,478,561)	4,509,698	121,720,731	—	1,210,365	(30,145,810)	92,785,286
JPMorgan Mid Cap Value
Class ADV
12-31-08	233,973	—	167,820	(528,206)	(126,413)	2,818,266	—	2,094,109	(6,758,039)	(1,845,664)
12-31-07	497,189	—	90,575	(366,173)	221,591	8,263,787	—	1,425,650	(5,893,439)	3,795,998
Class I
12-31-08	1,415,114	—	1,028,339	(3,047,177)	(603,724)	18,324,420	—	12,774,371	(42,353,433)	(11,254,642)
12-31-07	3,088,269	—	500,338	(2,074,434)	1,514,173	51,757,122	—	7,990,400	(34,003,961)	25,743,561
Class S
12-31-08	3,672,159	—	830,299	(1,773,988)	2,728,470	42,493,553	—	10,241,502	(20,412,900)	32,322,155
12-31-07	1,016,458	—	330,524	(1,259,703)	87,279	16,968,561	—	5,252,024	(20,654,782)	1,565,803
Legg Mason Partners Aggressive Growth
Class ADV
12-31-08	37,387	—	—	(86,938)	(49,551)	1,459,048	—	—	(3,546,924)	(2,087,876)
12-31-07	63,611	—	—	(62,671)	940	3,084,206	—	—	(3,062,798)	21,408
Class I
12-31-08	3,677,458	—	—	(10,997,957)	(7,320,499)	150,351,175	—	—	(471,514,308)	(321,163,133)
12-31-07	6,005,976	—	—	(6,698,908)	(692,932)	297,998,788	—	—	(336,570,469)	(38,571,681)
Class S
12-31-08	171,483	—	—	(735,941)	(564,458)	6,654,149	—	—	(30,160,588)	(23,506,439)
12-31-07	505,175	—	—	(786,710)	(281,535)	24,932,471	—	—	(38,708,227)	(13,775,756)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Neuberger Berman Partners
Class ADV
12-31-08	206	—	—	(954)	(748)	1,326	—	—	(9,803)	(8,477)
12-31-07	1,477	—	27	(555)	949	16,502	—	287	(6,050)	10,739
Class I
12-31-08	36,746,468	—	100,874	(26,786,689)	10,060,653	318,985,437	—	961,325	(168,969,705)	150,977,057
12-31-07	6,939,602	—	1,180,757	(5,336,876)	2,783,483	77,846,499	—	12,693,141	(60,909,432)	29,630,208
Class S
12-31-08	775,046	—	—	(3,191,431)	(2,416,385)	6,192,407	—	—	(28,644,526)	(22,452,119)
12-31-07	721,744	—	782,530	(4,190,016)	(2,685,742)	8,223,802	—	8,388,718	(47,082,717)	(30,470,197)
Oppenheimer Global
Class ADV
12-31-08	795,215	—	558,488	(2,800,638)	(1,446,935)	10,762,643	—	7,215,659	(34,927,968)	(16,949,666)
12-31-07	1,854,454	—	326,733	(1,971,448)	209,739	31,658,965	—	5,348,617	(32,972,048)	4,035,534
Class I
12-31-08	1,846,364	—	13,003,215	(26,659,479)	(11,809,900)	23,795,381	—	172,812,725	(358,886,330)	(162,278,224)
12-31-07	1,530,215	—	7,421,542	(24,241,211)	(15,289,454)	26,007,458	—	124,830,332	(418,073,150)	(267,235,360)
Class S
12-31-08	4,554,571	—	1,752,953	(2,622,039)	3,685,485	60,851,402	—	22,700,738	(31,264,563)	52,287,577
12-31-07	6,197,564	—	627,341	(1,581,234)	5,243,671	104,709,292	—	10,307,206	(26,570,489)	88,446,009
Oppenheimer Strategic Income
Class ADV
12-31-08	845,440	—	111,608	(943,898)	13,150	9,308,482	—	1,177,465	(9,568,124)	917,823
12-31-07	2,141,421	—	108,257	(1,270,661)	979,017	23,394,127	—	1,147,519	(14,018,615)	10,523,031
Class I
12-31-08	18,956,144	—	2,815,119	(8,226,487)	13,544,776	210,674,987	—	29,896,568	(83,775,594)	156,795,961
12-31-07	9,622,685	—	1,551,993	(7,443,050)	3,731,628	106,503,556	—	16,544,242	(82,768,717)	40,279,081
Class S
12-31-08	4,854,766	—	470,930	(2,886,503)	2,439,193	49,965,727	—	5,005,984	(29,903,047)	25,068,664
PIMCO Total Return
Class ADV
12-31-08	2,189,404	—	246,925	(1,214,446)	1,221,883	25,363,072	—	2,701,362	(13,568,021)	14,496,413
12-31-07	1,565,518	—	87,360	(1,107,027)	545,851	17,518,400	—	947,855	(12,352,811)	6,113,444
Class I
12-31-08	9,444,338	—	1,415,839	(14,057,403)	(3,197,226)	110,583,007	—	15,701,659	(167,743,461)	(41,458,795)
12-31-07	10,130,841	—	874,500	(3,012,294)	7,993,047	114,568,437	—	9,593,260	(34,005,280)	90,156,417
Class S
12-31-08	8,596,922	—	948,870	(2,479,979)	7,065,813	98,568,010	—	10,466,039	(27,155,260)	81,878,789
12-31-07	2,761,334	—	320,343	(1,096,037)	1,985,640	31,324,525	—	3,498,142	(12,333,433)	22,489,234
Pioneer High Yield
Class ADV
12-31-08	88,572	—	11,051	(80,538)	19,085	807,700	—	95,745	(744,930)	158,515
12-31-07	106,724	—	4,762	(61,790)	49,696	1,114,967	—	49,541	(642,402)	522,106
Class I
12-31-08	27,498,668	7,029,582	2,143,399	(4,095,057)	32,576,592	206,064,923	64,846,767	17,315,751	(34,016,546)	254,210,895
12-31-07	4,373,553	—	615,591	(6,478,867)	(1,489,723)	45,648,012	—	6,424,994	(68,037,070)	(15,964,064)
Class S
12-31-08	84,859	—	40,966	(368,757)	(242,932)	758,474	—	359,482	(3,364,907)	(2,246,951)
12-31-07	139,291	—	42,674	(416,873)	(234,908)	1,461,022	—	445,292	(4,370,009)	(2,463,695)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12-31-08	588,083	—	609,102	(2,136,736)	(939,551)	4,401,116	—	4,409,896	(15,541,126)	(6,730,114)
12-31-07	909,722	—	441,110	(2,298,671)	(947,839)	8,574,224	—	3,939,115	(21,756,841)	(9,243,502)
Class I
12-31-08	1,658,904	—	16,799,345	(16,936,117)	1,522,132	13,139,034	—	125,104,463	(126,725,097)	11,518,400
12-31-07	1,022,088	—	10,024,090	(22,226,680)	(11,180,502)	9,701,757	—	92,221,632	(215,580,871)	(113,657,482)
Class S
12-31-08	697,265	—	274,677	(404,118)	567,824	5,202,617	—	2,027,473	(3,004,279)	4,225,811
12-31-07	659,974	—	133,510	(482,616)	310,868	6,505,784	—	1,209,603	(4,459,886)	3,255,501

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Growth Equity
Class ADV
12-31-08	275,733	—	130,482	(577,130)	(170,915)	13,468,718	—	6,481,061	(26,303,864)	(6,354,085)
12-31-07	436,142	—	85,861	(630,547)	(108,544)	26,571,606	—	5,052,924	(38,729,774)	(7,105,244)
Class I
12-31-08	3,853,277	—	1,935,283	(6,270,345)	(481,785)	186,275,920	—	94,785,805	(334,372,493)	(53,310,768)
12-31-07	4,286,947	—	1,145,875	(3,548,185)	1,884,637	265,645,399	—	68,523,314	(218,818,550)	115,350,163
Class S
12-31-08	1,039,030	—	161,732	(701,081)	499,681	51,097,037	—	7,943,638	(35,737,491)	23,303,184
12-31-07	1,516,329	—	66,327	(562,225)	1,020,431	94,265,100	—	3,936,497	(34,757,350)	63,444,247
Templeton Foreign Equity
Class ADV
12-31-08	122,339	1,222,612	34,187	(177,286)	1,201,852	1,376,832	16,008,831	267,904	(1,778,876)	15,874,691
12-31-07	1	—	—	(3)	(2)	10	—	—	(42)	(32)
Class I
12-31-08	30,171,909	22,602,000	1,710,873	(6,045,425)	48,439,357	364,040,785	296,004,090	13,346,515	(61,366,888)	612,024,502
12-31-07	2,842,901	—	47,303	(378,132)	2,512,072	39,542,642	—	648,519	(4,802,215)	35,388,946
Class S
12-31-08	4,709,983	13,317,799	615,916	(6,850,387)	11,793,311	53,848,091	173,913,232	4,749,346	(76,691,315)	155,819,354
12-31-07	9,869,197	—	145,910	(3,353,116)	6,661,991	130,735,493	—	1,996,683	(44,087,563)	88,644,613
Thornburg Value
Class ADV
12-31-08	39,236	—	269	(51,015)	(11,510)	1,134,245	—	7,643	(1,368,320)	(226,432)
12-31-07	127,102	—	287	(23,054)	104,335	4,315,405	—	9,561	(774,103)	3,550,863
Class I
12-31-08	7,551,952	—	62,575	(1,400,904)	6,213,623	223,258,840	—	1,812,798	(37,750,042)	187,321,596
12-31-07	1,345,326	—	24,972	(850,590)	519,708	46,207,864	—	845,816	(28,670,588)	18,383,092
Class S
12-31-08	103,872	—	414	(184,841)	(80,555)	3,074,844	—	11,937	(5,285,983)	(2,199,202)
12-31-07	550,984	—	2,271	(361,252)	192,003	17,979,268	—	76,409	(12,362,045)	5,693,632
UBS U.S. Large Cap Equity
Class ADV
12-31-08	216,432	—	18,163	(255,949)	(21,354)	1,955,043	—	128,584	(2,205,483)	(121,856)
12-31-07	476,545	294,433	6,331	(156,393)	620,916	5,153,428	3,082,920	67,611	(1,679,350)	6,624,609
Class I
12-31-08	10,523,270	—	1,162,037	(8,058,435)	3,626,872	97,219,896	—	8,396,878	(69,547,957)	36,068,817
12-31-07	8,396,965	77	246,377	(7,873,477)	769,942	91,879,112	820	2,678,126	(85,893,516)	8,664,542
Class S
12-31-08	630,399	—	72,280	(1,880,619)	(1,177,940)	6,023,743	—	512,862	(16,392,335)	(9,855,730)
12-31-07	809,896	3,166,308	31,898	(2,384,412)	1,623,690	8,644,845	33,300,483	342,587	(25,772,531)	16,515,384
Van Kampen Comstock
Class ADV
12-31-08	176,933	—	231,389	(1,716,160)	(1,307,838)	1,783,310	—	2,206,919	(17,177,558)	(13,187,329)
12-31-07	888,697	—	131,003	(610,607)	409,093	11,900,015	—	1,682,082	(7,995,106)	5,586,991
Class I
12-31-08	18,766,093	—	5,977,915	(23,045,144)	1,698,864	192,399,550	—	56,029,504	(216,840,058)	31,588,996
12-31-07	19,609,336	—	2,158,453	(20,695,922)	1,071,867	264,513,052	—	28,124,641	(277,927,077)	14,710,616
Class S
12-31-08	2,734,823	—	2,899,219	(5,345,107)	288,935	26,037,914	—	27,088,244	(54,641,212)	(1,515,054)
12-31-07	3,020,733	—	1,095,898	(3,668,044)	448,587	40,377,616	—	14,235,714	(48,796,628)	5,816,702

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Van Kampen Equity and Income
Class ADV
12-31-08	73,375	—	42,347	(93,527)	22,195	2,375,976	—	1,267,987	(2,994,279)	649,684
12-31-07	121,956	—	21,389	(245,462)	(102,117)	4,741,908	—	792,474	(9,625,953)	(4,091,571)
Class I
12-31-08	315,609	—	2,312,353	(4,073,005)	(1,445,043)	10,189,467	—	69,883,615	(134,228,563)	(54,155,481)
12-31-07	280,649	—	1,214,960	(4,050,329)	(2,554,720)	11,031,962	—	45,743,256	(157,940,915)	(101,165,697)
Class S
12-31-08	2,092,189	2,267,584	778,614	(1,134,667)	4,003,720	65,528,450	82,425,445	23,282,236	(35,653,974)	135,582,157
12-31-07	1,583,978	—	135,760	(485,219)	1,234,519	61,243,253	—	5,081,486	(18,905,193)	47,419,546

NOTE 12 — ILLIQUID SECURITIES

Portfolio	Security	Notional/ Principal Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments	Value	Percent of Net Assets
American Century Small-Mid Cap Value	Aspen Insurance Holdings Ltd.	33,900	01/16/07	$1,610,026	$1,423,800	1.9%
	D & E Communications, Inc.	11,500	09/10/08	94,799	77,050	0.1%
	Entertainment Properties	5,300	10/16/08	95,843	93,810	0.1%
	Hawkins, Inc.	8,878	01/17/08	133,444	135,745	0.2%
	HFF, Inc.	12,000	11/02/07	75,263	29,400	0.0%
	Highland Distressed Opportunities, Inc.	21,500	02/21/07	288,100	46,225	0.1%
	Intellon Corp.	30,743	09/02/08	112,453	77,165	0.1%
	Lawson Products	3,500	05/07/08	83,557	79,975	0.1%
	Lexington Realty Trust	3,400	01/17/08	118,701	54,502	0.1%
	Medquist, Inc.	6,409	09/05/08	20,824	13,138	0.0%
	Mercer Insurance Group, Inc.	10,342	09/26/08	153,007	130,723	0.2%
	Midwest Banc Holdings, Inc.	8,800	12/05/07	207,427	112,112	0.1%
	National Retail Properties	12,800	02/10/06	297,746	211,200	0.3%
	Odyssey Re Holdings Corp.	6,031	02/21/08	139,923	112,780	0.2%
	PS Business Parks, Inc.	11,815	02/21/08	275,995	218,341	0.3%
	Schiff Nutrition International, Inc.	21,900	01/30/08	126,513	130,743	0.2%
	Ulticom, Inc.	87,018	12/07/05	763,547	443,792	0.6%
	Utah Medical Products, Inc.	7,143	01/30/08	207,944	156,789	0.2%
	Value Line, Inc.	2,931	10/07/08	93,295	101,178	0.1%
	Village Super Market	2,800	04/14/08	127,715	160,692	0.2%
	Weyco Group, Inc.	4,400	03/14/08	123,102	145,420	0.2%
	Young Innovations, Inc.	32,965	05/10/07	739,067	507,661	0.7%
				$5,888,291	$4,462,241	6.0%
Davis New York Venture	Sino-Forest Corp., 5.000%, due 08/01/13	649,000	07/17/08	$649,000	$464,035	0.1%
				$649,000	$464,035	0.1%
JPMorgan Mid Cap Value	OneBeacon Insurance Group Ltd.	163,500	11/08/06	$3,575,579	$1,706,940	1.0%
				$3,575,579	$1,706,940	1.0%
Oppenheimer Global	Dish TV India Ltd.	1,757,913	12/06/04	$1,914,064	$727,654	0.1%
				$1,914,064	$727,654	0.1%
Oppenheimer Strategic Income	Americredit Prime Automobile Receivables, 5.620%, due 09/08/14	221,000	06/05/08	$171,378	$164,645	0.0%
	Arco Capital Corp. Ltd	144,498	02/27/07	2,167,470	144,498	0.0%
	Barclays Bank PLC — Custom Basket of African Currencies Unsecured Linked Nts., 10.250%, 05/07/09	520,000	04/23/08	520,185	452,920	0.1%
	Barclays Bank PLC — Custom Basket of African Currencies Unsecured Linked Nts., 10.250%, 05/15/09	520,000	04/24/08	520,193	454,792	0.1%
	Bear Stearns Adjustable Rate Mortgage Trust, 4.404%, due 05/25/34	927,173	04/14/08	867,121	633,235	0.1%
	Citigroup Funding Inc. — Brazil T-Bond Unsecured Credit Linked Nts., 9.762%, 01/03/17	1,250,000	08/06/08	680,120	450,936	0.1%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Notional/ Principal Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments	Value	Percent of Net Assets
Oppenheimer Strategic Income (continued)	Citigroup Funding Inc. — Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	361,000,000	07/18/08	$366,246	$313,271	0.1%
	Citigroup Funding Inc. — Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	132,000,000	07/31/08	135,900	114,548	0.0%
	Citigroup Funding Inc. — Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	207,000,000	08/08/08	216,122	179,632	0.0%
	Citigroup Funding Inc. — Dominican Republic T-Bond Unsecured Credit Linked Nts., 12%, 02/22/11	3,770,000	05/07/08	105,413	86,691	0.0%
	Citigroup Funding Inc. — Nigeria Unsecured Credit Linked Nts (linked to Nigerian Treasury Bonds), 14.500%, 03/01/11	96,000,000	02/24/06	749,902	699,295	0.1%
	Citigroup Mortgage Loan Trust, Inc., 4.951%, due 05/25/35	713,633	04/15/08	666,719	494,962	0.1%
	Citigroup Mortgage Loan Trust, Inc., 5.500%, due 03/25/36	744,024	04/28/08	525,939	219,809	0.0%
	Citigroup Mortgage Loan Trust, Inc., 5.591%, due 03/25/36	673,491	04/28/08	476,053	192,554	0.0%
	Cloverie PLC — Series 2005-93 Secured Credit Linked Nts., 3-month USD-LIBOR +4.250%, 12/20/10	400,000	12/06/05	400,000	255,720	0.1%
	Coriolanus Limited — Argentine Republic Credit Linked Nts., one-month USD-LIBOR + 3.000%, 12/22/11	325,000	12/08/08	325,000	325,000	0.1%
	Coriolanus Limited — Coriolanus Limited Pass-Through Emerging Markets Portfolio Credit Linked Nts., 10.620%, 09/10/10	500,000	08/02/07	500,000	32,750	0.0%
	Coriolanus Limited — JSC Halyk Bank of Kazakhstan Credit Linked Nts., 7.250%, 03/25/09	630,000	12/08/08	630,000	623,700	0.1%
	Countrywide Alternative Loan Trust, 6.000%, due 02/25/37	2,450,270	04/01/08	2,042,952	1,173,655	0.2%
	Countrywide Home Loan Mortgage Pass-through Trust, 5.471%, due 01/25/36	227,867	03/28/08	148,063	70,489	0.0%
	Countrywide Home Loan Mortgage Pass-through Trust, 5.616%, due 06/25/47	484,809	03/04/08	446,835	295,476	0.1%
	Countrywide Home Loan Mortgage Pass-through Trust, 5.930%, due 09/25/47	689,472	03/31/08	481,155	200,578	0.0%
	Countrywide Home Loan Mortgage Pass-through Trust, 6.001%, due 09/25/37	179,481	03/31/08	125,252	52,758	0.0%
	Countrywide Home Loan Mortgage Pass-through Trust, 6.086%, due 09/25/47	624,624	04/11/08	440,619	521,539	0.1%
	Countrywide Home Loan Mortgage Pass-through Trust, 6.201%, due 09/25/37	443,488	03/31/08	309,492	132,704	0.0%
	Countrywide Home Loan Mortgage Pass-through Trust, 6.232%, due 11/25/37	140,272	04/11/08	99,202	36,296	0.0%
	Countrywide Home Loan Mortgage Pass-through Trust, 6.388%, due 11/25/37	146,829	04/11/08	103,839	38,393	0.0%
	Credit and Repackaged Securities Limited ("CARS") — Republic of Colombia COP-Linked Medium Term Credit Linked Nts., 10.476%, 02/08/37	13,368,000,000	01/18/07	347,521	87,393	0.0%
	Credit and Repackaged Securities Limited ("CARS") — Republic of Turkey Medium Term Credit Linked Nts., 14.802%, 03/29/17	4,540,000	03/08/07	1,008,593	638,865	0.1%
	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 8.400%, due 02/09/16	1,050,000	07/20/06	1,008,167	157,500	0.0%
	Credit Suisse First Boston, Nassau — Ukraine Government International Bonds Series EMG 27 Credit Linked Nts., 11.940%, 12/30/09	4,600,000	11/02/05	944,507	422,319	0.1%
	Credit Suisse First Boston, Nassau — Ukraine Series EMG 13 Credit Linked Nts., 11.940%, 12/30/09	400,000	03/04/05	78,379	36,723	0.0%
	Credit Suisse First Boston, Nassau — Ukraine Series NPC 12 Credit Linked Nts., 11.940%, 12/30/09	1,440,000	04/27/05	298,089	132,204	0.0%
	Credit Suisse International — Moitk Total Return Linked Nts., 8.990%, 03/26/11	12,330,000	03/27/07	474,436	130,831	0.0%
	Credit Suisse International — Moscoblgaz-Finans RUR Total Return Linked Nts., 9.250%, 06/24/12	21,800,000	06/26/07	846,976	289,144	0.1%
	Credit Suisse International — Oreniz Total Return Linked Nts., 9.240%, 02/21/12	24,380,000	02/27/07	936,407	323,363	0.1%
	Credit Suisse International — Russian Railways Total Return Linked Bonds, 6.670%, 01/22/09	10,610,000	12/19/06	403,069	334,312	0.1%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Notional/ Principal Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments	Value	Percent of Net Assets
Oppenheimer Strategic Income (continued)	Credit Suisse International — SPETSSTROY-2 Credit Linked Fully Funded Total Return Linked Nts., 9.250%, 5/20/10	19,450,000	05/24/07	$751,322	$51,595	0.0%
	Credit Suisse International — Vietnam Shipbuilding Industry Group Total Return Credit Linked Nts., 10.500%, 01/19/17	3,048,000,000	02/06/07	201,143	106,348	0.0%
	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.971%, due 01/27/37	279,078	05/29/08	199,785	82,677	0.0%
	Deutsche Bank AG, London — Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.090%, 01/05/11	2,200,634	05/25/06	196,336	147,784	0.0%
	Deutsche Bank AG, London — Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.520%, 01/05/11	1,438,126	06/30/06	126,805	96,578	0.0%
	Deutsche Bank AG, London — Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.650%, 01/05/11	1,438,336	06/01/06	127,768	96,592	0.0%
	Deutsche Bank AG, London — TMM SA Credit Linked Nts., 6.000%, 09/07/12	457,170	09/01/06	457,170	251,444	0.1%
	Dresdner Bank AG, London — Lukoil Credit Linked Nts., 7.100%, 12/12/11	7,890,000	12/14/06	299,762	191,727	0.0%
	Eirles Two Limited 335 — Floating Rate Credit Linked Nts., 6-month USD-LIBOR +1.650%,04/30/12	900,000	09/17/07	899,370	313,920	0.1%
	Eirles Two Ltd. 324 — Floating Rate Credit Linked Nts., 6-month USD-LIBOR +3.200%, 04/30/12	900,000	04/17/07	901,964	349,740	0.1%
	Emblem Finance Co. Limited — Kingdom of Swaziland Floating Rate Credit Linked Nts., 3-month USD-LIBOR +4.000%, 06/20/10	505,000	05/10/05	505,000	534,492	0.1%
	GSR Mortgage Loan Trust, 5.826%, due 03/25/37	541,752	01/08/08	545,475	296,072	0.1%
	Hallertau SPC 2007-01- Republic of Philippines Credit Linked Nts., 6-month USD-LIBOR +2.050%, 12/20/17	3,000,000	12/13/07	3,000,000	2,185,500	0.4%
	Hallertau SPC 2008-2A — Doux Frangosul S.A. ARGO Avicola Credit Linked Nts., 9.264%, 09/17/13	3,140,000	10/23/08	3,219,769	3,179,878	0.6%
	Hallertau SPC, Series 2008-1, Certificado de Direitos Creditorios do Agronegocio/Frigorifico Margen Ltda. Credit Linked Nts., 9.888%, 08/02/10	2,532,671	04/18/08	1,301,341	220,251	0.0%
	ICE EM CLO, 4.795%, due 08/15/22	1,110,000	11/06/07	974,147	499,500	0.1%
	ICE EM CLO, 8.095%, due 08/15/22	930,000	06/08/07	930,000	216,132	0.0%
	Johor Corp., 1.000%, due 07/31/12	1,920,000	04/06/05	516,366	566,012	0.1%
	JPMorgan Chase Bank N.A, London. — Brazil Unsecured Credit Linked Nts., 12.184%, 01/02/15	12,716,000	09/15/05	3,342,095	2,498,097	0.5%
	JPMorgan Chase Bank N.A. — COP and Colombia Credit Linked Nts., 10.190%, 01/05/16	6,500,000,000	12/06/06	1,453,900	1,399,972	0.3%
	JPMorgan Chase Bank N.A. — COP and Colombia Credit Linked Nts., 10.218%, 10/31/16	2,663,000,000	10/18/06	536,151	526,186	0.1%
	JPMorgan Chase Bank N.A. — COP and Colombia Credit Linked Nts., 10.218%, 10/31/16	2,674,000,000	10/16/06	536,094	528,359	0.1%
	JPMorgan Chase Bank N.A. — PEN and Peru Credit Linked Nts., 8.115%, 09/02/15	1,360,000	08/03/05	268,258	231,843	0.0%
	JPMorgan Chase Bank N.A., London — Brazil NTN-B Credit Linked Nts., Rate Linked to Inflation, 05/16/45	405,000	02/10/06	231,974	259,968	0.1%
	JPMorgan Chase Bank, N.A., Singapore — Indonesia Credit Linked Nts., 12.800%, 06/17/21	4,190,000,000	07/15/06	467,677	402,701	0.1%
	JPMorgan Mortgage Trust, 5.298%, due 07/25/35	1,015,179	03/27/08	937,400	783,300	0.2%
	JPMorgan Mortgage Trust, 6.009%, due 05/25/37	314,369	04/24/08	228,777	59,007	0.0%
	JSC Astana Finance, 9.160%, due 03/14/12	1,500,000	02/09/07	1,500,000	694,489	0.1%
	LatAm Walker Cayman Trust Series 2006-102 — COP and Colombia Credit Linked Nts., 10.000%, 11/17/16	392,000,000	10/20/06	167,521	163,297	0.0%
	Lehman Brothers Holdings, Inc., 7.500%, due 05/11/38	755,000	09/10/08	549,207	76	0.0%
	MicroAccess Trust 2007 — MicroFinance Institutional Loans, Credit Linked Nts., 7.550%, 5/24/12	1,307,692	06/20/07	1,322,190	1,181,108	0.2%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Notional/ Principal Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments	Value	Percent of Net Assets
Oppenheimer Strategic Income (continued)	Morgan Stanley — Brazil Sr. Unsecured Credit Linked Nts., 14.400%, 08/04/16	2,049,837	08/02/06	$940,366	$667,516	0.1%
	Morgan Stanley — Brazilian Real and Credit Linked Nts., 12.551%, 01/05/22	6,135,000	01/04/07	606,209	60,508	0.0%
	Morgan Stanley — PEN Denominated Credit Linked Nts., 6.250%, 03/23/17	832,000	07/10/07	257,088	161,126	0.0%
	Morgan Stanley — The State Road Administration of Ukraine (Republic of ) Credit Linked Nts., 6-month USD-LIBOR +2.67%, 10/15/17	200,000	02/04/08	200,000	50,000	0.0%
	Morgan Stanley — The State Road Administration of Ukraine/Republic of Ukraine Credit Linked Nts., 6-month USD-LIBOR +1.80%, 10/15/17	1,200,000	11/02/07	1,200,000	300,000	0.1%
	Morgan Stanley — United Mexican States Credit Linked Nts., 6-month USD LIBOR +1.130%, 11/20/15	900,000	11/03/05	900,000	810,000	0.2%
	Morgan Stanley & Co. International Ltd. — Red Arrow International Leasing PLC Total Return Linked Nts., 8.375%, 07/06/12	5,859,618	03/24/06	211,720	155,438	0.0%
	Morgan Stanley Capital Services Inc. — WTI Trading Limited Total Return Linked Nts., 15.000%, 03/08/12	954,155	04/24/06	956,789	586,424	0.1%
	Morgan Stanley Capital Services Inc. — WTI Trading Limited Total Return Linked Nts., 15.000%, 03/08/12	1,272,553	04/24/08	1,265,666	786,819	0.2%
	Reforma BLN-Backed I — Class 1B Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	414,000	06/12/08	39,913	29,895	0.0%
	Reforma BLN-Backed I — Class 1C Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	690,000	08/12/08	67,897	49,825	0.0%
	Reforma BLN-Backed I — Class 2B Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	345,571	06/12/08	33,316	24,954	0.0%
	Reforma BLN-Backed I — Class 2C Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	5,210,380	06/18/08	505,487	376,241	0.1%
	Reforma BLN-Backed I — Class 2D Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	379,725	07/08/08	36,812	27,420	0.0%
	Reforma BLN-Backed I — Class 2E Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	275,878	07/15/08	26,789	19,921	0.0%
	Reforma BLN-Backed I — Class 2F Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	176,189	08/08/08	17,344	12,723	0.0%
	Reforma BLN-Backed I — Class 2G Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	32,447	08/22/08	3,200	2,343	0.0%
	Reforma BLN-Backed I — Class 1A -Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	2,070,000	12/27/07	190,240	149,475	0.0%
	Reforma BLN-Backed I — Class 2A Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	197,523	05/21/08	19,044	14,263	0.0%
	Residential Funding Mortgage Securities I, 5.764%, due 07/27/37	507,619	04/03/08	359,147	131,698	0.0%
	Salisbury Intl. Investments Ltd. — Series 2006-003 Tranche E, Secured Credit Linked Nts., 3-month USD-LIBOR +4.150%, 07/22/11	300,000	07/12/06	300,000	127,770	0.0%
	Start CLO Ltd., 19.193%, due 06/07/11	320,000	11/29/06	310,035	211,200	0.1%
	Structured Asset Mortgage Investments, Inc., 1.081%, due 09/19/32	112,109	06/12/08	—	31,084	0.0%
	Suntrust Adjustable Rate Mortgage Loan Trust, 5.660%, due 06/25/37	666,288	06/06/08	630,347	448,637	0.1%
	Taganka Car Loan Finance PLC, 4.739%, due 11/14/13	115,214	10/17/06	115,214	103,693	0.0%
	TransCapitalInvest Ltd for OJSC AK Transneft, 5.670%, due 03/05/14	110,000	12/23/08	72,640	71,313	0.0%
	UBS AG, Jersey — Ghana (Republic of) Credit Linked Nts., 14.470%, 12/28/11	263,055	12/22/06	288,522	109,215	0.0%
	Vega Capital LTD. — Class D Catastrophe Linked Nts., 0.000%, 06/24/11, 0.001%, due 06/24/11	701,000	06/10/08	701,000	718,525	0.1%
	Washington Mutual Mortgage Pass-through Certificates, 3.096%, due 11/25/46	262,038	06/10/08	199,089	97,121	0.0%
	Washington Mutual Mortgage Pass-through Certificates, 4.375%, due 04/25/47	182,085	06/04/08	132,738	60,088	0.0%
	Washington Mutual Mortgage Pass-through Certificates, 5.606%, due 12/25/36	268,105	05/30/08	189,338	79,358	0.0%
	Washington Mutual Mortgage Pass-through Certificates, 5.706%, due 02/25/37	222,432	05/29/08	142,915	57,334	0.0%
	Washington Mutual Mortgage Pass-through Certificates, 5.752%, due 11/25/36	104,385	06/19/08	74,439	29,556	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Notional/ Principal Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments	Value	Percent of Net Assets
Oppenheimer Strategic Income (continued)	Wells Fargo Mortgage-Backed Securities Trust, 4.818%, due 07/25/36	162,338	05/05/08	$124,276	$45,370	0.0%
	Wells Fargo Mortgage-Backed Securities Trust, 5.557%, due 07/25/36	590,316	05/05/08	451,912	161,730	0.0%
	Wells Fargo Mortgage-Backed Securities Trust, 5.628%, due 07/25/36	406,320	05/05/08	311,055	112,662	0.0%
				$59,142,628	$35,909,390	6.4%
PIMCO Total Return	Credit Suisse Mortgage Capital Certificates, 1.425%, due 10/15/21	2,392,546	10/29/08	$1,959,385	$1,565,432	0.3%
	Currency Options
	Call Option OTC — Credit Suisse, London USD vs JPY Strike @ 104 (JPY) — Exp 03/17/10	3,000,000	03/20/07	127,785	22,398	0.0%
	Put Option OTC — Credit Suisse, London USD vs JPY Strike @ 104 (JPY) — Exp 03/17/10	3,000,000	03/20/07	127,785	497,064	0.1%
	Fixed Income Options
	Put Option OTC — Merrill Lynch Government Securities Inc. FNMA 6.000% 30-Year January TBA Strike @ $81.250-Exp 01/06/09	81,100,000	10/08/08	9,352	—	0.0%
	Put Option OTC — Credit Suisse International FNMA 6.000% 30-Year February TBA Strike @ $68.000 — Exp 02/05/09	54,000,000	12/03/08	6,328	—	0.0%
	Put Option OTC — Credit Suisse International FNMA 5.500% 30-Year January TBA Strike @ $73.000 — Exp 01/06/09	100,000,000	10/06/08	11,375	—	0.0%
	Interest Rate Swaptions
	Call Swaption OTC — Merrill Lynch Capital Services, Inc. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 3.450% — Exp 08/03/09	4,900,000	04/15/08	54,880	162,548	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 3.850% — Exp 08/03/09	17,900,000	04/29/08	189,293	728,336	0.2%
	Credit Default Swaps
	CDX.NA.HY.10 Index, pay 5.000%	2,400,000	07/16/08	157,751	373,175	0.1%
	CDX.NA.IG.9 Index (30-100% Tranche), receive 0.548%	680,599	07/22/08	—	1,612	0.0%
	CDX.NA.IG.9 Index, pay 0.800%	1,073,600	12/11/08	98,180	60,025	0.0%
	CVS Corp. 5.750%, 08/15/11, pay 0.235%	2,800,000	10/19/06	—	58,851	0.0%
	Federative Republic of Brazil 12.250%, 03/06/30, receive 3.350%	1,000,000	12/15/08	—	10,193	0.0%
	General Electric Capital Corp. 5.625%, 09/15/17, receive 4.325%	300,000	11/06/08	—	8,169	0.0%
	General Electric Capital Corp. 5.625%, 09/15/17, receive 4.700%	600,000	11/24/08	—	25,562	0.0%
	iTraxx Europe HiVol Series 6 Version 1 Index, pay 0.850%	4,500,000	12/14/06	(42,024)	865,972	0.2%
	Noble Corp. 5.875%, 06/01/13, pay 0.520%	1,000,000	04/27/07	—	48,012	0.0%
	Interest Rate Swaps
	Receive a fixed rate equal to 1.948% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London	1,000,000	03/15/07	370	26,288	0.0%
	Receive a fixed rate equal to 1.950% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC	300,000	03/29/07	—	6,931	0.0%
	Receive a fixed rate equal to 1.955% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC	300,000	03/26/07	—	7,109	0.0%
	Receive a fixed rate equal to 1.960% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London	200,000	04/03/07	—	5,033	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Notional/ Principal Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments	Value	Percent of Net Assets
PIMCO Total
Return
(continued)	Receive a fixed rate equal to 1.960% and pay a
	floating rate based on France CPI Ex Tobacco
	Index (FRCPXTOB) Counterparty: Goldman Sachs
	Capital Markets, L.P.	300,000	03/28/07	$—	$9,006	0.0%
	Receive a fixed rate equal to 1.980% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London	300,000	04/10/07	—	7,437	0.0%
	Receive a fixed rate equal to 0.710% and pay a floating rate based on 2 Year USD Mid-Market Swap Spread Counterparty: BNP Paribas	2,000,000	02/06/08	848	4,339	0.0%
	Receive a fixed rate equal to 0.763% and pay a floating rate based on 5 Year USD Mid-Market Swap Spread Counterparty: BNP Paribas	3,900,000	02/12/08	858	38,878	0.0%
				$2,702,166	$4,532,370	0.9%
Templeton Foreign Equity	Rolls-Royce Group PLC — Class C	42,136,380	01/05/06	$121,152	$60,582	0.0%
				$121,152	$60,582	0.0%

NOTE 13 — REORGANIZATIONS

On September 7, 2008, Pioneer High Yield, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING VP High Yield Bond Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 11 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolios	Acquired Portfolios	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforward (000's)	Acquired Portfolio Unrealized Appreciation/ (Depreciation) (000's)	Conversion Ratio
Pioneer	ING VP High
High Yield	Yield Bond Portfolio	$64,847	$153,339	$(11,172)	$(4,398)	0.28

The net assets of Pioneer High Yield after the acquisition were $218,185,642.

On April 27, 2008, Van Kampen Equity and Income and Templeton Foreign Equity, as listed below ("Acquiring Portfolios"), acquired the assets and certain liabilities of ING UBS U.S. Allocation Portfolio and ING JPMorgan International Portfolio, also listed below ("Acquired Portfolios"), respectively, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 11 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolios	Acquired Portfolios	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation/ (Depreciation) (000's)	Conversion Ratio
Van Kampen	ING UBS U.S.
Equity and	Allocation
Income	Portfolio	$82,425	$895,993	$—	$(1,836)	0.22
Templeton Foreign Equity	ING JPMorgan International Portfolio	485,926	469,316	—	33,005	0.58

The net assets of Van Kampen Equity and Income and Templeton Foreign Equity after the acquisitions were $978,418,126 and $955,242,378, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 13 — REORGANIZATIONS (continued)

On January 13, 2007, UBS U.S. Large Cap Equity, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Goldman Sachs Structured Equity Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 11 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (Depreciation) (000's)	Conversion Ratio
UBS U.S. Large	ING Goldman Sachs
Cap Equity	Structured Equity
	Portfolio
Class I	Class I	$1	$359,756	$—	$—	0.89
Class S	Class S	33,300	29,312	—	4,276	0.91
Class ADV	Class ADV	3,083	4,235	—	(237)	0.89
		$36,384	$393,303	$—	$4,039

The net assets of UBS U.S. Large Cap Equity after the acquisition were $429,687,347.

NOTE 14 — CONCENTRATION OF RISKS

Non-Diversified. Certain Portfolios are each classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers may cause the Portfolios' share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Portfolio may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Portfolio. Foreign investments may also subject a Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Portfolio investments.

Emerging Markets Risk. Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

High-Yield, Lower-Grade Debt Securities Risk. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 14 — CONCENTRATION OF RISKS (continued)

securities, and determination of their value may involve elements of judgment.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that a Portfolio's adviser or sub-adviser might imperfectly judge the market's direction.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the period ended December 31, 2008, Oppenheimer Strategic Income and PIMCO Total Return had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI's affiliates were unable to fulfill their commitments and, in certain cases, Oppenheimer Strategic Income and PIMCO Total Return may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Portfolios relating to these events is immaterial.

NOTE 15 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund ("BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Portfolios agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Portfolios' continued lending of securities. The recorded value of each Portfolio's investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2008, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received*
American Century Large Company Value	$53,682	$50,811
American Century Small-Mid Cap Value	3,616,563	3,598,795
JPMorgan Mid Cap Value	13,147,685	13,247,554
Oppenheimer Global	118,751,371	132,214,332
Oppenheimer Strategic Income	14,877,978	15,242,603
PIMCO Total Return	19,932,705	20,332,470
T. Rowe Price Diversified Mid Cap Growth	40,917,865	41,021,680
T. Rowe Price Growth Equity	5,267,973	5,150,389
Thornburg Value	13,072,926	15,093,475
UBS U.S. Large Cap Equity	3,438,514	3,487,032
Van Kampen Comstock	5,762,234	5,891,520

* Cash Collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolios' Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
American Century Large Company Value	$—	$(2,957)	$2,957
American Century Small-Mid Cap Value	2,076	(124,388)	122,312
Baron Asset	(91,691)	90,444	1,247

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Baron Small Cap Growth	$(2,778,476)	$2,676,528	$101,948
Columbia Small Cap Value II	—	(142,932)	142,932
Davis New York Venture	—	(42,680)	42,680
JPMorgan Mid Cap Value	—	(178,678)	178,678
Legg Mason Partners Aggressive Growth	(604,380)	604,380	—
Neuberger Berman Partners	—	(45,555)	45,555
Oppenheimer Global	—	(5,167,474)	5,167,474
Oppenheimer Strategic Income	—	(17,896,645)	17,896,645
PIMCO Total Return	—	8,263,750	(8,263,750)
Pioneer High Yield	(2,692,967)	16,989	2,675,978
T. Rowe Price Diversified Mid Cap Growth	—	(9,555)	9,555
T. Rowe Price Growth Equity	(8,868)	(913,811)	922,679
Templeton Foreign Equity	(144,297)	1,300,121	(1,155,824)
Thornburg Value	—	(132,489)	132,489
Van Kampen Comstock	—	(8,377)	8,377
Van Kampen Equity and Income	—	(17,453)	17,453

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2008			Year Ended December 31, 2007
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains
American Century Large Company Value	$3,193,911	$8,428,488	$—	$2,664,402	$6,881,524
American Century Small-Mid Cap Value	9,053,365	3,101,132	—	9,409,419	4,377,918
Baron Asset	—	146,044	—	—	—
Baron Small Cap Growth	—	19,089,164	—	—	—
Columbia Small Cap Value II	2,896,771	2,052,699	—	171,114	—
Davis New York Venture	4,561,240	3,662,022	—	1,736,952	95,364
JPMorgan Mid Cap Value	5,228,811	19,881,171	—	4,101,685	10,566,389
Neuberger Berman Partners	961,325	—	—	3,748,694	17,333,506
Oppenheimer Global	46,091,386	156,637,736	—	53,603,497	86,882,658
Oppenheimer Strategic Income	33,804,028	2,275,989	—	20,466,141	—
PIMCO Total Return	24,536,591	4,332,469	—	14,039,257	—
Pioneer High Yield	17,062,041	708,937	—	6,921,120	—
T. Rowe Price Diversified Mid Cap Growth	28,290,755	103,251,077	—	19,205,474	78,164,876
T. Rowe Price Growth Equity	23,172,886	84,672,583	1,365,035	18,410,547	59,102,188
Templeton Foreign Equity	18,363,765	—	—	1,867,499	903,924
Thornburg Value	1,832,378	—	—	931,786	—
UBS U.S. Large Cap Equity	9,038,324	—	—	3,088,324	—
Van Kampen Comstock	40,591,710	44,732,957	—	17,879,359	26,163,078
Van Kampen Equity and Income	51,853,055	42,580,783	—	32,047,391	19,569,825

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2008 were:

	Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Appreciation/ (Depreciation)	Post-October Unrealized Loss Deferred	Post-October Capital Loss Deferred	Currency Loss Carryforwards	Capital Expiration Dates
American Century Large Company Value	$47,911	$—	$(7,881,243)	$—	$—	$(10,063,131)	2016
American Century Small-Mid Cap Value	1,600,924	—	(26,620,021)	(4,137,037)	(9,513)	(8,321,424)	2016
Baron Asset	—	—	(3,049,274)	(249,138)	—	(907,070)	2016
Baron Small Cap Growth	—	—	(26,970,115)	—	—	(141,956,587)	2016
Columbia Small Cap Value II	4,820,204	—	(122,839,918)	(19,127,212)	—	(23,211,785)	2016
Davis New York Venture	2,934,701	—	(156,682,103)	—	—	(23,366,240)	2016
JPMorgan Mid Cap Value	36,366	3,205,983	(69,703,330)	(6,566,905)	—	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Legg Mason Partners Aggressive Growth	$—	$—	(106,572,553)	$—	$—	$(174,127,804)	2010
Neuberger Berman Partners	2,672,458	—	(174,261,838)	(51,795,686)	(48,233)	(13,186,377)	2015
						(13,663,721)	2016
						$(26,850,098)
Oppenheimer Global	34,285,125	25,396,221	(432,661,893)	(20,981,756)	—	—	—
Oppenheimer Strategic Income	5,436,822	—	(91,582,751)	—	—	(13,747,841)	2016
PIMCO Total Return	33,475,906	11,780,452	(38,769,789)	—	—	—	—
Pioneer High Yield	—	—	(75,352,312)	—	—	(1,198,181)	2009
						(436,910)	2013
						(6,878,115)	2015
						(7,335,080)	2016
						$(15,848,286)*
T. Rowe Price Diversified Mid Cap Growth	216,631	—	(248,634,645)	—	—	(15,259,639)	2016
T. Rowe Price Growth Equity	—	—	(273,029,375)	—	—	(104,261,565)	2016
Templeton Foreign Equity	—	—	(299,226,049)	—	—	(33,953,300)	2016
Thornburg Value	3,486,313	—	(104,932,967)	—	—	(29,495,368)	2009
						(113,367,765)	2010
						(43,249,649)	2016
						$(186,112,782)
UBS U.S. Large Cap Equity	450,538	—	(120,338,515)	—	—	(34,168,348)	2010
						(39,939,281)	2016
						$(74,107,629)
Van Kampen Comstock	1,191,721	—	(223,180,919)	—	—	(127,209,086)	2016
Van Kampen Equity and Income	1,506,382	—	(108,471,999)	—	—	(67,673,250)	2016

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 18 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep N.V., including DSL (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING's internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds. The net aggregate settlement amounts received by Pioneer High Yield on December 17, 2008 was $30,107.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 19 — SUBSEQUENT EVENTS

Subsequent to December 31, 2008, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Pioneer High Yield
Class ADV	$0.0679	February 2, 2009	Daily
Class I	$0.0709	February 2, 2009	Daily
Class S	$0.0695	February 2, 2009	Daily

Effective May 1, 2009, the name of "ING Columbia Small Cap Value II Portfolio" will be renamed to "ING Columbia Small Cap Value Portfolio."

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
LARGE COMPANY VALUE PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 95.6%
		Aerospace/Defense: 1.2%
3,900		Northrop Grumman Corp.	$175,656
			175,656
		Agriculture: 1.3%
5,900		Altria Group, Inc.	88,854
1,900		Lorillard, Inc.	107,065
			195,919
		Apparel: 0.7%
1,900		VF Corp.	104,063
			104,063
		Banks: 11.8%
19,500		Bank of America Corp.	274,560
5,300		Bank of New York Mellon Corp.	150,149
27,400	S	Citigroup, Inc.	183,854
1,600		Goldman Sachs Group, Inc.	135,024
14,600		JPMorgan Chase & Co.	460,338
5,300	S	Morgan Stanley	85,012
13,700		National City Corp.	24,797
5,000	S	US Bancorp.	125,050
12,400	S	Wells Fargo & Co.	365,552
			1,804,336
		Beverages: 2.4%
5,500		Coca-Cola Co.	248,985
5,400		Pepsi Bottling Group, Inc.	121,554
			370,539
		Biotechnology: 1.3%
3,400	@	Amgen, Inc.	196,350
			196,350
		Chemicals: 1.8%
5,600		EI Du Pont de Nemours & Co.	141,680
3,000		PPG Industries, Inc.	127,290
			268,970
		Commercial Services: 1.5%
6,100		H&R Block, Inc.	138,592
1,100		Robert Half International, Inc.	22,902
5,300		RR Donnelley & Sons Co.	71,974
			233,468
		Computers: 1.9%
3,800	S	Hewlett-Packard Co.	137,902
1,800		International Business Machines Corp.	151,488
			289,390
		Diversified Financial Services: 0.9%
4,000		Discover Financial Services	38,120
1,400		Legg Mason, Inc.	30,674
6,200		Merrill Lynch & Co., Inc.	72,168
			140,962
		Electric: 3.3%
4,600		Exelon Corp.	255,806
2,500	@,L	NRG Energy, Inc.	58,325
6,000		PPL Corp.	184,140
			498,271

Shares			Value
		Environmental Control: 0.7%
3,200		Waste Management, Inc.	$106,048
			106,048
		Food: 1.7%
4,800	S	Kroger Co.	126,768
5,400	@@,S	Unilever NV ADR	132,570
			259,338
		Forest Products & Paper: 0.7%
2,500		International Paper Co.	29,500
2,700		Weyerhaeuser Co.	82,647
			112,147
		Healthcare-Products: 3.7%
8,000	S	Johnson & Johnson	478,640
2,900		Medtronic, Inc.	91,118
			569,758
		Healthcare-Services: 0.6%
1,700		Quest Diagnostics	88,247
			88,247
		Household Products/Wares: 0.5%
2,400		Avery Dennison Corp.	78,552
			78,552
		Housewares: 0.5%
8,300		Newell Rubbermaid, Inc.	81,174
			81,174
		Insurance: 3.6%
5,400	S	Allstate Corp.	176,904
2,340		Loews Corp.	66,105
2,100		Torchmark Corp.	93,870
4,600		Travelers Cos., Inc.	207,920
			544,799
		Iron/Steel: 0.8%
2,700		Nucor Corp.	124,740
			124,740
		Machinery-Construction & Mining: 0.8%
2,900		Caterpillar, Inc.	129,543
			129,543
		Media: 2.9%
7,900		CBS Corp. - Class B	64,701
5,600	S	Gannett Co., Inc.	44,800
20,800		Time Warner, Inc.	209,248
6,400	@	Viacom - Class B	121,984
			440,733
		Miscellaneous Manufacturing: 6.5%
3,300		Dover Corp.	108,636
40,700	S	General Electric Co.	659,340
4,700	@@	Ingersoll-Rand Co.	81,545
2,100		Parker Hannifin Corp.	89,334
2,600	@@	Tyco International Ltd.	56,160
			995,015

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
LARGE COMPANY VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Office/Business Equipment: 0.8%
1,700		Pitney Bowes, Inc.	$43,316
10,200		Xerox Corp.	81,294
			124,610
		Oil & Gas: 17.9%
1,100		Apache Corp.	81,983
11,100	S	Chevron Corp.	821,067
8,700	S	ConocoPhillips	450,660
1,200		Devon Energy Corp.	78,852
11,100	S	ExxonMobil Corp.	886,113
900		Occidental Petroleum Corp.	53,991
7,000	@@,S	Royal Dutch Shell PLC ADR - Class A	370,580
			2,743,246
		Oil & Gas Services: 0.5%
3,100	@	National Oilwell Varco, Inc.	75,764
			75,764
		Pharmaceuticals: 8.4%
2,900	S	Abbott Laboratories	154,773
4,000		Eli Lilly & Co.	161,080
7,700		Merck & Co., Inc.	234,080
29,000		Pfizer, Inc.	513,590
6,000		Wyeth	225,060
			1,288,583
		Retail: 5.9%
3,100		Best Buy Co., Inc.	87,141
1,600		Darden Restaurants, Inc.	45,088
5,600	S	Gap, Inc.	74,984
5,300		Home Depot, Inc.	122,006
2,900	@	Kohl's Corp.	104,980
6,200		Staples, Inc.	111,104
3,700	@	Starbucks Corp.	35,002
4,700		Walgreen Co.	115,949
3,800		Wal-Mart Stores, Inc.	213,028
			909,282
		Semiconductors: 1.0%
4,800		Applied Materials, Inc.	48,624
5,000		Intel Corp.	73,300
2,200		Texas Instruments, Inc.	34,144
			156,068
		Software: 1.8%
1,700	@	Fiserv, Inc.	61,829
6,700		Microsoft Corp.	130,248
5,000	@	Oracle Corp.	88,650
			280,727
		Telecommunications: 8.2%
23,700	S	AT&T, Inc.	675,450
5,200	@	Cisco Systems, Inc.	84,760
1,800		Embarq Corp.	64,728
4,500		Motorola, Inc.	19,935
11,900		Sprint Nextel Corp.	21,777
11,400	S	Verizon Communications, Inc.	386,460
			1,253,110
Total Common Stock (Cost $21,082,132)			14,639,408

Shares		Value
REAL ESTATE INVESTMENT TRUSTS: 0.1%
	Shopping Centers: 0.1%
2,000	Developers Diversified Realty Corp.	$9,760
Total Real Estate Investment Trusts (Cost $60,551)		9,760
PREFERRED STOCK: 0.1%
	Diversified Financial Services: 0.1%
800	Legg Mason, Inc.	17,600
Total Preferred Stock (Cost $15,138)		17,600
Total Long-Term Investments (Cost $21,157,821)		14,666,768
SHORT-TERM INVESTMENTS: 4.5%
	Affiliated Mutual Fund: 4.2%
645,059	ING Institutional Prime Money Market Fund - Class I	645,059
Total Mutual Fund (Cost $645,059)		645,059

Principal Amount		Value
	Securities Lending Collateralcc: 0.3%
$50,811	Bank of New York Mellon Corp. Institutional Cash Reserves	43,990
Total Securities Lending Collateral (Cost $50,811)		43,990
Total Short-Term Investments (Cost $695,870)		689,049

Total Investments in Securities (Cost $21,853,691)*	100.3%	$15,355,817
Other Assets and Liabilities - Net	(0.3)	(42,463)
Net Assets	100.0%	$15,313,354

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $23,237,060.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$113,919
Gross Unrealized Depreciation	(7,995,162)
Net Unrealized Depreciation	$(7,881,243)

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
LARGE COMPANY VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$15,294,227	$(627)
Level 2 — Other Significant Observable Inputs	61,590	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$15,355,817	$(627)

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

ING American Century Large Company Value Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Depreciation
Long Contracts
S&P 500 E-Mini	12	03/20/09	$(627)
			$(627)

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 87.3%
		Aerospace/Defense: 1.1%
3,700		Curtiss-Wright Corp.	$123,543
2,100	@	Esterline Technologies Corp.	79,569
7,600		Kaman Corp.	137,788
4,300	@	Moog, Inc.	157,251
3,700		Northrop Grumman Corp.	166,648
4,400	L	Triumph Group, Inc.	186,824
			851,623
		Agriculture: 0.1%
2,800		Universal Corp.	83,636
			83,636
		Airlines: 0.4%
5,900		Skywest, Inc.	109,740
22,219		Southwest Airlines Co.	191,527
			301,267
		Apparel: 0.7%
62,161	@,L	CROCS, Inc.	77,080
7,100	@,L	True Religion Apparel, Inc.	88,324
4,400	I	Weyco Group, Inc.	145,420
9,700		Wolverine World Wide, Inc.	204,088
			514,912
		Auto Manufacturers: 0.2%
4,000	@@	Bayerische Motoren Werke AG	122,157
			122,157
		Auto Parts & Equipment: 0.4%
3,800	@	ATC Technology Corp.	55,594
7,500	@@	Autoliv, Inc.	160,950
11,700		Cooper Tire & Rubber Co.	72,072
29,100	@	Dana Holding Corp.	21,534
			310,150
		Banks: 6.6%
1,383		American National Bankshares I	23,511
20,700	L	Associated Banc-Corp.	433,251
4,500		Bancorpsouth, Inc.	105,120
25,900		Boston Private Financial Holdings, Inc.	177,156
4,500		Central Pacific Financial Corp.	45,180
44,100		Citizens Banking Corp.	131,418
2,500		City National Corp.	121,750
4,819		Commerce Bancshares, Inc.	211,795
1,900		Cullen/Frost Bankers, Inc.	96,292
18,600		First Horizon National Corp.	196,602
6,400		First Midwest Bancorp., Inc.	127,808
3,900		FirstMerit Corp.	80,301
5,300	L	FNB Corp.	69,960
38,500		Fulton Financial Corp.	370,370
10,000		Hampton Roads Bankshares, Inc.	86,700
21,100		Hanmi Financial Corp.	43,466
6,530		Heritage Financial Corp.	79,993
11,900		Keycorp	101,388
18,917	L	Marshall & Ilsley Corp.	258,028
3,374		National Bankshares, Inc.	65,557
296		Norwood Financial Corp.	8,436
3,600	L	Old National Bancorp.	65,376
7,500	L	Provident Bankshares Corp.	72,450
35,600		Sterling Bancshares, Inc.	216,448

Shares			Value
4,300		Susquehanna Bancshares, Inc.	$68,413
56,000	L	Synovus Financial Corp.	464,800
5,100		TCF Financial Corp.	69,666
11,600		UCBH Holdings, Inc.	79,808
772		United Security Bancshares	15,425
6,825		Washington Banking Co.	59,378
21,400	L	Webster Financial Corp.	294,892
13,500		Whitney Holding Corp.	215,865
11,200		Wilmington Trust Corp.	249,088
8,800	L	Zions Bancorp.	215,688
			4,921,379
		Beverages: 0.8%
24,300		Coca-Cola Enterprises, Inc.	292,329
4,000		Farmer Bros Co.	99,760
7,800		Pepsi Bottling Group, Inc.	175,578
			567,667
		Building Materials: 0.5%
11,800		Comfort Systems USA, Inc.	125,788
27,395		LSI Industries, Inc.	188,204
2,800		Simpson Manufacturing Co., Inc.	77,728
			391,720
		Chemicals: 2.1%
5,400		Arch Chemicals, Inc.	140,778
1,600		CF Industries Holdings, Inc.	78,656
8,200		Cytec Industries, Inc.	174,004
8,878	I	Hawkins, Inc.	135,745
11,200		HB Fuller Co.	180,432
10,891		International Flavors & Fragrances, Inc.	323,681
5,905		Minerals Technologies, Inc.	241,515
9,500		Olin Corp.	171,760
5,400	@	OM Group, Inc.	113,994
1,708		Sensient Technologies Corp.	40,787
			1,601,352
		Coal: 0.1%
6,500	@	Alpha Natural Resources, Inc.	105,235
			105,235
		Commercial Services: 1.5%
3,900		ABM Industries, Inc.	74,295
6,800	@	AMN Healthcare Services, Inc.	57,528
5,100	@	Brink's Home Security Holdings, Inc.	111,792
5,800		CDI Corp.	75,052
3,300	@	Consolidated Graphics, Inc.	74,712
8,300		Corporate Executive Board Co.	183,098
3,000		Heidrick & Struggles International, Inc.	64,620
2,100		MAXIMUS, Inc.	73,731
6,409	@,I	Medquist, Inc.	13,138
11,600	@	MPS Group, Inc.	87,348
2,800	L	Pharmaceutical Product Development, Inc.	81,228
5,600	@	Rent-A-Center, Inc.	98,840
2,300	@,@@	Steiner Leisure Ltd.	67,896
939	@	Valassis Communications, Inc.	1,239
716		Watson Wyatt Worldwide, Inc.	34,239
			1,098,756

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Computers: 1.9%
1,600	@	CACI International, Inc.	$72,144
17,800	@	Cadence Design Systems, Inc.	65,148
9,778		Diebold, Inc.	274,664
22,700	@	Electronics for Imaging	217,012
7,800	@	Insight Enterprises, Inc.	53,820
5,800	@	Lexmark International, Inc.	156,020
7,000	@	Perot Systems Corp.	95,690
11,500	@	Rackable Systems, Inc.	45,310
4,900	@	SYKES Enterprises, Inc.	93,688
20,572	@	Synopsys, Inc.	380,993
			1,454,489
		Cosmetics/Personal Care: 0.5%
3,900		Alberto-Culver Co.	95,589
10,400	@	Bare Escentuals, Inc.	54,392
4,400		Estee Lauder Cos., Inc.	136,224
9,711		Inter Parfums, Inc.	74,580
			360,785
		Distribution/Wholesale: 1.2%
11,900	@	Core-Mark Holding Co., Inc.	256,088
7,359		Genuine Parts Co.	278,612
5,300	@	Tech Data Corp.	94,552
7,700	@	Wesco International, Inc.	148,071
1,900		WW Grainger, Inc.	149,796
			927,119
		Diversified Financial Services: 2.7%
15,200	@	AllianceBernstein Holding LP	316,008
12,800		Ameriprise Financial, Inc.	299,008
14,700	L	Calamos Asset Management, Inc.	108,780
14,700	@	Cowen Group, Inc.	91,728
18,600		Federated Investors, Inc.	315,456
10,200		Legg Mason, Inc.	223,482
5,400	L	National Financial Partners Corp.	16,416
24,500	@	TradeStation Group, Inc.	158,025
32,500		Waddell & Reed Financial, Inc.	502,450
			2,031,353
		Electric: 6.1%
11,400		Ameren Corp.	379,164
4,400		Black Hills Corp.	118,624
4,200		Central Vermont Public Service Corp.	100,212
256		Cleco Corp.	5,844
26,452	L	Empire District Electric Co.	465,555
28,000		Great Plains Energy, Inc.	541,240
14,250		Idacorp, Inc.	419,663
2,100		MGE Energy, Inc.	69,300
32,511		Portland General Electric Co.	632,989
6,837	S	Puget Energy, Inc.	186,445
3,700	L	Unitil Corp.	76,405
32,978		Westar Energy, Inc.	676,379
12,684		Wisconsin Energy Corp.	532,474
21,435		Xcel Energy, Inc.	397,619
			4,601,913
		Electrical Components & Equipment: 2.3%
6,200		Belden CDT, Inc.	129,456
3,200		Emerson Electric Co.	117,152
3,300	@,L	General Cable Corp.	58,377
15,000		Hubbell, Inc.	490,200

Shares			Value
13,276	@	Littelfuse, Inc.	$220,382
47,589		Molex, Inc.	689,566
			1,705,133
		Electronics: 2.2%
5,105	L	Analogic Corp.	139,264
27,518		AVX Corp.	218,493
7,000		Bel Fuse, Inc.	148,400
15,300	@	Benchmark Electronics, Inc.	195,381
2,100		Brady Corp.	50,295
1,400	@	Coherent, Inc.	30,044
4,000	@	Cymer, Inc.	87,640
20,889	@	Electro Scientific Industries, Inc.	141,836
7,400		Gentex Corp.	65,342
5,600		Park Electrochemical Corp.	106,176
4,700	@	Rogers Corp.	130,519
4,700	@	Thomas & Betts Corp.	112,894
7,902	@@	Tyco Electronics Ltd.	128,091
31,400	@	Vishay Intertechnology, Inc.	107,388
			1,661,763
		Engineering & Construction: 0.9%
7,800	@	EMCOR Group, Inc.	174,954
3,300		Granite Construction, Inc.	144,969
2,000	@	Jacobs Engineering Group, Inc.	96,200
5,900		KBR, Inc.	89,680
10,500	@,@@,L	Khd Humboldt Wedag International	117,285
3,600	@	Sterling Construction Co., Inc.	66,744
			689,832
		Entertainment: 1.4%
7,900	@	Bally Technologies, Inc.	189,837
15,417		International Speedway Corp.	442,930
25,365		Speedway Motorsports, Inc.	408,630
			1,041,397
		Environmental Control: 1.4%
11,900		American Ecology Corp.	240,737
13,917		Republic Services, Inc.	345,002
14,632		Waste Management, Inc.	484,904
			1,070,643
		Food: 4.0%
33,300		B&G Foods, Inc.	179,820
13,100		Campbell Soup Co.	393,131
30,278	S	ConAgra Foods, Inc.	499,587
2,300		Corn Products International, Inc.	66,355
3,137		Hershey Co.	108,979
7,200		HJ Heinz Co.	270,720
12,200		Hormel Foods Corp.	379,176
4,900		J&J Snack Foods Corp.	175,812
3,000		JM Smucker Co.	130,080
3,100		Kellogg Co.	135,935
342		Lancaster Colony Corp.	11,731
1,200	@	Ralcorp Holdings, Inc.	70,080
9,151		Tyson Foods, Inc.	80,163
2,800	I	Village Super Market	160,692
10,000		Weis Markets, Inc.	336,300
			2,998,561
		Forest Products & Paper: 0.9%
9,400		Glatfelter	87,420
9,900		International Paper Co.	116,820

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Forest Products & Paper (continued)
17,036		MeadWestvaco Corp.	$190,633
8,467		Weyerhaeuser Co.	259,175
			654,048
		Gas: 2.6%
15,800		AGL Resources, Inc.	495,330
9,800		Atmos Energy Corp.	232,260
2,200		Chesapeake Utilities Corp.	69,256
1,600		Nicor, Inc.	55,584
12,517		Southwest Gas Corp.	315,679
5,100		Vectren Corp.	127,551
21,033		WGL Holdings, Inc.	687,569
			1,983,229
		Hand/Machine Tools: 0.6%
9,100		Kennametal, Inc.	201,929
2,900		Lincoln Electric Holdings, Inc.	147,697
3,500		Regal-Beloit Corp.	132,965
			482,591
		Healthcare-Products: 3.6%
14,788		Beckman Coulter, Inc.	649,785
14,600	@	Boston Scientific Corp.	113,004
27,200	@	Cutera, Inc.	241,264
3,700	@	Hospira, Inc.	99,234
4,883	@	ICU Medical, Inc.	161,823
11,000	@	Patterson Cos., Inc.	206,250
2,100		Steris Corp.	50,169
25,206	@	Symmetry Medical, Inc.	200,892
7,143	I	Utah Medical Products, Inc.	156,789
32,965	I	Young Innovations, Inc.	507,661
7,000	@	Zimmer Holdings, Inc.	282,940
			2,669,811
		Healthcare-Services: 2.5%
3,200	@	AMERIGROUP Corp.	94,464
6,100	@	Amsurg Corp.	142,374
30,300	@	Assisted Living Concepts, Inc.	125,745
5,300	@	Kindred Healthcare, Inc.	69,006
12,900	@	LifePoint Hospitals, Inc.	294,636
10,900	@	Magellan Health Services, Inc.	426,844
4,700		National Healthcare Corp.	238,008
7,928		Universal Health Services, Inc.	297,855
13,000	@	US Physical Therapy, Inc.	173,290
			1,862,222
		Home Builders: 0.1%
2,200		MDC Holdings, Inc.	66,660
			66,660
		Home Furnishings: 0.3%
5,800		Whirlpool Corp.	239,830
			239,830
		Household Products/Wares: 1.7%
5,400		American Greetings Corp.	40,878
3,500		Avery Dennison Corp.	114,555
1,600		Clorox Co.	88,896
7,000		CSS Industries, Inc.	124,180
4,400	@	Helen of Troy Ltd.	76,384
13,423		Kimberly-Clark Corp.	707,929

Shares			Value
2,900		Tupperware Corp.	$65,830
2,100		WD-40 Co.	59,409
			1,278,061
		Insurance: 7.5%
5,200	@@	ACE Ltd.	275,184
4,786		Allstate Corp.	156,789
19,700		American Equity Investment Life Holding Co.	137,900
8,700		AON Corp.	397,416
9,411		Arthur J. Gallagher & Co.	243,839
5,000	@@	Aspen Insurance Holdings Ltd.	121,250
6,300	@@,L	Assured Guaranty Ltd.	71,820
11,200		Baldwin & Lyons, Inc.	203,728
9,100		Chubb Corp.	464,100
8,600		Erie Indemnity Co.	323,618
4,900		Hanover Insurance Group, Inc.	210,553
30,537		HCC Insurance Holdings, Inc.	816,865
4,700	@@	IPC Holdings Ltd.	140,530
36,655		Marsh & McLennan Cos., Inc.	889,617
8,800	@@	Max Re Capital Ltd.	155,760
10,342	I	Mercer Insurance Group, Inc.	130,723
5,944		Metlife, Inc.	207,208
16,500		OneBeacon Insurance Group Ltd.	172,260
8,700		Phoenix Cos., Inc.	28,449
4,700	@@	Platinum Underwriters Holdings Ltd.	169,576
1,420	@	ProAssurance Corp.	74,948
3,500		United Fire & Casualty Co.	108,745
8,000		Unitrin, Inc.	127,520
			5,628,398
		Investment Companies: 1.2%
7,100		Apollo Investment Corp.	66,101
66,400		Ares Capital Corp.	420,312
21,500	I	Highland Distressed Opportunities, Inc.	46,225
105,068		MCG Capital Corp.	74,598
5,100		MVC Capital, Inc.	55,947
28,100		Patriot Capital Funding, Inc.	102,284
22,900		PennantPark Investment Corp.	82,669
1,800		Prospect Capital Corp.	21,546
			869,682
		Iron/Steel: 0.4%
6,100		Carpenter Technology Corp.	125,294
9,000		Mesabi Trust	78,030
3,300		Schnitzer Steel Industries, Inc.	124,245
			327,569
		Leisure Time: 0.2%
9,200		Callaway Golf Co.	85,468
3,500	@	WMS Industries, Inc.	94,150
			179,618
		Machinery-Diversified: 1.2%
35,919	@	Altra Holdings, Inc.	284,119
1,001		Applied Industrial Technologies, Inc.	18,939
9,100		IDEX Corp.	219,765
6,700	@	Kadant, Inc.	90,316
8,800		Robbins & Myers, Inc.	142,296
1,800		Wabtec Corp.	71,550
2,104	@	Zebra Technologies Corp.	42,627
			869,612

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Media: 0.5%
17,600		Belo Corp.	$27,456
20,700	@	Entravision Communications Corp.	32,292
10,900		Hearst-Argyle Television, Inc.	66,054
51,600		Journal Communications, Inc.	126,420
12,700	L	McClatchy Co.	10,160
2,931	I	Value Line, Inc.	101,178
			363,560
		Metal Fabricate/Hardware: 1.8%
5,100	@	Hawk Corp.	84,660
7,000	@	Haynes International, Inc.	172,340
12,900		Kaydon Corp.	443,115
3,500	I	Lawson Products	79,975
16,700		Mueller Industries, Inc.	418,836
14,300		Mueller Water Products, Inc.	120,692
			1,319,618
		Mining: 0.4%
3,700		Alcoa, Inc.	41,662
3,000	L	Kaiser Aluminum Corp.	67,560
3,000		Newmont Mining Corp.	122,100
5,400	@	RTI International Metals, Inc.	77,274
			308,596
		Miscellaneous Manufacturing: 1.3%
2,100		Acuity Brands, Inc.	73,311
2,100		Aptargroup, Inc.	74,004
17,200		Barnes Group, Inc.	249,400
3,000		Brink's Co.	80,640
4,500	@	Ceradyne, Inc.	91,395
5,800		Dover Corp.	190,936
21,084	@	Griffon Corp.	196,714
			956,400
		Office Furnishings: 0.2%
1,741		Herman Miller, Inc.	22,685
6,172		HNI, Corp.	97,764
			120,449
		Office/Business Equipment: 0.3%
7,793		Pitney Bowes, Inc.	198,566
			198,566
		Oil & Gas: 3.0%
3,568		Apache Corp.	265,923
7,700		Berry Petroleum Co.	58,212
1,400		BP Prudhoe Bay Royalty Trust	102,676
3,700		Cimarex Energy Co.	99,086
6,800	@,L	Continental Resources, Inc.	140,828
17,086		Equitable Resources, Inc.	573,235
11,900		Frontier Oil Corp.	150,297
6,500		Hugoton Royalty Trust	104,325
2,100		Murphy Oil Corp.	93,135
3,600		Noble Energy, Inc.	177,192
13,500	@	PetroHawk Energy Corp.	211,005
9,600		St. Mary Land & Exploration Co.	194,976
8,500	@@	Talisman Energy, Inc.	84,915
			2,255,805
		Oil & Gas Services: 1.2%
6,000	@	Cameron International Corp.	123,000
115,200	@,L	Global Industries Ltd.	402,048
24,400	@	Helix Energy Solutions Group, Inc.	176,656

Shares			Value
17,400	@	Key Energy Services, Inc.	$76,734
2,000		Lufkin Industries, Inc.	69,000
24,100	@,@@	North American Energy Partners, Inc.	80,494
			927,932
		Packaging & Containers: 0.8%
26,298	S	Bemis Co.	622,737
			622,737
		Pharmaceuticals: 1.0%
8,120	@	Matrixx Initiatives, Inc.	133,899
16,100	@	Obagi Medical Products, Inc.	120,106
3,800	@	Par Pharmaceutical Cos., Inc.	50,958
21,900	@,I	Schiff Nutrition International, Inc.	130,743
12,700	@	Sepracor, Inc.	139,446
3,700	@	VCA Antech, Inc.	73,556
4,967	@	Watson Pharmaceuticals, Inc.	131,973
			780,681
		Real Estate: 0.0%
12,000	@,I	HFF, Inc.	29,400
			29,400
		Retail: 3.2%
9,800		American Eagle Outfitters	91,728
2,100	@	BJ's Wholesale Club, Inc.	71,946
2,600		Casey's General Stores, Inc.	59,202
10,000		Cato Corp.	151,000
22,200	@	Chico's FAS, Inc.	92,796
830	@	Childrens Place Retail Stores, Inc.	17,994
7,400	@	Chipotle Mexican Grill, Inc.	423,946
24,200		Christopher & Banks Corp.	135,520
3,100		Costco Wholesale Corp.	162,750
1,600	@	Dollar Tree, Inc.	66,880
8,600	@	Dress Barn, Inc.	92,364
7,400	@,L	DSW, Inc.	92,204
7,246		Fred's, Inc.	77,967
4,400	@	Jack in the Box, Inc.	97,196
8,400	L	Men's Wearhouse, Inc.	113,736
18,679	@	PC Connection, Inc.	95,636
9,600	L	Penske Auto Group, Inc.	73,728
9,300	@	Red Robin Gourmet Burgers, Inc.	156,519
4,300		Regis Corp.	62,479
31,600	@	Ruby Tuesday, Inc.	49,296
15,709		Sport Supply Group, Inc.	109,963
9,800		Stage Stores, Inc.	80,850
			2,375,700
		Savings & Loans: 1.6%
5,000		Astoria Financial Corp.	82,400
10,500		Brookline Bancorp., Inc.	111,825
6,364	L	First Financial Northwest, Inc.	59,440
1,830		K-Fed Bancorp	11,895
16,178		People's United Financial, Inc.	288,454
7,800		Provident Financial Services, Inc.	119,340
34,112		Washington Federal, Inc.	510,316
			1,183,670
		Semiconductors: 2.4%
21,500		Applied Materials, Inc.	217,795
1,000	@	Cabot Microelectronics Corp.	26,070
2,449		Cohu, Inc.	29,755
47,700	@	Emulex Corp.	332,946

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Semiconductors (continued)
30,743	@,I	Intellon Corp.	$77,165
9,300		KLA-Tencor Corp.	202,647
19,900	@	Mattson Technology, Inc.	28,059
8,400	@	MEMC Electronic Materials, Inc.	119,952
3,300	@	MKS Instruments, Inc.	48,807
15,100	@	Rudolph Technologies, Inc.	53,303
5,700	@	Semtech Corp.	64,239
38,500	@	Teradyne, Inc.	162,470
16,000	@	Varian Semiconductor Equipment Associates, Inc.	289,920
17,000	@,@@	Verigy Ltd.	163,540
			1,816,668
		Software: 2.7%
17,000	@	Aspen Technology, Inc.	126,140
3,700	@	Autodesk, Inc.	72,705
9,400		IMS Health, Inc.	142,504
51,300	@	Parametric Technology Corp.	648,945
18,600	@	Sybase, Inc.	460,722
32,200	@	THQ, Inc.	134,918
87,018	@,I	Ulticom, Inc.	443,792
			2,029,726
		Telecommunications: 2.5%
10,200		Adtran, Inc.	151,776
3,300	@	Anixter International, Inc.	99,396
7,900		Atlantic Tele-Network, Inc.	209,745
30,196	@@	BCE, Inc.	614,682
1,600		Black Box Corp.	41,792
3,100		CenturyTel, Inc.	84,723
11,500	I	D & E Communications, Inc.	77,050
4,500		Embarq Corp.	161,820
10,900		Frontier Communications Corp.	95,266
7,700		Iowa Telecommunications Services, Inc.	109,956
8,300	@	NeuStar, Inc.	158,779
5,000		Plantronics, Inc.	66,000
			1,870,985
		Textiles: 0.1%
3,800		G&K Services, Inc.	76,836
			76,836
		Toys/Games/Hobbies: 0.5%
3,200	@	Jakks Pacific, Inc.	66,016
11,400		Mattel, Inc.	182,400
10,438	@	RC2 Corp.	111,373
			359,789
		Transportation: 1.7%
5,100	L	Arkansas Best Corp.	153,561
2,600	@,L	Bristow Group, Inc.	69,654
87,745		DHT Maritime, Inc.	486,107
9,300	L	Genco Shipping & Trading Ltd.	137,640
4,200		Heartland Express, Inc.	66,192
2,800	@	HUB Group, Inc.	74,284
16,000	L	OceanFreight, Inc.	47,520
10,800	@@	UTI Worldwide, Inc.	154,872
5,300		Werner Enterprises, Inc.	91,902
			1,281,732
		Trucking & Leasing: 0.1%
2,500		GATX Corp.	77,425
			77,425

Shares			Value
		Water: 0.1%
1,605		American Water Works Co., Inc.	$33,512
556		Artesian Resources Corp.	8,796
			42,308
Total Common Stock (Cost $80,487,310)			65,522,756
REAL ESTATE INVESTMENT TRUSTS: 3.0%
		Health Care: 0.6%
5,800		Healthcare Realty Trust, Inc.	136,184
5,200		National Health Investors, Inc.	142,636
8,800		Senior Housing Properties Trust	157,696
			436,516
		Hotels: 0.1%
12,400		Host Hotels & Resorts, Inc.	93,868
			93,868
		Mortgage: 0.8%
14,900		Capstead Mortgage Corp.	160,473
4,800		Hatteras Financial Corp.	127,680
59,700		MFA Mortgage Investments, Inc.	351,633
			639,786
		Office Property: 0.3%
2,600		Boston Properties, Inc.	143,000
2,800		Mack-Cali Realty Corp.	68,600
			211,600
		Paper & Related Products: 0.7%
15,792		Rayonier, Inc.	495,079
			495,079
		Single Tenant: 0.2%
4,000		National Retail Properties, Inc.	68,760
4,400		Realty Income Corp.	101,860
			170,620
		Storage: 0.3%
2,500		Public Storage, Inc.	198,750
			198,750
Total Real Estate Investment Trusts (Cost $2,376,030)			2,246,219
EXCHANGE-TRADED FUNDS: 2.7%
		Exchange-Traded Funds: 2.7%
16,300		iShares Russell 2000 Index Fund	803,101
7,900	L	iShares Russell 2000 Value Index Fund	388,443
14,900	S	iShares Russell Midcap Value Index Fund	423,756
4,400		iShares S&P SmallCap 600 Index Fund	193,600
4,000	L	iShares S&P SmallCap 600/BARRA Value Index Fund	195,800
Total Exchange-Traded Funds (Cost $1,901,976)			2,004,700

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
PREFERRED STOCK: 3.6%
		Agriculture: 0.2%
181	P	Universal Corp.	$126,700
			126,700
		Banks: 0.4%
232		Huntington Bancshares, Inc.	180,728
8,800	P,I	Midwest Banc Holdings, Inc.	112,112
			292,840
		Insurance: 2.0%
33,900	@@,I	Aspen Insurance Holdings Ltd.	1,423,800
6,031	P,I	Odyssey Re Holdings Corp.	112,780
			1,536,580
		Real Estate: 1.0%
5,200	P	Ashford Hospitality Trust, Inc.	32,240
8,700		Digital Realty Trust, Inc.	177,806
5,300	I	Entertainment Properties	93,810
3,400	I	Lexington Realty Trust	54,502
12,800	P,I	National Retail Properties	211,200
11,815	P,I	PS Business Parks, Inc.	218,341
			787,899
Total Preferred Stock (Cost $3,431,645)			2,744,019
Total Long-Term Investments (Cost $88,196,961)			72,517,694
SHORT-TERM INVESTMENTS: 6.9%
		Affiliated Mutual Fund: 2.1%
1,587,950		ING Institutional Prime Money Market Fund - Class I	1,587,950
Total Mutual Fund (Cost $1,587,950)			1,587,950

Principal Amount		Value
	Securities Lending Collateralcc: 4.8%
$3,598,795	Bank of New York Mellon Corp. Institutional Cash Reserves	3,548,271
Total Securities Lending Collateral (Cost $3,598,795)		3,548,271
Total Short-Term Investments (Cost $5,186,745)		5,136,221

Total Investments in Securities (Cost $93,383,706)*	103.5%	$77,653,915
Other Assets and Liabilities - Net	(3.5)	(2,611,162)
Net Assets	100.0%	$75,042,753

@  Non-income producing security

@@  Foreign Issuer

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $104,273,738.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,811,466
Gross Unrealized Depreciation	(29,431,289)
Net Unrealized Depreciation	$(26,619,823)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$71,361,625	$—
Level 2 — Other Significant Observable Inputs	6,292,290	(6,040)
Level 3 — Significant Unobservable Inputs	—	—
Total	$77,653,915	$(6,040)

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING American Century Small-Mid Cap Value Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar			USD
CAD 104	BUY	01/30/09		82	84	$2
EU Euro EUR 67	BUY	01/30/09		84	92	8
EU Euro EUR 560	BUY	01/30/09		711	778	67
EU Euro EUR 651	BUY	01/30/09		825	903	78
EU Euro EUR 2,705	BUY	01/30/09		3,847	3,755	(92)
EU Euro EUR 2,925	BUY	01/30/09		4,092	4,060	(32)
						$31
Canadian Dollar CAD 71,636	SELL	01/30/09		58,262	57,999	$263
Canadian Dollar CAD 84,546	SELL	01/30/09		68,177	68,451	(274)
Canadian Dollar CAD 70,372	SELL	01/30/09		56,016	56,975	(959)
Canadian Dollar CAD 6,902	SELL	01/30/09		5,452	5,588	(136)
Canadian Dollar CAD 5,297	SELL	01/30/09		4,177	4,289	(112)
Canadian Dollar CAD 4,066	SELL	01/30/09		3,209	3,292	(83)

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar			USD
CAD 6,596	SELL	01/30/09		5,237	5,340	$(103)
Canadian Dollar CAD 6,596	SELL	01/30/09		5,227	5,340	(113)
Canadian Dollar CAD 14,574	SELL	01/30/09		11,620	11,799	(179)
Canadian Dollar CAD 10,580	SELL	01/30/09		8,656	8,566	90
Canadian Dollar CAD 7,586	SELL	01/30/09		6,155	6,141	14
Canadian Dollar CAD 16,424	SELL	01/30/09		13,129	13,297	(168)
Canadian Dollar CAD 16,424	SELL	01/30/09		13,209	13,297	(88)
Canadian Dollar CAD 14,985	SELL	01/30/09		12,064	12,132	(68)
Canadian Dollar CAD 10,949	SELL	01/30/09		8,806	8,865	(59)
Canadian Dollar CAD 40,762	SELL	01/30/09		32,865	33,002	(137)
Canadian Dollar CAD 18,343	SELL	01/30/09		14,833	14,851	(18)
Canadian Dollar CAD 32,858	SELL	01/30/09		26,821	26,603	218
Canadian Dollar CAD 72,356	SELL	01/30/09		59,000	58,581	419
Canadian Dollar CAD 72,234	SELL	01/30/09		58,795	58,482	313
Canadian Dollar CAD 14,023	SELL	01/30/09		11,435	11,353	82
Canadian Dollar CAD 7,904	SELL	01/30/09		6,463	6,399	64
Canadian Dollar CAD 14,023	SELL	01/30/09		11,602	11,353	249
Canadian Dollar CAD 25,690	SELL	01/30/09		21,033	20,799	234
EU Euro EUR 52,500	SELL	01/30/09		68,146	72,877	(4,731)
EU Euro EUR 188	SELL	01/30/09		241	261	(20)
EU Euro EUR 405	SELL	01/30/09		513	562	(49)
EU Euro EUR 2,293	SELL	01/30/09		2,962	3,183	(221)
EU Euro EUR 764	SELL	01/30/09		980	1,061	(81)
EU Euro EUR 1,829	SELL	01/30/09		2,373	2,539	(166)
EU Euro EUR 1,829	SELL	01/30/09		2,378	2,539	(161)
EU Euro EUR 915	SELL	01/30/09		1,209	1,270	(61)
EU Euro EUR 305	SELL	01/30/09		407	423	(16)
EU Euro EUR 610	SELL	01/30/09		832	846	(14)
						$(6,071)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BARON ASSET PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 90.4%
		Advertising: 1.5%
7,900	@	Lamar Advertising Co.	$99,224
			99,224
		Apparel: 2.9%
4,200		Polo Ralph Lauren Corp.	190,722
			190,722
		Chemicals: 2.1%
1,400		Airgas, Inc.	54,586
2,400		Ecolab, Inc.	84,360
			138,946
		Commercial Services: 17.0%
1,200	@	Corrections Corp. of America	19,632
4,200		DeVry, Inc.	241,122
3,500		Equifax, Inc.	92,820
9,850	@	Gartner, Inc.	175,626
5,200	@	Iron Mountain, Inc.	128,596
800	@	Morningstar, Inc.	28,400
4,400	@	Quanta Services, Inc.	87,120
4,850	@@	Ritchie Brothers Auctioneers, Inc.	103,887
3,300		Robert Half International, Inc.	68,706
9,550	@	SAIC, Inc.	186,034
			1,131,943
		Computers: 0.2%
400	@	IHS, Inc.	14,968
			14,968
		Distribution/Wholesale: 2.2%
4,150		Fastenal Co.	144,628
			144,628
		Diversified Financial Services: 9.6%
1,000	@	AllianceBernstein Holding LP	20,790
17,500		Charles Schwab Corp.	282,972
650		CME Group, Inc.	135,272
7,400		Eaton Vance Corp.	155,474
1,300		T. Rowe Price Group, Inc.	46,072
			640,580
		Electrical Components & Equipment: 0.5%
850	@	Sunpower Corp. - Class A	31,450
			31,450
		Electronics: 1.7%
500	@,@@	Mettler Toledo International, Inc.	33,700
2,250	@	Thermo Fisher Scientific, Inc.	76,658
			110,358
		Energy-Alternate Sources: 1.2%
3,700	@	Covanta Holding Corp.	81,252
			81,252
		Entertainment: 1.2%
4,650	@	Scientific Games Corp.	81,561
			81,561
		Environmental Control: 2.9%
3,700	@	Stericycle, Inc.	192,696
			192,696

Shares			Value
		Gas: 1.3%
6,500		Southern Union Co.	$84,760
			84,760
		Hand/Machine Tools: 0.3%
800		Kennametal, Inc.	17,752
			17,752
		Healthcare-Products: 5.9%
3,400		Densply International, Inc.	96,016
2,300	@	Henry Schein, Inc.	84,387
4,900	@	Idexx Laboratories, Inc.	176,792
300	@	Intuitive Surgical, Inc.	38,097
			395,292
		Healthcare-Services: 3.3%
4,600	@	Community Health Systems, Inc.	67,068
3,300	@	Covance, Inc.	151,899
			218,967
		Insurance: 5.7%
3,550	@,@@	Arch Capital Group Ltd.	248,855
6,300		Brown & Brown, Inc.	131,670
			380,525
		Internet: 1.8%
2,200	@	Equinix, Inc.	117,018
			117,018
		Lodging: 3.4%
2,250		Choice Hotels International, Inc.	67,635
3,800	@	Wynn Resorts Ltd.	160,588
			228,223
		Media: 2.0%
3,050		Factset Research Systems, Inc.	134,932
			134,932
		Oil & Gas: 4.9%
3,500		Helmerich & Payne, Inc.	79,625
2,350		Range Resources Corp.	80,817
4,762		XTO Energy, Inc.	167,956
			328,398
		Oil & Gas Services: 0.7%
800		Core Laboratories NV	47,888
			47,888
		Pharmaceuticals: 1.8%
6,200	@	VCA Antech, Inc.	123,256
			123,256
		Real Estate: 0.8%
13,000	@	CB Richard Ellis Group, Inc.	56,160
			56,160
		Retail: 6.4%
2,650	@	Carmax, Inc.	20,882
1,550	@	Cheesecake Factory	15,655
4,100	@	Copart, Inc.	111,479
4,500	@	Dick's Sporting Goods, Inc.	63,495
1,900	@	J Crew Group, Inc.	23,180
2,750		MSC Industrial Direct Co.	101,283
3,900		Tiffany & Co.	92,157
			428,131

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BARON ASSET PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Software: 1.6%
4,500	@	MSCI, Inc. - Class A	$79,920
2,500	@	Nuance Communications, Inc.	25,900
			105,820
		Telecommunications: 1.5%
1,500	@	NII Holdings, Inc.	27,270
4,350	@	SBA Communications Corp.	70,992
			98,262
		Textiles: 0.3%
500	@	Mohawk Industries, Inc.	21,485
			21,485
		Transportation: 5.7%
4,300		CH Robinson Worldwide, Inc.	236,629
4,400		Expeditors International Washington, Inc.	146,388
			383,017
Total Common Stock (Cost $8,966,912)			6,028,214
REAL ESTATE INVESTMENT TRUSTS: 0.9%
		Diversified: 0.5%
500		Vornado Realty Trust	30,175
			30,175
		Office Property: 0.4%
2,200		Douglas Emmett, Inc.	28,732
			28,732
Total Real Estate Investment Trusts (Cost $80,561)			58,907

Total Investments in Securities (Cost $9,047,473)*	91.3%	$6,087,121
Other Assets and Liabilities - Net	8.7	576,717
Net Assets	100.0%	$6,663,838

@  Non-income producing security

@@  Foreign Issuer

*  Cost for federal income tax purposes is $9,136,395.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$116,628
Gross Unrealized Depreciation	(3,165,902)
Net Unrealized Depreciation	$(3,049,274)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$6,087,121	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$6,087,121	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP   PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 86.6%
		Advertising: 1.0%
350,000	@	Lamar Advertising Co.	$4,396,000
			4,396,000
		Apparel: 2.2%
10,000		Polo Ralph Lauren Corp.	454,100
400,269	@	Under Armour, Inc.	9,542,413
			9,996,513
		Banks: 1.5%
200,000		Glacier Bancorp., Inc.	3,804,000
110,000	@	SVB Financial Group	2,885,300
			6,689,300
		Beverages: 1.0%
200,000	@	Peet's Coffee & Tea, Inc.	4,650,000
			4,650,000
		Biotechnology: 1.0%
170,000	@	Charles River Laboratories International, Inc.	4,454,000
			4,454,000
		Commercial Services: 14.0%
150,000	@	Bankrate, Inc.	5,700,000
95,246		Chemed Corp.	3,787,933
120,000	@	CoStar Group, Inc.	3,952,800
325,000		DeVry, Inc.	18,658,250
360,000	@	Gartner, Inc.	6,418,800
217,590	@	Morningstar, Inc.	7,724,445
200,000	@	Riskmetrics Group, Inc.	2,978,000
377,151	@@	Ritchie Brothers Auctioneers, Inc.	8,078,574
25,000		Strayer Education, Inc.	5,360,250
			62,659,052
		Distribution/Wholesale: 1.4%
550,000	@	LKQ Corp.	6,413,000
			6,413,000
		Diversified Financial Services: 2.3%
200,000		Cohen & Steers, Inc.	2,198,000
230,958		Eaton Vance Corp.	4,852,428
56,654	@	FCStone Group, Inc.	250,977
200,000		Jefferies Group, Inc.	2,812,000
			10,113,405
		Electric: 1.6%
160,000		ITC Holdings Corp.	6,988,800
			6,988,800
		Electrical Components & Equipment: 0.8%
100,000	@	Sunpower Corp. - Class A	3,700,000
			3,700,000
		Electronics: 0.9%
60,000	@,@@	Mettler Toledo International, Inc.	4,044,000
			4,044,000
		Engineering & Construction: 1.9%
275,000	@	Aecom Technology Corp.	8,450,750
			8,450,750

Shares			Value
		Entertainment: 3.4%
300,000	@	Penn National Gaming, Inc.	$6,414,000
300,000	@	Scientific Games Corp.	5,262,000
130,724	@	Vail Resorts, Inc.	3,477,258
			15,153,258
		Environmental Control: 0.5%
95,000	@	Tetra Tech, Inc.	2,294,250
			2,294,250
		Food: 2.6%
200,000	@	Ralcorp Holdings, Inc.	11,680,000
			11,680,000
		Gas: 1.2%
400,000		Southern Union Co.	5,216,000
			5,216,000
		Hand/Machine Tools: 1.0%
206,000		Kennametal, Inc.	4,571,140
			4,571,140
		Healthcare-Products: 3.9%
100,000	@	Edwards Lifesciences Corp.	5,495,000
120,000	@	Gen-Probe, Inc.	5,140,800
75,000	@	Idexx Laboratories, Inc.	2,706,000
15,000	@	Intuitive Surgical, Inc.	1,904,850
123,700	@	PSS World Medical, Inc.	2,328,034
			17,574,684
		Healthcare-Services: 4.9%
285,000	@	AMERIGROUP Corp.	8,413,200
401,000	@	Community Health Systems, Inc.	5,846,580
90,438	@	Covance, Inc.	4,162,861
199,040	@	Skilled Healthcare Group, Inc.	1,679,898
185,000	@	Sun Healthcare Group, Inc.	1,637,250
			21,739,789
		Household Products/Wares: 1.6%
125,000		Church & Dwight Co., Inc.	7,015,000
			7,015,000
		Insurance: 1.1%
65,000	@,@@	Arch Capital Group Ltd.	4,556,500
10,000		Brown & Brown, Inc.	209,000
			4,765,500
		Internet: 2.1%
80,000	@	Blue Nile, Inc.	1,959,200
24,870	@	Emdeon Corp.	260,140
120,000	@	Equinix, Inc.	6,382,800
143,446	@	TechTarget, Inc.	619,687
11,537	@	WebMD Health Corp.	272,158
			9,493,985
		Lodging: 2.9%
350,000		Choice Hotels International, Inc.	10,521,000
55,000	@	Wynn Resorts Ltd.	2,324,300
			12,845,300
		Machinery-Diversified: 0.2%
30,761		Lindsay Manufacturing Co.	977,892
			977,892

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Media: 1.4%
125,000	@,@@	Central European Media Enterprises Ltd.	$2,715,000
78,300		Factset Research Systems, Inc.	3,463,992
			6,178,992
		Metal Fabricate/Hardware: 1.0%
125,000		Kaydon Corp.	4,293,750
			4,293,750
		Miscellaneous Manufacturing: 0.8%
194,267		American Railcar Industries, Inc.	2,045,632
150,000	@	Colfax Corp.	1,558,500
			3,604,132
		Oil & Gas: 3.1%
275,000	@	Encore Acquisition Co.	7,018,000
175,000		Helmerich & Payne, Inc.	3,981,250
45,000		Range Resources Corp.	1,547,550
45,000	@	Whiting Petroleum Corp.	1,505,700
			14,052,500
		Oil & Gas Services: 3.7%
80,000		Core Laboratories NV	4,788,800
150,000	@	FMC Technologies, Inc.	3,574,500
115,000	@	SEACOR Holdings, Inc.	7,664,750
90,000	@	Tetra Technologies, Inc.	437,400
			16,465,450
		Pharmaceuticals: 1.5%
335,228	@	VCA Antech, Inc.	6,664,333
			6,664,333
		Real Estate: 0.5%
509,568	@	CB Richard Ellis Group, Inc.	2,201,334
			2,201,334
		Retail: 10.5%
70,000	@	Carmax, Inc.	551,600
200,400	@	Cheesecake Factory	2,024,040
5,735	@@	China Nepstar Chain Drugstore Ltd. ADR	28,962
275,000	@	Copart, Inc.	7,477,250
575,000	@	Dick's Sporting Goods, Inc.	8,113,250
250,000	@	J Crew Group, Inc.	3,050,000
150,000		MSC Industrial Direct Co.	5,524,500
215,000	@	Panera Bread Co.	11,231,600
500,000		Penske Auto Group, Inc.	3,840,000
300,000	@	Sonic Corp.	3,651,000
49,884		Tiffany & Co.	1,178,759
			46,670,961
		Software: 2.8%
125,225	@	Advent Software, Inc.	2,500,743
563,875	@	MSCI, Inc. - Class A	10,014,420
			12,515,163
		Telecommunications: 0.6%
151,764	@	SBA Communications Corp.	2,476,788
			2,476,788
		Textiles: 1.6%
167,547	@	Mohawk Industries, Inc.	7,199,495
			7,199,495

Shares			Value
		Toys/Games/Hobbies: 1.5%
225,000	@	Marvel Entertainment, Inc.	$6,918,750
			6,918,750
		Transportation: 2.6%
300,000	@	Genesee & Wyoming, Inc.	9,150,000
60,000		Landstar System, Inc.	2,305,800
			11,455,800
Total Common Stock (Cost $411,555,647)			386,579,066
REAL ESTATE INVESTMENT TRUSTS: 2.8%
		Diversified: 1.4%
200,000		Digital Realty Trust, Inc.	6,570,000
			6,570,000
		Single Tenant: 1.4%
24,300		Alexander's, Inc.	6,194,070
			6,194,070
Total Real Estate Investment Trusts (Cost $14,751,426)			12,764,070
Total Long-Term Investments (Cost $426,307,073)			399,343,136

SHORT-TERM INVESTMENTS: 9.6%
	Affiliated Mutual Fund: 9.6%
42,852,540	ING Institutional Prime Money Market Fund - Class I	42,852,540
Total Short-Term Investments (Cost $42,852,540)		42,852,540

Total Investments in Securities (Cost $469,159,613)*	99.0%	$442,195,676
Other Assets and Liabilities - Net	1.0	4,378,387
Net Assets	100.0%	$446,574,063

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

*  Cost for federal income tax purposes is $469,165,791.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$54,544,966
Gross Unrealized Depreciation	(81,515,081)
Net Unrealized Depreciation	$(26,970,115)

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$442,195,676	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$442,195,676	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING COLUMBIA   PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 89.7%
		Aerospace/Defense: 2.4%
8,090	@	AAR Corp.	$148,937
232,000	@	BE Aerospace, Inc.	1,784,080
99,450	@	Esterline Technologies Corp.	3,768,161
9,540		Kaman Corp.	172,960
3,280	@	Moog, Inc.	119,950
71,000		Triumph Group, Inc.	3,014,660
			9,008,748
		Agriculture: 0.9%
8,352	@	Maui Land & Pineapple Co.	112,167
111,000		Universal Corp.	3,315,570
			3,427,737
		Airlines: 1.7%
259,000	@	Airtran Holdings, Inc.	1,149,960
282,000	@	Delta Airlines, Inc.	3,231,720
7,502	@	Republic Airways Holdings, Inc.	80,046
14,682		Skywest, Inc.	273,085
149,000	@	UAL Corp.	1,641,980
			6,376,791
		Apparel: 0.6%
4,938	@	Hampshire Group Ltd.	19,752
110,000	@	Warnaco Group, Inc.	2,159,300
9,412		Wolverine World Wide, Inc.	198,028
			2,377,080
		Auto Parts & Equipment: 0.1%
7,390		BorgWarner, Inc.	160,880
			160,880
		Banks: 12.2%
5,780		Bancfirst Corp.	305,878
189,897		Bancorpsouth, Inc.	4,435,994
18,950		BancTrust Financial Group, Inc.	279,702
27,232		Bank Mutual Corp.	314,257
21,212		Bank of Granite Corp.	51,969
11,392		Bryn Mawr Bank Corp.	228,979
16,490		Capital Corp. of the West	15,501
14,100		Capitol Bancorp., Ltd.	109,980
15,652		Chemical Financial Corp.	436,378
11,820		Columbia Banking System, Inc.	141,013
180,000		Community Bank System, Inc.	4,390,200
7,322		Community Trust Bancorp., Inc.	269,084
43,336		Corus Bankshares, Inc.	48,103
259,000		East-West Bancorp., Inc.	4,136,230
2,252		First Citizens BancShares, Inc.	344,106
9,541		First Financial Corp.	391,086
315,694		First Horizon National Corp.	3,336,886
187,000		First Midwest Bancorp., Inc.	3,734,390
74		First National Bank of Alaska	117,660
310,000		Fulton Financial Corp.	2,982,200
161,300		Independent Bank Corp.	4,219,608
11,082		Merchants Bancshares, Inc.	208,231
12,380		Northrim Bancorp, Inc.	127,019
165,000		Pacific Capital Bancorp.	2,785,200
94,000		Prosperity Bancshares, Inc.	2,781,460
33,600		South Financial Group, Inc.	145,152
17,060		Sterling Bancorp.	239,352
211,600		Susquehanna Bancshares, Inc.	3,366,556
12,960		Taylor Capital Group, Inc.	75,816
187,355	@	Texas Capital Bancshares, Inc.	2,503,063

Shares			Value
22,210		Trustco Bank Corp.	$211,217
205,321		Umpqua Holdings Corp.	2,970,995
15,352		West Coast Bancorp.	101,170
14,502		Whitney Holding Corp.	231,887
			46,036,322
		Building Materials: 2.0%
27,487	@	Builders FirstSource, Inc.	42,055
310,000		Comfort Systems USA, Inc.	3,304,600
104,446		Eagle Materials, Inc.	1,922,851
7,180		Lennox International, Inc.	231,842
9,552	@	NCI Building Systems, Inc.	155,698
62,000		Simpson Manufacturing Co., Inc.	1,721,120
4,822		Universal Forest Products, Inc.	129,760
			7,507,926
		Chemicals: 2.8%
5,950		Cytec Industries, Inc.	126,259
19,150		HB Fuller Co.	308,507
245,000		Olin Corp.	4,429,600
107,740	@	OM Group, Inc.	2,274,391
325,000	@	Rockwood Holdings, Inc.	3,510,000
			10,648,757
		Commercial Services: 5.6%
224,340		ABM Industries, Inc.	4,273,677
70,000		Bowne & Co., Inc.	411,600
268,250	@	CBIZ, Inc.	2,320,363
12,527		CDI Corp.	162,099
9,450	@	Consolidated Graphics, Inc.	213,948
172,000	@	Cornell Cos., Inc.	3,197,480
23,622	@	Cross Country Healthcare, Inc.	207,637
140,000		Deluxe Corp.	2,094,400
12,970	@	Korn/Ferry International	148,117
5,730		MAXIMUS, Inc.	201,180
14,360		Monro Muffler, Inc.	366,180
39,802	@	MPS Group, Inc.	299,709
13,212	@	Parexel International Corp.	128,289
17,682	@	Rent-A-Center, Inc.	312,087
8,662		Sotheby's	77,005
640,000		Stewart Enterprises, Inc.	1,926,400
10,177	@	TeleTech Holdings, Inc.	84,978
95,000		Watson Wyatt Worldwide, Inc.	4,542,900
			20,968,049
		Computers: 2.4%
636,882	@	Brocade Communications Systems, Inc.	1,783,270
5,212	@	CACI International, Inc.	235,009
13,212	@	Electronics for Imaging	126,307
280,149	@	Insight Enterprises, Inc.	1,933,028
6,630		Jack Henry & Associates, Inc.	128,688
391,660	@	Mentor Graphics Corp.	2,024,882
101,870		MTS Systems Corp.	2,713,817
			8,945,001
		Cosmetics/Personal Care: 0.5%
260,000		Inter Parfums, Inc.	1,996,800
			1,996,800
		Distribution/Wholesale: 1.6%
28,187	@	Brightpoint, Inc.	122,613
140,000		Houston Wire & Cable Co.	1,303,400
103,780		Owens & Minor, Inc.	3,907,317

See Accompanying Notes to Financial Statements

ING COLUMBIA   PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Distribution/Wholesale (continued)
5,150	@	United Stationers, Inc.	$172,474
8,722		Watsco, Inc.	334,925
			5,840,729
		Diversified Financial Services: 1.6%
6,990		Federated Investors, Inc.	118,550
14,400		Janus Capital Group, Inc.	115,632
250,000	@	Knight Capital Group, Inc.	4,037,500
485,000		National Financial Partners Corp.	1,474,400
6,458	@	Piper Jaffray Cos.	256,770
			6,002,852
		Electric: 3.0%
8,330		Allete, Inc.	268,809
15,350		Avista Corp.	297,483
11,270		Black Hills Corp.	303,839
9,100		CH Energy Group, Inc.	467,649
15,910	@	El Paso Electric Co.	287,812
9,740		Great Plains Energy, Inc.	188,274
6,422		Hawaiian Electric Industries	142,183
95,000		Integrys Energy Group, Inc.	4,083,100
2,692		Maine & Maritimes Corp.	104,584
8,190		MGE Energy, Inc.	270,270
11,660		NorthWestern Corp.	273,660
8,652		UIL Holdings Corp.	259,820
214,000		Westar Energy, Inc.	4,389,140
			11,336,623
		Electrical Components & Equipment: 1.3%
8,222	@	Advanced Energy Industries, Inc.	81,809
8,132		Belden CDT, Inc.	169,796
385,000	@	C&D Technologies, Inc.	1,205,050
26,110	@	GrafTech International Ltd.	217,235
142,200		Insteel Industries, Inc.	1,605,438
390,000	@,@@	JA Solar Holdings Co., Ltd. ADR	1,704,300
			4,983,628
		Electronics: 3.9%
4,252		Analogic Corp.	115,995
4,380		Bel Fuse, Inc.	92,856
21,620	@	Benchmark Electronics, Inc.	276,087
144,000	@	FEI Co.	2,715,840
297,992	@@	Nam Tai Electronics, Inc.	1,638,956
6,362	@	Plexus Corp.	107,836
146,500	@	Rofin-Sinar Technologies, Inc.	3,014,970
114,000	@	Rogers Corp.	3,165,780
98,740	@	Varian, Inc.	3,308,777
4,242		Woodward Governor Co.	97,651
			14,534,748
		Engineering & Construction: 1.3%
14,842	@	Dycom Industries, Inc.	122,001
190,610	@	EMCOR Group, Inc.	4,275,382
10,790		KBR, Inc.	164,008
12,160	@,@@	Khd Humboldt Wedag International	135,827
			4,697,218
		Entertainment: 0.7%
115,000	@	Bally Technologies, Inc.	2,763,450
			2,763,450

Shares			Value
		Environmental Control: 0.0%
16,102	@	Casella Waste Systems, Inc.	$65,696
			65,696
		Food: 3.6%
91,000		Corn Products International, Inc.	2,625,350
5,350		Flowers Foods, Inc.	130,326
11,212	@,@@	Fresh Del Monte Produce, Inc.	251,373
400,000	@	Great Atlantic & Pacific Tea Co.	2,508,000
5,650		J&J Snack Foods Corp.	202,722
3,402		Lancaster Colony Corp.	116,689
11,060		Lance, Inc.	253,716
3,300	@	Ralcorp Holdings, Inc.	192,720
7,532		Ruddick Corp.	208,260
75,000		Sanderson Farms, Inc.	2,592,000
6,070		Spartan Stores, Inc.	141,128
12,020		Weis Markets, Inc.	404,233
9,480		Whole Foods Market, Inc.	89,491
235,000	@	Winn-Dixie Stores, Inc.	3,783,500
			13,499,508
		Forest Products & Paper: 0.7%
15,793	@	Clearwater Paper Corp.	132,503
24,512	@	Mercer International, Inc.	47,063
126,986		Schweitzer-Mauduit International, Inc.	2,542,260
			2,721,826
		Gas: 2.2%
170,000		Atmos Energy Corp.	4,029,000
105,000		New Jersey Resources Corp.	4,131,750
			8,160,750
		Healthcare-Products: 2.8%
121,000	@	Conmed Corp.	2,896,740
73,000	@	Haemonetics Corp.	4,124,500
3,141		Hill-Rom Holdings, Inc.	51,701
210,000		Invacare Corp.	3,259,200
9,457		Steris Corp.	225,928
			10,558,069
		Healthcare-Services: 3.3%
7,700	@	Amsurg Corp.	179,718
180,000	@	Centene Corp.	3,547,800
9,832	@	Gentiva Health Services, Inc.	287,684
5,930	@	Healthspring, Inc.	118,422
214,642	@	Kindred Healthcare, Inc.	2,794,639
112,960	@	Magellan Health Services, Inc.	4,423,514
34,760	@	Novamed, Inc.	120,270
5,480	@	Pediatrix Medical Group, Inc.	173,716
17,512	@	RehabCare Group, Inc.	265,482
19,510	@	Res-Care, Inc.	293,040
9,430	@	US Physical Therapy, Inc.	125,702
			12,329,987
		Home Builders: 0.0%
4,822	@	Cavco Industries, Inc.	129,664
			129,664
		Home Furnishings: 0.1%
5,070		Ethan Allen Interiors, Inc.	72,856
10,890		Furniture Brands International, Inc.	24,067
5,204	@	Universal Electronics, Inc.	84,409
			181,332

See Accompanying Notes to Financial Statements

ING COLUMBIA   PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Household Products/Wares: 2.2%
22,412		American Greetings Corp.	$169,659
6,162		CSS Industries, Inc.	109,314
230,000	@	Helen of Troy Ltd.	3,992,800
173,000		Tupperware Corp.	3,927,100
			8,198,873
		Insurance: 7.9%
288,000		AMBAC Financial Group, Inc.	374,400
135,000	@,@@	Argo Group International Holdings Ltd.	4,579,194
150,000		Arthur J. Gallagher & Co.	3,886,500
148,000	@@	Aspen Insurance Holdings Ltd.	3,589,000
10,362		Baldwin & Lyons, Inc.	188,485
18,982	@	CNA Surety Corp.	364,454
95,800		Delphi Financial Group	1,766,552
11,179	@	eHealth, Inc.	148,457
11,340		EMC Insurance Group, Inc.	290,871
8,534		FBL Financial Group, Inc.	131,850
91,000		First American Corp.	2,628,990
19,525		Genworth Financial, Inc.	55,256
6,180		Harleysville Group, Inc.	214,631
22,672		Horace Mann Educators Corp.	208,356
261,800		MGIC Investment Corp.	911,064
1,150		National Western Life Insurance Co.	194,546
6,130	@	Navigators Group, Inc.	336,598
53,000		NYMAGIC, Inc.	1,009,650
45,972		Phoenix Cos., Inc.	150,328
128,000	@@	Platinum Underwriters Holdings Ltd.	4,618,240
49,772	@,@@	RAM Holdings Ltd.	18,416
3,922		RLI Corp.	239,870
8,252		Safety Insurance Group, Inc.	314,071
11,392		Selective Insurance Group	261,219
11,942		Stewart Information Services Corp.	280,518
36,107	@,@@	United America Indemnity Ltd.	462,531
4,337		United Fire & Casualty Co.	134,751
80,000		Zenith National Insurance Corp.	2,525,600
			29,884,398
		Internet: 0.0%
6,652		Nutri/System, Inc.	97,053
			97,053
		Investment Companies: 0.7%
269,800		Apollo Investment Corp.	2,511,838
27,430		Medallion Financial Corp.	209,291
			2,721,129
		Iron/Steel: 0.8%
5,450		Carpenter Technology Corp.	111,943
3,980		Schnitzer Steel Industries, Inc.	149,847
230,000		Steel Dynamics, Inc.	2,571,400
			2,833,190
		Leisure Time: 0.0%
19,365		Brunswick Corp.	81,527
			81,527
		Machinery-Construction & Mining: 0.1%
5,439	@	Astec Industries, Inc.	170,404
			170,404

Shares			Value
		Machinery-Diversified: 0.5%
79,000	@	AGCO Corp.	$1,863,610
5,040	@	Kadant, Inc.	67,939
6,750		Robbins & Myers, Inc.	109,148
			2,040,697
		Media: 0.8%
275,000		World Wrestling Entertainment, Inc.	3,047,000
			3,047,000
		Metal Fabricate/Hardware: 0.1%
4,942	@	Haynes International, Inc.	121,672
4,459	@	LB Foster Co.	139,478
16,292		Worthington Industries	179,538
			440,688
		Mining: 0.1%
20,175	@@	Harry Winston Diamon Corp.	92,603
12,990	@	RTI International Metals, Inc.	185,887
			278,490
		Miscellaneous Manufacturing: 0.8%
2,645		Ameron International Corp.	166,423
95,000	@	AZZ, Inc.	2,384,500
10,362	@	EnPro Industries, Inc.	223,197
6,908		Freightcar America, Inc.	126,209
4,390		Harsco Corp.	121,515
13,972		Movado Group, Inc.	131,197
			3,153,041
		Oil & Gas: 1.2%
4,042	@	Comstock Resources, Inc.	190,985
200,000	@	EXCO Resources, Inc.	1,812,000
12,330		Holly Corp.	224,776
5,392		Patterson-UTI Energy, Inc.	62,062
71,672	@	Stone Energy Corp.	789,825
88,002	@	Swift Energy Co.	1,479,314
			4,558,962
		Oil & Gas Services: 0.9%
163,000	@	Complete Production Services, Inc.	1,328,450
3,850		Lufkin Industries, Inc.	132,825
109,000	@	Oil States International, Inc.	2,037,210
16,690	@	T.G.C. Industries, Inc.	34,548
			3,533,033
		Packaging & Containers: 2.1%
185,000	@	Crown Holdings, Inc.	3,552,000
4,042		Greif, Inc. - Class A	135,124
9,550		Greif, Inc. - Class B	324,700
9,420		Packaging Corp. of America	126,793
107,000		Rock-Tenn Co.	3,657,260
			7,795,877
		Pharmaceuticals: 0.8%
7,590	@	NBTY, Inc.	118,784
172,312	@	PharMerica Corp.	2,700,129
			2,818,913
		Real Estate: 0.0%
4,066	@	Avatar Holdings, Inc.	107,830
			107,830

See Accompanying Notes to Financial Statements

ING COLUMBIA   PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Retail: 3.9%
17,216	@	America's Car-Mart, Inc.	$237,753
30,111	@	Benihana, Inc. - Class A	63,233
6,880	@	BJ's Wholesale Club, Inc.	235,709
8,220		Bob Evans Farms, Inc.	167,935
270,000		Brown Shoe Co., Inc.	2,286,900
5,260		Casey's General Stores, Inc.	119,770
12,702		Cash America International, Inc.	347,400
6,740	@	CEC Entertainment, Inc.	163,445
10,630		Foot Locker, Inc.	78,024
375,800	@	HOT Topic, Inc.	3,483,666
7,040	@	Jack in the Box, Inc.	155,514
10,982		Landry's Restaurants, Inc.	127,391
235,000		Nu Skin Enterprises, Inc.	2,451,050
22,270		OfficeMax, Inc.	170,143
170,000	@	Papa John's International, Inc.	3,133,100
6,230		Phillips-Van Heusen	125,410
700,000	@	Pier 1 Imports, Inc.	259,000
7,900	@	Red Robin Gourmet Burgers, Inc.	132,957
7,936		Regis Corp.	115,310
20,242	@	Saks, Inc.	88,660
11,110	@	Shoe Carnival, Inc.	106,101
140,000		Sonic Automotive, Inc.	557,200
7,390	@	Zale Corp.	24,609
			14,630,280
		Savings & Loans: 2.4%
19,292		BankFinancial Corp.	196,585
23,362	@	Beneficial Mutual Bancorp, Inc.	262,823
291,300		Brookline Bancorp., Inc.	3,102,345
18,970		Clifton Savings Bancorp, Inc.	224,984
12,652		ESSA Bancorp, Inc.	178,773
240,000		First Niagara Financial Group, Inc.	3,880,800
150		Flagstar Bancorp., Inc.	107
24,232		Home Federal Bancorp, Inc.	259,767
13,140		Northfield Bancorp, Inc.	147,825
15,632		United Financial Bancorp, Inc.	236,668
16,760		Washington Federal, Inc.	250,730
28,140		Westfield Financial, Inc.	290,405
			9,031,812
		Semiconductors: 1.7%
15,342	@	Actel Corp.	179,808
8,130	@	ATMI, Inc.	125,446
17,352	@	Emulex Corp.	121,117
25,182	@	Fairchild Semiconductor International, Inc.	123,140
287,295		IXYS Corp.	2,373,057
29,222	@	Kulicke & Soffa Industries, Inc.	49,677
29,580	@	Mattson Technology, Inc.	41,708
8,340	@	MKS Instruments, Inc.	123,349
11,512	@	QLogic Corp.	154,721
424,660	@	Skyworks Solutions, Inc.	2,352,616
7,810	@	Standard Microsystems Corp.	127,615
260,000	@	Ultra Clean Holdings	522,600
3,220	@	Varian Semiconductor Equipment Associates, Inc.	58,346
15,831	@	Zoran Corp.	108,126
			6,461,326
		Software: 1.3%
270,000	@	Ariba, Inc.	1,946,700
9,492	@	CSG Systems International	165,825
456,229	@	Lawson Software, Inc.	2,162,525

Shares			Value
21,950	@	MSCSoftware Corp.	$146,626
5,760	@	Progress Software Corp.	110,938
4,400	@	SPSS, Inc.	118,624
10,582	@	Sybase, Inc.	262,116
			4,913,354
		Telecommunications: 0.9%
21,010	@	ADC Telecommunications, Inc.	114,925
13,720	@	Anaren, Inc.	163,954
6,750	@	Anixter International, Inc.	203,310
7,350		Black Box Corp.	191,982
16,000	@	Ciena Corp.	107,200
1,010,000	@	Cincinnati Bell, Inc.	1,949,300
2,760	@	Comtech Telecommunications	126,463
13,590	@	CPI International, Inc.	117,689
17,182	@	Syniverse Holdings, Inc.	205,153
42,690	@	Tellabs, Inc.	175,883
12,642		Warwick Valley Telephone Co.	115,548
			3,471,407
		Transportation: 2.3%
226,726		General Maritime Corp.	2,448,641
6,662	@	Genesee & Wyoming, Inc.	203,191
12,652		Heartland Express, Inc.	199,396
7,550		Knight Transportation, Inc.	121,706
94,670	@@	Nordic American Tanker Shipping	3,195,113
2,332		Ryder System, Inc.	90,435
5,262		Tidewater, Inc.	211,901
124,962		Werner Enterprises, Inc.	2,166,841
			8,637,224
		Trucking & Leasing: 0.9%
110,000		GATX Corp.	3,406,700
			3,406,700
		Water: 0.0%
4,830	@	Pico Holdings, Inc.	128,381
			128,381
		Total Common Stock (Cost $448,203,406)	337,701,760
REAL ESTATE INVESTMENT TRUSTS: 8.0%
		Apartments: 0.8%
86,000		Mid-America Apartment Communities, Inc.	3,195,760
			3,195,760
		Diversified: 0.9%
99,000		Digital Realty Trust, Inc.	3,252,150
11,850		Duke Realty Corp.	129,876
17,732		DuPont Fabros Technology, Inc.	36,705
			3,418,731
		Health Care: 2.3%
178,000		LTC Properties, Inc.	3,609,840
9,980		National Health Investors, Inc.	273,751
275,000		Omega Healthcare Investors, Inc.	4,391,750
8,340		Universal Health Realty Income Trust	274,469
			8,549,810

See Accompanying Notes to Financial Statements

ING COLUMBIA   PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares		Value
	Hotels: 0.8%
36,732	DiamondRock Hospitality Co.	$186,231
245,695	LaSalle Hotel Properties	2,714,930
21,200	Sunstone Hotel Investors, Inc.	131,228
		3,032,389
	Manufactured Homes: 0.1%
16,792	Sun Communities, Inc.	235,088
		235,088
	Mortgage: 0.7%
249,159	Capstead Mortgage Corp.	2,683,442
		2,683,442
	Office Property: 1.2%
65,000	Alexandria Real Estate Equities, Inc.	3,922,100
23,810	Franklin Street Properties Corp.	351,198
3,310	Mack-Cali Realty Corp.	81,095
		4,354,393
	Paper & Related Products: 0.1%
11,632	Potlatch Corp.	302,548
		302,548
	Shopping Centers: 0.9%
89,000	Tanger Factory Outlet Centers, Inc.	3,348,180
15,372	Urstadt Biddle Properties, Inc.	244,876
		3,593,056
	Single Tenant: 0.1%
7,752	Getty Realty Corp.	163,257
13,260	Realty Income Corp.	306,969
		470,226
	Warehouse/Industrial: 0.1%
40,562	DCT Industrial Trust, Inc.	205,244
		205,244
	Total Real Estate Investment Trusts (Cost $34,843,618)	30,040,687
	Total Long-Term Investments (Cost $483,047,024)	367,742,447

SHORT-TERM INVESTMENTS: 1.8%
	Affiliated Mutual Fund: 1.8%
6,762,892	ING Institutional Prime Money Market Fund - Class I	6,762,892
Total Short-Term Investments (Cost $6,762,892)		6,762,892

Total Investments in Securities (Cost $489,809,916)*	99.5%	$374,505,339
Other Assets and Liabilities - Net	0.5	1,920,276
Net Assets	100.0%	$376,425,615

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

*  Cost for federal income tax purposes is $497,345,257.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$8,765,224
Gross Unrealized Depreciation	(131,605,142)
Net Unrealized Depreciation	$(122,839,918)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$374,505,339	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$374,505,339	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DAVIS NEW YORK VENTURE PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 89.8%
		Agriculture: 3.5%
14,500		Altria Group, Inc.	$218,370
280,302		Philip Morris International, Inc.	12,195,940
			12,414,310
		Auto Manufacturers: 0.1%
15,760		Paccar, Inc.	450,736
			450,736
		Banks: 12.2%
330,650		Bank of New York Mellon Corp.	9,367,315
135,360		Citigroup, Inc.	908,266
12,900		Goldman Sachs Group, Inc.	1,088,631
469,400		JPMorgan Chase & Co.	14,800,182
17,100		Morgan Stanley	274,284
18,950		State Street Corp.	745,304
101,090		Wachovia Corp.	560,039
519,340		Wells Fargo & Co.	15,310,138
			43,054,159
		Beverages: 2.3%
95,000	@@	Diageo PLC ADR	5,390,300
92,600	@@	Heineken Holding NV	2,645,081
			8,035,381
		Building Materials: 0.6%
22,300		Martin Marietta Materials, Inc.	2,164,884
			2,164,884
		Chemicals: 0.5%
24,500		Monsanto Co.	1,723,575
			1,723,575
		Coal: 0.3%
1,390,500	@@	China Coal Energy Co. - Shares H	1,123,740
			1,123,740
		Commercial Services: 4.4%
468,010	@@	Cosco Pacific Ltd.	481,192
286,000		H&R Block, Inc.	6,497,920
238,650	@	Iron Mountain, Inc.	5,901,815
102,800		Moody's Corp.	2,065,252
12,400		Visa, Inc.	650,380
			15,596,559
		Computers: 1.5%
103,300	@	Dell, Inc.	1,057,792
117,700		Hewlett-Packard Co.	4,271,333
			5,329,125
		Cosmetics/Personal Care: 2.2%
39,260		Avon Products, Inc.	943,418
109,150		Procter & Gamble Co.	6,747,653
			7,691,071
		Diversified Financial Services: 3.3%
484,220		American Express Co.	8,982,282
69,830		Ameriprise Financial, Inc.	1,631,229
33,600		Discover Financial Services	320,208
101,800	@	E*Trade Financial Corp.	117,070
50,285		Merrill Lynch & Co., Inc.	585,317
			11,636,106

Shares			Value
		Electric: 0.4%
160,200	@	AES Corp.	$1,320,048
			1,320,048
		Electronics: 1.2%
157,468	@	Agilent Technologies, Inc.	2,461,225
20,900	@@	Garmin Ltd.	400,653
79,535	@@	Tyco Electronics Ltd.	1,289,262
			4,151,140
		Engineering & Construction: 0.1%
33,170	@@	ABB Ltd. ADR	497,882
			497,882
		Food: 0.4%
28,950		Hershey Co.	1,005,723
30,100		Whole Foods Market, Inc.	284,144
			1,289,867
		Food Service: 0.0%
5,486	X	FHC Delaware, Inc.	55
			55
		Forest Products & Paper: 0.5%
239,000	@,@@	Sino-Forest Corp.	1,910,838
			1,910,838
		Healthcare-Products: 0.6%
36,800		Johnson & Johnson	2,201,744
			2,201,744
		Healthcare-Services: 1.4%
188,400		UnitedHealth Group, Inc.	5,011,440
			5,011,440
		Holding Companies-Diversified: 0.5%
918,166	@@	China Merchants Holdings International Co., Ltd.	1,793,116
			1,793,116
		Housewares: 0.1%
13,500	@@	Hunter Douglas NV	444,432
			444,432
		Insurance: 10.6%
372,450		American International Group, Inc.	584,747
142	@	Berkshire Hathaway, Inc. - Class A	13,717,200
168	@	Berkshire Hathaway, Inc. - Class B	539,952
7,555	@@	Everest Re Group Ltd.	575,238
286,149		Loews Corp.	8,083,709
930	@	Markel Corp.	278,070
28,060		MBIA, Inc.	114,204
242,600	@@	Nipponkoa Insurance Co., Ltd.	1,887,381
31,700		Principal Financial Group, Inc.	715,469
497,080		Progressive Corp.	7,361,755
17,000	@@	Sun Life Financial, Inc.	393,380
77,070		Transatlantic Holdings, Inc.	3,087,424
			37,338,529

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DAVIS NEW YORK VENTURE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Internet: 1.8%
35,150	@	Amazon.com, Inc.	$1,802,492
50,170	@	eBay, Inc.	700,373
12,011	@	Google, Inc. - Class A	3,695,184
70,200	@	Liberty Media Corp. - Interactive - Class A	219,024
			6,417,073
		Leisure Time: 0.5%
111,500		Harley-Davidson, Inc.	1,892,155
			1,892,155
		Media: 4.9%
486,471		Comcast Corp. - Special Class A	7,856,507
253,100	@@	Grupo Televisa SA ADR	3,781,314
10,500	@@	Lagardere SCA	426,596
56,760	@	Liberty Media Corp. - Entertainment	992,165
421,770		News Corp. - Class A	3,833,889
8,000	@@	WPP PLC ADR	236,720
			17,127,191
		Mining: 1.5%
53,500	@@	BHP Billiton PLC	1,037,665
22,500	@@	Rio Tinto PLC	500,098
52,650		Vulcan Materials Co.	3,663,387
			5,201,150
		Miscellaneous Manufacturing: 0.9%
20,100	@@	Siemens AG	1,516,355
82,165	@@	Tyco International Ltd.	1,774,764
			3,291,119
		Oil & Gas: 14.9%
142,810	@@	Canadian Natural Resources Ltd.	5,709,544
273,100		ConocoPhillips	14,146,580
177,920		Devon Energy Corp.	11,691,123
138,700		EOG Resources, Inc.	9,234,646
163,130		Occidental Petroleum Corp.	9,786,169
1,600	@,@@	OGX Petroleo e Gas Participacoes SA	360,899
36,376	@	Transocean, Ltd.	1,718,766
			52,647,727
		Packaging & Containers: 1.4%
323,994		Sealed Air Corp.	4,840,470
			4,840,470
		Pharmaceuticals: 3.0%
62,300		Cardinal Health, Inc.	2,147,481
69,920	@	Express Scripts, Inc.	3,844,202
258,555		Schering-Plough Corp.	4,403,192
			10,394,875
		Real Estate: 0.6%
64,648	@@	Brookfield Asset Management, Inc. - Class A	987,175
412,000	@@	Hang Lung Group Ltd.	1,258,597
			2,245,772
		Retail: 8.2%
141,600	@	Bed Bath & Beyond, Inc.	3,599,472
121,700	@	Carmax, Inc.	958,996

Shares			Value
294,225		Costco Wholesale Corp.	$15,446,813
191,127		CVS Caremark Corp.	5,492,990
83,050		Lowe's Cos., Inc.	1,787,236
16,850	@	Sears Holding Corp.	654,960
49,200		Staples, Inc.	881,664
			28,822,131
		Semiconductors: 1.6%
361,050		Texas Instruments, Inc.	5,603,496
			5,603,496
		Software: 1.7%
309,840		Microsoft Corp.	6,023,290
			6,023,290
		Telecommunications: 0.7%
121,480	@	Cisco Systems, Inc.	1,980,124
274,900		Sprint Nextel Corp.	503,067
			2,483,191
		Transportation: 1.4%
738,000	@@	China Shipping Development Co., Ltd.	743,693
38,357	@@	Kuehne & Nagel International AG	2,484,318
33,340		United Parcel Service, Inc. - Class B	1,839,034
			5,067,045
Total Common Stock (Cost $471,236,793)			317,235,422
Principal Amount			Value
CONVERTIBLE BONDS: 0.1%
		Forest Products & Paper: 0.1%
$649,000	@@,#,I	Sino-Forest Corp., 5.000%, due 08/01/13	464,035
Total Convertible Bonds (Cost $649,000)			464,035
Total Long-Term Investments (Cost $471,885,793)			317,699,457

SHORT-TERM INVESTMENTS: 9.0%
	Commercial Paper: 9.0%
15,248,000	Sanpaolo IMI U.S. Financial Co., 0.350%, due 01/05/09	15,247,259
16,360,000	Toyota Motor Credit Corp., 0.100%, due 01/02/09	16,359,909
Total Short-Term Investments (Cost $31,607,168)		31,607,168

Total Investments in Securities (Cost $503,492,961)*	98.9%	$349,306,625
Other Assets and Liabilities - Net	1.1	3,976,935
Net Assets	100.0%	$353,283,560

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING DAVIS NEW YORK VENTURE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I  Illiquid security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $505,990,652.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,069,791
Gross Unrealized Depreciation	(157,753,818)
Net Unrealized Depreciation	$(156,684,027)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$295,502,803	$—
Level 2 — Other Significant Observable Inputs	53,803,767	—
Level 3 — Significant Unobservable Inputs	55	—
Total	$349,306,625	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 12/31/07	$55	$—
Net Purchases/(Sales)	—	—
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Appreciation/(Depreciation)	—	—
Net Transfers In/(Out) of Level 3	—	—
Ending Balance at 12/31/08	$55	$—

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $—. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 90.2%
		Advertising: 1.2%
145,501	@,L	Clear Channel Outdoor Holdings, Inc.	$894,832
22,600	@,L	Lamar Advertising Co.	283,856
31,600		Omnicom Group	850,672
			2,029,360
		Aerospace/Defense: 1.7%
34,200	@,L	Alliant Techsystems, Inc.	2,932,992
			2,932,992
		Agriculture: 0.7%
22,800		Lorillard, Inc.	1,284,780
			1,284,780
		Apparel: 1.7%
20,100	L	Columbia Sportswear Co.	710,937
41,600		VF Corp.	2,278,432
			2,989,369
		Auto Manufacturers: 0.2%
34,200		Oshkosh Truck Corp.	304,038
			304,038
		Auto Parts & Equipment: 0.6%
60,000		WABCO Holdings, Inc.	947,400
			947,400
		Banks: 4.8%
47,300	L	Cullen/Frost Bankers, Inc.	2,397,164
47,251	L	M&T Bank Corp.	2,712,680
11,900		Northern Trust Corp.	620,466
177,313	L	Synovus Financial Corp.	1,471,698
51,800	L	Wilmington Trust Corp.	1,152,032
			8,354,040
		Beverages: 0.5%
16,275		Brown-Forman Corp.	838,000
			838,000
		Building Materials: 0.6%
60,800	@,L	Owens Corning, Inc.	1,051,840
			1,051,840
		Chemicals: 4.8%
14,700		Air Products & Chemicals, Inc.	738,969
113,408		Albemarle Corp.	2,528,998
45,100		PPG Industries, Inc.	1,913,593
27,800		Sherwin-Williams Co.	1,661,050
33,700		Sigma-Aldrich Corp.	1,423,488
			8,266,098
		Commercial Services: 1.4%
27,200		H&R Block, Inc.	617,984
64,084		Total System Services, Inc.	897,176
58,600		Western Union Co.	840,324
			2,355,484
		Computers: 1.7%
108,700		Jack Henry & Associates, Inc.	2,109,867
58,800	@	NCR Corp.	831,432
			2,941,299

Shares			Value
		Distribution/Wholesale: 1.8%
80,500		Genuine Parts Co.	$3,047,730
			3,047,730
		Diversified Financial Services: 1.1%
11,100	@	Affiliated Managers Group, Inc.	465,312
40,300	L	T. Rowe Price Group, Inc.	1,428,232
			1,893,544
		Electric: 9.8%
130,092		American Electric Power Co., Inc.	4,329,462
266,300		CMS Energy Corp.	2,692,293
31,300		FirstEnergy Corp.	1,520,554
80,519		Pacific Gas & Electric Co.	3,116,890
120,000		Westar Energy, Inc.	2,461,200
154,500		Xcel Energy, Inc.	2,865,975
			16,986,374
		Electronics: 3.4%
72,700		Amphenol Corp.	1,743,346
119,800	@	Arrow Electronics, Inc.	2,257,032
113,300	@@	Tyco Electronics Ltd.	1,836,593
			5,836,971
		Environmental Control: 1.8%
126,450		Republic Services, Inc.	3,134,696
			3,134,696
		Food: 3.5%
36,900		JM Smucker Co.	1,599,984
165,800		Safeway, Inc.	3,941,066
28,300		Supervalu, Inc.	413,180
			5,954,230
		Gas: 1.8%
104,600		Energen Corp.	3,067,918
			3,067,918
		Healthcare-Products: 1.2%
31,000		Becton Dickinson & Co.	2,120,090
			2,120,090
		Healthcare-Services: 2.4%
44,500	@	Community Health Systems, Inc.	648,810
87,700	@	Coventry Health Care, Inc.	1,304,976
79,100	@	Lincare Holdings, Inc.	2,130,163
			4,083,949
		Household Products/Wares: 3.0%
28,300		Clorox Co.	1,572,348
76,800		Fortune Brands, Inc.	3,170,304
38,800	@	Jarden Corp.	446,200
			5,188,852
		Insurance: 12.1%
116,650		Assurant, Inc.	3,499,500
124,161		Cincinnati Financial Corp.	3,609,360
34,300	@@	Everest Re Group Ltd.	2,611,602
391,950		Old Republic International Corp.	4,672,043
163,500	I	OneBeacon Insurance Group Ltd.	1,706,940
96,200	L	Principal Financial Group, Inc.	2,171,234
86,200		WR Berkley Corp.	2,672,200
			20,942,879

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Lodging: 1.3%
118,900		Marriott International, Inc.	$2,312,605
			2,312,605
		Media: 2.3%
87,900		Cablevision Systems Corp.	1,480,236
22,400		Scripps Networks Interactive - Class A	492,800
5,040	L	Washington Post	1,966,860
			3,939,896
		Metal Fabricate/Hardware: 0.9%
25,280		Precision Castparts Corp.	1,503,654
			1,503,654
		Mining: 0.6%
32,500	@	Century Aluminum Co.	325,000
9,700	L	Vulcan Materials Co.	674,926
			999,926
		Miscellaneous Manufacturing: 2.1%
90,800		Carlisle Cos., Inc.	1,879,560
53,300		Dover Corp.	1,754,636
			3,634,196
		Oil & Gas: 3.4%
123,000	@	CVR Energy, Inc.	492,000
32,400		Devon Energy Corp.	2,129,004
55,200		Equitable Resources, Inc.	1,851,960
42,400		Questar Corp.	1,386,056
			5,859,020
		Oil & Gas Services: 0.4%
96,900	@	Helix Energy Solutions Group, Inc.	701,556
			701,556
		Packaging & Containers: 1.8%
76,600		Ball Corp.	3,185,794
			3,185,794
		Pharmaceuticals: 0.9%
67,100	@,L	VCA Antech, Inc.	1,333,948
19,600	@	Warner Chilcott Ltd.	284,200
			1,618,148
		Pipelines: 3.1%
48,007	@	Kinder Morgan Management, LLC	1,919,320
41,600		Oneok, Inc.	1,211,392
157,397		Williams Cos., Inc.	2,279,109
			5,409,821
		Real Estate: 0.8%
185,750	@@	Brookfield Properties Co.	1,435,848
			1,435,848
		Retail: 5.3%
116,523	@,L	Autonation, Inc.	1,151,247
14,150	@,L	Autozone, Inc.	1,973,501
16,500	@	Bed Bath & Beyond, Inc.	419,430
77,900		Burger King Holdings, Inc.	1,860,252
82,300		Staples, Inc.	1,474,816

Shares			Value
64,900	L	Tiffany & Co.	$1,533,587
35,500		TJX Cos., Inc.	730,235
			9,143,068
		Savings & Loans: 1.2%
114,000	L	People's United Financial, Inc.	2,032,620
			2,032,620
		Telecommunications: 2.7%
43,000		CenturyTel, Inc.	1,175,190
100,900		Telephone & Data Systems, Inc.	2,835,290
78,521		Windstream Corp.	722,393
			4,732,873
		Transportation: 1.1%
98,500	@@,L	Teekay Shipping Corp.	1,935,525
			1,935,525
		Water: 0.5%
39,800		American Water Works Co., Inc.	831,024
			831,024
Total Common Stock (Cost $219,123,060)			155,827,507
REAL ESTATE INVESTMENT TRUSTS: 5.7%
		Diversified: 1.4%
40,900		Vornado Realty Trust	2,468,315
			2,468,315
		Forestry: 0.3%
14,600		Plum Creek Timber Co., Inc.	507,204
			507,204
		Health Care: 0.5%
23,500		Ventas, Inc.	788,895
			788,895
		Paper & Related Products: 0.3%
16,166		Rayonier, Inc.	506,804
			506,804
		Shopping Centers: 2.4%
116,900		Kimco Realty Corp.	2,136,932
45,000		Regency Centers Corp.	2,101,500
			4,238,432
		Storage: 0.8%
17,600		Public Storage, Inc.	1,399,200
			1,399,200
Total Real Estate Investment Trusts (Cost $11,124,480)			9,908,850
Total Long-Term Investments (Cost $230,247,540)			165,736,357
SHORT-TERM INVESTMENTS: 11.2%
		Affiliated Mutual Fund: 3.6%
6,263,329		ING Institutional Prime Money Market Fund - Class I	6,263,329
Total Mutual Fund (Cost $6,263,329)			6,263,329

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING JPMORGAN MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount		Value
	Securities Lending Collateralcc: 7.6%
$13,247,554	Bank of New York Mellon Corp. Institutional Cash Reserves	$13,084,960
Total Securities Lending Collateral (Cost $13,247,554)		13,084,960
Total Short-Term Investments (Cost $19,510,883)		19,348,289

Total Investments in Securities (Cost $249,758,423)*	107.1%	$185,084,646
Other Assets and Liabilities - Net	(7.1)	(12,341,655)
Net Assets	100.0%	$172,742,991

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $254,787,976.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,813,695
Gross Unrealized Depreciation	(71,517,025)
Net Unrealized Depreciation	$(69,703,330)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$171,999,686	$—
Level 2 — Other Significant Observable Inputs	13,084,960	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$185,084,646	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS   PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 96.2%
		Aerospace/Defense: 4.2%
310,500		L-3 Communications Holdings, Inc.	$22,908,690
			22,908,690
		Banks: 0.0%
2,696		Goldman Sachs Group, Inc.	227,515
			227,515
		Biotechnology: 26.0%
739,190	@	Amgen, Inc.	42,688,223
916,200	@	Biogen Idec, Inc.	43,638,606
746,070	@	Genzyme Corp.	49,516,666
192,300	@	Vertex Pharmaceuticals, Inc.	5,842,074
			141,685,569
		Computers: 1.6%
31,500	@	LaserCard Corp.	114,660
578,800	@	Sandisk Corp.	5,556,480
637,166		Seagate Technology, Inc.	2,822,645
83,100		Seagate Technology, Inc. - Escrow	1
			8,493,786
		Diversified Financial Services: 0.8%
121,200		Cohen & Steers, Inc.	1,331,988
262,870		Merrill Lynch & Co., Inc.	3,059,807
			4,391,795
		Electronics: 1.7%
40,000	@	Dolby Laboratories, Inc.	1,310,400
500,848	@@	Tyco Electronics Ltd.	8,118,746
			9,429,146
		Engineering & Construction: 0.2%
18,240		Fluor Corp.	818,429
			818,429
		Entertainment: 0.0%
9,410	@	Ascent Media Corp.	205,514
			205,514
		Healthcare-Products: 4.2%
216,900	@	BioMimetic Therapeutics, Inc.	1,999,818
475,848	@@	Covidien Ltd.	17,244,732
65,000		Johnson & Johnson	3,888,950
			23,133,500
		Healthcare-Services: 6.1%
1,248,500		UnitedHealth Group, Inc.	33,210,100
			33,210,100
		Internet: 0.4%
748,275	@	Liberty Media Corp. - Interactive - Class A	2,334,618
			2,334,618
		Media: 16.5%
1,223,700		Cablevision Systems Corp.	20,607,107
176,805		CBS Corp. - Class B	1,448,033
166,450		Comcast Corp. - Class A	2,809,676
2,016,285		Comcast Corp. - Special Class A	32,563,003

Shares			Value
94,105	@	Discovery Communications, Inc. - Class A	$1,332,527
94,105	@	Discovery Communications, Inc. - Class C	1,260,066
59,346	@	Liberty Global, Inc.	944,788
60,213	@	Liberty Global, Inc. - Series C	914,033
154,855	@	Liberty Media Corp. - Capital Shares A	729,367
619,420	@	Liberty Media Corp. - Entertainment	10,827,462
2,466,720	@	Sirius XM Radio, Inc.	296,006
116,805	@	Viacom - Class B	2,226,303
585,500		Walt Disney Co.	13,284,995
91,300		World Wrestling Entertainment, Inc.	1,011,604
			90,254,970
		Miscellaneous Manufacturing: 4.1%
397,300		Pall Corp.	11,295,239
500,848	@@	Tyco International Ltd.	10,818,317
			22,113,556
		Oil & Gas: 9.2%
1,306,000		Anadarko Petroleum Corp.	50,346,300
			50,346,300
		Oil & Gas Services: 6.1%
386,459	@	National Oilwell Varco, Inc.	9,445,058
2,207,600	@	Weatherford International Ltd.	23,886,232
			33,331,290
		Pharmaceuticals: 8.6%
132,500	@	Alkermes, Inc.	1,411,125
1,302,044	@	Forest Laboratories, Inc.	33,163,061
92,400	@	Isis Pharmaceuticals, Inc.	1,310,232
65,832	@@	Teva Pharmaceutical Industries Ltd. ADR	2,802,468
365,600	@	Valeant Pharmaceuticals International	8,372,240
			47,059,126
		Retail: 0.1%
188,300	@	Charming Shoppes, Inc.	459,452
			459,452
		Semiconductors: 3.6%
624,800	@	Broadcom Corp.	10,602,856
114,000	@	Cree, Inc.	1,809,180
84,600	@	DSP Group, Inc.	678,492
434,100		Intel Corp.	6,363,906
			19,454,434
		Software: 1.8%
95,800	@	Advent Software, Inc.	1,913,126
320,400	@	Autodesk, Inc.	6,295,860
91,900		Microsoft Corp.	1,786,536
			9,995,522
		Telecommunications: 1.0%
114,527	@	Arris Group, Inc.	910,490
294,900	@@	Nokia OYJ ADR	4,600,440
			5,510,930
Total Common Stock (Cost $630,134,925)			525,364,242

See Accompanying Notes to Financial Statements

ING LEGG MASON PARTNERS   PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares		Value
EXCHANGE-TRADED FUNDS: 1.6%
	Exchange-Traded Funds: 1.6%
138,800	Powershares QQQ	$4,127,912
158,000	Proshares Ultra Oil & Gas	4,564,620
Total Exchange-Traded Funds (Cost $10,039,095)		8,692,532
Total Long-Term Investments (Cost $640,174,020)		534,056,774
SHORT-TERM INVESTMENTS: 2.0%
	Affiliated Mutual Fund: 2.0%
10,685,626	ING Institutional Prime Money Market Fund - Class I	10,685,626
Total Mutual Fund (Cost $10,685,626)		10,685,626

Principal Amount		Value
	Institutional Cash Reserves: 0.0%
$154,628	Bank of New York Mellon Corp. Institutional Cash Reserves	123,703
Total Institutional Cash Reserves (Cost $154,628)		123,703
Total Short-Term Investments (Cost $10,840,254)		10,809,329

Total Investments in Securities (Cost $651,014,274)*	99.8%	$544,866,103
Other Assets and Liabilities - Net	0.2	957,400
Net Assets	100.0%	$545,823,503

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

*  Cost for federal income tax purposes is $651,438,657.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$34,475,503
Gross Unrealized Depreciation	(141,048,056)
Net Unrealized Depreciation	$(106,572,553)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$544,742,400	$—
Level 2 — Other Significant Observable Inputs	123,703	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$544,866,103	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING NEUBERGER   PORTFOLIO OF INVESTMENTS
BERMAN PARTNERS PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 94.1%
		Aerospace/Defense: 1.8%
61,100		L-3 Communications Holdings, Inc.	$4,507,958
			4,507,958
		Banks: 5.4%
88,700		Bank of America Corp.	1,248,896
79,000		Bank of New York Mellon Corp.	2,238,070
481,800		Citigroup, Inc.	3,232,878
57,550		Goldman Sachs Group, Inc.	4,856,645
126,800		Morgan Stanley	2,033,872
			13,610,361
		Beverages: 3.5%
342,242	@	Constellation Brands, Inc.	5,397,156
207,300	@	Dr Pepper Snapple Group, Inc.	3,368,625
			8,765,781
		Coal: 1.8%
112,800		Peabody Energy Corp.	2,566,200
107,400		Walter Industries, Inc.	1,880,574
			4,446,774
		Commercial Services: 3.8%
131,650		Lender Processing Services, Inc.	3,877,093
276,200		Moody's Corp.	5,548,858
			9,425,951
		Computers: 1.9%
105,100	@	Affiliated Computer Services, Inc.	4,829,345
			4,829,345
		Diversified Financial Services: 3.8%
203,300		American Express Co.	3,771,215
405,300		Invesco Ltd.	5,852,532
			9,623,747
		Electric: 3.6%
78,900		FirstEnergy Corp.	3,832,962
217,000	@	NRG Energy, Inc.	5,062,610
			8,895,572
		Electrical Components & Equipment: 2.2%
102,500	@	Energizer Holdings, Inc.	5,549,350
			5,549,350
		Engineering & Construction: 5.0%
252,300	@@	ABB Ltd. ADR	3,787,023
344,500	@@	Chicago Bridge & Iron Co. NV	3,462,225
203,200		KBR, Inc.	3,088,640
228,200	@	McDermott International, Inc.	2,254,616
			12,592,504
		Healthcare-Products: 1.2%
37,300	@@	Covidien Ltd.	1,351,752
43,600	@	Zimmer Holdings, Inc.	1,762,312
			3,114,064
		Healthcare-Services: 4.3%
204,600		Aetna, Inc.	5,831,100
117,300	@	WellPoint, Inc.	4,941,849
			10,772,949

Shares			Value
		Home Builders: 1.6%
8,700	@	NVR, Inc.	$3,969,375
			3,969,375
		Insurance: 6.3%
158,300		Assurant, Inc.	4,749,000
2,500	@	Berkshire Hathaway, Inc. - Class B	8,035,000
87,900		Metlife, Inc.	3,064,194
			15,848,194
		Internet: 1.0%
185,500	@	Symantec Corp.	2,507,960
			2,507,960
		Iron/Steel: 1.6%
67,400		Cliffs Natural Resources, Inc.	1,726,114
62,500		United States Steel Corp.	2,325,000
			4,051,114
		Leisure Time: 0.4%
52,400		Harley-Davidson, Inc.	889,228
			889,228
		Machinery-Construction & Mining: 1.8%
266,800	@	Terex Corp.	4,620,976
			4,620,976
		Media: 2.3%
47,000		Cablevision Systems Corp.	791,480
215,400		McGraw-Hill Cos., Inc.	4,995,126
			5,786,606
		Metal Fabricate/Hardware: 0.5%
225,900	@@	Sterlite Industries India Ltd. ADR	1,246,968
			1,246,968
		Mining: 2.8%
149,600		Freeport-McMoRan Copper & Gold, Inc.	3,656,224
343,300	@@	Teck Cominco Ltd. - Class B	1,689,036
183,100	@@	Xstrata PLC	1,713,336
			7,058,596
		Oil & Gas: 14.0%
136,400	@@	Canadian Natural Resources Ltd.	5,453,272
231,500	@	Denbury Resources, Inc.	2,527,980
62,700		EOG Resources, Inc.	4,174,566
14,400		ExxonMobil Corp.	1,149,552
127,100		Noble Corp.	2,807,639
231,900	@@	Petroleo Brasileiro SA ADR	5,679,231
167,800	@	Southwestern Energy Co.	4,861,166
154,660	@@	Suncor Energy, Inc.	3,015,870
225,480	@@	Talisman Energy, Inc.	2,252,545
92,650		XTO Energy, Inc.	3,267,766
			35,189,587
		Oil & Gas Services: 2.7%
192,400		Halliburton Co.	3,497,832
134,800	@	National Oilwell Varco, Inc.	3,294,512
			6,792,344

See Accompanying Notes to Financial Statements

ING NEUBERGER   PORTFOLIO OF INVESTMENTS
BERMAN PARTNERS PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Pharmaceuticals: 5.4%
81,900		Cardinal Health, Inc.	$2,823,093
278,500	@	NBTY, Inc.	4,358,525
141,600	@@	Shire PLC ADR	6,340,847
			13,522,465
		Retail: 5.0%
140,700		Best Buy Co., Inc.	3,955,077
200,600		JC Penney Co., Inc.	3,951,820
438,700		Macy's, Inc.	4,540,545
			12,447,442
		Semiconductors: 0.8%
148,700	@	International Rectifier Corp.	2,007,450
			2,007,450
		Software: 5.4%
104,200	@,@@	Check Point Software Technologies	1,978,758
278,800		Fidelity National Information Services, Inc.	4,536,076
174,480		Microsoft Corp.	3,391,891
208,310	@	Oracle Corp.	3,693,336
			13,600,061
		Telecommunications: 2.3%
113,900	@@	China Mobile Ltd. ADR	5,791,815
			5,791,815
		Transportation: 1.9%
135,500		DryShips, Inc.	1,444,430
60,750	@@	Frontline Ltd.	1,783,498
137,972	@@	Ship Finance International Ltd.	1,524,591
			4,752,519
Total Common Stock (Cost $357,946,551)			236,217,056
REAL ESTATE INVESTMENT TRUSTS: 2.0%
		Diversified: 0.3%
10,900		Vornado Realty Trust	657,815
			657,815
		Mortgage: 1.7%
278,200		Annaly Capital Management, Inc.	4,415,034
			4,415,034
Total Real Estate Investment Trusts (Cost $4,860,287)			5,072,849

Total Investments in Securities (Cost $362,806,838)*	96.1%	$241,289,905
Other Assets and Liabilities - Net	3.9	9,680,414
Net Assets	100.0%	$250,970,319

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

*  Cost for federal income tax purposes is $415,546,164.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,954,392
Gross Unrealized Depreciation	(176,210,651)
Net Unrealized Depreciation	$(174,256,259)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$237,793,071	$—
Level 2 — Other Significant Observable Inputs	3,496,834	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$241,289,905	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 97.7%
		Australia: 0.1%
298,985	L	Aristocrat Leisure Ltd.	$813,503
			813,503
		Bermuda: 0.2%
917,600		XL Capital, Ltd.	3,395,120
			3,395,120
		Brazil: 1.4%
228,700	L	Cia de Bebidas das Americas ADR	10,133,697
546,600		Empresa Brasileira de Aeronautica SA ADR	8,860,386
			18,994,083
		Canada: 1.1%
565,100	L	Husky Energy, Inc.	14,130,933
			14,130,933
		Finland: 0.9%
567,000		Fortum OYJ	12,323,918
			12,323,918
		France: 5.3%
343,028	L	LVMH Moet Hennessy Louis Vuitton SA	22,989,223
152,646	@,L	NicOx SA	1,668,011
214,329		Sanofi-Aventis	13,709,152
157,458	L	Societe Generale	7,988,302
351,934		Technip SA	10,805,754
225,214		Total SA	12,382,069
			69,542,511
		Germany: 6.6%
170,570		Allianz AG	18,124,555
394,994		Bayerische Motoren Werke AG	12,330,411
649,373		SAP AG	23,381,763
448,622		Siemens AG	33,844,287
			87,681,016
		India: 2.1%
1,757,913	@,I	Dish TV India Ltd.	727,654
618,672		Hindustan Lever Ltd.	3,198,701
6,300	L	ICICI Bank Ltd. ADR	121,275
762,165		Infosys Technologies Ltd.	17,664,063
1,622,138	@	Wire and Wireless India Ltd.	410,827
1,907,076		Zee Telefilms Ltd.	5,501,932
			27,624,452
		Italy: 1.2%
1,181,700	L	Bulgari S.p.A.	7,530,351
189,125	L	Tod's S.p.A.	8,231,507
			15,761,858
		Japan: 14.3%
79,700		Fanuc Ltd.	5,712,242
621,000		Hoya Corp.	10,846,502
3,650		KDDI Corp.	26,062,088
61,230		Keyence Corp.	12,583,498
98,000		Kyocera Corp.	7,094,984
1,071,000		Mitsubishi Electric Corp.	6,711,692
376,300		Murata Manufacturing Co., Ltd.	14,755,260
104,000		Nidec Corp.	4,067,368

Shares			Value
30,400		Nintendo Co., Ltd.	$11,617,411
245,400		Secom Co., Ltd.	12,663,249
380,100	L	Sega Sammy Holdings, Inc.	4,432,311
317,571		Seven & I Holdings Co., Ltd.	10,915,421
492,000		Shionogi & Co., Ltd.	12,705,935
862,100		Sony Corp.	18,855,776
1,517		Sony Financial Holdings, Inc.	5,789,555
3,284	X	Sumitomo Mitsui Financial Group, Inc.	13,076,587
332,500		Toyota Motor Corp.	10,991,894
			188,881,773
		Mexico: 2.9%
5,257,600		Fomento Economico Mexicano SA de CV ADR	15,717,561
2,313,900		Grupo Modelo SA	7,351,814
1,048,400		Grupo Televisa SA ADR	15,663,096
			38,732,471
		Netherlands: 3.3%
925,303	L	European Aeronautic Defence and Space Co. NV	15,670,336
847,977		Koninklijke Philips Electronics NV	16,812,588
554,600		TNT NV	10,773,305
			43,256,229
		Norway: 0.6%
688,400		Tandberg ASA	7,586,465
			7,586,465
		South Korea: 0.5%
371,900		SK Telecom Co., Ltd. ADR	6,761,142
			6,761,142
		Spain: 1.5%
443,600	L	Inditex SA	19,753,865
			19,753,865
		Sweden: 8.2%
1,554,000		Assa Abloy AB	18,071,587
595,000	L	Hennes & Mauritz AB	23,666,191
927,075		Investor AB	14,140,661
6,695,520	L	Telefonaktiebolaget LM Ericsson	52,197,480
			108,075,919
		Switzerland: 4.5%
18,590	@	Basilea Pharmaceutica-Reg	2,638,675
660,379		Credit Suisse Group	18,506,838
246,967		Roche Holding AG	38,234,719
			59,380,232
		Taiwan: 2.1%
1,654,788		MediaTek, Inc.	11,192,173
7,997,311		Taiwan Semiconductor Manufacturing Co., Ltd.	10,912,171
679,500		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,368,050
			27,472,394
		Turkey: 0.3%
310,500	L	Turkcell Iletisim Hizmet AS ADR	4,527,090
			4,527,090

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		United Kingdom: 8.3%
675,820		3i Group PLC	$2,646,568
270,700		BP PLC ADR	12,652,518
988,118		Burberry Group PLC	3,199,246
1,281,678		Cadbury PLC	11,157,765
598,259		Diageo PLC	8,406,051
1,584,352	L	HSBC Holdings PLC	15,723,408
1,744,956		Prudential PLC	10,592,299
378,206		Reckitt Benckiser PLC	14,171,743
4,579,739		Royal Bank of Scotland Group PLC	3,371,273
2,882,870		Tesco PLC	15,011,192
6,622,026		Vodafone Group PLC	13,559,611
			110,491,674
		United States: 32.3%
302,700		3M Co.	17,417,358
219,900	@,L	Acadia Pharmaceuticals, Inc.	197,910
787,583	@	Adobe Systems, Inc.	16,767,642
445,300		Aetna, Inc.	12,691,050
344,700		Aflac, Inc.	15,801,048
825,500		Altera Corp.	13,794,105
558,900		Automatic Data Processing, Inc.	21,987,126
152,300		Boeing Co.	6,498,641
703,900		Carnival Corp.	17,118,848
394,900		Citigroup, Inc.	2,649,779
6,700		CME Group, Inc.	1,394,337
245,400		Colgate-Palmolive Co.	16,819,716
1,173,600		Corning, Inc.	11,184,408
356,500	@,L	Cree, Inc.	5,657,655
1,330,700	@	eBay, Inc.	18,576,572
291,900		Emerson Electric Co.	10,686,459
199,500	@,L	InterMune, Inc.	2,110,710
300,200		International Game Technology	3,569,378
936,800	@	Intuit, Inc.	22,286,472
1,425,900	@	Juniper Networks, Inc.	24,967,509
330,700		Linear Technology Corp.	7,315,084
108,500		Lockheed Martin Corp.	9,122,680
808,700		Maxim Integrated Products	9,235,354
337,300		McDonald's Corp.	20,976,687
1,180,300		Microsoft Corp.	22,945,032
150,300		Northrop Grumman Corp.	6,769,512
267,300		Raytheon Co.	13,642,992
130,500	@	Regeneron Pharmaceuticals, Inc.	2,395,980
370,354	@,L	Seattle Genetics, Inc.	3,310,965
381,800	@	Shuffle Master, Inc.	1,893,728
8,056,439	@,L	Sirius XM Radio, Inc.	966,773
1,265,800	@	SLM Corp.	11,265,620
322,300	@,L	Theravance, Inc.	3,993,297
548,800		Tiffany & Co.	12,968,144
246,379	@	Transocean, Ltd.	11,641,408
423,200		Wal-Mart Stores, Inc.	23,724,592
801,200		Walt Disney Co.	18,179,228
120,600	@	WellPoint, Inc.	5,080,878
			427,604,677
Total Common Stock (Cost $1,705,027,312)			1,292,791,325

Shares		Value
PREFERRED STOCK: 0.8%
	Germany: 0.7%
145,376	Bayerische Motoren Werke AG	$2,880,560
83,402	Porsche AG	6,640,145
		9,520,705
	United States: 0.1%
5,500	Schering-Plough Corp.	959,750
		959,750
Total Preferred Stock (Cost $13,688,627)		10,480,455
RIGHTS: 0.0%
	India: 0.0%
2,039,712	Dish TV India Ltd.	8,373
Total Rights (Cost $—)		8,373
Principal Amount		Value
CONVERTIBLE BONDS: 0.1%
	United States: 0.1%
$1,890,000	Theravance, Inc., 3.000%, due 01/15/15	1,167,075
Total Convertible Bonds (Cost $1,890,000)		1,167,075
Total Long-Term Investments (Cost $1,720,605,939)		1,304,447,228
Shares		Value
SHORT-TERM INVESTMENTS: 11.5%
	Affiliated Mutual Fund: 1.5%
20,084,110	ING Institutional Prime Money Market Fund - Class I	20,084,110
Total Mutual Fund (Cost $20,084,110)		20,084,110

Principal Amount		Value
	Securities Lending Collateralcc: 10.0%
$132,214,333	Bank of New York Mellon Corp. Institutional Cash Reserves	131,116,555
Total Securities Lending Collateral (Cost $132,214,332)		131,116,555
Total Short-Term Investments (Cost $152,298,442)		151,200,665

Total Investments in Securities (Cost $1,872,904,381)*	110.1%	$1,455,647,893
Other Assets and Liabilities - Net	(10.1)	(133,446,798)
Net Assets	100.0%	$1,322,201,095

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $1,888,361,516.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$76,314,761
Gross Unrealized Depreciation	(509,028,384)
Net Unrealized Depreciation	$(432,713,623)
Industry	Percentage of Net Assets
Aerospace/Defense	4.6%
Apparel	0.9
Auto Manufacturers	2.5
Banks	4.6
Beverages	3.2
Biotechnology	0.9
Commercial Services	2.6
Cosmetics/Personal Care	1.3
Diversified Financial Services	1.0
Electric	0.9
Electrical Components & Equipment	1.3
Electronics	5.0
Entertainment	0.5
Food	2.0
Healthcare-Services	1.3
Holding Companies - Diversified	1.7
Home Furnishings	1.4
Household Products/Wares	1.3
Insurance	4.1
Internet	1.4
Investment Companies	1.1
Leisure Time	1.6
Machinery - Diversified	0.4
Media	3.1
Metal Fabricate/Hardware	1.4
Miscellaneous Manufacturing	3.9
Oil & Gas	3.8
Oil & Gas Services	0.8
Pharmaceuticals	5.4
Retail	9.0
Semiconductors	4.8
Software	7.8
Telecommunications	11.1
Toys/Games/Hobbies	0.9
Transportation	0.8
Venture Capital	0.2
Short-Term Investments	11.5
Other Assets and Liabilities - Net	(10.1)
Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$567,915,325	$—
Level 2 — Other Significant Observable Inputs	887,732,568	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$1,455,647,893	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008

Principal Amount				Value
CORPORATE BONDS/NOTES: 16.4%
			Advertising: 0.1%
	$490,000	C,S,L	Lamar Media Corp., 7.250%, due 01/01/13	$393,225
				393,225
			Aerospace/Defense: 0.2%
	155,000	C,S	BE Aerospace, Inc., 8.500%, due 07/01/18	139,888
	460,000	C,S	L-3 Communications Corp., 5.875%, due 01/15/15	416,300
	175,000	C,S	L-3 Communications Corp., 6.375%, due 10/15/15	164,500
	133,000	C	United Technologies Corp., 6.125%, due 07/15/38	145,056
				865,744
			Agriculture: 0.0%
	300,000	@@,#,C,S	MHP SA, 10.250%, due 11/30/11	133,500
	148,000		Philip Morris International, Inc., 5.650%, due 05/16/18	146,981
				280,481
			Apparel: 0.1%
	590,000	C,S	Levi Strauss & Co., 9.750%, due 01/15/15	439,550
				439,550
			Auto Parts & Equipment: 0.1%
	205,000	C,S,L	Goodyear Tire & Rubber Co., 7.857%, due 08/15/11	171,175
	135,000	C,S,L	Goodyear Tire & Rubber Co., 9.000%, due 07/01/15	109,350
	1,645,000	C,S	Lear Corp., 8.750%, due 12/01/16	485,275
				765,800
			Banks: 4.4%
EUR	300,000	@@,S	Banco Bilbao Vizcaya Argentaria SA, 4.250%, due 07/15/14	421,157
	$930,000	@@,#,S	Banco BMG SA, 9.150%, due 01/15/16	562,650
	305,000	@@,#,C,S	Banco de Credito del Peru, 6.950%, due 11/07/21	259,250
	241,000	@@,#,S	Banco Hipotecario SA, 9.750%, due 04/27/16	75,915
MXN	1,007,479	@@,S	Banco Invex SA, 6.450%, due 03/13/34	264,934
	$445,000		Bank of America Corp., 4.900%, due 05/01/13	441,198
	625,000	C,S	Bank of America Corp., 8.000%, due 12/01/49	450,200
	400,000	C,S	Bank of America Corp., 8.125%, due 12/29/49	299,700

Principal Amount				Value
EUR	1,380,000	@@,S	Bank of Scotland PLC, 4.375%, due 07/13/16	$1,805,799
EUR	755,000	@@,S	Bank of Scotland PLC, 4.500%, due 07/13/21	940,569
	$2,150,000	@@,C,S	Barclays Bank PLC, 6.278%, due 12/15/49	1,244,571
	1,111,000		Citigroup, Inc., 5.500%, due 04/11/13	1,082,774
	445,000		Citigroup, Inc., 6.500%, due 08/19/13	449,486
	1,110,000	C,S	Citigroup, Inc., 8.400%, due 04/29/49	734,309
	445,000	@@	Credit Suisse New York, 5.000%, due 05/15/13	428,694
EUR	70,000	@@,S	Depfa ACS Bank, 3.875%, due 11/14/16	85,716
	$887,000		Goldman Sachs Group, Inc., 6.150%, due 04/01/18	853,846
	2,300,000	@@,#,C,S	HBOS PLC, 6.413%, due 10/01/35	893,472
	210,000	@@,#,S	HSBK Europe BV, 7.250%, due 05/03/17	114,450
	2,550,000	@@,#,S	HSBK Europe BV, 9.250%, due 10/16/13	1,874,250
	1,000,000	@@,#,C,S	ICICI Bank Ltd., 6.375%, due 04/30/22	526,513
	888,000		JPMorgan Chase & Co., 6.400%, due 05/15/38	1,054,261
	1,095,000	C,S	JPMorgan Chase & Co., 7.900%, due 04/29/49	913,258
	360,000	@@,#,S	Kuznetski Capital for Bank of Moscow, 7.375%, due 11/26/10	295,230
	1,333,000		Morgan Stanley, 6.000%, due 04/28/15	1,151,468
	1,100,000	@@,#,S	VTB Capital SA, 6.875%, due 05/29/18	726,000
	2,365,000	@@,C,S	VTB Capital SA for Vneshtorgbank, 6.315%, due 02/04/15	1,690,976
	905,000		Wells Fargo & Co., 5.250%, due 10/23/12	922,562
EUR	1,388,000	S	WM Covered Bond Program, 3.875%, due 09/27/11	1,774,182
EUR	1,675,000	S	WM Covered Bond Program, 4.000%, due 09/27/16	1,935,680
				24,273,070
			Beverages: 0.1%
BRL	860,000	@@,#,S	Ambev International Finance Co., Ltd., 9.500%, due 07/24/17	250,772
	$213,000	C	Anheuser-Busch Cos., Inc., 5.500%, due 01/15/18	193,942
				444,714

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
			Building Materials: 0.1%
	$425,000	C,S	Nortek, Inc., 8.500%, due 09/01/14	$99,875
	995,000	+,C,S,L	NTK Holdings, Inc., 0.000% (step rate 10.750%), due 03/01/14	218,900
				318,775
			Chemicals: 0.2%
	900,000	@@,#,C,S	Braskem Finance Ltd., 7.250%, due 06/05/18	643,500
	145,000	C	EI Du Pont de Nemours & Co., 6.000%, due 07/15/18	152,568
	640,000	C,S,L	Momentive Performance Materials, Inc., 11.500%, due 12/01/16	192,000
				988,068
			Commercial Services: 0.2%
	1,140,000	C,S	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.625%, due 05/15/14	336,300
	220,000	C,S	Hertz Corp., 8.875%, due 01/01/14	136,400
	140,000	C,S,L	Hertz Corp., 10.500%, due 01/01/16	64,575
	240,000	C,S	Iron Mountain, Inc., 8.625%, due 04/01/13	226,800
	175,000	C,S	Service Corp. International, 6.750%, due 04/01/15	139,125
	640,000	C,S	United Rentals North America, Inc., 7.000%, due 02/15/14	393,600
				1,296,800
			Computers: 0.2%
	667,000	C	International Business Machines Corp., 8.000%, due 10/15/38	890,929
				890,929
			Cosmetics/Personal Care: 0.0%
	380,000	C,S	Elizabeth Arden, Inc., 7.750%, due 01/15/14	248,900
				248,900
			Diversified Financial Services: 1.6%
	33,000		Allstate Life Global Funding Trusts, 5.375%, due 04/30/13	32,516
	106,000		American Express Credit Corp., 5.875%, due 05/02/13	101,852
	893,492	@@,#,C,S	Autopistas Del Nordeste, 9.390%, due 04/15/24	384,201
EUR	400,000	S	BA Covered Bond Issuer, 4.250%, due 04/05/17	522,256

Principal Amount				Value
RUB	7,800,000	@@,S	Bank of Moscow, 7.250%, due 11/25/09	$166,039
	$540,000	@@,#,C,S	C10 Capital, Ltd., 6.722%, due 12/31/16	257,408
	445,000		Caterpillar Financial Services Corp., 5.450%, due 04/15/18	417,388
	190,000	#,C,S	CCM Merger, Inc., 8.000%, due 08/01/13	98,800
	156,000		CIT Group, Inc., 7.625%, due 11/30/12	131,796
	445,000		General Electric Capital Corp., 5.400%, due 09/20/13	446,100
	813,000	#,S	General Motors Acceptance Corp., 8.000%, due 11/01/31	365,119
	855,000	C,S	Goldman Sachs Group, Inc., 6.345%, due 02/15/34	622,053
	2,000,000	C,S	HSBC Finance Capital Trust IX, 5.911%, due 11/30/35	837,744
	1,430,266	@@,#,S	IIRSA Norte Finance Ltd., 8.750%, due 05/30/24	1,036,943
	300,000	@@,#,C,S	ISA Capital do Brasil SA, 8.800%, due 01/30/17	265,500
MXN	598,529	@@,S	JPMorgan Hipotecaria su Casita, 6.100%, due 09/25/35	124,214
	$1,500,000	@@,I	JSC Astana Finance, 9.160%, due 03/14/12	694,489
RUB	7,600,000	@@,C,S	JSC RosBank, 8.000%, due 09/30/09	174,226
	$755,000	±,C,S,I	Lehman Brothers Holdings, Inc., 7.500%, due 05/11/38	76
	480,000	C,S,L	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, due 04/01/17	261,600
	315,000	#,C,S	Rainbow National Services, LLC, 8.750%, due 09/01/12	285,075
	685,000	S	SLM Corp., 4.500%, due 07/26/10	594,699
	785,000	@@,+,S	Tiers Trust, 0.000% (step rate 8.600%), due 06/15/97	488,652
	110,000	@@,#,I	TransCapitalInvest Ltd for OJSC AK Transneft, 5.670%, due 03/05/14	71,313
	455,000	+,C,S	Vanguard Health Holding Co. I, LLC, 0.000% (step rate 11.250%), due 10/01/15	359,450
				8,739,509

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
			Electric: 0.6%
	$280,000	@@,#,C	AES Dominicana Energia Finance SA, 11.000%, due 12/13/15	$110,600
	135,000	@@,#,C,S	AES Panama SA, 6.350%, due 12/21/16	108,425
	470,000	@@,#,C,S	EEB International Ltd., 8.750%, due 10/31/14	438,275
BRL	475,000	@@,#,S	Eletropaulo Metropolitana de Sao Paulo SA, 19.125%, due 06/28/10	206,234
	$1,365,000	@@,#,C,S	Israel Electric Corp. Ltd., 7.250%, due 01/15/19	1,275,266
	465,000	@@,#,S	Majapahit Holding BV, 7.250%, due 10/17/11	355,725
	480,000	@@,#,S	Majapahit Holding BV, 7.750%, due 10/17/16	276,000
PHP	23,800,000	@@,S	National Power Corp., 5.875%, due 12/19/16	425,447
	$144,000	C	Peco Energy Co., 5.350%, due 03/01/18	137,713
				3,333,685
			Entertainment: 0.5%
	150,000	C,S	AMC Entertainment, Inc., 8.000%, due 03/01/14	93,000
	350,000	+,C,S	Cinemark, Inc., 0.000% (step rate 9.750%), due 03/15/14	284,813
	405,000	#,±,C,S,L	Greektown Holdings, LLC, 10.750%, due 12/01/13	97,200
	1,175,000	C,S,L	Isle of Capri Casinos, Inc., 7.000%, due 03/01/14	505,250
	340,000	+,C,S	Marquee Holdings, Inc., 0.000% (step rate 12.000%), due 08/15/14	175,100
	1,065,000	#,C,S	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	423,338
	300,000	C,S	Mohegan Tribal Gaming Authority, 6.125%, due 02/15/13	190,500
	620,000	C,S,L	Mohegan Tribal Gaming Authority, 8.000%, due 04/01/12	381,300
	525,000	C,S,L	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	401,625
	220,000	#,C,S	Pokagon Gaming Authority, 10.375%, due 06/15/14	190,300
	790,000	+,C,S	WMG Holdings Corp., 0.000% (step rate 9.500%), due 12/15/14	296,250
				3,038,676

Principal Amount			Value
		Environmental Control: 0.1%
$490,000	C,S,L	Allied Waste North America, Inc., 7.375%, due 04/15/14	$463,545
			463,545
		Food: 0.2%
535,000	C,S	Delhaize America, Inc., 9.000%, due 04/15/31	542,360
120,000	C,S	Dole Food Co., Inc., 7.250%, due 06/15/10	84,300
89,000	C	General Mills, Inc., 5.250%, due 08/15/13	89,627
41,000		Kraft Foods, Inc., 6.125%, due 08/23/18	40,493
220,000	S	Smithfield Foods, Inc., 7.000%, due 08/01/11	157,300
			914,080
		Forest Products & Paper: 0.1%
240,000	C	International Paper Co., 7.400%, due 06/15/14	196,938
600,000	C,S	NewPage Corp., 10.000%, due 05/01/12	267,000
			463,938
		Healthcare-Products: 0.2%
165,000	#,C,S	Bausch & Lomb, Inc., 9.875%, due 11/01/15	124,163
140,000	C,S	Biomet, Inc., 10.000%, due 10/15/17	135,100
390,000	C,S	DJO Finance,LLC/DJO Finance Corp., 10.875%, due 11/15/14	281,775
140,000	@@,S	Fresenius Medical Care Capital Trust, 7.875%, due 06/15/11	133,700
241,000	C	Johnson & Johnson, 5.850%, due 07/15/38	292,284
320,000	&,C,S	Universal Hospital Services, Inc., 8.500%, due 06/01/15	228,800
			1,195,822
		Healthcare-Services: 0.4%
325,000	C,S	Community Health Systems, Inc., 8.875%, due 07/15/15	300,625
345,000	C,S	DaVita, Inc., 6.625%, due 03/15/13	329,475
690,000	C,S	HCA, Inc., 6.375%, due 01/15/15	424,350
190,000	C,S	HCA, Inc., 9.250%, due 11/15/16	174,800
255,000	C,S,L	Healthsouth Corp., 10.750%, due 06/15/16	235,238
380,000	C,S	Select Medical Corp., 7.625%, due 02/01/15	203,300
209,000	&,C,S	US Oncology Holdings, Inc., 8.334%, due 03/15/12	132,715

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Healthcare-Services (continued)
$295,000	C,S	US Oncology, Inc., 9.000%, due 08/15/12	$269,925
			2,070,428
		Home Builders: 0.1%
375,000	C,S	Centex Corp., 5.800%, due 09/15/09	358,125
65,000	C,S,L	K Hovnanian Enterprises, Inc., 7.750%, due 05/15/13	14,625
125,000	C,S,L	K Hovnanian Enterprises, Inc., 8.875%, due 04/01/12	36,875
150,000	C,S	Toll Corp., 8.250%, due 12/01/11	137,250
25,000	C,S	William Lyon Homes, Inc., 7.500%, due 02/15/14	6,125
235,000	C,S	William Lyon Homes, Inc., 10.750%, due 04/01/13	59,925
			612,925
		Household Products/Wares: 0.0%
370,000	C,S	Jarden Corp., 7.500%, due 05/01/17	254,375
			254,375
		Insurance: 0.0%
100,000	#	American International Group, Inc., 8.250%, due 08/15/18	73,300
			73,300
		Iron/Steel: 0.3%
950,000	@@,#,S	GTL Trade Finance, Inc., 7.250%, due 10/20/17	798,137
425,000	@@,C,S	Ispat Inland ULC, 9.750%, due 04/01/14	363,785
870,000	@@,#,S	Steel Capital SA for OAO Severstal, 9.750%, due 07/29/13	465,450
360,000	S	Steel Dynamics, Inc., 7.375%, due 11/01/12	264,600
			1,891,972
		Leisure Time: 0.0%
215,000	C,S	Leslie's Poolmart, 7.750%, due 02/01/13	173,075
160,000	C,S	Travelport, LLC, 11.875%, due 09/01/16	45,600
			218,675
		Lodging: 0.3%
885,000	C,S,L	Caesars Entertainment, Inc., 7.875%, due 03/15/10	588,525
965,000	#,C,S	Harrah's Operating Co., Inc., 10.750%, due 02/01/16	279,850
480,000	C,S,L	MGM Mirage, Inc., 8.375%, due 02/01/11	288,000

Principal Amount			Value
$1,195,000	C,S	Station Casinos, Inc., 6.500%, due 02/01/14	$74,688
210,000	C,S	Trump Entertainment Resorts, Inc., 8.500%, due 06/01/15	28,875
740,000	C,S	Wynn Las Vegas, LLC, 6.625%, due 12/01/14	562,400
			1,822,338
		Machinery-Diversified: 0.1%
965,000	C,S	Case New Holland, Inc., 7.125%, due 03/01/14	689,975
			689,975
		Media: 0.7%
325,000	C,S	Allbritton Communications Co., 7.750%, due 12/15/12	161,281
240,000	C	CBS Corp., 5.625%, due 08/15/12	197,676
645,000	C,S	CCH I, LLC, 11.000%, due 10/01/15	116,100
533,000	C	Comcast Corp., 5.700%, due 05/15/18	500,736
96,000	C	COX Communications, Inc., 4.625%, due 01/15/10	92,914
215,000	S	CSC Holdings, Inc., 7.625%, due 04/01/11	203,713
440,000	C,S	Echostar DBS Corp., 6.375%, due 10/01/11	410,300
465,000	C,S	Idearc, Inc., 8.000%, due 11/15/16	37,200
630,000	C,S,L	LIN Television Corp., 6.500%, due 05/15/13	303,975
860,000	C,S	Medianews Group, Inc., 6.875%, due 10/01/13	59,125
283,000	C	News America, Inc., 6.150%, due 03/01/37	264,895
760,000	C,S	R.H. Donnelley Corp., 6.875%, due 01/15/13	106,400
260,000	C,S,L	Radio One, Inc., 8.875%, due 07/01/11	129,350
505,000	C,S,L	Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	381,275
311,000	C	Time Warner Cable, Inc., 6.200%, due 07/01/13	294,454
285,000	@@,#,C,S	Videotron Ltd., 9.125%, due 04/15/18	266,475
111,000	C	Walt Disney Company, 4.500%, due 12/15/13	111,855
			3,637,724
		Mining: 0.8%
333,000	C	Alcoa, Inc., 6.750%, due 07/15/18	272,887
3,120,000	@@,#,S, L	ALROSA Finance SA, 8.875%, due 11/17/14	1,924,869
944,000	C,S	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	772,900

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
			Mining (continued)
	$450,000	@@,C,S	Novelis, Inc., 7.250%, due 02/15/15	$263,250
	2,020,000	@@,#,C,S	Vedanta Resources PLC, 9.500%, due 07/18/18	1,060,500
				4,294,406
			Municipal: 0.2%
	1,190,000	@@,#,S	Bayerische Hypo- und Vereinsbank AG for City of Kiev Ukraine, 8.625%, due 07/15/11	756,959
COP	516,000,000	@@,#,S	Santa Fe de Bogota DC, 9.750%, due 07/26/28	183,009
				939,968
			Oil & Gas: 1.6%
	$620,000	#,C,S	Atlas Energy Resources LLC, 10.750%, due 02/01/18	381,300
	135,000	C,S	Berry Petroleum Co., 8.250%, due 11/01/16	73,575
	585,000	C,S	Denbury Resources, Inc., 7.500%, due 12/15/15	418,275
	90,000	C,S	Forest Oil Corp., 7.750%, due 05/01/14	76,050
	1,710,000	@@,#,C,S	Gaz Capital SA, 7.288%, due 08/16/37	1,017,450
	980,000	@@,#,S	Gaz Capital SA, 7.510%, due 07/31/13	793,846
	560,000	@@,#,C,S	Gaz Capital SA, 8.146%, due 04/11/18	397,600
	710,000	@@,#,S	Gaz Capital SA, 8.625%, due 04/28/34	571,550
	241,503	@@,#,C,S	Gazprom International SA, 7.201%, due 02/01/20	177,504
	2,480,000	@@,#,S	KazMunaiGaz Finance Sub BV, 9.125%, due 07/02/18	1,624,400
	1,130,000	#,C,S	Pemex Project Funding Master Trust, 6.625%, due 06/15/38	946,375
	1,430,000	@@,C,S	Petrobras International Finance Co., 5.875%, due 03/01/18	1,292,720
	440,000	C,S	Quicksilver Resources, Inc., 7.125%, due 04/01/16	237,600
	215,000	C,S	Quicksilver Resources, Inc., 8.250%, due 08/01/15	137,600
	150,000	C,S	Sabine Pass LNG LP, 7.500%, due 11/30/16	108,750
	490,360	@@,#,S	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	375,125
	380,000	C,S	Tesoro Corp., 6.625%, due 11/01/15	222,300
	316,000	C	XTO Energy, Inc., 6.500%, due 12/15/18	306,445
				9,158,465

Principal Amount				Value
			Oil & Gas Services: 0.1%
	$545,000	#,C,S	Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16	$291,575
	330,000	C,S	Key Energy Services, Inc., 8.375%, due 12/01/14	219,450
				511,025
			Packaging & Containers: 0.3%
	790,000	C,S	Berry Plastics Holding Corp., 8.875%, due 09/15/14	347,600
	445,000	C,S	Crown Americas, LLC and Crown Americas Capital Corp., 7.750%, due 11/15/15	445,000
	480,000	C,S,L	Graham Packaging Co., Inc., 9.875%, due 10/15/14	297,600
	495,000	C,S	Graphic Packaging International Corp., 8.500%, due 08/15/11	415,800
				1,506,000
			Pharmaceuticals: 0.1%
	645,000	C,S	Catalent Pharma Solutions, Inc., 9.500%, due 04/15/15	248,325
	66,000	C	GlaxoSmithKline Capital, Inc., 6.375%, due 05/15/38	74,833
				323,158
			Pipelines: 0.2%
	405,000	C,S	Atlas Pipeline Partners LP, 8.125%, due 12/15/15	275,400
	445,000	#,C,S	Copano Energy, LLC/Copano Energy Finance Corp., 7.750%, due 06/01/18	302,600
	1,190,000	C,S	Enterprise Products Operating L.P., 8.375%, due 08/01/66	655,247
	123	#,C,S	Kern River Funding Corp., 4.893%, due 04/30/18	97
	169,000	C,S	Kinder Morgan Energy Partners LP, 7.300%, due 08/15/33	140,641
				1,373,985
			Real Estate: 0.1%
	295,000	S,L	iStar Financial, Inc., 2.471%, due 03/16/09	212,769
MYR	1,920,000	@@,I	Johor Corp., 1.000%, due 07/31/12	566,012
				778,781
			Regional (state/province): 0.1%
AUD	265,000	@@,S	New South Wales Treasury Corp., 5.500%, due 08/01/14	191,318

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
			Regional (state/province) (continued)
AUD	180,000	@@,S	New South Wales Treasury Corp., 6.000%, due 05/01/12	$130,873
				322,191
			Retail: 0.4%
	$680,000	C,S	Albertson's, Inc., 8.000%, due 05/01/31	411,400
	1,730,000	C,S,L	Claire's Stores, Inc., 10.500%, due 06/01/17	302,750
	95,000	#,C,S	Ferrellgas Partners LP, 6.750%, due 05/01/14	66,025
	305,000	C,S	GSC Holdings Corp., 8.000%, due 10/01/12	285,175
	356,000	C	Home Depot, Inc., 5.875%, due 12/16/36	279,973
	285,000	C,S,L	Sally Holdings, LLC, 9.250%, due 11/15/14	246,525
	215,000	C,S,L	Sally Holdings, LLC, 10.500%, due 11/15/16	147,275
		400,000	Wal-Mart Stores, Inc., 5.800%, due 02/15/18	443,413
				2,182,536
			Software: 0.1%
	323,000	C	Oracle Corp., 5.750%, due 04/15/18	338,455
				338,455
			Telecommunications: 1.2%
MXN	8,400,000	@@,S	America Movil SAB de CV, 8.460%, due 12/18/36	421,635
	$270,000	C,S	American Tower Corp., 7.500%, due 05/01/12	267,300
	240,000	C	BellSouth Corp., 5.200%, due 12/15/16	230,561
	810,000	#,C,S	Fairpoint Communications, Inc., 13.125%, due 04/01/18	392,850
	810,000	C,S	Frontier Communications Co., 6.250%, due 01/15/13	692,550
	282,000	C	New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	302,628
	745,000	C,S	Nextel Communications, Inc., 7.375%, due 08/01/15	313,042
	280,000	@@,C,S	NTL Cable PLC, 8.750%, due 04/15/14	211,400
	435,000	@@,C,S	NTL Cable PLC, 9.125%, due 08/15/16	324,075
	780,000	C,S	Qwest Corp., 8.875%, due 03/15/12	725,400
	1,570,000	C,S	Sprint Capital Corp., 8.750%, due 03/15/32	1,061,745
PEN	1,194,600	@@,#,S	Telefonica del Peru SAA, 8.000%, due 04/11/16	346,641
	$223,000	C	Verizon Communications, Inc., 6.900%, due 04/15/38	251,773

Principal Amount			Value
$1,130,000	@@,#,S	VIP FIN (Vimpelcom), 9.125%, due 04/30/18	$615,850
460,000	C,S	Windstream Corp., 8.125%, due 08/01/13	425,500
320,000	C,S	Windstream Corp., 8.625%, due 08/01/16	284,800
			6,867,750
		Transportation: 0.3%
222,000	C	CSX Corp., 6.250%, due 04/01/15	218,195
480,000	#,C,S	Panama Canal Railway Co., 7.000%, due 11/01/26	266,400
870,000	@@,#,C,S	TGI International Ltd., 9.500%, due 10/03/17	796,050
222,000	C	Union Pacific Corp., 7.875%, due 01/15/19	254,070
191,000	C	United Parcel Service, 5.500%, due 01/15/18	204,378
			1,739,093
Total Corporate Bonds/Notes (Cost $123,199,644)			90,962,836
U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.3%
		Federal Home Loan Bank: 0.3%
1,760,000	S,L	3.625%, due 10/18/13	1,853,539
			1,853,539
		Federal Home Loan Mortgage Corporation##: 4.1%
247,200	C,S	1.645%, due 02/15/29	233,499
742,660	C,S	1.695%, due 03/15/32-01/15/33	719,136
230,293	C,S	2.145%, due 08/15/31-02/15/32	224,527
616,999	C,S	2.175%, due 02/15/32	601,947
400,047	C,S	2.195%, due 02/15/32-03/15/32	384,221
670,466	C,S	3.300%, due 11/15/26	668,936
145,416	C,S	3.500%, due 10/15/22-09/15/25	145,311
735,000	S,L	3.750%, due 06/28/13	783,513
34,885	C,S	4.000%, due 05/15/24	34,901
3,070,000	S,L	4.125%, due 09/27/13	3,311,581
1,305,065	S	4.500%, due 02/01/18-02/01/20	1,342,358
1,384,983	C,S,^	4.955%, due 07/15/25-07/15/35	125,763
5,533,387	C,S	5.000%, due 09/15/23-08/15/35	5,662,324
1,022,949	S	5.000%, due 01/01/20-12/01/34	1,049,604
419,317	C,S	5.500%, due 11/15/25	425,097
955,771	S	5.500%, due 01/01/18-12/01/34	983,095
425,609	C,S	6.000%, due 05/15/17-05/15/31	437,499
201,361	S	6.000%, due 02/01/34	207,914
616,234	S,^	6.000%, due 12/01/31-03/01/33	199,626
238,708	S,^	6.055%, due 04/15/33	22,711

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Federal Home Loan Mortgage Corporation## (continued)
$619,871	C,S,^	6.455%, due 03/15/29	$57,773
2,699,031	C,S	6.500%, due 12/15/23-06/15/32	2,802,242
639,041	S	6.500%, due 04/01/18-07/01/34	665,599
664,820	C,S,^	6.505%, due 03/15/29	62,804
325,085	C,S	6.750%, due 02/15/24	346,311
444,484	C,S	7.000%, due 09/15/26	476,795
486,270	C,S,^	7.000%, due 03/15/28-04/15/28	72,445
359,778	C,S	7.500%, due 09/15/22	387,937
824,141	C,S,^	7.755%, due 08/15/29	89,109
97,916	C,S	20.002%, due 06/15/34	109,060
163,993	C,S	20.368%, due 08/15/35	187,495
			22,821,133
		Federal National Mortgage Association##: 12.1%
39,075	S	0.871%, due 11/25/33	37,997
203,735	S	0.921%, due 01/25/31	198,918
1,321,718	S	0.971%, due 03/25/17-12/25/31	1,286,385
74,462	S	1.384%, due 10/18/32	72,238
1,314,136	S	1.471%, due 12/25/31-12/25/32	1,262,882
2,045,000	S,L	3.250%, due 04/09/13	2,133,015
1,075,000	S,L	3.875%, due 07/12/13	1,141,974
114,629	S	4.000%, due 03/25/25	114,662
580,372	S	4.500%, due 07/25/24-08/25/25	578,474
2,864,000	W	4.500%, due 01/15/19	2,927,546
1,465,000	S,L	4.625%, due 10/15/14	1,628,718
5,490,194	S	5.000%, due 12/01/17-09/01/20	5,669,697
8,731,000	W	5.000%, due 01/12/36	8,915,172
3,263,809	S	5.292%, due 10/01/36	3,314,986
13,075,347	S	5.500%, due 09/01/19-08/25/37	13,447,548
6,527,235	S,^	5.500%, due 04/01/33-06/01/35	2,354,339
140,000	W	5.500%, due 01/15/20	144,178
2,442,883	S,^	5.579%, due 10/25/35	173,436
736,027	S,^	5.999%, due 08/25/36	88,442
942,357	S,^^	6.000%, due 04/01/32	825,716
6,701,763	S	6.000%, due 03/25/17-04/01/33	6,930,381
5,754,506	S,^	6.000%, due 05/01/29-09/01/35	1,754,402
1,319,000	W	6.000%, due 01/15/19-01/20/24	1,366,972
3,612,732	S,^	6.099%, due 06/25/36	426,957
3,467,169	S,^	6.129%, due 06/25/36	399,632
1,746,321	S,^	6.229%, due 05/25/35-12/25/36	154,953
427,834	S,^	6.279%, due 08/25/25-05/25/35	34,976
2,355,565	S	6.500%, due 05/01/17-01/01/34	2,461,516
1,221,694	S,^	6.500%, due 02/01/32	172,218
2,941,000	W	6.500%, due 06/25/34	3,054,505
1,377,704	S,^	6.729%, due 05/25/36	143,536
571,707	S,^	6.759%, due 09/25/36	65,289

Principal Amount				Value
	$1,716,375	S	7.000%, due 09/01/14-04/01/34	$1,814,788
	581,510	S,^	7.000%, due 02/01/28-04/25/33	99,077
	2,493,842	S,^	7.159%, due 03/25/23	269,006
	1,477,869	S,^	7.279%, due 07/25/31-02/25/32	199,870
	217,805	S,^	7.479%, due 07/25/32	33,898
	422,288	S	7.500%, due 09/01/32-01/01/33	447,682
	241,326	S,^	7.500%, due 01/01/24	55,094
	788,790	S,^	7.629%, due 12/25/33	95,275
	129,443	S,^	7.779%, due 02/25/33	16,603
	256,189	S	22.471%, due 06/25/36	286,301
	222,345	S	22.472%, due 06/25/36	249,878
	153,523	S	22.839%, due 03/25/36	175,028
	165,559		26.087%, due 04/25/35	195,630
				67,219,790
			Government National Mortgage Association: 0.5%
	393,026	S	5.000%, due 04/15/34	404,489
	462,667	S	5.500%, due 04/15/33-04/15/34	478,167
	296,315	S	6.000%, due 10/20/34	305,718
	653,309	C,S	6.500%, due 12/16/31	684,433
	87,868	S	6.500%, due 02/20/35	91,912
	996,037	C,S	8.000%, due 01/16/30-02/16/30	1,096,490
				3,061,209
			Other U.S. Agency Obligations: 0.3%
	2,233,000	S,Z	Resolution Funding Corp., 4.800%, due 01/15/21	1,407,652
				1,407,652
Total U.S. Government Agency Obligations (Cost $93,554,646)				96,363,323
U.S. TREASURY OBLIGATIONS: 6.2%
			U.S. Treasury Bonds: 0.2%
	55,000	L	4.500%, due 02/15/36	73,090
	310,000		5.375%, due 02/15/31	426,056
NGN	85,700,000	@@,S	9.350%, due 08/31/17	476,235
				975,381
			U.S. Treasury Notes: 0.0%
NGN	40,200,000	@@,S	9.500%, due 02/23/12	273,372
				273,372
			Treasury Inflation Indexed Protected Securitiesip: 6.0%
	$34,724,711		0.625%, due 04/15/13	33,096,990
				33,096,990
Total U.S. Treasury Obligations (Cost $33,131,279)				34,345,743

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
ASSET-BACKED SECURITIES: 1.4%
		Automobile Asset-Backed Securities: 0.7%
$221,000	C,I	Americredit Prime Automobile Receivables, 5.620%, due 09/08/14	$164,645
500,000	C,S	Capital Auto Receivables Asset Trust, 3.740%, due 03/15/11	489,769
44,000	C,S	Capital Auto Receivables Asset Trust, 5.150%, due 09/17/12	33,680
222,000	C,S	Capital One Auto Finance Trust, 1.225%, due 05/15/13	154,390
799,907	C,S	Capital One Prime Auto Receivables Trust, 1.215%, due 04/15/11	776,605
500,000	C,S	Daimler Chrysler Auto Trust, 3.810%, due 07/08/11	489,411
1,120,000	C,S	Harley-Davidson Motorcycle Trust, 1.545%, due 06/15/12	1,072,137
790,000	C,S	Hyundai Auto Receivables Trust, 4.160%, due 05/16/11	775,767
115,214	@@,#,C,I	Taganka Car Loan Finance PLC, 4.739%, due 11/14/13	103,693
			4,060,097
		Home Equity Asset-Backed Securities: 0.2%
871	C,S	ACE Securities Corp., 0.651%, due 11/25/35	863
130,000	C,S	Argent Securities, Inc., 0.571%, due 10/25/36	104,203
226,496	C,S	Argent Securities, Inc., 0.951%, due 05/25/34	174,934
97,541	C,S	Centex Home Equity, 0.571%, due 06/25/36	93,451
176,000	C,S	Home Equity Mortgage Trust, 5.363%, due 06/25/35	55,906
74,417	C,S	Home Equity Mortgage Trust, 5.500%, due 01/25/37	17,468
90,000	C,S	Household Home Equity Loan Trust, 0.618%, due 03/20/36	75,409
79,719	C,S	Household Home Equity Loan Trust, 0.768%, due 01/20/35	56,673
310,000	C,S	MASTR Asset-Backed Securities Trust, 0.571%, due 08/25/36	92,325
273,018	C,S	Option One Mortgage Loan Trust, 0.571%, due 07/25/36	240,588
199,546	C,S	Residential Asset Securities Corp., 0.571%, due 09/25/36	181,559

Principal Amount			Value
$36,716	#,C,S	Terwin Mortgage Trust, 4.500%, due 05/25/37	$9,529
			1,102,908
		Other Asset-Backed Securities: 0.5%
103,413	C,S	Argent Securities, Inc., 0.571%, due 06/25/36	94,519
66,138	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 1.031%, due 02/25/33	55,083
115,834	C,S	Citigroup Mortgage Loan Trust, Inc., 0.571%, due 10/25/36	106,263
8,045	C,S	Citigroup Mortgage Loan Trust, Inc., 5.536%, due 03/25/36	7,979
24,623	C,S	Countrywide Asset-Backed Certificates, 0.501%, due 01/25/46	24,372
230,000	C,S	Countrywide Asset-Backed Certificates, 0.591%, due 06/25/37	176,842
55,958	C,S	Countrywide Asset-Backed Certificates, 5.363%, due 05/25/36	48,255
370,000	C,S	Countrywide Asset-Backed Certificates, 5.382%, due 05/25/36	295,906
16,353	C,S	Countrywide Home Equity Loan Trust, 1.345%, due 11/15/36	4,237
45,448	C,S	Countrywide Home Equity Loan Trust, 1.425%, due 12/15/35	17,836
190,000	C,S	First Franklin Mortgage Loan Asset-Backed Certificates, 0.561%, due 07/25/36	164,739
100,000	C,S	First Franklin Mortgage Loan Asset-Backed Certificates, 0.581%, due 06/25/36	85,239
172,399	C,S	First Franklin Mortgage Loan Asset-Backed Certificates, 0.591%, due 09/25/26	40,331
30,697	C,S	First Franklin Mortgage Loan Asset-Backed Certificates, 0.681%, due 11/25/35	30,300
1,110,000	@@,#,C,I	ICE EM CLO, 4.795%, due 08/15/22	499,500
930,000	@@,#,C	ICE EM CLO, 6.095%, due 08/15/22	216,132
930,000	@@,#,C,I	ICE EM CLO, 8.095%, due 08/15/22	160,518

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$29,806	C,S	Lehman XS Trust, 5.180%, due 08/25/35	$29,247
100,000	C,S	Popular Mortgage Pass-through Trust, 5.680%, due 01/25/36	90,898
3,308	C,S	Residential Asset Mortgage Products, Inc., 0.551%, due 07/25/36	3,276
132,223	C,S	Securitized Asset-Backed Receivables, LLC Trust, 0.701%, due 02/25/37	61,493
1,549	C,S	Specialty Underwriting & Residential Finance, 0.721%, due 06/25/36	1,535
320,000	@@,#,I	Start CLO Ltd., 19.193%, due 06/07/11	211,200
159,420	C,S	Wells Fargo Home Equity Trust, 0.571%, due 07/25/36	150,454
			2,576,154
Total Asset-Backed Securities (Cost $10,699,014)			7,739,159
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.0%
400,000	C,S	Banc of America Commercial Mortgage, Inc., 5.317%, due 09/10/47	339,605
650,000	C,S	Banc of America Commercial Mortgage, Inc., 5.482%, due 01/15/49	299,993
1,130,000	C,S	Banc of America Commercial Mortgage, Inc., 5.812%, due 02/10/51	523,788
590,000	C,S	Banc of America Commercial Mortgage, Inc., 6.158%, due 02/10/51	457,172
160,000	C,S	Banc of America Commercial Mortgage, Inc., 6.201%, due 02/10/51	44,758
420,000	C,S	Banc of America Commercial Mortgage, Inc., 6.201%, due 02/10/51	197,218
382,378	C,S	Banc of America Mortgage Securities, Inc., 4.710%, due 06/25/33	302,226
927,173	C,I	Bear Stearns Adjustable Rate Mortgage Trust, 4.404%, due 05/25/34	633,235
590,978	C,S	Bear Stearns Adjustable Rate Mortgage Trust, 5.028%, due 11/25/34	456,488

Principal Amount			Value
$467,972	C,S	Bear Stearns Adjustable Rate Mortgage Trust, 5.779%, due 10/25/36	$226,329
940,000	C,S	Bear Stearns Commercial Mortgage Securities, 5.540%, due 09/11/41	740,240
560,864	C,S	Chase Mortgage Finance Corp., 4.568%, due 02/25/37	456,684
670,000	C,S	Chase Mortgage Finance Corp., 6.000%, due 11/25/36	313,762
32,575	C,S	Chaseflex Trust, 1.495%, due 09/25/36	31,211
1,190,000	C,S	Citigroup Commercial Mortgage Trust, 5.700%, due 12/10/49	904,711
490,000	C,S	Citigroup Commercial Mortgage Trust, 5.724%, due 03/15/49	383,453
630,000	C,S	Citigroup Commercial Mortgage Trust, 6.096%, due 12/10/49	488,419
1,049,185	C,S	Citigroup Mortgage Loan Trust, Inc., 4.900%, due 10/25/35	663,290
713,633	C,I	Citigroup Mortgage Loan Trust, Inc., 4.951%, due 05/25/35	494,962
1,315,941	C,S	Citigroup Mortgage Loan Trust, Inc., 5.198%, due 08/25/35	747,471
744,024	C,I	Citigroup Mortgage Loan Trust, Inc., 5.500%, due 03/25/36	219,809
1,462,161	C,S	Citigroup Mortgage Loan Trust, Inc., 5.521%, due 03/25/36	789,124
673,491	C,I	Citigroup Mortgage Loan Trust, Inc., 5.591%, due 03/25/36	192,554
1,350,000	C,S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%, due 12/11/49	1,123,053
970,000	C,S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.366%, due 12/11/49	438,075
460,000	C,S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.398%, due 12/11/49	117,870
351,190	C,S	Citimortgage Alternative Loan Trust, 0.921%, due 10/25/36	143,483
504,340	C,S	Citimortgage Alternative Loan Trust, 5.500%, due 10/25/21	369,054
916,360	C,S	Citimortgage Alternative Loan Trust, 6.000%, due 02/25/37	544,002

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$850,000	C,S	Commercial Mortgage Pass-through Certificates, 5.816%, due 12/10/49	$647,194
931,190	C,S	Countrywide Alternative Loan Trust, 5.500%, due 05/25/37	823,992
2,450,270	C,I	Countrywide Alternative Loan Trust, 6.000%, due 02/25/37	1,173,655
264,699	C,S	Countrywide Alternative Loan Trust, 6.500%, due 08/25/32	169,533
600,966	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.150%, due 01/19/34	506,873
227,867	C,I	Countrywide Home Loan Mortgage Pass-through Trust, 5.471%, due 01/25/36	70,489
540,000	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 09/25/35	408,115
586,111	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 11/25/35	543,903
310,000	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 11/25/35	218,864
530,990	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 12/25/35	333,267
35,904	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.563%, due 12/20/35	20,224
484,809	C,I	Countrywide Home Loan Mortgage Pass-through Trust, 5.616%, due 06/25/47	295,476
764,112	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.680%, due 04/25/37	416,927
689,472	C,I	Countrywide Home Loan Mortgage Pass-through Trust, 5.930%, due 09/25/47	200,578
179,481	C,I	Countrywide Home Loan Mortgage Pass-through Trust, 6.001%, due 09/25/37	52,758
2,894,387	C,S,I	Countrywide Home Loan Mortgage Pass-through Trust, 6.086%, due 09/25/47	1,539,708

Principal Amount			Value
$624,624	C,S,I	Countrywide Home Loan Mortgage Pass-through Trust, 6.086%, due 09/25/47	$521,539
443,488	C,I	Countrywide Home Loan Mortgage Pass-through Trust, 6.201%, due 09/25/37	132,704
140,272	C,I	Countrywide Home Loan Mortgage Pass-through Trust, 6.232%, due 11/25/37	36,296
146,829	C,I	Countrywide Home Loan Mortgage Pass-through Trust, 6.388%, due 11/25/37	38,393
250,000	C,S	Credit Suisse Mortgage Capital Certificates, 5.723%, due 06/15/39	159,495
279,078	#,C,I	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.971%, due 01/27/37	82,677
55,604	C,S	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 5.961%, due 06/25/36	51,180
299,288	C,S	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 6.005%, due 10/25/36	239,801
21,637	C,S	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 6.360%, due 07/25/36	20,853
189,362	C,S	First Horizon Alternative Mortgage Securities, 5.500%, due 04/25/37	178,022
918,271	C,S	First Horizon Mortgage Pass-through Trust, 6.132%, due 11/25/37	611,839
705,000	C,S	GE Capital Commercial Mortgage Corp., 4.433%, due 07/10/39	693,966
233,000	C,S	GMAC Commercial Mortgage Securities, Inc., 6.987%, due 05/15/30	232,301
962,000	C,S	Greenwich Capital Commercial Funding Corp., 5.381%, due 03/10/39	760,970
1,235,000	C,S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	925,860
310,000	C,S	GS Mortgage Securities Corp. II, 5.560%, due 11/10/39	246,834
166,217	C,S	GSR Mortgage Loan Trust, 4.506%, due 05/25/34	114,648

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$778,530	C,S	GSR Mortgage Loan Trust, 4.560%, due 09/25/35	$498,133
509,095	C,S	GSR Mortgage Loan Trust, 4.586%, due 09/25/35	391,540
742,184	C	GSR Mortgage Loan Trust, 5.346%, due 11/25/35	408,201
541,752	C,I	GSR Mortgage Loan Trust, 5.826%, due 03/25/37	296,072
3,882,285	C,S	GSR Mortgage Loan Trust, 5.999%, due 03/25/47	2,063,695
101,163	C,S	Indymac Index Mortgage Loan Trust, 5.315%, due 01/25/36	32,592
490,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.305%, due 01/15/49	387,356
700,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49	497,048
920,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, due 06/12/47	666,701
1,090,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.466%, due 06/12/47	502,580
110,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.502%, due 06/12/47	28,783
770,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.804%, due 06/15/49	590,956
1,430,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.068%, due 02/12/51	1,017,740
550,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.579%, due 02/12/51	149,648
850,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.579%, due 02/12/51	407,026
349,448	C,S	JPMorgan Commercial Mortgage Finance Corp., 7.770%, due 10/15/32	349,631
390,131	C,S	JPMorgan Mortgage Trust, 5.138%, due 11/25/33	303,005

Principal Amount			Value
$1,015,179	C,I	JPMorgan Mortgage Trust, 5.298%, due 07/25/35	$783,300
483,968	C,S	JPMorgan Mortgage Trust, 5.678%, due 04/25/36	162,698
204,531	C,S	JPMorgan Mortgage Trust, 5.793%, due 01/25/37	150,226
314,369	C,I	JPMorgan Mortgage Trust, 6.009%, due 05/25/37	59,007
1,140,000	C,S	LB-UBS Commercial Mortgage Trust, 5.318%, due 02/15/40	912,122
450,000	C,S	LB-UBS Commercial Mortgage Trust, 6.149%, due 04/15/41	190,818
1,720,000	C,S	LB-UBS Commercial Mortgage Trust, 6.166%, due 09/15/45	813,656
550,394	C,S	MASTR Adjustable Rate Mortgages Trust, 5.036%, due 04/25/36	393,316
32,008	C,S	MASTR Alternative Loans Trust, 6.000%, due 07/25/34	23,402
925,829	C,S	MASTR Asset Securitization Trust, 0.921%, due 10/25/36	583,654
234,913	C,S	Merrill Lynch Mortgage Investors Trust, 4.487%, due 02/25/35	143,314
567,245	C,S	Merrill Lynch Mortgage Investors Trust, 5.492%, due 12/25/35	370,994
200,000	C,S	Merrill Lynch Mortgage Trust, 5.657%, due 05/12/39	63,064
377,793	C	MLCC Mortgage Investors, Inc., 5.801%, due 09/25/37	321,810
1,011,029	C,S	MLCC Mortgage Investors, Inc., 6.076%, due 10/25/36	753,005
540,000	C,S	Morgan Stanley Capital I, 5.809%, due 12/12/49	406,036
23,732	C,S	Nomura Asset Securities Corp., 6.590%, due 03/15/30	23,700
28,014	C,S	Residential Accredit Loans, Inc., 5.376%, due 04/25/35	7,083
81,842	C,S	Residential Accredit Loans, Inc., 5.750%, due 01/25/33	81,582
765,142	C,S	Residential Accredit Loans, Inc., 5.750%, due 04/25/37	334,128
58,322	C,S	Residential Accredit Loans, Inc., 6.000%, due 05/25/36	57,027

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$141,398	C,S	Residential Accredit Loans, Inc., 6.000%, due 09/25/36	$136,094
600,000	C,S	Residential Asset Securitization Trust, 5.500%, due 12/25/35	235,696
1,040,787	C,S	Residential Asset Securitization Trust, 6.000%, due 06/25/35	709,049
238,775	C,S	Residential Asset Securitization Trust, 6.000%, due 09/25/36	116,809
198,465	C,S	Residential Asset Securitization Trust, 6.250%, due 11/25/36	113,104
507,619	C,I	Residential Funding Mortgage Securities I, 5.764%, due 07/27/37	131,698
417,000	C,S	SLM Student Loan Trust, 2.396%, due 06/15/39	165,432
112,109	C,I	Structured Asset Mortgage Investments, Inc., 1.081%, due 09/19/32	31,084
666,288	C,I	Suntrust Adjustable Rate Mortgage Loan Trust, 5.660%, due 06/25/37	448,637
2,260,455	C,S	Suntrust Adjustable Rate Mortgage Loan Trust, 5.827%, due 02/25/37	1,297,815
296,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.275%, due 11/15/48	242,931
910,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.902%, due 02/15/51	660,571
430,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.952%, due 05/15/46	114,298
734,343	C,S	Wachovia Mortgage Loan Trust, LLC, 5.981%, due 03/20/37	396,163
262,038	C,I	Washington Mutual Mortgage Pass-through Certificates, 3.096%, due 11/25/46	97,121
182,085	C,I	Washington Mutual Mortgage Pass-through Certificates, 4.375%, due 04/25/47	60,088
241,148	C,S	Washington Mutual Mortgage Pass-through Certificates, 4.491%, due 09/25/33	207,954

Principal Amount			Value
$617,318	C,S	Washington Mutual Mortgage Pass-through Certificates, 4.834%, due 10/25/35	$451,719
575,174	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.047%, due 12/25/35	463,792
2,109,814	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.347%, due 03/25/37	1,209,591
3,080,608	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.449%, due 02/25/37	1,840,258
1,791,118	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.506%, due 09/25/36	1,256,297
156,272	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.548%, due 11/25/36	102,694
2,078,844	C,S,I	Washington Mutual Mortgage Pass-through Certificates, 5.606%, due 12/25/36	1,034,713
268,105	C,S,I	Washington Mutual Mortgage Pass-through Certificates, 5.606%, due 12/25/36	79,358
346,932	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.631%, due 11/25/36	112,669
166,143	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.646%, due 05/25/37	106,242
648,270	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.667%, due 03/25/37	167,550
926,813	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.688%, due 06/25/37	485,715

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$222,432	C,I	Washington Mutual Mortgage Pass-through Certificates, 5.706%, due 02/25/37	$57,334
569,044	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.750%, due 10/25/36	322,604
104,385	C,I	Washington Mutual Mortgage Pass-through Certificates, 5.752%, due 11/25/36	29,556
1,910,555	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.762%, due 02/25/37	1,194,150
541,831	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.859%, due 07/25/37	274,168
113,548	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.863%, due 02/25/37	48,816
1,118,169	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.871%, due 08/25/46	622,441
780,585	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.929%, due 09/25/36	662,974
515,301	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.986%, due 10/25/34	473,077
81,425	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.368%, due 09/25/34	58,291
1,469,022	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.388%, due 12/25/34	1,120,830
1,040,392	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.542%, due 02/25/35	657,466
216,449	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.543%, due 11/25/34	131,956

Principal Amount			Value
$162,338	C,I	Wells Fargo Mortgage-Backed Securities Trust, 4.818%, due 07/25/36	$45,370
351,836	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.876%, due 10/25/35	236,325
440,983	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.092%, due 03/25/36	316,716
300,862	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.093%, due 03/25/36	187,281
598,268	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.205%, due 04/25/36	393,257
427,467	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.240%, due 04/25/36	218,023
198,558	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.245%, due 10/25/34	169,538
1,750,302	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.545%, due 04/25/36	979,629
590,316	C,I	Wells Fargo Mortgage-Backed Securities Trust, 5.557%, due 07/25/36	161,730
3,225,561	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.594%, due 07/25/36	1,784,101
268,324	C,S,I	Wells Fargo Mortgage-Backed Securities Trust, 5.628%, due 07/25/36	143,736
406,320	C,S,I	Wells Fargo Mortgage-Backed Securities Trust, 5.628%, due 07/25/36	112,662
5,086,374	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.750%, due 09/25/36	2,758,504
251,365	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 10/25/36	230,149
933,524	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.099%, due 09/25/36	646,212
Total Collateralized Mortgage Obligations (Cost $98,896,612)			66,847,660

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
OTHER BONDS: 21.0%
			Event Linked Notes: 1.5%
EUR	250,000	#,S	Aiolos Ltd. - Floating Rate Catastrophe Linked Nts., 3-month EUR-EURIBOR +4.750%, 04/08/09, 7.547%, due 04/08/09	$342,699
	$500,000	#,S	Akibare Ltd. - Catastrophe Linked Class A Floating Rate Nts., 3-month USD LIBOR +2.950%, 05/22/12, 5.103%, due 05/22/12	484,925
	500,000	#,S	Calabash Re Ltd. - Class A-1 Floating Rate Catastrophe Linked Nts., 3-month USD-LIBOR +8.500%, 06/01/09, 10.653%, due 06/01/09	501,175
	500,000	#,S	Cat-Mex Ltd. - Class A Floating Rate Catastrophe Linked Nts., 3-month USD-LIBOR +2.350%, 05/19/09, 4.585%, due 05/19/09	489,200
	300,000	#,S	Champlain Ltd. - Class A Floating Rate Catastrophe Linked Nts., 3-month US-LIBOR +12.750%, 01/7/09, 17.084%, due 01/07/09	300,170
	310,000	#,S	Eurus Ltd. - Floating Rate Catastrophe Linked Nts., 3-month USD LIBOR +6.250%, 04/08/09, 9.758%, due 04/08/09	302,932
	360,000	#,S	Fhu-Jin Ltd. - Class B Floating Rate Catastrophe Linked Nts., 3-month USD-LIBOR +3.900%, 08/10/11, 7.093%, due 08/10/11	347,652
	250,000	#,S	Foundation Re II Ltd. - Series 2006-I, Class G Floating Rate Catastrophe Linked Nts., 3-month USD-LIBOR +9.800%, 01/08/09, 11.841%, due 01/08/09	249,261
	450,000	#,S	Fusion 2007 Ltd. Floating Rate Note, 3-month USD-LIBOR +6.000%, 05/19/09, 8.239%, due 05/19/09	445,793

Principal Amount			Value
$750,000	#,S	Lakeside RE Ltd. - Floating Rate Catastrophe Linked Nts., 3-month USD-LIBOR +6.500%, 12/31/09, 7.959%, due 12/31/09	$743,325
250,000	#,S	Medquake Ltd. - Catastrophe Linked Class B Floating Rate Nts., 3-month USD-LIBOR +5.100%, 05/31/10, 7.249%, due 05/31/10	244,575
250,000	#,S	Midori Ltd. - Catastrophe Linked Floating Rate Nts., 3-month USD-LIBOR +2.750%, 10/24/12, 7.503%, due 10/24/12	240,725
250,000	#,S	Muteki Ltd. - Catastrophe Linked Floating Rate Nts., Japan Earthquake, 3-month USD-LIBOR +4.400%, 05/24/11, 6.549%, due 05/24/11	237,375
630,000	#,S	Nelson RE Ltd. - Catastrophe Linked Class A Series 2007-I Floating Rate Nts., 3-month USD-LIBOR +11.900%, 06/21/10, 14.049%, due 06/21/10	610,848
500,000	#,S	Osiris Capital PLC - Mortality Index Catastrophe Linked Nts. Series D3, 3-month USD-LIBOR +5.000%, 01/15/10, 9.753%, due 01/15/10	489,250
250,000	#,S	Residential RE 2007 - Catastrophe Linked Class 3 Floating Rate Nts., 3-month USD-LIBOR +12.250%, 06/07/10, 14.453%, due 06/07/10	241,475
450,000	#,S	Residential Reinsurance Ltd. - Class 2 Floating Rate Catastrophe Linked Nts., US Hurricane and US Earthquake, 3-month USD-LIBOR +11.500%, 06/06/11, 13.703%, due 06/06/11	434,306

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
			Event Linked Notes (continued)
	$610,000	#,S	VASCO Re 2006 Ltd. - Floating Rate Catastrophe Linked Nts., 3-month USD-LIBOR +8.500%, 06/05/09, 10.701%, due 06/05/09	$612,349
	701,000	#,I	Vega Capital LTD. - Class D Catastrophe Linked Nts., 0.000%*, 06/24/11, 0.001%, due 06/24/11	718,525
	680,000	#,S	Willow RE Ltd. - Catastrophe Linked Floating Rate Nts., 3-month USD-LIBOR +5.125%, 06/16/10, 8.545%, due 06/16/10	409,870
				8,446,430
			Foreign Government Bonds: 19.5%
EGP	3,885,000	#,S	Arab Republic of Egypt, 8.750%, due 07/18/12	583,323
	$1,290,000	S	Argentina Government International Bond, 1.318%, due 12/15/35	38,700
	1,294,000	S	Argentina Government International Bond, 7.000%, due 03/28/11	527,629
	900,000	#,S	Banco Nacional de Desenvolvimento Economico e Social, 6.369%, due 06/16/18	859,500
EUR	355,000	S	Belgium Government International Bond, 5.000%, due 03/28/35	560,936
BRL	5,457,000	S	Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/12	2,312,298
BRL	8,767,000	S	Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	3,384,261
EUR	4,155,000	S	Bundesrepublik Deutschland, 3.750%, due 07/04/13	6,121,602
EUR	2,810,000	S	Bundesrepublik Deutschland, 4.000%, due 01/04/37	4,188,662
EUR	1,055,000	S	Bundesrepublik Deutschland, 5.500%, due 01/04/31	1,819,718
CAD	375,000	S	Canadian Government International Bond, 3.500%, due 06/01/13	326,929
CAD	280,000	S	Canadian Government International Bond, 3.750%, due 06/01/10	235,626
CAD	170,000	S	Canadian Government International Bond, 4.250%, due 06/01/18	155,437
CAD	395,000	S	Canadian Government International Bond, 5.000%, due 06/01/37	409,175

Principal Amount				Value
	$1,050,000	C, I	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 8.400%, due 02/09/16	$157,500
DKK	2,405,000	S	Denmark Government International Bond, 5.000%, due 11/15/13	487,597
	$2,470,000	C,S,L	Federative Republic of Brazil, 6.000%, due 01/17/17	2,562,625
	2,530,000	S	Federative Republic of Brazil, 8.000%, due 01/15/18	2,846,250
	415,000	S	Federative Republic of Brazil, 8.875%, due 10/14/19	508,375
EUR	1,860,000	S	French Treasury Note, 3.750%, due 01/12/13	2,693,908
EUR	735,000	S	French Treasury Note, 4.500%, due 07/12/12	1,087,543
EUR	2,000,000	S	Government of France, 4.000%, due 10/25/38	2,931,429
EUR	825,000	S	Hellenic Republic Government International Bond, 4.600%, due 05/20/13	1,126,780
HUF	81,200,000	S	Hungary Government International Bond, 5.500%, due 02/12/14	364,826
HUF	260,000,000	S	Hungary Government International Bond, 6.000%, due 10/24/12	1,214,679
	$930,000	#,S	Indonesia Government International Bond, 6.750%, due 03/10/14	832,350
	860,000	#,S	Indonesia Government International Bond, 6.875%, due 01/17/18	718,100
	555,000	#,S	Indonesia Government International Bond, 7.250%, due 04/20/15	496,725
	130,000	#,S	Indonesia Government International Bond, 7.750%, due 01/17/38	108,550
	1,330,000	#,S	Indonesia Government International Bond, 8.500%, due 10/12/35	1,137,150
ILS	3,700,000	S	Israel Government International Bond, 7.500%, due 03/31/14	1,208,255
EUR	1,100,000	S	Italy Certificati di Credito del Tesoro, 2.200%, due 07/01/09	1,529,511
JPY	329,000,000	S	Japan Government 10-Year Bond, 1.700%, due 09/20/16	3,867,138
JPY	118,000,000	S	Japan Government 10-Year Bond, 2.000%, due 03/20/16	1,413,213
JPY	196,000,000	S	Japan Government 20-Year Bond, 1.000%, due 03/20/23	2,000,383

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
			Foreign Government Bonds (continued)
JPY	146,000,000	S	Japan Government 20-Year Bond, 2.000%, due 12/20/24	$1,686,333
JPY	82,000,000	S	Japan Government 20-Year Bond, 2.100%, due 03/20/25	965,869
JPY	629,000,000	S	Japan Government 2-Year Bond, 0.900%, due 06/15/10	6,988,204
JPY	722,000,000	S	Japan Government 5-Year Bond, 1.500%, due 06/20/13	8,265,861
MXN	18,760,000	S	Mexico Government International Bond, 8.000%, due 12/19/13	1,366,038
MXN	12,800,000	S	Mexico Government International Bond, 10.000%, due 12/05/24	1,064,040
	$395,000		Mexico Government International Bond, 8.375%, due 01/14/11	428,575
NGN	40,200,000	S	Nigeria Treasury Bond, 9.230%, due 05/25/12	272,364
NGN	12,700,000	S	Nigeria Treasury Bond, 12.500%, due 02/24/09	90,909
NGN	17,600,000	S	Nigeria Treasury Bond, 15.000%, due 01/27/09	126,347
NOK	1,335,000	S	Norway Government International Bond, 6.500%, due 05/15/13	216,199
	$65,000	S	Panama Government International Bond, 6.700%, due 01/26/36	58,825
	435,000	S	Panama Government International Bond, 7.125%, due 01/29/26	412,163
	2,234,000	S	Panama Government International Bond, 7.250%, due 03/15/15	2,289,850
	240,000	S	Panama Government International Bond, 8.875%, due 09/30/27	259,824
	450,000	S	Panama Government International Bond, 9.375%, due 04/01/29	497,250
PEN	3,800,000	S	Peru Government International Bond, 7.840%, due 08/12/20	1,237,005
PEN	4,570,000	S	Peru Government International Bond, 8.600%, due 08/12/17	1,558,571
PEN	3,550,000	S	Peru Government International Bond, 9.910%, due 05/05/15	1,273,194
PEN	4,355,000	S	Peru Government International Bond, 12.250%, due 08/10/11	1,544,098
PEN	4,131,000	S,Z	Peruvian Certificates of Deposit, 6.890%, due 01/05/09	1,314,557

Principal Amount				Value
PEN	97,000	S,Z	Peruvian Certificates of Deposit, 8.610%, due 04/13/09	$30,154
	$200,000	S	Philippine Government International Bond, 9.000%, due 02/15/13	213,000
PLN	1,815,000	S	Poland Government International Bond, 5.250%, due 04/25/13	613,098
PLN	635,000	S	Poland Government International Bond, 5.750%, due 09/23/22	222,032
	$495,000	S	Republic of Colombia, 7.375%, due 09/18/37	487,575
	335,000	S	Republic of Colombia, 8.250%, due 12/22/14	363,040
	20,000	S	Republic of Colombia, 10.750%, due 01/15/13	23,400
COP	3,183,000,000	S	Republic of Colombia, 12.000%, due 10/22/15	1,563,500
	$785,000	S	Republic of Turkey, 6.750%, due 04/03/18	749,675
	1,405,000	S	Republic of Turkey, 7.000%, due 09/26/16	1,382,450
	210,000	S	Republic of Turkey, 7.000%, due 03/11/19	198,571
	270,000	S	Republic of Turkey, 7.250%, due 03/15/15	270,000
UYU	9,900,000	S	Republica Orient Uruguay, 4.250%, due 04/05/27	222,141
UYU	11,880,000	S	Republica Orient Uruguay, 5.000%, due 09/14/18	400,424
	$400,000	S	Republica Orient Uruguay, 7.625%, due 03/21/36	338,000
	340,000	#,S	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18	221,000
ILS	3,590,000	S	State of Israel, 5.500%, due 02/28/17	1,046,109
SEK	3,940,000	S	Sweden Government International Bond, 4.500%, due 08/12/15	568,009
TRY	1,075,000	S	Turkey Government International Bond, 10.000%, due 02/15/12	635,368
TRY	235,000	S	Turkey Government International Bond, 12.000%, due 08/14/13	124,846
TRY	2,260,000	S	Turkey Government International Bond, 14.000%, due 01/19/11	1,404,172
TRY	6,940,000	S	Turkey Government International Bond, 16.000%, due 03/07/12	4,415,342
TRY	2,700,000	S,Z	Turkey Government International Bond, 16.010%, due 10/07/09	1,555,539
TRY	4,565,000	S,Z	Turkey Government International Bond, 16.517%, due 01/13/10	2,523,663

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
			Foreign Government Bonds (continued)
TRY	1,000,000	Z	Turkey Government International Bond, 17.098%, due 06/23/10	$517,169
GBP	825,000	S	United Kingdom Gilt, 4.750%, due 12/07/38	1,409,515
GBP	385,000	S	United Kingdom Gilt, 5.000%, due 03/07/12	599,700
GBP	425,000	S	United Kingdom Gilt Bond, 4.750%, due 06/07/10	643,377
GBP	410,000	S	United Kingdom Gilt Bond, 5.000%, due 03/07/18	682,601
	$1,085,000	S	Uruguay Government International Bond, 8.000%, due 11/18/22	1,009,050
	1,330,000	S	Venezuela Government International Bond, 7.650%, due 04/21/25	525,350
	540,000	S	Venezuela Government International Bond, 9.000%, due 05/07/23	235,278
	410,000	S	Venezuela Government International Bond, 10.750%, due 09/19/13	270,600
				108,196,507
Total Other Bonds (Cost $122,418,463)				116,642,937
STRUCTURED PRODUCTS: 6.9%
	520,000	I	Barclays Bank PLC - Custom Basket of African Currencies Unsecured Linked Nts., 10.250%, 05/07/09	452,920
	520,000	I	Barclays Bank PLC - Custom Basket of African Currencies Unsecured Linked Nts., 10.000%*, 05/15/09	454,792
BRL	1,250,000	I	Citigroup Funding Inc. - Brazil T-Bond Unsecured Credit Linked Nts., 9.762%, 01/03/17	450,936
COP	525,000,000	S	Citigroup Funding Inc. - Colombia (TES) Unsecured Credit Linked Nts., 11.250%, 10/25/18	241,567
COP	132,000,000	I	Citigroup Funding Inc. - Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	114,548
COP	207,000,000	I	Citigroup Funding Inc. - Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	179,632

Principal Amount				Value
COP	361,000,000	I	Citigroup Funding Inc. - Colombia (TES) Unsecured Credit Linked Nts., 7.000%, 02/26/15	$313,271
	$1,030,000	S	Citigroup Funding Inc. - Custom Basket of African Currencies Credit Linked Nts., 04/29/09	909,336
DOP	3,770,000	I	Citigroup Funding Inc. - Dominican Republic T-Bond Unsecured Credit Linked Nts., 12.000%, 02/22/11	86,691
DOP	10,390,000	S	Citigroup Funding Inc. - Dominican Republic T-Bond Unsecured Credit Linked Nts., 14.218%*, 05/11/09	271,602
DOP	14,500,000	S	Citigroup Funding Inc. - Dominican Republic Unsecured Credit Linked Nts., 13.182%*, 02/23/09	396,979
DOP	10,200,000	S	Citigroup Funding Inc. - Dominican Republic Unsecured Credit Linked Nts., 15.000%, 03/12/12	228,924
EGP	2,650,000	S	Citigroup Funding Inc. - Egypt (The Arab Republic of) T-Bill Unsecured Credit Linked Nts., 5.765%*, 02/05/09	475,256
EGP	1,900,000	S	Citigroup Funding Inc. - Egypt (The Arab Republic of) T-Bill Unsecured Credit Linked Nts., 6.089%*, 03/05/09	337,861
EGP	2,810,000	S	Citigroup Funding Inc. - Egypt (The Arab Republic of) T-Bill Unsecured Credit Linked Nts., 6.267%*, 03/26/09	496,324
EGP	2,820,000	S	Citigroup Funding Inc. - Egypt (The Arab Republic of) T-Bill Unsecured Credit Linked Nts., 6.529%*, 03/26/09	498,090
EGP	2,620,000	S	Citigroup Funding Inc. - Egypt (The Arab Republic of) T-Bill Unsecured Credit Linked Nts., 6.641%*, 02/17/09	467,730

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
STRUCTURED PRODUCTS (continued)
EGP	1,140,000	S	Citigroup Funding Inc. - Egypt (The Arab Republic of) T-Bill Unsecured Credit Linked Nts., 7.812%*, 04/16/09	$200,011
GHS	610,000	S	Citigroup Funding Inc. - Ghana (Republic of) Unsecured Credit Linked Nts. 13.500%, 04/02/10	418,313
NGN	96,000,000	I	Citigroup Funding Inc. - Nigeria Unsecured Credit Linked Nts (linked to Nigerian Treasury Bonds), 14.500%, 03/01/11	699,295
ZMK	565,000,000	S	Citigroup Funding Inc. - Zambia T-Bill Unsecured Credit Linked Nts., 10.717%*, 03/04/09	114,156
ZMK	565,000,000	S	Citigroup Funding Inc. - Zambia T-Bill Unsecured Credit Linked Nts., 10.793%*, 02/25/09	114,457
ZMK	365,000,000	S	Citigroup Funding Inc. - Zambia T-Bill Unsecured Credit Linked Nts., 11.399%*, 06/11/09	69,623
UAH	300,000	S	Citigroup Global Markets Holdings Inc. - Ukraine Currency Indexed Unsecured Credit Linked Nts., 11.940%, 01/02/10	33,801
	$400,000	@@,C,S,I	Cloverie PLC - Series 2005-93 Secured Credit Linked Nts., 3-month USD-LIBOR+4.250%, 12/20/10	255,720
	325,000	@@,#,I	Coriolanus Limited - Argentine Republic Credit Linked Nts., one-month USD-LIBOR + 3.000%, 12/22/11	325,000
	500,000	@@,#,I	Coriolanus Limited - Coriolanus Limited Pass-Through Emerging Markets Portfolio Credit Linked Nts., 10.620%, 09/10/10	32,750
	630,000	@@,#,I,Z	Coriolanus Limited - JSC Halyk Bank of Kazakhstan Credit Linked Nts., 7.250%, 03/25/09	623,700

Principal Amount				Value
BRL	3,700,000	@@,#	Coriolanus Limited - Secured Pass-Through Rondonia Precatorio Inflation Linked Nts., 0.000%, 12/31/17	$1,090,008
COP	13,368,000,000	I	Credit and Repackaged Securities Limited ("CARS") - Republic of Colombia COP - Linked Medium Term Credit Linked Nts., 10.476%*, 02/08/37	87,393
TRY	4,540,000	I	Credit and Repackaged Securities Limited ("CARS") - Republic of Turkey Medium Term Credit Linked Nts., 14.802%*, 03/29/17	638,865
UAH	4,600,000	I	Credit Suisse First Boston, Nassau - Ukraine Government International Bonds Series EMG 27 Credit Linked Nts., 11.940%, 12/30/09	422,319
UAH	400,000	I	Credit Suisse First Boston, Nassau - Ukraine Series EMG 13 Credit Linked Nts., 11.940%, 12/30/09	36,723
UAH	1,440,000	I	Credit Suisse First Boston, Nassau - Ukraine Series NPC 12 Credit Linked Nts., 11.940%, 12/30/09	132,204
UAH	995,000	S	Credit Suisse International - Boryspil Airport Total Return Linked Nts., 10.000%, 04/19/10	55,583
IDR	3,700,000,000	S	Credit Suisse International - Indonesia (Republic of) Total Return Linked Nts., 12.000%, 09/16/11	342,073
RUB	12,330,000	I	Credit Suisse International - Moitk Total Return Linked Nts., 8.990%, 03/26/11	130,831
RUB	21,800,000	I	Credit Suisse International - Moscoblgaz - Finans RUR Total Return Linked Nts., 9.250%, 06/24/12	289,144
	$830,000	S	Credit Suisse International - NJSC Naftogaz of Ukraine Credit Linked Nts. - Multiple LPN Reference Obligations, 5.000%, 01/20/09	816,883

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
STRUCTURED PRODUCTS (continued)
RUB	24,380,000	@@,I	Credit Suisse International - Oreniz Total Return Linked Nts., 9.240%, 02/21/12	$323,363
RUB	10,610,000	@@,I	Credit Suisse International - Russian Railways Total Return Linked Bonds, 6.670%, 01/22/09	333,685
RUB	19,450,000	I,±	Credit Suisse International - SPETSSTROY - 2 Credit Linked Fully Funded Total Return Linked Nts., 8.590%, 5/20/10	51,595
VND	3,048,000,000	@@,I	Credit Suisse International - Vietnam Shipbuilding Industry Group Total Return Credit Linked Nts., 10.500%, 01/19/17	106,348
VND	7,600,000,000	@@,S	Deutsche Bank A.G., Singapore - Vietnam Shipping Industry Group Total Return Linked Nts., 9.000%, 04/20/17	184,142
MXN	2,200,634	I	Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.090%, 01/05/11	147,784
MXN	1,438,126	I	Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.520%, 01/05/11	96,578
MXN	1,438,336	I	Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.650%, 01/05/11	96,592
BRL	595,000	S	Deutsche Bank AG, London - Brazil IPCA Total Return Credit Linked Nts., 6.000%, 08/18/10	454,402
COP	457,000,000	S	Deutsche Bank AG, London - Colombia (Republic of) Total Return Credit Linked Nts., 13.500%, 09/16/14	227,250

Principal Amount				Value
NGN	19,500,000	S	Deutsche Bank AG, London - Nigeria Total Return Credit Linked Nts., 12.500%, 02/27/09	$144,934
NGN	26,000,000	S	Deutsche Bank AG, London - Nigeria Total Return Credit Linked Nts., 15.000%, 01/30/09	190,800
	$457,170	@@,I	Deutsche Bank AG, London - TMM SA Credit Linked Nts., 6.000%, 09/07/12	251,444
	420,000	@@,S	Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.400%, 08/25/10	237,325
	420,000	@@,S	Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.500%, 02/25/11	212,642
	420,000	@@,S	Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.600%, 08/25/11	192,864
	420,000	@@,S	Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.680%, 02/27/12	179,252
	420,000	@@,S	Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.750%, 08/28/12	170,415
IDR	4,800,000,000	S	Deutsche Bank AG, Singapore - Indonesia Credit Linked Nts., 12.800%, 06/22/21	369,072
	$157,867	S	Deutsche Bank International Asia Limited, Singapore - Indonesia Credit Linked Nts., 14.250%, 06/22/13	172,005
RUB	7,890,000	@@,I	Dresdner Bank AG, London - Lukoil Credit Linked Nts., 7.100%, 12/12/11	191,727

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
STRUCTURED PRODUCTS (continued)
	$900,000	@@,#,I	Eirles Two Limited 335 - Floating Rate Credit Linked Nts., 6-month USD-LIBOR +1.650%,04/30/12	$313,920
	900,000	@@,#,I	Eirles Two Ltd. 324 - Floating Rate Credit Linked Nts., 6-month USD-LIBOR +3.200%, 04/30/12	349,740
	505,000	I	Emblem Finance Co. Limited - Kingdom of Swaziland Floating Rate Credit Linked Nts., 3-month USD-LIBOR +4.000%, 06/20/10	534,492
RUB	19,300,000	@@,S	Goldman Sachs Capital Markets LP - OJSC Russian Agricultural Bank Total Return Linked Nts., 8.000%, 05/13/09	572,733
	$3,000,000	@@,#,I	Hallertau SPC 2007-01 - Republic of Philippines Credit Linked Nts., 6-month USD-LIBOR +2.050%, 12/20/17	2,185,500
	3,140,000	@@,#,I	Hallertau SPC 2008-2A - Doux Frangosul S.A. ARGO Avicola Credit Linked Nts., 9.264%, 09/17/13	3,179,878
BRL	2,532,671	@@,#,I,±	Hallertau SPC,Series 2008-1, Certificado de Direitos Creditorios do Agronegocio/Frigorifico Margen Ltda. Credit Linked Nts., 9.888%*, 08/02/10	220,251
	$290,000	@@,S	HSBC Bank PLC - Unsecured Currency Linked Nts., USD/TRY, 03/09/09	264,364
	290,000	@@,S,Z	HSBC Bank PLC - Unsecured Currency Linked Nts., USD/TRY, 07/08/09	263,030
	920,000	@@,S,Z	HSBC Bank PLC - Unsecured Currency Linked Nts., Zero Coupon, 01/12/10	718,152
BRL	12,716,000	I	JPMorgan Chase Bank N.A, London. - Brazil Unsecured Credit Linked Nts., 12.184%*, 01/02/15	2,498,097
COP	6,500,000,000	I	JPMorgan Chase Bank N.A. - COP and Colombia Credit Linked Nts., 10.190%*, 01/05/16	1,399,972

Principal Amount				Value
COP	2,663,000,000	I	JPMorgan Chase Bank N.A. - COP and Colombia Credit Linked Nts., 10.218%*, 10/31/16	$526,186
COP	2,674,000,000	I	JPMorgan Chase Bank N.A. - COP and Colombia Credit Linked Nts., 10.218%*, 10/31/16	528,359
PEN	1,360,000	I	JPMorgan Chase Bank N.A. - PEN and Peru Credit Linked Nts., 8.115%*, 09/02/15	231,843
BRL	405,000	I	JPMorgan Chase Bank N.A., London - Brazil NTN - B Credit Linked Nts., Rate Linked to Inflation, 05/16/45	259,968
IDR	4,190,000,000	I	JPMorgan Chase Bank, N.A., Singapore - Indonesia Credit Linked Nts., 12.800%, 06/17/21	402,701
COP	392,000,000	I	LatAm Walker Cayman Trust Series 2006-102 - COP and Colombia Credit Linked Nts., 10.000%, 11/17/16	163,297
BRL	2,200,458	S,±	Lehman Brothers Treasury Co., BV - Banco BMG Loan Portfolio Pass- Through Notes, 6.357%* 04/20/11	207,475
	$1,307,692	@@,I	MicroAccess Trust 2007 - MicroFinance Institutional Loans, Credit Linked Nts., 7.550%, 5/24/12	1,181,108
BRL	2,049,837	@@,#,I	Morgan Stanley - Brazil Sr. Unsecured Credit Linked Nts., 14.400%, 08/04/16	667,516
BRL	6,135,000	I	Morgan Stanley - Brazilian Real and Credit Linked Nts., 12.551%*, 01/05/22	60,508
PEN	832,000	@@,#,I	Morgan Stanley - PEN Denominated Credit Linked Nts., 6.250%, 03/23/17	161,126
	$200,000	@@,I	Morgan Stanley - The State Road Administration of Ukraine (Republic of) Credit Linked Nts., 6-month USD-LIBOR +2.67%, 10/15/17	50,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value
STRUCTURED PRODUCTS (continued)
	$1,200,000	@@,I	Morgan Stanley - The State Road Administration of Ukraine/Republic of Ukraine Credit Linked Nts., 6-month USD-LIBOR +1.80%, 10/15/17	$300,000
	900,000	@@,S,I	Morgan Stanley - United Mexican States Credit Linked Nts., 6-month USD LIBOR +1.130%, 11/20/15	810,000
RUB	5,859,618	@@,I	Morgan Stanley & Co. International Ltd. - Red Arrow International Leasing PLC Total Return Linked Nts., 8.375%, 07/06/12	155,438
RUB	16,393,246	@@,S	Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/34	277,122
	$954,155	I	Morgan Stanley Capital Services Inc. - WTI Trading Limited Total Return Linked Nts., 15.000%, 03/08/12	586,424
	1,272,553	I	Morgan Stanley Capital Services Inc. - WTI Trading Limited Total Return Linked Nts., 15.000%, 03/08/12	786,819
MXN	414,000	I	Reforma BLN-Backed I - Class 1B Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	29,895
MXN	690,000	I	Reforma BLN-Backed I - Class 1C Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	49,825
MXN	345,571	I	Reforma BLN-Backed I - Class 2B Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	24,954
MXN	5,210,380	I	Reforma BLN-Backed I - Class 2C Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	376,241
MXN	379,725	I	Reforma BLN-Backed I - Class 2D Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	27,420

Principal Amount				Value
MXN	275,878	I	Reforma BLN-Backed I - Class 2E Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	$19,921
MXN	176,189	I	Reforma BLN-Backed I - Class 2F Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	12,723
MXN	32,447	I	Reforma BLN-Backed I - Class 2G Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	2,343
MXN	2,070,000	@@,I	Reforma BLN-Backed I - Class 1A - Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	149,475
MXN	197,523	I	Reforma BLN-Backed I - Class 2A Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	14,263
	$300,000	@@,#,C,I	Salisbury Intl. Investments Ltd. - Series 2006-003 Tranche E, Secured Credit Linked Nts., 3-month USD-LIBOR +4.150%, 07/22/11	127,770
GHS	263,055	I	UBS AG, Jersey-Ghana (Republic of) Credit Linked Nts., 14.470%, 12/28/11	109,215
Total Structured Products (Cost $55,659,699)				38,439,594
Shares				Value
COMMON STOCK: 0.1%
			Agriculture: 0.0%
	12,144	@@,S	MHP S.A. (Low Exercise Price Warrant, Issuer: Morgan Stanley)	$39,468
				39,468
			Cosmetics/Personal Care: 0.1%
	22,230	@,S	Revlon, Inc. - Class A	148,274
				148,274
			Investment Companies: 0.0%
	144,498	@,#,I	Arco Capital Corp. Ltd	144,498
				144,498
Total Common Stock (Cost $2,454,428)				332,240

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares				Value
MUTUAL FUNDS: 2.1%
			Open-End Funds: 2.1%
	1,614,531	S	Oppenheimer Master Loan Fund	$11,613,217
Total Mutual Funds (Cost $16,000,000)				11,613,217
PREFERRED STOCK: 0.0%
			Diversified Financial Services: 0.0%
	203	#,P	Preferred Blocker, Inc.	203,000
				203,000
			Sovereign: 0.0%
	21,860	P,S	Federal National Mortgage Association - Series S	18,144
				18,144
Total Preferred Stock (Cost $753,751)				221,144
# of Contracts				Value
POSITIONS IN PURCHASED OPTIONS: 0.0%
	19,655,000	@@,S	Call Swaption OTC - J. Aron & Company 28-Day MXN-TIIE-BANXICO - Fund Pays Floating Strike @ 9.320%-Exp 06/11/09	$104,711
Total Positions in Purchased Options (Cost $55,710)				104,711
Total Long-Term Investments (Cost $556,823,246)				463,612,564
Shares				Value
SHORT-TERM INVESTMENTS: 24.4%
			Affiliated Mutual Fund: 12.1%
	67,160,961		ING Institutional Prime Money Market Fund - Class I	$67,160,961
Total Mutual Fund (Cost $67,160,961)				67,160,961
Principal Amount				Value
			Foreign Government Securities: 0.8%
	$1,900,000	S,Z	Egypt Treasury Bill, 13.190%, due 01/06/09	$343,993
EGP	1,650,000	S,Z	Egypt Treasury Bill, 13.370%, due 01/06/09	298,722
MXN	34,700,000	Z	Mexican Cetes, 8.390%, due 04/02/09	2,453,067

Principal Amount				Value
NGN	26,400,000	S,Z	Nigeria Treasury Bill, 0.000%, due 04/09/09	$187,087
NGN	95,300,000	S,Z	Nigeria Treasury Bill, 5.660%, due 02/05/09	678,392
NGN	122,000,000	S,Z	Nigeria Treasury Bill, 9.720%, due 01/08/09	871,532
Total Foreign Government Securities (Cost $4,891,991)				4,832,793
			U.S. Government Agency Obligations: 8.8%
	$48,800,000	S,Z	Fannie Mae, 0.170%, due 02/23/09	48,787,601
Total U.S. Government Agency Obligations (Cost $48,787,601)				48,787,601
			Securities Lending Collateralcc: 2.7%
	15,242,603		Bank of New York Mellon Corp. Institutional Cash Reserves	15,155,475
Total Securities Lending Collateral (Cost $15,242,603)				15,155,475
Total Short-Term Investments (Cost $136,083,156)				135,936,830

Total Investments in Securities (Cost $692,906,402)*	107.8%	$599,549,394
Other Assets and Liabilities - Net	(7.8)	(43,366,916)
Net Assets	100.0%	$556,182,478

@  Non-income producing security

@@  Foreign Issuer

&  Payment-in-kind

MASTR  Mortgage Asset Securitization Transaction, Inc.

+  Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

ip  Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

±  Defaulted security

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^  Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

COP  Colombian Peso

DOP  Dominican Peso

DKK  Danish Krone

EGP  Egyptian Pound

EUR  EU Euro

GBP  British Pound

GHS  Ghanian Cedi

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli New Shekel

JPY  Japanese Yen

MXN  Mexican Peso

MYR  Malaysian Ringgit

NGN  Nigerian Naira

NOK  Norwegian Krone

PEN  Peruvian Nuevo Sol

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

TRY  Turkish Lira

UAH  Ukrainian Hryvnia

UYU  Uruguayan Peso Uruguayo

VND  Vietnamese Dong

ZMK  Zambian Kwacha

*  Cost for federal income tax purposes is $693,548,872.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,987,969
Gross Unrealized Depreciation	(106,987,447)
Net Unrealized Depreciation	$(93,999,478)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$78,922,452	$1,470,297
Level 2 — Other Significant Observable Inputs	440,616,988	(13,078,350)
Level 3 — Significant Unobservable Inputs	80,009,954	4,470,657
Total	$599,549,394	$(7,137,396)

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, unfunded commitments, swaps, and written options. Forward foreign currency contracts, futures, and unfunded commitments are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 12/31/07	$110,412,667	$1,893,269
Net Purchases/(Sales)	320,259	6,991,522
Accrued Discounts/(Premiums)	1,719,426	—
Total Realized Gain/(Loss)	198,537	(6,641,046)
Total Unrealized Appreciation/(Depreciation)	(33,049,196)	2,356,441
Net Transfers In/(Out) of Level 3	408,261	(129,529)
Ending Balance at 12/31/08	$80,009,954	$4,470,657

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(27,326,919). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING Oppenheimer Strategic Income Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
United Arab			USD
Emirates Dirham
AED 1,280,000	BUY	1/29/09		358,042	347,981	$(10,061)
Argentine Peso ARS 3,600,000	BUY	2/3/09		882,353	994,131	111,778
Australian Dollar AUD 830,000	BUY	1/9/09		584,436	578,074	(6,362)
Australian Dollar AUD 2,180,000	BUY	1/9/09		1,319,445	1,518,314	198,869
Australian Dollar AUD 10,050,000	BUY	1/9/09		6,794,704	6,999,566	204,862
Australian Dollar AUD 5,510,000	BUY	1/9/09		3,542,159	3,837,573	295,414
Australian Dollar AUD 223,000	BUY	1/16/09		145,173	155,188	10,015
Australian Dollar AUD 1,660,000	BUY	2/3/09		1,062,191	1,152,948	90,757
Australian Dollar AUD 4,860,000	BUY	2/3/09		3,120,169	3,375,499	255,330
Australian Dollar AUD 3,270,000	BUY	2/3/09		2,189,121	2,271,169	82,048
Australian Dollar AUD 10,170,000	BUY	2/3/09		6,801,493	7,063,545	262,052
Brazilian Real BRL 4,090,000	BUY	1/5/09		1,717,766	1,750,293	32,527
Brazilian Real BRL 8,090,000	BUY	1/5/09		3,397,732	3,462,072	64,340
Brazilian Real BRL 2,500,000	BUY	1/5/09		1,070,100	1,069,861	(239)
Brazilian Real BRL 2,660,000	BUY	1/5/09		1,093,435	1,138,333	44,898
Brazilian Real BRL 2,500,000	BUY	1/5/09		1,057,230	1,069,861	12,631
Brazilian Real BRL 1,350,000	BUY	1/5/09		547,223	577,725	30,502
Brazilian Real BRL 1,290,000	BUY	1/5/09		542,701	552,049	9,348
Brazilian Real BRL 2,270,000	BUY	1/5/09		943,083	971,434	28,351
Brazilian Real BRL 11,460,000	BUY	2/3/09		4,699,610	4,846,432	146,822
Brazilian Real BRL 2,500,000	BUY	2/3/09		1,025,220	1,057,250	32,030
Brazilian Real BRL 1,310,000	BUY	2/3/09		541,591	553,999	12,408
Brazilian Real BRL 245,000	BUY	2/3/09		100,041	103,610	3,569
Canadian Dollar CAD 775,000	BUY	1/9/09		695,754	627,687	(68,067)
Canadian Dollar CAD 2,060,000	BUY	1/9/09		1,603,223	1,668,432	65,209
Canadian Dollar CAD 8,010,000	BUY	1/9/09		6,758,353	6,487,448	(270,905)
Canadian Dollar CAD 1,100,000	BUY	1/9/09		856,364	890,910	34,546

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar			USD
CAD 8,300,000	BUY	1/9/09		6,675,052	6,722,325	$47,273
Canadian Dollar CAD 8,400,000	BUY	1/9/09		6,841,171	6,803,317	(37,854)
Canadian Dollar CAD 670,000	BUY	1/16/09		527,144	542,580	15,436
Canadian Dollar CAD 1,000,000	BUY	2/2/09		807,331	809,661	2,330
Canadian Dollar CAD 1,010,000	BUY	2/2/09		822,878	817,758	(5,120)
Canadian Dollar CAD 1,010,000	BUY	2/3/09		824,624	817,770	(6,854)
Canadian Dollar CAD 900,000	BUY	2/9/09		746,300	728,771	(17,529)
Canadian Dollar CAD 1,250,000	BUY	2/9/09		1,011,695	1,012,181	486
Swiss Franc CHF 3,850,000	BUY	1/9/09		3,421,614	3,617,558	195,944
Swiss Franc CHF 3,515,000	BUY	1/9/09		3,125,834	3,302,783	176,949
Swiss Franc CHF 2,810,000	BUY	1/9/09		2,426,179	2,640,347	214,168
Swiss Franc CHF 15,760,000	BUY	1/9/09		13,412,309	14,808,495	1,396,186
Swiss Franc CHF 2,625,000	BUY	1/9/09		2,147,889	2,466,516	318,627
Swiss Franc CHF 3,145,000	BUY	1/9/09		2,599,603	2,955,122	355,519
Swiss Franc CHF 170,000	BUY	1/9/09		141,807	159,736	17,929
Swiss Franc CHF 3,160,000	BUY	1/9/09		2,709,098	2,969,216	260,118
Swiss Franc CHF 385,000	BUY	1/9/09		370,634	361,756	(8,878)
Swiss Franc CHF 163,000	BUY	1/16/09		134,267	153,170	18,903
Swiss Franc CHF 1,290,000	BUY	2/3/09		1,073,908	1,212,425	138,517
Swiss Franc CHF 16,160,000	BUY	2/3/09		13,412,681	15,188,208	1,775,527
Swiss Franc CHF 630,000	BUY	2/3/09		575,390	592,115	16,725
Chinese Yuan CNY 2,710,000	BUY	5/13/09		413,425	391,035	(22,390)
Chinese Yuan CNY 2,710,000	BUY	5/13/09		412,167	391,035	(21,132)
Chinese Yuan CNY 2,730,000	BUY	5/13/09		411,765	393,921	(17,844)
Chinese Yuan CNY 2,710,000	BUY	5/14/09		413,740	391,020	(22,720)
Chinese Yuan CNY 2,730,000	BUY	5/14/09		416,095	393,905	(22,190)
Chinese Yuan CNY 1,920,000	BUY	6/8/09		294,253	276,755	(17,498)
Chinese Yuan CNY 1,290,000	BUY	6/8/09		196,356	185,945	(10,411)
Chinese Yuan CNY 14,100,000	BUY	9/2/09		2,118,708	2,030,705	(88,003)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan			USD
CNY 7,800,000	BUY	12/17/09		1,103,253	1,123,369	$20,116
EU Euro EUR 1,100,000	BUY	1/9/09		1,396,120	1,528,415	132,295
EU Euro EUR 65,000	BUY	1/9/09		81,601	90,315	8,714
EU Euro EUR 50,000	BUY	1/9/09		62,805	69,473	6,668
EU Euro EUR 1,025,000	BUY	1/9/09		1,285,822	1,424,205	138,383
EU Euro EUR 2,045,000	BUY	1/9/09		2,580,524	2,841,463	260,939
EU Euro EUR 1,580,000	BUY	1/9/09		2,158,817	2,195,360	36,543
EU Euro EUR 425,000	BUY	1/9/09		575,871	590,524	14,653
EU Euro EUR 1,050,000	BUY	1/9/09		1,439,120	1,458,942	19,822
EU Euro EUR 105,000	BUY	1/9/09		150,150	145,894	(4,256)
EU Euro EUR 2,580,000	BUY	1/16/09		4,061,255	3,583,667	(477,588)
EU Euro EUR 990,000	BUY	1/16/09		1,439,975	1,375,128	(64,847)
EU Euro EUR 2,565,000	BUY	1/16/09		3,283,200	3,562,832	279,632
EU Euro EUR 155,000	BUY	1/29/09		231,393	215,168	(16,225)
EU Euro EUR 705,000	BUY	1/29/09		1,052,466	978,668	(73,798)
EU Euro EUR 435,000	BUY	1/29/09		587,942	603,859	15,917
EU Euro EUR 650,000	BUY	1/29/09		872,008	902,318	30,310
EU Euro EUR 595,000	BUY	1/29/09		744,369	825,968	81,599
EU Euro EUR 725,000	BUY	1/29/09		936,250	1,006,432	70,182
EU Euro EUR 1,275,000	BUY	1/29/09		1,646,510	1,769,932	123,422
EU Euro EUR 5,350,000	BUY	1/30/09		6,793,034	7,426,430	633,396
EU Euro EUR 2,720,000	BUY	1/30/09		3,633,158	3,775,680	142,522
EU Euro EUR 1,080,000	BUY	2/2/09		1,549,908	1,499,044	(50,864)
EU Euro EUR 1,120,000	BUY	2/2/09		1,560,608	1,554,565	(6,043)
EU Euro EUR 90,000	BUY	2/5/09		112,365	124,910	12,545
EU Euro EUR 110,000	BUY	2/5/09		142,472	152,668	10,196
EU Euro EUR 2,310,000	BUY	3/3/09		3,251,094	3,203,774	(47,320)
EU Euro EUR 540,000	BUY	3/3/09		770,753	748,934	(21,819)
EU Euro EUR 1,080,000	BUY	3/3/09		1,529,680	1,497,868	(31,812)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
British Pound			USD
GBP 220,000	BUY	1/9/09		379,038	316,222	$(62,816)
British Pound GBP 630,000	BUY	1/9/09		970,402	905,546	(64,856)
British Pound GBP 4,180,000	BUY	1/9/09		6,617,609	6,008,226	(609,383)
British Pound GBP 110,000	BUY	1/9/09		163,048	158,111	(4,937)
British Pound GBP 2,270,000	BUY	1/9/09		3,369,633	3,262,840	(106,793)
British Pound GBP 70,000	BUY	1/16/09		131,453	100,596	(30,857)
British Pound GBP 335,000	BUY	1/16/09		492,450	481,422	(11,028)
British Pound GBP 750,000	BUY	1/30/09		1,081,245	1,077,369	(3,876)
British Pound GBP 2,170,000	BUY	2/3/09		3,234,602	3,116,950	(117,652)
British Pound GBP 4,490,000	BUY	2/3/09		6,865,165	6,449,358	(415,807)
British Pound GBP 10,000	BUY	2/5/09		19,360	14,363	(4,997)
British Pound GBP 70,000	BUY	2/5/09		123,081	100,543	(22,538)
British Pound GBP 80,000	BUY	2/5/09		127,737	114,906	(12,831)
Hungarian Forint HUF 57,000,000	BUY	2/2/09		297,011	296,412	(599)
Hungarian Forint HUF 232,000,000	BUY	2/2/09		1,237,089	1,206,449	(30,640)
Hungarian Forint HUF 289,000,000	BUY	2/2/09		1,577,804	1,502,862	(74,942)
Hungarian Forint HUF 143,000,000	BUY	2/2/09		755,614	743,630	(11,984)
Indonesian Rupiah IDR 4,080,000,000	BUY	2/17/09		364,286	365,601	1,315
Indonesian Rupiah IDR 4,340,000,000	BUY	2/19/09		381,371	388,664	7,293
Indian Rupee INR 52,000,000	BUY	1/30/09		1,013,843	1,063,639	49,796
Japanese Yen JPY 309,000,000	BUY	1/9/09		3,053,360	3,409,360	356,000
Japanese Yen JPY 309,000,000	BUY	1/9/09		3,052,606	3,409,360	356,754
Japanese Yen JPY 220,000,000	BUY	1/9/09		2,195,390	2,427,376	231,986
Japanese Yen JPY 635,000,000	BUY	1/9/09		6,854,712	7,006,289	151,577
Japanese Yen JPY 1,033,000,000	BUY	1/9/09		11,151,052	11,397,632	246,580
Japanese Yen JPY 1,314,000,000	BUY	1/9/09		13,304,365	14,498,053	1,193,688
Japanese Yen JPY 40,000,000	BUY	1/9/09		443,744	441,341	(2,403)
Japanese Yen JPY 38,000,000	BUY	1/16/09		390,244	419,336	29,092
Japanese Yen JPY 87,000,000	BUY	1/16/09		942,579	960,058	17,479

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen			USD
JPY 240,000,000	BUY	1/30/09		2,573,727	2,649,214	$75,487
Japanese Yen JPY 477,000,000	BUY	1/30/09		5,256,633	5,265,313	8,680
Japanese Yen JPY 1,229,000,000	BUY	2/3/09		13,223,272	13,567,242	343,970
Japanese Yen JPY 23,000,000	BUY	2/5/09		220,918	253,913	32,995
Japanese Yen JPY 43,000,000	BUY	2/5/09		430,000	474,706	44,706
Japanese Yen JPY 521,000,000	BUY	3/3/09		5,614,224	5,754,646	140,422
Japanese Yen JPY 220,000,000	BUY	3/10/09		2,106,977	2,430,404	323,427
Japanese Yen JPY 222,000,000	BUY	3/10/09		2,128,272	2,452,498	324,226
South Korean Won KRW 392,000,000	BUY	2/3/09		272,506	312,214	39,708
South Korean Won KRW 760,000,000	BUY	2/3/09		567,800	605,313	37,513
Kuwait Dinar KWD 96,000	BUY	1/29/09		357,942	344,689	(13,253)
Mexican Peso MXN 3,695,000	BUY	1/21/09		261,223	264,784	3,561
Mexican Peso MXN 14,840,000	BUY	1/21/09		1,105,359	1,063,436	(41,923)
Mexican Peso MXN 15,090,000	BUY	1/21/09		1,111,029	1,081,352	(29,677)
Mexican Peso MXN 14,200,000	BUY	1/30/09		1,041,705	1,014,228	(27,477)
Mexican Peso MXN 11,600,000	BUY	2/18/09		839,941	824,758	(15,183)
Mexican Peso MXN 7,130,000	BUY	2/18/09		532,975	506,942	(26,033)
Mexican Peso MXN 15,120,000	BUY	2/18/09		1,093,671	1,075,030	(18,641)
Malaysian Ringgit MYR 1,655,000	BUY	1/9/09		474,348	478,152	3,804
Malaysian Ringgit MYR 4,050,000	BUY	2/17/09		1,162,457	1,168,744	6,287
Norwegian Krone NOK 6,215,000	BUY	1/9/09		855,290	886,960	31,670
Norwegian Krone NOK 6,180,000	BUY	1/9/09		879,340	881,965	2,625
Norwegian Krone NOK 10,650,000	BUY	1/16/09		2,066,617	1,519,049	(547,568)
Norwegian Krone NOK 3,920,000	BUY	1/16/09		712,617	559,124	(153,493)
Norwegian Krone NOK 11,360,000	BUY	2/3/09		1,602,422	1,618,231	15,809
Norwegian Krone NOK 5,590,000	BUY	2/3/09		788,601	796,295	7,694
New Zealand Dollar NZD 3,810,000	BUY	1/16/09		2,833,611	2,220,670	(612,941)
New Zealand Dollar NZD 1,420,000	BUY	1/16/09		987,724	827,651	(160,073)
New Zealand Dollar NZD 995,000	BUY	2/3/09		540,763	578,381	37,618

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
New Zealand Dollar			USD
NZD 495,000	BUY	2/3/09		283,016	287,738	$4,722
Philippine Peso PHP 52,000,000	BUY	1/26/09		1,020,608	1,089,932	69,324
Polish Zloty PLN 540,000	BUY	1/9/09		213,018	182,031	(30,987)
Polish Zloty PLN 1,100,000	BUY	1/9/09		355,435	370,805	15,370
Polish Zloty PLN 18,710,000	BUY	1/9/09		6,781,443	6,307,051	(474,392)
Polish Zloty PLN 10,890,000	BUY	1/9/09		3,578,274	3,670,967	92,693
Polish Zloty PLN 9,390,000	BUY	2/3/09		3,108,757	3,155,383	46,626
Polish Zloty PLN 19,780,000	BUY	2/3/09		6,719,298	6,646,802	(72,496)
Qatar Rial QAR 1,250,000	BUY	1/29/09		356,328	342,531	(13,797)
Russian Ruble RUB 12,820,000	BUY	2/11/09		433,694	393,690	(40,004)
Russian Ruble RUB 14,830,000	BUY	2/11/09		501,691	455,415	(46,276)
Russian Ruble RUB 22,745,000	BUY	9/18/09		638,904	642,871	3,967
Russian Ruble RUB 22,745,000	BUY	9/21/09		646,165	642,871	(3,294)
Saudi Arabian Riyal SAR 1,320,000	BUY	1/29/09		357,481	351,573	(5,908)
Swedish Krona SEK 4,655,000	BUY	1/16/09		579,175	588,458	9,283
Singapore Dollar SGD 500,000	BUY	1/9/09		341,997	346,933	4,936
Singapore Dollar SGD 3,240,000	BUY	2/3/09		2,155,760	2,246,365	90,605
Singapore Dollar SGD 1,600,000	BUY	2/3/09		1,105,110	1,109,316	4,206
Slovak Koruna SKK 25,000,000	BUY	1/30/09		1,056,100	1,151,917	95,817
Turkish Lira TRY 1,190,000	BUY	1/20/09		774,906	764,803	(10,103)
Turkish Lira TRY 1,725,000	BUY	1/26/09		1,074,458	1,105,959	31,501
Turkish Lira TRY 345,000	BUY	2/13/09		217,803	219,804	2,001
Taiwan New Dollar TWD 35,000,000	BUY	1/23/09		1,045,400	1,067,486	22,086
Taiwan New Dollar TWD 18,000,000	BUY	2/3/09		540,378	549,272	8,894
Taiwan New Dollar TWD 36,000,000	BUY	2/3/09		1,085,416	1,098,544	13,128
Ukrainian Hryvnia UAH 1,860,000	BUY	1/28/09		356,937	237,866	(119,071)
Vietnamese Dong VND 2,830,000,000	BUY	1/30/09		178,212	161,872	(16,340)
Vietnamese Dong VND 2,830,000,000	BUY	1/30/09		177,987	161,872	(16,115)
						$8,121,105

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
United Arab			USD
Emirates Dirham
AED 1,280,000	SELL	1/29/09		345,013	347,981	$(2,968)
Australian Dollar AUD 2,650,000	SELL	1/9/09		1,758,010	1,845,657	(87,647)
Australian Dollar AUD 5,560,000	SELL	1/9/09		3,365,190	3,872,397	(507,207)
Australian Dollar AUD 930,000	SELL	1/9/09		616,218	647,721	(31,503)
Australian Dollar AUD 4,490,000	SELL	1/9/09		3,066,984	3,127,169	(60,185)
Australian Dollar AUD 5,510,000	SELL	1/9/09		3,782,582	3,837,573	(54,991)
Australian Dollar AUD 1,760,000	SELL	1/9/09		1,134,760	1,225,795	(91,035)
Australian Dollar AUD 580,000	SELL	1/27/09		399,753	403,114	(3,361)
Australian Dollar AUD 3,300,000	SELL	2/3/09		2,174,162	2,292,006	(117,844)
Australian Dollar AUD 10,220,000	SELL	2/3/09		6,747,305	7,098,273	(350,968)
Australian Dollar AUD 1,630,000	SELL	2/3/09		1,107,373	1,132,112	(24,739)
Brazilian Real BRL 2,270,000	SELL	1/5/09		953,381	971,434	(18,053)
Brazilian Real BRL 1,690,000	SELL	1/5/09		709,786	723,226	(13,440)
Brazilian Real BRL 810,000	SELL	1/5/09		340,193	346,635	(6,442)
Brazilian Real BRL 2,480,000	SELL	1/5/09		1,079,387	1,061,303	18,084
Brazilian Real BRL 730,000	SELL	1/5/09		324,517	312,400	12,117
Brazilian Real BRL 1,420,000	SELL	1/5/09		541,985	607,681	(65,696)
Brazilian Real BRL 1,390,000	SELL	1/5/09		540,856	594,843	(53,987)
Brazilian Real BRL 11,460,000	SELL	1/5/09		4,761,113	4,904,245	(143,132)
Brazilian Real BRL 2,500,000	SELL	1/5/09		1,038,637	1,069,861	(31,224)
Brazilian Real BRL 2,270,000	SELL	2/3/09		930,900	959,983	(29,083)
Canadian Dollar CAD 2,855,000	SELL	1/9/09		2,575,320	2,312,318	263,002
Canadian Dollar CAD 2,860,000	SELL	1/9/09		2,578,784	2,316,367	262,417
Canadian Dollar CAD 10,100,000	SELL	1/9/09		7,860,460	8,180,178	(319,718)
Canadian Dollar CAD 7,920,000	SELL	1/9/09		6,648,758	6,414,556	234,202
Canadian Dollar CAD 1,020,000	SELL	1/9/09		795,154	826,117	(30,963)
Canadian Dollar CAD 8,400,000	SELL	1/9/09		6,711,243	6,803,317	(92,074)
Canadian Dollar CAD 485,000	SELL	1/27/09		397,222	392,688	4,534
Canadian Dollar CAD 2,010,000	SELL	2/2/09		1,600,331	1,627,418	(27,087)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar			USD
CAD 1,010,000	SELL	2/3/09		827,394	817,770	$9,624
Canadian Dollar CAD 4,780,000	SELL	2/9/09		3,684,008	3,870,581	(186,573)
Swiss Franc CHF 1,125,000	SELL	1/9/09		993,062	1,057,078	(64,016)
Swiss Franc CHF 4,075,000	SELL	1/9/09		3,543,047	3,828,973	(285,926)
Swiss Franc CHF 4,075,000	SELL	1/9/09		3,544,412	3,828,973	(284,561)
Swiss Franc CHF 15,560,000	SELL	1/9/09		13,260,271	14,620,570	(1,360,299)
Swiss Franc CHF 3,010,000	SELL	1/9/09		2,492,857	2,828,272	(335,415)
Swiss Franc CHF 3,315,000	SELL	1/9/09		2,729,233	3,114,858	(385,625)
Swiss Franc CHF 640,000	SELL	2/3/09		529,867	601,513	(71,646)
Swiss Franc CHF 13,110,000	SELL	2/3/09		10,873,171	12,321,622	(1,448,451)
Swiss Franc CHF 650,000	SELL	2/3/09		557,648	610,912	(53,264)
Swiss Franc CHF 630,000	SELL	2/3/09		540,457	592,115	(51,658)
Swiss Franc CHF 15,840,000	SELL	2/3/09		13,589,101	14,887,451	(1,298,350)
Swiss Franc CHF 1,290,000	SELL	2/4/09		1,074,185	1,212,438	(138,253)
Chinese Yuan CNY 2,730,000	SELL	5/13/09		416,013	393,921	22,092
Chinese Yuan CNY 5,440,000	SELL	5/14/09		753,724	784,925	(31,201)
Chinese Yuan CNY 3,210,000	SELL	6/8/09		443,677	462,699	(19,022)
Colombian Peso COP 1,430,000,000	SELL	1/6/09		596,295	635,309	(39,014)
Colombian Peso COP 975,000,000	SELL	1/21/09		410,526	432,062	(21,536)
Colombian Peso COP 1,430,000,000	SELL	2/4/09		591,119	632,187	(41,068)
Colombian Peso COP 1,430,000,000	SELL	3/3/09		604,907	629,316	(24,409)
Colombian Peso COP 1,430,000,000	SELL	4/2/09		629,956	626,257	3,699
Czech Koruna CZK 21,900,000	SELL	2/9/09		1,079,552	1,131,701	(52,149)
Czech Koruna CZK 22,000,000	SELL	2/9/09		1,097,531	1,136,868	(39,337)
EU Euro EUR 2,245,000	SELL	1/9/09		3,061,282	3,119,357	(58,075)
EU Euro EUR 1,070,000	SELL	1/9/09		1,439,278	1,486,731	(47,453)
EU Euro EUR 915,000	SELL	1/9/09		1,231,064	1,271,364	(40,300)
EU Euro EUR 1,600,000	SELL	1/9/09		2,133,376	2,223,149	(89,773)
EU Euro EUR 1,600,000	SELL	1/9/09		2,129,984	2,223,149	(93,165)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
EU Euro			USD
EUR 2,135,000	SELL	1/9/09		2,720,788	2,966,515	$(245,727)
EU Euro EUR 575,000	SELL	1/16/09		729,244	798,685	(69,441)
EU Euro EUR 1,455,000	SELL	1/29/09		2,266,890	2,019,805	247,085
EU Euro EUR 3,850,000	SELL	1/29/09		5,998,300	5,344,501	653,799
EU Euro EUR 85,000	SELL	1/29/09		106,056	117,995	(11,939)
EU Euro EUR 2,600,000	SELL	1/30/09		3,378,232	3,609,106	(230,874)
EU Euro EUR 2,750,000	SELL	1/30/09		3,473,775	3,817,324	(343,549)
EU Euro EUR 2,720,000	SELL	1/30/09		3,440,283	3,775,680	(335,397)
EU Euro EUR 5,530,000	SELL	2/2/09		7,155,820	7,675,663	(519,843)
EU Euro EUR 215,000	SELL	2/2/09		301,806	298,421	3,385
EU Euro EUR 870,000	SELL	2/2/09		1,246,553	1,207,564	38,989
EU Euro EUR 1,080,000	SELL	2/2/09		1,581,714	1,499,044	82,670
EU Euro EUR 540,000	SELL	2/2/09		753,867	749,522	4,345
EU Euro EUR 1,760,000	SELL	2/5/09		2,713,920	2,442,687	271,233
EU Euro EUR 10,000	SELL	2/5/09		15,428	13,879	1,549
EU Euro EUR 100,000	SELL	2/5/09		142,143	138,789	3,354
EU Euro EUR 250,000	SELL	2/5/09		318,875	346,973	(28,098)
EU Euro EUR 5,200,000	SELL	3/3/09		6,578,468	7,211,959	(633,491)
EU Euro EUR 2,310,000	SELL	3/3/09		2,922,266	3,203,774	(281,508)
British Pound GBP 1,170,000	SELL	1/9/09		2,029,482	1,681,728	347,754
British Pound GBP 2,190,000	SELL	1/9/09		3,373,301	3,147,850	225,451
British Pound GBP 4,260,000	SELL	1/9/09		6,689,180	6,123,216	565,964
British Pound GBP 850,000	SELL	1/16/09		1,669,494	1,221,518	447,976
British Pound GBP 390,000	SELL	1/16/09		718,126	560,461	157,665
British Pound GBP 275,000	SELL	1/27/09		401,918	395,070	6,848
British Pound GBP 370,000	SELL	1/30/09		538,399	531,502	6,897
British Pound GBP 4,490,000	SELL	2/3/09		6,655,527	6,449,358	206,169
British Pound GBP 1,050,000	SELL	2/5/09		2,044,875	1,508,144	536,731
British Pound GBP 100,000	SELL	2/5/09		175,449	143,633	31,816

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Hong Kong Sar Dollar			USD
HKD 8,300,000	SELL	2/4/09		1,071,239	1,071,214	$25
Hungarian Forint HUF 64,000,000	SELL	2/2/09		313,495	332,814	(19,319)
Hungarian Forint HUF 150,000,000	SELL	2/2/09		734,754	780,032	(45,278)
Israeli New Shekel ILS 1,790,000	SELL	1/30/09		474,197	473,270	927
Israeli New Shekel ILS 2,760,000	SELL	1/30/09		706,153	729,734	(23,581)
Israeli New Shekel ILS 3,060,000	SELL	2/9/09		764,579	808,907	(44,328)
Indian Rupee INR 25,600,000	SELL	2/3/09		495,164	523,486	(28,322)
Indian Rupee INR 25,600,000	SELL	2/3/09		495,164	523,486	(28,322)
Indian Rupee INR 25,000,000	SELL	2/3/09		501,505	511,217	(9,712)
Indian Rupee INR 50,000,000	SELL	3/9/09		965,997	1,019,951	(53,954)
Japanese Yen JPY 70,000,000	SELL	1/9/09		704,119	772,347	(68,228)
Japanese Yen JPY 154,000,000	SELL	1/9/09		1,662,403	1,699,163	(36,760)
Japanese Yen JPY 1,320,000,000	SELL	1/9/09		13,398,308	14,564,254	(1,165,946)
Japanese Yen JPY 14,000,000	SELL	1/9/09		147,260	154,469	(7,209)
Japanese Yen JPY 629,000,000	SELL	1/9/09		6,702,684	6,940,088	(237,404)
Japanese Yen JPY 205,000,000	SELL	1/9/09		2,240,437	2,261,873	(21,436)
Japanese Yen JPY 97,000,000	SELL	1/9/09		1,076,367	1,070,252	6,115
Japanese Yen JPY 181,000,000	SELL	1/16/09		1,724,138	1,997,362	(273,224)
Japanese Yen JPY 59,000,000	SELL	1/16/09		542,170	651,074	(108,904)
Japanese Yen JPY 100,000,000	SELL	1/30/09		1,044,823	1,103,839	(59,016)
Japanese Yen JPY 480,000,000	SELL	1/30/09		5,238,888	5,298,428	(59,540)
Japanese Yen JPY 477,000,000	SELL	1/30/09		5,284,411	5,265,313	19,098
Japanese Yen JPY 621,000,000	SELL	2/3/09		6,629,912	6,855,376	(225,464)
Japanese Yen JPY 1,225,000,000	SELL	2/3/09		13,543,244	13,523,085	20,159
Japanese Yen JPY 221,000,000	SELL	2/5/09		2,076,092	2,439,770	(363,678)
Japanese Yen JPY 2,000,000	SELL	2/5/09		18,694	22,079	(3,385)
Japanese Yen JPY 220,000,000	SELL	3/10/09		2,169,625	2,430,404	(260,779)
Japanese Yen JPY 222,000,000	SELL	3/10/09		2,185,384	2,452,498	(267,114)
South Korean Won KRW 1,540,000,000	SELL	1/30/09		1,039,031	1,226,554	(187,523)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
South Korean Won			USD
KRW 783,000,000	SELL	2/3/09		546,175	623,631	$(77,456)
South Korean Won KRW 369,000,000	SELL	2/3/09		280,459	293,895	(13,436)
Kuwait Dinar KWD 96,000	SELL	1/29/09		344,704	344,689	15
Mexican Peso MXN 6,925,000	SELL	1/21/09		516,791	496,246	20,545
Mexican Peso MXN 3,995,000	SELL	1/21/09		298,960	286,282	12,678
Mexican Peso MXN 14,200,000	SELL	1/30/09		1,028,129	1,014,228	13,901
Mexican Peso MXN 6,230,000	SELL	2/18/09		458,425	442,952	15,473
Mexican Peso MXN 10,770,000	SELL	2/18/09		792,494	765,746	26,748
Mexican Peso MXN 5,200,000	SELL	2/18/09		375,451	369,719	5,732
Malaysian Ringgit MYR 3,660,000	SELL	1/9/09		1,049,011	1,057,423	(8,412)
Malaysian Ringgit MYR 545,000	SELL	1/9/09		154,830	157,458	(2,628)
Malaysian Ringgit MYR 330,000	SELL	1/9/09		90,535	95,341	(4,806)
Malaysian Ringgit MYR 2,300,000	SELL	2/17/09		634,921	663,731	(28,810)
Malaysian Ringgit MYR 2,230,000	SELL	2/18/09		627,904	643,519	(15,615)
Norwegian Krone NOK 7,125,000	SELL	1/9/09		1,018,366	1,016,828	1,538
Norwegian Krone NOK 31,200,000	SELL	1/9/09		4,459,373	4,452,637	6,736
Norwegian Krone NOK 2,380,000	SELL	1/16/09		386,552	339,468	47,084
Norwegian Krone NOK 785,000	SELL	1/16/09		125,910	111,967	13,943
Norwegian Krone NOK 5,630,000	SELL	2/3/09		789,057	801,993	(12,936)
Norwegian Krone NOK 11,320,000	SELL	2/3/09		1,629,715	1,612,533	17,182
New Zealand Dollar NZD 560,000	SELL	1/16/09		332,640	326,398	6,242
New Zealand Dollar NZD 595,000	SELL	1/16/09		320,455	346,797	(26,342)
New Zealand Dollar NZD 695,000	SELL	1/27/09		400,893	404,344	(3,451)
New Zealand Dollar NZD 500,000	SELL	2/3/09		265,805	290,644	(24,839)
New Zealand Dollar NZD 990,000	SELL	2/3/09		543,698	575,475	(31,777)
Peruvian Nuevo Sol PEN 2,170,000	SELL	1/7/09		719,520	690,375	29,145
Peruvian Nuevo Sol PEN 540,000	SELL	1/7/09		181,208	171,798	9,410
Peruvian Nuevo Sol PEN 810,000	SELL	1/7/09		268,746	257,698	11,048
Peruvian Nuevo Sol PEN 611,000	SELL	1/7/09		195,520	194,387	1,133

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Peruvian Nuevo Sol			USD
PEN 3,210,000	SELL	2/4/09		1,021,968	1,016,682	$5,286
Peruvian Nuevo Sol PEN 1,580,000	SELL	2/4/09		503,025	500,423	2,602
Peruvian Nuevo Sol PEN 2,910,000	SELL	2/17/09		925,278	920,277	5,001
Peruvian Nuevo Sol PEN 1,630,000	SELL	2/26/09		519,770	514,943	4,827
Philippine Peso PHP 20,200,000	SELL	2/17/09		392,927	422,624	(29,697)
Polish Zloty PLN 4,990,000	SELL	1/9/09		2,076,899	1,682,105	394,794
Polish Zloty PLN 5,440,000	SELL	1/9/09		1,757,787	1,833,798	(76,011)
Polish Zloty PLN 4,880,000	SELL	1/9/09		1,595,136	1,645,024	(49,888)
Polish Zloty PLN 19,280,000	SELL	1/9/09		6,621,334	6,499,195	122,139
Polish Zloty PLN 1,010,000	SELL	1/9/09		335,660	340,466	(4,806)
Polish Zloty PLN 2,665,000	SELL	1/30/09		897,457	895,868	1,589
Polish Zloty PLN 3,290,000	SELL	1/30/09		1,080,236	1,105,968	(25,732)
Polish Zloty PLN 4,470,000	SELL	1/30/09		1,551,114	1,502,637	48,477
Polish Zloty PLN 20,190,000	SELL	2/3/09		6,603,218	6,784,577	(181,359)
Qatar Rial QAR 1,250,000	SELL	1/29/09		340,414	342,531	(2,117)
Russian Ruble RUB 20,300,000	SELL	9/18/09		758,595	573,765	184,830
Russian Ruble RUB 20,300,000	SELL	9/18/09		757,321	573,765	183,556
Russian Ruble RUB 17,400,000	SELL	9/18/09		648,891	491,798	157,093
Russian Ruble RUB 28,200,000	SELL	9/21/09		1,065,961	797,053	268,908
Russian Ruble RUB 13,580,000	SELL	9/21/09		513,713	383,829	129,884
Russian Ruble RUB 12,600,000	SELL	11/16/09		369,610	356,130	13,480
Russian Ruble RUB 15,500,000	SELL	11/16/09		454,679	438,096	16,583
Russian Ruble RUB 15,520,000	SELL	11/18/09		437,800	438,662	(862)
Saudi Arabian Riyal SAR 1,320,000	SELL	1/29/09		350,505	351,573	(1,068)
Swedish Krona SEK 10,140,000	SELL	1/16/09		1,680,422	1,281,840	398,582
Swedish Krona SEK 3,730,000	SELL	1/16/09		578,680	471,525	107,155
Swedish Krona SEK 365,000	SELL	1/16/09		51,302	46,141	5,161
Swedish Krona SEK 3,880,000	SELL	1/16/09		475,123	490,487	(15,364)
Singapore Dollar SGD 55,000	SELL	1/9/09		37,538	38,163	(625)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Singapore Dollar			USD
SGD 55,000	SELL	1/9/09		36,436	38,163	$(1,727)
Singapore Dollar SGD 1,575,000	SELL	1/30/09		1,044,776	1,092,044	(47,268)
Singapore Dollar SGD 1,630,000	SELL	2/3/09		1,064,664	1,130,116	(65,452)
Singapore Dollar SGD 3,210,000	SELL	2/3/09		2,173,442	2,225,566	(52,124)
Slovak Koruna SKK 25,000,000	SELL	1/30/09		1,072,593	1,151,917	(79,324)
Turkish Lira TRY 1,210,000	SELL	1/20/09		700,231	777,657	(77,426)
Turkish Lira TRY 360,000	SELL	1/20/09		207,912	231,369	(23,457)
Turkish Lira TRY 845,000	SELL	1/20/09		533,763	543,074	(9,311)
Turkish Lira TRY 1,210,000	SELL	1/26/09		750,388	775,774	(25,386)
Turkish Lira TRY 1,210,000	SELL	1/26/09		769,231	775,774	(6,543)
Turkish Lira TRY 4,100,000	SELL	2/13/09		2,579,914	2,612,164	(32,250)
Taiwan New Dollar TWD 35,000,000	SELL	1/23/09		1,050,010	1,067,486	(17,476)
Taiwan New Dollar TWD 36,000,000	SELL	2/3/09		1,072,802	1,098,544	(25,742)
Taiwan New Dollar TWD 18,000,000	SELL	2/3/09		545,620	549,272	(3,652)
Taiwan New Dollar TWD 67,000,000	SELL	3/2/09		2,013,947	2,047,490	(33,543)
Ukrainian Hryvnia UAH 650,000	SELL	1/28/09		89,041	83,125	5,916
Ukrainian Hryvnia UAH 1,210,000	SELL	1/28/09		165,753	154,741	11,012
Vietnamese Dong VND 2,830,000,000	SELL	1/30/09		147,396	161,872	(14,476)
Vietnamese Dong VND 2,830,000,000	SELL	1/30/09		148,947	161,872	(12,925)
South African Rand ZAR 21,060,000	SELL	1/20/09		2,000,437	2,263,492	(263,055)
South African Rand ZAR 6,895,000	SELL	1/20/09		605,276	741,062	(135,786)
						$(9,565,936)

ING Oppenheimer Strategic Income Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Amsterdam Exchanges Index	8	01/16/09	$(7,818)
Canada 10-Year Bond	39	03/20/09	243,992
Euro-Bobl 5-Year	308	03/06/09	468,162
Euro-Bund	427	03/06/09	425,677
Euro-Schatz	106	03/06/09	66,732
MSCI Taiwan Index	28	01/20/09	32,994
S&P/MIB Index	4	03/20/09	2,959
S&P/TSX 60 Index	11	03/19/09	46,137
U.S. Treasury 10-Year Note	72	03/20/09	(89,234)
U.S. Treasury Long Bond	199	03/20/09	1,357,858
			$2,547,459
Short Contracts
CAC40 10 Euro	22	01/16/09	$(8,017)
DAX Index	10	03/20/09	(54,144)
FTSE 100 Index	26	03/20/09	(55,723)
H-Shares Index	11	01/29/09	(23,563)
Japanese Government Bonds 10-Year Mini	71	03/10/09	(60,881)
Long Gilt	1	03/27/09	(5,872)
Mexico Bolsa Index	33	03/20/09	(55,850)
NASDAQ 100 E-Mini	75	03/20/09	15,776
NIKKEI 225	10	03/12/09	(50,186)
OMXS30 Index	115	01/23/09	6,108
S&P 500 E-Mini	130	03/20/09	(96,434)
SGX CNX Nifty Index	99	01/29/09	27,342
U.S. Treasury 2-Year Note	197	03/31/09	(126,029)
U.S. Treasury 5-Year Note	289	03/31/09	(589,689)
			$(1,077,162)

ING Oppenheimer Strategic Income Portfolio Written Options Open on December 31, 2008:

Currency Options

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Premium Received	Value
Currency Option OTC
EUR Call/USD Put	RBS Greenwich Capital	1.4110	01/06/09	EUR	400,000	$6,547	$(2,752)
Currency Option OTC
EUR Put/USD Call	RBS Greenwich Capital	1.4110	01/06/09	EUR	400,000	6,547	(8,635)
Currency Option OTC
EUR Call/USD Put	Barclays Capital	1.3923	01/07/09	EUR	395,000	6,077	(7,009)
Currency Option OTC
EUR Put/USD Call	Barclays Capital	1.3923	01/07/09	EUR	395,000	6,077	(4,805)
						$25,248	$(23,201)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

ING Oppenheimer Strategic Income Portfolio Credit Default Swap Agreements Outstanding on December 31, 2008:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	CMBX.NA.AAA.4 Index	Buy	(0.350)	02/17/51	USD	950,000	$285,807	$309,507	$(23,700)
JPMorgan Chase Bank, N.A., New York	CMBX.NA.AAA.4 Index	Buy	(0.350)	02/17/51	USD	1,900,000	571,614	619,014	(47,400)
Morgan Stanley Capital Services Inc.	CMBX.NA.AAA.4 Index	Buy	(0.350)	02/17/51	USD	1,900,000	571,614	587,114	(15,500)
Morgan Stanley Capital Services Inc.	CMBX-NA-AAA 4 Index	Buy	(0.350)	02/17/51	USD	1,900,000	571,614	604,344	(32,730)
							$2,000,649	$2,119,979	$(119,330)

Credit Default Swaps on Corporate and Soverign Issues — Buy Protection(1)

Credit Suisse International	Cemex S.A.B de C.V. 9.625%, 10/01/09	Buy	(5.300)	10/20/13	USD	270,000	$22,325	$—	$22,325
UBS AG	Cemex S.A.B de C.V. 9.625%, 10/01/09	Buy	(5.300)	10/20/13	USD	270,000	22,325	—	22,325
Deutsche Bank AG	CVRD INCO Ltd. 7.750%, 05/15/12	Buy	(0.630)	03/20/17	USD	200,000	34,434	—	34,434
Credit Suisse International	Eastman Kodak Co. 7.250%, 11/15/13	Buy	(3.700)	12/20/18	USD	180,000	30,623	—	30,623
Credit Suisse International	Eastman Kodak Co. 7.250%, 11/15/13	Buy	(4.050)	12/20/18	USD	95,000	14,371	—	14,371
Credit Suisse International	Eastman Kodak Co. 7.250%, 11/15/13	Buy	(4.010)	12/20/18	USD	105,000	16,110	—	16,110
Goldman Sachs International	Pemex Project Funding Master Trust 6.625%, 06/15/35	Buy	(3.450)	11/20/13	USD	170,000	(2,137)	—	(2,137)
Deutsche Bank AG	Republic of Peru 8.750%, 11/21/33	Buy	(1.710)	12/20/16	USD	420,000	39,189	—	39,189
Citibank N.A., New York	Republic of Turkey 11.875%, 01/15/30	Buy	(5.250)	12/20/13	USD	520,000	(24,226)	—	(24,226)
Goldman Sachs International	Republic of Turkey 11.875%, 01/15/30	Buy	(5.290)	12/20/13	USD	1,040,000	(50,196)	—	(50,196)
Morgan Stanley Capital Services Inc.	Republic of Turkey 11.875%, 01/15/30	Buy	(2.670)	09/20/13	USD	520,000	30,895	—	30,895
Citibank N.A., New York	Ukraine Government 7.650%, 06/11/13	Buy	(4.180)	08/20/13	USD	360,000	193,584	—	193,584
Citibank N.A., New York	Ukraine Government 7.650%, 06/11/13	Buy	(6.650)	10/20/13	USD	680,000	336,384	—	336,384
Goldman Sachs International	Ukraine Government 7.650%, 06/11/13	Buy	(4.220)	08/20/13	USD	1,530,000	821,533	—	821,533
Merrill Lynch International	Ukraine Government 7.650%, 06/11/13	Buy	(4.300)	08/20/13	USD	1,530,000	819,141	—	819,141
UBS AG	Ukraine Government 7.650%, 06/11/13	Buy	(4.180)	08/20/13	USD	600,000	322,639	—	322,639
Goldman Sachs International	VTB Capital S.A. 6.875%, 05/29/18	Buy	(7.400)	05/28/13	USD	520,000	64,279	—	64,279
							$2,691,273	$—	$2,691,273

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Credit Default Swaps on Credit Indices — Sell Protection(2)(6)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	ABX.HE.AA.06-2 Index	Sell	0.170	05/25/46	USD	260,000	$(227,793)	$(199,766)	$(28,027)
Deutsche Bank AG	ABX.HE.AA.06-2 Index	Sell	0.170	05/25/46	USD	110,000	(96,374)	(12,850)	(83,524)
Goldman Sachs Capital Markets L.P.	ABX.HE.AA.06-2 Index	Sell	0.170	05/25/46	USD	35,000	(30,664)	(2,806)	(27,858)
Goldman Sachs Capital Markets L.P.	ABX.HE.AA.06-2 Index	Sell	0.170	05/25/46	USD	150,000	(131,419)	(57,681)	(73,738)
Morgan Stanley Capital Services Inc.	ABX.HE.AA.06-2 Index	Sell	0.170	05/25/46	USD	35,000	(30,664)	(2,722)	(27,942)
Morgan Stanley Capital Services Inc.	ABX.HE.AA.06-2 Index	Sell	0.170	05/25/46	USD	70,000	(61,329)	(6,814)	(54,515)
Deutsche Bank AG	ABX.HE.AAA.06-2 Index	Sell	0.110	05/25/46	USD	260,000	(131,517)	(12,654)	(118,863)
Deutsche Bank AG	ABX.HE.AAA.06-2 Index	Sell	0.110	05/25/46	USD	260,000	(131,517)	(12,651)	(118,866)
Goldman Sachs Capital Markets L.P.	ABX.HE.AAA.06-2 Index	Sell	0.110	05/25/46	USD	110,000	(55,642)	(11,844)	(43,798)
Morgan Stanley Capital Services Inc.	ABX.HE.AAA.06-2 Index	Sell	0.110	05/25/46	USD	380,000	(192,217)	(115,307)	(76,910)
Credit Suisse International	CDX.NA.HY.7 Index	Sell	3.250	12/20/11	USD	268,520	(42,852)	8,441	(51,293)
Deutsche Bank AG	CDX.NA.HY.7 Index	Sell	3.250	12/20/11	USD	744,800	(118,858)	23,412	(142,270)
Credit Suisse International	CDX.NA.HY.8 Index	Sell	2.750	06/20/12	USD	426,300	(69,119)	(15,300)	(53,819)
JPMorgan Chase Bank N.A., New York	CDX.NA.HY.8 Index	Sell	2.750	06/20/12	USD	509,600	(82,625)	(18,290)	(64,335)
Deutsche Bank AG	CDX.NA.HY.9 Index	Sell	3.750	12/20/12	USD	1,073,100	(180,490)	5,385	(185,875)
JPMorgan Chase Bank N.A., New York	CDX.NA.HY.9 Index	Sell	3.750	12/20/12	USD	891,800	(149,996)	2,288	(152,284)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.9 Index	Sell	3.750	12/20/12	USD	823,200	(138,458)	(740)	(137,718)
Credit Suisse International	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	1,820,000	(282,991)	(87,601)	(195,390)
Deutsche Bank AG	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	2,650,000	(412,047)	(75,651)	(336,396)
Deutsche Bank AG	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	2,085,000	(324,196)	(109,425)	(214,771)
Deutsche Bank AG	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	1,585,000	(246,451)	(94,972)	(151,479)
Deutsche Bank AG	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	875,000	(136,053)	(74,042)	(62,011)
Deutsche Bank AG	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	1,315,000	(204,469)	(115,834)	(88,635)
Goldman Sachs International	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	2,650,000	(412,047)	(68,573)	(343,474)
JPMorgan Chase Bank N.A., New York	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	2,650,000	(412,047)	(78,599)	(333,448)
JPMorgan Chase Bank N.A., New York	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	660,000	(102,623)	(58,137)	(44,486)
JPMorgan Chase Bank, N.A. New York	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	540,000	(83,964)	(45,694)	(38,270)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	2,640,000	(410,492)	(81,045)	(329,447)
UBS AG	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	2,650,000	(412,047)	(76,923)	(335,124)
UBS AG	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	540,000	(83,964)	(45,694)	(38,270)
UBS AG	CDX.NA.HY.10 Index	Sell	5.000	06/20/13	USD	440,000	(68,415)	(38,758)	(29,657)
Barclays Bank PLC	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	940,000	(188,835)	(170,315)	(18,520)
Barclays Bank PLC	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	425,000	(85,377)	(74,152)	(11,225)
Barclays Bank PLC	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	90,000	(18,080)	(15,703)	(2,377)
Barclays Bank PLC	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	425,000	(85,377)	(71,040)	(14,337)
Barclays Bank PLC	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	125,000	(25,111)	(21,367)	(3,744)
Barclays Bank PLC	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	920,000	(184,817)	(174,933)	(9,884)
Barclays Bank PLC	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	665,000	(133,591)	(132,105)	(1,486)
Barclays Bank PLC	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	1,240,000	(249,101)	(240,238)	(8,863)
Barclays Bank PLC	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	1,240,000	(249,101)	(246,295)	(2,806)
Credit Suisse International	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	940,000	(188,835)	(166,913)	(21,922)
Credit Suisse International	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	525,000	(105,466)	(103,637)	(1,829)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	1,640,000	$(329,456)	$(301,516)	$(27,940)
Merrill Lynch International	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	285,000	(57,253)	(47,677)	(9,576)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	985,000	(197,874)	(182,277)	(15,597)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	1,000,000	(200,888)	(201,850)	962
Morgan Stanley Capital Services Inc.	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	940,000	(188,835)	(174,850)	(13,985)
UBS AG	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	985,000	(197,875)	(183,461)	(14,414)
Barclays Bank PLC	CDX.NA.IG.10 Index	Sell	1.550	06/20/13	USD	2,522,960	(59,602)	45,320	(104,922)
Barclays Bank PLC	CDX.NA.IG.10 Index	Sell	1.550	06/20/13	USD	1,010,160	(23,864)	20,120	(43,984)
Barclays Bank PLC	CDX.NA.IG.10 Index	Sell	1.550	06/20/13	USD	756,400	(17,869)	3,895	(21,764)
Morgan Stanley Capital Services Inc.	CDX.NA.IG.10 Index	Sell	1.550	06/20/13	USD	2,522,960	(59,602)	46,956	(106,558)
Morgan Stanley Capital Services Inc.	CDX.NA.IG.10 Index	Sell	1.550	06/20/13	USD	1,512,800	(35,738)	24,764	(60,502)
Morgan Stanley Capital Services Inc.	CDX.NA.IG.10 Index	Sell	1.550	06/20/13	USD	756,400	(17,869)	9,743	(27,612)
Goldman Sachs Capital Markets L.P.	CMBX-NA-AJ 3 Index	Sell	1.470	12/13/49	USD	200,000	(115,189)	(24,056)	(91,133)
JPMorgan Chase Bank N.A., New York	CMBX-NA-AJ 3 Index	Sell	1.470	12/13/49	USD	100,000	(57,595)	(11,730)	(45,865)
JPMorgan Chase Bank N.A., New York	CMBX-NA-AJ 3 Index	Sell	1.470	12/13/49	USD	900,000	(518,350)	(195,001)	(323,349)
Morgan Stanley Capital Services Inc.	CMBX-NA-AJ 3 Index	Sell	1.470	12/13/49	USD	300,000	(172,783)	(39,153)	(133,630)
JPMorgan Chase Bank N.A., New York	CMBX-NA-AJ 4 Index	Sell	0.960	02/17/51	USD	100,000	(62,043)	(16,578)	(45,465)
Morgan Stanley Capital Services Inc.	CMBX-NA-AJ 4 Index	Sell	0.960	02/17/51	USD	540,000	(335,031)	(109,855)	(225,176)
Morgan Stanley Capital Services Inc.	CMBX-NA-AJ 4 Index	Sell	0.960	02/17/51	USD	300,000	(186,128)	(50,651)	(135,477)
							$(9,810,875)	$(4,285,402)	$(5,525,473)

Credit Default Swaps on Corporate and Soverign Issues — Sell Protection(2)(6)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Aramark Corp. 5.000%, 06/01/12	Sell	6.000	03/20/13	6.17%	USD	100,000	$(575)	$—	$(575)
Morgan Stanley Capital Services Inc.	Aramark Corp. 5.000%, 06/01/12	Sell	5.920	03/20/13	6.17%	USD	110,000	(933)	—	(933)
Credit Suisse International	Aramark Corp. 8.500%, 02/01/15	Sell	4.750	12/20/13	6.42%	USD	110,000	(7,035)	—	(7,035)
Citibank N.A., New York	Cablevision Systems Corp. 8.000%, 04/15/12	Sell	3.100	12/20/10	7.40%	USD	15,000	(1,133)	—	(1,133)
Citibank N.A., New York	Capmark Financial Group 5.875%, 05/10/12	Sell	7.125	12/20/12	34.99%	USD	355,000	(153,889)	—	(153,889)
Citibank N.A., New York	Capmark Financial Group 5.875%, 05/10/12	Sell	9.700	12/20/12	34.99%	USD	255,000	(100,327)	—	(100,327)
Citibank N.A., New York	Capmark Financial Group 5.875%, 05/10/12	Sell	9.750	12/20/12	34.99%	USD	215,000	(84,422)	—	(84,422)
Credit Suisse International	Capmark Financial Group 5.875%, 05/10/12	Sell	5.200	12/20/12	34.99%	USD	110,000	(50,977)	—	(50,977)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Capmark Financial Group 5.875%, 05/10/12	Sell	7.400	12/20/12	34.99%	USD	60,000	$(25,753)	$—	$(25,753)
Morgan Stanley Capital Services Inc.	Capmark Financial Group 5.875%, 05/10/12	Sell	7.150	12/20/12	34.99%	USD	60,000	(25,986)	—	(25,986)
Credit Suisse International	Capmark Financial Group 6.300%, 05/10/17	Sell	6.250	12/20/12	34.99%	USD	60,000	(26,826)	—	(26,826)
Credit Suisse International	Charter Communications Holdings 10.000%, 04/01/09	Sell	5.000	09/20/17	83.17%	USD	35,000	(29,854)	(6,226)	(23,628)
Credit Suisse International	Charter Communications Holdings 10.000%, 04/01/09	Sell	5.000	09/20/17	83.17%	USD	40,000	(34,118)	(7,116)	(27,002)
JPMorgan Chase Bank, N.A. New York	Constellation Brands Inc. 7.250%, 09/01/16	Sell	3.970	09/20/13	3.44%	USD	85,000	1,856	—	1,856
JPMorgan Chase Bank N.A., New York	Dean Foods Co. 7.000%, 06/01/16	Sell	1.030	06/20/11	4.36%	USD	180,000	(13,581)	—	(13,581)
JPMorgan Chase Bank N.A., New York	Dean Foods Co. 7.000%, 06/01/16	Sell	1.060	06/20/11	4.36%	USD	185,000	(13,832)	—	(13,832)
JPMorgan Chase Bank N.A., New York	Dean Foods Co. 7.000%, 06/01/16	Sell	1.050	06/20/11	4.36%	USD	10,000	(750)	—	(750)
JPMorgan Chase Bank N.A., New York	Dean Foods Co. 7.000%, 06/01/16	Sell	1.080	06/20/11	4.36%	USD	190,000	(14,120)	—	(14,120)
Credit Suisse International	Development Bank of Kazakhstan 7.375%, 11/12/13	Sell	3.750	02/20/13	10.53%	USD	1,210,000	(251,756)	—	(251,756)
Barclays Bank PLC	Eastman Kodak Co. 7.250%, 11/15/13	Sell	4.000	12/20/13	7.49%	USD	95,000	(11,882)	—	(11,882)
Barclays Bank PLC	Eastman Kodak Co. 7.250%, 11/15/13	Sell	3.960	12/20/13	7.49%	USD	105,000	(13,284)	—	(13,284)
Credit Suisse International	Eastman Kodak Co. 7.250%, 11/15/13	Sell	3.650	12/20/13	7.49%	USD	180,000	(24,769)	—	(24,769)
Credit Suisse International	El Paso Corp. 7.875% , 06/15/12	Sell	2.800	03/20/18	7.73%	USD	65,000	(15,881)	—	(15,881)
Merrill Lynch International	El Paso Corp. 7.875% , 06/15/12	Sell	2.900	03/20/18	7.73%	USD	70,000	(16,756)	—	(16,756)
Merrill Lynch International	El Paso Corp. 7.875% , 06/15/12	Sell	2.890	03/20/18	7.73%	USD	170,000	(40,777)	—	(40,777)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Sell	4.250	12/20/13	3.04%	USD	520,000	27,607	—	27,607
Morgan Stanley Capital Services Inc.	Finansbank, A.S./USD 6.250% Eurobonds, 03/24/11 and USD 6.50% Eurobonds, 03/24/13*	Sell	1.300	03/24/13	5.40%	USD	1,290,000	(182,658)	—	(182,658)
Merrill Lynch International	Ford Motor Co. 6.500%, 08/01/18	Sell	5.300	12/20/12	57.97%	USD	350,000	(235,509)	—	(235,509)
Morgan Stanley Capital Services Inc.	Ford Motor Co. 6.500%, 08/01/18	Sell	5.000	12/20/13	53.56%	USD	295,000	(203,904)	(155,479)	(48,425)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Ford Motor Co. 7.450%, 07/16/31	Sell	5.800	12/20/16	46.38%	USD	555,000	$(387,128)	$—	$(387,128)
Deutsche Bank AG	Ford Motor Co. 7.450%, 07/16/31	Sell	5.850	12/20/16	46.38%	USD	695,000	(484,184)	—	(484,184)
Deutsche Bank AG	Ford Motor Co. 7.450%, 07/16/31	Sell	6.000	12/20/16	46.38%	USD	455,000	(315,811)	—	(315,811)
JPMorgan Chase Bank N.A., New York	Ford Motor Co. 7.450%, 07/16/31	Sell	6.000	12/20/16	46.38%	USD	455,000	(315,811)	—	(315,811)
Morgan Stanley Capital Services Inc.	Ford Motor Co. 7.450%, 07/16/31	Sell	5.900	12/20/16	46.38%	USD	60,000	(41,749)	—	(41,749)
Morgan Stanley Capital Services Inc.	Ford Motor Co. 7.450%, 07/16/31	Sell	6.150	12/20/16	46.38%	USD	455,000	(314,638)	—	(314,638)
Citibank N.A., New York	Ford Motor Credit Co. 7.000%, 10/01/13	Sell	2.320	03/20/12	13.17%	USD	390,000	(101,337)	—	(101,337)
Credit Suisse International	Ford Motor Credit Co. 7.000%, 10/01/13	Sell	2.385	03/20/12	13.17%	USD	570,000	(147,220)	—	(147,220)
Credit Suisse International	Ford Motor Credit Co. 7.000%, 10/01/13	Sell	2.550	03/20/12	13.17%	USD	240,000	(61,039)	—	(61,039)
Deutsche Bank AG	Ford Motor Credit Co. 7.000%, 10/01/13	Sell	2.390	03/20/12	13.17%	USD	615,000	(158,769)	—	(158,769)
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12	Sell	8.000	12/20/09	4.46%	USD	165,000	5,507	—	5,507
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12	Sell	5.750	12/20/09	4.46%	USD	250,000	3,047	—	3,047
Credit Suisse International	General Electric Capital Corp. 6.000%, 06/15/12	Sell	8.000	12/20/09	4.46%	USD	145,000	4,839	—	4,839
Deutsche Bank AG	General Motors 7.125%, 07/15/13	Sell	4.750	12/20/16	88.99%	USD	365,000	(300,707)	—	(300,707)
Deutsche Bank AG	General Motors 7.125%, 07/15/13	Sell	4.680	12/20/16	88.99%	USD	445,000	(366,920)	—	(366,920)
Goldman Sachs Capital Markets L.P.	General Motors 7.125%, 07/15/13	Sell	4.950	12/20/16	88.99%	USD	365,000	(299,993)	—	(299,993)
JPMorgan Chase Bank N.A., New York	General Motors 7.125%, 07/15/13	Sell	4.750	12/20/16	88.99%	USD	555,000	(457,240)	—	(457,240)
Merrill Lynch International	General Motors 7.125%, 07/15/13	Sell	4.050	12/20/12	94.97%	USD	235,000	(180,348)	—	(180,348)
Morgan Stanley Capital Services Inc.	General Motors 7.125%, 07/15/13	Sell	4.900	12/20/16	88.99%	USD	365,000	(300,172)	—	(300,172)
Morgan Stanley Capital Services Inc.	General Motors 7.125%, 07/15/13	Sell	4.620	12/20/16	88.99%	USD	40,000	(33,005)	—	(33,005)
Deutsche Bank AG	General Motors 7.125%, 07/15/13	Sell	5.000	12/20/13	93.73%	USD	555,000	(449,765)	(340,377)	(109,388)
Deutsche Bank AG	General Motors 7.125%, 07/15/13	Sell	5.000	12/20/18	85.97%	USD	170,000	(139,348)	(111,510)	(27,838)
Morgan Stanley Capital Services Inc.	GISAD DIS TICARET A.S. 7.67%, 03/23/14	Sell	3.000	03/23/13	9.09%	EUR	1,445,000	(171,355)	—	(171,355)
Credit Suisse International	GMAC LLC 6.875%, 08/28/12	Sell	5.000	03/20/09	7.60%	USD	55,000	(309)	(1,676)	1,367
Credit Suisse International	GMAC LLC 6.875%, 08/28/12	Sell	1.390	03/20/17	7.43%	USD	375,000	(116,573)	—	(116,573)
Goldman Sachs International	GMAC LLC 6.875%, 08/28/12	Sell	1.390	03/20/17	7.43%	USD	220,000	(68,389)	—	(68,389)
Goldman Sachs International	GMAC LLC 6.875%, 08/28/12	Sell	1.370	03/20/17	7.43%	USD	90,000	(28,070)	—	(28,070)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	HSBK Europe BV 7.250%, 05/03/17	Sell	4.950	03/20/13	10.28%	USD	250,000	$(40,818)	$—	$(40,818)
Morgan Stanley Capital Services Inc.	HSBK Europe BV 7.750%, 05/13/13	Sell	4.780	03/20/13	10.28%	USD	500,000	(84,242)	—	(84,242)
Morgan Stanley Capital Services Inc.	HSBK Europe BV 7.750%, 05/13/13	Sell	4.880	03/20/13	10.28%	USD	500,000	(82,709)	—	(82,709)
Credit Suisse International	Harrah's Operating Co. Inc. 5.625%, 06/01/15	Sell	5.000	03/20/10	28.60%	USD	205,000	(48,475)	(7,537)	(40,938)
Credit Suisse International	Idearc Inc. 8.000%, 11/15/16	Sell	5.000	12/20/09	202.75%	USD	5,000	(3,833)	(822)	(3,011)
Goldman Sachs International	Idearc Inc. 8.000%, 11/15/16	Sell	5.000	09/20/09	226.71%	USD	255,000	(195,757)	(17,494)	(178,263)
JPMorgan Chase Bank, N.A. New York	Idearc Inc. 8.000%, 11/15/16	Sell	5.000	09/20/09	226.71%	USD	50,000	(38,384)	(4,226)	(34,158)
Citibank N.A., New York	Intelsat Ltd., 6.500%, 11/01/13	Sell	5.000	03/20/09	3.74%	USD	65,000	177	—	177
Credit Suisse International	Intelsat Ltd., 6.500%, 11/01/13	Sell	4.400	03/20/09	3.74%	USD	60,000	86	—	86
Credit Suisse International	Intelsat Ltd., 6.500%, 11/01/13	Sell	5.750	03/20/09	3.74%	USD	5,000	22	—	22
Deutsche Bank AG	Intelsat Ltd., 6.500%, 11/01/13	Sell	4.400	03/20/09	3.74%	USD	20,000	29	—	29
Deutsche Bank AG	Intelsat Ltd., 6.500%, 11/01/13	Sell	4.750	03/20/09	3.74%	USD	65,000	142	—	142
Deutsche Bank AG	Intelsat Ltd., 6.500%, 11/01/13	Sell	5.000	03/20/09	3.74%	USD	35,000	96	—	96
Citibank N.A., New York	Islamic Republic of Pakistan 6.750%, 02/19/09	Sell	5.100	03/20/13	32.70%	USD	270,000	(140,153)	—	(140,153)
Credit Suisse International	IStar Financial Inc. 6.000%, 12/15/10	Sell	12.000	03/20/09	81.17%	USD	75,000	(10,079)	—	(10,079)
Credit Suisse International	IStar Financial Inc. 6.000%, 12/15/10	Sell	4.150	12/20/12	70.49%	USD	115,000	(70,851)	—	(70,851)
Deutsche Bank AG	IStar Financial Inc. 6.000%, 12/15/10	Sell	12.000	03/20/09	81.17%	USD	190,000	(25,533)	—	(25,533)
Deutsche Bank AG	IStar Financial Inc. 6.000%, 12/15/10	Sell	4.320	12/20/12	70.49%	USD	80,000	(49,161)	—	(49,161)
Deutsche Bank AG	IStar Financial Inc. 6.000%, 12/15/10	Sell	4.500	12/20/12	70.49%	USD	105,000	(64,349)	—	(64,349)
Deutsche Bank AG	IStar Financial Inc. 6.000%, 12/15/10	Sell	4.000	12/20/12	70.49%	USD	135,000	(83,361)	—	(83,361)
Goldman Sachs International	IStar Financial Inc. 6.000%, 12/15/10	Sell	3.950	12/20/12	70.49%	USD	285,000	(176,117)	—	(176,117)
Morgan Stanley Capital Services Inc.	IStar Financial Inc. 6.000%, 12/15/10	Sell	4.860	12/20/12	70.49%	USD	85,000	(51,808)	—	(51,808)
UBS AG	IStar Financial Inc. 6.000%, 12/15/10	Sell	4.560	12/20/12	70.49%	USD	55,000	(33,676)	—	(33,676)
Citibank N.A., New York	Jefferson Smurfit Corp. 7.500%, 06/01/13	Sell	8.000	12/20/13	80.20%	USD	40,000	(27,649)	—	(27,649)
Merrill Lynch International	Jefferson Smurfit Corp. 7.500%, 06/01/13	Sell	6.700	06/20/13	81.03%	USD	85,000	(59,489)	—	(59,489)
Merrill Lynch International	Jefferson Smurfit Corp. 7.500%, 06/01/13	Sell	6.800	06/20/13	81.03%	USD	110,000	(76,882)	—	(76,882)
Merrill Lynch International	Jefferson Smurfit Corp. 7.500%, 06/01/13	Sell	7.950	12/20/13	80.20%	USD	100,000	(69,171)	—	(69,171)
Credit Suisse International	Massey Energy Co. 6.875%, 12/15/13	Sell	5.000	03/20/13	8.07%	USD	80,000	(7,858)	—	(7,858)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Massey Energy Co. 6.875%, 12/15/13	Sell	5.000	03/20/13	8.07%	USD	35,000	$(3,438)	$—	$(3,438)
UBS AG	Massey Energy Co. 6.875%, 12/15/13	Sell	5.050	09/20/12	7.92%	USD	55,000	(4,627)	—	(4,627)
UBS AG	Massey Energy Co. 6.875%, 12/15/13	Sell	5.100	09/20/12	7.92%	USD	85,000	(7,027)	—	(7,027)
Citibank N.A., New York	MGM Mirage Inc. 5.875%, 02/27/14	Sell	5.000	12/20/13	18.13%	USD	210,000	(70,304)	(66,974)	(3,330)
Credit Suisse International	MGM Mirage Inc. 5.875%, 02/27/14	Sell	8.400	12/20/13	18.13%	USD	90,000	(22,330)	—	(22,330)
Credit Suisse International	MGM Mirage Inc. 5.875%, 02/27/14	Sell	5.000	12/20/13	18.13%	USD	225,000	(75,325)	(54,275)	(21,050)
Goldman Sachs International	MGM Mirage Inc. 5.875%, 02/27/14	Sell	8.400	12/20/13	18.13%	USD	140,000	(34,735)	—	(34,735)
Citibank N.A., New York	Morgan Stanley 6.600%, 04/01/12	Sell	7.800	12/20/13	3.93%	USD	305,000	47,589	—	47,589
JPMorgan Chase Bank N.A., New York	Morgan Stanley 6.600%, 04/01/12	Sell	7.800	12/20/13	3.93%	USD	360,000	56,171	—	56,171
Barclays Bank PLC	Nalco Co. 7.750%, 11/15/11	Sell	4.500	09/20/13	7.18%	USD	100,000	(9,489)	—	(9,489)
Citibank N.A., New York	Nalco Co. 7.750%, 11/15/11	Sell	3.600	09/20/12	7.01%	USD	85,000	(8,642)	—	(8,642)
Citibank N.A., New York	Nalco Co. 7.750%, 11/15/11	Sell	4.170	09/20/13	7.18%	USD	95,000	(10,124)	—	(10,124)
Goldman Sachs International	Nalco Co. 7.750%, 11/15/11	Sell	3.700	09/20/12	7.01%	USD	90,000	(8,883)	—	(8,883)
Goldman Sachs International	Nalco Co. 7.750%, 11/15/11	Sell	4.250	09/20/13	7.18%	USD	95,000	(9,855)	—	(9,855)
Goldman Sachs International	Nalco Co. 7.750%, 11/15/11	Sell	4.700	09/20/13	7.18%	USD	105,000	(9,221)	—	(9,221)
Goldman Sachs International	Nalco Co. 7.750%, 11/15/11	Sell	4.700	09/20/13	7.18%	USD	185,000	(16,246)	—	(16,246)
JPMorgan Chase Bank N.A., New York	Nalco Co. 7.750%, 11/15/11	Sell	4.650	09/20/13	7.18%	USD	100,000	(8,959)	—	(8,959)
Credit Suisse International	NJSC Naftogaz of Ukraine 8.125%, 09/30/09	Sell	3.250	04/20/11	43.14%	USD	530,000	(261,662)	—	(261,662)
Citibank N.A., New York	Owens-Illinois, Inc. 7.800%, 05/15/18	Sell	2.500	06/20/13	3.89%	USD	95,000	(5,068)	—	(5,068)
Credit Suisse International	Owens-Illinois, Inc. 7.800%, 05/15/18	Sell	2.500	06/20/13	3.89%	USD	55,000	(2,934)	—	(2,934)
Deutsche Bank AG	Owens-Illinois, Inc. 7.800%, 05/15/18	Sell	2.500	06/20/13	3.89%	USD	30,000	(1,601)	—	(1,601)
Barclays Bank PLC	R.H. Donnelley Corp. 8.875%, 01/15/16	Sell	5.000	09/20/10	48.43%	USD	85,000	(41,875)	(12,999)	(28,876)
Goldman Sachs International	R.H. Donnelley Corp. 8.875%, 01/15/16	Sell	5.000	09/20/10	48.43%	USD	120,000	(59,118)	(21,610)	(37,508)
Morgan Stanley Capital Services Inc.	R.H. Donnelley Corp. 8.875%, 01/15/16	Sell	5.000	09/20/10	48.43%	USD	55,000	(27,095)	(8,399)	(18,696)
Citibank N.A., New York	Reliant Energy Inc. 6.750%, 12/15/14	Sell	2.450	09/20/11	6.94%	USD	70,000	(6,875)	—	(6,875)
Citibank N.A., New York	Reliant Energy Inc. 6.750%, 12/15/14	Sell	2.600	09/20/11	6.94%	USD	210,000	(19,935)	—	(19,935)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Reliant Energy Inc. 6.750%, 12/15/14	Sell	5.750	12/20/13	9.69%	USD	130,000	$(17,089)	$—	$(17,089)
Merrill Lynch International	Reliant Energy Inc. 6.750%, 12/15/14	Sell	2.050	09/20/11	6.94%	USD	115,000	(12,300)	—	(12,300)
UBS AG	Republic of Philippines 10.625%, 03/16/25	Sell	1.450	06/20/17	3.84%	USD	540,000	(82,489)	—	(82,489)
JPMorgan Chase Bank N.A., London	Republic of Turkey 11.875%, 01/15/30	Sell	2.640	08/20/13	4.15%	USD	270,000	(16,157)	—	(16,157)
JPMorgan Chase Bank N.A., London	Republic of Turkey 11.875%, 01/15/30	Sell	2.680	09/20/13	4.15%	USD	205,000	(11,520)	—	(11,520)
Goldman Sachs International	Republic of Venezuela 9.250%, 09/15/27	Sell	6.350	05/20/13	32.64%	USD	205,000	(101,287)	—	(101,287)
Credit Suisse International	Rite Aid Corp. 7.700%, 02/15/27	Sell	7.500	03/20/09	29.41%	USD	55,000	(2,540)	—	(2,540)
Goldman Sachs International	Rite Aid Corp. 7.700%, 02/15/27	Sell	8.060	03/20/09	29.41%	USD	100,000	(4,500)	—	(4,500)
Goldman Sachs International	Rite Aid Corp. 7.700%, 02/15/27	Sell	5.000	12/20/09	36.61%	USD	260,000	(67,475)	(14,629)	(52,846)
Barclays Bank PLC	Station Casinos 6.000%, 04/01/12	Sell	5.000	06/20/13	87.73%	USD	80,000	(62,661)	(12,341)	(50,320)
Goldman Sachs International	Station Casinos 6.000%, 04/01/12	Sell	5.000	06/20/13	87.73%	USD	45,000	(35,247)	(6,815)	(28,432)
Citibank N.A., New York	Tribune Co. 5.250%, 08/15/15**	Sell	5.000	03/20/10	See below footnote	USD	65,000	(61,966)	(11,782)	(50,184)
Citibank N.A., New York	Tribune Co. 5.250%, 08/15/15**	Sell	5.000	03/20/10	See below footnote	USD	65,000	(61,967)	(12,060)	(49,907)
Citibank N.A., New York	Tribune Co. 5.250%, 08/15/15**	Sell	5.000	03/20/10	See below footnote	USD	75,000	(71,500)	(14,075)	(57,425)
Citibank N.A., New York	Tribune Co. 5.250%, 08/15/15**	Sell	5.000	03/20/10	See below footnote	USD	70,000	(66,733)	(13,951)	(52,782)
Credit Suisse International	Tribune Co. 5.250%, 08/15/15**	Sell	6.350	12/20/08	See below footnote	USD	55,000	(52,433)	—	(52,433)
Credit Suisse International	Tribune Co. 5.250%, 08/15/15**	Sell	5.000	12/20/09	See below footnote	USD	15,000	(14,300)	(2,606)	(11,694)
Credit Suisse International	Tribune Co. 5.250%, 08/15/15**	Sell	5.000	12/20/09	See below footnote	USD	60,000	(57,200)	(10,947)	(46,253)
JPMorgan Chase Bank, N.A., New York	Tribune Co. 5.250%, 08/15/15**	Sell	5.000	12/20/09	See below footnote	USD	95,000	(90,567)	(18,292)	(72,275)
Credit Suisse International	TXU Corp. 5.550%, 11/15/14	Sell	1.530	06/20/11	15.77%	USD	150,000	(39,318)	—	(39,318)
Credit Suisse International	TXU Corp. 5.550%, 11/15/14	Sell	1.610	06/20/11	15.77%	USD	85,000	(22,155)	—	(22,155)
Merrill Lynch International	TXU Corp. 5.550%, 11/15/14	Sell	1.530	06/20/11	15.77%	USD	185,000	(48,492)	—	(48,492)
Merrill Lynch International	TXU Corp. 5.550%, 11/15/14	Sell	1.580	06/20/11	15.77%	USD	165,000	(43,098)	—	(43,098)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Merrill Lynch International	TXU Corp. 5.550%, 11/15/14	Sell	1.590	06/20/11	15.77%	USD	165,000	$(43,068)	$—	$(43,068)
Merrill Lynch International	TXU Corp. 5.550%, 11/15/14	Sell	1.620	06/20/11	15.77%	USD	210,000	(54,697)	—	(54,697)
Merrill Lynch International	TXU Corp. 5.550%, 11/15/14	Sell	2.060	06/20/11	15.77%	USD	245,000	(61,829)	—	(61,829)
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000	12/20/09	37.54%	USD	190,000	(49,912)	(10,503)	(39,409)
Credit Suisse International	Univision Communications Inc. 9.750%, 03/15/15	Sell	14.600	03/20/09	35.86%	USD	15,000	(669)	—	(669)
Goldman Sachs International	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000	06/20/09	35.86%	USD	50,000	(6,654)	(1,893)	(4,761)
Goldman Sachs International	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000	06/20/09	35.86%	USD	15,000	(1,996)	(645)	(1,351)
Goldman Sachs International	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000	06/20/09	35.86%	USD	35,000	(4,658)	(860)	(3,798)
JPMorgan Chase Bank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000	06/20/09	35.86%	USD	35,000	(4,658)	(1,770)	(2,888)
UBS AG	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000	06/20/09	35.86%	USD	70,000	(9,316)	(2,496)	(6,820)
Deutsche Bank AG	Vale Overseas Limited 8.250%, 01/17/34	Sell	1.050	03/20/17	3.39%	USD	200,000	(30,364)	—	(30,364)
Morgan Stanley Capital Services Inc.	YASAR, Multiple loan facility agreements to the YASAR Group Entities	Sell	8.500	10/20/09	26.12%	USD	230,000	(24,876)	—	(24,876)
Morgan Stanley Capital Services Inc.	YASAR, Multiple loan facility agreements to the YASAR Group Entities	Sell	8.750	06/20/10	24.85%	USD	230,000	(42,495)	—	(42,495)
								$(10,217,908)	$(952,385)	$(9,265,523)

*  Issued by Istanbul Bond Company to provide funds to finance loans to Finansbank, A.S. For the purposes of this transaction each such loan shall be an underlying loan.

**  The Tribune Company announced on December 9, 2008 (Event Determination Date) that it was voluntarily restructuring its debt obligations under the protection of Chapter 11 of the US Bankruptcy Code. Cash settlement is based on a final price of 1.5, which was determined at auction on January 6, 2009. As the seller of protection, the fund will be required to pay an amount equal to notional amount of each transaction multiplied by one minus the final price (notional amount x .985). The coupon for each deal stopped accruing on the Event Determination Date.

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed for credit default swaps sold and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

market values, as well as the receive fixed rate, serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, and high receive fixed rate, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(6)  For the reason(s) or why a Portfolio may sell credit protection, please see NOTE 2, "Significant Accounting Policies" in the Notes to Financial Statements.

ING Oppenheimer Strategic Income Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2008:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 12.610% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/04/10	BRL	3,600,000	$17,063
Receive a fixed rate equal to 12.710% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/04/10	BRL	1,910,000	10,956
Receive a fixed rate equal to 14.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/04/10	BRL	8,390,000	232,393
Receive a fixed rate equal to 6.140% and pay a floating rate based on 6-month PLZ-WIBOR-WIBO Counterparty: Goldman Sachs International	08/26/10	PLN	3,870,000	27,282
Receive a fixed rate equal to 3.560% and pay a floating rate based on 6-month CZK-PRIBOR-PRBO Counterparty: JPMorgan Chase Bank, N.A., London	09/12/10	CZK	39,000,000	26,866
Receive a fixed rate equal to 3.470% and pay a floating rate based on 6-month CZK-PRIBOR-PRBO Counterparty: JPMorgan Chase Bank, N.A., London	09/18/10	CZK	47,600,000	27,943
Receive a fixed rate equal to 3.560% and pay a floating rate based on 6-month CZK-PRIBOR-PRBO Counterparty: Citibank N.A., New York	09/27/10	CZK	47,000,000	30,568

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.300% and pay a floating rate based on 6-month CZK-PRIBOR-PRBO Counterparty: JPMorgan Chase Bank, N.A., London	10/17/10	CZK	49,000,000	$12,919
Receive a fixed rate equal to 2.760% and pay a floating rate based on 6-month CZK-PRIBOR-PRBO Counterparty: Goldman Sachs International	12/05/10	CZK	55,000,000	4,226
Receive a fixed rate equal to 2.750% and pay a floating rate based on 6-month CZK-PRIBOR-PRBO Counterparty: JPMorgan Chase Bank, N.A., London	12/05/10	CZK	55,000,000	3,688
Receive a fixed rate equal to 8.600% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: JPMorgan Chase Bank, N.A., London	12/17/10	HUF	305,000,000	6,385
Receive a fixed rate equal to 10.000% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	11/11/11	MXN	89,000,000	105,818
Receive a fixed rate equal to 10.000% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: JPMorgan Chase Bank, N.A., New York	11/11/11	MXN	88,000,000	104,629
Receive a fixed rate equal to 9.350% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	11/18/11	MXN	27,600,000	74,026

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 9.270% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	11/21/11	MXN	33,600,000	$77,160
Receive a fixed rate equal to 9.080% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	11/22/11	MXN	33,800,000	65,694
Receive a fixed rate equal to 8.920% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	11/24/11	MXN	28,100,000	46,295
Receive a fixed rate equal to 8.920% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: JPMorgan Chase Bank, N.A., New York	11/24/11	MXN	27,500,000	51,671
Receive a fixed rate equal to 14.900% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Banco Santander S.A., New York	01/02/12	BRL	5,060,000	103,462
Receive a fixed rate equal to 14.050% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/12	BRL	1,040,000	24,215
Receive a fixed rate equal to 13.910% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: JPMorgan Chase Bank, N.A.	01/02/12	BRL	2,070,000	44,514
Receive a fixed rate equal to 14.000% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Banco Santander Central Hispano, S.A.	01/03/12	BRL	1,040,000	23,556

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive an initial exchange of USD 292,335.12. Pay an initial exchange of TRY 410,000.00. Receive a fixed rate equal to 17.100% on TRY 410,000 and pay a floating rate based on 3-month USD LIBOR on USD 292,335.12 Upon termination of the contract, receive TRY 410,000.00 and pay USD 292,335.12. Counterparty: Merrill Lynch International	02/06/12	TRY	410,000	$41,810
Receive an initial exchange of USD 184,921.76. Pay an initial exchange of TRY 260,000.00. Receive a fixed rate equal to 17.250% on TRY 260,000 and pay a floating rate based on 3-month USD LIBOR on USD 184,921.76 Upon termination of the contract, receive TRY 260,000.00 and pay USD 184,921.76. Counterparty: Credit Suisse International	02/07/12	TRY	260,000	17,420
Receive an initial exchange of USD 281,539.56. Pay an initial exchange of TRY 395,000.00. Receive a fixed rate equal to 17.300% on TRY 395,000 and pay a floating rate based on 3-month USD LIBOR on USD 281,539.56. Upon termination of the contract, receive TRY 395,000.00 and pay USD 281,539.56. Counterparty: Credit Suisse International	02/09/12	TRY	395,000	40,347
Receive an initial exchange of USD 477,085.44. Pay an initial exchange of TRY 660,000.00. Receive a fixed rate equal to 16.750% on TRY 660, 000 and pay a floating rate based on 3-month USD LIBOR on USD 477,085.44. Upon termination of the contract, receive TRY 660,000.00 and pay USD 477,085.44. Counterparty: Credit Suisse International	02/26/12	TRY	660,000	32,834

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 8.480% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: JPMorgan Chase Bank, N.A., London	06/06/13	HUF	192,000,000	$30,370
Receive a fixed rate equal to 6.040% and pay a floating rate based on 6-month PLZ-WIBOR-WIBO Counterparty: JPMorgan Chase Bank, N.A., London	08/08/13	PLN	2,580,000	62,610
Receive a fixed rate equal to 7.880% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: JPMorgan Chase Bank, N.A., London	08/12/13	HUF	123,000,000	7,188
Receive a fixed rate equal to 7.890% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: JPMorgan Chase Bank, N.A., London	09/12/13	HUF	107,000,000	3,482
Receive a fixed rate equal to 7.820% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: Barclays Bank PLC	09/19/13	HUF	231,000,000	11,422
Receive a fixed rate equal to 8.540% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Banco Santander S.A., New York	09/27/13	MXN	14,000,000	19,542
Receive a fixed rate equal to 8.560% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse International	09/27/13	MXN	5,500,000	7,993
Receive a fixed rate equal to 8.540% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	09/27/13	MXN	8,500,000	11,865
Receive a fixed rate equal to 12.870% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/14	BRL	960,000	5,985

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 12.920% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/14	BRL	1,920,000	$13,316
Receive a fixed rate equal to 12.260% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/15	BRL	80,000	(211)
Receive a fixed rate equal to 12.290% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/15	BRL	40,000	(88)
Receive a fixed rate of 5.460% on UDI 2,252,229.80. Pay a floating rate based on 6-month USD-LIBOR on USD 730,000.00. Upon termination of the contract, receive UDI 2,252,229.80 and pay USD 730,000.00. Counterparty: Deutsche Bank AG, London	05/13/15	USD	730,000	28,246
Receive a fixed rate equal to 5.250% on UDI 1,184,117.66 converted to MXN. Pay a floating rate based on 6-month USD-LIBOR on USD 390,000.00. Upon termination of the contract, receive UDI 1,184,117.66 (converted into MXN) and pay USD 390,000.00. Counterparty: Deutsche Bank AG, London	06/23/15	USD	390,000	4,424
Receive a fixed rate equal to 13.550% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Banco Santander, S.A., New York	01/02/17	BRL	1,730,000	19,664
Receive a fixed rate equal to 13.100% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/17	BRL	1,610,000	10,721

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 13.670% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/17	BRL	1,750,000	$22,287
Receive a fixed rate equal to 13.900% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/17	BRL	2,760,000	39,825
Receive a fixed rate equal to 14.100% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/17	BRL	430,000	7,159
Receive a fixed rate equal to 14.160% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/17	BRL	1,770,000	32,135
Receive a fixed rate equal to 14.300% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: J. Aron & Company	01/02/17	BRL	2,700,000	53,013
Receive a fixed rate equal to 13.900% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: JPMorgan Chase Bank, N.A.	01/02/17	BRL	2,770,000	39,969
Receive a fixed rate equal to 13.900% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: JPMorgan Chase Bank, N.A.	01/02/17	BRL	2,500,000	36,909
Receive a fixed rate equal to 13.900% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/17	BRL	5,000,000	73,819

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 13.930% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/17	BRL	1,710,000	$26,746
Receive a fixed rate equal to 14.860% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/17	BRL	1,680,000	42,534
Receive a fixed rate equal to 14.880% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/17	BRL	1,680,000	42,899
Receive a fixed rate equal to 14.950% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/17	BRL	2,000,000	51,098
Receive a fixed rate equal to 15.000% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/17	BRL	2,000,000	52,081
Receive a fixed rate equal to 14.340% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS AG, London	01/02/17	BRL	1,900,000	38,165
Receive a floating rate based on 7-Day Repo Fixing Rates for Chinese Renminbi, pay a fixed rate equal to 4.000% Counterparty: Goldman Sachs International	02/16/17	CNY	3,800,000	(6,817)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the price of specified swaption straddle struck at the five year forward five year swap rate as of the floating rate payer reset date (divided by 10,000) and pay a fixed rate equal to 4.660%. Counterparty: Merrill Lynch Capital Services, Inc.	06/11/17	USD	9,650,000	$(862,641)
Receive a floating rate based on the price of specified swaption straddle struck at the five year forward five year swap rate as of the floating rate payer reset date (divided by 10,000) and pay a fixed rate equal to 5.330%. Counterparty: Merrill Lynch Capital Services, Inc.	08/13/17	USD	2,380,000	(328,629)
Receive a fixed rate equal to 8.140% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	01/10/18	MXN	8,910,000	(12,430)
Receive a fixed rate equal to 8.570% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Banco Santander, S.A., New York	05/03/18	MXN	7,140,000	4,076
Receive a fixed rate equal to 8.570% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Merrill Lynch Capital Services, Inc.	05/11/18	MXN	6,150,000	7,075
Receive a fixed rate equal to 8.645% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Banco Santander S.A., New York	05/17/18	MXN	4,700,000	7,070
Receive a fixed rate equal to 9.320% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: JPMorgan Chase Bank, N.A., New York	06/01/18	MXN	4,520,000	21,833
Receive a fixed rate equal to 5.110% and pay a floating rate based on 3-month SEK-STIBOR-SIDE Counterparty: Deutsche Bank AG, Frankfurt	07/16/18	SEK	9,900,000	193,292

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.080% and pay a floating rate based on 3-month SEK-STIBOR-SIDE Counterparty: Goldman Sachs International	07/17/18	SEK	9,900,000	$184,058
Receive a fixed rate equal to 4.840% and pay a floating rate based on 3-month SEK-STIBOR-SIDE Counterparty: Goldman Sachs International	08/21/18	SEK	6,700,000	119,895
Receive a fixed rate equal to 5.880% and pay a floating rate based on 3-month ILS-TELBOR01 Counterparty: UBS AG, London	08/28/18	ILS	2,450,000	58,398
Receive a fixed rate equal to 5.850% and pay a floating rate based on 3-month ILS-TELBOR01 Counterparty: UBS AG, London	09/04/18	ILS	2,500,000	68,735
Receive a fixed rate equal to 7.180% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: Citibank N.A., New York	10/03/18	HUF	134,000,000	(695)
Receive a fixed rate equal to 5.320% and pay a floating rate based on 6-month PLZ-WIBOR-WIBO Counterparty: Goldman Sachs International	10/03/18	PLN	3,400,000	71,358
Receive a fixed rate equal to 3.830% and pay a floating rate based on 6-month CZK-PRIBOR-PRBO Counterparty: Morgan Stanley Capital Services Inc.	10/03/18	CZK	22,100,000	59,324
Receive a fixed rate equal to 3.760% and pay a floating rate based on 6-month CZK-PRIBOR-PRBO Counterparty: Goldman Sachs International	10/06/18	CZK	21,900,000	51,411
Receive a fixed rate equal to 5.330% and pay a floating rate based on 6-month PLZ-WIBOR-WIBO Counterparty: Goldman Sachs International	10/06/18	PLN	3,340,000	70,421

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 7.200% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: JPMorgan Chase Bank, N.A., London	10/06/18	HUF	134,000,000	$(18)
Receive a fixed rate equal to 7.180% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: Barclays Bank PLC	10/08/18	HUF	134,000,000	(1,025)
Receive a fixed rate equal to 7.200% and pay a floating rate based on 6-month HUF-BUBOR Counterparty: Citibank N.A., New York	10/08/18	HUF	132,000,000	(18)
Receive a fixed rate equal to 9.580% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: JPMorgan Chase Bank, N.A., New York	10/23/18	MXN	34,800,000	215,123
Receive a floating rate based on 3-month ZAR-JIBAR-SAFEX and pay a fixed rate equal to 8.930% Counterparty: JPMorgan Chase Bank, N.A., London	11/03/18	ZAR	13,250,000	(122,722)
Receive a floating rate based on 3-month ZAR-JIBAR-SAFEX and pay a fixed rate equal to 8.920% Counterparty: UBS AG, London	11/03/18	ZAR	13,250,000	(121,724)
Receive a fixed rate equal to 9.070% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Morgan Stanley Capital Services Inc.	11/26/18	MXN	10,800,000	38,983
Receive a fixed rate equal to 4.880% and pay a floating rate based on 6-month AUD-BBR-BBSW Counterparty: Westpac Banking Corp.	12/03/18	AUD	4,175,000	128,699
Receive a floating rate based on 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 3.135% Counterparty: Barclays Bank PLC	12/09/18	SEK	6,640,000	(55)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 3.130% Counterparty: Deutsche Bank AG, Frankfurt	12/09/18	SEK	1,660,000	$77
Receive a fixed rate equal to 5.036% and pay a floating rate based on 3-month ILS-TELBOR01 Counterparty: UBS AG	12/12/18	ILS	2,740,000	22,106
Receive a floating rate based on 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 3.520% Counterparty: Barclays Bank PLC	12/15/18	SEK	8,300,000	(39,374)
Receive a fixed rate equal to 4.940% and pay a floating rate based on 3-month ILS-TELBOR01 Counterparty: Credit Suisse International	12/15/18	ILS	1,070,000	8,985
Receive a floating rate based on 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 3.220% Counterparty: Barclays Bank PLC	12/22/18	SEK	5,000,000	(7,008)
Receive a fixed rate equal to 4.650% and pay a floating rate based on 3-month ILS-TELBOR01 Counterparty: Credit Suisse International	12/22/18	ILS	1,000,000	1,006
Receive a fixed rate equal to 9.150% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	08/27/26	MXN	5,270,000	23,462
Receive a fixed rate equal to 9.330% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: J. Aron & Company	09/16/26	MXN	2,200,000	12,587
Receive a fixed rate equal to 8.300% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse International	12/17/26	MXN	4,750,000	(8,794)
				$1,904,935

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

ING Oppenheimer Strategic Income Portfolio Total Return Swap Agreements Outstanding on December 31, 2008:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive carry amount plus absolute value of the total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is positive. Counterparty: Goldman Sachs Capital Markets, L.P.	01/01/09	USD	1,120,000	$193,156
Receive carry amount plus absolute value of the total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is positive. Counterparty: Morgan Stanley Capital Services Inc.	01/01/09	USD	2,060,000	346,354
Receive carry amount plus 15 bps, plus absolute value of the total return of the Barclays Capital CMBS AAA Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA Index, if the return is positive. Counterparty: Citibank N.A., New York	02/01/09	USD	1,100,000	120,908
Receive carry amount plus absolute value of the total return of the Barclays Capital CMBS AAA Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA Index, if the return is positive. Counterparty: Citibank N.A., New York	02/01/09	USD	2,300,000	251,305
Receive carry amount plus absolute value of the total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is positive. Counterparty: Goldman Sachs International	02/01/09	USD	3,740,000	646,278

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive carry amount plus 130 bps, plus absolute value of the total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is positive. Counterparty: JPMorgan Chase Bank, N.A.	02/01/09	USD	1,070,000	$181,137
Receive carry amount minus 95 bps, plus absolute value of the total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is positive. Counterparty: Morgan Stanley Capital Services Inc.	02/01/09	USD	740,000	106,021
Receive carry amount minus 95 bps, plus absolute value of the total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is positive. Counterparty: Morgan Stanley Capital Services Inc.	02/01/09	USD	740,000	106,021
Receive carry amount minus 70 bps, plus absolute value of the total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is positive. Counterparty: Morgan Stanley Capital Services Inc.	02/01/09	USD	1,780,000	255,764
Receive carry amount minus 50 bps, plus absolute value of the total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is positive. Counterparty: Morgan Stanley Capital Services Inc.	02/01/09	USD	1,780,000	256,356

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive absolute value of price depreciation on the Bovespa Index Futures Exchange-Traded Contract (February 09). Pay price appreciation on the Bovespa Index Futures Exchange-Traded Contract (February 09). Counterparty: Citibank N.A., New York	02/20/09	BRL	1,407,012	$33,774
Receive carry amount plus 250 bps, plus absolute value of the total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is positive. Counterparty: Goldman Sachs Capital Markets, L.P.	03/01/09	USD	2,360,000	422,540
Receive carry amount plus absolute value of the total return of the Barclays Capital CMBS AAA Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA Index, if the return is positive. Counterparty: Morgan Stanley Capital Services Inc.	03/01/09	USD	4,200,000	458,509
Receive carry amount plus 250 bps, plus absolute value of the total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is negative. Pay total return of the Barclays Capital CMBS AAA 8.5+ Index, if the return is positive. Counterparty: Morgan Stanley Capital Services Inc.	03/01/09	USD	800,000	102,268
Receive, if positive, the total return of a custom basket of securities plus 90% of the dividends from the basket. Pay one-month EUR-LIBOR plus 25 basis pts. and, if negative, the absolute value of the total return of a custom basket of securities Morgan Stanley & Co. International PLC	03/06/09	EUR	867,600	84,027

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive absolute value of price depreciation on the Swiss Market Index Futures (March 09). Pay price appreciation on the Swiss Market Index Futures (March 09). Counterparty: Goldman Sachs International	03/24/09	CHF	598,950	$(3,138)
Receive carry amount minus 660 bps, plus absolute value of the total return of The Banc of America Securities LLC AAA 10yr CMBS Daily Index, if the return is negative. Pay total return of The Banc of America Securities LLC AAA 10yr CMBS Daily Index, if the return is positive. Counterparty: Goldman Sachs International	03/31/09	USD	7,020,000	1,162,298
Receive carry amount plus 3000 bps, plus absolute value of the total return of The Banc of America Securities LLC AAA 10yr CMBS Daily Index, if the return is negative. Pay total return of The Banc of America Securities LLC AAA 10yr CMBS Daily Index, if the return is positive. Counterparty: Morgan Stanley Capital Services Inc.	03/31/09	USD	2,060,000	657,681
Receive, if positive, the total return of a custom basket of securities plus 93% of the dividends from the basket. Pay a floating rate based on one-month JPY-LIBOR plus 40 basis pts. and, if negative, the absolute value of the total return of a custom basket of securities. Counterparty: Citibank N.A., New York	04/13/09	JPY	145,964,313	223,967
Receive, if positive, the total return of a custom basket of securities plus the dividends from the basket. Pay a floating rate based on one-month GBP-LIBOR plus 35 basis pts. and, if negative, the absolute value of the total return of a custom basket of securities. Counterparty: Citibank N.A., New York	05/08/09	GBP	1,055,988	(15,023)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive, if positive, the total return of custom basket of securities plus the dividends from the basket. Pay one-month USD-LIBOR plus 20 basis pts. and, if negative, the absolute value of the total return of a custom equity basket. Counterparty: Deutsche Bank AG, London	10/05/09	USD	1,417,085	$51,007
Receive the price return on MSCI Daily TR Net Belgium USD Market Index, if positive. Pay one-month USD-LIBOR and, if negative, the absolute value of the price return of the MSCI Daily TR Net Belgium USD Market Index. Counterparty: Citibank N.A., New York	10/07/09	USD	55,600	7,185
Receive the price return on MSCI Daily TR Net Belgium USD Market Index, if positive. Pay one-month USD-LIBOR and, if negative, the absolute value of the price return of the MSCI Daily TR Net Belgium USD Market Index. Counterparty: Citibank N.A., New York	10/07/09	USD	111,200	14,371
Receive the price return on MSCI Daily TR Net Belgium USD Market Index, if positive. Pay one-month USD-LIBOR and, if negative, the absolute value of the price return of the MSCI Daily TR Net Belgium USD Market Index. Counterparty: Citibank N.A., New York	10/07/09	USD	355,221	45,907
Receive, if positive, the total return of custom basket of securities plus 90% of the dividends from the basket. Pay one-month EUR-LIBOR plus 30 basis pts. and, if negative, the absolute value of the total return of custom basket of securities. Counterparty: Morgan Stanley & Co. International	10/07/09	EUR	842,100	48,065

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive, if positive, the total return of custom basket of securities plus the dividends from the basket. Pay one-month USD-LIBOR plus 30 basis pts. and, if negative, the absolute value of the total return of a custom equity basket. Counterparty: Goldman Sachs International	12/07/09	USD	5,546,846	$835,757
Receive a fixed rate equal to 7.750%, and pay a floating rate based on 3-month USD LIBOR. On the termination date, receive total return amount on reference obligation, if total return amount is positive, and pay absolute value of the total return amount on reference obligation, if total return amount is negative. Reference Obligation: Loan under the loan facility agreement between each of JSC "Rushydro" and OJSC Saratovskaya and any Successor(s) and Morgan Stanley Bank International Limited dated 13 December 2006 Counterparty: Morgan Stanley Capital Services Inc.	12/26/13	RUB	56,780,000	(911,871)
				$5,680,624

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008

Principal Amount			Value
CORPORATE BONDS/NOTES: 35.9%
		Agriculture: 0.1%
$400,000		Philip Morris International, Inc., 5.650%, due 05/16/18	$397,246
300,000	C	Reynolds American, Inc., 7.625%, due 06/01/16	250,177
			647,423
		Auto Manufacturers: 0.5%
1,400,000	C,S	Daimler Finance NA, LLC, 2.346%, due 03/13/09	1,399,362
1,975,000		DaimlerChrysler NA Holding Corp., 6.000%, due 08/03/14	1,038,285
			2,437,647
		Banks: 19.1%
200,000		American Express Bank FSB, 6.000%, due 09/13/17	187,617
3,700,000	S	American Express Centurion Bank, 0.426%, due 06/12/09	3,591,035
200,000		American Express Centurion Bank, 6.000%, due 09/13/17	187,616
800,000	@@,#	ANZ National International Ltd., 6.200%, due 07/19/13	774,799
300,000		Bank of America Corp., 2.479%, due 08/15/16	221,507
900,000	S	Bank of America Corp., 5.750%, due 12/01/17	900,147
7,050,000	C,S	Bank of America Corp., 8.000%, due 12/01/49	5,078,256
800,000	C	Bank of America Corp., 8.125%, due 12/29/49	599,400
5,500,000	S	Bank of America NA, 2.099%, due 06/12/09	5,482,620
4,100,000	@@,S	Barclays Bank PLC, 5.450%, due 09/12/12	4,155,551
700,000	@@,#,S	Barclays Bank PLC, 6.050%, due 12/04/17	618,559
2,200,000	@@,#,C,S	BNP Paribas, 5.186%, due 06/29/15	1,249,538
700,000	S	Citigroup, Inc., 5.300%, due 10/17/12	675,176
1,900,000	S	Citigroup, Inc., 5.500%, due 08/27/12	1,845,860
2,300,000	S	Citigroup, Inc., 5.500%, due 04/11/13	2,241,566
100,000	S	Citigroup, Inc., 5.625%, due 08/27/12	93,818
500,000		Citigroup, Inc., 5.850%, due 07/02/13	482,997
1,900,000	S	Citigroup, Inc., 6.000%, due 08/15/17	1,894,424
300,000		Citigroup, Inc., 6.125%, due 05/15/18	303,873
5,200,000	C,S	Citigroup, Inc., 8.400%, due 04/29/49	3,440,008
1,100,000	@@,#,C	Commonwealth Bank of Australia, 6.024%, due 03/29/49	635,600

Principal Amount				Value
	$600,000	@@,#	Credit Agricole SA, 2.181%, due 05/28/09	$598,384
	700,000	@@,#	Credit Agricole SA, 2.231%, due 05/28/10	691,968
	1,600,000	@@,C,S	Deutsche Bank AG/London, 6.000%, due 09/01/17	1,700,558
	4,000,000	S	Goldman Sachs Group, Inc., 4.164%, due 07/23/09	3,895,660
	200,000		Goldman Sachs Group, Inc., 5.950%, due 01/18/18	189,958
	800,000		Goldman Sachs Group, Inc., 6.150%, due 04/01/18	770,098
	2,000,000	S	Goldman Sachs Group, Inc., 6.250%, due 09/01/17	1,942,456
	3,200,000	C,S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	2,605,187
	1,000,000		JPMorgan Chase & Co., 6.000%, due 01/15/18	1,057,367
	900,000		JPMorgan Chase Bank NA, 2.326%, due 06/13/16	686,247
	1,200,000	S	KeyBank NA, 4.467%, due 06/02/10	1,157,825
	3,230,000		Manuf & Traders Trust Co., 8.000%, due 10/01/10	3,165,368
	1,800,000	S	Morgan Stanley, 2.556%, due 05/07/09	1,770,791
	100,000	C	Morgan Stanley, 5.300%, due 03/01/13	90,771
	800,000		Morgan Stanley, 5.950%, due 12/28/17	665,078
	1,600,000	C,S	Morgan Stanley, 6.250%, due 08/28/17	1,365,187
	6,400,000	@@,#,S	National Australia Bank Ltd., 2.838%, due 02/08/10	6,406,355
DKK	2,900,980	@@	Nykredit Realkredit A/S, 5.000%, due 10/01/38	514,680
DKK	3,098,093	@@	Nykredit Realkredit A/S, 5.000%, due 10/01/38	540,394
DKK	8,657,599	@@	Realkredit Danmark A/S, 5.000%, due 01/01/38	1,508,509
DKK	2,893,334	@@	Realkredit Danmark A/S, 5.000%, due 10/01/38	513,053
	$600,000	@@,#,C	Royal Bank of Scotland Group PLC, 6.990%, due 10/05/17	280,876
	1,500,000	@@,#,S	Santander U.S. Debt SA Unipersonal, 2.766%, due 02/06/09	1,498,438
	2,700,000	@@,S	UBS AG, 3.779%, due 05/05/10	2,696,126
	500,000	@@	UBS AG, 5.750%, due 04/25/18	454,589
	1,800,000	S	Wachovia Corp., 5.750%, due 02/01/18	1,806,741
	22,900,000		Wachovia Corp., 7.980%, due 02/08/49	19,572,241
	2,800,000	S	Wells Fargo & Co., 5.625%, due 12/11/17	2,926,300
				95,731,172
			Biotechnology: 0.5%
	2,400,000	C,S	Amgen, Inc., 6.150%, due 06/01/18	2,550,302
				2,550,302

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Building Materials: 0.1%
$800,000	@@,#,C	C8 Capital SPV Ltd., 6.640%, due 12/31/49	$406,384
			406,384
		Chemicals: 0.1%
400,000	C	Rohm & Haas Co., 6.000%, due 09/15/17	364,633
			364,633
		Computers: 1.5%
1,300,000	C	Dell, Inc., 4.700%, due 04/15/13	1,224,141
5,700,000	C,S	International Business Machines Corp., 5.700%, due 09/14/17	6,104,444
			7,328,585
		Diversified Financial Services: 7.5%
700,000		Allstate Life Global Funding Trusts, 5.375%, due 04/30/13	689,733
700,000		American Express Co., 7.000%, due 03/19/18	708,992
600,000		American Express Credit Corp., 5.875%, due 05/02/13	576,523
1,300,000	S	American General Finance Corp., 6.900%, due 12/15/17	563,306
900,000		Bear Stearns Cos., Inc., 2.263%, due 08/21/09	885,206
3,900,000	S	Bear Stearns Cos., Inc., 4.905%, due 07/16/09	3,850,150
1,900,000		Bear Stearns Cos., Inc., 6.400%, due 10/02/17	1,977,739
2,100,000	S	Bear Stearns Cos., Inc., 6.950%, due 08/10/12	2,182,727
3,000,000	S	Caterpillar Financial Services Corp., 4.850%, due 12/07/12	2,848,857
1,300,000		CIT Group, Inc., 3.615%, due 01/30/09	1,293,652
400,000		CitiFinancial, 6.625%, due 06/01/15	371,400
1,200,000	C,S	Citigroup Capital XXI, 8.300%, due 12/21/57	927,572
500,000	S	Citigroup Funding, Inc., 1.466%, due 06/26/09	489,756
500,000		Ford Motor Credit Co., LLC, 5.700%, due 01/15/10	425,012
800,000		Ford Motor Credit Co., LLC, 5.800%, due 01/12/09	782,491
200,000		Ford Motor Credit Co., LLC, 7.250%, due 10/25/11	146,186
100,000		Ford Motor Credit Co., LLC, 7.375%, due 02/01/11	76,079
300,000		Ford Motor Credit Co., LLC, 7.875%, due 06/15/10	240,128
300,000		Ford Motor Credit Co., LLC, 8.625%, due 11/01/10	227,195
1,200,000	S	General Electric Capital Corp., 2.129%, due 03/12/10	1,139,106

Principal Amount			Value
$1,500,000	S	General Electric Capital Corp., 2.219%, due 08/15/11	$1,316,178
4,800,000		General Electric Capital Corp., 5.500%, due 09/15/67	3,773,611
900,000		General Electric Capital Corp., 5.875%, due 01/14/38	883,999
1,600,000	S	HSBC Finance Corp., 4.479%, due 10/21/09	1,501,498
2,000,000	±,S	Lehman Brothers Holdings, Inc., 2.951%, due 05/25/10	190,000
2,700,000	±,S	Lehman Brothers Holdings, Inc., 6.200%, due 09/26/14	270,000
300,000	±,S	Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18	30,000
2,364,000	±	Lehman Brothers Holdings, Inc., 0.000%, due 06/12/13	287,965
3,700,000	S	Merrill Lynch & Co., Inc., 2.438%, due 05/08/09	3,635,679
1,800,000	S	Merrill Lynch & Co., Inc., 3.735%, due 07/25/11	1,595,014
300,000		Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	296,210
1,900,000	S	Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	1,990,868
700,000	@@,#,C	Santander Perpetual SA Unipersonal, 6.671%, due 10/24/17	445,872
300,000	@@,#	TransCapitalInvest Ltd for OJSC AK Transneft, 8.700%, due 08/07/18	193,449
1,100,000	C	UBS Preferred Funding Trust V, 6.243%, due 05/15/49	601,487
500,000	#,C	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	174,951
			37,588,591
		Electric: 0.4%
300,000	C,S	Columbus Southern Power Co., 6.600%, due 03/01/33	280,724
2,100,000	@@,#,C,S	Enel Finance International SA, 6.250%, due 09/15/17	1,776,184
			2,056,908
		Healthcare-Services: 0.4%
1,984,848		HCA, Inc., 6.010%, due 11/14/13	1,569,271
600,000	C	UnitedHealth Group, Inc., 4.875%, due 02/15/13	560,684
			2,129,955
		Insurance: 1.6%
3,000,000	S	American International Group, Inc., 5.850%, due 01/16/18	2,014,008

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Insurance (continued)
$1,300,000	#,S	Metropolitan Life Global Funding I, 2.189%, due 05/17/10	$1,166,534
500,000	@@,#	Monumental Global Funding Ltd., 5.500%, due 04/22/13	472,145
600,000		Principal Life Income Funding Trusts, 5.300%, due 04/24/13	562,565
900,000		Principal Life Income Funding Trusts, 5.550%, due 04/27/15	865,136
3,400,000	S	Protective Life Secured Trusts, 0.566%, due 11/09/10	2,877,624
			7,958,012
		Lodging: 0.2%
800,000	C	Mandalay Resort Group, 6.500%, due 07/31/09	780,000
			780,000
		Media: 0.1%
1,766		Cable Vision, 4.570%, due 03/30/13	1,515
686,784		CSC Holdings, Inc., 2.950%, due 02/24/13	589,204
			590,719
		Mining: 0.0%
200,000	@@,C	Vale Overseas Ltd., 6.250%, due 01/23/17	189,060
			189,060
		Office/Business Equipment: 0.1%
700,000	C	Xerox Corp., 9.750%, due 01/15/09	698,446
			698,446
		Pharmaceuticals: 0.1%
300,000	@@,C	AstraZeneca PLC, 5.900%, due 09/15/17	319,364
200,000	@@,C	AstraZeneca PLC, 6.450%, due 09/15/37	228,130
			547,494
		Pipelines: 0.5%
2,600,000	C,S	Kinder Morgan Energy Partners LP, 5.950%, due 02/15/18	2,222,730
300,000	#	Williams Cos., Inc., 6.375%, due 10/01/10	279,780
			2,502,510
		Retail: 0.5%
2,700,000	C,S	CVS Caremark Corp., 5.750%, due 08/15/11	2,710,957
			2,710,957
		Student Loan ABS: 0.5%
2,900,000	C	Access Group, Inc., 4.835%, due 10/27/25	2,666,759
			2,666,759

Principal Amount			Value
		Telecommunications: 1.8%
$24,000	C	AT&T Corp., 7.300%, due 11/15/11	$24,951
400,000	C,S	AT&T, Inc., 4.125%, due 09/15/09	401,707
600,000	C	AT&T, Inc., 4.950%, due 01/15/13	603,861
600,000	C	AT&T, Inc., 5.500%, due 02/01/18	607,450
4,500,000	C,S	AT&T, Inc., 6.300%, due 01/15/38	4,773,281
2,500,000	C,S	BellSouth Corp., 5.200%, due 09/15/14	2,436,790
30,000	C,S	New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	31,073
200,000	C	Qwest Corp., 8.875%, due 03/15/12	186,000
			9,065,113
		Transportation: 0.3%
1,600,000	C,S	Union Pacific Corp., 5.700%, due 08/15/18	1,543,174
			1,543,174
Total Corporate Bonds/Notes (Cost $202,655,525)			180,493,844
U.S. GOVERNMENT AGENCY OBLIGATIONS: 115.4%
		Federal Home Loan Mortgage Corporation##: 29.1%
188,146	C,S	0.791%, due 01/25/45	95,080
872,839	C	1.345%, due 07/15/19	851,711
9,354,410	C,S	1.345%, due 08/15/19-10/15/20	9,105,881
3,683,807	C,S	1.425%, due 02/15/19	3,541,598
592,265	C	1.875%, due 03/25/24	584,955
24,335	C	3.500%, due 07/15/32	23,985
517,483	C,S	3.500%, due 11/15/22	517,265
336,404	C	3.678%, due 10/25/44	322,659
1,695,502	C,S	3.878%, due 07/25/44	1,531,389
404,495	C	4.000%, due 06/15/22	404,379
396,710	C	4.500%, due 11/15/13	396,749
1,326,514	C,S	4.500%, due 06/15/17	1,346,390
1,529,812		5.000%, due 12/14/18-01/01/37	1,573,265
20,827	C	5.000%, due 09/15/16	20,942
6,507,302	C,S	5.000%, due 12/15/23-04/15/26	6,575,960
49,000,000	W	5.000%, due 01/15/35	50,079,519
1,230,000	S	5.302%, due 09/01/35	1,246,722
16,173		5.353%, due 04/01/32	16,192
7,330,399		5.500%, due 03/01/23-06/01/38	7,516,461
130,139	C	5.500%, due 03/15/17	133,375
33,348,881	S	5.500%, due 02/01/38-08/01/38	34,173,781
8,500,000	W	5.500%, due 01/11/37	8,705,195
3,460,165		5.500%, due 05/01/38-09/01/38	3,545,735

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Federal Home Loan Mortgage Corporation## (continued)
$12,812,818		6.000%, due 10/01/17-06/01/38	$13,215,260
631,028	S	6.000%, due 03/01/23	653,464
			146,177,912
		Federal National Mortgage Association##: 86.1%
1,045,875	S	0.531%, due 07/25/37	926,433
125,304		0.591%, due 03/25/34	120,731
135,708		1.969%, due 04/25/24	135,694
6,550		3.625%, due 02/01/20	6,656
317,017	S	3.678%, due 10/01/44	312,371
999,999		4.500%, due 06/01/23	1,023,883
1,444,904	S	4.521%, due 11/01/34	1,421,015
1,024,404	S	4.720%, due 09/01/35	1,037,120
438,508		4.801%, due 08/01/35	438,713
900,000	S,L	4.875%, due 06/13/18	1,036,356
8,451,851		5.000%, due 05/01/18-07/01/37	8,654,194
31,275,295	S	5.000%, due 11/01/18-03/01/36	32,060,856
29,000,000	W	5.000%, due 01/15/20-01/12/36	29,617,031
107,363		5.131%, due 12/01/36	107,363
13,665		5.259%, due 09/01/31	13,716
17,651,584		5.500%, due 03/01/16-09/01/38	18,137,349
8,220,932	S	5.500%, due 11/01/33-02/01/35	8,444,005
145,700,000	W	5.500%, due 01/12/36	149,365,229
7,428,442		5.500%, due 11/01/22-06/01/38	7,636,884
911,967		5.507%, due 02/01/33	913,505
125,456		5.582%, due 04/01/32	124,350
147,726,679		6.000%, due 04/01/17-11/01/38	152,096,528
12,653,255	S	6.000%, due 06/01/22-11/01/36	13,046,404
608,257		6.223%, due 02/01/35	614,798
1,085,997		6.500%, due 03/01/17-11/01/36	1,129,595
1,500,000	S	6.500%, due 06/17/38	1,589,441
2,326,633	S	7.500%, due 08/25/35	2,383,558
			432,393,778
		Government National Mortgage Association: 0.2%
35,352	C,S	1.440%, due 03/16/32	34,485
1,000,000	W	6.000%, due 01/01/34	1,031,719
			1,066,204
Total U.S. Government Agency Obligations (Cost $568,985,821)			579,637,894
U.S. TREASURY OBLIGATIONS: 8.7%
		Treasury Inflation Indexed Protected Securitiesip: 8.7%
2,495,284		1.625%, due 01/15/15	2,314,768
1,240,536		1.750%, due 01/15/28	1,146,527

Principal Amount			Value
		Treasury Inflation Indexed Protected Securitiesip (continued)
$3,484,508		1.875%, due 07/15/13-07/15/15	$3,290,746
2,349,237		2.000%, due 07/15/14-01/15/16	2,236,763
12,868,240	L	2.375%, due 01/15/25	12,651,101
1,394,120		2.500%, due 07/15/16	1,383,555
2,821,365		2.625%, due 07/15/17	2,892,122
9,154,352		3.000%, due 07/15/12	8,974,844
8,959,320	L	3.500%, due 01/15/11	8,796,234
			43,686,660
Total U.S. Treasury Obligations (Cost $41,821,645)			43,686,660
ASSET-BACKED SECURITIES: 2.0%
		Automobile Asset-Backed Securities: 0.3%
1,100,000	C,S	Daimler Chrysler Auto Trust, 1.351%, due 07/08/11	1,063,474
500,000	C,S	Daimler Chrysler Auto Trust, 1.901%, due 09/10/12	444,779
			1,508,253
		Credit Card Asset-Backed Securities: 0.8%
700,000	C	BA Credit Card Trust, 1.775%, due 04/15/13	636,562
3,700,000	C,S	BA Credit Card Trust, 2.395%, due 12/16/13	3,294,025
			3,930,587
		Home Equity Asset-Backed Securities: 0.1%
667,593	C,S	Household Home Equity Loan Trust, 0.798%, due 01/20/34	459,657
			459,657
		Other Asset-Backed Securities: 0.8%
46,510	C,S	Countrywide Asset-Backed Certificates, 0.501%, due 01/25/46	46,035
945,359	C,S	Countrywide Asset-Backed Certificates, 0.551%, due 10/25/47	829,039
2,431,452	C,S	Countrywide Asset-Backed Certificates, 0.651%, due 09/25/36	1,933,398
210,653	C	JPMorgan Mortgage Acquisition Corp., 0.521%, due 08/25/36	195,927
544,393	C	JPMorgan Mortgage Acquisition Corp., 0.531%, due 03/25/47	428,690
58,753	C	Long Beach Mortgage Loan Trust, 0.751%, due 10/25/34	19,981

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$323,653	C	Morgan Stanley Capital, Inc., 0.521%, due 11/25/36	$304,393
647,157	C	WAMU Asset-Backed Certificates, 0.521%, due 01/25/37	582,976
			4,340,439
Total Asset-Backed Securities (Cost $11,861,716)			10,238,936
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.2%
383,349	C	Adjustable Rate Mortgage Trust, 4.581%, due 05/25/35	310,766
561,223	C	American Home Mortgage Investment Trust, 4.390%, due 02/25/45	283,102
800,000	C	Banc of America Commercial Mortgage, Inc., 5.739%, due 05/10/45	655,855
803,503	C	Banc of America Funding Corp., 4.155%, due 05/25/35	574,653
554,877	C	Banc of America Funding Corp., 6.124%, due 01/20/47	298,936
178,728	C,S	Banc of America Mortgage Securities, Inc., 0.921%, due 01/25/34	168,845
616,486	C	Banc of America Mortgage Securities, Inc., 3.994%, due 07/25/33	562,899
336,580	C	Banc of America Mortgage Securities, Inc., 5.000%, due 05/25/34	284,590
4,416,892	C,S	Bear Stearns Adjustable Rate Mortgage Trust A1, 4.125%, due 03/25/35	3,742,441
3,671,063	C,S	Bear Stearns Adjustable Rate Mortgage Trust A2, 4.125%, due 03/25/35	2,864,837
553,807	C	Bear Stearns Adjustable Rate Mortgage Trust, 4.750%, due 10/25/35	519,038
947,777	C,S	Bear Stearns Adjustable Rate Mortgage Trust, 5.111%, due 11/25/34	880,173
418,123	C,S	Bear Stearns Alternative-A Trust, 5.364%, due 05/25/35	283,113
248,568	C,S	Bear Stearns Alternative-A Trust, 5.495%, due 09/25/35	115,980
716,451	C,S	Bear Stearns Alternative-A Trust, 5.747%, due 11/25/36	334,592
100,000	C	Bear Stearns Commercial Mortgage Securities, 5.331%, due 02/11/44	77,375
300,000	C	Bear Stearns Commercial Mortgage Securities, 5.471%, due 01/12/45	232,237

Principal Amount			Value
$650,701		Bear Stearns Structured Products, Inc., 5.661%, due 01/26/36	$409,001
422,720		Bear Stearns Structured Products, Inc., 5.761%, due 12/26/46	294,544
793,064	C	Citigroup Mortgage Loan Trust, Inc., 4.685%, due 08/25/35	661,144
900,000	C	Commercial Mortgage Pass-through Certificates, 5.306%, due 12/10/46	659,635
89,978	C	Countrywide Alternative Loan Trust, 0.718%, due 11/20/35	86,013
205,487	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 0.791%, due 03/25/35	93,309
1,158,646	#,C,S	Countrywide Home Loan Mortgage Pass-through Trust, 0.811%, due 06/25/35	787,687
1,116,729	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 4.730%, due 02/20/35	696,439
611,723	C	Countrywide Home Loan Mortgage Pass-through Trust, 4.789%, due 11/25/34	382,221
2,392,546	#,C,I	Credit Suisse Mortgage Capital Certificates, 1.425%, due 10/15/21	1,565,432
100,000	C	Credit Suisse Mortgage Capital Certificates, 5.658%, due 03/15/39	81,717
2,300,000	C	Credit Suisse Mortgage Capital Certificates, 5.695%, due 09/15/40	1,528,733
203,265	C	Downey Savings & Loan Association Mortgage Loan Trust, 4.574%, due 07/19/44	134,683
395,414	C	First Horizon Mortgage Pass-through Trust, 5.354%, due 08/25/35	280,817
300,396	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	267,812
372,682	C	Greenpoint Mortgage Pass-through Certificates, 5.497%, due 10/25/33	288,439
600,000	C	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	458,505
725,709	#	GS Mortgage Securities Corp. II, 0.520%, due 03/06/20	535,474
900,000	C,L	GS Mortgage Securities Corp. II, 5.799%, due 08/10/45	655,964

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$89,325	C	GSR Mortgage Loan Trust, 4.524%, due 06/25/34	$66,549
836,719	C	GSR Mortgage Loan Trust, 4.540%, due 09/25/35	618,242
5,426	C	GSR Mortgage Loan Trust, 6.000%, due 03/25/32	4,872
246,136	C	Harborview Mortgage Loan Trust, 0.801%, due 05/19/35	115,162
537,126	C	Harborview Mortgage Loan Trust, 5.142%, due 07/19/35	293,009
280,455	C	Indymac Index Mortgage Loan Trust, 5.055%, due 12/25/34	192,895
800,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, due 05/15/47	602,568
2,600,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49	1,846,177
4,300,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, due 06/12/47	3,116,103
300,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.882%, due 02/15/51	214,299
1,546,152	C,S	JPMorgan Mortgage Trust, 4.767%, due 07/25/35	1,096,084
487,904	C	JPMorgan Mortgage Trust, 5.024%, due 02/25/35	366,894
2,100,000	C	LB-UBS Commercial Mortgage Trust, 5.858%, due 07/15/40	1,500,861
115,261	C	Lehman XS Trust, 0.551%, due 07/25/46	113,454
227,664	C	MASTR Adjustable Rate Mortgages Trust, 3.788%, due 11/21/34	221,016
275,807	C	Merrill Lynch Mortgage Investors Trust, 0.681%, due 02/25/36	147,412
427,272	C	Merrill Lynch Mortgage Investors Trust, 5.297%, due 05/25/33	314,313
300,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, due 03/12/51	207,485
221,705	C	MLCC Mortgage Investors, Inc., 0.721%, due 11/25/35	125,429
132,227	C	MLCC Mortgage Investors, Inc., 2.395%, due 10/25/35	84,224
100,000	C	Morgan Stanley Capital I, 5.809%, due 12/12/49	75,192
4,700,000	C	Morgan Stanley Capital I, 5.881%, due 06/11/49	3,497,081

Principal Amount			Value
$622,546	C,S	RAAC Series, 5.000%, due 09/25/34	$571,889
145,899	C,S	Residential Accredit Loans, Inc., 0.871%, due 03/25/33	131,301
151,784	C	Residential Asset Securitization Trust, 0.871%, due 05/25/33	128,181
28,493	C,S	Residential Funding Mortgage Securities I, 6.500%, due 03/25/32	27,311
202,432	C,S	Sequoia Mortgage Trust, 0.858%, due 07/20/33	144,761
589,712	C	Sequoia Mortgage Trust, 4.474%, due 04/20/35	442,836
558,215	C	SLM Student Loan Trust, 3.525%, due 10/27/14	540,468
279,416	C	SLM Student Loan Trust, 3.835%, due 01/25/15	270,597
266,045	C	Structured Adjustable Rate Mortgage Loan Trust, 5.528%, due 08/25/35	137,539
581,496	C	Structured Asset Mortgage Investments, Inc., 0.831%, due 07/19/35	389,071
353,450	#,C	Structured Asset Securities Corp., 5.048%, due 10/25/35	255,972
1,211,025	C,S	Thornburg Mortgage Securities Trust, 0.591%, due 09/25/46	1,005,340
824,179	#	Wachovia Bank Commercial Mortgage Trust, 1.275%, due 06/15/20	584,997
400,000	C	Wachovia Bank Commercial Mortgage Trust, 5.509%, due 04/15/47	289,131
195,647	C	Washington Mutual Mortgage Pass-through Certificates, 0.781%, due 01/25/45	100,883
461,521	C,S	Washington Mutual Mortgage Pass-through Certificates, 1.011%, due 12/25/27	382,951
27,443	C	Washington Mutual Mortgage Pass-through Certificates, 3.656%, due 08/25/42	19,380
59,476	C,S	Washington Mutual Mortgage Pass-through Certificates, 4.375%, due 02/27/34	48,272
1,050,528	C	Washington Mutual Mortgage Pass-through Certificates, 4.625%, due 07/25/46	879,345
1,161,576	C	Washington Mutual Mortgage Pass-through Certificates, 4.625%, due 08/25/46	611,162
1,139,213	C,S	Wells Fargo Mortgage- Backed Securities Trust, 4.161%, due 12/25/34	815,202

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$515,388	C,S	Wells Fargo Mortgage- Backed Securities Trust, 4.777%, due 05/25/35	$391,353
828,926	C	Wells Fargo Mortgage- Backed Securities Trust, 4.963%, due 01/25/35	644,242
476,420	C	Wells Fargo Mortgage- Backed Securities Trust, 5.512%, due 08/25/36	340,746
Total Collateralized Mortgage Obligations (Cost $59,965,398)			46,029,252
MUNICIPAL BONDS: 2.2%
		California: 0.6%
2,300,000	C	Golden State Tobacco Securitization Corp., 6.750%, due 06/01/39	2,674,808
450,000	C	Orange County Sanitation District, 6.970%, due 02/01/33	383,508
			3,058,316
		Florida: 0.3%
1,500,000	C	Florida State Board of Governors, 5.250%, due 07/01/19	1,556,355
			1,556,355
		Illinois: 0.3%
1,400,000	C	Chicago Transit Authority, 6.899%, due 12/01/40	1,436,764
100,000	C	Chicago Transit Authority, 6.300%, due 12/01/21	100,565
			1,537,329
		Lousiana: 0.0%
100,000	C,S	Tobacco Settlement Financing Corp., 5.875%, due 05/15/39	62,449
			62,449
		New Jersey: 0.3%
1,500,000	C	New Jersey Economic Development Authority, 5.000%, due 09/01/33	1,328,895
			1,328,895
		Ohio: 0.1%
400,000	C	Buckeye Tobacco Settlement Financing Authority, 5.875%, due 06/01/30	245,376
			245,376
		Rhode Island: 0.0%
200,000	C,S	Tobacco Settlement Financing Corp., 6.250%, due 06/01/42	125,066
			125,066

Principal Amount				Value
			Texas: 0.1%
	$700,000	C	State of Texas, 4.750%, due 04/01/37	$649,670
				649,670
			Washington: 0.3%
	2,080,000	Z	State of Washington, 4.460%, due 06/01/16	1,557,067
				1,557,067
			Wisconsin: 0.2%
	155,000	C	Badger TOB Asset Securitization Corp., 6.125%, due 06/01/27	136,417
	800,000	C,S	Badger TOB Asset Securitization Corp., 6.375%, due 06/01/32	631,088
				767,505
Total Municipal Bonds (Cost $11,141,444)				10,888,028
OTHER BONDS: 0.6%
			Foreign Government Bonds: 0.6%
	600,000	#	Export-Import Bank of China, 4.875%, due 07/21/15	604,260
	600,000		Federative Republic of Brazil, 8.000%, due 01/15/18	675,000
BRL	2,000,000		Federative Republic of Brazil, 10.250%, due 01/10/28	776,158
BRL	900,000		Federative Republic of Brazil, 12.500%, due 01/05/22	399,250
	$250,000		Panama Government International Bond, 8.875%, due 09/30/27	273,750
	71,000		Panama Government International Bond, 9.375%, due 04/01/29	78,455
Total Other Bonds (Cost $3,043,575)				2,806,873
Shares				Value
PREFERRED STOCK: 1.3%
			Banks: 1.3%
	5,000	S	Bank of America Corp.	3,250,000
	17,000	P	Citigroup, Inc.	475,830
	3,400		Wachovia Corp.	2,550,000
Total Preferred Stock (Cost $7,012,020)				6,275,830

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

# of Contracts/ Notional Amount			Value in $
POSITIONS IN PURCHASED OPTIONS: 0.9%
		Options on Exchange-Traded Futures Contracts: 0.0%
55		Call Option CBOT US Treasury 10-Year Note Future 02/09 Strike @ $142.000 - Exp 01/23/09	860
27		Put Option CBOT US Treasury 2-Year Note Future 03/09 Strike @ $85.000 - Exp 02/20/09	422
29		Put Option CBOT US Treasury 5-Year Note Future 03/09 Strike @ $85.000 - Exp 02/20/09	226
245		Put Option CBOT US Treasury 10-Year Note Future 03/09 Strike @ $87.000 - Exp 02/20/09	3,829
510		Put Option CME 90-Day Eurodollar Future 03/09 Strike @ $93.000 - Exp 03/16/09	3,188
760		Put Option LIFFE 90-Day Sterling Future 03/09 Strike @ 95.750 (GBP) - Exp 03/18/09	—
180		Put Option LIFFE 90-Day Sterling Future 12/09 Strike @ 90.500 (GBP) - Exp 12/16/09	—
			8,525
		Currency Options: 0.1%
3,000,000	I	Call Option OTC - Credit Suisse, London USD vs JPY Strike @ 104 (JPY) - Exp 03/17/10	22,398
3,000,000	I	Put Option OTC - Credit Suisse, London USD vs JPY Strike @ 104 (JPY) - Exp 03/17/10	497,064
			519,462
		Fixed Income Options: 0.0%
100,000,000	I	Put Option OTC - Credit Suisse International FNMA 5.500% 30-Year January TBA Strike @ $73.000 - Exp 01/06/09	—

# of Contracts/ Notional Amount			Value in $
8,500,000		Put Option OTC - Merrill Lynch Government Securities Inc. FHLMC Gold 5.500% 30-Year January TBA Strike @ $73.000 - Exp 01/06/09	—
31,300,000		Put Option OTC - Merrill Lynch Government Securities Inc. FNMA 5.000% 30-Year January TBA Strike @ $73.000 - Exp 01/06/09	—
81,100,000	I	Put Option OTC - Merrill Lynch Government Securities Inc. FNMA 6.000% 30-Year January TBA Strike @ $81.250 - Exp 01/06/09	—
54,000,000	I	Put Option OTC - Credit Suisse International FNMA 6.000% 30-Year February TBA Strike @ $68.000 - Exp 02/05/09	—
49,000,000		Put Option OTC - Merrill Lynch Government Securities Inc. FHLMC Gold 5.000% 30-Year February TBA Strike @ $62.250 - Exp 02/05/09	—
			—
		Interest Rate Swaptions: 0.8%
39,000,000		Call Swaption OTC - Barclays Bank PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 3.500% - Exp 02/02/09	1,489,715
5,300,000		Call Swaption OTC - Barclays Bank PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 3.450% - Exp 08/03/09	175,817
4,900,000	I	Call Swaption OTC - Merrill Lynch Capital Services, Inc. 3 Month USD-LIBOR - Fund Pays Floating Strike @ 3.450% - Exp 08/03/09	162,548
11,400,000		Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 3.150% - Exp 02/02/09	357,112

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

# of Contracts/ Notional Amount			Value in $
		Interest Rate Swaptions (continued)
5,300,000		Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 3.600% - Exp 07/02/09	194,642
32,600,000		Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 3.450% - Exp 08/03/09	1,081,441
17,900,000	I	Call Swaption OTC - The Royal Bank of Scotland PLC 3 Month USD-LIBOR - Fund Pays Floating Strike @ 3.850% - Exp 08/03/09	728,336
			4,189,611
Total Positions in Purchased Options (Cost $1,558,033)			4,717,598
Total Long-Term Investments (Cost $908,045,177)			884,774,915
Principal Amount			Value
SHORT-TERM INVESTMENTS: 7.0%
		U.S. Government Agency Obligations: 0.5%
$1,400,000	Z	Fannie Mae, 0.060%, due 02/13/09	$1,399,897
1,000,000	Z	Federal Home Loan Bank, 0.100%, due 01/28/09	999,922
Total U.S. Government Agency Obligations (Cost $2,399,819)			2,399,819
		U.S. Treasury Bills: 2.5%
2,690,000		0.010%, due 01/29/09	2,690,000
9,820,000	L	0.018%, due 01/02/09	9,819,998
Total U.S. Treasury Bills (Cost $12,509,998)			12,509,998
		Securities Lending Collateralcc: 4.0%
20,332,470		Bank of New York Mellon Corp. Institutional Cash Reserves	20,288,173
Total Securities Lending Collateral (Cost $20,332,470)			20,288,173
Total Short-Term Investments (Cost $35,242,287)			35,197,990

Total Investments in Securities (Cost $943,287,464)*	183.2%	$919,972,905
Other Assets and Liabilities - Net	(83.2)	(417,804,346)
Net Assets	100.0%	$502,168,559

@@  Foreign Issuer

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

ip  Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

±  Defaulted security

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL  Brazilian Real

DKK  Danish Krone

The Portfolio received $3,070,000 principal value in U.S. Treasury Bills and $2,010,000 in cash as collateral for swaps, when issued or delayed delivery securities and forward foreign currency contracts. Cash collateral received may be invested in accordance with the Portfolio's investment strategy. Collateral received as securities can not be repledged.

*  Cost for federal income tax purposes is $943,287,138.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$19,435,979
Gross Unrealized Depreciation	(42,750,212)
Net Unrealized Depreciation	$(23,314,233)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$527,987	$13,467,611
Level 2 — Other Significant Observable Inputs	917,992,221	(26,387,456)
Level 3 — Significant Unobservable Inputs	1,452,697	(1,197,639)
Total	$919,972,905	$(14,117,484)

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 12/31/07	$1,691,870	$(58,961)
Net Purchases/(Sales)	(13,266)	85,612
Accrued Discounts/(Premiums)	(1,802)	4,255
Total Realized Gain/(Loss)	1,234	—
Total Unrealized Appreciation/(Depreciation)	(225,339)	(802,118)
Net Transfers In/(Out) of Level 3	—	(426,427)
Ending Balance at 12/31/08	$1,452,697	$(1,197,639)

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(1,512,845). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real			USD
BRL 2,815,220	BUY	02/03/09		1,282,853	1,190,556	$(92,297)
Chilean Peso CLP 45,500,000	BUY	05/14/09		69,519	69,729	210
Chinese Yuan CNY 1,559,085	BUY	07/15/09		242,000	224,542	(17,458)
Chinese Yuan CNY 3,412,695	BUY	07/15/09		529,100	491,502	(37,598)
Chinese Yuan CNY 1,217,933	BUY	07/15/09		188,900	175,409	(13,491)
Chinese Yuan CNY 1,208,652	BUY	07/15/09		188,000	174,072	(13,928)
Chinese Yuan CNY 1,813,006	BUY	07/15/09		282,000	261,112	(20,888)
Chinese Yuan CNY 346,464	BUY	07/15/09		54,000	49,898	(4,102)
Chinese Yuan CNY 346,572	BUY	07/15/09		54,000	49,914	(4,086)
Chinese Yuan CNY 1,219,040	BUY	07/15/09		190,000	175,568	(14,432)
Chinese Yuan CNY 3,268,254	BUY	07/15/09		506,000	470,699	(35,301)
Chinese Yuan CNY 1,051,024	BUY	07/15/09		163,000	151,370	(11,630)
Chinese Yuan CNY 3,395,184	BUY	07/15/09		520,000	488,980	(31,020)
Chinese Yuan CNY 2,817,575	BUY	07/15/09		430,000	405,792	(24,208)
Chinese Yuan CNY 1,503,280	BUY	07/15/09		230,000	216,505	(13,495)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan			USD
CNY 836,820	BUY	09/08/09		120,000	120,520	$520
Chinese Yuan CNY 834,480	BUY	09/08/09		120,000	120,183	183
Chinese Yuan CNY 827,280	BUY	09/08/09		120,000	119,146	(854)
Chinese Yuan CNY 828,360	BUY	09/08/09		120,000	119,302	(698)
Chinese Yuan CNY 690,300	BUY	09/08/09		100,000	99,418	(582)
Chinese Yuan CNY 1,310,050	BUY	09/08/09		190,000	188,676	(1,324)
Chinese Yuan CNY 1,735,625	BUY	09/08/09		250,000	249,968	(32)
Chinese Yuan CNY 832,920	BUY	09/08/09		120,000	119,959	(41)
Chinese Yuan CNY 513,171	BUY	09/08/09		73,880	73,908	28
Danish Krone DKK 3,085,000	BUY	02/05/09		585,711	574,513	(11,198)
Danish Krone DKK 1,542,000	BUY	02/05/09		291,141	287,164	(3,977)
EU Euro EUR 73,400	BUY	01/13/09		97,259	101,968	4,709
EU Euro EUR 61,100	BUY	01/13/09		80,953	84,881	3,928
EU Euro EUR 73,400	BUY	01/13/09		97,235	101,968	4,733
EU Euro EUR 73,400	BUY	01/13/09		97,322	101,968	4,646
EU Euro EUR 107,500	BUY	01/13/09		142,524	149,340	6,816
EU Euro EUR 117,239	BUY	01/13/09		168,500	162,870	(5,630)
EU Euro EUR 116,981	BUY	01/13/09		168,500	162,511	(5,989)
EU Euro EUR 77,400	BUY	01/13/09		110,613	107,525	(3,088)
EU Euro EUR 96,700	BUY	01/13/09		138,296	134,337	(3,959)
EU Euro EUR 96,700	BUY	01/13/09		138,330	134,337	(3,993)
British Pound GBP 791,000	BUY	01/13/09		1,183,898	1,136,830	(47,068)
Indonesian Rupiah IDR 307,200,000	BUY	03/31/09		30,000	27,186	(2,814)
Indonesian Rupiah IDR 308,700,000	BUY	03/31/09		30,000	27,319	(2,681)
Indonesian Rupiah IDR 448,400,000	BUY	03/31/09		40,000	39,681	(319)
Indonesian Rupiah IDR 215,800,000	BUY	03/31/09		20,000	19,097	(903)
Indonesian Rupiah IDR 413,600,000	BUY	03/31/09		40,000	36,602	(3,398)
Indonesian Rupiah IDR 794,900,000	BUY	03/31/09		76,669	70,345	(6,324)
Indian Rupee INR 6,000,000	BUY	04/09/09		120,000	122,162	2,162

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Indian Rupee			USD
INR 5,898,000	BUY	04/09/09		120,000	120,085	$85
Indian Rupee INR 9,003,006	BUY	04/09/09		180,000	183,303	3,303
Indian Rupee INR 6,048,000	BUY	04/09/09		120,000	123,139	3,139
Indian Rupee INR 12,060,856	BUY	04/09/09		237,185	245,562	8,377
Mexican Peso MXN 60,730	BUY	05/19/09		4,555	4,229	(326)
Malaysian Ringgit MYR 1,866,464	BUY	02/12/09		584,000	538,670	(45,330)
Malaysian Ringgit MYR 820,000	BUY	02/12/09		235,058	236,656	1,598
Malaysian Ringgit MYR 315,585	BUY	02/12/09		90,000	91,079	1,079
Malaysian Ringgit MYR 282,780	BUY	02/12/09		80,000	81,612	1,612
Malaysian Ringgit MYR 718,350	BUY	02/12/09		200,000	207,319	7,319
Malaysian Ringgit MYR 376,919	BUY	02/12/09		106,474	108,780	2,306
Malaysian Ringgit MYR 315,315	BUY	04/14/09		90,000	90,979	979
Malaysian Ringgit MYR 314,595	BUY	04/14/09		90,000	90,771	771
Malaysian Ringgit MYR 597,720	BUY	04/14/09		170,000	172,462	2,462
Malaysian Ringgit MYR 70,220	BUY	04/14/09		20,000	20,261	261
Malaysian Ringgit MYR 316,530	BUY	04/14/09		90,000	91,330	1,330
Malaysian Ringgit MYR 396,495	BUY	04/14/09		110,000	114,402	4,402
Norwegian Krone NOK 5,192,000	BUY	03/05/09		726,988	738,549	11,561
New Zealand Dollar NZD 152,800	BUY	01/15/09		88,308	89,075	767
Philippine Peso PHP 1,200,000	BUY	02/06/09		26,613	25,126	(1,487)
Philippine Peso PHP 1,300,000	BUY	02/06/09		28,844	27,220	(1,624)
Philippine Peso PHP 1,100,000	BUY	02/06/09		24,444	23,033	(1,411)
Philippine Peso PHP 4,190,000	BUY	02/06/09		93,715	87,733	(5,982)
Philippine Peso PHP 1,700,000	BUY	02/06/09		38,349	35,596	(2,753)
Philippine Peso PHP 1,700,000	BUY	02/06/09		38,375	35,596	(2,779)
Philippine Peso PHP 2,200,000	BUY	02/06/09		49,684	46,065	(3,619)
Philippine Peso PHP 2,800,000	BUY	02/06/09		63,177	58,628	(4,549)
Philippine Peso PHP 2,200,000	BUY	02/06/09		49,184	46,065	(3,119)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Philippine Peso
PHP 1,100,000	BUY	02/06/09	24,543	23,033	$(1,510)
Philippine Peso PHP 1,100,000	BUY	02/06/09	24,455	23,033	(1,422)
Philippine Peso PHP 1,100,000	BUY	02/06/09	24,369	23,033	(1,336)
Philippine Peso PHP 2,200,000	BUY	02/06/09	48,748	46,065	(2,683)
Philippine Peso PHP 1,100,000	BUY	02/06/09	24,358	23,033	(1,325)
Philippine Peso PHP 1,100,000	BUY	02/06/09	24,344	23,033	(1,311)
Philippine Peso PHP 1,100,000	BUY	02/06/09	24,096	23,033	(1,063)
Philippine Peso PHP 2,212,990	BUY	02/06/09	48,297	46,337	(1,960)
Philippine Peso PHP 15,520,000	BUY	02/06/09	321,992	324,969	2,977
Philippine Peso PHP 8,773,200	BUY	05/06/09	180,000	182,531	2,531
Philippine Peso PHP 5,335,000	BUY	05/06/09	110,000	110,997	997
Philippine Peso PHP 8,634,600	BUY	05/06/09	180,000	179,647	(353)
Philippine Peso PHP 691,600	BUY	05/06/09	14,071	14,389	318
Russian Ruble RUB 15,941,178	BUY	05/06/09	660,000	462,493	(197,507)
Russian Ruble RUB 4,965,822	BUY	05/06/09	207,601	144,071	(63,530)
Singapore Dollar SGD 734,900	BUY	01/16/09	500,000	509,799	9,799
Singapore Dollar SGD 438,510	BUY	04/14/09	300,000	303,906	3,906
Singapore Dollar SGD 438,810	BUY	04/14/09	300,000	304,114	4,114
Singapore Dollar SGD 439,350	BUY	04/14/09	300,000	304,488	4,488
Singapore Dollar SGD 340,245	BUY	04/14/09	230,000	235,804	5,804
Singapore Dollar SGD 430,012	BUY	04/14/09	290,000	298,017	8,017
Singapore Dollar SGD 424,502	BUY	04/14/09	290,000	294,198	4,198
Singapore Dollar SGD 407,008	BUY	04/14/09	280,000	282,074	2,074
Singapore Dollar SGD 465,898	BUY	04/14/09	316,981	322,888	5,907
Singapore Dollar SGD 32,855	BUY	04/14/09	21,555	22,770	1,215
Singapore Dollar SGD 419,456	BUY	07/30/09	290,000	290,633	633
Taiwan New Dollar TWD 500,000	BUY	02/09/09	16,351	15,263	(1,088)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Taiwan New Dollar			USD
TWD 500,000	BUY	02/09/09		16,340	15,263	$(1,077)
Taiwan New Dollar TWD 298,991	BUY	02/09/09		9,664	9,127	(537)
Taiwan New Dollar TWD 500,000	BUY	02/09/09		16,176	15,263	(913)
						$(653,136)
Australian Dollar AUD 760,000	SELL	01/29/09		490,124	528,096	(37,972)
Brazilian Real BRL 202,444	SELL	02/03/09		86,000	85,614	386
Brazilian Real BRL 842,929	SELL	02/03/09		357,476	356,475	1,001
Brazilian Real BRL 408,020	SELL	02/03/09		173,000	172,552	448
Brazilian Real BRL 204,624	SELL	02/03/09		87,000	86,535	465
Brazilian Real BRL 327,400	SELL	02/03/09		131,671	138,457	(6,786)
Brazilian Real BRL 181,500	SELL	02/03/09		75,000	76,756	(1,756)
Brazilian Real BRL 179,625	SELL	02/03/09		75,000	75,963	(963)
Brazilian Real BRL 181,725	SELL	02/03/09		75,000	76,851	(1,851)
Brazilian Real BRL 181,575	SELL	02/03/09		75,000	76,788	(1,788)
Brazilian Real BRL 718,393	SELL	02/03/09		292,000	303,808	(11,808)
Brazilian Real BRL 73,845	SELL	02/03/09		30,000	31,229	(1,229)
Brazilian Real BRL 71,746	SELL	02/03/09		29,000	30,341	(1,341)
Brazilian Real BRL 171,010	SELL	02/03/09		70,000	72,320	(2,320)
Brazilian Real BRL 205,700	SELL	02/03/09		81,000	86,990	(5,990)
Brazilian Real BRL 668,955	SELL	02/03/09		277,000	282,901	(5,901)
Brazilian Real BRL 733,108	SELL	02/03/09		303,000	310,031	(7,031)
Brazilian Real BRL 242,302	SELL	02/03/09		99,000	102,470	(3,470)
Chilean Peso CLP 45,500,000	SELL	05/14/09		70,625	69,729	896
Chinese Yuan CNY 13,400,000	SELL	07/15/09		1,949,658	1,929,890	19,768
Danish Krone DKK 17,299,000	SELL	02/05/09		2,974,125	3,221,558	(247,433)
EU Euro EUR 5,096,000	SELL	01/13/09		6,436,452	7,079,420	(642,968)
British Pound GBP 1,637,000	SELL	01/13/09		2,427,475	2,352,707	74,768
British Pound GBP 1,846,000	SELL	01/13/09		2,736,437	2,653,083	83,354
British Pound GBP 1,702,000	SELL	01/13/09		2,521,002	2,446,126	74,876

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Indonesian Rupiah			USD
IDR 833,000,000	SELL	03/31/09		68,279	73,717	$(5,438)
Indonesian Rupiah IDR 823,600,000	SELL	03/31/09		67,233	72,885	(5,652)
Indonesian Rupiah IDR 832,000,000	SELL	03/31/09		67,918	73,628	(5,710)
Indian Rupee INR 14,165,580	SELL	04/09/09		286,000	288,415	(2,415)
Indian Rupee INR 9,766,075	SELL	04/09/09		187,000	198,840	(11,840)
Indian Rupee INR 5,904,270	SELL	04/09/09		112,000	120,212	(8,212)
Indian Rupee INR 4,900,170	SELL	04/09/09		93,000	99,769	(6,769)
Indian Rupee INR 4,273,767	SELL	04/09/09		81,560	87,015	(5,455)
Japanese Yen JPY 123,993,062	SELL	01/08/09		1,309,000	1,368,052	(59,052)
Japanese Yen JPY 21,369,000	SELL	01/08/09		224,901	235,770	(10,869)
Japanese Yen JPY 39,589,000	SELL	01/08/09		415,414	436,797	(21,383)
Japanese Yen JPY 21,243,000	SELL	01/08/09		222,953	234,380	(11,427)
Mexican Peso MXN 60,730	SELL	05/19/09		4,265	4,229	36
Malaysian Ringgit MYR 275,852	SELL	02/12/09		77,000	79,612	(2,612)
Malaysian Ringgit MYR 220,999	SELL	02/12/09		62,000	63,781	(1,781)
Malaysian Ringgit MYR 164,404	SELL	02/12/09		46,000	47,448	(1,448)
Malaysian Ringgit MYR 440,586	SELL	02/12/09		123,000	127,155	(4,155)
Malaysian Ringgit MYR 1,326,481	SELL	02/12/09		369,000	382,828	(13,828)
Malaysian Ringgit MYR 238,920	SELL	02/12/09		66,000	68,953	(2,953)
Malaysian Ringgit MYR 239,580	SELL	02/12/09		66,000	69,144	(3,144)
Malaysian Ringgit MYR 238,821	SELL	02/12/09		66,000	68,925	(2,925)
Malaysian Ringgit MYR 238,491	SELL	02/12/09		66,000	68,830	(2,830)
Malaysian Ringgit MYR 399,465	SELL	02/12/09		110,000	115,287	(5,287)
Malaysian Ringgit MYR 217,740	SELL	02/12/09		60,000	62,841	(2,841)
Malaysian Ringgit MYR 214,465	SELL	02/12/09		59,000	61,896	(2,896)
Malaysian Ringgit MYR 164,293	SELL	02/12/09		44,767	47,416	(2,649)
Malaysian Ringgit MYR 2,010,875	SELL	04/14/09		547,028	580,205	(33,177)
New Zealand Dollar NZD 135,000	SELL	01/15/09		73,426	78,698	(5,272)
New Zealand Dollar NZD 164,000	SELL	01/15/09		94,174	95,604	(1,430)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Philippine Peso			USD
PHP 29,179,800	SELL	02/06/09		585,000	610,989	$(25,989)
Philippine Peso PHP 15,743,190	SELL	02/06/09		315,558	329,643	(14,085)
Philippine Peso PHP 23,434,400	SELL	05/06/09		464,231	487,564	(23,333)
Russian Ruble RUB 20,907,000	SELL	05/06/09		860,778	606,564	254,214
Singapore Dollar SGD 470,932	SELL	01/16/09		319,406	326,684	(7,278)
Singapore Dollar SGD 263,968	SELL	01/16/09		176,840	183,114	(6,274)
Singapore Dollar SGD 1,850,000	SELL	04/14/09		1,245,120	1,282,129	(37,009)
Singapore Dollar SGD 131,386	SELL	04/14/09		87,340	91,056	(3,716)
Singapore Dollar SGD 30,094	SELL	04/14/09		20,000	20,856	(856)
Singapore Dollar SGD 64,982	SELL	04/14/09		43,000	45,035	(2,035)
Singapore Dollar SGD 65,007	SELL	04/14/09		43,000	45,053	(2,053)
Singapore Dollar SGD 65,085	SELL	04/14/09		43,000	45,107	(2,107)
Singapore Dollar SGD 64,947	SELL	04/14/09		43,000	45,011	(2,011)
Singapore Dollar SGD 142,589	SELL	04/14/09		94,000	98,820	(4,820)
Singapore Dollar SGD 142,603	SELL	04/14/09		94,000	98,830	(4,830)
Singapore Dollar SGD 144,149	SELL	04/14/09		95,000	99,902	(4,902)
Singapore Dollar SGD 142,574	SELL	04/14/09		94,000	98,810	(4,810)
Singapore Dollar SGD 71,532	SELL	04/14/09		47,000	49,574	(2,574)
Singapore Dollar SGD 71,518	SELL	04/14/09		47,000	49,565	(2,565)
Singapore Dollar SGD 73,090	SELL	04/14/09		48,000	50,654	(2,654)
Singapore Dollar SGD 143,032	SELL	04/14/09		94,000	99,128	(5,128)
Singapore Dollar SGD 143,084	SELL	04/14/09		94,000	99,163	(5,163)
Singapore Dollar SGD 71,518	SELL	04/14/09		47,000	49,565	(2,565)
Singapore Dollar SGD 419,456	SELL	07/30/09		275,795	290,633	(14,838)
Taiwan New Dollar TWD 1,798,991	SELL	02/09/09		54,864	54,915	(51)
						$(895,491)

ING PIMCO Total Return Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
90-Day Eurodollar	340	03/16/09	$1,704,584
90-Day Eurodollar	330	06/15/09	1,757,367
90-Day Eurodollar	227	09/14/09	1,265,531
90-Day Eurodollar	190	12/14/09	1,185,664
90-Day Eurodollar	141	03/15/10	985,765
90-Day Eurodollar	5	06/14/10	27,724
90-Day Eurodollar	5	09/13/10	28,622
90-Day Sterling	437	03/18/09	3,843,280
90-Day Sterling	217	06/17/09	1,901,442
90-Day Sterling	13	12/16/09	69,902
3-Month Euro Euribor	25	03/16/09	264,157
3-Month Euro Euribor	15	06/15/09	168,842
U.S. Treasury 2-Year Note	63	03/31/09	91,748
U.S. Treasury 5-Year Note	48	03/31/09	25,939
U.S. Treasury 10-Year Note	361	03/20/09	254,704
			$13,575,271

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

ING PIMCO Total Return Portfolio Written Options Open on December 31, 2008:

Options on Exchange-Traded Futures Contracts

Description/Name of Issuer	Exercise Price		Expiration Date	Number of Contracts	Premium Received	Value
Put Option CBOT US Treasury 5-Year Note Future 03/09	USD	118.00	02/20/09	62	$36,440	$(52,797)
Put Option CBOT US Treasury 10-Year Note Future 03/09	USD	124.00	02/20/09	26	31,717	(42,656)
Put Option CME 90-Day Eurodollar Future 03/09	USD	98.00	03/16/09	33	9,155	(1,856)
Put Option CME 90-Day Eurodollar Future 03/09	USD	98.25	03/16/09	23	10,192	(2,013)
Put Option CME 90-Day Eurodollar Future 03/09	USD	98.50	03/16/09	58	8,625	(8,338)
					$96,129	$(107,660)
Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/ Underlying Reference Entity	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premium Received	Value
Put - OTC Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	2.750%	05/22/09	USD	4,500,000	$35,038	$(48,462)
Put - OTC Interest Rate Swap	Deutsche Bank AG, New York	3-Month USD-LIBOR	Pay	2.750%	05/22/09	USD	1,500,000	10,225	(16,154)
Put - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Pay	2.750%	05/22/09	USD	1,000,000	7,100	(10,769)
Call - OTC Interest Rate Swap	Barclays Bank PLC	3-month USD-LIBOR	Receive	4.300%	02/02/09	USD	4,900,000	123,970	(493,023)
Call - OTC Interest Rate Swap	Barclays Bank PLC	3-Month USD LIBOR	Receive	4.600%	02/02/09	USD	1,800,000	57,780	(258,341)
Call - OTC Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.150%	08/03/09	USD	2,300,000	57,730	(200,485)
Call - OTC Interest Rate Swap	Merrill Lynch Capital Services, Inc.	3-Month USD-LIBOR	Receive	4.400%	08/03/09	USD	1,600,000	52,800	(198,040)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Receive	4.250%	02/02/09	USD	3,800,000	114,570	(459,415)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	4.200%	07/02/09	USD	2,300,000	50,830	(207,746)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Receive	4.400%	08/03/09	USD	10,900,000	357,008	(1,349,148)
Call - OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Receive	4.550%	08/03/09	USD	6,000,000	183,707	(797,061)
								$1,050,758	$(4,038,644)

ING PIMCO Total Return Portfolio Credit Default Swap Agreements Outstanding on December 31, 2008:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.10 Index	Buy	(5.000)	06/20/13	USD	2,400,000	$373,175	$157,751	$215,424
Morgan Stanley Capital Services Inc.	CDX.NA.IG.9 Index	Buy	(0.800)	12/20/17	USD	1,073,600	60,025	98,180	(38,155)
BNP Paribas	iTraxx Europe HiVol Series 6 Version 1 Index	Buy	(0.850)	12/20/16	EUR	1,200,000	230,926	(7,013)	237,939
Deutsche Bank AG	iTraxx Europe HiVol Series 6 Version 1 Index	Buy	(0.850)	12/20/16	EUR	4,500,000	865,972	(42,024)	907,996
							$1,530,098	$206,894	$1,323,204

Credit Default Swaps on Corporate and Soverign Issues — Buy Protection(1)

Deutsche Bank AG	Bellsouth Corp. 5.200%, 09/15/14	Buy	(0.395)	09/20/14	USD	3,500,000	$92,210	$—	$92,210
Morgan Stanley Capital Services Inc.	CVS Corp. 5.750%, 08/15/11	Buy	(0.235)	09/20/11	USD	2,800,000	58,851	—	58,851
Citibank N.A., New York	Noble Corp. 5.875%, 06/01/13	Buy	(0.520)	06/20/12	USD	1,000,000	48,012	—	48,012

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Republic of Turkey 11.875%, 01/15/30	Buy	(2.200)	10/20/10	USD	100,000	$3,575	$—	$3,575
							$202,648	$—	$202,648

Credit Default Swaps on Credit Indices — Sell Protection(2)(6)

Morgan Stanley Capital Services Inc.	CDX.EM.3 Index	Sell	2.100	06/20/10	USD	900,000	$(35,745)	$(6,634)	$(29,111)
Citibank N.A., New York	CDX.NA.HY.8 Index (25-35% Tranche)	Sell	2.144	06/20/12	USD	500,000	(82,976)	—	(82,976)
Merrill Lynch International	CDX.NA.HY.8 Index (25-35% Tranche)	Sell	1.833	06/20/12	USD	1,000,000	(175,529)	—	(175,529)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.8 Index (25-35% Tranche)	Sell	2.080	06/20/12	USD	1,000,000	(167,923)	—	(167,923)
Citibank N.A., New York	CDX.NA.HY.8 Index (35-100% Tranche)	Sell	0.401	06/20/12	USD	980,885	(63,503)	—	(63,503)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.11 Index	Sell	5.000	12/20/13	USD	1,700,000	(341,510)	(415,399)	73,889
Morgan Stanley Capital Services Inc.	CDX.NA.IG.5 Index (10-15% Tranche)	Sell	0.460	12/20/15	USD	1,400,000	(384,527)	—	(384,527)
Goldman Sachs International	CDX.NA.IG.7 Index	Sell	0.650	12/20/16	USD	12,590,400	(883,376)	(88,826)	(794,550)
Deutsche Bank AG	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.708	12/20/12	USD	2,916,854	14,028	—	14,028
Goldman Sachs International	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD	680,599	1,612	—	1,612
Deutsche Bank AG	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.530	06/20/13	USD	972,285	(1,597)	—	(1,597)
Deutsche Bank AG	CDX.NA.IG.11 Index	Sell	1.500	12/20/13	USD	2,100,000	(44,101)	(48,542)	4,441
Morgan Stanley Capital Services Inc.	CMBX-NA-AAA 3 Index	Sell	0.080	12/13/49	USD	100,000	(29,805)	(16,587)	(13,218)
							$(2,194,952)	$(575,988)	$(1,618,964)

Credit Default Swaps on Corporate and Soverign Issues — Sell Protection(2)(6)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	American International Group 6.250%, 05/01/36	Sell	5.000	12/20/13	5.40%	USD	1,000,000	$(15,711)	$(90,456)	$74,745
Citibank N.A., New York	CIT Group 5.650%, 02/13/17	Sell	5.000	12/20/13	7.34%	USD	600,000	(50,444)	(150,185)	99,741
The Royal Bank of Scotland PLC	CIT Group 7.750%, 04/02/12	Sell	5.170	03/20/13	7.48%	USD	800,000	(59,178)	—	(59,178)
Credit Suisse International	Federative Republic of Brazil 12.250%, 03/06/30	Sell	3.350	12/20/09	2.29%	USD	1,000,000	10,193	—	10,193
Goldman Sachs International	Ford Motor Credit Co. 7.000%, 10/01/13	Sell	3.850	09/20/12	12.71%	USD	100,000	(23,593)	—	(23,593)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC, London	GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	1.600	12/20/12	10.13%	USD	1,300,000	$(327,324)	$—	$(327,324)
Morgan Stanley Capital Services Inc.	GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	2.480	02/20/13	10.03%	USD	2,300,000	(528,574)	—	(528,574)
Morgan Stanley Capital Services Inc.	GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	2.180	02/20/13	10.03%	USD	500,000	(119,475)	—	(119,475)
BNP Paribas	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.700	12/20/13	3.66%	USD	600,000	25,562	—	25,562
Citibank N.A., New York	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.325	12/20/13	3.66%	USD	300,000	8,169	—	8,169
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.620	03/20/11	4.28%	USD	1,200,000	(89,493)	—	(89,493)
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.640	12/20/12	3.86%	USD	1,200,000	(131,688)	—	(131,688)
Citibank N.A., New York	General Electric Capital Corp. 6.000%, 06/15/12	Sell	1.050	03/20/10	4.45%	USD	600,000	(23,823)	—	(23,823)
Deutsche Bank AG	General Electric Capital Corp. 6.000%, 06/15/12	Sell	1.500	09/20/11	4.12%	USD	200,000	(12,848)	—	(12,848)
BNP Paribas	General Motors Corp. 7.125%, 07/15/13	Sell	4.800	12/20/12	94.97%	USD	100,000	(76,111)	—	(76,111)
Citibank N.A., New York	General Motors Corp. 7.125%, 07/15/13	Sell	4.600	12/20/12	94.97%	USD	100,000	(76,280)	—	(76,280)
Deutsche Bank AG	General Motors Corp. 7.125%, 07/15/13	Sell	4.500	12/20/12	94.97%	USD	100,000	(76,364)	—	(76,364)
Goldman Sachs International	General Motors Corp. 7.125%, 07/15/13	Sell	8.900	03/20/13	92.78%	USD	700,000	(509,526)	—	(509,526)
Goldman Sachs International	General Motors Corp. 7.125%, 07/15/13	Sell	9.050	03/20/13	92.78%	USD	700,000	(508,615)	—	(508,615)
Deutsche Bank AG	GMAC LLC 6.875%, 08/28/12	Sell	3.200	09/20/12	8.86%	USD	200,000	(33,394)	—	(33,394)
Deutsche Bank AG	GMAC LLC 6.875%, 08/28/12	Sell	4.000	09/20/12	8.86%	USD	1,900,000	(272,425)	—	(272,425)
Merrill Lynch International	GMAC LLC 6.875%, 08/28/12	Sell	1.850	09/20/09	7.60%	USD	1,000,000	(40,271)	—	(40,271)
Deutsche Bank AG	Reynolds American Inc. 7.625%, 06/01/16	Sell	1.280	06/20/17	3.80%	USD	600,000	(92,651)	—	(92,651)
Barclays Bank PLC	SLM Corp. 5.125%, 08/27/12	Sell	5.100	06/20/09	12.92%	USD	100,000	(3,515)	—	(3,515)
BNP Paribas	SLM Corp. 5.125%, 08/27/12	Sell	5.150	03/20/09	12.92%	USD	1,400,000	(23,242)	—	(23,242)
Citibank N.A., New York	SLM Corp. 5.125%, 08/27/12	Sell	4.850	03/20/13	8.04%	USD	700,000	(68,812)	—	(68,812)
								$(3,119,433)	$(240,641)	$(2,878,792)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed for credit default swaps sold and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values, as well as the receive fixed rate, serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, and high receive fixed rate, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(6)  For the reason(s) or why a Portfolio may sell credit protection, please see NOTE 2, "Significant Accounting Policies" in the Notes to Financial Statements.

ING PIMCO Total Return Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2008:

	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.710% and pay a floating rate based on 2 Year USD Mid-Market Swap Spread Counterparty: BNP Paribas I	02/05/09	USD	2,000,000	$3,491
Receive a fixed rate equal to 0.763% and pay a floating rate based on 5 Year USD Mid-Market Swap Spread Counterparty: BNP Paribas I	02/05/09	USD	3,900,000	38,020
Receive a floating rate based on 30-Day USD-CMM Rate (Constant Maturity Mortgage Rate) and pay a fixed rate equal to 5.000% Counterparty: Merrill Lynch Capital Services, Inc.	02/20/09	USD	1,400,000	(249,046)
Receive a floating rate based on 30-Day USD-CMM Rate (Constant Maturity Mortgage Rate) and pay a fixed rate equal to 5.500% Counterparty: Merrill Lynch Capital Services, Inc.	05/21/09	USD	1,700,000	(294,244)
Receive a fixed rate equal to 7.250% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: Citibank N.A., London	06/15/09	NZD	5,200,000	26,698
Receive a fixed rate equal to 7.250% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG	06/15/09	NZD	21,000,000	121,316

	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets, L.P.	06/19/09	GBP	7,400,000	$146,526
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC	06/19/09	GBP	2,100,000	41,197
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets, L.P.	12/19/09	GBP	800,000	43,514
Receive a fixed rate equal to 12.670% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services, Inc.	01/04/10	BRL	1,200,000	4,624
Receive a fixed rate equal to 12.410% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS AG, London	01/04/10	BRL	1,200,000	4,791
Receive a fixed rate equal to 7.500% and pay a floating rate based on 3-month Australian Bank Bill Counterparty: UBS AG	03/15/10	AUD	1,000,000	32,041

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 7.000% and pay a floating rate based on 3-month Australian Bank Bill Counterparty: UBS AG	06/15/10	AUD	13,600,000	$312,675
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Morgan Stanley Capital Services, Inc.	06/17/10	USD	5,000,000	140,589
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC	06/17/10	USD	6,700,000	186,739
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC	09/15/10	GBP	900,000	67,396
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Barclays Bank PLC	12/16/10	USD	1,100,000	23,998
Receive a fixed rate equal to 7.500% and pay a floating rate based on 6-month Australian Bank Bill Counterparty: UBS AG	03/15/11	AUD	6,100,000	298,385
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Merrill Lynch Capital Services, Inc.	06/17/11	USD	4,700,000	111,999
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC	06/17/11	USD	26,200,000	286,504

	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.	01/02/12	BRL	2,100,000	$(6,407)
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.	01/02/12	BRL	2,900,000	22,858
Receive a fixed rate equal to 14.765% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.	01/02/12	BRL	400,000	11,727
Receive a fixed rate equal to 10.575% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS AG, London	01/02/12	BRL	2,500,000	(20,754)
Receive a fixed rate equal to 1.948% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London I	03/15/12	EUR	1,000,000	25,918
Receive a fixed rate equal to 1.955% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC I	03/28/12	EUR	300,000	7,109
Receive a fixed rate equal to 1.960% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Goldman Sachs Capital Markets, L.P. I	03/30/12	EUR	300,000	9,006

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.950% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC I	03/30/12	EUR	300,000	$6,931
Receive a fixed rate equal to 1.960% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London I	04/05/12	EUR	200,000	5,033
Receive a fixed rate equal to 1.940% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: BNP Paribas	04/10/12	EUR	500,000	13,223
Receive a fixed rate equal to 1.940% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC	04/10/12	EUR	500,000	10,527
Receive a fixed rate equal to 1.980% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London I	04/30/12	EUR	300,000	7,437
Receive a fixed rate equal to 7.000% and pay a floating rate based on 6-month Australian Bank Bill Counterparty: Deutsche Bank AG, Frankfurt	03/20/13	AUD	800,000	52,735
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets, L.P.	09/17/13	GBP	200,000	20,689
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: HSBC Bank USA, N.A.	09/17/13	GBP	1,200,000	122,912
Receive a fixed rate equal to 4.500% and pay a floating rate based on 6-month EUR-EURIBOR Counterparty: BNP Paribas	03/18/14	EUR	900,000	83,692

	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Deutsche Bank AG, Frankfurt	03/18/14	GBP	1,300,000	$157,266
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Deutsche Bank AG, Frankfurt	03/18/14	GBP	3,900,000	470,328
Receive a fixed rate equal to 5.250% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets, L.P.	03/18/14	GBP	300,000	41,517
Receive a fixed rate equal to 5.250% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC	03/18/14	GBP	600,000	83,370
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000% Counterparty: The Royal Bank of Scotland PLC	06/17/16	USD	100,000	(1,450)
Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	09/12/16	MXN	5,700,000	14,443
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Goldman Sachs Capital Markets, L.P.	12/17/18	USD	400,000	(66,021)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Morgan Stanley Capital Services, Inc.	12/17/18	USD	100,000	(16,495)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Barclays Bank PLC	06/17/19	USD	6,900,000	(226,635)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Credit Suisse International	06/17/24	USD	3,000,000	(41,570)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Barclays Bank PLC	12/17/28	USD	27,000,000	$(9,681,066)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Morgan Stanley Capital Services, Inc.	12/17/28	USD	2,700,000	(901,275)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: The Royal Bank of Scotland PLC	12/17/28	USD	700,000	(236,591)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 3.000% Counterparty: Citibank N.A., New York	06/17/29	USD	1,900,000	125,443
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 3.000% Counterparty: The Royal Bank of Scotland PLC	06/17/29	USD	1,000,000	27,487
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Barclays Bank PLC, London	12/15/35	GBP	1,100,000	(86,386)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Deutsche Bank AG	12/15/35	GBP	2,900,000	(294,826)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Goldman Sachs Capital Markets, L.P.	12/15/35	GBP	4,900,000	(444,352)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.250% Counterparty: Goldman Sachs Capital Markets, L.P.	06/12/36	GBP	600,000	(189,021)

	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.500% Counterparty: Goldman Sachs Capital Markets, L.P.	12/15/36	GBP	500,000	$(208,354)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.500% Counterparty: The Royal Bank of Scotland PLC	12/15/36	GBP	100,000	(42,402)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Goldman Sachs Capital Markets, L.P.	12/19/37	GBP	100,000	(47,431)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Citibank N.A., New York	12/17/38	USD	4,500,000	(2,093,591)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Merrill Lynch Capital Services, Inc.	12/17/38	USD	2,500,000	(1,107,182)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Morgan Stanley Capital Services, Inc.	12/17/38	USD	900,000	(423,696)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: The Royal Bank of Scotland PLC	12/17/38	USD	12,500,000	(4,550,239)
				$(18,018,880)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 10.0%
		Aerospace/Defense: 0.4%
164,500	@	BE Aerospace, Inc.	$1,265,005
			1,265,005
		Auto Parts & Equipment: 0.0%
16,900	@	Commercial Vehicle Group, Inc.	15,717
			15,717
		Biotechnology: 0.6%
22,470	@	Bio-Rad Laboratories, Inc.	1,692,216
			1,692,216
		Building Materials: 0.3%
13,600		Lennox International, Inc.	439,144
11,600		Texas Industries, Inc.	400,200
			839,344
		Commercial Services: 0.4%
211,529		Service Corp. International	1,051,299
			1,051,299
		Electric: 0.6%
53,000	@	NRG Energy, Inc.	1,236,490
13,600		Public Service Enterprise Group, Inc.	396,712
			1,633,202
		Electrical Components & Equipment: 0.2%
30,600	@	General Cable Corp.	541,314
			541,314
		Electronics: 2.1%
28,508	@	Itron, Inc.	1,817,100
46,800	@	Thermo Electron Corp.	1,594,476
58,764	@@	Tyco Electronics Ltd.	952,564
38,500	@	Waters Corp.	1,411,025
			5,775,165
		Entertainment: 0.8%
7,330		Cinemark Holdings, Inc.	54,462
90,700		International Game Technology	1,078,423
65,790	@	Scientific Games Corp.	1,153,957
			2,286,842
		Gas: 0.2%
15,942		Sempra Energy	679,607
			679,607
		Healthcare-Products: 0.3%
15,000	@	Inverness Medical Innovations, Inc.	283,650
17,141	@	Thoratec Corp.	556,911
			840,561
		Healthcare-Services: 0.5%
41,800		Cigna Corp.	704,330
30,000		UnitedHealth Group, Inc.	798,000
			1,502,330
		Media: 0.2%
25,500		McGraw-Hill Cos., Inc.	591,345
			591,345

Shares			Value
		Mining: 0.4%
6,000	@@	Barrick Gold Corp.	$220,620
138,576	@,@@	Polymet Mining Corp.	92,846
91,100		Titanium Metals Corp.	802,591
			1,116,057
		Miscellaneous Manufacturing: 1.2%
31,033		Cooper Industries Ltd.	907,095
35,254	@	ESCO Technologies, Inc.	1,443,651
21,900		ITT Corp.	1,007,181
			3,357,927
		Oil & Gas: 0.7%
31,600		Marathon Oil Corp.	864,576
20,900		Questar Corp.	683,221
49,641	@	SandRidge Energy, Inc.	305,292
			1,853,089
		Retail: 0.3%
40,100		JC Penney Co., Inc.	789,970
			789,970
		Telecommunications: 0.8%
67,240	@	CommScope, Inc.	1,044,910
11,651	@	General Communication, Inc.	94,257
133,100		Windstream Corp.	1,224,520
			2,363,687
Total Common Stock (Cost $35,332,157)			28,194,677
REAL ESTATE INVESTMENT TRUSTS: 0.7%
		Mortgage: 0.7%
128,234		Annaly Capital Management, Inc.	2,035,074
Total Real Estate Investment Trusts (Cost $1,809,121)			2,035,074
PREFERRED STOCK: 2.7%
		Banks: 0.7%
3,295		Bank of America Corp.	2,141,750
			2,141,750
		Diversified Financial Services: 0.2%
10,000		Legg Mason, Inc.	220,000
232	#,P	Preferred Blocker, Inc.	231,819
			451,819
		Electric: 0.2%
10,700		CMS Energy Corp.	567,769
			567,769
		Electrical Components & Equipment: 0.1%
2,200	P	General Cable Corp.	272,525
			272,525
		Healthcare-Products: 0.1%
3,080		Inverness Medical Innovations, Inc.	372,629
			372,629
		Media: 0.0%
2	&,P	ION Media Networks, Inc.	14,017
			14,017

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Mining: 1.2%
1,650		Freeport-McMoRan Copper & Gold, Inc.	$1,025,475
49,820		Freeport-McMoRan Copper & Gold, Inc. - Non Voting	2,363,959
			3,389,434
		Oil & Gas: 0.1%
13,600		Petroquest Energy, Inc.	334,288
			334,288
		Savings & Loans: 0.1%
10,000		Sovereign Capital Trust	189,400
			189,400
Total Preferred Stock (Cost $9,478,706)			7,733,631
WARRANTS: 0.0%
		Building Materials: 0.0%
195	#	Dayton Superior Corp.	2
			2
		Media: 0.0%
48		Sirius XM Radio, Inc.	25
			25
		Telecommunications: 0.0%
218	#	NTELOS, Inc. - CW10	—
			—
Total Warrants (Cost $6,440)			27
Principal Amount			Value
CONVERTIBLE BONDS: 8.8%
		Advertising: 0.2%
$865,000	#,C	Interpublic Group of Cos., Inc., 4.250%, due 03/15/23	565,494
			565,494
		Coal: 0.5%
2,350,000		Massey Energy Co., 3.250%, due 08/01/15	1,286,625
			1,286,625
		Distribution/Wholesale: 0.8%
3,865,000	C	WESCO International, Inc., 1.750%, due 11/15/26	2,149,906
			2,149,906
		Electrical Components & Equipment: 0.6%
2,785,000		General Cable Corp., 1.000%, due 10/15/12	1,751,069
			1,751,069
		Electronics: 0.6%
1,000,000	C	Itron, Inc., 2.500%, due 08/01/26	1,077,500
1,000,000	#	Newport Corp., 2.500%, due 02/15/12	590,000
			1,667,500

Principal Amount			Value
		Energy-Alternate Sources: 0.0%
$465,000	#,C	Diversa Corp., 5.500%, due 04/01/27	$111,600
			111,600
		Entertainment: 1.0%
555,000		Macrovision Corp., 2.625%, due 08/15/11	398,213
2,060,000	+,C	Scientific Games Corp., 0.750% (step rate 0.500%), due 12/01/24	1,784,475
800,000	C	Shuffle Master, Inc., 1.250%, due 04/15/24	720,000
			2,902,688
		Healthcare-Products: 0.0%
35,000	#	Inverness Medical Innovations, Inc., 3.000%, due 05/15/16	22,225
			22,225
		Healthcare-Services: 0.5%
2,035,000	C	LifePoint Hospitals, Inc., 3.250%, due 08/15/25	1,472,831
			1,472,831
		Machinery-Diversified: 0.9%
4,585,000	+,C	Roper Industries, Inc., 1.481% (step rate 0.000%), due 01/15/34	2,481,631
			2,481,631
		Oil & Gas: 0.8%
1,890,000	C	Chesapeake Energy Corp., 2.500%, due 05/15/37	1,112,738
2,425,000	+,#,C	Hercules Offshore, LLC, 3.375% (step rate 0.000%), due 06/01/38	1,121,563
			2,234,301
		Pharmaceuticals: 1.4%
1,525,000		BioMarin Pharmaceuticals, Inc., 1.875%, due 04/23/17	1,427,781
390,000	C	EPIX Pharmaceuticals, Inc., 3.000%, due 06/15/24	120,900
690,000		MannKind Corp., 3.750%, due 12/15/13	371,738
3,510,000	C	Omnicare, Inc., 3.250%, due 12/15/35	1,987,538
			3,907,957
		Real Estate: 0.5%
1,700,000	#,C	Alexandria Real Estate Equities, Inc., 3.700%, due 01/15/27	1,158,125
2,065,000	#,C	General Growth Properties, Inc., 3.980%, due 04/15/27	167,781
			1,325,906

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Telecommunications: 0.5%
$630,000	#	Anixter International, Inc., 1.000%, due 02/15/13	$396,113
1,070,000	@@,C	Nortel Networks Corp., 2.125%, due 04/15/14	155,150
1,445,000	C	TW Telecom, Inc., 2.375%, due 04/01/26	924,800
			1,476,063
		Transportation: 0.4%
2,190,000		Horizon Lines, Inc., 4.250%, due 08/15/12	1,133,325
			1,133,325
		Trucking & Leasing: 0.1%
585,000	C	Greenbrier Cos., Inc., 2.375%, due 05/15/26	234,731
			234,731
Total Convertible Bonds (Cost $32,406,107)			24,723,852
CORPORATE BONDS/NOTES: 61.0%
		Advertising: 0.4%
1,830,000	C	Interpublic Group of Cos., Inc., 7.250%, due 08/15/11	960,750
115,000	C	Visant Holding Corp., 10.250%, due 12/01/13	85,675
			1,046,425
		Aerospace/Defense: 4.2%
2,310,000	C	BE Aerospace, Inc., 8.500%, due 07/01/18	2,084,775
5,815,000	C	DRS Technologies, Inc., 6.875%, due 11/01/13	5,791,810
2,000,000	C	Esterline Technologies Corp., 6.625%, due 03/01/17	1,710,000
2,500,000	C	Esterline Technologies Corp., 7.750%, due 06/15/13	2,187,500
			11,774,085
		Agriculture: 0.9%
1,765,000	C	Alliance One International, Inc., 8.500%, due 05/15/12	1,306,100
1,415,000	C	Alliance One International, Inc., 11.000%, due 05/15/12	1,181,525
			2,487,625
		Airlines: 0.2%
390,000	C	AMR Corp., 8.608%, due 04/01/11	253,500
120,959	C	Continental Airlines, Inc., 7.461%, due 04/01/13	84,672
284,194	C	Continental Airlines, Inc., 7.461%, due 04/01/15	196,094
			534,266
		Auto Manufacturers: 0.0%
555,000	C	General Motors Corp., 8.375%, due 07/15/33	99,900
			99,900

Principal Amount			Value
		Auto Parts & Equipment: 1.8%
$760,000	C	Accuride Corp., 8.500%, due 02/01/15	$252,700
2,065,000	&,#,C	Allison Transmission, Inc., 11.250%, due 11/01/15	826,000
380,000	C	Cooper Standard Automotive, Inc., 7.000%, due 12/15/12	115,900
345,000	C	Cooper Standard Automotive, Inc., 8.375%, due 12/15/14	62,100
571,000		Goodyear Tire & Rubber Co., 4.943%, due 04/30/14	312,623
2,600,000	C	Lear Corp., 8.750%, due 12/01/16	767,000
1,971,000	C	Tenneco, Inc., 8.625%, due 11/15/14	758,835
1,000,000	C	Titan International, Inc., 8.000%, due 01/15/12	745,000
2,470,000	#,C	TRW Automotive, Inc., 7.250%, due 03/15/17	1,272,050
220,000	C	United Components, Inc., 9.375%, due 06/15/13	93,500
			5,205,708
		Banks: 0.4%
140,000	C	BAC Capital Trust VI, 5.625%, due 03/08/35	117,962
306,000	C	Bank of America Corp., 8.000%, due 12/01/49	220,418
1,040,000	C	Citigroup, Inc., 8.400%, due 04/29/49	688,002
			1,026,382
		Beverages: 0.1%
175,000	C	Constellation Brands, Inc., 8.375%, due 12/15/14	167,125
			167,125
		Biotechnology: 0.3%
1,200,000	C	Bio-Rad Laboratories, Inc., 6.125%, due 12/15/14	969,000
			969,000
		Building Materials: 0.7%
310,000		Hudson Product Corp., 8.000%, due 08/27/15	244,900
400,000	C	Nortek, Inc., 10.000%, due 12/01/13	274,000
1,790,000	C	Texas Industries, Inc., 7.250%, due 07/15/13	1,391,725
			1,910,625
		Chemicals: 1.4%
4,000,000	±	Arco Chemical Co., 9.800%, due 02/01/20	460,000
1,250,000	C	Chemtura Corp., 6.875%, due 06/01/16	643,750
4,500,000	C	Georgia Gulf Corp., 9.500%, due 10/15/14	1,372,500
1,500,000	C	Georgia Gulf Corp., 10.750%, due 10/15/16	367,500
320,000	@@,#,C	Ineos Group Holdings PLC, 8.500%, due 02/15/16	30,400

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Chemicals (continued)
$2,050,000	±	Millennium America, Inc., 7.625%, due 11/15/26	$71,750
1,956,000	@@,C	Nova Chemicals Corp., 6.500%, due 01/15/12	821,520
1,200,000	@@,C	Nova Chemicals Corp., 7.875%, due 09/15/25	312,000
			4,079,420
		Coal: 0.7%
420,000	@@,#,C	Griffin Coal Mining Co. Pty Ltd., 9.500%, due 12/01/16	142,800
2,620,000	C	Massey Energy Co., 6.875%, due 12/15/13	1,951,900
			2,094,700
		Commercial Services: 1.4%
234,891		ACE Cash Express, Inc., 6.035%, due 10/05/13	120,382
630,000	#,C	Ceridian Corp., 11.500%, due 11/15/15	336,263
500,000	&,#,C	Ceridian Corp., 12.250%, due 11/15/15	246,875
342,018		NCO Group, Inc., 6.193%, due 05/15/13	271,904
1,350,000	C	NCO Group, Inc., 7.024%, due 11/15/13	681,750
350,000	C	NCO Group, Inc., 11.875%, due 11/15/14	176,750
210,000	C	Sheridan Group, Inc., 10.250%, due 08/15/11	148,313
2,130,000	#,C	Ticketmaster, 10.750%, due 08/01/16	1,160,850
1,000,000	C	United Rentals North America, Inc., 6.500%, due 02/15/12	795,000
			3,938,087
		Computers: 0.4%
345,000	C	Activant Solutions, Inc., 9.500%, due 05/01/16	162,150
472,000	C	Sungard Data Systems, Inc., 9.125%, due 08/15/13	410,640
626,000	C	SunGard Data Systems, Inc., 10.250%, due 08/15/15	416,290
			989,080
		Distribution/Wholesale: 1.1%
1,000,000	#,C	ACE Hardware Corp., 9.125%, due 06/01/16	665,000
750,000	C	Intcomex, Inc., 11.750%, due 01/15/11	339,375
3,130,000	C	Wesco Distribution, Inc., 7.500%, due 10/15/17	2,061,888
			3,066,263
		Diversified Financial Services: 3.3%
820	C	AES Red Oak, LLC, 8.540%, due 11/30/19	726
760,000	C	Altra Industrial Motion, Inc., 9.000%, due 12/01/11	722,000
460,000	#,C	Buffalo Thunder Development Authority, 9.375%, due 12/15/14	94,300

Principal Amount			Value
$800,000	@@,#,C	CEVA Group PLC, 10.000%, due 09/01/14	$597,000
360,000	#,C	FireKeepers Development Authority, 13.875%, due 05/01/15	225,000
635,000		Ford Motor Credit Co., LLC, 7.250%, due 10/25/11	464,141
320,000		Ford Motor Credit Co., LLC, 7.569%, due 01/13/12	208,400
555,000		Ford Motor Credit Co., LLC, 7.800%, due 06/01/12	389,637
620,000		Ford Motor Credit Co., LLC, 9.203%, due 04/15/09	599,075
315,000		Ford Motor Credit Co., LLC, 9.875%, due 08/10/11	232,502
147,000		General Motors Acceptance Corp., 6.750%, due 12/01/14	168,745
927,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	949,710
230,000	&,C	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, due 04/01/15	79,350
645,000	C,W	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 9.750%, due 04/01/17	177,375
420,000	C	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, due 11/15/14	121,800
2,335,000	C	Hughes Network Systems LLC/HNS Finance Corp., 9.500%, due 04/15/14	1,908,863
410,000	C	JPMorgan Chase Capital XVIII, 6.950%, due 08/17/36	346,413
350,000	C	KAR Holdings, Inc., 8.750%, due 05/01/14	155,750
645,000	#,C	Nuveen Investments, Inc., 10.500%, due 11/15/15	145,931
625,341	#,C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	443,992
235,000		SLM Corp., 3.675%, due 07/27/09	221,540
300,000	@@,#	Successor II Ltd., 18.943%, due 04/06/10	293,235
250,000	@@,#	Successor II Ltd., 27.193%, due 04/06/10	239,775
615,000	C	Universal City Florida Holding Co. I/II, 7.943%, due 05/01/10	267,525
525,000	#,C	USB Realty Corp., 6.091%, due 12/22/49	219,328
			9,272,113
		Electric: 3.0%
71,000	C	Allegheny Energy Supply, 7.800%, due 03/15/11	70,290
1,105,000	#,C	Energy Future Holdings, 10.875%, due 11/01/17	790,075
750,000	@@,#,C	Intergen NV, 9.000%, due 06/30/17	618,750
286,203		NRG Energy, Inc., 4.200%, due 02/01/13	249,641

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$582,556		NRG Energy, Inc., 4.450%, due 02/01/13	$508,134
1,750,000	C	NRG Energy, Inc., 7.250%, due 02/01/14	1,640,625
2,395,000	C	NRG Energy, Inc., 7.375%, due 01/15/17	2,209,388
665,000		PNM Resources, Inc., 9.250%, due 05/15/15	532,000
2,550,000	#,C	Texas Competitive Electric Holdings Co., LLC, 10.500%, due 11/01/15	1,823,250
			8,442,153
		Electrical Components & Equipment: 1.6%
2,000,000	C	Anixter International, Inc., 5.950%, due 03/01/15	1,600,000
1,325,000	C	Belden, Inc., 7.000%, due 03/15/17	1,000,375
3,050,000	C	General Cable Corp., 7.125%, due 04/01/17	2,028,250
			4,628,625
		Electronics: 0.3%
1,000,000	C	Itron, Inc., 7.750%, due 05/15/12	866,250
			866,250
		Energy-Alternate Sources: 0.0%
225,000	±,C	VeraSun Energy Corp., 9.375%, due 06/01/17	28,125
			28,125
		Engineering & Construction: 0.6%
290,000	C	Dycom Industries, Inc., 8.125%, due 10/15/15	205,900
1,980,000	#,C	Esco Corp., 8.625%, due 12/15/13	1,395,900
500,000		Landsource Communities Development, 9.820%, due 02/22/14	17,292
			1,619,092
		Entertainment: 1.6%
450,000	C	AMC Entertainment, Inc., 11.000%, due 02/01/16	316,688
215,000	C	Marquee Holdings, Inc., 12.000%, due 08/15/14	110,725
2,310,000	#,C	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	918,225
526,460		New World Gaming Partners, 8.750%, due 07/16/14	234,274
387,000	C	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	296,055
2,500,000	C	Scientific Games Corp., 6.250%, due 12/15/12	2,025,000
255,000	#,C	Scientific Games Corp., 7.875%, due 06/15/16	206,550
775,000	#,C	Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15	391,375
			4,498,892

Principal Amount			Value
		Environmental Control: 0.3%
$825,000	C	Waste Services, Inc., 9.500%, due 04/15/14	$589,875
425,000	C	WCA Waste Corp., 9.250%, due 06/15/14	316,625
			906,500
		Forest Products & Paper: 0.5%
2,000,000	C	Exopack Holding Corp., 11.250%, due 02/01/14	1,180,000
400,000	#,C	Georgia-Pacific Corp., 7.125%, due 01/15/17	338,000
			1,518,000
		Hand/Machine Tools: 1.0%
3,575,000	C	Baldor Electric Co., 8.625%, due 02/15/17	2,681,250
			2,681,250
		Healthcare-Products: 1.2%
1,860,000	&,C	Biomet, Inc., 10.375%, due 10/15/17	1,478,700
400,000	C	Biomet, Inc., 11.625%, due 10/15/17	344,000
812,184		PTS Acquisition, 5.122%, due 04/10/14	493,402
1,750,000	C	Universal Hospital Services, Inc., 5.943%, due 06/01/15	1,076,250
			3,392,352
		Healthcare-Services: 2.6%
2,365,000	C	Community Health Systems, Inc., 8.875%, due 07/15/15	2,187,625
660,000	C	HCA, Inc., 9.250%, due 11/15/16	607,200
1,725,000	&,C	HCA, Inc., 9.625%, due 11/15/16	1,349,813
915,000	C	LifePoint Hospitals, Inc., 3.500%, due 05/15/14	623,344
2,035,000	C	Psychiatric Solutions, Inc., 7.750%, due 07/15/15	1,505,900
415,000	C	Select Medical Corp., 7.625%, due 02/01/15	222,025
205,000	C	Select Medical Corp., 8.834%, due 09/15/15	107,625
800,000	&,#,C	Surgical Care Affiliates, Inc., 8.875%, due 07/15/15	492,000
145,000	C	United Surgical Partners International, Inc., 8.875%, due 05/01/17	100,050
200,000	&,C	United Surgical Partners International, Inc., 9.250%, due 05/01/17	124,000
			7,319,582
		Holding Companies-Diversified: 0.3%
1,200,000	C	Leucadia National Corp., 7.125%, due 03/15/17	897,000
			897,000
		Home Builders: 0.1%
570,000	C	Meritage Homes Corp., 6.250%, due 03/15/15	304,950
			304,950

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Household Products/Wares: 1.2%
$365,000	#,C	American Achievement Corp., 8.250%, due 04/01/12	$282,875
805,000	C	Central Garden & Pet Co., 9.125%, due 02/01/13	478,975
1,690,000	C	Jarden Corp., 7.500%, due 05/01/17	1,161,875
765,000	C,W	Yankee Acquisition Corp., 8.500%, due 02/15/15	360,506
2,800,000	C	Yankee Acquisition Corp., 9.750%, due 02/15/17	1,190,000
			3,474,231
		Insurance: 1.1%
545,000	#,C	Alliant Holdings I, Inc., 11.000%, due 05/01/15	297,025
148,500		Alliant Insurance Services, 5.843%, due 08/21/14	89,100
296,498		Amwins Group, Inc., 5.213%, due 06/11/13	174,934
900,000	#,C	HUB International Holdings, Inc., 10.250%, due 06/15/15	401,625
403,391		HUB International Ltd., 3.967%, due 06/13/14	233,967
90,668		HUB International Ltd., 5.300%, due 06/13/14	52,588
1,000,000	#,C	Liberty Mutual Group, Inc., 7.000%, due 03/15/37	477,466
1,950,000	#,C	Liberty Mutual Group, Inc., 10.750%, due 06/15/58	1,073,885
390,000	#,C	MBIA Insurance Corp., 14.000%, due 01/15/33	199,049
			2,999,639
		Internet: 0.6%
2,330,000	#,C	Expedia, Inc., 8.500%, due 07/01/16	1,747,500
			1,747,500
		Iron/Steel: 0.4%
3,175,000	@@,#,C	Algoma Acquisition Corp., 9.875%, due 06/15/15	1,222,375
			1,222,375
		Leisure Time: 0.2%
775,000	#,C	Pegasus Solutions, Inc., 10.500%, due 04/15/15	530,875
			530,875
		Machinery-Diversified: 0.6%
27,000	C	Columbus McKinnon Corp., 8.875%, due 11/01/13	22,815
1,800,000	C	Gardner Denver, Inc., 8.000%, due 05/01/13	1,593,000
			1,615,815
		Media: 0.9%
745,000	C	Charter Communications Holdings II, LLC, 10.250%, due 09/15/10	346,425
680,000	#,C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	523,600

Principal Amount			Value
$840,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	$201,600
250,000	C	Echostar DBS Corp., 6.625%, due 10/01/14	209,375
710,000	C	Echostar DBS Corp., 7.125%, due 02/01/16	596,400
310,003	C	Nexstar Finance Holdings, LLC, 11.375%, due 04/01/13	135,239
370,000	@@,C	Quebecor Media, Inc., 7.750%, due 03/15/16	251,600
1,375,000	&,#,C	Univision Communications, Inc., 9.750%, due 03/15/15	178,750
			2,442,989
		Metal Fabricate/Hardware: 1.0%
3,575,000	C	Mueller Water Products, 7.375%, due 06/01/17	2,448,875
100,703		Niagara Corp., 7.801%, due 07/03/14	46,323
612,646	&,#,C	Rexnord Holdings, Inc., 9.810%, due 03/01/13	336,956
			2,832,154
		Mining: 1.6%
1,545,000	C	Freeport-McMoRan Copper & Gold, Inc., 7.084%, due 04/01/15	1,021,631
2,755,000	C	Noranda Aluminium Acquisition Corp., 6.595%, due 05/15/15	950,475
375,000	&,C	Noranda Aluminium Holding Corp., 8.345%, due 11/15/14	61,875
4,000,000	@@,C	Novelis, Inc., 7.250%, due 02/15/15	2,340,000
			4,373,981
		Miscellaneous Manufacturing: 0.6%
505,000	C	AGY Holding Corp., 11.000%, due 11/15/14	305,525
1,695,000	C	American Railcar Industries, Inc., 7.500%, due 03/01/14	1,127,175
883,000	C	Park-Ohio Industries, Inc., 8.375%, due 11/15/14	366,445
			1,799,145
		Oil & Gas: 6.1%
335,000	#,C	Atlas Energy Resources LLC, 10.750%, due 02/01/18	206,025
380,000	C	Berry Petroleum Co., 8.250%, due 11/01/16	207,100
415,000	C	Chaparral Energy, Inc., 8.875%, due 02/01/17	85,075
1,331,000	C	Frontier Oil Corp., 6.625%, due 10/01/11	1,211,210
2,215,000	#,C	Hilcorp Energy I LP, 7.750%, due 11/01/15	1,572,650
750,000	#,C	Hilcorp Energy I LP, 9.000%, due 06/01/16	540,000
760,000	C	Mariner Energy, Inc., 7.500%, due 04/15/13	490,200
360,000	C	McMoRan Exploration Co., 11.875%, due 11/15/14	257,400
850,000	C	Parallel Petroleum Corp., 10.250%, due 08/01/14	544,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Oil & Gas (continued)
$2,490,000	#,C	PetroHawk Energy Corp., 7.875%, due 06/01/15	$1,855,050
1,225,000	C	PetroHawk Energy Corp., 9.125%, due 07/15/13	998,375
1,930,000	C	Plains Exploration & Production Co., 7.625%, due 06/01/18	1,331,700
3,745,000	C	Quicksilver Resources, Inc., 7.125%, due 04/01/16	2,022,300
350,000	C	Quicksilver Resources, Inc., 8.250%, due 08/01/15	224,000
200,000	C	SandRidge Energy, Inc., 5.060%, due 04/01/14	106,495
1,865,000	#,C	SandRidge Energy, Inc., 8.000%, due 06/01/18	1,044,400
1,600,000	&,C	SandRidge Energy, Inc., 8.625%, due 04/01/15	848,000
2,170,000	C	Tesoro Corp., 6.500%, due 06/01/17	1,201,638
4,260,000	C	Tesoro Corp., 6.625%, due 11/01/15	2,492,100
			17,237,718
		Oil & Gas Services: 0.1%
200,000	C	Complete Production Services, Inc., 8.000%, due 12/15/16	127,000
500,000	@@,#,C	Sevan Marine ASA, 5.525%, due 05/14/13	275,000
			402,000
		Packaging & Containers: 3.0%
2,075,000	C	AEP Industries, Inc., 7.875%, due 03/15/13	1,182,750
2,510,000	C	Crown Cork & Seal Co., Inc., 7.375%, due 12/15/26	1,869,950
1,370,000	C	Graham Packaging Co., Inc., 8.500%, due 10/15/12	982,975
3,110,000	C	Graham Packaging Co., Inc., 9.875%, due 10/15/14	1,928,200
3,770,000	C	Graphic Packaging International Corp., 9.500%, due 08/15/13	2,620,150
			8,584,025
		Pharmaceuticals: 0.9%
14,000	@@,C	Elan Finance PLC, 7.750%, due 11/15/11	8,330
907,531		Rexnord Loan 03/02/13, 6.176%, due 12/06/13	796,358
2,000,000	C	Warner Chilcott Corp., 8.750%, due 02/01/15	1,790,000
			2,594,688
		Pipelines: 0.8%
1,500,000	C	Holly Energy Partners LP, 6.250%, due 03/01/15	1,012,500
1,500,000	C	MarkWest Energy Partners L.P./ MarkWest Energy Finance Corp., 8.750%, due 04/15/18	937,500
450,000	C	TEPPCO Partners L.P., 7.000%, due 06/01/67	241,524
			2,191,524

Principal Amount			Value
		Real Estate: 1.2%
$1,200,000	C	BF Saul Reit, 7.500%, due 03/01/14	$1,056,000
2,425,000	C	Forest City Enterprises, Inc., 6.500%, due 02/01/17	860,875
1,915,000	C	Forest City Enterprises, Inc., 7.625%, due 06/01/15	679,825
54,000	C	iStar Financial, Inc., 6.500%, due 12/15/13	16,212
1,750,000	#,C	Rouse Co. LP/TRC Co. - Issuer, Inc., 6.750%, due 05/01/13	638,750
			3,251,662
		Retail: 2.0%
800,000	C	Brown Shoe Co., Inc., 8.750%, due 05/01/12	596,000
390,000	&,C,W	General Nutrition Centers, Inc., 7.584%, due 03/15/14	220,350
3,570,000	C	Sally Holdings, LLC, 10.500%, due 11/15/16	2,445,450
1,845,000	C	Sonic Automotive, Inc., 5.250%, due 05/07/09	1,577,475
1,850,000	C	Sonic Automotive, Inc., 8.625%, due 08/15/13	698,375
			5,537,650
		Savings & Loans: 0.0%
34,000	C	Western Financial Bank, 9.625%, due 05/15/12	33,521
			33,521
		Semiconductors: 0.2%
1,980,000	C	Freescale Semiconductor, Inc., 5.871%, due 12/15/14	683,100
14,000	@@,C	MagnaChip Semiconductor SA, 8.000%, due 12/15/14	140
			683,240
		Software: 1.4%
5,230,000	C	First Data Corporation, 9.875%, due 09/24/15	3,190,289
1,225,000	C	Vangent, Inc., 9.625%, due 02/15/15	718,156
			3,908,445
		Telecommunications: 5.5%
159,134		Aeroflex, Inc., 5.239%, due 08/15/14	100,255
900,000	#,C	Aeroflex, Inc., 11.750%, due 02/15/15	590,625
461,965	@@	BCE, Inc., 7.840%, due 10/31/14	319,251
700,000	C	Broadview Networks Holdings, Inc., 11.375%, due 09/01/12	486,500
325,000	C	Cincinnati Bell, Inc., 8.375%, due 01/15/14	251,875
1,000,000		Corning, Inc., 8.875%, due 08/15/21	983,524
2,050,000	C	Cricket Communications, Inc., 9.375%, due 11/01/14	1,855,250
465,000	C	Frontier Communications Co., 9.000%, due 08/15/31	295,275
995,000	C	GCI, Inc., 7.250%, due 02/15/14	781,075

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Telecommunications (continued)
$500,000	#,C	Intelsat Corp., 9.250%, due 06/15/16	$457,500
590,000	@@,C	Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	539,850
1,500,000	@@,#,C	Intelsat Jackson Holdings Ltd., 11.500%, due 06/15/16	1,402,500
1,000,000	@@,#,C	Intelsat Subsidiary Holding Co., Ltd., 8.500%, due 01/15/13	930,000
520,000	&,C	iPCS, Inc., 6.443%, due 05/01/14	319,800
200,000	C	MasTec, Inc., 7.625%, due 02/01/17	151,250
1,575,000	C	PAETEC Holding Corp., 9.500%, due 07/15/15	945,000
540,000	C	Qwest Communications International, Inc., 7.500%, due 02/15/14	388,800
960,000	C	Qwest Corp., 8.875%, due 03/15/12	892,800
910,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	542,549
300,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	202,881
670,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	473,027
39,677	@@	Telesat Canada, Inc., 5.801%, due 10/31/14	27,420
220,000	#,C	Telesat Canada/Telesat, LLC, 11.000%, due 11/01/15	158,400
550,000	#,C	Telesat Canada/Telesat, LLC, 12.500%, due 11/01/17	332,750
200,000	C	West Corp., 9.500%, due 10/15/14	111,000
220,000	C	West Corp., 11.000%, due 10/15/16	103,400
1,980,000	C	Windstream Corp., 8.625%, due 08/01/16	1,762,200
			15,404,757
		Textiles: 0.2%
1,000,000	#,C	Invista, 9.250%, due 05/01/12	705,000
			705,000
		Transportation: 0.4%
405,000	C	Bristow Group, Inc., 7.500%, due 09/15/17	273,375
880,000	@@,C	Kansas City Southern de Mexico SA de CV, 7.375%, due 06/01/14	724,416
			997,791
		Trucking & Leasing: 0.6%
2,335,000	C	Greenbrier Cos., Inc., 8.375%, due 05/15/15	1,672,444
			1,672,444
Total Corporate Bonds/Notes (Cost $230,524,491)			172,006,744
ASSET-BACKED SECURITIES: 0.1%
		Home Equity Asset-Backed Securities: 0.1%
205,631	C	Ameriquest Mortgage Securities, Inc., 1.821%, due 02/25/33	119,943

Principal Amount			Value
$158,766	C	Morgan Stanley Capital, Inc., 1.671%, due 06/25/33	$100,616
			220,559
		Other Asset-Backed Securities: 0.0%
120,000	C	Bear Stearns Asset-Backed Securities, Inc., 0.921%, due 01/25/47	35,905
			35,905
Total Asset-Backed Securities (Cost $356,999)			256,464
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.2%
1,000,000	#,C	Timberstar Trust, 7.530%, due 10/15/36	639,400
Total Collateralized Mortgage Obligations (Cost $1,008,792)			639,400
MUNICIPAL BONDS: 0.3%
		North Carolina: 0.3%
1,500,000	C	City of Charlotte, 5.600%, due 07/01/27	791,190
Total Municipal Bonds (Cost $743,129)			791,190
Total Long-Term Investments (Cost $311,665,942)			236,381,059
Shares			Value
SHORT-TERM INVESTMENTS: 14.9%
		Affiliated Mutual Fund: 14.9%
41,944,919		ING Institutional Prime Money Market Fund - Class I	41,944,919
Total Short-Term Investments (Cost $41,944,919)			41,944,919

Total Investments in Securities (Cost $353,610,861)*	98.7%	$278,325,978
Other Assets and Liabilities - Net	1.3	3,784,547
Net Assets	100.0%	$282,110,525

@  Non-income producing security

@@  Foreign Issuer

&  Payment-in-kind

+  Step basis bonds. Interest rates shown reflect current and next coupon rates.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

W  Settlement is on a when-issued or delayed-delivery basis.

±  Defaulted security

*  Cost for federal income tax purposes is $353,678,290.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,273,990
Gross Unrealized Depreciation	(78,626,302)
Net Unrealized Depreciation	$(75,352,312)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$72,174,695	$—
Level 2 — Other Significant Observable Inputs	203,420,808	—
Level 3 — Significant Unobservable Inputs	2,730,475	—
Total	$278,325,978	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 12/31/07	$1,945,402	$—
Net Purchases/(Sales)	1,980,910	—
Accrued Discounts/(Premiums)	513	—
Total Realized Gain/(Loss)	1,252,373	—
Total Unrealized Appreciation/(Depreciation)	(503,321)	—
Net Transfers In/(Out) of Level 3	(1,945,402)	—
Ending Balance at 12/31/08	$2,730,475	$—

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(1,224,943). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 99.7%
		Advertising: 0.6%
119,100	@	Clear Channel Outdoor Holdings, Inc.	$732,464
52,200	@,L	Lamar Advertising Co.	655,632
53,600		Omnicom Group	1,442,912
			2,831,008
		Aerospace/Defense: 2.3%
26,400	@,L	Alliant Techsystems, Inc.	2,264,064
83,700	@@,L	Empresa Brasileira de Aeronautica SA ADR	1,356,777
106,100		Goodrich Corp.	3,927,822
106,900		Rockwell Collins, Inc.	4,178,721
			11,727,384
		Agriculture: 0.6%
57,600		Lorillard, Inc.	3,245,760
			3,245,760
		Airlines: 0.5%
75,300		Skywest, Inc.	1,400,580
125,000		Southwest Airlines Co.	1,077,500
			2,478,080
		Apparel: 0.5%
120,400	@	Coach, Inc.	2,500,708
			2,500,708
		Auto Manufacturers: 0.2%
43,100		Paccar, Inc.	1,232,660
			1,232,660
		Auto Parts & Equipment: 0.3%
80,000		WABCO Holdings, Inc.	1,263,200
			1,263,200
		Banks: 1.1%
91,900		Northern Trust Corp.	4,791,666
27,500	@	SVB Financial Group	721,325
			5,512,991
		Beverages: 0.7%
64,500		Brown-Forman Corp.	3,321,105
			3,321,105
		Biotechnology: 2.9%
33,200	@	Alexion Pharmaceuticals, Inc.	1,201,508
47,500	@,L	Amylin Pharmaceuticals, Inc.	515,375
28,200	@	Biogen Idec, Inc.	1,343,166
54,700	@	Charles River Laboratories International, Inc.	1,433,140
128,000	@,L	Illumina, Inc.	3,334,400
40,300	@	Life Technologies Corp.	939,393
45,100	@,L	Martek Biosciences Corp.	1,366,981
27,000	@	Millipore Corp.	1,391,040
23,600	@	Myriad Genetics, Inc.	1,563,736
56,400	@	Vertex Pharmaceuticals, Inc.	1,713,432
			14,802,171
		Chemicals: 2.8%
31,400		Air Products & Chemicals, Inc.	1,578,478
48,800		Albemarle Corp.	1,088,240
23,200		CF Industries Holdings, Inc.	1,140,512

Shares			Value
114,500		Ecolab, Inc.	$4,024,675
149,400	@,L	Intrepid Potash, Inc.	3,103,038
36,800		Sherwin-Williams Co.	2,198,800
34,000	L	Sigma-Aldrich Corp.	1,436,160
			14,569,903
		Coal: 1.0%
70,900		Arch Coal, Inc.	1,154,961
49,500		Consol Energy, Inc.	1,414,710
74,200		Foundation Coal Holdings, Inc.	1,040,284
48,800		Massey Energy Co.	672,952
44,400		Peabody Energy Corp.	1,010,100
			5,293,007
		Commercial Services: 8.0%
63,100	@	Apollo Group, Inc. - Class A	4,834,722
55,700		Corporate Executive Board Co.	1,228,742
54,200		DeVry, Inc.	3,111,622
51,800		Equifax, Inc.	1,373,736
37,600		Global Payments, Inc.	1,232,904
93,400	@	Iron Mountain, Inc.	2,309,782
35,100	@	ITT Educational Services, Inc.	3,333,798
41,600		Manpower, Inc.	1,413,984
39,000		McKesson Corp.	1,510,470
106,800	@	Monster Worldwide, Inc.	1,291,212
83,200		Moody's Corp.	1,671,488
27,000	@,@@	New Oriental Education & Technology Group ADR	1,482,570
136,600		Paychex, Inc.	3,589,848
126,500	@	Quanta Services, Inc.	2,504,700
175,500	@@,L	Ritchie Brothers Auctioneers, Inc.	3,759,210
79,400		Robert Half International, Inc.	1,653,108
62,500	@,L	Vistaprint Ltd.	1,163,125
245,800		Western Union Co.	3,524,772
			40,989,793
		Computers: 2.3%
151,000	@	Cognizant Technology Solutions Corp.	2,727,060
73,600		Jack Henry & Associates, Inc.	1,428,576
62,500	@,@@,L	Logitech International SA	973,750
167,700	@	NetApp, Inc.	2,342,769
117,600	@	Perot Systems Corp.	1,607,592
262,400		Seagate Technology, Inc.	1,162,432
70,800	@	Synopsys, Inc.	1,311,216
			11,553,395
		Cosmetics/Personal Care: 1.1%
229,600		Avon Products, Inc.	5,517,287
			5,517,287
		Distribution/Wholesale: 0.9%
61,500	L	Fastenal Co.	2,143,275
32,900		WW Grainger, Inc.	2,593,836
			4,737,111
		Diversified Financial Services: 2.8%
15,400	L	Blackrock, Inc.	2,065,910
5,400		CME Group, Inc.	1,123,794
76,000		Eaton Vance Corp.	1,596,760
52,200		Federated Investors, Inc.	885,312
20,300		Franklin Resources, Inc.	1,294,734
59,000	@	Interactive Brokers Group, Inc.	1,055,510
37,200	@	IntercontinentalExchange, Inc.	3,066,768

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Diversified Financial Services (continued)
100,100		Janus Capital Group, Inc.	$803,803
50,000	@@	Lazard Ltd.	1,487,000
70,000		OptionsXpress Holdings, Inc.	935,200
			14,314,791
		Electrical Components & Equipment: 0.5%
76,150		Ametek, Inc.	2,300,492
25,200	@,L	General Cable Corp.	445,788
			2,746,280
		Electronics: 3.6%
62,200		Amphenol Corp.	1,491,556
90,900	@	Cogent, Inc.	1,233,513
44,700	@	Cymer, Inc.	979,377
69,300	@	Dolby Laboratories, Inc.	2,270,268
47,600	@	Flir Systems, Inc.	1,460,368
109,400		Gentex Corp.	966,002
48,600	@	II-VI, Inc.	927,774
18,000	@,L	Itron, Inc.	1,147,320
128,600		Jabil Circuit, Inc.	868,050
15,500	@,@@	Mettler Toledo International, Inc.	1,044,700
70,600		National Instruments Corp.	1,719,816
109,500	@	Trimble Navigation Ltd.	2,366,295
55,800	@	Waters Corp.	2,045,070
			18,520,109
		Energy-Alternate Sources: 0.1%
206,300	@	GT Solar International, Inc.	596,207
			596,207
		Engineering & Construction: 1.3%
80,000		Fluor Corp.	3,589,600
82,100	@,@@	Foster Wheeler Ltd.	1,919,498
117,700	@	McDermott International, Inc.	1,162,876
			6,671,974
		Entertainment: 0.7%
68,200	@	DreamWorks Animation SKG, Inc.	1,722,732
140,300		International Game Technology	1,668,167
			3,390,899
		Environmental Control: 0.9%
80,200		Republic Services, Inc.	1,988,158
48,400	@	Stericycle, Inc.	2,520,672
			4,508,830
		Food: 1.3%
50,400		Hershey Co.	1,750,896
33,100		JM Smucker Co.	1,435,216
114,100		McCormick & Co., Inc.	3,635,226
			6,821,338
		Healthcare-Products: 6.6%
103,900	@	American Medical Systems Holdings, Inc.	934,061
46,300	@,L	Arthrocare Corp.	220,851
18,600		Becton Dickinson & Co.	1,272,054
49,300		CR Bard, Inc.	4,154,018
58,100		Densply International, Inc.	1,640,744
23,300	@	Edwards Lifesciences Corp.	1,280,335
41,700	@	Gen-Probe, Inc.	1,786,428
52,900	@	Henry Schein, Inc.	1,940,901
84,000	@,L	Hologic, Inc.	1,097,880

Shares			Value
62,100	@,L	Idexx Laboratories, Inc.	$2,240,568
19,000	@,L	Intuitive Surgical, Inc.	2,412,810
40,300	@	Masimo Corp.	1,202,149
53,900	@	Patterson Cos., Inc.	1,010,625
85,500	@,@@,L	Qiagen NV	1,501,380
36,800	@	Resmed, Inc.	1,379,264
141,800	@	St. Jude Medical, Inc.	4,673,728
33,200		Techne Corp.	2,142,064
52,700	@	Varian Medical Systems, Inc.	1,846,608
30,800	@	Zimmer Holdings, Inc.	1,244,936
			33,981,404
		Healthcare-Services: 2.8%
41,800		Cigna Corp.	704,330
22,000	@	Covance, Inc.	1,012,660
51,750	@	Coventry Health Care, Inc.	770,040
34,400	@	DaVita, Inc.	1,705,208
70,000	@	Health Net, Inc.	762,300
51,100	@	Humana, Inc.	1,905,008
39,000	@	Laboratory Corp. of America Holdings	2,511,990
59,700	@	Lincare Holdings, Inc.	1,607,721
64,000		Quest Diagnostics	3,322,240
			14,301,497
		Home Builders: 0.6%
33,500	L	Centex Corp.	356,440
41,000	L	KB Home	558,420
41,700		Lennar Corp.	361,539
46,900		Pulte Homes, Inc.	512,617
65,000	@	Toll Brothers, Inc.	1,392,950
			3,181,966
		Household Products/Wares: 0.4%
41,000		Clorox Co.	2,277,960
			2,277,960
		Insurance: 1.8%
35,100		AON Corp.	1,603,368
28,400	@,@@	Arch Capital Group Ltd.	1,990,840
27,100		Assurant, Inc.	813,000
51,000	@@	Axis Capital Holdings Ltd.	1,485,120
69,500		HCC Insurance Holdings, Inc.	1,859,125
28,000	@@	RenaissanceRe Holdings Ltd.	1,443,680
			9,195,133
		Internet: 3.2%
7,100	@,@@,L	Baidu.com ADR	927,047
41,200	@@,L	Ctrip.com International Ltd. ADR	980,560
55,600	@	Digital River, Inc.	1,378,880
240,300	@	Expedia, Inc.	1,980,072
70,200	@	F5 Networks, Inc.	1,604,772
90,300	@	McAfee, Inc.	3,121,671
30,400	@,L	Priceline.com, Inc.	2,238,960
44,700	@,@@,L	Sina Corp.	1,034,805
86,500	@	Symantec Corp.	1,169,480
108,300	@	VeriSign, Inc.	2,066,364
			16,502,611
		Iron/Steel: 0.6%
73,400		Carpenter Technology Corp.	1,507,636
53,300		Cliffs Natural Resources, Inc.	1,365,013
			2,872,649

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Leisure Time: 0.4%
41,500	L	Royal Caribbean Cruises Ltd.	$570,625
46,550	@,L	WMS Industries, Inc.	1,252,195
			1,822,820
		Lodging: 1.4%
64,400		Choice Hotels International, Inc.	1,935,864
134,000		Marriott International, Inc.	2,606,300
63,000		Starwood Hotels & Resorts Worldwide, Inc.	1,127,700
38,600	@,L	Wynn Resorts Ltd.	1,631,236
			7,301,100
		Machinery-Construction & Mining: 0.5%
84,500		Joy Global, Inc.	1,934,205
46,600	@	Terex Corp.	807,112
			2,741,317
		Machinery-Diversified: 1.8%
62,400		Cummins, Inc.	1,667,952
27,400		Flowserve Corp.	1,411,100
51,500		Graco, Inc.	1,222,095
58,500		IDEX Corp.	1,412,775
53,500		Roper Industries, Inc.	2,322,435
55,800	@	Zebra Technologies Corp.	1,130,508
			9,166,865
		Media: 2.2%
76,600		Cablevision Systems Corp.	1,289,944
28,200	@,@@,L	Central European Media Enterprises Ltd.	612,504
95,800	@,@@,L	CTC Media, Inc.	459,840
70,750	@	Discovery Communications, Inc. - Class C	947,343
50,400	L	Factset Research Systems, Inc.	2,229,696
114,400		McGraw-Hill Cos., Inc.	2,652,936
70,200	@@	Shaw Communications, Inc. - Class B	1,241,136
68,600	@@	WPP PLC ADR	2,029,874
			11,463,273
		Metal Fabricate/Hardware: 1.0%
63,200		Precision Castparts Corp.	3,759,136
19,300		Valmont Industries, Inc.	1,184,248
			4,943,384
		Mining: 0.7%
69,200	@@	Agnico-Eagle Mines Ltd.	3,552,036
			3,552,036
		Miscellaneous Manufacturing: 1.6%
82,500		Donaldson Co., Inc.	2,776,125
40,200		Harsco Corp.	1,112,736
68,100		ITT Corp.	3,131,919
45,800		Pall Corp.	1,302,094
			8,322,874
		Oil & Gas: 4.4%
50,600	@	Bill Barrett Corp.	1,069,178
80,300		Cabot Oil & Gas Corp.	2,087,800
125,500	@	Concho Resources, Inc.	2,863,910
30,100		Diamond Offshore Drilling	1,774,094
89,800	@	Forest Oil Corp.	1,480,802
67,800	@	Mariner Energy, Inc.	691,560

Shares			Value
93,000		Murphy Oil Corp.	$4,124,550
152,500	@,@@	Nabors Industries Ltd.	1,825,425
111,900	@	Newfield Exploration Co.	2,210,025
54,950	@	SandRidge Energy, Inc.	337,943
34,100		Sunoco, Inc.	1,481,986
82,000	@	Ultra Petroleum Corp.	2,829,820
			22,777,093
		Oil & Gas Services: 2.9%
33,900		Baker Hughes, Inc.	1,087,173
114,400		BJ Services Co.	1,335,048
153,100	@	Cameron International Corp.	3,138,550
54,300	@	Complete Production Services, Inc.	442,545
40,900		Core Laboratories NV	2,448,274
101,900	@	FMC Technologies, Inc.	2,428,277
154,100		Smith International, Inc.	3,527,349
121,600	@	Tetra Technologies, Inc.	590,976
			14,998,192
		Pharmaceuticals: 2.7%
111,164		Allergan, Inc.	4,482,132
45,500	@,L	BioMarin Pharmaceuticals, Inc.	809,900
23,400	@,L	Cephalon, Inc.	1,802,736
90,200	@,@@	Elan Corp. PLC ADR	541,200
90,300	@	Express Scripts, Inc.	4,964,694
92,600	@,L	Warner Chilcott Ltd.	1,342,700
			13,943,362
		Pipelines: 0.3%
113,900		Williams Cos., Inc.	1,649,272
			1,649,272
		Retail: 7.7%
43,000		Advance Auto Parts, Inc.	1,446,950
35,600	@	AnnTaylor Stores Corp.	205,412
103,900	@	Bed Bath & Beyond, Inc.	2,641,138
19,400	@	Chipotle Mexican Grill, Inc.	1,111,426
42,100	@	Copart, Inc.	1,144,699
65,400	@	Dick's Sporting Goods, Inc.	922,794
83,400		Family Dollar Stores, Inc.	2,174,238
41,600		Men's Wearhouse, Inc.	563,264
65,100	@	O'Reilly Automotive, Inc.	2,001,174
36,600	@,L	Panera Bread Co.	1,911,984
57,500		Petsmart, Inc.	1,060,875
97,200		Ross Stores, Inc.	2,889,756
72,755		Staples, Inc.	1,303,770
155,000	@	Starbucks Corp.	1,466,300
105,400		Tiffany & Co.	2,490,602
86,050	@@	Tim Hortons, Inc.	2,481,682
199,500		TJX Cos., Inc.	4,103,715
36,100	@	Tractor Supply Co.	1,304,654
72,500	@	Urban Outfitters, Inc.	1,086,050
91,700		Williams-Sonoma, Inc.	720,762
196,500		Yum! Brands, Inc.	6,189,750
			39,220,995
		Semiconductors: 6.2%
196,100		Altera Corp.	3,276,831
149,500		Analog Devices, Inc.	2,843,490
229,750	@	Broadcom Corp.	3,898,858
121,400	@	Fairchild Semiconductor International, Inc.	593,646
133,500	@	Integrated Device Technology, Inc.	748,935

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Semiconductors (continued)
69,200		Intersil Corp.	$635,948
31,800		KLA-Tencor Corp.	692,922
39,000	@	Lam Research Corp.	829,920
103,400		Linear Technology Corp.	2,287,208
307,600	@,@@,L	Marvell Technology Group Ltd.	2,051,692
86,100		Maxim Integrated Products	983,262
81,100	@	MEMC Electronic Materials, Inc.	1,158,108
115,700		Microchip Technology, Inc.	2,259,621
89,200		National Semiconductor Corp.	898,244
189,400	@	ON Semiconductor Corp.	643,960
112,900	@	QLogic Corp.	1,517,376
74,700	@	Silicon Laboratories, Inc.	1,851,066
113,400	@	Teradyne, Inc.	478,548
56,500	@	Varian Semiconductor Equipment Associates, Inc.	1,023,780
186,500		Xilinx, Inc.	3,323,430
			31,996,845
		Software: 5.7%
170,560	@	Activision Blizzard, Inc.	1,473,638
85,400	@	Adobe Systems, Inc.	1,818,166
116,600	@	American Reprographics Co.	804,540
52,000	@	Ansys, Inc.	1,450,280
139,200	@	Autodesk, Inc.	2,735,280
72,600	@	BMC Software, Inc.	1,953,666
62,500	@,@@	Check Point Software Technologies	1,186,875
79,600	@	Citrix Systems, Inc.	1,876,172
38,300		Dun & Bradstreet Corp.	2,956,760
114,400	@	Electronic Arts, Inc.	1,834,976
39,700		Fidelity National Information Services, Inc.	645,919
35,000	@	Fiserv, Inc.	1,272,950
116,700	@	Intuit, Inc.	2,776,293
194,200	@	Red Hat, Inc.	2,567,324
85,600	@	Salesforce.com, Inc.	2,740,056
65,300		SEI Investments Co.	1,025,863
			29,118,758
		Telecommunications: 4.4%
173,400	@	American Tower Corp.	5,084,088
136,300	@	Crown Castle International Corp.	2,396,154
138,000	@	JDS Uniphase Corp.	503,700
247,200	@	Juniper Networks, Inc.	4,328,472
76,600	@,L	Leap Wireless International, Inc.	2,059,774
125,000	@	MetroPCS Communications, Inc.	1,856,250
64,100	@,L	NeuStar, Inc.	1,226,233
66,600	@	NII Holdings, Inc.	1,210,788
234,550	@	SBA Communications Corp.	3,827,856
			22,493,315
		Toys/Games/Hobbies: 0.3%
86,300		Mattel, Inc.	1,380,800
			1,380,800
		Transportation: 2.5%
81,400		CH Robinson Worldwide, Inc.	4,479,442
132,200		Expeditors International Washington, Inc.	4,398,294
105,900		Landstar System, Inc.	4,069,737
			12,947,473
Total Common Stock (Cost $758,147,138)			511,298,985

Shares		Value
SHORT-TERM INVESTMENTS: 8.2%
	Mutual Fund: 0.3%
1,388,762	T. Rowe Price Reserve Investment Fund	$1,388,762
Total Mutual Fund (Cost $1,388,762)		1,388,762
Principal Amount		Value
	Securities Lending Collateralcc: 7.9%
$41,021,680	Bank of New York Mellon Corp. Institutional Cash Reserves	40,336,507
Total Securities Lending Collateral (Cost $41,021,680)		40,336,507
Total Short-Term Investments (Cost $42,410,442)		41,725,269

Total Investments in Securities (Cost $800,557,580)*	107.9%	$553,024,254
Other Assets and Liabilities - Net	(7.9)	(40,646,824)
Net Assets	100.0%	$512,377,430

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $801,658,857.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$20,177,370
Gross Unrealized Depreciation	(268,811,973)
Net Unrealized Depreciation	$(248,634,603)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$511,704,485	$—
Level 2 — Other Significant Observable Inputs	41,319,769	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$553,024,254	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 96.7%
		Aerospace/Defense: 0.3%
40,400		General Dynamics Corp.	$2,326,637
			2,326,637
		Apparel: 0.9%
145,600		Nike, Inc.	7,425,600
			7,425,600
		Banks: 1.4%
60,000		Goldman Sachs Group, Inc.	5,063,400
66,600		Northern Trust Corp.	3,472,524
92,326		State Street Corp.	3,631,182
			12,167,106
		Beverages: 2.8%
160,500		Coca-Cola Co.	7,265,835
303,300		PepsiCo, Inc.	16,611,741
			23,877,576
		Biotechnology: 6.9%
92,500	@	Amgen, Inc.	5,341,875
105,358	@	Celgene Corp.	5,824,190
232,207	@	Genentech, Inc.	19,252,282
578,500	@	Gilead Sciences, Inc.	29,584,489
			60,002,836
		Chemicals: 1.8%
61,900		Monsanto Co.	4,354,665
195,100		Praxair, Inc.	11,581,136
			15,935,801
		Commercial Services: 3.6%
312,300		Automatic Data Processing, Inc.	12,285,882
3,100		Mastercard, Inc.	443,083
144,000		McKesson Corp.	5,577,120
205,031		Moody's Corp.	4,119,073
10,200		Visa, Inc.	534,990
583,100		Western Union Co.	8,361,654
			31,321,802
		Computers: 6.9%
467,900	@@	Accenture Ltd.	15,342,441
359,300	@	Apple, Inc.	30,666,255
311,400	@	Dell, Inc.	3,188,736
303,200	@	EMC Corp.	3,174,504
177,200	@,@@	Research In Motion Ltd.	7,190,776
			59,562,712
		Cosmetics/Personal Care: 1.6%
226,980		Procter & Gamble Co.	14,031,904
			14,031,904
		Diversified Financial Services: 1.2%
27,700		Blackrock, Inc.	3,715,955
76,508		Franklin Resources, Inc.	4,879,680
142,400	@@	Redecard SA	1,569,331
			10,164,966
		Electronics: 0.7%
193,200	@,L	Dolby Laboratories, Inc.	6,329,232
			6,329,232

Shares			Value
		Food: 2.7%
143,656	@@	Groupe Danone	$8,679,663
240,700	@@	Nestle SA	9,531,273
211,900		Sysco Corp.	4,860,986
			23,071,922
		Healthcare-Products: 7.1%
63,800	@@	Alcon, Inc.	5,690,322
120,100		Baxter International, Inc.	6,436,159
129,500		Becton Dickinson & Co.	8,856,505
239,250	@@	Covidien Ltd.	8,670,420
116,000		Densply International, Inc.	3,275,840
16,800	@	Intuitive Surgical, Inc.	2,133,432
467,200		Medtronic, Inc.	14,679,424
182,700	@	St. Jude Medical, Inc.	6,021,792
151,300		Stryker Corp.	6,044,435
			61,808,329
		Healthcare-Services: 3.0%
294,100		Aetna, Inc.	8,381,850
54,200	@	Humana, Inc.	2,020,576
369,700	@	WellPoint, Inc.	15,575,461
			25,977,887
		Internet: 9.4%
560,500	@,L	Amazon.com, Inc.	28,742,440
328,140	@	Expedia, Inc.	2,703,874
82,300	@	Google, Inc. - Class A	25,319,595
194,100	@	McAfee, Inc.	6,710,037
46,559	@,L	Priceline.com, Inc.	3,429,070
707,400	@@	Tencent Holdings Ltd.	4,596,494
500,820	@	VeriSign, Inc.	9,555,646
			81,057,156
		Lodging: 0.0%
4,800	@,L	Wynn Resorts Ltd.	202,848
			202,848
		Machinery-Diversified: 0.7%
166,100		Deere & Co.	6,364,952
			6,364,952
		Media: 2.7%
709,400		McGraw - Hill Cos., Inc.	16,450,986
398,300	@@	Shaw Communications, Inc. - Class B	7,041,944
			23,492,930
		Mining: 0.6%
244,200	@@	BHP Billiton Ltd.	5,187,827
			5,187,827
		Miscellaneous Manufacturing: 3.5%
531,600		Danaher Corp.	30,093,876
			30,093,876
		Oil & Gas: 4.5%
76,400		Chevron Corp.	5,651,308
101,700		EOG Resources, Inc.	6,771,186
240,038		ExxonMobil Corp.	19,162,234
349,700	@@	Petroleo Brasileiro SA ADR	7,137,377
			38,722,105

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Oil & Gas Services: 3.0%
28,000		Baker Hughes, Inc.	$897,960
163,000	@	Cameron International Corp.	3,341,500
403,700		Schlumberger Ltd.	17,088,621
208,300		Smith International, Inc.	4,767,987
			26,096,068
		Pharmaceuticals: 8.0%
260,300		Allergan, Inc.	10,495,296
422,500	@,@@	Elan Corp. PLC ADR	2,535,000
201,800	@	Express Scripts, Inc.	11,094,964
576,300	@	Medco Health Solutions, Inc.	24,152,733
60,300	@@	Novo-Nordisk A/S	3,110,508
95,900	@@	Teva Pharmaceutical Industries Ltd. ADR	4,082,463
361,400		Wyeth	13,556,114
			69,027,078
		Retail: 4.1%
203,300		Costco Wholesale Corp.	10,673,250
288,226		CVS Caremark Corp.	8,283,615
202,100		TJX Cos., Inc.	4,157,197
394,700		Yum! Brands, Inc.	12,433,050
			35,547,112
		Semiconductors: 1.4%
120,900	@	Broadcom Corp.	2,051,673
292,400		Intel Corp.	4,286,584
935,000	@,@@	Marvell Technology Group Ltd.	6,236,450
			12,574,707
		Software: 5.4%
145,800	@	Adobe Systems, Inc.	3,104,082
384,300	@	Autodesk, Inc.	7,551,495
169,900	@	Electronic Arts, Inc.	2,725,196
150,900	@	Fiserv, Inc.	5,488,233
1,091,825		Microsoft Corp.	21,225,078
196,000	@	Salesforce.com, Inc.	6,273,960
			46,368,044
		Telecommunications: 9.4%
495,000	@	American Tower Corp.	14,513,400
311,900	@,@@	Bharti Airtel Ltd.	4,597,660
738,900	@	Cisco Systems, Inc.	12,044,070
744,000	@	Crown Castle International Corp.	13,079,520
342,800	@	Juniper Networks, Inc.	6,002,428
166,000	@,L	Leap Wireless International, Inc.	4,463,740
557,000	@	MetroPCS Communications, Inc.	8,271,450
506,100		Qualcomm, Inc.	18,133,563
			81,105,831
		Toys/Games/Hobbies: 1.2%
27,400	@@	Nintendo Co., Ltd.	10,470,956
			10,470,956
		Transportation: 1.9%
259,600		Expeditors International Washington, Inc.	8,636,892
38,700		Union Pacific Corp.	1,849,860
112,800		United Parcel Service, Inc. - Class B	6,222,048
			16,708,800
Total Common Stock (Cost $1,104,718,927)			837,024,600

Shares		Value
SHORT-TERM INVESTMENTS: 3.3%
	Mutual Fund: 2.7%
23,328,156	T. Rowe Price Reserve Investment Fund	$23,328,156
Total Mutual Fund (Cost $23,328,156)		23,328,156
Principal Amount		Value
	Securities Lending Collateralcc: 0.6%
$5,150,389	Bank of New York Mellon Corp. Institutional Cash Reserves	4,811,244
Total Securities Lending Collateral (Cost $5,150,389)		4,811,244
Total Short-Term Investments (Cost $28,478,545)		28,139,400

Total Investments in Securities (Cost $1,133,197,472)*	100.0%	$865,164,000
Other Assets and Liabilities - Net	0.0	72,973
Net Assets	100.0%	$865,236,973

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $1,138,225,023.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$19,163,463
Gross Unrealized Depreciation	(292,224,486)
Net Unrealized Depreciation	$(273,061,023)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$814,178,375	$—
Level 2 — Other Significant Observable Inputs	50,985,625	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$865,164,000	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 91.8%
		Australia: 0.6%
228,986		National Australia Bank Ltd.	$3,366,473
			3,366,473
		Austria: 1.1%
433,480		Telekom Austria AG	6,307,189
			6,307,189
		Brazil: 1.8%
277,660		Empresa Brasileira de Aeronautica SA ADR	4,500,869
235,084		Petroleo Brasileiro SA ADR	5,757,207
			10,258,076
		China: 1.7%
989,500		China Shenhua Energy Co., Ltd.	2,121,348
16,226,000		China Telecom Corp., Ltd.	6,134,040
4,728,000	@	Shanghai Electric Group Co., Ltd.	1,936,977
			10,192,365
		Denmark: 0.6%
64,610	@	Vestas Wind Systems A/S	3,802,091
			3,802,091
		France: 12.2%
116,880		Accor SA	5,757,453
535,409		AXA SA	12,017,570
110,340		Compagnie Generale des Etablissements Michelin	5,829,664
66,470		Electricite de France	3,866,014
319,260		France Telecom SA	8,898,628
50,856		Gaz de France	2,524,341
188,098		Sanofi-Aventis	12,031,335
235,898		Total SA	12,969,466
222,360		Vivendi	7,247,603
			71,142,074
		Germany: 11.4%
176,880		Bayerische Motoren Werke AG	5,521,611
223,650		Celesio AG	6,020,225
443,180		Deutsche Post AG	7,429,700
272,692		E.ON AG	10,549,708
1,048,290	@	Infineon Technologies AG	1,397,656
81,770		Merck KGaA	7,316,297
42,390		Muenchener Rueckversicherungs AG	6,494,980
285,016		SAP AG	10,262,478
132,023		Siemens AG	9,959,887
20,820		Siemens AG ADR	1,577,115
			66,529,657
		Hong Kong: 1.7%
306,300		Cheung Kong Holdings Ltd. ADR	2,897,598
477,500		China Mobile Ltd.	4,844,770
287,000		Hutchison Whampoa Ltd.	1,448,838
84,500		Swire Pacific Ltd.	585,350
			9,776,556
		India: 2.8%
227,548		Housing Development Finance Corp.	6,963,398
327,550		ICICI Bank Ltd. ADR	6,305,338

Shares			Value
351,120		Satyam Computer Services Ltd. ADR	$3,174,125
			16,442,861
		Israel: 0.8%
250,680	@	Check Point Software Technologies	4,760,413
			4,760,413
		Italy: 4.2%
569,517		ENI S.p.A.	13,704,650
1,620,943		Intesa Sanpaolo S.p.A.	5,888,376
1,857,978		UniCredito Italiano S.p.A.	4,723,952
			24,316,978
		Japan: 3.8%
143,300		Fuji Photo Film Co., Ltd.	3,199,045
109,000		Konica Minolta Holdings, Inc.	848,111
208,000		NGK Spark Plug Co., Ltd.	1,671,086
18,100		Nintendo Co., Ltd.	6,916,945
321,500		Sony Corp.	7,031,820
43,400		Takeda Pharmaceutical Co., Ltd.	2,262,108
			21,929,115
		Netherlands: 6.1%
381,895		Koninklijke Philips Electronics NV	7,571,719
34,782		Randstad Holdings NV	709,824
561,233		Reed Elsevier NV	6,672,719
419,380		Royal Dutch Shell PLC - Class B	10,630,631
287,130		SBM Offshore NV	3,772,255
245,390		Unilever NV	5,947,752
			35,304,900
		Norway: 1.1%
960,030		Telenor ASA	6,476,735
			6,476,735
		Portugal: 1.2%
791,410		Portugal Telecom SGPS SA	6,772,750
			6,772,750
		Singapore: 2.2%
963,000		DBS Group Holdings Ltd.	5,672,435
542,690	@	Flextronics International Ltd.	1,389,286
3,287,000		Singapore Telecommunications Ltd.	5,857,613
			12,919,334
		South Korea: 2.9%
161,660	@	KB Financial Group, Inc. ADR	4,235,492
154,230		Korea Electric Power Corp. ADR	1,790,610
10,963		LG Electronics, Inc.	665,705
45,093	#	Samsung Electronics Co., Ltd. GDR	8,073,099
105,740		SK Telecom Co., Ltd. ADR	1,922,353
			16,687,259
		Spain: 4.6%
536,898		Banco Santander Central Hispano SA	5,186,804
199,034		Repsol YPF SA	4,249,410
781,591		Telefonica SA	17,641,813
			27,078,027

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Sweden: 1.7%
656,230		Atlas Copco AB - Class A	$5,773,831
598,620		Nordea Bank AB	4,331,920
55,703		Securitas Systems AB	48,961
			10,154,712
		Switzerland: 10.1%
19,200		ACE Ltd.	1,016,064
190,169		Adecco SA	6,510,257
64,680		Lonza Group AG	5,996,568
437,470		Nestle SA	17,322,999
359,706		Novartis AG	18,014,599
128,551		Swiss Reinsurance	6,294,578
255,222	@	UBS AG-Reg	3,713,316
			58,868,381
		Taiwan: 1.5%
1,271,669		Chinatrust Financial Holding Co., Ltd.	544,265
180,088	#	Compal Electronics, Inc. GDR	473,289
2,534,579		Taiwan Semiconductor Manufacturing Co., Ltd.	3,458,382
541,290		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,276,191
			8,752,127
		United Kingdom: 17.3%
873,420		Aviva PLC	4,949,228
964,850		BAE Systems PLC	5,250,849
825,960		BP PLC	6,375,947
471,300		British Sky Broadcasting PLC	3,328,287
1,100,457		Burberry Group PLC	3,562,968
384,346		Cadbury PLC	3,345,959
507,190		Compass Group PLC	2,529,705
777,437		GlaxoSmithKline PLC	14,458,581
1,206,400		HSBC Holdings PLC	11,972,541
2,352,315		Kingfisher PLC	4,633,888
143,800		National Grid PLC	1,420,954
346,370		Pearson PLC	3,264,661
264,350		Rexam PLC	1,353,023
744,550	@	Rolls-Royce Group PLC	3,642,270
42,136,380	@,I	Rolls-Royce Group PLC - Class C	60,582
1,896,781		Royal Bank of Scotland Group PLC	1,396,273
2,133		Schroders PLC-Non Voting	21,377
160,523		Smiths Group PLC	2,062,716
448,178		Standard Chartered PLC	5,734,909
1,547,870		Tesco PLC	8,059,806
5,558,776		Vodafone Group PLC	11,382,444
401,247		Wolseley PLC	2,235,160
			101,042,128
		United States: 0.4%
152,240		Invesco Ltd.	2,198,346
			2,198,346
Total Common Stock (Cost $833,920,199)			535,078,547
RIGHTS: 0.2%
		Singapore: 0.2%
481,500		DBS Group Holdings Ltd.	1,003,181
Total Rights (Cost $—)			1,003,181
Total Long-Term Investments (Cost $833,996,992)			536,081,728

Principal Amount			Value
SHORT-TERM INVESTMENTS: 6.0%
		U.S. Government Agency Obligations: 6.0%
$35,000,000	Z	Federal Home Loan Bank, 0.020%, due 01/02/09	$34,999,998
Total Short-Term Investments (Cost $34,999,998)			34,999,998

Total Investments in Securities (Cost $868,996,990)*	98.0%	$571,081,726
Other Assets and Liabilities - Net	2.0	11,847,876
Net Assets	100.0%	$582,929,602

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I  Illiquid security

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $870,265,964.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,678,021
Gross Unrealized Depreciation	(302,862,259)
Net Unrealized Depreciation	$(299,184,238)
Industry	Percentage of Net Assets
Aerospace/Defense	2.3%
Apparel	0.6
Auto Manufacturers	1.0
Auto Parts & Equipment	1.3
Banks	10.2
Chemicals	1.0
Coal	0.4
Commercial Services	1.2
Computers	0.1
Distribution/Wholesale	0.4
Diversified Financial Services	2.4
Electric	3.0
Electrical Components & Equipment	0.8
Electronics	1.5
Food	6.0
Food Service	0.4
Gas	0.4
Holding Companies - Diversified	0.4
Home Furnishings	1.2
Insurance	5.3
Lodging	1.0
Machinery - Construction & Mining	1.0
Machinery - Diversified	0.3
Media	3.5
Miscellaneous Manufacturing	3.0
Oil & Gas	9.2
Oil & Gas Services	0.6
Packaging & Containers	0.2
Pharmaceuticals	10.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TEMPLETON FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Industry	Percentage of Net Assets
Real Estate	0.5%
Retail	0.8
Semiconductors	3.0
Software	3.1
Telecommunications	13.1
Toys/Games/Hobbies	1.2
Transportation	1.3
Short-Term Investments	6.0
Other Assets and Liabilities - Net	2.0
Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$49,620,255	$—
Level 2 — Other Significant Observable Inputs	521,461,471	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$571,081,726	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 87.7%
		Airlines: 0.2%
86,685	@	JetBlue Airways Corp.	$615,464
			615,464
		Auto Manufacturers: 2.9%
233,500	@@	Toyota Motor Corp.	7,719,119
			7,719,119
		Banks: 5.6%
552,292		Fifth Third Bancorp.	4,561,932
73,574		Goldman Sachs Group, Inc.	6,208,910
126,150		JPMorgan Chase & Co.	3,977,510
			14,748,352
		Beverages: 2.1%
340,034	@	Dr Pepper Snapple Group, Inc.	5,525,553
			5,525,553
		Biotechnology: 6.9%
88,400	@	Genentech, Inc.	7,329,244
215,400	@	Gilead Sciences, Inc.	11,015,556
			18,344,800
		Commercial Services: 1.1%
104,900		Paychex, Inc.	2,756,772
			2,756,772
		Computers: 4.8%
71,005	@	Apple, Inc.	6,060,277
660,100	@	Dell, Inc.	6,759,424
64,800		Seagate Technology, Inc. - Escrow	1
			12,819,702
		Diversified Financial Services: 1.0%
282,200	@@	Hong Kong Exchanges and Clearing Ltd.	2,709,384
			2,709,384
		Electric: 3.3%
104,965		Entergy Corp.	8,725,740
			8,725,740
		Healthcare-Products: 1.0%
73,910	@	Varian Medical Systems, Inc.	2,589,806
			2,589,806
		Insurance: 11.3%
123,704	@@	ACE Ltd.	6,546,416
234,100		Allstate Corp.	7,669,116
205,400		Cincinnati Financial Corp.	5,970,978
284,232		Hartford Financial Services Group, Inc.	4,667,089
105,700	@@	Swiss Reinsurance	5,175,665
			30,029,264
		Internet: 3.3%
117,041	@,L	Priceline.com, Inc.	8,620,070
			8,620,070
		Leisure Time: 0.6%
127,300	@,L	Life Time Fitness, Inc.	1,648,535
			1,648,535

Shares			Value
		Media: 8.2%
532,900		Comcast Corp. - Special Class A	$8,606,335
379,600	@	DIRECTV Group, Inc.	8,696,636
410,400	@	Dish Network Corp.	4,551,336
			21,854,307
		Oil & Gas: 9.6%
187,800		ConocoPhillips	9,728,040
90,978		Helmerich & Payne, Inc.	2,069,750
307,100		Marathon Oil Corp.	8,402,256
88,800	@,@@	OAO Gazprom ADR	1,279,368
82,350	@	Transocean, Ltd.	3,891,038
			25,370,452
		Pharmaceuticals: 6.1%
292,975		Eli Lilly & Co.	11,798,103
105,000	@@	Teva Pharmaceutical Industries Ltd. ADR	4,469,850
			16,267,953
		Retail: 0.3%
2,388,500	@,L	Rite Aid Corp.	740,435
			740,435
		Semiconductors: 2.7%
371,500		Intel Corp.	5,446,190
500,025	@	ON Semiconductor Corp.	1,700,085
			7,146,275
		Software: 4.5%
252,379	@,L	Eclipsys Corp.	3,581,258
426,000		Microsoft Corp.	8,281,440
			11,862,698
		Telecommunications: 12.2%
221,900	@,@@	Amdocs Ltd.	4,058,551
469,600		AT&T, Inc.	13,383,598
376,600	@@	China Mobile Ltd.	3,821,027
420,689		Corning, Inc.	4,009,166
320,650	@	Crown Castle International Corp.	5,637,027
2,154,600	@,L	Level 3 Communications, Inc.	1,508,220
			32,417,589
Total Common Stock (Cost $335,904,848)			232,512,270
PREFERRED STOCK: 0.3%
		Diversified Financial Services: 0.3%
25,300		CIT Group, Inc.	730,158
Total Preferred Stock (Cost $1,265,000)			730,158
Principal Amount			Value
CONVERTIBLE BONDS: 0.2%
		Airlines: 0.2%
$694,000	C	JetBlue Airways Corp., 3.750%, due 03/15/35	537,850
Total Convertible Bonds (Cost $525,509)			537,850

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 2.1%
		Banks: 0.3%
$1,683,000	C	Fifth Third Capital Trust IV, 6.500%, due 04/15/37	$842,109
			842,109
		Diversified Financial Services: 0.6%
363,900		CIT Group, Inc., 5.000%, due 02/13/14	264,761
531,500		CIT Group, Inc., 5.000%, due 02/01/15	374,629
1,050,900		CIT Group, Inc., 5.400%, due 01/30/16	732,715
290,900		CIT Group, Inc., 5.850%, due 09/15/16	205,121
			1,577,226
		Media: 0.9%
897,000	C	DirecTV Holdings, LLC, 8.375%, due 03/15/13	897,000
1,669,000	C	Echostar DBS Corp., 7.750%, due 05/31/15	1,426,995
			2,323,995
		Retail: 0.3%
125,000	C	Rite Aid Corp., 7.500%, due 03/01/17	81,875
1,105,000	C,L	Rite Aid Corp., 10.375%, due 07/15/16	817,700
			899,575
Total Corporate Bonds/Notes (Cost $4,880,368)			5,642,905
Total Long-Term Investments (Cost $342,575,725)			239,423,183
Shares			Value
SHORT-TERM INVESTMENTS: 16.5%
		Affiliated Mutual Fund: 10.8%
28,774,517		ING Institutional Prime Money Market Fund - Class I	28,774,517
Total Mutual Fund (Cost $28,774,517)			28,774,517

Principal Amount		Value
	Securities Lending Collateralcc: 5.7%
$15,093,475	Bank of New York Mellon Corp. Institutional Cash Reserves	14,985,514
Total Securities Lending Collateral (Cost $15,093,475)		14,985,514
Total Short-Term Investments (Cost $43,867,992)		43,760,031

Total Investments in Securities (Cost $386,443,717)*	106.8%	$283,183,214
Other Assets and Liabilities - Net	(6.8)	(17,930,361)
Net Assets	100.0%	$265,252,853

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $388,115,618.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,509,445
Gross Unrealized Depreciation	(108,441,849)
Net Unrealized Depreciation	$(104,932,404)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$240,582,223	$—
Level 2 — Other Significant Observable Inputs	42,600,991	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$283,183,214	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 98.6%
		Advertising: 1.8%
466,500	@	Interpublic Group of Cos., Inc.	$1,847,340
105,800		Omnicom Group	2,848,136
			4,695,476
		Apparel: 0.6%
71,700	@	Coach, Inc.	1,489,209
			1,489,209
		Auto Manufacturers: 1.7%
157,550		Paccar, Inc.	4,505,930
			4,505,930
		Auto Parts & Equipment: 2.5%
132,900		BorgWarner, Inc.	2,893,233
199,100		Johnson Controls, Inc.	3,615,656
			6,508,889
		Banks: 8.6%
161,392		Bank of New York Mellon Corp.	4,572,235
36,900		City National Corp.	1,797,030
292,200		Fifth Third Bancorp.	2,413,572
240,100		Morgan Stanley	3,851,204
105,000		SunTrust Bank	3,101,700
231,100		Wells Fargo & Co.	6,812,828
			22,548,569
		Beverages: 3.0%
152,500	@	Constellation Brands, Inc.	2,404,925
99,100		PepsiCo, Inc.	5,427,707
			7,832,632
		Biotechnology: 4.9%
70,400	@	Amgen, Inc.	4,065,600
100,400	@	Genzyme Corp.	6,663,548
40,900	@	Millipore Corp.	2,107,168
			12,836,316
		Building Materials: 0.6%
151,300		Masco Corp.	1,683,969
			1,683,969
		Chemicals: 0.5%
105,200		Celanese Corp.	1,307,636
			1,307,636
		Coal: 1.0%
116,300		Peabody Energy Corp.	2,645,825
			2,645,825
		Commercial Services: 0.5%
48,500		Pharmaceutical Product Development, Inc.	1,406,985
			1,406,985
		Computers: 2.5%
35,700	@	Apple, Inc.	3,046,995
165,100	@	NetApp, Inc.	2,306,447
283,300		Seagate Technology, Inc.	1,255,019
71,600		Seagate Technology, Inc. - Escrow	1
			6,608,462

Shares			Value
		Diversified Financial Services: 1.3%
368,900		Discover Financial Services	$3,515,617
			3,515,617
		Electric: 4.3%
89,800		American Electric Power Co., Inc.	2,988,544
254,200	@	Dynegy, Inc. - Class A	508,400
116,300	L	Exelon Corp.	6,467,443
69,100		Pepco Holdings, Inc.	1,227,216
			11,191,603
		Electronics: 0.2%
12,300	@	Waters Corp.	450,795
			450,795
		Food: 1.5%
166,900		Sysco Corp.	3,828,686
			3,828,686
		Gas: 1.6%
41,500		NiSource, Inc.	455,255
87,600		Sempra Energy	3,734,388
			4,189,643
		Healthcare-Products: 3.2%
94,800	@@	Covidien Ltd.	3,435,552
102,400		Medtronic, Inc.	3,217,408
40,500	@	Zimmer Holdings, Inc.	1,637,010
			8,289,970
		Healthcare-Services: 0.7%
34,800	@	DaVita, Inc.	1,725,036
			1,725,036
		Household Products/Wares: 1.0%
66,000		Fortune Brands, Inc.	2,724,480
			2,724,480
		Insurance: 5.8%
88,200	@@	ACE Ltd.	4,667,544
120,000		Aflac, Inc.	5,500,800
53,400		Metlife, Inc.	1,861,524
134,300		Principal Financial Group, Inc.	3,031,151
			15,061,019
		Leisure Time: 1.4%
146,800		Carnival Corp.	3,570,176
			3,570,176
		Lodging: 0.7%
95,700		Starwood Hotels & Resorts Worldwide, Inc.	1,713,030
			1,713,030
		Media: 4.2%
468,600		Comcast Corp. - Class A	7,909,968
343,600		News Corp. - Class A	3,123,324
			11,033,292
		Miscellaneous Manufacturing: 6.4%
496,500		General Electric Co.	8,043,300
168,100		Illinois Tool Works, Inc.	5,891,905
97,200		Pall Corp.	2,763,396
			16,698,601

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Oil & Gas: 7.5%
98,900		Anadarko Petroleum Corp.	$3,812,595
68,200		Chevron Corp.	5,044,754
29,000		EOG Resources, Inc.	1,930,820
48,400		Hess Corp.	2,596,176
101,400		Marathon Oil Corp.	2,774,304
45,300		Sunoco, Inc.	1,968,738
44,200	@	Ultra Petroleum Corp.	1,525,342
			19,652,729
		Oil & Gas Services: 3.1%
116,800		Baker Hughes, Inc.	3,745,776
236,300		Halliburton Co.	4,295,934
			8,041,710
		Pharmaceuticals: 5.7%
118,200		Allergan, Inc.	4,765,824
16,500	@,L	Cephalon, Inc.	1,271,160
90,200	@	Medco Health Solutions, Inc.	3,780,282
133,300		Wyeth	5,000,083
			14,817,349
		Retail: 3.4%
139,300		JC Penney Co., Inc.	2,744,210
253,500		Macy's, Inc.	2,623,725
362,200	@	Starbucks Corp.	3,426,412
			8,794,347
		Semiconductors: 6.3%
216,900		Analog Devices, Inc.	4,125,438
107,200	@	Broadcom Corp.	1,819,184
601,500		Intel Corp.	8,817,990
264,000	@,@@	Marvell Technology Group Ltd.	1,760,880
			16,523,492
		Software: 5.2%
146,900	@	Intuit, Inc.	3,494,751
338,000		Microsoft Corp.	6,570,720
152,700	@,L	VMware, Inc.	3,617,463
			13,682,934
		Telecommunications: 2.7%
185,800		AT&T, Inc.	5,295,300
4,849	@,@@,L	Nortel Networks Corp.	1,261
896,189		Sprint Nextel Corp.	1,640,026
			6,936,587
		Transportation: 4.2%
24,300		Burlington Northern Santa Fe Corp.	1,839,753
97,900		FedEx Corp.	6,280,285
73,200		Ryder System, Inc.	2,838,695
			10,958,733
Total Common Stock (Cost $372,403,186)			257,469,727
EXCHANGE-TRADED FUNDS: 0.5%
		Exchange-Traded Funds: 0.5%
15,000		SPDR Trust Series 1	1,353,600
Total Exchange-Traded Funds (Cost $1,557,329)			1,353,600
Total Long-Term Investments (Cost $373,960,515)			258,823,327

Shares		Value
SHORT-TERM INVESTMENTS: 2.0%
	Affiliated Mutual Fund: 0.7%
1,812,773	ING Institutional Prime Money Market Fund - Class I	$1,812,774
Total Mutual Fund (Cost $1,812,774)		1,812,774

Principal Amount		Value
	Securities Lending Collateralcc: 1.3%
$3,487,032	Bank of New York Mellon Corp. Institutional Cash Reserves	3,251,795
Total Securities Lending Collateral (Cost $3,487,032)		3,251,795
Total Short-Term Investments (Cost $5,299,806)		5,064,569

Total Investments in Securities (Cost $379,260,321)*	101.1%	$263,887,896
Other Assets and Liabilities - Net	(1.1)	(2,833,100)
Net Assets	100.0%	$261,054,796

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $384,226,411.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,017,613
Gross Unrealized Depreciation	(123,356,128)
Net Unrealized Depreciation	$(120,338,515)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$260,636,101	$—
Level 2 — Other Significant Observable Inputs	3,251,795	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$263,887,896	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 96.1%
		Agriculture: 1.5%
230,400		Altria Group, Inc.	$3,469,824
118,900		Philip Morris International, Inc.	5,173,339
			8,643,163
		Airlines: 0.2%
96,100		Southwest Airlines Co.	828,382
			828,382
		Banks: 11.0%
915,500		Bank of America Corp.	12,890,240
538,431		Bank of New York Mellon Corp.	15,253,750
35,000	@@,L	Barclays PLC ADR	343,000
25,000		Goldman Sachs Group, Inc.	2,109,750
404,300		JPMorgan Chase & Co.	12,747,579
112,400		PNC Financial Services Group, Inc.	5,507,600
160,500		US Bancorp.	4,014,105
335,500		Wells Fargo & Co.	9,890,540
			62,756,564
		Beverages: 2.5%
240,900		Coca-Cola Co.	10,905,543
183,616	@	Dr Pepper Snapple Group, Inc.	2,983,760
			13,889,303
		Chemicals: 1.2%
277,888		EI Du Pont de Nemours & Co.	7,030,566
			7,030,566
		Commercial Services: 0.2%
88,300		Western Union Co.	1,266,222
			1,266,222
		Computers: 4.2%
90,000	@	Computer Sciences Corp.	3,162,600
797,300	@	Dell, Inc.	8,164,352
142,300		Hewlett-Packard Co.	5,164,067
85,400		International Business Machines Corp.	7,187,264
			23,678,283
		Diversified Financial Services: 0.2%
88,100		Merrill Lynch & Co., Inc.	1,025,484
			1,025,484
		Electrical Components & Equipment: 0.6%
99,700		Emerson Electric Co.	3,650,017
			3,650,017
		Food: 7.4%
399,287	@@	Cadbury PLC ADR	14,242,567
514,240		Kraft Foods, Inc.	13,807,344
294,000		Sara Lee Corp.	2,878,260
454,900	@@	Unilever NV ADR	11,167,795
			42,095,966
		Forest Products & Paper: 3.2%
1,545,577		International Paper Co.	18,237,809
			18,237,809

Shares			Value
		Healthcare-Products: 0.9%
673,300	@	Boston Scientific Corp.	$5,211,342
			5,211,342
		Healthcare-Services: 1.0%
110,000		UnitedHealth Group, Inc.	2,926,000
67,800	@	WellPoint, Inc.	2,856,414
			5,782,414
		Household Products/Wares: 0.3%
36,000		Kimberly-Clark Corp.	1,898,640
			1,898,640
		Insurance: 10.1%
55,300		Aflac, Inc.	2,534,952
1,370	@	Berkshire Hathaway, Inc. - Class B	4,403,180
562,360		Chubb Corp.	28,680,360
187,100		Metlife, Inc.	6,522,306
116,070		Torchmark Corp.	5,188,329
225,105		Travelers Cos., Inc.	10,174,746
			57,503,873
		Internet: 2.9%
892,200	@	eBay, Inc.	12,455,112
570,575	@	Liberty Media Corp. - Interactive - Class A	1,780,194
187,700	@	Yahoo!, Inc.	2,289,940
			16,525,246
		Media: 12.9%
1,422,000		Comcast Corp. - Class A	24,003,360
348,640	@	Liberty Media Corp. - Entertainment	6,094,227
695,000	L	News Corp. - Class B	6,658,100
1,747,900	L	Time Warner, Inc.	17,583,874
994,250	@	Viacom - Class B	18,950,405
			73,289,966
		Mining: 0.9%
425,800		Alcoa, Inc.	4,794,508
			4,794,508
		Miscellaneous Manufacturing: 2.6%
920,700		General Electric Co.	14,915,340
			14,915,340
		Oil & Gas: 1.8%
45,600	@@	BP PLC ADR	2,131,344
82,200		ConocoPhillips	4,257,960
73,800	@@	Total SA ADR	4,081,140
			10,470,444
		Oil & Gas Services: 1.1%
337,800		Halliburton Co.	6,141,204
			6,141,204
		Pharmaceuticals: 14.4%
81,400		Abbott Laboratories	4,344,318
888,500		Bristol-Myers Squibb Co.	20,657,625
283,350		Cardinal Health, Inc.	9,767,075
173,300		Eli Lilly & Co.	6,978,791
63,100	@@	GlaxoSmithKline PLC ADR	2,351,737
660,600		Pfizer, Inc.	11,699,226
46,800	@@	Roche Holding AG ADR	3,582,540

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Pharmaceuticals (continued)
820,100		Schering-Plough Corp.	$13,966,303
234,200		Wyeth	8,784,842
			82,132,457
		Retail: 6.4%
195,400		CVS Caremark Corp.	5,615,796
185,700		Home Depot, Inc.	4,274,814
148,800		JC Penney Co., Inc.	2,931,360
214,400		Lowe's Cos., Inc.	4,613,888
319,800		Macy's, Inc.	3,309,930
277,600		Wal-Mart Stores, Inc.	15,562,256
			36,308,044
		Semiconductors: 1.3%
277,880		Intel Corp.	4,073,721
158,200		KLA-Tencor Corp.	3,447,178
			7,520,899
		Software: 0.6%
164,600		Microsoft Corp.	3,199,824
			3,199,824
		Telecommunications: 6.7%
379,600		AT&T, Inc.	10,818,600
289,200	@	Cisco Systems, Inc.	4,713,960
303,454	@@,L	Telefonaktiebolaget LM Ericsson ADR	2,369,976
592,700		Verizon Communications, Inc.	20,092,530
			37,995,066
Total Common Stock (Cost $742,577,943)			546,791,026
Principal Amount			Value
SHORT-TERM INVESTMENTS: 1.0%
		Securities Lending Collateralcc: 1.0%
$5,891,520		Bank of New York Mellon Corp. Institutional Cash Reserves	5,698,201
Total Short-Term Investments (Cost $5,891,520)			5,698,201

Total Investments in Securities (Cost $748,469,463)*	97.1%	$552,489,227
Other Assets and Liabilities - Net	2.9	16,277,562
Net Assets	100.0%	$568,766,789

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $775,670,146.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,352,556
Gross Unrealized Depreciation	(229,533,475)
Net Unrealized Depreciation	$(223,180,919)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$546,791,026	$—
Level 2 — Other Significant Observable Inputs	5,698,201	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$552,489,227	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND   PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 59.9%
		Aerospace/Defense: 1.5%
206,570		Raytheon Co.	$10,543,333
			10,543,333
		Agriculture: 0.6%
108,380		Philip Morris International, Inc.	4,715,614
			4,715,614
		Airlines: 0.4%
153,800	@	Continental Airlines, Inc.	2,777,628
			2,777,628
		Auto Parts & Equipment: 0.2%
55,558	@@	Autoliv, Inc.	1,192,275
			1,192,275
		Banks: 7.0%
511,124		Bank of America Corp.	7,196,626
724,703	S	JPMorgan Chase & Co.	22,849,886
311,122		Keycorp	2,650,759
130,951	@@	Mitsubishi UFJ Financial Group, Inc. ADR	813,206
302,900	@@	Mizuho Financial Group, Inc. ADR	1,747,733
166,929		PNC Financial Services Group, Inc.	8,179,521
367	@@,X	Sumitomo Mitsui Financial Group, Inc.	1,461,360
181,381		SunTrust Bank	5,357,995
			50,257,086
		Beverages: 0.6%
101,160		Coca-Cola Co.	4,579,513
			4,579,513
		Chemicals: 1.6%
194,770	@@,S	Bayer AG ADR	11,569,338
			11,569,338
		Commercial Services: 0.4%
49,604		Manpower, Inc.	1,686,040
45,600		Robert Half International, Inc.	949,392
			2,635,432
		Computers: 1.1%
87,590	@	EMC Corp.	917,067
193,486		Hewlett-Packard Co.	7,021,607
			7,938,674
		Cosmetics/Personal Care: 1.3%
141,250		Estee Lauder Cos., Inc.	4,373,100
82,960		Procter & Gamble Co.	5,128,587
			9,501,687
		Diversified Financial Services: 0.8%
360,005		Charles Schwab Corp.	5,821,281
			5,821,281
		Electric: 3.5%
381,550		American Electric Power Co., Inc.	12,697,984
62,562		Entergy Corp.	5,200,779
151,160		FirstEnergy Corp.	7,343,353
			25,242,116

Shares			Value
		Food: 4.2%
327,318	@@	Cadbury PLC ADR	$11,675,433
170,160		Kraft Foods, Inc.	4,568,796
559,760	@@,S	Unilever NV ADR	13,742,108
			29,986,337
		Gas: 0.0%
11,000	C	CenterPoint Energy, Inc.	148,500
			148,500
		Healthcare-Products: 1.3%
456,710	@	Boston Scientific Corp.	3,534,935
152,840	@@	Covidien Ltd.	5,538,922
			9,073,857
		Home Furnishings: 0.7%
234,600	@@	Sony Corp. ADR	5,130,702
			5,130,702
		Household Products/Wares: 0.3%
37,570		Kimberly-Clark Corp.	1,981,442
			1,981,442
		Insurance: 4.6%
182,132		Chubb Corp.	9,288,732
623,288	S	Marsh & McLennan Cos., Inc.	15,127,192
201,137		Travelers Cos., Inc.	9,091,392
			33,507,316
		Internet: 1.1%
489,760	@	eBay, Inc.	6,837,050
62,681	@	Symantec Corp.	847,447
			7,684,497
		Leisure Time: 0.3%
125,251		Harley-Davidson, Inc.	2,125,509
			2,125,509
		Media: 4.4%
507,654		Comcast Corp. - Class A	8,569,200
1,353,536		Time Warner, Inc.	13,616,572
495,642	@	Viacom - Class B	9,446,937
			31,632,709
		Mining: 0.9%
161,280		Newmont Mining Corp.	6,564,096
			6,564,096
		Miscellaneous Manufacturing: 1.7%
317,060		General Electric Co.	5,136,372
59,140	@@	Siemens AG ADR	4,479,855
111,640	@@	Tyco International Ltd.	2,411,424
			12,027,651
		Oil & Gas: 6.4%
92,800		Anadarko Petroleum Corp.	3,577,440
105,560	@@	BP PLC ADR	4,933,874
55,360		ConocoPhillips	2,867,648
60,350		Devon Energy Corp.	3,965,599
126,370		ExxonMobil Corp.	10,088,117
37,600		Hess Corp.	2,016,864
161,920		Occidental Petroleum Corp.	9,713,581
170,450	@@	Royal Dutch Shell PLC ADR - Class A	9,023,623
			46,186,746

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND   PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Oil & Gas Services: 0.4%
68,270		Schlumberger Ltd.	$2,889,869
			2,889,869
		Pharmaceuticals: 7.6%
184,780		Abbott Laboratories	9,861,709
414,940		Bristol-Myers Squibb Co.	9,647,355
92,520		Cardinal Health, Inc.	3,189,164
145,690	@@	Novartis AG ADR	7,249,534
102,370	@@	Roche Holding AG ADR	7,836,424
710,380		Schering-Plough Corp.	12,097,771
132,570		Wyeth	4,972,701
			54,854,658
		Retail: 3.3%
382,254		Home Depot, Inc.	8,799,487
275,730		Macy's, Inc.	2,853,806
260,600	@	Starbucks Corp.	2,465,276
169,920	S	Wal-Mart Stores, Inc.	9,525,715
			23,644,284
		Semiconductors: 1.1%
167,500	@@	ASML Holding NV	3,026,725
355,857		Intel Corp.	5,216,864
12	@	Macrovision Solutions Corp.	152
			8,243,741
		Software: 0.0%
32		CA, Inc.	593
			593
		Telecommunications: 2.6%
786,660	@,@@	Alcatel SA ADR	1,691,319
347,580	@	Cisco Systems, Inc.	5,665,554
330,881		Verizon Communications, Inc.	11,216,866
			18,573,739
Total Common Stock (Cost $514,076,886)			431,030,223
EXCHANGE-TRADED FUNDS: 0.3%
		Exchange-Traded Funds: 0.3%
51,905		KBW Regional Banking ETF	1,513,550
11,643		Regional Bank Holders Trust	880,560
Total Exchange-Traded Funds (Cost $2,884,935)			2,394,110
PREFERRED STOCK: 2.9%
		Agriculture: 0.2%
45,000		Archer-Daniels-Midland Co.	1,705,500
			1,705,500
		Banks: 0.9%
7,460		Bank of America Corp.	4,849,000
23,944		Keycorp	1,712,954
			6,561,954
		Diversified Financial Services: 0.2%
35,000	P	Omnicare, Inc.	1,281,875
			1,281,875
		Healthcare-Services: 0.1%
1,700	#	Healthsouth Corp.	716,550
			716,550

Shares			Value
		Household Products/Wares: 0.1%
26,425		Avery Dennison Corp.	$905,056
			905,056
		Housewares: 0.2%
46,000	P	Newell Financial Trust I	1,207,500
			1,207,500
		Mining: 0.1%
1,183		Freeport-McMoRan Copper & Gold, Inc.	738,584
			738,584
		Pharmaceuticals: 0.4%
18,488		Schering-Plough Corp.	3,226,156
			3,226,156
		Pipelines: 0.4%
107,000	P	El Paso Energy Capital Trust I	2,739,200
			2,739,200
		Telecommunications: 0.3%
6,000	P	Lucent Technologies Capital Trust I	2,040,000
			2,040,000
Total Preferred Stock (Cost $33,147,495)			21,122,375
Principal Amount			Value
CONVERTIBLE BONDS: 7.6%
		Advertising: 0.5%
$1,060,000	C	Interpublic Group of Cos., Inc., 4.250%, due 03/15/23	692,975
1,833,000	#,C	Interpublic Group of Cos., Inc., 4.750%, due 03/15/23	1,065,431
1,453,000	C,Z	Omnicom Group, 0.180%, due 07/31/32	1,393,064
			3,151,470
		Aerospace/Defense: 0.5%
3,625,000	C	L-3 Communications Corp., 3.000%, due 08/01/35	3,625,000
			3,625,000
		Airlines: 0.1%
1,500,000	C	UAL Corp., 4.500%, due 06/30/21	699,750
			699,750
		Banks: 0.0%
108,000		National City Corp., 4.000%, due 02/01/11	96,795
			96,795
		Biotechnology: 1.4%
8,000,000	#	Amgen, Inc., 0.375%, due 02/01/13	7,650,000
2,550,000	C	Life Technologies Corp., 1.500%, due 02/15/24	1,925,250
725,000	C	Life Technologies Corp., 3.250%, due 06/15/25	619,875
			10,195,125

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND   PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Computers: 0.6%
$1,000,000		Cadence Design Systems, Inc., 1.375%, due 12/15/11	$630,000
1,100,000		Cadence Design Systems, Inc., 1.500%, due 12/15/13	503,250
1,851,000	+,C	DST Systems, Inc., 4.125% (step rate 0.000%), due 08/15/23	1,779,274
520,000	#	NetApp, Inc., 1.750%, due 06/01/13	395,850
2,548,000		SanDisk Corp., 1.000%, due 05/15/13	1,031,940
			4,340,314
		Entertainment: 0.4%
3,014,000	C	International Game Technology, 2.600%, due 12/15/36	2,863,300
			2,863,300
		Environmental Control: 0.2%
1,161,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	1,044,900
			1,044,900
		Healthcare-Products: 0.6%
1,300,000	C	Advanced Medical Optics, Inc., 2.500%, due 07/15/24	1,059,500
2,250,000	C	Advanced Medical Optics, Inc., 3.250%, due 08/01/26	798,750
1,402,000	C	Affymetrix, Inc., 3.500%, due 01/15/38	548,533
2,310,000		Medtronic, Inc., 1.500%, due 04/15/11	2,159,850
			4,566,633
		Internet: 0.2%
1,683,000		Symantec Corp., 0.750%, due 06/15/11	1,598,850
			1,598,850
		Media: 0.3%
1,477,100	C	Liberty Media Corp., 3.125%, due 03/30/23	1,067,205
1,615,000	C	Sinclair Broadcast Group, Inc., 6.000%, due 09/15/12	742,900
			1,810,105
		Miscellaneous Manufacturing: 0.7%
3,750,000	C	3M Co., 2.400%, due 11/21/32	2,756,250
2,700,000	C	Eastman Kodak Co., 3.375%, due 10/15/33	2,190,375
			4,946,625
		Oil & Gas Services: 0.1%
974,000	C	Cameron International Corp., 2.500%, due 06/15/26	966,695
			966,695
		Packaging & Containers: 0.4%
3,400,000	#,C	Sealed Air Corp., 3.000%, due 06/30/33	3,077,000
			3,077,000

Principal Amount			Value
		Pharmaceuticals: 1.1%
$3,400,000		Mylan, Inc., 1.250%, due 03/15/12	$2,516,000
3,890,000	C	Omnicare, Inc., 3.250%, due 12/15/35	2,202,713
3,512,000	C	Watson Pharmaceuticals, Inc., 1.750%, due 03/15/23	3,283,720
			8,002,433
		Semiconductors: 0.2%
2,208,000	#	Xilinx, Inc., 3.125%, due 03/15/37	1,509,720
			1,509,720
		Telecommunications: 0.3%
2,000,000	#,C	JDS Uniphase Corp., 1.000%, due 05/15/26	1,090,000
1,928,000	C	Lucent Technologies, Inc., 2.875%, due 06/15/25	908,570
			1,998,570
Total Convertible Bonds (Cost $68,017,088)			54,493,285
CORPORATE BONDS/NOTES: 8.8%
		Agriculture: 0.1%
290,000	C	Archer-Daniels-Midland Co., 5.450%, due 03/15/18	285,962
270,000	@@,#,C	BAT International Finance PLC, 9.500%, due 11/15/18	300,627
495,000		Philip Morris International, Inc., 5.650%, due 05/16/18	491,592
			1,078,181
		Airlines: 0.2%
414,702		America West Airlines, Inc., 7.100%, due 04/02/21	257,115
1,300,000	C	AMR Corp., 4.500%, due 02/15/24	1,267,500
			1,524,615
		Auto Manufacturers: 0.0%
325,000	@@	Daimler Finance NA, LLC, 7.750%, due 01/18/11	294,208
			294,208
		Banks: 1.5%
1,270,000		Bank of America Corp., 5.650%, due 05/01/18	1,279,832
615,000		Bank of America Corp., 5.750%, due 12/01/17	615,100
330,000		Bank of New York Mellon Corp., 4.500%, due 04/01/13	328,440
275,000		Bank of New York Mellon Corp., 5.125%, due 08/27/13	281,293
365,000		Citigroup, Inc., 5.875%, due 05/29/37	365,979
575,000		Citigroup, Inc., 6.125%, due 11/21/17	582,047
545,000		Citigroup, Inc., 6.125%, due 05/15/18	552,036
150,000	@@	Credit Suisse New York, 5.000%, due 05/15/13	144,504
370,000	@@	Credit Suisse New York, 6.000%, due 02/15/18	340,359

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND   PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$1,065,000		Goldman Sachs Group, Inc., 6.150%, due 04/01/18	$1,025,192
725,000	C	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	590,238
465,000	@@,#	HBOS PLC, 6.750%, due 05/21/18	409,926
930,000		JPMorgan Chase & Co., 4.750%, due 05/01/13	918,581
305,000		JPMorgan Chase & Co., 6.000%, due 01/15/18	322,497
500,000		JPMorgan Chase & Co., 6.750%, due 02/01/11	512,833
320,000		Popular North America, Inc., 5.650%, due 04/15/09	317,050
305,000	@@	UBS AG, 5.875%, due 12/20/17	280,660
1,120,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	661,091
245,000		Wachovia Corp., 5.500%, due 05/01/13	242,496
905,000		Wells Fargo & Co., 5.625%, due 12/11/17	945,822
			10,715,976
		Beverages: 0.2%
360,000	@@,C	Diageo Capital PLC, 7.375%, due 01/15/14	383,894
300,000	#,C	Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	296,409
485,000	@@,#	FBG Finance Ltd., 5.125%, due 06/15/15	400,300
			1,080,603
		Biotechnology: 0.1%
425,000	C	Amgen, Inc., 5.850%, due 06/01/17	439,642
340,000	C	Biogen Idec, Inc., 6.875%, due 03/01/18	332,753
			772,395
		Chemicals: 0.0%
215,000	C	EI Du Pont de Nemours & Co., 6.000%, due 07/15/18	226,222
80,000	C	Monsanto Co., 5.125%, due 04/15/18	84,093
			310,315
		Computers: 0.1%
240,000	C	Dell, Inc., 5.650%, due 04/15/18	215,188
135,000	C	Hewlett-Packard Co., 5.500%, due 03/01/18	136,489
400,000	C	International Business Machines Corp., 7.625%, due 10/15/18	480,536
			832,213
		Cosmetics/Personal Care: 0.1%
525,000	C	Procter & Gamble Co., 4.600%, due 01/15/14	550,765
			550,765
		Diversified Financial Services: 1.3%
1,100,000	#	AIG SunAmerica Global Financing VI, 6.300%, due 05/10/11	946,345
550,000		American Express Credit Corp., 7.300%, due 08/20/13	563,523

Principal Amount			Value
$320,000		Bear Stearns Cos., Inc., 6.400%, due 10/02/17	$333,093
480,000		Bear Stearns Cos., Inc., 7.250%, due 02/01/18	526,896
125,000		Caterpillar Financial Services Corp., 4.900%, due 08/15/13	117,272
150,000		Credit Suisse First Boston USA, Inc., 5.125%, due 08/15/15	136,424
475,000	#	Farmers Exchange Capital, 7.050%, due 07/15/28	291,386
250,000		General Electric Capital Corp., 4.250%, due 12/01/10	251,066
970,000		General Electric Capital Corp., 5.625%, due 09/15/17	977,429
1,170,000		General Electric Capital Corp., 5.625%, due 05/01/18	1,180,601
260,000	#,C	Harley-Davidson Funding Corp., 6.800%, due 06/15/18	140,502
160,000		HSBC Finance Corp., 4.125%, due 11/16/09	158,560
150,000		HSBC Finance Corp., 6.375%, due 10/15/11	147,670
775,000		HSBC Finance Corp., 6.750%, due 05/15/11	772,057
50,000		HSBC Finance Corp., 8.000%, due 07/15/10	50,850
305,000		John Deere Capital Corp., 5.750%, due 09/10/18	297,397
75,000	#	John Hancock Global Funding II, 7.900%, due 07/02/10	77,414
990,000		Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	1,037,347
345,000		NYSE Euronext, 4.800%, due 06/28/13	334,966
200,000	@@,#,C	Pearson Dollar Finance PLC, 6.250%, due 05/06/18	168,804
355,000	@@,#,C	Two-Rock Pass-through Trust, 3.230%, due 02/11/50	7,544
690,000	#	Xlliac Global Funding, 4.800%, due 08/10/10	483,103
			9,000,249
		Electric: 0.8%
150,000	C	Alabama Power Co., 5.800%, due 11/15/13	156,276
485,000	C	Carolina Power & Light Co., 5.125%, due 09/15/13	487,029
110,000	C	Consumers Energy Co., 4.000%, due 05/15/10	107,179
215,000	C	Consumers Energy Co., 4.800%, due 02/17/09	214,568
280,000	C	Detroit Edison Co., 6.125%, due 10/01/10	281,732
650,000	@@,#,C	E.ON International Finance BV, 5.800%, due 04/30/18	608,798
225,000	C	Entergy Gulf States, Inc., 2.603%, due 12/01/09	216,760
105,000	C	Georgia Power Co., 6.000%, due 11/01/13	110,485
235,000	C	Nisource Finance Corp., 2.723%, due 11/23/09	211,792

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND   PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$250,000	C	Nisource Finance Corp., 6.800%, due 01/15/19	$157,433
210,000	C	Ohio Edison Co., 6.400%, due 07/15/16	188,803
470,000	C	Ohio Power Co., 6.000%, due 06/01/16	450,346
518,000		Pacific Gas & Electric Co., 9.500%, due 06/30/10	1,348,095
190,000	C	Peco Energy Co., 5.350%, due 03/01/18	181,705
200,000	C	PPL Energy Supply, LLC, 6.300%, due 07/15/13	185,355
175,000	C	Public Service Co. of Colorado, 6.500%, due 08/01/38	195,922
230,000	C	Union Electric Co., 6.700%, due 02/01/19	209,942
140,000		Virginia Electric and Power Co., 8.875%, due 11/15/38	177,720
			5,489,940
		Electrical Components & Equipment: 0.0%
280,000	@@,#	LG Electronics, Inc., 5.000%, due 06/17/10	248,772
			248,772
		Electronics: 0.1%
445,000	@@,C	Koninklijke Philips Electronics NV, 5.750%, due 03/11/18	410,713
			410,713
		Environmental Control: 0.0%
150,000	C	Waste Management, Inc., 7.375%, due 08/01/10	152,064
			152,064
		Food: 0.2%
205,000	C	ConAgra Foods, Inc., 7.000%, due 10/01/28	201,637
190,000	C	ConAgra Foods, Inc., 8.250%, due 09/15/30	208,921
90,000	C	Delhaize America, Inc., 9.000%, due 04/15/31	91,238
240,000	C	General Mills, Inc., 5.250%, due 08/15/13	241,691
370,000		Kraft Foods, Inc., 6.125%, due 08/23/18	365,429
65,000		Kraft Foods, Inc., 6.750%, due 02/19/14	67,527
160,000	C	Kroger Co., 5.000%, due 04/15/13	154,176
60,000	C	Kroger Co., 6.400%, due 08/15/17	60,607
			1,391,226
		Healthcare-Products: 0.1%
100,000	C	Baxter International, Inc., 5.375%, due 06/01/18	104,729
325,000	@@,C	Covidien International Finance SA, 6.000%, due 10/15/17	321,154
			425,883

Principal Amount			Value
		Healthcare-Services: 0.3%
$2,544,000	C	LifePoint Hospitals, Inc., 3.500%, due 05/15/14	$1,733,100
265,000	C	UnitedHealth Group, Inc., 6.000%, due 02/15/18	244,915
95,000	C	WellPoint, Inc., 4.250%, due 12/15/09	91,379
			2,069,394
		Insurance: 0.3%
275,000	C	Ace INA Holdings, Inc., 5.600%, due 05/15/15	249,966
660,000	C	Berkshire Hathaway Finance, 5.400%, due 05/15/18	679,691
295,000	#,C	Catlin Insurance Co., Ltd., 7.249%, due 12/31/49	117,460
75,000	C	Chubb Corp., 5.750%, due 05/15/18	72,140
225,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	150,622
300,000	C	Metlife, Inc., 6.817%, due 08/15/18	286,213
250,000		Nationwide Financial Services, 6.250%, due 11/15/11	234,303
205,000	C	Platinum Underwriters Finance, Inc., 7.500%, due 06/01/17	133,254
135,000		Prudential Financial, Inc., 6.625%, due 12/01/37	92,273
235,000	C	Travelers Cos., Inc., 5.800%, due 05/15/18	226,787
			2,242,709
		Iron/Steel: 0.0%
355,000	@@,C	ArcelorMittal, 6.125%, due 06/01/18	243,478
			243,478
		Lodging: 0.0%
295,000	C	Starwood Hotels & Resorts Worldwide, Inc., 6.750%, due 05/15/18	162,482
			162,482
		Media: 0.4%
955,000	C	Comcast Corp., 5.700%, due 05/15/18	897,192
290,000	@@,C	Grupo Televisa SA, 6.000%, due 05/15/18	245,311
445,000	C	Time Warner Cable, Inc., 6.750%, due 07/01/18	429,183
310,000	C	Time Warner Cable, Inc., 8.750%, due 02/14/19	337,647
530,000	C	Time Warner, Inc., 5.875%, due 11/15/16	475,861
495,000	C	Viacom, Inc., 6.875%, due 04/30/36	392,226
435,000	@@,#,C	Vivendi, 6.625%, due 04/04/18	351,610
			3,129,030
		Mining: 0.0%
240,000	@@,C	Rio Tinto Finance USA Ltd., 6.500%, due 07/15/18	176,245
			176,245

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND   PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Miscellaneous Manufacturing: 0.2%
$285,000	C	Cooper Industries, Inc., 5.250%, due 11/15/12	$288,133
710,000		General Electric Co., 5.250%, due 12/06/17	709,081
315,000	C	Honeywell International, Inc., 5.300%, due 03/01/18	321,967
270,000	C	Parker Hannifin Corp., 5.500%, due 05/15/18	261,498
			1,580,679
		Office/Business Equipment: 0.0%
250,000	C	Xerox Corp., 6.350%, due 05/15/18	195,844
			195,844
		Oil & Gas: 0.4%
580,000	C	ConocoPhillips, 5.200%, due 05/15/18	565,501
215,000	C	Devon Financing Corp. ULC, 7.875%, due 09/30/31	237,393
100,000	C	Equitable Resources, Inc., 6.500%, due 04/01/18	93,564
175,000	C	Marathon Oil Corp., 5.900%, due 03/15/18	146,400
285,000	C	Marathon Oil Corp., 6.000%, due 10/01/17	243,406
275,000	@@,C	Petro-Canada, 6.050%, due 05/15/18	227,029
355,000	C	Questar Market Resources, Inc., 6.800%, due 04/01/18	342,158
350,000	C	Valero Energy Corp., 3.500%, due 04/01/09	347,644
395,000	C	XTO Energy, Inc., 5.500%, due 06/15/18	358,222
			2,561,317
		Oil & Gas Services: 0.0%
220,000	@@,C	Weatherford International Ltd., 6.000%, due 03/15/18	185,057
			185,057
		Pharmaceuticals: 0.5%
1,487,000	C	Allergan, Inc., 1.500%, due 04/01/26	1,496,294
300,000	@@,C	AstraZeneca PLC, 5.900%, due 09/15/17	319,364
565,000	C	Bristol-Myers Squibb Co., 5.450%, due 05/01/18	586,058
530,000	C	GlaxoSmithKline Capital, Inc., 5.650%, due 05/15/18	557,687
305,000	C	Medco Health Solutions, Inc., 7.125%, due 03/15/18	282,309
190,000	C	Wyeth, 5.450%, due 04/01/17	193,834
60,000	C	Wyeth, 5.500%, due 02/15/16	61,186
			3,496,732
		Pipelines: 0.2%
135,000	C	CenterPoint Energy Resources Corp., 6.250%, due 02/01/37	95,552
90,000	C	CenterPoint Energy Resources Corp., 7.875%, due 04/01/13	83,439
175,000	C	Dominion Resources, Inc., 6.250%, due 11/01/11	176,003

Principal Amount			Value
$230,000	C	Kinder Morgan Energy Partners LP, 5.950%, due 02/15/18	$196,626
485,000	C	Plains All American Pipeline LP, 6.700%, due 05/15/36	321,751
215,000	C	Texas Eastern Transmission LP, 7.000%, due 07/15/32	199,300
300,000	@@,C	TransCanada Pipelines Ltd., 6.500%, due 08/15/18	294,836
			1,367,507
		Real Estate: 0.1%
110,000	@@,C	Brookfield Asset Management, Inc., 5.800%, due 04/25/17	95,658
575,000	@@	Brookfield Asset Management, Inc., 7.125%, due 06/15/12	585,502
			681,160
		Retail: 0.3%
130,000	C	CVS Caremark Corp., 5.750%, due 08/15/11	130,528
130,000	C	CVS Caremark Corp., 5.750%, due 06/01/17	122,590
419,627	#,C	CVS Lease Pass-through, 6.036%, due 12/10/28	255,813
430,000	C	Home Depot, Inc., 5.400%, due 03/01/16	385,369
180,000	C	Walgreen Co., 4.875%, due 08/01/13	185,564
470,000		Wal-Mart Stores, Inc., 4.250%, due 04/15/13	484,232
50,000		Wal-Mart Stores, Inc., 5.800%, due 02/15/18	55,427
380,000	C	Yum! Brands, Inc., 8.875%, due 04/15/11	385,093
			2,004,616
		Savings & Loans: 0.2%
595,000	@@,#	Nationwide Building Society, 4.250%, due 02/01/10	589,008
830,000		Sovereign Bancorp., Inc., 1.728%, due 03/23/10	737,202
			1,326,210
		Semiconductors: 0.2%
340,000	C	Kla-Tencor Corp., 6.900%, due 05/01/18	257,557
1,927,000	#,C	Linear Technology Corp., 3.000%, due 05/01/27	1,404,301
			1,661,858
		Software: 0.1%
450,000	C	Oracle Corp., 5.750%, due 04/15/18	471,532
			471,532
		Telecommunications: 0.7%
200,000	C	AT&T Corp., 8.000%, due 11/15/31	251,964
140,000	C	AT&T, Inc., 5.600%, due 05/15/18	142,798
270,000	C	AT&T, Inc., 6.150%, due 09/15/34	278,408
795,000	C	AT&T, Inc., 6.300%, due 01/15/38	843,280

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND   PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Telecommunications (continued)
$245,000	@@	Deutsche Telekom International Finance BV, 8.750%, due 06/15/30	$302,932
425,000	@@,C	France Telecom SA, 8.500%, due 03/01/31	535,076
515,000	@@,C	Telecom Italia Capital SA, 4.000%, due 01/15/10	473,914
55,000	@@,C	Telecom Italia Capital SA, 4.875%, due 10/01/10	49,795
185,000	@@,C	Telecom Italia Capital SA, 6.999%, due 06/04/18	150,323
550,000	@@,C	Telefonica Europe BV, 8.250%, due 09/15/30	645,841
800,000	C	Verizon Communications, Inc., 5.500%, due 02/15/18	770,830
165,000	C	Verizon Communications, Inc., 8.950%, due 03/01/39	213,787
395,000	@@,C	Vodafone Group PLC, 5.625%, due 02/27/17	372,783
			5,031,731
		Transportation: 0.1%
400,000	C	Burlington Northern Santa Fe Corp., 6.125%, due 03/15/09	400,909
80,000	@@,C	Canadian National Railway Co., 5.550%, due 05/15/18	80,023
330,000	C	Union Pacific Corp., 7.875%, due 01/15/19	377,672
			858,604
Total Corporate Bonds/Notes (Cost $68,527,082)			63,724,303
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.9%
		Federal Home Loan Mortgage Corporation##: 1.1%
260,000		5.125%, due 11/17/17	301,798
2,150,000		6.250%, due 07/15/32	3,013,165
3,200,000		6.750%, due 03/15/31	4,708,346
			8,023,309
		Federal National Mortgage Association##: 1.8%
4,600,000		5.000%, due 05/11/17	5,254,106
5,275,000		6.625%, due 11/15/30	7,641,455
			12,895,561
Total U.S. Government Agency Obligations (Cost $17,141,750)			20,918,870
U.S. TREASURY OBLIGATIONS: 11.1%
		U.S. Treasury Bonds: 2.9%
155,000		3.750%, due 11/15/18	175,513
5,900,000		4.000%, due 02/15/15	6,724,159
1,130,000		4.625%, due 02/15/17	1,336,755
475,000		4.750%, due 02/15/37	662,031
10,000,000		5.750%, due 08/15/10	10,861,720
89,000		8.750%, due 05/15/17	130,997
379,000		8.875%, due 08/15/17-02/15/19	572,113
231,000		9.000%, due 11/15/18	356,859
35,000		9.125%, due 05/15/18	54,127
			20,874,274

Principal Amount			Value
		U.S. Treasury Notes: 7.9%
$11,800,000		2.000%, due 02/28/10	$12,016,188
25,520,000		2.750%, due 02/28/13-10/31/13	27,144,251
2,870,000		3.250%, due 12/31/09	2,952,851
1,835,000		3.625%, due 12/31/12	2,022,515
5,000		4.125%, due 08/31/12	5,531
9,975,000		4.500%, due 02/28/11	10,788,591
2,100,000		5.125%, due 06/30/11	2,324,931
			57,254,858
		U.S. Treasury STRIP: 0.3%
3,100,000	^,Z	4.100%, due 05/15/25	1,844,636
			1,844,636
Total U.S. Treasury Obligations (Cost $75,135,213)			79,973,768
ASSET-BACKED SECURITIES: 0.6%
		Automobile Asset-Backed Securities: 0.5%
908,334	C	Capital Auto Receivables Asset Trust, 1.255%, due 07/15/10	847,766
792,730	C	Capital Auto Receivables Asset Trust, 4.980%, due 05/15/11	779,335
251,106	C	Capital One Auto Finance Trust, 5.070%, due 07/15/11	243,518
57,462	C	Ford Credit Auto Owner Trust, 5.050%, due 03/15/10	57,350
630,011	C	Ford Credit Auto Owner Trust, 5.260%, due 10/15/10	624,830
442,164	C	Harley-Davidson Motorcycle Trust, 4.070%, due 02/15/12	431,725
615,516	C	Harley-Davidson Motorcycle Trust, 4.410%, due 06/15/12	605,825
200,000	#,C	Hertz Vehicle Financing, LLC, 4.930%, due 02/25/10	198,737
			3,789,086
		Other Asset-Backed Securities: 0.1%
79,593	C	Caterpillar Financial Asset Trust, 5.570%, due 05/25/10	79,585
284,641	C	CIT Equipment Collateral, 5.070%, due 02/20/10	283,752
73,039	C	CNH Equipment Trust, 5.200%, due 06/15/10	72,949
			436,286
Total Asset-Backed Securities (Cost $4,334,149)			4,225,372
OTHER BONDS: 0.3%
		Foreign Government Bonds: 0.3%
960,000	C	Federative Republic of Brazil, 6.000%, due 01/17/17	996,000
295,000	#	Korea Railroad Corp., 5.375%, due 05/15/13	247,724
600,000	C	Mexico Government International Bond, 5.625%, due 01/15/17	603,000
Total Other Bonds (Cost $1,808,522)			1,846,724

Total Investments in Securities (Cost $785,073,120)*	94.4%	$679,729,030
Other Assets and Liabilities - Net	5.6	40,124,882
Net Assets	100.0%	$719,853,912

See Accompanying Notes to Financial Statements

ING VAN KAMPEN EQUITY AND   PORTFOLIO OF INVESTMENTS
INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

+  Step basis bonds. Interest rates shown reflect current and next coupon rates.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $788,201,758.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$29,375,218
Gross Unrealized Depreciation	(137,847,946)
Net Unrealized Depreciation	$(108,472,728)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$433,275,833	$—
Level 2 — Other Significant Observable Inputs	246,196,082	—
Level 3 — Significant Unobservable Inputs	257,115	—
Total	$679,729,030	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 12/31/07	$1,258,017	$—
Net Purchases/(Sales)	(808,303)	—
Accrued Discounts/(Premiums)	(1,290)	—
Total Realized Gain/(Loss)	(123,209)	—
Total Unrealized Appreciation/(Depreciation)	(68,100)	—
Net Transfers In/(Out) of Level 3	—	—
Ending Balance at 12/31/08	$257,115	$—

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(171,600). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount
ING American Century Large Company Value Portfolio
Class ADV	NII	$1.1745
Class I	NII	$1.4257
Class S	NII	$1.3547
All Classes	STCG	$0.1540
All Classes	LTCG	$4.5115
ING American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.0509
Class I	NII	$0.1148
Class S	NII	$0.0818
All Classes	STCG	$0.9482
All Classes	LTCG	$0.3569
ING Baron Asset Portfolio
All Classes	LTCG	$0.1579
ING Baron Small Cap Growth Portfolio
All Classes	LTCG	$0.5232
ING Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0156
Class I	NII	$0.0248
Class S	NII	$0.0084
All Classes	STCG	$0.0413
All Classes	LTCG	$0.0422
ING Davis New York Venture Portfolio
Class ADV	NII	$0.0392
Class I	NII	$0.1556
Class S	NII	$0.1249
All Classes	STCG	$0.0388
All Classes	LTCG	$0.1404
ING JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.1803
Class I	NII	$0.3397
Class S	NII	$0.2763
All Classes	STCG	$0.0155
All Classes	LTCG	$1.3017
ING Neuberger Berman Partners Portfolio
Class ADV	NII	$—
Class I	NII	$0.0240
Class S	NII	$—
ING Oppenheimer Global Portfolio
Class ADV	NII	$0.2285
Class I	NII	$0.3252
Class S	NII	$0.2948
All Classes	STCG	$0.0097
All Classes	LTCG	$1.1139
ING Oppenheimer Strategic Income Portfolio
Class ADV	NII	$0.5094
Class I	NII	$0.5589
Class S	NII	$0.5408
All Classes	LTCG	$0.0373

Fund Name	Type	Per Share Amount
ING PIMCO Total Return Portfolio
Class ADV	NII	$0.5179
Class I	NII	$0.5543
Class S	NII	$0.5368
All Classes	STCG	$0.0639
All Classes	LTCG	$0.1074
ING Pioneer High Yield Portfolio
Class ADV	NII	$0.6531
Class I	NII	$0.6999
Class S	NII	$0.6771
All Classes	STCG	$0.1814
All Classes	LTCG	$0.0442
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.0344
Class S	NII	$0.0026
All Classes	STCG	$0.2476
All Classes	LTCG	$1.0296
ING T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$0.0747
Class I	NII	$0.6349
Class S	NII	$0.4386
All Classes	ROC	$0.0518
All Classes	STCG	$0.3732
All Classes	LTCG	$3.5507
ING Templeton Foreign Equity Portfolio
Class ADV	NII	$0.2292
Class I	NII	$0.2661
Class S	NII	$0.2319
ING Thornburg Value Portfolio
Class ADV	NII	$0.0599
Class I	NII	$0.1494
Class S	NII	$0.0334
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	NII	$0.1294
Class I	NII	$0.2210
Class S	NII	$0.1559
ING Van Kampen Comstock Portfolio
Class ADV	NII	$0.3033
Class I	NII	$0.4628
Class S	NII	$0.4016
All Classes	STCG	$0.0808
All Classes	LTCG	$0.5672
ING Van Kampen Equity and Income Portfolio
Class ADV	NII	$1.3709
Class I	NII	$1.7469
Class S	NII	$1.6443
All Classes	STCG	$0.2537
All Classes	LTCG	$1.6542

NII — Net investment income
ROC — Return of capital
STCG — Short-term capital gain
LTCG — Long-term capital gain

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Century Large Company Value Portfolio	100.00%
ING American Century Small-Mid Cap Value Portfolio	17.96%
ING Columbia Small Cap Value II Portfolio	57.56%
ING Davis New York Venture Portfolio	87.77%
ING JPMorgan Mid Cap Value Portfolio	100.00%
ING Neuberger Berman Partners Portfolio	100.00%
ING Oppenheimer Global Portfolio	20.40%
ING Oppenheimer Strategic Income Portfolio	0.13%
ING Pioneer High Yield Portfolio	3.49%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	35.46%
ING T. Rowe Price Growth Equity Portfolio	73.45%
ING Templeton Foreign Equity Portfolio	0.31%
ING Thornburg Value Portfolio	100.00%
ING UBS U.S. Large Cap Equity Portfolio	100.00%
ING Van Kampen Comstock Portfolio	94.77%
ING Van Kampen Equity and Income Portfolio	50.33%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2008. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Oppenheimer Global Portfolio	$4,232,490	$0.0289	73.65%
ING Templeton Foreign Equity Portfolio	$2,341,770	$0.0316	99.36%

*  None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affair of the Fund are managed under the direction of the Board. A Director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Funds and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Director
Independent Directors:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director	November 2007 - Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004)	161	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Director	November 1997 - Present	President, Bechtler Arts Foundation (March 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	161	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Director	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	161	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	161	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	161	Bankers Trust Company, N.A. (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	161	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corporation (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2006 - Present	Consultant (May 2001 - Present).	161	Global Alternative Asset Management, Inc. (October 2007 - Present) and Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	161	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Director
Trustees who are "Interested Persons":

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	161	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).	200	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board's retirement policy, which states that each Independent Director shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Director reaches the age of 70, if that Director qualifies for a retirement benefit as discussed in the board's retirement policy; or (b) the Director reaches the age of 72 or has served as a Director for 15 years, whichever comes first, if that Director does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table (except for Mr. Mathews),"Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	January 2005 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	January 2005 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2005 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services, LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. (the "Company"), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between Directed Services LLC (the "Adviser") and the sub-advisory contracts ("Sub-Advisory Contracts") with the sub-adviser to each Portfolio (collectively, the "Sub-Advisers").

The Independent Directors also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 14, 2008 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Directors considered each Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios' existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees ("IRCs"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to an IRC, which

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the Portfolios' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of advisory and sub-advisory arrangements (including the Portfolios' Advisory and Sub-Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies ("SPGs") to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios' Advisory and Sub-Advisory Contracts that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2009, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and each Sub-Adviser. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolio's benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Directors; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for the Adviser and the relevant Sub-Adviser; (7) financial statements for the Adviser and the relevant Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolios') advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of each Portfolio; and (11) other information relevant to the Board's evaluations.

Class I shares were used for purposes of certain comparisons between each Portfolio and its SPG. This share class was selected so that a Portfolio's share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Portfolios' SPGs were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

"manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Advisers are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and each Sub-Adviser, and evaluated the ability of the Adviser and each Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and each Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2008. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis" below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Portfolio that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic, and the Independent Directors who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or Sub-Advisers for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with any applicable administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structure of each Portfolio as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the relevant Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the arm's-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of many Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Advisers.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and affiliated Sub-Advisers' profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and each Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and Sub-Advisers primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing each Portfolio's current Advisory and Sub-Advisory Contracts for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING American Century Large Company Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Large Company Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the Sub-Adviser's rationale for underperformance, including its analysis regarding the negative effect of investments in the financial sector; and (2) Management's analysis regarding a potential merger of the Portfolio to address the Board's concerns regarding the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board also considered that, effective January 1, 2008, new expense limits were added to the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the board; (3) the Portfolio was launched in January 2006 and it is reasonable too permit it to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the one-year and three-year periods, but underperformed for the most recent calendar quarter, year-to-date, and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

The Board also considered that expense limits were implemented at the Board's direction in 2006, which reduced the Portfolio's total expenses.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Baron Asset Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Asset Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date and one-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative impact that stock selection and overweighting in the financial services sector had on the Portfolio's performance; and (2) the Portfolio commenced operations in January 2006 and therefore had a limited operating history for the purpose of analyzing performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an advisory contract with a breakpoint fee schedule where asset levels necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in January 2006 and it is reasonable to permit it to establish a longer operating history for

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the purposes of evaluating performance; and; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Baron Small Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Small Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented with the exception of the five-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and three year periods, but outperformed for the one-year and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year and three-year periods, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that sector allocation in health care had on the Portfolio's performance; (2) Management's view that the Sub-Adviser historically had been successful in managing the Portfolio in its current style, and its expectation that longer-term performance will improve; and (3) Management will continue to monitor, and the Board and its IRC will periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the board; (3) taking into account that Management will continue to monitor, and the Board or its IRC will periodically review, its performance, it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess whether Management's expectations of improved longer-term performance are realized; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Columbia Small Cap Value II Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the most recent calendar quarter, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Davis New York Venture Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Davis New York Venture Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented with the exception of the five-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, three-year, and five-year periods, and the fourth quintile for the most recent calendar quarter and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that sector allocation had on the Portfolio's performance; (2) Management's view that the Sub-Adviser historically had been successful in managing a similar fund with a style similar to that of the Portfolio, and its expectations that longer-term performance will improve; and (3) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the board; (3) taking into account that Management will continue to monitor, and the Board or its IRC will periodically review, its performance, it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess whether Management's expectations of improved longer-term performance is realized; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and below the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Legg Mason Partners Aggressive Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason Partners Aggressive Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the most recent calendar quarter, the fourth quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the one-year and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that stock selection had on the Portfolio's more recent performance; (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's investment performance; and (3) Management's view that the Sub-Adviser's longer-term performance has been reasonable, and Management's expectation that the Sub-Adviser's performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Neuberger Berman Partners Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Neuberger Berman Partners Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) that there was a change in control of the sub-adviser; and (2) Management's representation that it will continue to monitor the Portfolio's performance in light of the sub-advisers' change in control.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING OpCap Balanced Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING OpCap Balanced Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented with the exception of the three-year and five-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date, one-year, three-year, and five-year periods.

In analyzing this performance data, the Board took into account that it had approved, at the Board's July 2008 meeting, the liquidation and dissolution of the Portfolio, and that this liquidation would be completed during November 2008 if approved by the Portfolio's shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that, effective January 1, 2008, at the Board's direction, lower expense limits were instituted for the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

negative effect that stock selection and sector allocation had on the Portfolio's performance; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's performance; and (3) Management's expectation that the Portfolio's longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Strategic Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Strategic Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, and three-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance in reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Morningstar category for the one-year, three-year, and five-year periods, the second quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account Management's representations that in April 2008 a management fee waiver arrangement was put into place under which 50% of the savings resulting from corresponding sub-advisory fee reductions would be shared with the Portfolio's investors.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the one-year period, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and five-year periods, during which it

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the third quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the most recent calendar quarter, three-year, and five-year periods, the third quintile for the year-to-date period, and the fourth quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and equal to the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Foreign Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account that the Portfolio launched in January 2006 and therefore had a limited operating history for the purpose of analyzing its performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that, in connection with a merger of ING JPMorgan International Portfolio that was completed in April 2008, the term of Portfolio's expense limitation agreement was extended to May 1, 2010.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in January 2006 and it is reasonable to permit it to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Thornburg Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Thornburg Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, the fourth quintile for the most recent calendar quarter, five-year, and ten-year periods, and the fifth (lowest) quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) that the Sub-Adviser was engaged to manage the Portfolio in August 2006 with a new investment objective and strategy, and therefore the Portfolio's performance history for the three- and five-year periods includes that of a former sub-adviser; and (2) that Management would continue to monitor, and the Board or its IRC would review, the Portfolio's investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) in August 2006 the Portfolio's investment objective, strategy and portfolio management team were changed, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING UBS U.S. Large Cap Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Portfolio

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

outperformed its primary benchmark for the most recent calendar quarter, year-to-date, and five-year periods, but underperformed for the one-year, three-year, and ten-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent quarter, year-to-date, and five-year periods, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the one-year and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that sector allocation and stock selection had on the Portfolio's performance; (2) Management's view that the Sub-Adviser historically had been successful in managing the Portfolio in its current style, and its expectation that longer-term performance will improve; and (3) Management will continue to monitor, and the Board or its IRC will periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Comstock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Comstock Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, three-year, and five-year periods, all periods presented.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the negative effect of sector allocation on the Portfolio's performance, particularly a significant underweight in the energy sector; (2) Management's representations that the Sub-Adviser's investment philosophy, applied over longer periods, had historically resulted in reasonable performance; and (3) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio's investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that: (1) effective January 2008, at the Board's direction following the 2007 annual contracts renewal process, an expense limit was put into place for the Portfolio; (2) effective April 2007, breakpoints were added to the Portfolio's administrative fee; and (3) effective April 2007, a fee waiver was put into place with respect to a portion the management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC will periodically review its performance, the Portfolio's investment performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Equity and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the three-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative impact that the Portfolio's value focus had on the Portfolio's performance; (2) the effect sector weightings had on the Portfolio's performance; and (3) in April 2008 the Portfolio's investment strategy was changed.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-UIPI  (1208-022509)

Annual Report

December 31, 2008

Service Class ("Class S") and
Adviser Class ("Class ADV")

ING Partners, Inc.

■ ING Fidelity® VIP Contrafund® Portfolio*

■ ING Fidelity® VIP Equity-Income Portfolio*

■ ING Fidelity® VIP Growth Portfolio*

■ ING Fidelity® VIP Mid Cap Portfolio*

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Shareholder Expense Examples	8

Report of Independent Registered Public Accounting Firm	9

Statements of Assets and Liabilities	10

Statements of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	16

Portfolios of Investments	23

Tax Information	27

Director and Officer Information	28

Advisory Contract Approval Discussion	33

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product ("GDP") fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") were taken into "conservatorship." Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan ("TARP") would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee ("FOMC") reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year). By contrast, high yield bonds,

2

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2008

represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING FIDELITY® VIP CONTRAFUND® PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Contrafund® Portfolio (the "Portfolio") seeks long-term capital appreciation by investing all of its assets in the Service Class 2 shares of the VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report.

For the year ended December 31, 2008, the Portfolio's Class S and Class ADV shares returned (42.90)% and (43.00)%, respectively, compared to the S&P 500® Index(1), which returned (37.00)%.

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes S and ADV November 15, 2004
Class S	(42.90)%	(2.71)%
Class ADV	(43.00)%	(2.96)%
S&P 500® Index(1)	(37.00)%	(3.32	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Contrafund® Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

4

PORTFOLIO MANAGERS' REPORT

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO

ING Fidelity® VIP Equity-Income Portfolio (the "Portfolio") seeks reasonable income by investing all of its assets in the Service Class 2 shares of the VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report.

For the year ended December 31, 2008, the Portfolio's Class S and Class ADV shares returned (42.96)% and (43.07)%, respectively, compared to the Russell 3000® Value Index(1), which returned (36.25)%.

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes S and ADV November 15, 2004
Class S	(42.96)%	(6.85)%
Class ADV	(43.07)%	(7.15)%
Russell 3000® Value Index(1)	(36.25)%	(2.56	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Equity-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

(1) The Russell 3000® Value Index measures the performance of those Russell 3000 securities with lower price-to-book ratios and lower forecasted growth values.

(2) Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

5

ING FIDELITY® VIP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Growth Portfolio (the "Portfolio") seeks capital appreciation by investing all of its assets in the Service Class 2 shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Growth Portfolio Annual Report.

For the year ended December 31, 2008, the Portfolio's Class S and Class ADV shares returned (47.49)% and (47.66)%, respectively, compared to the Russell 3000® Growth Index(1), which returned (38.44)%.

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes S and ADV November 15, 2004
Class S	(47.49)%	(6.55)%
Class ADV†	(47.66)%	(9.00)%
Russell 3000® Growth Index(1)	(38.44)%	(3.78	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Growth Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

† On May 5, 2006, all outstanding shares of Class ADV were fully redeemed. On October 30, 2006, Class ADV re-commenced operations. The returns for Class ADV include the performance of Class S, adjusted to reflect the higher expenses of Class ADV, for the period between May 6, 2006 to October 29, 2006.

(1) The Russell 3000® Growth Index is an index that measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(2) Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

6

PORTFOLIO MANAGERS' REPORT

ING FIDELITY® VIP MID CAP PORTFOLIO

ING Fidelity® VIP Mid Cap Portfolio (the "Portfolio") seeks long-term growth of capital by investing all of its assets in the Service Class 2 shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report.

For the year ended December 31, 2008, the Portfolio's Class S and Class ADV shares returned (39.82)% and (39.90)%, respectively, compared to the S&P MidCap 400® Index(1), which returned (36.23)%.

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes S and ADV November 15, 2004
Class S	(39.82)%	(0.88)%
Class ADV	(39.90)%	(1.13)%
S&P MidCap 400 Index(1)	(36.23)%	(1.38	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Mid Cap Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

(1) The S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2) Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008, unless otherwise indicated. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Fidelity® VIP Contrafund® Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
Class S	$1,000.00	$652.10	1.21%	$5.02	$1,000.00	$1,019.05	1.21%	$6.14
Class ADV	1,000.00	651.50	1.46	6.06	1,000.00	1,017.80	1.46	7.41

ING Fidelity® VIP Equity-Income Portfolio

Class S	$1,000.00	$669.80	1.12%	$4.70	$1,000.00	$1,019.51	1.12%	$5.69
Class ADV	1,000.00	669.00	1.37	5.75	1,000.00	1,018.25	1.37	6.95

ING Fidelity® VIP Growth Portfolio

Class S	$1,000.00	$586.60	1.23%	$4.91	$1,000.00	$1,018.95	1.23%	$6.24
Class ADV	1,000.00	585.30	1.48	5.90	1,000.00	1,017.70	1.48	7.51

ING Fidelity® VIP Mid Cap Portfolio

Class S	$1,000.00	$647.10	1.23%	$5.09	$1,000.00	$1,018.95	1.23%	$6.24
Class ADV	1,000.00	646.60	1.48	6.13	1,000.00	1,017.70	1.48	7.51

*  Expenses are equal to each Portfolio's respective annualized expense ratios, including the expenses of the underlying fund, multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Fidelity VIP Contrafund Portfolio, ING Fidelity VIP Equity-Income Portfolio, ING Fidelity VIP Growth Portfolio, and ING Fidelity VIP Mid Cap Portfolio, each a series of ING Partners, Inc., as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from November 15, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent of the master funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2009

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Growth Portfolio	ING Fidelity® VIP Mid Cap Portfolio
ASSETS:
Investments in affiliated master fund(1) at value*	$294,138,616	$33,165,625	$24,527,588	$51,203,296
Cash	311	975	2	264
Receivables:
Investments in affiliated master fund sold	842,960	101,884	32,338	201
Fund shares sold	1,471	20	—	8,123
Total assets	294,983,358	33,268,504	24,559,928	51,211,884
LIABILITIES:
Payable for investments in affiliated master fund purchased	1,447	—	—	8,123
Payable for fund shares redeemed	842,984	101,904	32,338	201
Payable to affiliates	72,065	8,224	6,036	12,738
Total liabilities	916,496	110,128	38,374	21,062
NET ASSETS	$294,066,862	$33,158,376	$24,521,554	$51,190,822
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$555,270,321	$62,727,875	$39,665,289	$80,784,986
Undistributed net investment income	2,521,994	979,171	115,451	2,903,690
Accumulated net realized gain (loss) on affiliated master fund	(1,586,569)	(3,250,758)	68,710	5,503,345
Net unrealized depreciation on affiliated master fund	(262,138,884)	(27,297,912)	(15,327,896)	(38,001,199)
NET ASSETS	$294,066,862	$33,158,376	$24,521,554	$51,190,822
* Cost of investments in affiliated master fund	$556,277,500	$60,463,537	$39,855,484	$89,204,495
Class S:
Net assets	$290,170,085	$32,759,292	$24,505,611	$49,238,009
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	46,173,808	5,428,097	3,384,853	5,543,919
Net asset value and redemption price per share	$6.28	$6.04	$7.24	$8.88
Class ADV:
Net assets	$3,896,777	$399,084	$15,943	$1,952,813
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	624,536	66,666	2,213	221,734
Net asset value and redemption price per share	$6.24	$5.99	$7.20	$8.81

(1)  The affiliated master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income, ING Fidelity® VIP Growth and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income, Fidelity® VIP Growth and Fidelity® VIP MidCap Portfolios, respectively. These financial statements should be read in conjunction with the affiliated master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Growth Portfolio	ING Fidelity® VIP Mid Cap Portfolio
INVESTMENT INCOME:
Dividends from affiliated master fund(1)	$3,370,677	$1,124,463	$224,295	$167,054
Total investment income	3,370,677	1,124,463	224,295	167,054
EXPENSES:
Distribution and service fees:
Class S	943,013	113,482	86,473	167,080
Class ADV	30,582	3,552	120	14,010
Administrative service fees	191,658	23,051	17,306	34,816
Total expenses	1,165,253	140,085	103,899	215,906
Net investment income (loss)	2,205,424	984,378	120,396	(48,852)
REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED MASTER FUND:
Realized gain distributions from affiliated master fund	10,468,407	47,566	—	11,013,281
Net realized gain (loss) on sales of affiliated master fund	(11,725,242)	(3,293,221)	76,015	(2,542,616)
Net realized gain (loss) on affiliated master fund	(1,256,835)	(3,245,655)	76,015	8,470,665
Net change in unrealized appreciation or depreciation on affiliated master fund	(207,595,158)	(22,117,601)	(21,331,658)	(42,284,695)
Net realized and unrealized loss on affiliated master fund and realized gain distributions from affiliated master fund	(208,851,993)	(25,363,256)	(21,255,643)	(33,814,030)
Decrease in net assets resulting from operations	$(206,646,569)	$(24,378,878)	$(21,135,247)	$(33,862,882)

(1)  The affiliated master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income, ING Fidelity® VIP Growth and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income, Fidelity® VIP Growth and Fidelity® VIP MidCap Portfolios, respectively. These financial statements should be read in conjunction with the affiliated master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
11

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Contrafund® Portfolio		ING Fidelity® VIP Equity-Income Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$2,205,424	$1,970,306	$984,378	$759,754
Net realized gain on affiliated master fund	(1,256,835)	102,158,037	(3,245,655)	5,238,106
Net change in unrealized appreciation or depreciation on affiliated master fund	(207,595,158)	(55,789,807)	(22,117,601)	(6,157,491)
Increase (decrease) in net assets resulting from operations	(206,646,569)	48,338,536	(24,378,878)	(159,631)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class S	(20,316,461)	(1,252,172)	(1,067,800)	(836,704)
Class ADV	(287,679)	(12,185)	(13,082)	(16,751)
Net realized gains:
Class S	(82,261,044)	(17,199,853)	(4,837,903)	(2,784,603)
Class ADV	(1,262,009)	(386,039)	(74,580)	(62,662)
Total distributions	(104,127,193)	(18,850,249)	(5,993,365)	(3,700,720)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	106,764,151	161,358,701	13,467,673	27,321,682
Reinvestment of distributions	104,127,193	18,850,249	5,993,365	3,700,720
	210,891,344	180,208,950	19,461,038	31,022,402
Cost of shares redeemed	(28,515,023)	(11,476,560)	(10,447,381)	(6,684,616)
Net increase in net assets resulting from capital share transactions	182,376,321	168,732,390	9,013,657	24,337,786
Net increase (decrease) in net assets	(128,397,441)	198,220,677	(21,358,586)	20,477,435
NET ASSETS:
Beginning of year	422,464,303	224,243,626	54,516,962	34,039,527
End of year	$294,066,862	$422,464,303	$33,158,376	$54,516,962
Undistributed net investment income at end of year	$2,521,994	$20,598,762	$979,171	$1,075,675

See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Growth Portfolio		ING Fidelity® VIP Mid Cap Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$120,396	$1,706	$(48,852)	$117,953
Net realized gain (loss) on affiliated master fund	76,015	931,881	8,470,665	4,618,018
Net change in unrealized appreciation or depreciation on affiliated master fund	(21,331,658)	5,160,396	(42,284,695)	2,935,542
Increase (decrease) in net assets resulting from operations	(21,135,247)	6,093,983	(33,862,882)	7,671,513
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(27,897)	—	(168,121)	(45,625)
Net realized gains:
Class S	(910,084)	(463,744)	(4,381,013)	(1,054,533)
Class ADV	(582)	(429)	(186,341)	(48,540)
Total distributions	(938,563)	(464,173)	(4,735,475)	(1,148,698)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,153,777	19,651,816	13,230,418	35,867,528
Reinvestment of distributions	938,563	464,173	4,735,475	1,148,698
	15,092,340	20,115,989	17,965,893	37,016,226
Cost of shares redeemed	(6,764,021)	(4,932,973)	(9,100,049)	(3,368,052)
Net increase in net assets resulting from capital share transactions	8,328,319	15,183,016	8,865,844	33,648,174
Net increase (decrease) in net assets	(13,745,491)	20,812,826	(29,732,513)	40,170,989
NET ASSETS:
Beginning of year	38,267,045	17,454,219	80,923,335	40,752,346
End of year	$24,521,554	$38,267,045	$51,190,822	$80,923,335
Undistributed net investment income at end of year	$115,451	$22,952	$2,903,690	$163,189

See Accompanying Notes to Financial Statements
13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Income (loss) from investment operations				Less distributions								Ratios to average net assets		Supplemental data			Ratios and supplemental data of the master fund
		Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on affiliated master fund	Total from investment operations	From net investment income	From net realized gains from affiliated master fund		From return of capital from affiliated master fund	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses excluding expenses of the master fund(2)(3)	Net investment income (loss) excluding expenses of the master fund(2)(3)	Net assets, end of year or period	Portfolio turnover rate(4)		Expenses including gross expenses of the master fund(2)		Expenses including expenses net of voluntary waivers, if any, of the master fund(2)		Expenses including expenses net of all reductions of the master fund(2)		Portfolio turnover rate of the master fund

Year or period ended		($)	($)		($)	($)	($)	($)		($)	($)		($)	(%)	(%)	(%)	($000's)	(%)		(%)		(%)		(%)		(%)
ING Fidelity® VIP Contrafund® Portfolio
Class S
12-31-08		14.72	0.06	•	(5.37)	(5.31)	0.62	2.51		—	3.13		6.28	(42.90)	0.30	0.58	290,170	8		1.21		1.21		1.20		172
12-31-07		13.37	0.09		2.11	2.20	0.06	0.79		—	0.85		14.72	16.92	0.30	0.63	414,723	35		1.20		1.20		1.19		134
12-31-06		12.03	0.11	•	1.23	1.34	—	0.00	*	—	0.00	*	13.37	11.16	0.30	0.84	217,927	16		1.21		1.21		1.20		75
12-31-05		10.34	(0.01)		1.70	1.69	—	—		—	—		12.03	16.34	0.30	(0.29)	57,988	5		1.21		1.21		1.19		60
11-15-04	(5)-12-31-04	10.00	0.00	*	0.34	0.34	—	—		—	—		10.34	3.40	0.30	(0.30)	33	0	*	1.23	†	1.23	†	1.21	†	64	†
Class ADV
12-31-08		14.62	0.05	•	(5.34)	(5.29)	0.58	2.51		—	3.09		6.24	(43.00)	0.55	0.51	3,897	8		1.46		1.46		1.45		172
12-31-07		13.28	0.03		2.12	2.15	0.02	0.79		—	0.81		14.62	16.69	0.55	0.24	7,741	35		1.45		1.45		1.44		134
12-31-06		11.99	0.07	•	1.22	1.29	—	0.00	*	—	0.00	*	13.28	10.78	0.55	0.53	6,317	16		1.46		1.46		1.45		75
12-31-05		10.34	(0.03)		1.68	1.65	—	—		—	—		11.99	15.96	0.55	(0.50)	3,358	5		1.46		1.46		1.44		60
11-15-04	(5)-12-31-04	10.00	(0.01)		0.35	0.34	—	—		—	—		10.34	3.40	0.55	(0.55)	1	0	*	1.48	†	1.48	†	1.46	†	64	†
ING Fidelity® VIP Equity-Income Portfolio
Class S
12-31-08		12.06	0.20	•	(4.98)	(4.78)	0.22	1.02		—	1.24		6.04	(42.96)	0.30	2.14	32,759	23		1.12		1.12		1.12		34
12-31-07		12.94	0.21		(0.05)	0.16	0.24	0.80		—	1.04		12.06	0.97	0.30	1.61	53,573	24		1.10		1.10		1.10		20
12-31-06		10.83	0.33	•	1.79	2.12	—	0.01		—	0.01		12.94	19.61	0.30	2.77	33,038	25		1.12		1.12		1.12		22
12-31-05		10.28	(0.01)		0.56	0.55	—	—		—	—		10.83	5.35	0.30	(0.30)	10,259	22		1.11		1.11		1.10		19
11-15-04	(5)-12-31-04	10.00	0.00	*	0.28	0.28	—	—		—	—		10.28	2.80	0.30	(0.30)	1	0	*	1.13	†	1.13	†	1.12	†	22	†
Class ADV
12-31-08		11.94	0.22		(4.97)	(4.75)	0.18	1.02		—	1.20		5.99	(43.07)	0.55	1.83	399	23		1.37		1.37		1.37		34
12-31-07		12.83	0.13	•	(0.01)	0.12	0.21	0.80		—	1.01		11.94	0.69	0.55	1.01	944	24		1.35		1.35		1.35		20
12-31-06		10.78	0.33	•	1.73	2.06	—	0.01		—	0.01		12.83	19.14	0.55	2.80	1,002	25		1.37		1.37		1.37		22
12-31-05		10.27	(0.03)		0.54	0.51	—	—		—	—		10.78	4.97	0.55	(0.44)	78	22		1.36		1.36		1.35		19
11-15-04	(5)-12-31-04	10.00	(0.01)		0.28	0.27	—	—		—	—		10.27	2.70	0.55	(0.55)	1	0	*	1.38	†	1.38	†	1.37	†	22	†

See Accompanying Notes to Financial Statements
14

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Income (loss) from investment operations				Less distributions						Ratios to average net assets		Supplemental data			Ratios and supplemental data of the master fund
		Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on affiliated master fund	Total from investment operations	From net investment income	From net realized gains from affiliated master fund	From return of capital from affiliated master fund	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses excluding expenses of the master fund(2)(3)	Net investment income (loss) excluding expenses of the master fund(2)(3)	Net assets, end of year or period	Portfolio turnover rate(4)		Expenses including gross expenses of the master fund(2)		Expenses including expenses net of voluntary waivers, if any, of the master fund(2)		Expenses including expenses net of all reductions of the master fund(2)		Portfolio turnover rate of the master fund

Year or period ended		($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	($000's)	(%)		(%)		(%)		(%)		(%)
ING Fidelity® VIP Growth Portfolio
Class S
12-31-08		14.13	0.04	•	(6.64)	(6.60)	0.01	0.28	—	0.29	7.24	(47.49)	0.30	0.35	24,506	20		1.23		1.23		1.22		161
12-31-07		11.38	0.00	*	2.98	2.98	—	0.23	—	0.23	14.13	26.37	0.30	0.01	38,239	18		1.20		1.20		1.19		109
12-31-06		10.73	(0.02)		0.68	0.66	—	0.01	—	0.01	11.38	6.19	0.30	(0.18)	17,434	43		1.24		1.24		1.22		114
13-31-05		10.21	(0.01)		0.53	0.52	—	—	—	—	10.73	5.09	0.30	(0.28)	10,679	29		1.22		1.22		1.18		79
11-15-04	(5)-12-31-04	10.00	(0.00	)*	0.21	0.21	—	—	—	—	10.21	2.10	0.30	(0.30)	1	0	*	1.23	†	1.23	†	1.20	†	72	†
Class ADV
12-31-08		14.09	—		(6.61)	(6.61)	—	0.28	—	0.28	7.20	(47.66)	0.55	(0.02)	16	20		1.48		1.48		1.47		161
12-31-07		11.38	(0.02)		2.96	2.94	—	0.23	—	0.23	14.09	26.01	0.55	(0.16)	28	18		1.45		1.45		1.44		109
10-30-06	(6)-12-31-06	11.34	(0.01)		0.05	0.04	—	—	—	—	11.38	0.35	0.55	(0.55)	21	43		1.49		1.49		1.47		114
01-01-06-05-04-06	(6)	10.68	(0.01)		0.53	0.52	—	—	—	—	11.20	4.87	0.55	(0.20)	1	43		1.49		1.49		1.47		114
12-31-05		10.20	(0.05)		0.53	0.48	—	—	—	—	10.68	4.71	0.55	(0.25)	1	29		1.47		1.47		1.43		79
11-15-04	(5)-12-31-04	10.00	(0.01)		0.21	0.20	—	—	—	—	10.20	2.00	0.55	(0.55)	1	0	*	1.48	†	1.48	†	1.45	†	72	†
ING Fidelity® VIP Mid Cap Portfolio
Class S
12-31-08		15.72	(0.01	)•	(5.95)	(5.96)	0.04	0.84	—	0.88	8.88	(39.82)	0.30	(0.06)	49,238	13		1.23		1.23		1.22		145
12-31-07		13.92	0.03	•	2.05	2.08	0.01	0.27	—	0.28	15.72	15.00	0.30	0.20	77,608	12		1.21		1.21		1.20		113
12-31-06		12.42	(0.03	)•	1.54	1.51	—	0.01	—	0.01	13.92	12.15	0.30	(0.24)	38,562	12		1.23		1.23		1.21		149
13-31-05		10.56	(0.01)		1.87	1.86	—	—	—	—	12.42	17.61	0.30	(0.32)	4,065	14		1.24		1.24		1.19		107
11-15-04	(5)-12-31-04	10.00	(0.00	)*	0.56	0.56	—	—	—	—	10.56	5.60	0.30	(0.30)	17	0	*	1.26	†	1.26	†	1.23	†	55	†
Class ADV
12-31-08		15.59	(0.03	)•	(5.91)	(5.94)	—	0.84	—	0.84	8.81	(39.90)	0.55	(0.20)	1,953	13		1.48		1.48		1.47		145
12-31-07		13.84	(0.01)		2.03	2.02	—	0.27	—	0.27	15.59	14.64	0.55	(0.06)	3,315	12		1.46		1.46		1.45		113
12-31-06		12.39	(0.05	)*	1.51	1.46	—	0.01	—	0.01	13.84	11.77	0.55	(0.40)	2,190	12		1.48		1.48		1.46		149
13-31-05		10.55	(0.02)		1.86	1.84	—	—	—	—	12.39	17.44	0.55	(0.48)	1,501	14		1.49		1.49		1.44		107
11-15-04	(5)-12-31-04	10.00	(0.00	)*	0.55	0.55	—	—	—	—	10.55	5.50	0.55	(0.55)	1	0	*	1.51	†	1.51	†	1.48	†	55	†

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for periods less than one year is not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges, which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.

(5)  Commencement of operations.

(6)  Class ADV was fully redeemed on May 5, 2006 and recommenced operations on October 30, 2006.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than 0.500% or $0.005 or more than $(0.005).

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements
15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions. The Portfolios serve as investment options underlying variable insurance products offered by ING Directed Services LLC ("DSL" or the "Investment Adviser") and its insurance company affiliates. At December 31, 2008 there were thirty-six active separate investment series which comprise the Fund. The four Portfolios included in this report are: ING Fidelity® VIP Contrafund® Portfolio* ("Contrafund"); ING Fidelity® VIP Equity-Income Portfolio ("Equity-Income"), ING Fidelity® VIP Growth Portfolio ("Growth") and ING Fidelity® VIP Mid Cap Portfolio ("Mid Cap") (each, a "Portfolio" and collectively, the "Portfolios").

Contrafund seeks long-term capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company.

Equity-Income seeks reasonable income and also considers the potential for capital appreciation and seeks to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500® Index by investing all of its assets in the Service Class 2 Shares of the VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company.

Growth seeks capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company.

Mid Cap seeks long-term growth of capital by investing all of its assets in the Service Class 2 Shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company.

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

Each Portfolio in this report operates as a "feeder fund" which means it invests all of its assets in a separate mutual fund, the master fund: VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio (each a "Master Fund" and collectively, the "Master Funds"). VIP Contrafund Portfolio is a series of Fidelity Variable Insurance Products Fund II; VIP Equity-Income Portfolio and VIP Growth Portfolio are series of Fidelity Variable Insurance Products Fund; and VIP Mid Cap Growth Portfolio is a series of Fidelity Variable Insurance Products Fund III. Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. Typically, the Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities. At December 31, 2008, Contrafund, Equity-Income, Growth and Mid Cap Portfolios each held 2.1% or less of their respective Master Fund.

The Portfolios offer two classes of shares, referred to as Service Class ("Class S") and Adviser Class ("Class ADV"). Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, and any different shareholder services relating to a class of shares. Shareholders of Class ADV of each Portfolio will generally be entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser Class shares after an exchange. Shareholders of Service Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shares of the Portfolios may be offered to seperate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the Portfolios are

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

not currently offered directly to Qualified Plans or custodial accounts.

Each Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or the "Distributor"). DSL serves as the investment adviser to each Portfolio. IFD and DSL are both indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank's core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep's Debt/Equity ratio.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. The valuation of each Portfolio's investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds' notes to their financial statements, which accompany this report.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements", establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 133-1 and FASB Interpretation Number ("FIN") 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161." The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. The Board of Directors ("Board") intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expired.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Fidelity Management & Research Company ("FMR") serves as investment adviser to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee.

Each Master Fund, VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, pays FMR a management fee for advisory services at annual rates of 0.56%, 0.46%, 0.56%, and 0.56%, of each respective Master Fund's current average daily net assets. Pursuant to its Investment Management Agreement with the Fund, DSL may charge an annual advisory fee to a respective Portfolio at annual rates equal to 0.58%, 0.48%, 0.58% and 0.58% of average daily net assets if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, DSL does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

If a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

daily net assets for that Portfolio. Pursuant to its administration agreement with the Portfolios, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.15%, 0.15% and 0.17% of average daily net assets for Contrafund, Equity-Income, Growth and Mid Cap, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company.

NOTE 4 — INVESTMENT IN UNDERLYING PORTFOLIOS

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of the Master Funds were as follows:

	Purchases	Sales
Contrafund	$119,067,792	$29,003,933
Equity-Income	14,483,570	10,499,303
Growth	14,307,207	6,982,481
Mid Cap	24,111,467	9,413,411

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each Portfolio has adopted a Shareholder Servicing Plan ("Service Plan") for the Class S and Class ADV shares of each Portfolio. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S and Class ADV shares.

Each Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") for the Class ADV shares of each Portfolio. The Distribution Plan provides for a distribution fee, payable to IFD as the Fund's Distributor at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class ADV shares.

Fidelity Distributors Corporation ("FDC") distributes Service Class 2 shares of each Master Fund. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class S and Class ADV of each respective Portfolio pay only their proportionate share of the Master Fund 12b-1 plan expenses.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2008, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Contrafund	$11,876	$60,189	$72,065
Equity-Income	1,354	6,870	8,224
Growth	1,005	5,031	6,036
Mid Cap	2,058	10,680	12,738

At December 31, 2008, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Contrafund (99.74%); Equity-Income (99.50%); Growth (99.69%); Mid Cap (99.56%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Fund has adopted a Retirement Policy ("Policy") covering all independent directors of the Portfolio who will have served as an independent director for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any), but also indirectly similar expenses of the underlying mutual funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Contrafund
Class S
12-31-08	9,644,843	11,077,484	(2,720,771)	18,001,556	105,378,321	102,577,506	(26,463,339)	181,492,488
12-31-07	11,233,736	1,355,770	(721,415)	11,868,091	159,693,325	18,452,025	(10,138,909)	168,006,441
Class ADV
12-31-08	118,246	168,444	(191,662)	95,028	1,385,830	1,549,687	(2,051,684)	883,833
12-31-07	118,842	29,433	(94,324)	53,951	1,665,376	398,224	(1,337,651)	725,949
Equity-Income
Class S
12-31-08	1,426,932	660,593	(1,103,323)	984,202	13,383,194	5,905,703	(10,207,398)	9,081,499
12-31-07	2,086,783	290,402	(487,257)	1,889,928	27,022,729	3,621,307	(6,319,144)	24,324,892
Class ADV
12-31-08	9,366	9,872	(31,625)	(12,387)	84,479	87,662	(239,983)	(67,842)
12-31-07	23,188	6,420	(28,657)	951	298,953	79,413	(365,472)	12,894
Growth
Class S
12-31-08	1,218,202	81,706	(622,235)	677,673	14,121,971	937,981	(6,735,493)	8,324,459
12-31-07	1,520,557	36,573	(381,368)	1,175,762	19,599,609	463,744	(4,882,310)	15,181,043
Class ADV
12-31-08	2,501	51	(2,321)	231	31,806	582	(28,528)	3,860
12-31-07	3,893	34	(3,752)	175	52,207	429	(50,663)	1,973
Mid Cap
Class S
12-31-08	943,868	339,488	(677,625)	605,731	12,693,295	4,549,134	(8,569,504)	8,672,925
12-31-07	2,285,513	72,714	(190,942)	2,167,285	34,715,923	1,100,158	(2,995,720)	32,820,361
Class ADV
12-31-08	39,566	14,011	(44,412)	9,165	537,123	186,341	(530,545)	192,919
12-31-07	75,712	3,230	(24,673)	54,269	1,151,605	48,540	(372,332)	827,813

NOTE 8 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Contrafund	$321,948	$(321,948)
Mid Cap	2,957,474	(2,957,474)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Contrafund	$20,607,464	$83,519,729	$1,454,608	$17,395,641
Equity-Income	1,080,882	4,912,483	959,239	2,741,481
Growth	27,897	910,666	262,206	201,967
Mid Cap	168,121	4,567,354	89,615	1,059,083

The tax-basis components of distributable earnings as of December 31, 2008 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Contrafund	$2,521,994	$10,140,567	$(273,866,020)
Equity-Income	979,171	24,426	(30,573,096)
Growth	115,451	745,448	(16,004,634)
Mid Cap	2,903,690	7,444,937	(39,942,791)

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 8 — FEDERAL INCOME TAXES (continued)

The Portfolios' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 10 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep N.V., including DSL (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING's internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that the indemnification commitments made by ING Funds related to mutual

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

22

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP CONTRAFUND® PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
AFFILIATED MASTER FUND: 100.0%
19,427,914	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Shares		$294,138,616
	Total Investments in Affiliated Master Fund (Cost $556,277,500)*	100.0%	$294,138,616
	Other Assets and Liabilities - Net	(0.0)	(71,754)
	Net Assets	100.0%	$294,066,862

*  Cost for federal income tax purposes is $568,004,636.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(273,866,020)
Net Unrealized Depreciation	$(273,866,020)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$294,138,616	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$294,138,616	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements
23

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
AFFILIATED MASTER FUND: 100.0%
2,551,202	Fidelity® VIP Equity-Income Portfolio - Service Class 2 Shares		$33,165,625
	Total Investments in Affiliated Master Fund (Cost $60,463,537)*	100.0%	$33,165,625
	Other Assets and Liabilities - Net	(0.0)	(7,249)
	Net Assets	100.0%	$33,158,376

*  Cost for federal income tax purposes is $63,738,721.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(30,573,096)
Net Unrealized Depreciation	$(30,573,096)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$33,165,625	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$33,165,625	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements
24

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
AFFILIATED MASTER FUND: 100.0%
1,052,235	Fideility® VIP Growth Portfolio - Service Class 2 shares		$24,527,588
	Total Investments in Affiliated Master Fund (Cost $39,855,484)*	100.0%	$24,527,588
	Other Assets and Liabilities - Net	0.0	(6,034)
	Net Assets	100.0%	$24,521,554

*  Cost for federal income tax purposes is $40,532,222.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(16,004,634)
Net Unrealized Depreciation	$(16,004,634)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$24,527,588	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$24,527,588	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements
25

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP MID CAP PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
AFFILIATED MASTER FUND: 100.0%
2,825,789	Fidelity® VIP MidCap Portfolio - Service Class 2 Shares		$51,203,296
	Total Investments in Affiliated Master Fund (Cost $89,204,495)*	100.0%	$51,203,296
	Other Assets and Liabilities - Net	(0.0)	(12,474)
	Net Assets	100.0%	$51,190,822

*  Cost for federal income tax purposes is $91,146,087.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(39,942,791)
Net Unrealized Depreciation	$(39,942,791)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$51,203,296	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$51,203,296	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements
26

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount
ING Fidelity® VIP Contrafund® Portfolio
Class ADV	NII	$0.5728
Class S	NII	$0.6206
All Classes	STCG	$0.0001
All Classes	LTCG	$2.5127
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	NII	$0.1785
Class S	NII	$0.2246
All Classes	LTCG	$1.0176

Fund Name	Type	Per Share Amount
ING Fidelity® VIP Growth Portfolio
Class ADV	NII	$—
Class S	NII	$0.0085
All Classes	LTCG	$0.2773
ING Fidelity® VIP Mid Cap Portfolio
Class ADV	NII	$—
Class S	NII	$0.0324
All Classes	LTCG	$0.8443

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Fidelity® VIP Contrafund® Portfolio	15.67%
ING Fidelity® VIP Equity-Income Portfolio	100.00%
ING Fidelity® VIP Growth Portfolio	100.00%
ING Fidelity® VIP Mid Cap Portfolio	97.30%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affair of the Funds are managed under the direction of the Funds' Board. A Director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Funds and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Director/Trustee
Independent Directors:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director	November 2007 - Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004)	161	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Director	November 1997 - Present	President, Bechtler Arts Foundation (March 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	161	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Director	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	161	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	161	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	161	Bankers Trust Company, N.A. (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	161	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corporation (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2006 - Present	Consultant (May 2001 - Present).	161	Global Alternative Asset Management, Inc. (October 2007 - Present) and Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	161	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

28

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Director/Trustee
Trustees who are "Interested Persons":

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	161	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).	200	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board's retirement policy, which states that each Independent Director shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Director reaches the age of 70, if that Director qualifies for a retirement benefit as discussed in the board's retirement policy; or (b) the Director reaches the age of 72 or has served as a Director for 15 years, whichever comes first, if that Director does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table (except for Mr. Mathews),"Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

29

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	January 2005 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	January 2005 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2005 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services, LLC is the successor in interest to Directed Services, Inc.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory contract will remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. (the "Company"), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not "interested persons" of the Company, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and approve the contract. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contract (the "Advisory Contract") between Directed Services LLC (the "Adviser") and the Company, on behalf of the Portfolios.

The Independent Directors also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 14, 2008 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts for all the ING Funds were considered at the same Board meeting, the Directors considered each Portfolio's advisory relationship separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios' existing Advisory Contract. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory contract renewal and approval. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the ING Funds' advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Investment Review Committee (the "DE IRC"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Portfolios are assigned to the DE IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the Portfolios' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of advisory arrangements (including the Portfolios' Advisory Contract). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies ("SPGs") to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees, including the DE IRC, reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewal of the Portfolios' Advisory Contract that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2009, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolios' benchmarks and SPGs were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Directors; (5) copies of the form of Advisory Contract; (6) a copy of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolios') advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board's evaluations.

For each Portfolio, Class S shares were used for purposes of certain comparisons between the Portfolios and their SPGs. Class S shares generally were selected so that a Portfolio's share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Portfolios' SPGs were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board noted the resources that the Adviser has committed to assist the Board and the DE IRC with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

appropriate, changes designed to assist in improving the Portfolios' performance.

In considering the Portfolios' Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Portfolios' portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing the advisory relationship, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2008. The Board's findings specific to each Portfolio's performance are discussed below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that any breakpoints in advisory fee schedules applicable to the underlying Master Fund in which each Portfolio invests results in a lower, aggregate advisory fee payable by Portfolio shareholders. As the Portfolio does not have advisory fee breakpoints, but may benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic, and the Independent Directors who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that the Portfolios had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolios to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios. In analyzing this fee data, the Board took into account that no advisory fees are charged when the Portfolios are invested in the corresponding Master Funds, and that advisory fees charged by the corresponding Master Funds are indirectly borne by Portfolio shareholders.

The Board considered the fee structure of each Portfolio as it relates to the services provided under the contract and the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Further, the Board considered that the decline in asset levels of the Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Advisers primarily on the factors described for the Portfolios below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing the Portfolios' current Advisory Contract for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. In each case, a Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolios' prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and the fifth quintile represents the lowest performance. The Portfolios' management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Fidelity® VIP Contrafund® Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Contrafund® Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one- and three-year periods, the second quintile for the most recent calendar quarter, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Contrafund Portfolio (the "Contrafund Master Fund"); and (b) advisory fees are charged by the Contrafund Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Equity-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Equity-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management's representations that the Portfolio's longer-term performance had been reasonable; and (2) Management's expectation that its performance will improve.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Equity-Income Portfolio (the "Equity-Income Master Fund"); and (b) advisory fees are charged by the Equity-Income Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Fidelity® VIP Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the most recent calendar quarter, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Growth Portfolio (the "Growth Master Fund"); and (b) advisory fees are charged by the Growth Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year and three-year periods, and the third quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Mid Cap Portfolio (the "Mid Cap Master Fund"); and (b) advisory fees are charged by the Mid Cap Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the portfolios in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

38

Investment Adviser

ING Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-UFID  (1208-022509)

Annual Report

December 31, 2008

Adviser Class (“ADV”), Initial Class (“I”),

Service Class (“S”) and Class T

ING Partners, Inc.

■	ING Solution Growth and Income Portfolio

■	ING Solution Growth Portfolio

■	ING Solution Income Portfolio

■	ING Solution 2015 Portfolio

■	ING Solution 2025 Portfolio

■	ING Solution 2035 Portfolio

■	ING Solution 2045 Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews

President & Chief Executive Officer

ING Funds

January 23, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the

Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year). By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2008

Composite Index(4), formerly known as the Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Solution Portfolios consist of ING Solution Growth Portfolio, ING Solution Growth and Income Portfolio, ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“DSL” or “Investment Adviser”), under the guidance of an Investment Committee(1). ING Investment Management Co. (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep.

Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 6. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by DSL. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative out performance) or overweighted in assets or a market with significant declines (or relative under performance).

The Investment Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultant.

With respect to each Portfolio, we made a few tactical moves over the course of the year, including reducing, then eliminating, overweight positions in large cap blend and international stocks. We also moved from an overweight position in core bonds to an underweight, and are currently overweight high yield bonds. In addition, we increased our holdings in mid-cap, small-cap and real estate stocks to arrive at neutral positions.

For the one-year period ending December 31, 2008, in terms of underlying asset classes, mid-cap, large-cap value, domestic and global real estate, high-yield and short-term bond and emerging markets were among the most positive contributors to performance relative to their respective peer groups. Individual contributors to relative performance included ING BlackRock Large Cap Value Portfolio, ING Legg Mason Partners Aggressive Growth Portfolio, ING Van Kampen Real Estate Portfolio, ING Global Real Estate Portfolio, ING Limited Maturity Bond Portfolio, ING Julius Baer Foreign Portfolio and ING JPMorgan Emerging Markets Equity Portfolio. ING BlackRock Large Cap Value Portfolio’s relative results were driven primarily by positive stock selection within and a favorable underweighting of the troubled financials sector. ING Legg Mason Partners Aggressive Growth Portfolio benefited from a significant overweight allocation to and positive stock selection within the healthcare sector. However, the Portfolio underperformed its index as a result of poor security selection in financials and information technology. Positive stock selection in office real estate investment trusts (“REITs”), an overweight in residential REITs and positive stock selection coupled with an underweight in retail REITs was beneficial to ING Van Kampen Real Estate Portfolio. ING Global Real Estate Portfolio’s success for the period came mainly from positive stock selection across all major regions and an overweight allocation to the U.S. For ING Limited Maturity Bond Portfolio, an above-index duration stance and favorable yield curve positioning were the key drivers behind its solid relative results. However, an overweight in financials and poor security selection translated to its underperformance relative to its benchmark. ING Julius Baer Foreign Portfolio’s positive stock selection and overweight allocation to the materials sector was helpful to relative performance. However, the Portfolio underperformed its index as a result of poor security selection across the remaining sectors and a regional underweight to Japan. ING JPMorgan Emerging Markets Equity Portfolio benefited from positive stock selection in energy and technology, along with an overweight allocation to consumer staples.

Among the largest asset class detractors for the year relative to their respective peer groups were large-cap blend, foreign large growth and intermediate bond. In terms of individual underlying funds, detractors to relative performance included ING Davis New York Venture Portfolio, ING UBS U.S. Large Cap Equity Portfolio, ING Legg Mason Value Portfolio, ING Marsico International Opportunities Portfolio, and ING VP Intermediate Bond Portfolio. ING Davis New York Venture Portfolio’s underperformance was due mainly to stock selection in consumer staples coupled with a large and unfavorable overweight allocation to financials. Stock selection in consumer discretionary and an unfavorable underweight allocation to consumer staples combined to hurt ING UBS U.S. Large Cap Equity Portfolio’s results. ING Legg Mason Value Portfolio, a highly concentrated portfolio (fewer than 50 holdings), held large positions in several controversial names that dramatically underperformed the broad market; it was eliminated from the Portfolios during the period. ING Marsico International Opportunities Portfolio’s broadly unfavorable stock selection across multiple sectors and regions accounted for the bulk of its underperformance during the period. ING VP Intermediate Bond Portfolio’s underperformance was due primarily to an overweight allocation to non-agency mortgages plus an overweight and poor security selection among financials.

On an absolute basis, the Portfolios’ short term bond allocation contributed a positive return, while all other asset classes detracted from the Portfolios’ performance.

Current Strategy and Outlook: The year 2008 turned out to be a painful one for investors. Negative absolute returns in all equity classes were the result of a year underscored by a litany of issues: an escalating financial crisis, global recession fears, geopolitics, collapses of storied financial firms, unparalleled levels of market volatility, threat of deflation and a credit crunch that dried up liquidity in the bond markets. The housing market continues to remain weakened, industrial production has slowed and unemployment has risen. Intervention from the Federal Reserve Board and the U.S. Department of the Treasury appears to have slowed down the pace of negative news, but has not, as yet, halted it. Looking forward, we believe the recession will continue for the next two quarters, with growth resuming in the second half of 2009. We believe headline inflation will decline, and perhaps turn negative, but we don’t believe we are in the midst of a deflationary spiral. Finally, we believe a large fiscal stimulus program will be enacted by Congress early in 2009.

(1)	The members of the Investment Committee are: William A. Evans, Michael J. Roland, and Paul Zemsky.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION PORTFOLIOS

Average Annual Total Returns for the Period Ended December 31, 2008
1 Year
ING Solution Growth and Income Portfolio, Class S	(23.63)%
Dow Jones Moderate Portfolio Index(3)	(24.75)%
ING Solution Growth Portfolio, Class S	(31.81)%
Dow Jones Moderately Aggressive Portfolio Index(1)	(33.17)%
ING Solution Income Portfolio, Class S	(16.66)%
Dow Jones Target Today Index— Global Series(4)	(3.06)%
ING Solution Income Composite Index(2)	(10.68)%
ING Solution 2015 Portfolio, Class S	(26.86)%
Dow Jones Target 2015 Index — Global Series(4)	(16.65)%
ING Solution 2015 Composite Index(2)	(22.51)%
ING Solution 2025 Portfolio, Class S	(33.87)%
Dow Jones Target 2025 Index — Global Series(4)	(27.61)%
ING Solution 2025 Composite Index(2)	(30.52)%
ING Solution 2035 Portfolio, Class S	(37.01)%
Dow Jones Target 2035 Index — Global Series(4)	(35.15)%
ING Solution 2035 Composite Index(2)	(33.01)%
ING Solution 2045 Portfolio, Class S	(39.86)%
Dow Jones Target 2045 Index — Global Series(4)	(37.03)%
ING Solution 2045 Composite Index(2)	(38.45)%

(1)

The Dow Jones Moderately Aggressive Portfolio Index consists of 80% equities and 20% fixed income and is one of the Dow Jones Relative Risk Indexes which measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk.

(2)

The ING Solution Income Composite Index, ING Solution 2015 Composite Index, ING Solution 2025 Composite Index, ING Solution 2035 Composite Index and ING Solution 2045 Composite Index are each comprised of the asset class indices that correspond to the particular asset classes in which each Portfolio invests and their benchmark weightings.

(3)

The Dow Jones Moderate Portfolio Index consists of 57% equities and 43% fixed income and is one of the Dow Jones Relative Risk Indexes which measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk.

(4)

The Dow Jones Target Today Index — Global Series, Dow Jones Target 2015 Index — Global Series, Dow Jones Target 2025 Index — Global Series, Dow Jones Target 2035 Index — Global Series and Dow Jones Target 2045 Index – Global Series are each comprised of a set of equity, bond and cash sub-indices.

5

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Asset Allocation

as of December 31, 2008

(as a percentage of net assets)

Affiliated Underlying Funds		ING Solution Growth and Income Portfolio		ING Solution Growth Portfolio		ING Solution Income Portfolio		ING Solution 2015 Portfolio		ING Solution 2025 Portfolio		ING Solution 2035 Portfolio		ING Solution 2045 Portfolio
ING Baron Small Cap Growth Portfolio - Class I	%	—		—		—		—		1.5		2.0		2.5
ING BlackRock Inflation Protected Bond Portfolio - Class I	%	3.2		—		5.2		5.3		—		—		—
ING BlackRock Large Cap Value Portfolio - Class I	%	3.1		4.4		—		3.2		4.3		5.4		5.4
ING Columbia Small Cap Value II Portfolio - Class I	%	—		—		—		—		1.5		2.0		2.4
ING Davis New York Venture Portfolio - Class I	%	4.8		6.7		3.8		5.3		5.4		4.9		4.9
ING Global Real Estate Portfolio - Class I	%	—		5.8		—		4.6		4.7		4.7		4.7
ING JPMorgan Emerging Markets Equity Portfolio - Class I	%	—		1.0		—		—		2.1		4.1		5.2
ING Julius Baer Foreign Portfolio - Class I	%	4.1		6.3		3.0		3.1		6.2		6.2		9.3
ING Legg Mason Partners Aggressive Growth Portfolio - Class I	%	3.0		4.2		—		3.1		5.1		5.2		6.2
ING Limited Maturity Bond Portfolio - Class I	%	12.3		6.4		19.5		6.2		5.2		—		—
ING Marsico Growth Portfolio - Class I	%	2.8		3.8		—		2.9		4.8		5.8		5.8
ING Marsico International Opportunities Portfolio - Class I	%	2.5		2.7		1.8		1.9		3.3		4.7		5.7
ING Oppenheimer Strategic Income Portfolio - Class I	%	—		—		6.1		8.3		4.2		—		—
ING PIMCO Core Bond Portfolio - Class I	%	13.8		9.6		17.8		6.7		2.0		2.1		0.1
ING PIMCO High Yield Portfolio - Class I	%	4.0		3.4		3.3		3.1		3.4		3.5		—
ING Pioneer Mid Cap Value Portfolio - Class I	%	1.0		1.6		—		1.5		2.6		3.6		4.7
ING Real Estate Fund - Class I	%	3.8		—		3.6		—		—		—		—
ING T. Rowe Price Equity Income Portfolio - Class I	%	2.9		4.0		2.9		3.0		6.0		6.0		7.0
ING T. Rowe Price Growth Equity Portfolio - Class I	%	2.9		3.8		1.9		2.9		3.9		4.9		4.9
ING UBS U.S. Large Cap Equity Portfolio - Class I	%	3.8		5.7		3.3		4.8		4.8		3.9		3.9
ING Van Kampen Comstock Portfolio - Class I	%	2.9		3.9		—		2.9		4.0		5.0		5.0
ING Van Kampen Real Estate Portfolio - Class I	%	3.8		4.0		4.5		5.5		4.6		3.7		1.9
ING VP Growth and Income Portfolio - Class I	%	3.8		4.9		3.3		4.4		4.4		3.9		4.0
ING VP Intermediate Bond Portfolio - Class I	%	16.1		10.4		19.0		14.9		8.0		6.9		1.9
ING VP International Value Portfolio - Class I	%	2.5		3.0		1.0		2.0		3.5		5.0		6.0
ING VP MidCap Opportunities Portfolio - Class I	%	1.0		1.5		—		1.5		2.5		3.5		4.5
ING VP Small Company Portfolio - Class I	%	1.9		2.9		—		2.9		2.0		3.0		4.0
Other assets and liabilities - Net	%	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*

	%	100.0		100.0		100.0		100.0		100.0		100.0		100.0

*	Amount is more than (0.05)%

Target Allocations

as of December 31, 2008

(as a percentage of net assets)

Target Allocations(1)		ING Solution Growth and Income Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
U.S. Large Cap Stocks - Core	%	11.0	16.0	10.0	13.0	12.0	10.0	10.0
U.S. Large Cap Stocks - Growth	%	9.0	12.0	2.0	9.0	14.0	16.0	17.0
U.S. Large Cap Stocks - Value	%	9.0	12.0	3.0	9.0	14.0	16.0	17.0
U.S. Mid Cap Stocks	%	2.0	3.0	—	3.0	5.0	7.0	9.0
U.S. Small Cap Stocks	%	2.0	3.0	—	3.0	5.0	7.0	9.0
Non-U.S./International Stocks	%	9.0	11.0	6.0	7.0	12.0	15.0	19.0
Domestic Real Estate Investment Trusts (“REITs”)%		8.0	7.0	9.0	8.0	7.0	6.0	4.0
Core Fixed-Income	%	30.0	19.0	39.0	25.0	12.0	12.0	2.0
High Yield Bond	%	3.0	3.0	6.0	7.0	5.0	3.0	3.0
Short-Term Bonds	%	14.0	8.0	20.0	8.0	8.0	—	—
Treasury Inflation Protected Securities	%	3.0	—	5.0	5.0	—	—	—
Emerging Markets Equity	%	—	2.0	—	—	3.0	5.0	7.0
International REITs	%	—	4.0	—	3.0	3.0	3.0	3.0

	%	100.0	100.0	100.0	100.0	100.0	100.0	100.0

(1)	Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION GROWTH AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes ADV, I and S July 2, 2007
Class ADV	(23.88)%	(16.62)%
Class I	(23.32)%	(15.98)%
Class S	(23.63)%	(16.32)%
Dow Jones Moderate Portfolio Index(1)	(24.75)%	(16.07	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth and Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Moderate Portfolio Index is comprised of a set of equity, bond and cash sub-indexes.
(2)	Since inception performance for the index is shown as of July 1, 2007.

7

ING SOLUTION GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes ADV, I and S July 2, 2007
Class ADV	(32.00)%	(23.39)%
Class I	(31.57)%	(23.10)%
Class S	(31.81)%	(23.39)%
Dow Jones Moderately Aggressive Portfolio Index(1)	(33.17)%	(23.32	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Moderately Aggressive Portfolio Index is comprised of a set of equity, bond and cash sub-indexes.
(2)	Since inception performance for the index is shown as of July 1, 2007.

8

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	(16.93)%	(0.93)%		—
Class I	(16.49)%	(0.41)%		—
Class S	(16.66)%	(0.65)%		—
Class T	(17.14)%	—		(2.05)%
Dow Jones Target Today Index — Global Series(1)	(3.06)%	3.43	%(3)	3.15	%(4)
Composite Index(2)	(10.68)%	8.05	%(3)	4.08	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target Today Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)

The Composite Index is comprised of 10% S&P 500® Index/2% Russell 1000® Growth Index/3% Russell 1000® Value Index/6% MSCI EAFE® Index/9% DJ Wilshire Real Estate Securities Index/42% Barclays Capital Aggregate Bond Index/3% Barclays Capital High Yield Index/20% Barclays Capital 1-3 Year Government/Credit Index/5% Citigroup U.S. Inflation-Linked Securities Index.

(3)	Since inception performance for the indices is shown as of May 1, 2005.
(4)	Since inception performance for the indices is shown as of September 1, 2005.

9

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	(27.05)%	(2.83)%		—
Class I	(26.71)%	(2.31)%		—
Class S	(26.86)%	(2.56)%		—
Class T	(27.17)%	—		(4.65)%
Dow Jones Target 2015 Index — Global Series(1)	(16.65)%	1.62	%(3)	0.18	%(4)
Composite Index(2)	(22.51)%	(0.87	)%(3)	(6.14	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones 2015 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)

The Composite Index is comprised of 13% S&P 500® Index/9% Russell 1000® Growth Index/9% Russell 1000® Value Index/3% Russell MidCap® Index/3% Russell 2000® Index/7% MSCI EAFE® Index/8% DJ Wilshire Real Estate Securities Index/28% Barclays Capital U.S. Aggregate Bond Index/4% Barclays Capital High Yield Index/8% Barclays Capital 1-3 Year Government/Credit Index/5% Citigroup U.S. Inflation-Linked Securities Index/3% S&P/Citigroup World Property ex U.S. Index.

(3)	Since inception performance for the indices is shown from May 1, 2005.
(4)	Since inception performance for the indices is shown from September 1, 2005.

10

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2025 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	(34.05)%	(4.52)%		—
Class I	(33.72)%	(3.98)%		—
Class S	(33.87)%	(4.24)%		—
Class T	(34.18)%	—		(6.84)%
Dow Jones Target 2025 Index — Global Series(1)	(27.61)%	0.14	%(3)	(2.13	)%(4)
Composite Index(2)	(30.52)%	(5.58	)%(3)	(11.81	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target 2025 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)

The Composite Index is comprised of 12% S&P 500® Index/14% Russell 1000® Growth Index/14% Russell 1000® Value Index/5% Russell MidCap® Index/5% Russell 2000® Index/12% MSCI EAFE® Index/7% DJ Wilshire Real Estate Securities Index/15% Barclays Capital U.S. Aggregate Bond Index/2% Barclays Capital High Yield Index/8% Barclays Capital 1-3 Year Government/Credit Index/3% MSCI Emerging Markets Index/3% S&P/Citigroup World Property ex U.S. Index.

(3)	Since inception performance for the indices is shown from May 1, 2005.
(4)	Since inception performance for the indices is shown from September 1, 2005.

11

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	(37.18)%	(4.92)%		—
Class I	(36.85)%	(4.40)%		—
Class S	(37.01)%	(4.66)%		—
Class T	(37.30)%	—		(7.47)%
Dow Jones Target 2035 Index — Global Series(1)	(35.15)%	(1.51	)%(3)	(4.29	)%(4)
Composite Index(2)	(33.01)%	(5.77	)%(3)	(12.74	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target 2035 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)

The Composite Index is comprised of 10% S&P 500® Index/16% Russell 1000® Growth Index/16% Russell 1000® Value Index/7% Russell MidCap® Index/7% Russell 2000® Index/15% MSCI EAFE® Index/6% DJ Wilshire Real Estate Securities Index/15% Barclays Capital U.S. Aggregate Bond Index/5% MSCI Emerging Markets Index/3% S&P/Citigroup World Property ex U.S. Index.

(3)	Since inception performance for the indices is shown from May 1, 2005.
(4)	Since inception performance for the indices is shown from September 1, 2005.

12

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2045 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	(40.02)%	(5.31)%		—
Class I	(39.70)%	(4.82)%		—
Class S	(39.86)%	(5.08)%		—
Class T	(40.12)%	—		(8.23)%
Dow Jones Target 2045 Index — Global Series(1)	(37.03)%	(2.13	)%(3)	(4.99	)%(4)
Composite Index(2)	(38.45)%	(10.17	)%(3)	(17.46	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target 2045 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)

The Composite Index is comprised of 10% S&P 500® Index/17% Russell 1000® Growth Index/17% Russell 1000® Value Index/9% Russell MidCap® Index/9% Russell 2000® Index/19% MSCI EAFE® Index/4% DJ Wilshire Real Estate Securities Index/5% Barclays Capital U.S. Aggregate Bond Index/7% MSCI Emerging Markets Index/3% S&P/Citigroup World Property ex U.S. Index.

(3)	Since inception performance for the indices is shown from May 1, 2005.
(4)	Since inception performance for the indices is shown from September 1, 2005.

13

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2008**	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2008**
ING Solution Growth and Income Portfolio
Class ADV	$1,000.00	$809.80	0.62%	$2.82	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	812.10	0.12	0.55	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	810.70	0.37	1.68	1,000.00	1,023.28	0.37	1.88
ING Solution Growth Portfolio
Class ADV	$1,000.00	$746.20	0.62%	$2.72	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	748.10	0.12	0.53	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	747.40	0.37	1.62	1,000.00	1,023.28	0.37	1.88
ING Solution Income Portfolio
Class ADV	$1,000.00	$856.70	0.62%	$2.89	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	858.60	0.12	0.56	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	857.70	0.37	1.73	1,000.00	1,023.28	0.37	1.88
Class T	1,000.00	855.20	0.82	3.82	1,000.00	1,021.01	0.82	4.17

*	Expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

14

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2008**	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2008**
ING Solution 2015 Portfolio
Class ADV	$1,000.00	$780.40	0.62%	$2.77	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	782.60	0.12	0.54	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	781.40	0.37	1.66	1,000.00	1,023.28	0.37	1.88
Class T	1,000.00	780.40	0.82	3.67	1,000.00	1,021.01	0.82	4.17
ING Solution 2025 Portfolio
Class ADV	$1,000.00	$728.30	0.62%	$2.69	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	730.10	0.12	0.52	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	729.60	0.37	1.61	1,000.00	1,023.28	0.37	1.88
Class T	1,000.00	728.00	0.82	3.56	1,000.00	1,021.01	0.82	4.17
ING Solution 2035 Portfolio
Class ADV	$1,000.00	$704.00	0.62%	$2.66	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	705.90	0.12	0.51	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	704.70	0.37	1.59	1,000.00	1,023.28	0.37	1.88
Class T	1,000.00	703.30	0.82	3.51	1,000.00	1,021.01	0.82	4.17
ING Solution 2045 Portfolio
Class ADV	$1,000.00	$678.30	0.62%	$2.62	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	680.20	0.12	0.51	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	679.50	0.37	1.56	1,000.00	1,023.28	0.37	1.88
Class T	1,000.00	677.90	0.82	3.46	1,000.00	1,021.01	0.82	4.17

*	Expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Solution Growth and Income Portfolio, ING Solution Growth Portfolio, ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio, each a series of ING Partners, Inc., as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2009

16

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING Solution Growth and Income Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio	ING Solution 2015 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$627,034	$174,929	$187,530,117	$552,268,882
Receivables:
Investments in affiliated underlying funds sold	—	55,295	—	493,249
Fund shares sold	11	—	264,073	290,492
Dividends and interest	487	76	129,590	152,463

Total assets	627,532	230,300	187,923,780	553,205,086

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	498	77	295,412	152,585
Payable for fund shares redeemed	—	55,295	98,295	783,741
Payable to affiliates	185	79	70,265	203,778

Total liabilities	683	55,451	463,972	1,140,104

NET ASSETS	$626,849	$174,849	$187,459,808	$552,064,982

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$660,336	$235,759	$225,625,657	$740,392,543
Undistributed net investment income	9,419	3,008	10,359,604	23,876,149
Accumulated net realized loss on investments	(27,795)	(55,838)	(6,393,458)	(8,148,150)
Net unrealized depreciation on investments	(15,111)	(8,080)	(42,131,995)	(204,055,560)

NET ASSETS	$626,849	$174,849	$187,459,808	$552,064,982

* Cost of investments in affiliated underlying funds	$642,145	$183,009	$229,662,112	$756,324,442

Class ADV:
Net assets	$768	$674	$85,343,358	$231,718,915
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	101	9,207,014	26,837,623
Net asset value and redemption price per share	$7.61	$6.67	$9.27	$8.63
Class I:
Net assets	$776	$681	$24,417,040	$51,793,406
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	101	2,588,856	5,897,673
Net asset value and redemption price per share	$7.69	$6.74	$9.43	$8.78
Class S:
Net assets	$625,305	$173,494	$77,076,343	$265,937,281
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	81,823	25,880	8,229,755	30,499,826
Net asset value and redemption price per share	$7.64	$6.70	$9.37	$8.72
Class T:
Net assets	n/a	n/a	$623,067	$2,615,380
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	66,682	300,727
Net asset value and redemption price per share	n/a	n/a	$9.34	$8.70

See Accompanying Notes to Financial Statements

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds*	740,593,283	575,313,133	327,657,917
Receivables:
Investments in affiliated underlying funds sold	306,683	—	—
Fund shares sold	597,116	753,676	668,841
Dividends and interest	223,824	174,481	—

Total assets	741,720,906	576,241,290	328,326,758

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	223,983	543,844	503,901
Payable for fund shares redeemed	903,799	384,403	164,940
Payable to affiliates	273,000	212,181	137,033

Total liabilities	1,400,782	1,140,428	805,874

NET ASSETS	$740,320,124	$575,100,862	$327,520,884

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,083,216,193	$870,877,855	$508,890,515
Undistributed net investment income	28,078,922	19,844,522	10,134,862
Accumulated net realized gain (loss) on investments	(12,106,248)	(10,491,939)	(1,709,578)
Net unrealized depreciation on investments	(358,868,743)	(305,129,576)	(189,794,915)

NET ASSETS	$740,320,124	$575,100,862	$327,520,884

* Cost of investments in affiliated underlying funds	$1,099,462,026	$880,442,709	$517,452,832

Class ADV:
Net assets	$321,459,649	$252,225,876	$136,525,908
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	39,860,451	31,760,160	17,338,354
Net asset value and redemption price per share	$8.06	$7.94	$7.87
Class I:
Net assets	$72,518,171	$50,607,206	$33,161,267
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	8,830,496	6,265,742	4,143,407
Net asset value and redemption price per share	$8.21	$8.08	$8.00
Class S:
Net assets	$341,919,401	$269,288,295	$156,122,190
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	41,957,586	33,572,247	19,655,910
Net asset value and redemption price per share	$8.15	$8.02	$7.94
Class T:
Net assets	$4,422,903	$2,979,485	$1,711,519
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	546,087	373,422	217,136
Net asset value and redemption price per share	$8.10	$7.98	$7.88

See Accompanying Notes to Financial Statements

18

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING Solution Growth and Income Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio	ING Solution 2015 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$8,576	$2,920	$8,831,494	$19,695,465

Total investment income	8,576	2,920	8,831,494	19,695,465

EXPENSES:
Investment management fees	135	84	214,339	621,728
Distribution and service fees:
Class ADV	8	6	502,604	1,297,978
Class S	330	206	223,182	758,940
Class T	—	—	8,562	22,258
Administrative service fees	27	16	42,865	124,338

Total expenses	500	312	991,552	2,825,242
Net waived and reimbursed fees	—	—	(571)	(1,484)

Net expenses	500	312	990,981	2,823,758

Net investment income	8,076	2,608	7,840,513	16,871,707

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Realized gain distributions from affiliated underlying funds	1,589	957	7,890,972	24,386,095
Net realized loss on sale of affiliated underlying funds	(28,033)	(56,392)	(11,343,501)	(24,996,524)

Net realized loss on affiliated underlying funds	(26,444)	(55,435)	(3,452,529)	(610,429)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(15,068)	(7,994)	(43,404,206)	(208,674,736)

Net realized and unrealized loss on affiliated underlying funds	(41,512)	(63,429)	(46,856,735)	(209,285,165)

Decrease in net assets resulting from operations	$(33,436)	$(60,821)	$(39,016,222)	$(192,413,458)

See Accompanying Notes to Financial Statements

19

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$21,287,623	$13,386,805	$6,516,099

Total investment income	21,287,623	13,386,805	6,516,099

EXPENSES:
Investment management fees	864,475	675,054	376,514
Distribution and service fees:
Class ADV	1,847,072	1,454,752	771,597
Class S	1,021,080	811,805	461,954
Class T	50,365	45,906	19,863
Administrative service fees	172,882	135,001	75,297

Total expenses	3,955,874	3,122,518	1,705,225
Net waived and reimbursed fees	(3,358)	(3,060)	(1,324)

Net expenses	3,952,516	3,119,458	1,703,901

Net investment income	17,335,107	10,267,347	4,812,198

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Realized gain distributions from affiliated underlying funds	42,269,147	37,271,495	22,340,594
Net realized loss on sale of affiliated underlying funds	(42,666,486)	(37,668,210)	(18,328,247)

Net realized gain (loss) on affiliated underlying funds	(397,339)	(396,715)	4,012,347
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(367,056,165)	(314,538,327)	(195,754,299)

Net realized and unrealized loss on affiliated underlying funds	(367,453,504)	(314,935,042)	(191,741,952)

Decrease in net assets resulting from operations	$(350,118,397)	$(304,667,695)	$(186,929,754)

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Growth and Income Portfolio		ING Solution Growth Portfolio
	Year Ended December 31, 2008	July 2, 2007(1) to December 31, 2007	Year Ended December 31, 2008	July 2, 2007(1) to December 31, 2007
FROM OPERATIONS:
Net investment income	$8,076	$40	$2,608	$26
Net realized gain (loss) on affiliated underlying funds	(26,444)	10	(55,435)	10
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(15,068)	(43)	(7,994)	(86)

Increase (decrease) in net assets resulting from operations	(33,436)	7	(60,821)	(50)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1)	—	—	—
Class S	(49)	—	(32)	—
Net realized gains — Class S	(11)	—	(10)	—

Total distributions	(61)	—	(42)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	908,118	3,030	443,431	3,030
Reinvestment of distributions	61	—	42	—

	908,179	3,030	443,473	3,030
Cost of shares redeemed	(250,870)	—	(210,741)	—

Net increase in net assets resulting from capital share transactions	657,309	3,030	232,732	3,030

Net increase in net assets	623,812	3,037	171,869	2,980

NET ASSETS:
Beginning of period	3,037	—	2,980	—

End of period	$626,849	$3,037	$174,849	$2,980

Undistributed net investment income at end of period	$9,419	$45	$3,008	$31

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Income Portfolio		ING Solution 2015 Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$7,840,513	$3,722,203	$16,871,707	$8,669,638
Net realized gain (loss) on affiliated underlying funds	(3,452,529)	3,403,134	(610,429)	14,733,940
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(43,404,206)	(782,798)	(208,674,736)	(7,974,407)

Increase (decrease) in net assets resulting from operations	(39,016,222)	6,342,539	(192,413,458)	15,429,171

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,740,408)	(374,184)	(4,216,315)	(929,591)
Class I	(511,129)	(67,894)	(1,060,101)	(173,501)
Class S	(1,560,007)	(451,344)	(5,059,477)	(1,359,222)
Class T	(7,710)	—	(20,554)	—
Net realized gains:
Class ADV	(1,719,778)	(52,417)	(5,716,660)	(272,277)
Class I	(438,658)	(9,059)	(1,216,587)	(46,931)
Class S	(1,493,209)	(65,686)	(6,515,523)	(407,766)
Class T	(18,829)	(1,873)	(58,737)	(7,683)

Total distributions	(7,489,728)	(1,022,457)	(23,863,954)	(3,196,971)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	95,980,424	144,337,737	237,250,383	335,555,784
Reinvestment of distributions	7,489,728	1,022,457	23,863,954	3,196,971

	103,470,152	145,360,194	261,114,337	338,752,755
Cost of shares redeemed	(71,727,881)	(28,865,911)	(76,927,400)	(48,897,153)

Net increase in net assets resulting from capital share transactions	31,742,271	116,494,283	184,186,937	289,855,602

Net increase (decrease) in net assets	(14,763,679)	121,814,365	(32,090,475)	302,087,802

NET ASSETS:
Beginning of year	202,223,487	80,409,122	584,155,457	282,067,655

End of year	$187,459,808	$202,223,487	$552,064,982	$584,155,457

Undistributed net investment income at end of year	$10,359,604	$3,814,234	$23,876,149	$10,350,134

See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2025 Portfolio		ING Solution 2035 Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$17,335,107	$7,723,982	$10,267,347	$4,786,912
Net realized gain (loss) on affiliated underlying funds	(397,339)	28,126,529	(396,715)	25,906,738
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(367,056,165)	(14,894,305)	(314,538,327)	(10,954,687)

Increase (decrease) in net assets resulting from operations	(350,118,397)	20,956,206	(304,667,695)	19,738,963

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4,704,284)	(1,055,258)	(3,688,612)	(859,961)
Class I	(1,282,849)	(166,637)	(862,011)	(138,756)
Class S	(5,330,309)	(1,523,586)	(4,205,618)	(1,303,842)
Class T	(41,555)	—	(25,445)	—
Net realized gains:
Class ADV	(10,936,486)	(794,407)	(9,751,030)	(533,769)
Class I	(2,404,367)	(113,925)	(1,835,332)	(78,913)
Class S	(11,737,332)	(1,203,303)	(10,543,787)	(838,184)
Class T	(198,139)	(31,400)	(193,565)	(28,825)

Total distributions	(36,635,321)	(4,888,516)	(31,105,400)	(3,782,250)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	318,542,475	473,518,467	258,929,778	372,578,074
Reinvestment of distributions	36,635,321	4,888,516	31,105,400	3,782,250

	355,177,796	478,406,983	290,035,178	376,360,324
Cost of shares redeemed	(87,720,238)	(44,151,502)	(58,556,632)	(34,277,635)

Net increase in net assets resulting from capital share transactions	267,457,558	434,255,481	231,478,546	342,082,689

Net increase (decrease) in net assets	(119,296,160)	450,323,171	(104,294,549)	358,039,402

NET ASSETS:
Beginning of year	859,616,284	409,293,113	679,395,411	321,356,009

End of year	$740,320,124	$859,616,284	$575,100,862	$679,395,411

Undistributed net investment income at end of year	$28,078,922	$11,353,908	$19,844,522	$8,776,610

See Accompanying Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2045 Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$4,812,198	$1,353,864
Net realized gain (loss) on affiliated underlying funds	4,012,347	14,994,399
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(195,754,299)	(5,337,828)

Increase (decrease) in net assets resulting from operations	(186,929,754)	11,010,435

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,619,346)	(242,428)
Class I	(479,356)	(56,679)
Class S	(1,977,748)	(396,764)
Class T	(10,175)	—
Net realized gains:
Class ADV	(5,281,873)	(240,224)
Class I	(1,216,567)	(48,646)
Class S	(6,006,370)	(410,575)
Class T	(89,034)	(9,245)

Total distributions	(16,680,469)	(1,404,561)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	168,391,531	222,131,104
Reinvestment of distributions	16,680,469	1,404,561

	185,072,000	223,535,665
Cost of shares redeemed	(33,964,504)	(18,197,614)

Net increase in net assets resulting from capital share transactions	151,107,496	205,338,051

Net increase (decrease) in net assets	(52,502,727)	214,943,925

NET ASSETS:
Beginning of year	380,023,611	165,079,686

End of year	$327,520,884	$380,023,611

Undistributed net investment income at end of year	$10,134,862	$4,082,363

See Accompanying Notes to Financial Statements

24

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Solution Growth and Income Portfolio
Class ADV
12-31-08	10.00	0.16		(2.55)	(2.39)	—		0.00	*	—	—	7.61	(23.88)	0.62	0.62	0.62	1.78	1	212
07-02-07(5) – 12-31-07	10.00	0.13		(0.13)	—	—		—		—	—	10.00	0.00 *	0.62	0.62	0.62	2.55	1	7
Class I
12-31-08	10.04	0.21	•	(2.55)	(2.34)	0.01		0.00	*	—	0.01	7.69	(23.32)	0.12	0.12	0.12	2.26	1	212
07-02-07(5) – 12-31-07	10.00	0.15		(0.11)	0.04	—		—		—	—	10.04	0.40	0.12	0.12	0.12	3.04	1	7
Class S
12-31-08	10.02	0.46	•	(2.82)	(2.36)	0.02		0.00	*	—	0.02	7.64	(23.63)	0.37	0.37	0.37	6.07	625	212
07-02-07(5) – 12-31-07	10.00	0.14		(0.12)	0.02	—		—		—	—	10.02	0.20	0.37	0.37	0.37	2.79	1	7

ING Solution Growth Portfolio
Class ADV
12-31-08	9.81	0.14	•	(3.28)	(3.14)	—		0.00	*	—	—	6.67	(32.00)	0.62	0.62	0.62	1.59	1	283
07-02-07(5) – 12-31-07	10.00	0.08		(0.27)	(0.19)	—		—		—	—	9.81	(1.90)	0.62	0.62	0.62	1.58	1	8
Class I
12-31-08	9.85	0.19	•	(3.30)	(3.11)	—		0.00	*	—	—	6.74	(31.57)	0.12	0.12	0.12	2.19	1	283
07-02-07(5) – 12-31-07	10.00	0.11		(0.26)	(0.15)	—		—		—	—	9.85	(1.50)	0.12	0.12	0.12	2.28	1	8
Class S
12-31-08	9.83	0.22	•	(3.35)	(3.13)	0.00	*	0.00	*	—	—	6.70	(31.81)	0.37	0.37	0.37	3.14	173	283
07-02-07(5) – 12-31-07	10.00	0.09		(0.26)	(0.17)	—		—		—	—	9.83	(1.70)	0.37	0.37	0.37	1.83	1	8

ING Solution Income Portfolio
Class ADV
12-31-08	11.54	0.37	•	(2.27)	(1.90)	0.19		0.18		—	0.37	9.27	(16.93)	0.62	0.62	0.62	3.46	85,343	84
12-31-07	11.08	0.32	•	0.22	0.54	0.07		0.01		—	0.08	11.54	4.91	0.62	0.62	0.62	2.80	93,760	35
12-31-06	10.36	0.57	•	0.17	0.74	0.02		0.00	*	—	0.02	11.08	7.21	0.62	0.62	0.62	5.29	20,477	32
04-29-05(5) – 12-31-05	10.02	0.54	•	(0.20)	0.34	—		—		—	—	10.36	3.39	0.62	0.62	0.62	7.93	188	21
Class I
12-31-08	11.70	0.48	•	(2.35)	(1.87)	0.22		0.18		—	0.40	9.43	(16.49)	0.12	0.12	0.12	4.41	24,417	84
12-31-07	11.18	0.37	•	0.24	0.61	0.08		0.01		—	0.09	11.70	5.44	0.12	0.12	0.12	3.20	18,104	35
12-31-06	10.41	0.42	•	0.37	0.79	0.02		0.00	*	—	0.02	11.18	7.66	0.12	0.12	0.12	3.89	3,053	32
04-29-05(5) – 12-31-05	10.02	0.29		0.10	0.39	—		—		—	—	10.41	3.89	0.12	0.12	0.12	4.27	1	21
Class S
12-31-08	11.63	0.40	•	(2.29)	(1.89)	0.19		0.18		—	0.37	9.37	(16.66)	0.37	0.37	0.37	3.70	77,076	84
12-31-07	11.13	0.30	•	0.28	0.58	0.07		0.01		—	0.08	11.63	5.23	0.37	0.37	0.37	2.61	88,723	35
12-31-06	10.39	0.36	•	0.40	0.76	0.02		0.00	*	—	0.02	11.13	7.37	0.37	0.37	0.37	3.28	54,634	32
04-29-05(5) – 12-31-05	10.02	0.36	•	0.01	0.37	—		—		—	—	10.39	3.69	0.37	0.37	0.37	5.22	507	21

See Accompanying Notes to Financial Statements

25

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

ING Solution Income Portfolio (Continued)
Class T
12-31-08	11.54	0.31	•	(2.25)	(1.94)	0.08	0.18		—	0.26	9.34	(17.14)	0.87	0.82	0.82	2.89	623	84
12-31-07	11.03	0.20		0.32	0.52	—	0.01		—	0.01	11.54	4.72	0.87	0.82	0.82	1.75	1,636	35
12-31-06	10.34	0.10	•	0.61	0.71	0.02	0.00	*	—	0.02	11.03	6.93	0.87	0.82	0.82	0.94	2,245	32
08-31-05(5) – 12-31-05	10.28	0.12		(0.06)	0.06	—	—		—	—	10.34	0.58	0.87	0.82	0.82	6.36	103	21

ING Solution 2015 Portfolio
Class ADV
12-31-08	12.26	0.28	•	(3.51)	(3.23)	0.17	0.23		—	0.40	8.63	(27.05)	0.62	0.62	0.62	2.56	231,719	59
12-31-07	11.84	0.24	•	0.27	0.51	0.07	0.02		—	0.09	12.26	4.30	0.62	0.62	0.62	1.99	237,369	39
12-31-06	10.74	0.40	•	0.73	1.13	0.02	0.01		—	0.03	11.84	10.54	0.62	0.62	0.62	3.49	71,923	14
04-29-05(5) – 12-31-05	10.04	0.44	•	0.26	0.70	—	—		—	—	10.74	6.97	0.62	0.62	0.62	6.29	1,032	49
Class I
12-31-08	12.44	0.34	•	(3.57)	(3.23)	0.20	0.23		—	0.43	8.78	(26.71)	0.12	0.12	0.12	3.10	51,793	59
12-31-07	11.95	0.30	•	0.28	0.58	0.07	0.02		—	0.09	12.44	4.90	0.12	0.12	0.12	2.41	41,863	39
12-31-06	10.80	0.33	•	0.85	1.18	0.02	0.01		—	0.03	11.95	10.96	0.12	0.12	0.12	2.85	14,384	14
04-29-05(5) – 12-31-05	10.04	0.11		0.65	0.76	—	—		—	—	10.80	7.57	0.12	0.12	0.12	1.51	1	49
Class S
12-31-08	12.36	0.30	•	(3.53)	(3.23)	0.18	0.23		—	0.41	8.72	(26.86)	0.37	0.37	0.37	2.78	265,937	59
12-31-07	11.90	0.24	•	0.31	0.55	0.07	0.02		—	0.09	12.36	4.60	0.37	0.37	0.37	1.96	300,704	39
12-31-06	10.77	0.29	•	0.87	1.16	0.02	0.01		—	0.03	11.90	10.78	0.37	0.37	0.37	2.52	191,100	14
04-29-05(5) – 12-31-05	10.04	0.27	•	0.46	0.73	—	—		—	—	10.77	7.27	0.37	0.37	0.37	3.82	4,114	49
Class T
12-31-08	12.28	0.27		(3.54)	(3.27)	0.08	0.23		—	0.31	8.70	(27.17)	0.87	0.82	0.82	2.27	2,615	59
12-31-07	11.81	0.17		0.32	0.49	—	0.02		—	0.02	12.28	4.15	0.87	0.82	0.82	1.38	4,220	39
12-31-06	10.74	0.04	•	1.06	1.10	0.02	0.01		—	0.03	11.81	10.26	0.87	0.82	0.82	0.38	4,661	14
08-31-05(5) – 12-31-05	10.53	0.13		0.08	0.21	—	—		—	—	10.74	1.99	0.87	0.82	0.82	11.28	694	49

ING Solution 2025 Portfolio
Class ADV
12-31-08	12.71	0.20	•	(4.41)	(4.21)	0.13	0.31		—	0.44	8.06	(34.05)	0.62	0.62	0.62	1.87	321,460	62
12-31-07	12.28	0.15	•	0.37	0.52	0.05	0.04		—	0.09	12.71	4.28	0.62	0.62	0.62	1.16	345,763	39
12-31-06	10.97	0.27	•	1.08	1.35	0.02	0.02		—	0.04	12.28	12.37	0.62	0.62	0.62	2.29	100,091	23
04-29-05(5) – 12-31-05	10.05	0.24	•	0.68	0.92	—	—		—	—	10.97	9.15	0.62	0.62	0.62	3.37	944	47

See Accompanying Notes to Financial Statements

26

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

ING Solution 2025 Portfolio (Continued)
Class I
12-31-08	12.91	0.26	•	(4.49)	(4.23)	0.16	0.31	—	0.47	8.21	(33.72)	0.12	0.12	0.12	2.41	72,518	62
12-31-07	12.41	0.22	•	0.38	0.60	0.06	0.04	—	0.10	12.91	4.84	0.12	0.12	0.12	1.74	59,212	39
12-31-06	11.03	0.22	•	1.21	1.43	0.03	0.02	—	0.05	12.41	12.94	0.12	0.12	0.12	1.87	17,540	23
04-29-05(5) – 12-31-05	10.05	0.05	•	0.93	0.98	—	—	—	—	11.03	9.75	0.12	0.12	0.12	0.79	36	47
Class S
12-31-08	12.82	0.22	•	(4.44)	(4.22)	0.14	0.31	—	0.45	8.15	(33.87)	0.37	0.37	0.37	2.06	341,919	62
12-31-07	12.34	0.15	•	0.42	0.57	0.05	0.04	—	0.09	12.82	4.64	0.37	0.37	0.37	1.18	446,724	39
12-31-06	11.00	0.19	•	1.19	1.38	0.02	0.02	—	0.04	12.34	12.59	0.37	0.37	0.37	1.58	282,074	23
04-29-05(5) – 12-31-05	10.05	0.24	•	0.71	0.95	—	—	—	—	11.00	9.45	0.37	0.37	0.37	3.38	15,503	47
Class T
12-31-08	12.72	0.16	•	(4.41)	(4.25)	0.06	0.31	—	0.37	8.10	(34.18)	0.87	0.82	0.82	1.45	4,423	62
12-31-07	12.25	0.07	•	0.44	0.51	—	0.04	—	0.04	12.72	4.17	0.87	0.82	0.82	0.53	7,917	39
12-31-06	10.97	0.02	•	1.31	1.33	0.03	0.02	—	0.05	12.25	12.09	0.87	0.82	0.82	0.19	9,588	23
08-31-05(5) – 12-31-05	10.68	0.08		0.21	0.29	—	—	—	—	10.97	2.72	0.87	0.82	0.82	6.79	971	47

ING Solution 2035 Portfolio
Class ADV
12-31-08	13.19	0.15	•	(4.91)	(4.76)	0.14	0.35	—	0.49	7.94	(37.18)	0.62	0.62	0.62	1.38	252,226	62
12-31-07	12.65	0.12	•	0.51	0.63	0.05	0.04	—	0.09	13.19	5.03	0.62	0.62	0.62	0.88	279,171	32
12-31-06	11.13	0.31	•	1.23	1.54	0.01	0.01	—	0.02	12.65	13.91	0.62	0.62	0.62	2.60	73,683	15
04-29-05(5) – 12-31-05	10.07	0.34	•	0.72	1.06	—	—	—	—	11.13	10.53	0.62	0.62	0.62	4.59	542	33
Class I
12-31-08	13.38	0.21	•	(4.99)	(4.78)	0.17	0.35	—	0.52	8.08	(36.85)	0.12	0.12	0.12	1.96	50,607	62
12-31-07	12.76	0.19	•	0.53	0.72	0.06	0.04	—	0.10	13.38	5.66	0.12	0.12	0.12	1.43	44,254	32
12-31-06	11.19	0.22	•	1.37	1.59	0.01	0.01	—	0.02	12.76	14.29	0.12	0.12	0.12	1.84	16,647	15
04-29-05(5) – 12-31-05	10.07	0.98	•	0.14	1.12	—	—	—	—	11.19	11.12	0.12	0.12	0.12	13.21	20	33
Class S
12-31-08	13.29	0.17	•	(4.94)	(4.77)	0.15	0.35	—	0.50	8.02	(37.01)	0.37	0.37	0.37	1.59	269,288	62
12-31-07	12.71	0.12	•	0.55	0.67	0.05	0.04	—	0.09	13.29	5.30	0.37	0.37	0.37	0.93	347,197	32
12-31-06	11.16	0.22	•	1.35	1.57	0.01	0.01	—	0.02	12.71	14.13	0.37	0.37	0.37	1.85	222,502	15
04-29-05(5) – 12-31-05	10.07	0.23	•	0.86	1.09	—	—	—	—	11.16	10.82	0.37	0.37	0.37	3.16	4,656	33
Class T
12-31-08	13.18	0.09	•	(4.89)	(4.80)	0.05	0.35	—	0.40	7.98	(37.30)	0.87	0.82	0.82	0.78	2,979	62
12-31-07	12.60	0.05		0.57	0.62	—	0.04	—	0.04	13.18	4.89	0.87	0.82	0.82	0.38	8,774	32
12-31-06	11.12	0.02	•	1.48	1.50	0.01	0.01	—	0.02	12.60	13.56	0.87	0.82	0.82	0.18	8,525	15
08-31-05(5) – 12-31-05	10.76	0.12		0.24	0.36	—	—	—	—	11.12	3.35	0.87	0.82	0.82	15.26	460	33

See Accompanying Notes to Financial Statements

27

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

ING Solution 2045 Portfolio
Class ADV
12-31-08	13.66	0.12	•	(5.44)	(5.32)	0.11		0.36	—	0.47	7.87	(40.02)	0.62	0.62	0.62	1.14	136,526	57
12-31-07	13.01	0.05		0.66	0.71	0.03		0.03	—	0.06	13.66	5.51	0.62	0.62	0.62	0.33	148,649	39
12-31-06	11.35	0.15	•	1.53	1.68	0.00	*	0.02	—	0.02	13.01	14.82	0.62	0.62	0.62	1.22	36,741	20
04-29-05(5) – 12-31-05	10.08	0.19	•	1.08	1.27	—		—	—	—	11.35	12.6	0.62	0.62	0.62	2.54	334	106
Class I
12-31-08	13.84	0.19	•	(5.53)	(5.34)	0.14		0.36	—	0.50	8.00	(39.70)	0.12	0.12	0.12	1.71	33,161	57
12-31-07	13.13	0.12		0.66	0.78	0.04		0.03	—	0.07	13.84	5.96	0.12	0.12	0.12	0.84	28,381	39
12-31-06	11.40	0.12	•	1.64	1.76	0.01		0.02	—	0.03	13.13	15.38	0.12	0.12	0.12	0.98	10,442	20
04-29-05(5) – 12-31-05	10.08	0.08	•	1.24	1.32	—		—	—	—	11.40	13.10	0.12	0.12	0.12	1.12	2	106
Class S
12-31-08	13.75	0.15	•	(5.48)	(5.33)	0.12		0.36	—	0.48	7.94	(39.86)	0.37	0.37	0.37	1.32	156,122	57
12-31-07	13.06	0.07		0.68	0.75	0.03		0.03	—	0.06	13.75	5.79	0.37	0.37	0.37	0.54	199,688	39
12-31-06	11.37	0.11	•	1.60	1.71	0.00	*	0.02	—	0.02	13.06	15.06	0.37	0.37	0.37	0.90	114,650	20
04-29-05(5) – 12-31-05	10.08	0.08	•	1.21	1.29	—		—	—	—	11.37	12.80	0.37	0.37	0.37	1.11	783	106
Class T
12-31-08	13.62	0.10		(5.44)	(5.34)	0.04		0.36	—	0.40	7.88	(40.12)	0.87	0.82	0.82	0.73	1,712	57
12-31-07	12.97	0.01		0.67	0.68	—		0.03	—	0.03	13.62	5.27	0.87	0.82	0.82	0.06	3,306	39
12-31-06	11.34	(0.04	)•	1.69	1.65	0.00	*	0.02	—	0.02	12.97	14.57	0.87	0.82	0.82	(0.29)	3,247	20
08-31-05(5) – 12-31-05	10.91	0.33	•	0.10	0.43	—		—	—	—	11.34	3.94	0.87	0.82	0.82	9.02	183	106

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005%.

See Accompanying Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008

NOTE 1 — ORGANIZATION

Organization. ING Partners, Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series, each of which has its own investment objective, policies and restrictions. The Fund currently consists of thirty-six active separate investment series. The seven Portfolios included in this report are: ING Solution Growth and Income Portfolio (“Solution Growth and Income”), ING Solution Growth Portfolio (“Solution Growth”), ING Solution Income Portfolio (“Solution Income”), ING Solution 2015 Portfolio (“Solution 2015”), ING Solution 2025 Portfolio (“Solution 2025”), ING Solution 2035 Portfolio (“Solution 2035”) and ING Solution 2045 Portfolio (“Solution 2045”) (each, a “Portfolio” and collectively, the “Portfolios”). With the exception of Solution Growth and Income, Solution Growth and Solution Income, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). The investment objectives of the Portfolios are as follows: Solution Growth and Income — seeks to provide a combination of total return and stability of principal through a diversified asset allocation strategy; Solution Growth — seeks to provide capital growth through a diversified asset allocation strategy; Solution Income — seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement; and for each of Solution 2015, 2025, 2035 and 2045 Portfolios — until the day prior to the Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015, 2025, 2035 and 2045, respectively. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement. When Solution 2015, 2025, 2035 and 2045 Portfolios reach their respective Target Date, they may be combined with the Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”). The Portfolios serve as an investment option in underlying variable insurance products offered by Direct Services LLC (“DSL” or “Investment Adviser”).

Shares of the Portfolios are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Portfolios offer at least three of the following four classes: Adviser Class (“Class ADV”), Initial Class

(“Class I”), Service Class (“Class S”) and Class T. The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

“Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios’ investments under these levels of classification is included following each portfolios Portfolio of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The

Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.

Repurchase Agreements. Certain Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets during the month.

ING Investment Management Co. (the “Consultant”) is a consultant to the Investment Adviser. DSL pays the Consultant a consulting fee of 0.03% of the first $500 million, 0.025% of the next $500 million, 0.02% of the next $1 billion and 0.01% of amounts over $2 billion based on each Portfolio’s average daily net assets. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”).

The Consultant will provide tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

Under an Administrative Services Agreement between the Portfolios and ING Fund Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, IFS provides all administrative services necessary for the Portfolios’ operations and is responsible for the supervision of the Portfolios’ other service providers. IFS also assumes all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2008, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Non U.S. Government
	Purchases	Sales
Solution Growth and Income	$986,402	$320,893
Solution Growth	476,435	241,055
Solution Income	219,852,754	180,356,596
Solution 2015	542,021,873	365,212,795
Solution 2025	792,131,619	542,615,038
Solution 2035	630,999,246	418,801,550
Solution 2045	358,025,992	218,037,479

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class T of the Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor” or “IFD”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Rule 12b-1 Plan, each Portfolio makes payments to IFD at an annual rate of 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of this fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. The expense waiver will continue through at least May 1, 2010.

31

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

(continued)

The Fund has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S and T shares of each Portfolio. The Service Plan allows the Fund’s Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IFD at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV, S and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2008, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 3 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Solution Growth and Income	$50	$10	$125	$185
Solution Growth	21	4	54	79
Solution Income	15,484	3,097	51,684	70,265
Solution 2015	44,926	8,985	149,867	203,778
Solution 2025	59,747	11,949	201,304	273,000
Solution 2035	46,113	9,222	156,846	212,181
Solution 2045	26,093	5,218	105,722	137,033

The Fund has adopted a Retirement Policy (“Policy”) covering all independent directors of the Fund who will have served as independent directors for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Series:

ING Life Insurance and Annuity Company — Solution Growth and Income (100.00%); Solution Growth (99.99%); Solution Income (76.59%); Solution 2015 (83.49%); Solution 2025 (83.39%); Solution 2035 (84.53%); Solution 2045 (84.89%).

ING National Trust — Solution Income (19.07%); Solution 2015 (14.30%); Solution 2025 (15.11%); Solution 2035 (13.99%); Solution 2045 (15.54%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class T
Solution Growth and Income	0.62%	0.12%	0.37%	N/A
Solution Growth	0.62%	0.12%	0.37%	N/A
Solution Income	0.62%	0.12%	0.37%	0.82%
Solution 2015	0.62%	0.12%	0.37%	0.82%
Solution 2025	0.62%	0.12%	0.37%	0.82%
Solution 2035	0.62%	0.12%	0.37%	0.82%
Solution 2045	0.62%	0.12%	0.37%	0.82%

(1)	The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2008, the Portfolios did not have any waived or reimbursed fees subject to recoupment.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

32

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Solution Growth and Income
Class ADV
12-31-08	—	—	—	—	—	—	—	—
07-02-07(1)-12-31-07	101	—	—	101	1,010	—	—	1,010
Class I
12-31-08	—	—	—	—	—	—	—	—
07-02-07(1)-12-31-07	101	—	—	101	1,010	—	—	1,010
Class S
12-31-08	111,501	6	(29,785)	81,722	908,118	61	(250,870)	657,309
07-02-07(1)-12-31-07	101	—	—	101	1,010	—	—	1,010
Solution Growth
Class ADV
12-31-08	—	—	—	—	—	—	—	—
07-02-07(1)-12-31-07	101	—	—	101	1,010	—	—	1,010
Class I
12-31-08	—	—	—	—	—	—	—	—
07-02-07(1)-12-31-07	101	—	—	101	1,010	—	—	1,010
Class S
12-31-08	56,092	5	(30,318)	25,779	443,431	42	(210,741)	232,732
07-02-07(1)-12-31-07	101	—	—	101	1,010	—	—	1,010
Solution Income
Class ADV
12-31-08	3,888,994	320,091	(3,128,924)	1,080,161	43,381,977	3,460,185	(33,485,644)	13,356,518
12-31-07	7,237,328	38,021	(997,394)	6,277,955	82,362,845	426,601	(11,282,023)	71,507,423
Class I
12-31-08	1,731,967	86,502	(776,572)	1,041,897	19,377,206	949,787	(8,573,157)	11,753,836
12-31-07	1,652,599	6,774	(385,358)	1,274,015	18,979,355	76,953	(4,437,475)	14,618,833
Class S
12-31-08	3,005,910	279,858	(2,684,616)	601,152	32,898,988	3,053,216	(28,540,704)	7,411,500
12-31-07	3,667,575	45,755	(991,697)	2,721,633	41,982,136	517,030	(11,422,695)	31,076,471
Class T
12-31-08	30,609	2,435	(108,173)	(75,129)	322,253	26,540	(1,128,376)	(779,583)
12-31-07	89,716	167	(151,644)	(61,761)	1,013,401	1,873	(1,723,718)	(708,444)
Solution 2015
Class ADV
12-31-08	8,755,491	898,099	(2,171,246)	7,482,344	98,275,207	9,932,975	(22,574,676)	85,633,506
12-31-07	14,429,321	99,989	(1,250,862)	13,278,448	176,412,557	1,201,868	(15,207,346)	162,407,079
Class I
12-31-08	3,153,770	202,733	(824,746)	2,531,757	35,715,362	2,276,688	(8,804,485)	29,187,565
12-31-07	2,938,413	18,113	(794,396)	2,162,130	36,140,606	220,432	(9,783,725)	26,577,313

(1)	Commencement of operations.

33

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class S
12-31-08	9,223,269	1,037,186	(4,089,611)	6,170,844	102,302,525	11,575,000	(43,888,500)	69,989,025
12-31-07	9,824,043	146,032	(1,704,508)	8,265,567	120,665,807	1,766,988	(20,959,510)	101,473,285
Class T
12-31-08	96,137	7,111	(146,245)	(42,997)	957,289	79,291	(1,659,739)	(623,159)
12-31-07	191,986	638	(243,672)	(51,048)	2,336,814	7,683	(2,946,572)	(602,075)
Solution 2025
Class ADV
12-31-08	13,708,461	1,418,021	(2,459,941)	12,666,541	152,139,308	15,640,771	(25,619,511)	142,160,568
12-31-07	19,838,440	147,855	(946,702)	19,039,593	252,696,867	1,849,665	(11,865,610)	242,680,922
Class I
12-31-08	4,664,361	328,922	(749,395)	4,243,888	53,362,188	3,687,216	(7,620,429)	49,428,975
12-31-07	3,738,402	22,144	(587,751)	3,172,795	47,618,442	280,562	(7,598,424)	40,300,580
Class S
12-31-08	10,216,883	1,532,104	(4,639,016)	7,109,971	111,161,431	17,067,641	(51,682,451)	76,546,621
12-31-07	13,305,242	216,420	(1,529,397)	11,992,265	170,138,444	2,726,889	(19,564,309)	153,301,024
Class T
12-31-08	169,734	21,613	(267,859)	(76,512)	1,879,548	239,693	(2,797,847)	(678,606)
12-31-07	242,058	2,508	(404,703)	(160,137)	3,064,714	31,400	(5,123,159)	(2,027,045)
Solution 2035
Class ADV
12-31-08	10,661,928	1,198,898	(1,265,300)	10,595,526	118,690,126	13,439,644	(13,883,983)	118,245,787
12-31-07	15,692,755	107,790	(462,668)	15,337,877	206,813,701	1,393,730	(6,028,697)	202,178,734
Class I
12-31-08	3,182,802	237,025	(462,514)	2,957,313	35,874,930	2,697,342	(4,938,312)	33,633,960
12-31-07	2,408,122	16,629	(420,452)	2,004,299	31,958,692	217,669	(5,614,492)	26,561,869
Class S
12-31-08	9,342,105	1,304,103	(3,193,106)	7,453,102	102,809,865	14,749,404	(34,859,454)	82,699,815
12-31-07	9,849,051	164,518	(1,400,827)	8,612,742	130,046,033	2,142,026	(18,697,541)	113,490,518
Class T
12-31-08	141,981	19,433	(453,852)	(292,438)	1,554,857	219,010	(4,874,883)	(3,101,016)
12-31-07	286,776	2,229	(299,614)	(10,609)	3,759,648	28,825	(3,936,905)	(148,432)
Solution 2045
Class ADV
12-31-08	6,628,857	600,628	(776,045)	6,453,440	74,285,813	6,901,222	(8,847,567)	72,339,468
12-31-07	8,364,192	36,073	(338,761)	8,061,504	113,782,181	482,652	(4,627,426)	109,637,407
Class I
12-31-08	2,436,920	145,573	(489,632)	2,092,861	27,921,973	1,695,922	(5,273,872)	24,344,023
12-31-07	1,535,768	7,785	(288,482)	1,255,071	21,114,561	105,325	(4,002,764)	17,217,122
Class S
12-31-08	5,944,067	689,475	(1,505,648)	5,127,894	65,129,898	7,984,117	(18,413,690)	54,700,325
12-31-07	6,251,430	60,025	(559,627)	5,751,828	85,467,661	807,339	(7,686,957)	78,588,043
Class T
12-31-08	94,016	8,619	(128,282)	(25,647)	1,053,847	99,208	(1,429,375)	(276,320)
12-31-07	131,307	692	(139,533)	(7,534)	1,766,701	9,245	(1,880,467)	(104,521)

34

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Solution Growth and Income	$1,348	$(1,348)
Solution Growth	401	(401)
Solution Income	2,524,111	(2,524,111)
Solution 2015	7,010,755	(7,010,755)
Solution 2025	10,748,904	(10,748,904)
Solution 2035	9,582,251	(9,582,251)
Solution 2045	5,326,926	(5,326,926)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Solution Growth and Income	$50	$11	$—	$—
Solution Growth	32	10	—	—
Solution Income	5,970,724	1,519,004	984,130	38,327
Solution 2015	15,884,638	7,979,316	2,966,927	230,044
Solution 2025	20,437,171	16,198,150	4,115,530	772,986
Solution 2035	18,164,573	12,940,827	3,317,791	464,459
Solution 2045	9,031,469	7,649,000	1,174,833	229,728

The tax-basis components of distributable earnings as of December 31, 2008 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred
Solution Growth and Income	$10,531	$192	$(44,206)	$(5)
Solution Growth	3,008	458	(32,551)	(31,825)
Solution Income	10,359,604	756,847	(49,016,985)	(265,315)
Solution 2015	23,876,149	5,687,304	(217,891,014)	—
Solution 2025	28,078,922	729,104	(371,235,594)	(468,501)
Solution 2035	19,844,522	666,138	(315,762,592)	(525,060)
Solution 2045	10,134,862	3,712,226	(195,216,200)	(519)

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 11 — CONCENTRATION OF INVESTMENT RISK

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the

35

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

assumptions used to form the asset allocations for the Portfolios. Furthermore, the Investment Adviser’s allocation of a Portfolio’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, DSL and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep N.V., including DSL (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any

36

NOTE 11 — CONCENTRATION OF INVESTMENT RISK (continued)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of DSL were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

37

ING SOLUTION GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
2,117		ING BlackRock Inflation Protected Bond Portfolio - Class I		$19,857
2,245		ING BlackRock Large Cap Value Portfolio - Class I		19,309
2,427		ING Davis New York Venture Portfolio - Class I		29,896
2,725		ING Julius Baer Foreign Portfolio - Class I		25,611
639	@	ING Legg Mason Partners Aggressive Growth Portfolio - Class I		18,766
7,506		ING Limited Maturity Bond Portfolio - Class I		77,157
1,573		ING Marsico Growth Portfolio - Class I		17,869
2,013		ING Marsico International Opportunities Portfolio - Class I		15,499
7,534		ING PIMCO Core Bond Portfolio - Class I		86,411
3,602		ING PIMCO High Yield Portfolio - Class I		25,286
840		ING Pioneer Mid Cap Value Portfolio - Class I		6,376
2,567		ING Real Estate Fund - Class I		23,774
2,170		ING T. Rowe Price Equity Income Portfolio - Class I		18,340
554		ING T. Rowe Price Growth Equity Portfolio - Class I		18,117
3,860		ING UBS U.S. Large Cap Equity Portfolio - Class I		23,934
2,547		ING Van Kampen Comstock Portfolio - Class I		18,138
1,682		ING Van Kampen Real Estate Portfolio - Class I		23,787
1,599		ING VP Growth and Income Portfolio - Class I		24,162
9,104		ING VP Intermediate Bond Portfolio - Class I		100,867
2,285		ING VP International Value Portfolio - Class I		15,469
956	@	ING VP MidCap Opportunities Portfolio - Class I		6,117
1,051		ING VP Small Company Portfolio - Class I		12,292

		Total Investments in Affiliated Investment Companies (Cost $ 642,145)*	100.0%	$627,034
		Other Assets and Liabilities - Net	(0.0)	(185)

		Net Assets	100.0%	$626,849

@	Non-income producing security
*	Cost for federal income tax purposes is $671,240.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$6,415
Gross Unrealized Depreciation	(50,621)

Net Unrealized Depreciation	$(44,206)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$627,034	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$627,034	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

38

ING SOLUTION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
897		ING BlackRock Large Cap Value Portfolio - Class I		$7,711
954		ING Davis New York Venture Portfolio - Class I		11,754
1,430		ING Global Real Estate Portfolio - Class I		10,180
153		ING JPMorgan Emerging Markets Equity Portfolio - Class I		1,843
1,175		ING Julius Baer Foreign Portfolio - Class I		11,042
248	@	ING Legg Mason Partners Aggressive Growth Portfolio - Class I		7,279
1,083		ING Limited Maturity Bond Portfolio - Class I		11,134
578		ING Marsico Growth Portfolio - Class I		6,566
623		ING Marsico International Opportunities Portfolio - Class I		4,796
1,460		ING PIMCO Core Bond Portfolio - Class I		16,751
847		ING PIMCO High Yield Portfolio - Class I		5,949
364		ING Pioneer Mid Cap Value Portfolio - Class I		2,763
827		ING T. Rowe Price Equity Income Portfolio - Class I		6,986
204		ING T. Rowe Price Growth Equity Portfolio - Class I		6,676
1,604		ING UBS U.S. Large Cap Equity Portfolio - Class I		9,945
968		ING Van Kampen Comstock Portfolio - Class I		6,895
500		ING Van Kampen Real Estate Portfolio - Class I		7,069
564		ING VP Growth and Income Portfolio - Class I		8,527
1,641		ING VP Intermediate Bond Portfolio - Class I		18,180
768		ING VP International Value Portfolio - Class I		5,198
404	@	ING VP MidCap Opportunities Portfolio - Class I		2,584
436		ING VP Small Company Portfolio - Class I		5,101

		Total Investments in Affiliated Investment Companies (Cost $ 183,009)*	100.0%	$174,929
		Other Assets and Liabilities - Net	(0.0)	(80)

		Net Assets	100.0%	$174,849

@	Non-income producing security
*	Cost for federal income tax purposes is $207,480.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,070
Gross Unrealized Depreciation	(33,621)

Net Unrealized Depreciation	$(32,551)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$174,929	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$174,929	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

39

ING SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
1,041,019	ING BlackRock Inflation Protected Bond Portfolio - Class I		$9,764,761
578,234	ING Davis New York Venture Portfolio - Class I		7,123,843
601,738	ING Julius Baer Foreign Portfolio - Class I		5,656,341
3,549,572	ING Limited Maturity Bond Portfolio - Class I		36,489,603
443,771	ING Marsico International Opportunities Portfolio - Class I		3,417,040
1,285,641	ING Oppenheimer Strategic Income Portfolio - Class I		11,519,341
2,909,664	ING PIMCO Core Bond Portfolio - Class I		33,373,844
875,437	ING PIMCO High Yield Portfolio - Class I		6,145,567
721,917	ING Real Estate Fund - Class I		6,684,947
647,312	ING T. Rowe Price Equity Income Portfolio - Class I		5,469,784
108,570	ING T. Rowe Price Growth Equity Portfolio - Class I		3,548,057
997,423	ING UBS U.S. Large Cap Equity Portfolio - Class I		6,184,023
592,305	ING Van Kampen Real Estate Portfolio - Class I		8,375,196
416,595	ING VP Growth and Income Portfolio - Class I		6,294,753
3,219,896	ING VP Intermediate Bond Portfolio - Class I		35,676,449
266,849	ING VP International Value Portfolio - Class I		1,806,568

	Total Investments in Affiliated Investment Companies (Cost $ 229,662,112)*	100.0%	$187,530,117
	Other Assets and Liabilities - Net	(0.0)	(70,309)

	Net Assets	100.0%	$187,459,808

*	Cost for federal income tax purposes is $236,547,102.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$597
Gross Unrealized Depreciation	(49,017,582)

Net Unrealized Depreciation	$(49,016,985)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$187,530,117	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$187,530,117	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

40

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
3,112,159		ING BlackRock Inflation Protected Bond Portfolio - Class I		$29,192,047
2,039,903		ING BlackRock Large Cap Value Portfolio - Class I		17,543,169
2,382,903		ING Davis New York Venture Portfolio - Class I		29,357,369
3,563,303		ING Global Real Estate Portfolio - Class I		25,370,720
1,801,571		ING Julius Baer Foreign Portfolio - Class I		16,934,772
574,305	@	ING Legg Mason Partners Aggressive Growth Portfolio - Class I		16,867,342
3,350,011		ING Limited Maturity Bond Portfolio - Class I		34,438,113
1,390,321		ING Marsico Growth Portfolio - Class I		15,794,046
1,334,413		ING Marsico International Opportunities Portfolio - Class I		10,274,979
5,141,058		ING Oppenheimer Strategic Income Portfolio - Class I		46,063,878
3,238,122		ING PIMCO Core Bond Portfolio - Class I		37,141,263
2,471,613		ING PIMCO High Yield Portfolio - Class I		17,350,721
1,123,783		ING Pioneer Mid Cap Value Portfolio - Class I		8,529,512
1,938,968		ING T. Rowe Price Equity Income Portfolio - Class I		16,384,282
488,335		ING T. Rowe Price Growth Equity Portfolio - Class I		15,958,790
4,273,448		ING UBS U.S. Large Cap Equity Portfolio - Class I		26,495,375
2,286,045		ING Van Kampen Comstock Portfolio - Class I		16,276,637
2,141,785		ING Van Kampen Real Estate Portfolio - Class I		30,284,834
1,605,092		ING VP Growth and Income Portfolio - Class I		24,252,934
7,446,054		ING VP Intermediate Bond Portfolio - Class I		82,502,284
1,599,791		ING VP International Value Portfolio - Class I		10,830,583
1,275,569	@	ING VP MidCap Opportunities Portfolio - Class I		8,163,642
1,389,880		ING VP Small Company Portfolio - Class I		16,261,590

		Total Investments in Affiliated Investment Companies (Cost $ 756,324,442)*	100.0%	$552,268,882
		Other Assets and Liabilities - Net	(0.0)	(203,900)

		Net Assets	100.0%	$552,064,982

@	Non-income producing security
*	Cost for federal income tax purposes is $770,159,896.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$108,443
Gross Unrealized Depreciation	(217,999,457)

Net Unrealized Depreciation	$(217,891,014)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$552,268,882	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$552,268,882	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

41

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
967,860		ING Baron Small Cap Growth Portfolio - Class I		$10,907,786
3,681,888		ING BlackRock Large Cap Value Portfolio - Class I		31,664,237
1,583,907		ING Columbia Small Cap Value II Portfolio - Class I		10,865,602
3,228,215		ING Davis New York Venture Portfolio - Class I		39,771,607
4,836,114		ING Global Real Estate Portfolio - Class I		34,433,134
1,264,251		ING JPMorgan Emerging Markets Equity Portfolio - Class I		15,221,583
4,880,085		ING Julius Baer Foreign Portfolio - Class I		45,872,802
1,296,274	@	ING Legg Mason Partners Aggressive Growth Portfolio - Class I		38,071,571
3,776,879		ING Limited Maturity Bond Portfolio - Class I		38,826,315
3,139,677		ING Marsico Growth Portfolio - Class I		35,666,726
3,168,801		ING Marsico International Opportunities Portfolio - Class I		24,399,764
3,487,147		ING Oppenheimer Strategic Income Portfolio - Class I		31,244,835
1,317,015		ING PIMCO Core Bond Portfolio - Class I		15,106,161
3,633,256		ING PIMCO High Yield Portfolio - Class I		25,505,458
2,536,804		ING Pioneer Mid Cap Value Portfolio - Class I		19,254,344
5,252,772		ING T. Rowe Price Equity Income Portfolio - Class I		44,385,922
882,291		ING T. Rowe Price Growth Equity Portfolio - Class I		28,833,278
5,791,422		ING UBS U.S. Large Cap Equity Portfolio - Class I		35,906,819
4,129,330		ING Van Kampen Comstock Portfolio - Class I		29,400,828
2,424,642		ING Van Kampen Real Estate Portfolio - Class I		34,284,436
2,174,306		ING VP Growth and Income Portfolio - Class I		32,853,767
5,352,477		ING VP Intermediate Bond Portfolio - Class I		59,305,450
3,793,828		ING VP International Value Portfolio - Class I		25,684,215
2,880,203	@	ING VP MidCap Opportunities Portfolio - Class I		18,433,296
1,255,842		ING VP Small Company Portfolio - Class I		14,693,347

		Total Investments in Affiliated Investment Companies (Cost $ 1,099,462,026)*	100.0%	$740,593,283
		Other Assets and Liabilities - Net	(0.0)	(273,159)

		Net Assets	100.0%	$740,320,124

@	Non-income producing security
*	Cost for federal income tax purposes is $1,111,828,877.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$518,380
Gross Unrealized Depreciation	(371,753,974)

Net Unrealized Depreciation	$(371,235,594)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$740,593,283	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$740,593,283	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

42

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
1,006,887		ING Baron Small Cap Growth Portfolio - Class I		$11,347,620
3,587,174		ING BlackRock Large Cap Value Portfolio - Class I		30,849,692
1,648,100		ING Columbia Small Cap Value II Portfolio - Class I		11,305,969
2,288,963		ING Davis New York Venture Portfolio - Class I		28,200,030
3,776,242		ING Global Real Estate Portfolio - Class I		26,886,843
1,971,848		ING JPMorgan Emerging Markets Equity Portfolio - Class I		23,741,055
3,804,511		ING Julius Baer Foreign Portfolio - Class I		35,762,405
1,010,639	@	ING Legg Mason Partners Aggressive Growth Portfolio - Class I		29,682,473
2,938,458		ING Marsico Growth Portfolio - Class I		33,380,886
3,533,669		ING Marsico International Opportunities Portfolio - Class I		27,209,248
1,047,805		ING PIMCO Core Bond Portfolio - Class I		12,018,327
2,839,374		ING PIMCO High Yield Portfolio - Class I		19,932,405
2,769,304		ING Pioneer Mid Cap Value Portfolio - Class I		21,019,017
4,096,453		ING T. Rowe Price Equity Income Portfolio - Class I		34,615,031
860,252		ING T. Rowe Price Growth Equity Portfolio - Class I		28,113,028
3,614,388		ING UBS U.S. Large Cap Equity Portfolio - Class I		22,409,205
4,025,680		ING Van Kampen Comstock Portfolio - Class I		28,662,840
1,515,587		ING Van Kampen Real Estate Portfolio - Class I		21,430,405
1,507,301		ING VP Growth and Income Portfolio - Class I		22,775,316
3,612,888		ING VP Intermediate Bond Portfolio - Class I		40,030,799
4,227,067		ING VP International Value Portfolio - Class I		28,617,241
3,145,023	@	ING VP MidCap Opportunities Portfolio - Class I		20,128,145
1,469,671		ING VP Small Company Portfolio - Class I		17,195,153

		Total Investments in Affiliated Investment Companies (Cost $ 880,442,709)*	100.0%	$575,313,133
		Other Assets and Liabilities - Net	(0.0)	(212,271)

		Net Assets	100.0%	$575,100,862

@	Non-income producing security
*	Cost for federal income tax purposes is $891,075,725.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$419,041
Gross Unrealized Depreciation	(316,181,633)

Net Unrealized Depreciation	$(315,762,592)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$575,313,133	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$575,313,133	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

43

ING SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
718,213		ING Baron Small Cap Growth Portfolio - Class I		$8,094,260
2,044,669		ING BlackRock Large Cap Value Portfolio - Class I		17,584,152
1,175,991		ING Columbia Small Cap Value II Portfolio - Class I		8,067,300
1,305,845		ING Davis New York Venture Portfolio - Class I		16,088,010
2,157,438		ING Global Real Estate Portfolio - Class I		15,360,955
1,406,260		ING JPMorgan Emerging Markets Equity Portfolio - Class I		16,931,373
3,255,081		ING Julius Baer Foreign Portfolio - Class I		30,597,757
691,594	@	ING Legg Mason Partners Aggressive Growth Portfolio - Class I		20,312,112
1,676,815		ING Marsico Growth Portfolio - Class I		19,048,620
2,423,203		ING Marsico International Opportunities Portfolio - Class I		18,658,667
43,385		ING PIMCO Core Bond Portfolio - Class I		497,626
2,030,681		ING Pioneer Mid Cap Value Portfolio - Class I		15,412,872
2,726,049		ING T. Rowe Price Equity Income Portfolio - Class I		23,035,112
490,920		ING T. Rowe Price Growth Equity Portfolio - Class I		16,043,251
2,062,725		ING UBS U.S. Large Cap Equity Portfolio - Class I		12,788,894
2,296,373		ING Van Kampen Comstock Portfolio - Class I		16,350,177
433,137		ING Van Kampen Real Estate Portfolio - Class I		6,124,553
859,918		ING VP Growth and Income Portfolio - Class I		12,993,356
561,553		ING VP Intermediate Bond Portfolio - Class I		6,222,012
2,894,585		ING VP International Value Portfolio - Class I		19,596,342
2,307,044	@	ING VP MidCap Opportunities Portfolio - Class I		14,765,080
1,118,413		ING VP Small Company Portfolio - Class I		13,085,436

		Total Investments in Affiliated Investment Companies (Cost $ 517,452,832)*	100.0%	$327,657,917
		Other Assets and Liabilities - Net	(0.0)	(137,033)

		Net Assets	100.0%	$327,520,884

@	Non-income producing security
*	Cost for federal income tax purposes is $522,874,117.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$17,508
Gross Unrealized Depreciation	(195,233,708)

Net Unrealized Depreciation	$(195,216,200)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$327,657,917	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$327,657,917	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

44

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount

ING Solution Growth and Income Portfolio
Class ADV	NII	$—
Class I	NII	$0.0082
Class S	NII	$0.0125
All Classes	LTCG	$0.0029

ING Solution Growth Portfolio
Class ADV	NII	$—
Class I	NII	$—
Class S	NII	$0.0031
All Classes	LTCG	$0.0010

ING Solution Income Portfolio
Class ADV	NII	$0.1856
Class I	NII	$0.2137
Class S	NII	$0.1916
Class T	NII	$0.0751
All Classes	STCG	$0.1075
All Classes	LTCG	$0.0759

ING Solution 2015 Portfolio
Class ADV	NII	$0.1703
Class I	NII	$0.2012
Class S	NII	$0.1793
Class T	NII	$0.0808
All Classes	STCG	$0.0945
All Classes	LTCG	$0.1364

ING Solution 2025 Portfolio
Class ADV	NII	$0.1327
Class I	NII	$0.1646
Class S	NII	$0.1401
Class T	NII	$0.0647
All Classes	STCG	$0.1108
All Classes	LTCG	$0.1977

ING Solution 2035 Portfolio
Class ADV	NII	$0.1341
Class I	NII	$0.1665
Class S	NII	$0.1414
Class T	NII	$0.0466
All Classes	STCG	$0.1490
All Classes	LTCG	$0.2055

45

TAX INFORMATION (UNAUDITED) (CONTINUED)

Fund Name	Type	Per Share Amount

ING Solution 2045 Portfolio
Class ADV	NII	$0.1108
Class I	NII	$0.1424
Class S	NII	$0.1190
Class T	NII	$0.0413
All Classes	STCG	$0.1419
All Classes	LTCG	$0.2195

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Solution Growth and Income Portfolio	9.91%

ING Solution Growth Portfolio	17.11%

ING Solution Income Portfolio	4.41%

ING Solution 2015 Portfolio	9.60%

ING Solution 2025 Portfolio	14.28%

ING Solution 2035 Portfolio	14.12%

ING Solution 2045 Portfolio	16.83%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

46

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund’s Board. A Director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships held by Director
Independent Directors:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director	November 2007 -Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004)	161	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Director	November 1997 - Present	President, Bechtler Arts Foundation (March 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	161	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Director	January 2006 - Present	Consultant and President of self - owned company, Ravengate Partners LLC (January 2000 - Present).	161	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	161	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	161	Bankers Trust Company, N.A. (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	161	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corporation (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2006 - Present	Consultant (May 2001 - Present).	161	Global Alternative Asset Management, Inc. (October 2007 - Present) and Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	161	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

47

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships held by Director
Directors who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	161	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).	200	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)

Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board’s retirement policy, which states that each Independent Director shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Director reaches the age of 70, if that Director qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Director reaches the age of 72 or has served as a Director for 15 years, whichever comes first, if that Director does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), ”Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twian House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

48

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001- December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	January 2005 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	January 2005 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney - Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

49

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2005 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

50

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contract will remain in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Company, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and approve the contract. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contract (the “Advisory Contract”) between Directed Services LLC (the “Adviser”) and the Company, on behalf of the Portfolios.

The Independent Directors also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 14, 2008 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts for all the funds in the ING Funds complex were considered at the same Board meeting, the Directors considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory

Contract for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent

51

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Directors in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of advisory arrangements (including the Portfolios’ Advisory Contract). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“Selected Peer Group”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the I/B/F IRC, reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or Selected Peer Group.

The Board employed its process for reviewing contracts when considering the renewal of the Portfolios’ Advisory Contract that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2009, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of each Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Directors; (5) copies of the form of Advisory Contract; (6) copies of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of each Portfolio; and (11) other information relevant to the Board’s evaluations.

Class I shares of the Portfolios were used for purposes of certain comparisons between the Portfolios and their Selected Peer Groups. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management, under which it oversees the sub-advisers to the underlying funds in which the Portfolios invest. The Board noted the

52

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Portfolios’ portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing the advisory relationship, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2008. The Board’s findings specific to each Portfolio’s performance is discussed below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, while each Portfolio is subject to a level advisory fee rate, the Board noted that any breakpoints in advisory fee schedules of certain underlying funds in which the Portfolios invest would result in a lower advisory fee rate for the underlying fund when the fund achieves sufficient asset levels to receive a breakpoint discount.

53

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Further, each Portfolio benefits from expense limits and waivers of certain fees, and the Board also considered the extent to which economies of scale could be realized through such limitations and waivers.

In evaluating economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic, and the Independent Directors who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that the Portfolios had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolios to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structure of the Portfolios as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Further, the Board considered that the decline in asset levels of the Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser primarily on the factors described for the Portfolios below.

54

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio-by- Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing the Portfolios’ current Advisory Contract for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. In each case, each Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Portfolios’ management fees and expense ratios were compared to the fees and expense ratios of the funds in its Selected Peer Groups.

ING Solution Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account the Portfolio launched in July 2007 and, therefore, had a limited operating history for the purpose of analyzing its performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (including a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in July 2007 and it is reasonable to permit the Portfolio to establish a longer operating history for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account the Portfolio launched in July 2007, and therefore, had a limited operating history for the purpose of analyzing its performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (including a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

55

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in July 2007 and it is reasonable to permit the Portfolio to establish a longer operating history for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s discussion of peer group construction and its analysis regarding adjustments to the Portfolio’s asset allocation; (2) the recent removal of a poorly performing fund from the underlying funds in which the Portfolio invests; and (3) the negative effect of sector allocations in the underlying funds.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (including a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Adviser recently removed a poorly performing fund from the underlying funds in which the Portfolio invests, and it is reasonable to provide time to evaluate the effect of this change. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s discussion of peer group construction and its analysis regarding adjustments to the Portfolio’s asset allocation; (2) the recent removal of a poorly performing fund from the underlying funds in which the Portfolio invests; and (3) the negative effect of sector allocations in the underlying funds.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (including a 0.02% administration fee) for the Portfolio is below the

56

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Adviser recently removed a poorly performing fund from the underlying funds in which the Portfolio invests, and it is reasonable to provide time to evaluate the effect of this change. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, one-year, and three-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s discussion of peer group construction and its analysis regarding adjustments to the Portfolio’s asset allocation; (2) the recent removal of a poorly performing fund from the underlying funds in which the Portfolio invests; and (3) the negative effect of sector allocations in the underlying funds.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (including a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Adviser recently removed a poorly performing fund from the underlying funds in which the Portfolio invests, and it is reasonable to provide time to evaluate the effect of this change. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, one-year, and three-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s discussion of peer group construction and its analysis regarding adjustments to the Portfolio’s asset allocation; (2) the recent removal of a poorly performing fund from the underlying funds in which the Portfolio invests; and (3) the negative effect of sector allocations in the underlying funds.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the

57

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (including a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Adviser recently removed a poorly performing fund from the underlying funds in which the Portfolio invests, and it is reasonable to provide time to evaluate the effect of this change. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s discussion of peer group construction and its analysis regarding adjustments to the Portfolio’s asset allocation; (2) the recent removal of a poorly performing fund from the underlying funds in which the Portfolio invests; and (3) the negative effect of sector allocations in the underlying funds.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Solution 2045 Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (including a 0.02% administration fee) for the Portfolio is below the median and the average management fees of the portfolios in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the portfolios in its Selected Peer Group. In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Adviser recently removed a poorly performing fund from the underlying funds in which the Portfolio invests, and it is reasonable to provide time to evaluate the effect of this change. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

58

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-USOL	(1208-021709)

Annual Report

December 31, 2008

Adviser Class (“ADV”), Initial Class (“I”),

Service Class (“S”) and Class T

ING Partners, Inc.

■	ING Index Solution Income Portfolio

■	ING Index Solution 2015 Portfolio

■	ING Index Solution 2025 Portfolio

■	ING Index Solution 2035 Portfolio

■	ING Index Solution 2045 Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews

President & Chief Executive Officer

ING Funds

January 23, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE  FOR THE YEAR ENDED DECEMBER 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the

Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year). By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained

2

MARKET PERSPECTIVE  FOR THE YEAR ENDED DECEMBER 31, 2008

Composite Index(4), formerly known as the Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING INDEX SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Index Solution Portfolios consist of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, and ING Index Solution 2045 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Index Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“DSL” or “Investment Adviser”), under the guidance of an Investment Committee(1). ING Investment Management Co. (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep.

Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 5. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by DSL. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative out performance) or overweighted in assets or a market with significant declines (or relative under performance).

The Investment Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultant.

Since the Portfolios’ inception in March 2008, all equity asset classes experienced negative returns. Fixed income was the best performing asset class, while international equities and REITs were the worst performing asset classes. On a relative basis, domestic equities outperformed international equities. Within international, developed non-U.S. stocks outperformed emerging markets stocks. Within domestic equity, small cap stocks outperformed large cap stocks and large cap stocks outperformed mid cap stocks. Within fixed income, Treasury inflation-protected securities (“TIPS”) underperformed other investment grade bonds and high yield bonds lagged all investment grade bonds significantly from the period of the Portfolios’ inception through December 31, 2008.

The Portfolios are comprised of the following five underlying funds:

ING Russell Large Cap Index Portfolio

ING Russell Mid Cap Index Portfolio

ING Russell Small Cap Index Portfolio

ING International Index Portfolio

ING Lehman Brothers U.S. Aggregate Bond Index Portfolio

Several small tactical moves were made during the year. An overweight position within international equities, along with an underweight position within small cap and mid cap domestic equities, was implemented at the beginning of the second quarter and unwound at the end of that quarter. An overweight to domestic large cap equities and a corresponding underweight to fixed income was implemented at the beginning of the second quarter and unwound at the end of the third quarter. The year closed with the Portfolios neutral with respect to their target strategic weightings within each asset class.

Current Strategy and Outlook: The year 2008 turned out to be a painful one for investors. Negative absolute returns in all equity classes were the result of a year underscored by a litany of issues: an escalating financial crisis, global recession fears, geopolitics, collapses of storied financial firms, unparalleled levels of market volatility, threat of deflation and a credit crunch that dried up liquidity in the bond markets. The housing market continues to remain weakened, industrial production has slowed and unemployment has risen. Intervention from the Federal Reserve Board and the U.S. Department of the Treasury appears to have slowed down the pace of negative news, but has not, as yet, halted it. Looking forward, we believe the recession will continue for the next two quarters, with growth resuming in the second half of 2009. Net exports should continue to contribute to growth, but not as much as in the past few years. Housing should be less of a drag on the economy in 2009. With two-thirds of its loans related to real estate, we believe the banking sector is unlikely to recover fully until house prices stop falling. We believe headline inflation will decline, and perhaps turn negative, but we don’t believe we are in the midst of a deflationary spiral. Finally, we believe a large fiscal stimulus program will be enacted by Congress early in 2009. Without further clarity in the vastly fluctuating markets, we intend to remain neutral until such time we have additional information.

(1)  The members of the Investment Committee are: William A. Evans, Michael J. Roland, and Paul Zemsky.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION PORTFOLIOS

Cumulative Total Returns for the Period Ended December 31, 2008
Since Inception March 10, 2008
ING Index Solution Income Portfolio, Class S	(7.40)%
Dow Jones Target Today Index – Global Series(1)(2)	(3.60)%
ING Index Solution Income Composite Index(2)(3)	(8.16)%
ING Index Solution 2015 Portfolio, Class S	(15.50)%
Dow Jones Target 2015 Index – Global Series(1)(2)	(14.92)%
ING Index Solution 2015 Composite Index(2)(3)	(17.15)%
ING Index Solution 2025 Portfolio, Class S	(22.00)%
Dow Jones Target 2025 Index – Global Series(1)(2)	(23.94)%
ING Index Solution 2025 Composite Index(2)(3)	(24.06)%
ING Index Solution 2035 Portfolio, Class S	(25.30)%
Dow Jones Target 2035 Index – Global Series(1)(2)	(30.47)%
ING Index Solution 2035 Composite Index(2)(3)	(27.69)%
ING Index Solution 2045 Portfolio, Class S	(28.70)%
Dow Jones Target 2045 Index – Global Series(1)(2)	(32.16)%
ING Index Solution 2045 Composite Index(2)(3)	(31.45)%

(1)  The Dow Jones Target Today Index – Global Series, Dow Jones Target 2015 Index – Global Series, Dow Jones Target 2025 Index – Global Series, Dow Jones Target 2035 Index – Global Series and Dow Jones Target 2045 Index – Global Series are each comprised of a set of equity, bond and cash sub-indices.

(2)  Index returns are for the period beginning March 1, 2008.

(3)  The ING Index Solution Income Composite Index, ING Index Solution 2015 Composite Index, ING Index Solution 2025 Composite Index, ING Index Solution 2035 Composite Index and ING Index Solution 2045 Composite Index are each comprised of the asset class indices that correspond to the particular asset classes in which each Portfolio invests and their benchmark weightings.

Asset Allocation

as of December 31, 2008

(as a percentage of net assets)

Underlying Affiliated Funds		ING Index Solution Income Portfolio		ING Index Solution 2015 Portfolio		ING Index Solution 2025 Portfolio		ING Index Solution 2035 Portfolio		ING Index Solution 2045 Portfolio
ING Russell Large Cap Index Portfolio – Class I	%	24.3		35.9		45.6		43.3		37.1
ING Russell Mid Cap Index Portfolio – Class I	%	—		3.1		5.2		8.2		11.3
ING Russell Small Cap Index Portfolio – Class I	%	—		4.3		6.3		9.4		13.5
ING International Index Portfolio – Class I	%	6.3		12.4		18.4		24.5		33.3
ING Lehman Brothers U.S. Aggregate Bond Index Portfolio – Class I	%	69.4		44.3		24.5		14.6		4.8
Other assets and liabilities – Net	%	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*

	%	100.0		100.0		100.0		100.0		100.0

*  Amount is more than (0.05)%

Target Allocations

as of December 31, 2008

(as a percentage of net assets)

		ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2025 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2045 Portfolio
U.S. Large-Cap Stocks	%	24	36	46	44	38
U.S. Mid-Cap Stocks	%	—	3	5	8	11
U.S. Small-Cap Stocks	%	—	4	6	9	13
Non-U.S./International Stocks	%	6	12	18	24	33
Intermediate-Term Bonds	%	70	45	25	15	5

	%	100.0	100.0	100.0	100.0	100.0

5

ING INDEX SOLUTION INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2008
	Since Inception of Classes ADV, I, S and T March 10, 2008
Class ADV	(7.60)%
Class I	(7.10)%
Class S	(7.40)%
Class T	(7.70)%
Dow Jones Target Today Index — Global Series(1)	(3.60	)%(3)
Composite Index(2)	(8.16	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target Today Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)	The Composite Index is comprised of 24% Russell Top 200 Index/6% MSCI EAFE® Index/70% Barclays Capital U.S. Aggregate Bond Index.
(3)	Since inception performance for the indices is shown as of March 1, 2008.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2015 PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2008
	Since Inception of Classes ADV, I, S and T March 10, 2008
Class ADV	(15.70)%
Class I	(15.40)%
Class S	(15.50)%
Class T	(15.90)%
Dow Jones Target 2015 Index — Global Series(1)	(14.92	)%(3)
Composite Index(2)	(17.15	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones 2015 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)	The Composite Index is comprised of 36% Russell Top 200 Index/3% Russell Midcap Index/4% Russell 2000 Index/12% MSCI EAFE Index/45% Barclays Capital U.S. Aggregate Bond Index.
(3)	Since inception performance for the indices is shown from March 1, 2008.

7

ING INDEX SOLUTION 2025 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2008
	Since Inception of Classes ADV, I, S and T March 10, 2008
Class ADV	(22.10)%
Class I	(21.80)%
Class S	(22.00)%
Class T	(22.20)%
Dow Jones Target 2025 Index — Global Series(1)	(23.94	)%(3)
Composite Index(2)	(24.06	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target 2025 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)	The Composite Index is comprised of 46% Russell Top 200 Index/5% Russell Midcap Index/6% Russell 2000 Index/18% MSCI EAFE Index/25% Barclays Capital U.S. Aggregate Bond Index.
(3)	Since inception performance for the indices is shown from March 1, 2008.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2035 PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2008
	Since Inception of Classes ADV, I, S and T March 10, 2008
Class ADV	(25.50)%
Class I	(25.20)%
Class S	(25.30)%
Class T	(25.60)%
Dow Jones Target 2035 Index — Global Series(1)	(30.47	)%(3)
Composite Index(2)	(27.69	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target 2035 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)	The Composite Index is comprised of 44% Russell Top 200 Index/8% Russell Midcap Index/9% Russell 2000 Index/24% MSCI EAFE Index/15% Barclays Capital U.S. Aggregate Bond Index.
(3)	Since inception performance for the indices is shown from March 1, 2008.

9

ING INDEX SOLUTION 2045 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2008
	Since Inception of Classes ADV, I, S and T March 10, 2008
Class ADV	(28.90)%
Class I	(28.60)%
Class S	(28.70)%
Class T	(29.00)%
Dow Jones Target 2045 Index — Global Series(1)	(32.16	)%(3)
Composite Index(2)	(31.45	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Target 2045 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes.
(2)	The Composite Index is comprised of 38% Russell Top 200 Index/11% Russell Midcap Index/13% Russell 2000 Index/33% MSCI EAFE Index/5% Barclays Capital U.S. Aggregate Bond Index.
(3)	Since inception performance for the indices is shown from March 1, 2008.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2008**	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2008**
ING Index Solution Income Portfolio
Class ADV	$1,000.00	$929.60	0.62%	$3.01	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	932.70	0.12	0.58	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	929.70	0.37	1.79	1,000.00	1,023.28	0.37	1.88
Class T	1,000.00	928.60	0.82	3.98	1,000.00	1,021.01	0.82	4.17
ING Index Solution 2015 Portfolio
Class ADV	$1,000.00	$843.00	0.62%	$2.87	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	844.30	0.12	0.56	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	844.20	0.37	1.72	1,000.00	1,023.28	0.37	1.88
Class T	1,000.00	841.80	0.82	3.80	1,000.00	1,021.01	0.82	4.17

*	Expense ratios do not include expense of the Underlying Funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2008**	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2008**
ING Index Solution 2025 Portfolio
Class ADV	$1,000.00	$776.70	0.62%	$2.77	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	778.10	0.12	0.54	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	776.90	0.37	1.65	1,000.00	1,023.28	0.37	1.88
Class T	1,000.00	776.40	0.82	3.66	1,000.00	1,021.01	0.82	4.17
ING Index Solution 2035 Portfolio
Class ADV	$1,000.00	$739.80	0.62%	$2.71	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	741.30	0.12	0.53	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	741.10	0.37	1.62	1,000.00	1,023.28	0.37	1.88
Class T	1,000.00	738.80	0.82	3.58	1,000.00	1,021.01	0.82	4.17
ING Index Solution 2045 Portfolio
Class ADV	$1,000.00	$702.60	0.62%	$2.65	$1,000.00	$1,022.02	0.62%	$3.15
Class I	1,000.00	704.10	0.12	0.51	1,000.00	1,024.53	0.12	0.61
Class S	1,000.00	703.80	0.37	1.58	1,000.00	1,023.28	0.37	1.88
Class T	1,000.00	701.60	0.82	3.51	1,000.00	1,021.01	0.82	4.17

*	Expense ratios do not include expense of the Underlying Funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, and ING Index Solution 2045 Portfolio, each a series of ING Partners, Inc., as of December 31, 2008, and the related statements of operations, statements of changes in net assets, and the financial highlights for the period from March 10, 2008 (commencement of operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2009

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2025 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$4,155,517	$13,015,769	$17,123,366
Fund shares sold receivable	135,076	366,354	2,584,606

Total assets	4,290,593	13,382,123	19,707,972

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	134,815	366,354	2,583,901
Payable for fund shares redeemed	261	—	705
Payable to affiliates	1,725	5,248	6,144

Total liabilities	136,801	371,602	2,590,750

NET ASSETS	$4,153,792	$13,010,521	$17,117,222

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,169,190	$13,750,893	$18,387,397
Undistributed net investment income	42,603	140,253	162,477
Accumulated net realized loss on investments	(49,827)	(276,234)	(102,052)
Net unrealized depreciation on investments	(8,174)	(604,391)	(1,330,600)

NET ASSETS	$4,153,792	$13,010,521	$17,117,222

* Cost of investments in affiliated underlying funds	$4,163,691	$13,620,160	$18,453,966

Class ADV:
Net assets	$2,542,580	$8,876,569	$12,557,096
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	275,068	1,053,048	1,612,595
Net asset value and redemption price per share	$9.24	$8.43	$7.79
Class I:
Net assets	$2,795	$182,711	$2,353
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	301	21,599	301
Net asset value and redemption price per share	$9.29	$8.46	$7.82
Class S:
Net assets	$1,605,640	$3,948,711	$4,555,435
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	173,332	467,545	583,874
Net asset value and redemption price per share	$9.26	$8.45	$7.80
Class T:
Net assets	$2,777	$2,530	$2,338
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	301	301	301
Net asset value and redemption price per share	$9.23	$8.41	$7.78

See Accompanying Notes to Financial Statements

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING Index Solution 2035 Portfolio	ING Index Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$13,354,028	$4,960,158
Fund shares sold receivable	1,372,275	474,602

Total assets	14,726,303	5,434,760

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,372,275	474,602
Payable to affiliates	4,866	1,776

Total liabilities	1,377,141	476,378

NET ASSETS	$13,349,162	$4,958,382

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$14,286,445	$5,774,437
Undistributed net investment income	139,823	53,447
Accumulated net realized loss on investments	(107,683)	(58,943)
Net unrealized depreciation on investments	(969,423)	(810,559)

NET ASSETS	$13,349,162	$4,958,382

* Cost of investments in affiliated underlying funds	$14,323,451	$5,770,717

Class ADV:
Net assets	$9,139,239	$3,069,359
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,226,693	431,806
Net asset value and redemption price per share	$7.45	$7.11
Class I:
Net assets	$169,538	$115,290
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	22,673	16,150
Net asset value and redemption price per share	$7.48	$7.14
Class S:
Net assets	$4,038,147	$1,771,597
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	540,882	248,464
Net asset value and redemption price per share	$7.47	$7.13
Class T:
Net assets	$2,238	$2,136
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	301
Net asset value and redemption price per share	$7.44	$7.10

See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2025 Portfolio
	March 10, 2008(1) to December 31, 2008	March 10, 2008(1) to December 31, 2008	March 10, 2008(1) to December 31, 2008
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$43,172	$147,391	$175,420

Total investment income	43,172	147,391	175,420

EXPENSES:
Investment management fees	949	3,134	3,417
Distribution and service fees:
Class ADV	3,422	9,933	12,309
Class S	652	2,695	2,377
Class T	19	18	18
Administrative service fees	190	627	684

Total expenses	5,232	16,407	18,805
Net waived and reimbursed fees	(1)	(1)	(1)

Net expenses	5,231	16,406	18,804

Net investment income	37,941	130,985	156,616

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Realized gain distributions from affiliated underlying funds	4,651	9,246	5,837
Net realized loss on sale of affiliated underlying funds	(49,827)	(276,234)	(102,052)

Net realized loss on affiliated underlying funds	(45,176)	(266,988)	(96,215)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(8,174)	(604,391)	(1,330,600)

Net realized and unrealized loss on affiliated underlying funds	(53,350)	(871,379)	(1,426,815)

Decrease in net assets resulting from operations	$(15,409)	$(740,394)	$(1,270,199)

(1) Commencement of operations

See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS

	ING Index Solution 2035 Portfolio	ING Index Solution 2045 Portfolio
	March 10, 2008(1) to December 31, 2008	March 10, 2008(1) to December 31, 2008
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$150,137	$59,833

Total investment income	150,137	59,833

EXPENSES:
Investment management fees	2,491	1,321
Distribution and service fees:
Class ADV	8,224	3,955
Class S	1,968	1,205
Class T	17	17
Administrative service fees	498	264

Total expenses	13,198	6,762
Net waived and reimbursed fees	(1)	(1)

Net expenses	13,197	6,761

Net investment income	136,940	53,072

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Realized gain distributions from affiliated underlying funds	2,871	356
Net realized loss on sale of affiliated underlying funds	(107,683)	(58,943)

Net realized loss on affiliated underlying funds	(104,812)	(58,587)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(969,423)	(810,559)

Net realized and unrealized loss on affiliated underlying funds	(1,074,235)	(869,146)

Decrease in net assets resulting from operations	$(937,295)	$(816,074)

(1) Commencement of operations

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio
	March 10, 2008(1) to December 31, 2008	March 10, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$37,941	$130,985
Net realized loss on affiliated underlying funds	(45,176)	(266,988)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(8,174)	(604,391)

Decrease in net assets resulting from operations	(15,409)	(740,394)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,738,152	15,310,678
Cost of shares redeemed	(568,951)	(1,559,763)

Net increase in net assets resulting from capital share transactions	4,169,201	13,750,915

Net increase in net assets	4,153,792	13,010,521

NET ASSETS:
Beginning of period	—	—

End of period	$4,153,792	$13,010,521

Undistributed net investment income at end of period	$42,603	$140,253

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2025 Portfolio	ING Index Solution 2035 Portfolio
	March 10, 2008(1) to December 31, 2008	March 10, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$156,616	$136,940
Net realized loss on affiliated underlying funds	(96,215)	(104,812)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(1,330,600)	(969,423)

Decrease in net assets resulting from operations	(1,270,199)	(937,295)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,842,076	14,986,309
Cost of shares redeemed	(454,655)	(699,852)

Net increase in net assets resulting from capital share transactions	18,387,421	14,286,457

Net increase in net assets	17,117,222	13,349,162

NET ASSETS:
Beginning of period	—	—

End of period	$17,117,222	$13,349,162

Undistributed net investment income at end of period	$162,477	$139,823

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

ING Index Solution 2045 Portfolio
March 10, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$53,072
Net realized loss on affiliated underlying funds	(58,587)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(810,559)

Decrease in net assets resulting from operations	(816,074)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,875,012
Cost of shares redeemed	(100,556)

Net increase in net assets resulting from capital share transactions	5,774,456

Net increase in net assets	4,958,382

NET ASSETS:
Beginning of period	—

End of period	$4,958,382

Undistributed net investment income at end of period	$53,447

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Investment income (loss) net of all reductions/additions(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Index Solution Income Portfolio
Class ADV
03-10-2008(5) - 12-31-08	10.00	0.26	•	(1.02)	(0.76)	—	—	—	—	9.24	(7.60)	0.62	0.62	0.62	3.48	2,543	50

Class I
03-10-2008(5) - 12-31-08	10.00	0.17		(0.88)	(0.71)	—	—	—	—	9.29	(7.10)	0.12	0.12	0.12	2.16	3	50

Class S
03-10-2008(5) - 12-31-08	10.00	0.39	•	(1.13)	(0.74)	—	—	—	—	9.26	(7.40)	0.37	0.37	0.37	5.38	1,606	50

Class T
03-10-2008(5) - 12-31-08	10.00	0.11		(0.88)	(0.77)	—	—	—	—	9.23	(7.70)	0.87	0.82	0.82	1.47	3	50

ING Index Solution 2015 Portfolio
Class ADV
03-10-2008(5) - 12-31-08	10.00	0.30	•	(1.87)	(1.57)	—	—	—	—	8.43	(15.70)	0.62	0.62	0.62	4.34	8,877	39

Class I
03-10-2008(5) - 12-31-08	10.00	0.26	•	(1.80)	(1.54)	—	—	—	—	8.46	(15.40)	0.12	0.12	0.12	3.72	183	39

Class S
03-10-2008(5) - 12-31-08	10.00	0.27	•	(1.82)	(1.55)	—	—	—	—	8.45	(15.50)	0.37	0.37	0.37	3.92	3,949	39

Class T
03-10-2008(5) - 12-31-08	10.00	0.09		(1.68)	(1.59)	—	—	—	—	8.41	(15.90)	0.87	0.82	0.82	1.12	3	39

ING Index Solution 2025 Portfolio
Class ADV
03-10-08(5) - 12-31-08	10.00	0.28	•	(2.49)	(2.21)	—	—	—	—	7.79	(22.10)	0.62	0.62	0.62	4.29	12,557	17
Class I
03-10-08(5) - 12-31-08	10.00	0.11		(2.29)	(2.18)	—	—	—	—	7.82	(21.80)	0.12	0.12	0.12	1.50	2	17
Class S
03-10-08(5) - 12-31-08	10.00	0.35	•	(2.55)	(2.20)	—	—	—	—	7.80	(22.00)	0.37	0.37	0.37	5.36	4,555	17
Class T
03-10-08(5) - 12-31-08	10.00	0.06		(2.28)	(2.22)	—	—	—	—	7.78	(22.20)	0.87	0.82	0.82	0.80	2	17

See Accompanying Notes to Financial Statements

21

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Investment income (loss) net of all reductions/additions(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Index Solution 2035 Portfolio
Class ADV
03-10-2008(5) - 12-31-08	10.00	0.33	•	(2.88)	(2.55)	—	—	—	—	7.45	(25.50)	0.62	0.62	0.62	5.29	9,139	19
Class I
03-10-2008(5) - 12-31-08	10.00	0.24	•	(2.76)	(2.52)	—	—	—	—	7.48	(25.20)	0.12	0.12	0.12	3.87	170	19
Class S
03-10-2008(5) - 12-31-08	10.00	0.37	•	(2.90)	(2.53)	—	—	—	—	7.47	(25.30)	0.37	0.37	0.37	6.06	4,038	19
Class T
03-10-2008(5) - 12-31-08	10.00	0.05		(2.61)	(2.56)	—	—	—	—	7.44	(25.60)	0.87	0.82	0.82	0.64	2	19

ING Index Solution 2045 Portfolio
Class ADV
03-10-2008(5) - 12-31-08	10.00	0.24	•	(3.13)	(2.89)	—	—	—	—	7.11	(28.90)	0.62	0.62	0.62	3.81	3,069	12
Class I
03-10-2008(5) - 12-31-08	10.00	0.20	•	(3.06)	(2.86)	—	—	—	—	7.14	(28.60)	0.12	0.12	0.12	3.32	115	12
Class S
03-10-2008(5) - 12-31-08	10.00	0.28	•	(3.15)	(2.87)	—	—	—	—	7.13	(28.70)	0.37	0.37	0.37	4.44	1,772	12
Class T
03-10-2008(5) - 12-31-08	10.00	0.03		(2.93)	(2.90)	—	—	—	—	7.10	(29.00)	0.87	0.82	0.82	0.47	2	12

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage Commission Recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage Commission Recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008

NOTE 1 — ORGANIZATION

Organization. ING Partners, Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series, each of which has its own investment objective, policies and restrictions. The Fund currently consists of thirty-six Portfolios. The five Portfolios included in this report are: ING Index Solution Income Portfolio (“Index Solution Income”), ING Index Solution 2015 Portfolio (“Index Solution 2015”), ING Index Solution 2025 Portfolio (“Index Solution 2025”), ING Index Solution 2035 Portfolio (“Index Solution 2035”) and ING Index Solution 2045 Portfolio (“Index Solution 2045”) (each, a “Portfolio” and collectively, the “Portfolios”). With the exception of Index Solution Income, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). The investment objectives of the Portfolios are as follows: Index Solution Income — seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement; for each of Index Solution 2015, 2025, 2035 and 2045 Portfolios — until the day prior to the Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015, 2025, 2035 and 2045, respectively. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement. When Index Solution 2015, 2025, 2035 and 2045 Portfolios reach their respective Target Date, they may be combined with the Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”). The Portfolios serve as an investment option in underlying variable insurance products offered by Direct Services LLC (“DSL” or “Investment Adviser”).

Shares of the Portfolios are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Portfolios offer the following four classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”) and Class T. The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its relative daily net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the investment-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

summarizing the Portfolios’ investments under these levels of classification is included following each portfolios Portfolio of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies will be made in accordance with the FSP and will be incorporated for the relevant period as part of the Notes to Financial Statements and Portfolio of Investments, if applicable.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Certain Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios each have entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets during the month.

ING Investment Management Co. (the “Consultant”) is a consultant to the Investment Adviser. DSL pays the Consultant a consulting fee of 0.03% based on the average daily net assets of each Portfolio. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep N.Y. (“ING Groep”).

The Consultant will provide tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

Under an Administrative Services Agreement between the Portfolios and ING Fund Services, LLC (“IFS”), an

indirect, wholly-owned subsidiary of ING Groep, IFS provides all administrative services necessary for the Portfolios’ operations and is responsible for the supervision of the Portfolios’ other service providers. IFS also assumes all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the period ended December 31, 2008, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Non U.S. Government
	Purchases	Sales
Index Solution Income	$4,849,054	$640,187
Index Solution 2015	15,603,924	1,716,777
Index Solution 2025	19,374,856	824,675
Index Solution 2035	15,112,930	684,667
Index Solution 2045	6,053,116	223,812

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class T of the Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor” or “IFD”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Rule 12b-1 Plan, each Portfolio makes payments to IFD at an annual rate of 0.25% and 0.50% of the Portfolio’s average daily net assets attributable to its Class ADV and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. The expense waiver will continue through at least May 1, 2010.

The Fund has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S and T shares of each Portfolio. The Service Plan allows the Fund’s Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

or other financial intermediaries that provide administrative services related to Classes ADV, S and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IFD at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV, S and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2008, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Note 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Solution Income	$333	$67	$1,325	$1,725
Index Solution 2015	985	197	4,066	5,248
Index Solution 2025	1,130	226	4,788	6,144
Index Solution 2035	926	185	3,755	4,866
Index Solution 2045	350	70	1,356	1,776

The Fund has adopted a Retirement Policy (“Policy”) covering all independent directors of the Fund who will have served as independent directors for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Series:

ING Life Insurance and Annuity Company — Index Solution Income (94.11%); Index Solution 2015 (98.10%); Index Solution 2025 (98.80%); Index Solution 2035 (97.28%); Index Solution 2045 (94.08%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class T
Index Solution Income	0.62%	0.12%	0.37%	0.82%
Index Solution 2015	0.62%	0.12%	0.37%	0.82%
Index Solution 2025	0.62%	0.12%	0.37%	0.82%
Index Solution 2035	0.62%	0.12%	0.37%	0.82%
Index Solution 2045	0.62%	0.12%	0.37%	0.82%

(1)	The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2008, the Portfolios did not have any waived or reimbursed fees subject to recoupment.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

26

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	($)	($)	($)
Index Solution Income
Class ADV
03-10-08(1) - 12-31-08	317,801	(42,733)	275,068	2,996,269	(394,339)	2,601,930
Class I
03-10-08(1) - 12-31-08	301	—	301	3,019	—	3,019
Class S
03-10-08(1) - 12-31-08	192,409	(19,077)	173,332	1,735,854	(174,612)	1,561,242
Class T
03-10-08(1) - 12-31-08	301	—	301	3,010	—	3,010
Index Solution 2015
Class ADV
03-10-08(1) - 12-31-08	1,220,679	(167,631)	1,053,048	10,765,736	(1,394,872)	9,370,864
Class I
03-10-08(1) - 12-31-08	27,994	(6,395)	21,599	274,028	(52,095)	221,933
Class S
03-10-08(1) - 12-31-08	479,828	(12,283)	467,545	4,267,904	(112,796)	4,155,108
Class T
03-10-08(1) - 12-31-08	301	—	301	3,010	—	3,010
Index Solution 2025
Class ADV
03-10-08(1) - 12-31-08	1,641,480	(28,885)	1,612,595	13,818,340	(245,278)	13,573,062
Class I
03-10-08(1) - 12-31-08	301	—	301	3,010	—	3,010
Class S
03-10-08(1) - 12-31-08	609,599	(25,725)	583,874	5,017,716	(209,377)	4,808,339
Class T
03-10-08(1) - 12-31-08	301	—	301	3,010	—	3,010
Index Solution 2035
Class ADV
03-10-08(1) - 12-31-08	1,269,760	(43,067)	1,226,693	10,149,394	(353,813)	9,795,581
Class I
03-10-08(1) - 12-31-08	24,099	(1,426)	22,673	231,351	(12,576)	218,775
Class S
03-10-08(1) - 12-31-08	579,998	(39,116)	540,882	4,602,554	(333,463)	4,269,091
Class T
03-10-08(1) - 12-31-08	301	—	301	3,010	—	3,010
Index Solution 2045
Class ADV
03-10-08(1) - 12-31-08	441,434	(9,628)	431,806	3,665,156	(72,455)	3,592,701
Class I
03-10-08(1) - 12-31-08	18,916	(2,766)	16,150	184,918	(19,173)	165,745
Class S
03-10-08(1) - 12-31-08	249,731	(1,267)	248,464	2,021,928	(8,928)	2,013,000
Class T
03-10-08(1) - 12-31-08	301	—	301	3,010	—	3,010

(1)	Commencement of operations

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Index Solution Income	$(11)	$4,662	$(4,651)
Index Solution 2015	(22)	9,268	(9,246)
Index Solution 2025	(24)	5,861	(5,837)
Index Solution 2035	(12)	2,883	(2,871)
Index Solution 2045	(19)	375	(356)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

No dividends or distributions were made during the period ended December 31, 2008.

The tax-basis components of distributable earnings as of December 31, 2008 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$46,922	$(62,320)
Index Solution 2015	143,728	(884,100)
Index Solution 2025	163,846	(1,434,021)
Index Solution 2035	140,603	(1,077,886)
Index Solution 2045	53,759	(869,814)

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 11 — CONCENTRATION OF INVESTMENT RISK

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolios. Furthermore, the Investment Adviser’s allocation of a Portfolio’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Portfolio may be underweighted

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISK (continued)

in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities: Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, DSL and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep N.V., including DSL (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of DSL were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

30

ING INDEX SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
40,878	ING International Index Portfolio - Class I		$262,030
285,084	ING Lehman Brothers U.S. Aggregate Bond Index Portfolio - Class I		2,885,051
139,866	ING Russell Large Cap Index Portfolio - Class I		1,008,436

	Total Investments in Affiliated Investment Companies (Cost $4,163,691)*	100.0%	$4,155,517
	Other Assets and Liabilities - Net	(0.0)	(1,725)

	Net Assets	100.0%	$4,153,792

*	Cost for federal income tax purposes is $4,217,837.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$29,079
Gross Unrealized Depreciation	(91,399)

Net Unrealized Depreciation	$(62,320)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$4,155,517	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$4,155,517	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

31

ING INDEX SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
251,899	ING International Index Portfolio - Class I		$1,614,676
569,659	ING Lehman Brothers U.S. Aggregate Bond Index Portfolio - Class I		5,764,952
648,011	ING Russell Large Cap Index Portfolio - Class I		4,672,156
61,629	ING Russell Mid Cap Index Portfolio - Class I		408,602
71,662	ING Russell Small Cap Index Portfolio - Class I		555,383

	Total Investments in Affiliated Investment Companies (Cost $13,620,160)*	100.0%	$13,015,769
	Other Assets and Liabilities - Net	(0.0)	(5,248)

	Net Assets	100.0%	$13,010,521

*	Cost for federal income tax purposes is $13,899,869.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$140,921
Gross Unrealized Depreciation	(1,025,021)

Net Unrealized Depreciation	$(884,100)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$13,015,769	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$13,015,769	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

32

ING INDEX SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
492,544	ING International Index Portfolio - Class I		$3,157,205
413,581	ING Lehman Brothers U.S. Aggregate Bond Index Portfolio - Class I		4,185,435
1,083,700	ING Russell Large Cap Index Portfolio - Class I		7,813,475
133,586	ING Russell Mid Cap Index Portfolio - Class I		885,676
139,558	ING Russell Small Cap Index Portfolio - Class I		1,081,575

	Total Investments in Affiliated Investment Companies (Cost $18,453,966)*	100.0%	$17,123,366
	Other Assets and Liabilities - Net	(0.0)	(6,144)

	Net Assets	100.0%	$17,117,222

*	Cost for federal income tax purposes is $18,557,387.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$95,181
Gross Unrealized Depreciation	(1,529,202)

Net Unrealized Depreciation	$(1,434,021)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$17,123,366	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$17,123,366	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

33

ING INDEX SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
509,111	ING International Index Portfolio - Class I		$3,263,401
191,998	ING Lehman Brothers U.S. Aggregate Bond Index Portfolio - Class I		1,943,016
802,561	ING Russell Large Cap Index Portfolio - Class I		5,786,464
165,936	ING Russell Mid Cap Index Portfolio - Class I		1,100,155
162,709	ING Russell Small Cap Index Portfolio - Class I		1,260,992

	Total Investments in Affiliated Investment Companies (Cost $14,323,451)*	100.0%	$13,354,028
	Other Assets and Liabilities - Net	(0.0)	(4,866)

	Net Assets	100.0%	$13,349,162

*	Cost for federal income tax purposes is $14,431,914.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$50,752
Gross Unrealized Depreciation	(1,128,638)

Net Unrealized Depreciation	$(1,077,886)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$13,354,028	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$13,354,028	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

34

ING INDEX SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
257,850	ING International Index Portfolio - Class I		$1,652,816
23,611	ING Lehman Brothers U.S. Aggregate Bond Index Portfolio - Class I		238,941
255,235	ING Russell Large Cap Index Portfolio - Class I		1,840,241
84,087	ING Russell Mid Cap Index Portfolio - Class I		557,494
86,538	ING Russell Small Cap Index Portfolio - Class I		670,666

	Total Investments in Affiliated Investment Companies (Cost $5,770,717) *	100.0%	$4,960,158
	Other Assets and Liabilities - Net	(0.0)	(1,776)

	Net Assets	100.0%	$4,958,382

*	Cost for federal income tax purposes is $5,829,972.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$5,613
Gross Unrealized Depreciation	(875,427)

Net Unrealized Depreciation	$(869,814)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$4,960,158	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$4,960,158	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

35

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund’s Board. A Director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships held by Director
Independent Directors:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director	November 2007 -Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004)	161	None

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Director	November 1997 - Present	President, Bechtler Arts Foundation (March 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	161	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Director	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	161	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	161	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	161	Bankers Trust Company, N.A. (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	161	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corporation (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2006 - Present	Consultant (May 2001 - Present).	161	Global Alternative Asset Management, Inc. (October 2007 - Present) and Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	161	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

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DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships held by Director
Directors who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	161	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).	200	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)

Directors serve until their successors are duly elected and qualified. The tenure of each Director is subject to the Board’s retirement policy, which states that each Independent Director shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Director reaches the age of 70, if that Director qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Director reaches the age of 72 or has served as a Director for 15 years, whichever comes first, if that Director does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twian House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

37

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	January 2005 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	January 2005 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

38

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2005 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

39

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UISOL	(1208-022709)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $646,000 for year ended December 31, 2008 and $653,000 for year ended December 31, 2007.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $81,700 for year ended December 31, 2008 and $74,700 for year ended December 31, 2007.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $194,451 in the year ended December 31, 2008 and $176,537 in the year ended December 31, 2007.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $42,500 in the year ended December 31, 2008 and $0 in the year ended December 31, 2007.

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

5

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved:  November 29, 2007

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,600 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $21,000 per fund per year

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:       January 1, 2008

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

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(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,826,535 for year ended December 31, 2008 and $391,637 for year ended December 31, 2007.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Partners, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 6, 2009

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